UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Walgreens Boots Alliance, Inc.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, Illinois 60015

, 2025

Dear WBA Stockholder:

You are invited to attend a special meeting (we refer to such meeting, including any adjournment, postponement or rescheduling thereof, as the “Special Meeting”) of the stockholders of Walgreens Boots Alliance, Inc. (“WBA” or the “Company”) to be held on     , 2025, at      Central Time. The Special Meeting will be held virtually via live audio webcast at      .

On March 6, 2025, the Company entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the other affiliates of Parent named therein (collectively, together with Parent and Merger Sub, the “Parent Entities”), pursuant to which, subject to the terms and conditions set forth therein and among other things, Merger Sub will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”). Parent and Merger Sub are affiliates of Sycamore Partners Management, L.P. (“Sycamore”).

At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Merger Agreement.

If the Merger is completed, subject to the terms set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliate thereof, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with the General Corporation Law of the State of Delaware (the “DGCL”)), will be automatically cancelled and converted into the right to receive (a) cash in an amount equal to $11.45, without interest thereon and subject to all applicable withholding (the “Per Share Cash Consideration”), and (b) one divested asset proceed right (each, a “DAP Right”) issued by Parent or one of its affiliates subject to and in accordance with the DAP Rights Agreement (as defined in the accompanying proxy statement) (the “Per Share DAP Right Consideration” and, collectively with the Per Share Cash Consideration, the “Per Share Consideration”) and (ii) each share of Company Common Stock that is held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliates thereof, in each case, as of immediately prior to the Effective Time, will be automatically cancelled for no consideration.

The board of directors of the Company (the “Board”), with Stefano Pessina and John Lederer (the “Recused Directors”) recused from the deliberations and approval, unanimously (1) determined that it is fair to, and in the best interests, of the Company and the Company’s stockholders (including the unaffiliated stockholders (as defined below)), and declared it advisable, to enter into the Merger Agreement and certain other transaction documents, in each case, upon the terms and subject to the conditions set forth therein, (2) approved the execution and delivery of the Merger Agreement and certain other transaction documents by the Company,

i

the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, (3) resolved to recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, and (4) directed that the adoption and approval of the Merger Agreement be submitted for consideration by the Company’s stockholders at a meeting thereof.

The approval of the proposal to adopt the Merger Agreement, which we refer to as the “Merger Agreement Proposal,” requires both the affirmative vote of (a) the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matter at the Special Meeting, which we refer to as the “Delaware law vote condition,” and (b) the holders of a majority of the outstanding shares of Company Common Stock held by the unaffiliated stockholders cast on such matter at the Special Meeting, which we refer to as the “unaffiliated vote condition.” The unaffiliated stockholders are the Company’s stockholders other than Stefano Pessina, Executive Chairman of the Board, John Lederer, Parent and any of their respective affiliates.

At the Special Meeting, you will also be asked to consider and vote on (1) a proposal to adjourn the Special Meeting, from time to time, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, which we refer to as the “Adjournment Proposal” and which requires the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on such matter, whether or not a quorum is present, and (2) a nonbinding, advisory proposal regarding certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which we refer to as the “Merger-Related Compensation Proposal” and which requires the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on such matter, assuming a quorum is present.

The Merger Agreement and the Merger have been unanimously approved by the Board, other than the Recused Directors. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.

Your vote is very important. The Merger cannot be completed unless the Merger Agreement Proposal is approved by both a majority of the outstanding shares entitled to vote at the Special Meeting and a majority of the votes cast by the unaffiliated stockholders. A failure to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition.

If you are a record holder of Company Common Stock, whether or not you expect to attend the Special Meeting, at your earliest convenience, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid reply envelope or submit your proxy using the telephone or internet procedures that are included on the enclosed proxy card. If you attend the Special Meeting and vote during the Special Meeting, your vote by ballot will revoke any proxy previously submitted.

If you hold your shares of Company Common Stock through a bank, broker or other nominee, then you are a beneficial owner of shares of Company Common Stock held in “street name,” and you should follow the procedures provided by your bank, broker or other nominee in order to vote. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions.

Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.

The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached

ii

as Annex A to the accompanying proxy statement. We encourage you to read carefully the entire proxy statement and its annexes, including the Merger Agreement, and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 13 of our annual report on Form 10-K for the fiscal year ended August 31, 2024, the “Risk Factors” section beginning on page 61 of our quarterly report on Form 10-Q for the fiscal quarter ended February 28, 2025 and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to our business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you.

If you have any questions or need assistance voting your shares of Company Common Stock, please contact Innisfree M&A Incorporated, the Company’s proxy solicitor in connection with the Special Meeting:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll free: (877) 750-0666

Bankers and Brokers may call collect: (212) 750-5833

Thank you in advance for your cooperation and continued support.

Sincerely,

Timothy C. Wentworth
Chief Executive Officer

The accompanying proxy statement is dated     , 2025 and is first being mailed to the Company’s stockholders on or about     , 2025.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, Illinois 60015

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON     , 2025

Notice is hereby given that a special meeting (we refer to such meeting, including any adjournment, postponement or rescheduling thereof, as the “Special Meeting”) of the stockholders of Walgreens Boots Alliance, Inc. (“WBA,” the “Company” or “us”) will be held on     , 2025, at      Central Time. The Special Meeting will be held virtually via live audio webcast at     . The Special Meeting will be held for the following purposes:

1. to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 6, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the other affiliates of Parent named therein (collectively, together with Parent and Merger Sub, the “Parent Entities”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which, subject to the terms and conditions set forth therein and among other things, Merger Sub will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”) (such proposal, the “Merger Agreement Proposal”);

2. to consider and vote on a proposal to adjourn the Special Meeting, from time to time, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”); and

3. to consider and approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”).

These items of business are more fully described in the accompanying proxy statement. The proxy statement, as well as the Merger Agreement attached thereto, are hereby incorporated by reference into this notice. The Company will transact no other business at the Special Meeting, except such business as may properly be brought before the Special Meeting by or at the direction of the Company’s board of directors (the “Board”).

The affirmative vote of both (1) the holders of a majority of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) entitled to vote on such matter at the Special Meeting, which we refer to as the “Delaware law vote condition,” and (2) the holders of a majority of the outstanding shares of Company Common Stock held by the unaffiliated stockholders (as defined below) cast on such matter at the Special Meeting, which we refer to as the “unaffiliated vote condition,” is necessary for the approval of the Merger Agreement Proposal. Whether or not a quorum is present, the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on such matter is necessary for the approval of the Adjournment Proposal.

i

Assuming a quorum is present, the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on such matter is necessary for the approval of the Merger-Related Compensation Proposal. The unaffiliated stockholders are the Company’s stockholders other than Stefano Pessina, Executive Chairman of the Board, John Lederer, Parent and any of their respective affiliates.

The record date for the Special Meeting is     , 2025 (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.

If the Merger is consummated, a stockholder who did not vote in favor of the Merger Agreement Proposal, submitted a written demand for appraisal prior to the vote on the Merger Agreement Proposal and otherwise complied with all other applicable requirements of Delaware law, will have the right to seek appraisal of the fair value of its shares in accordance with Section 262 (as defined below). The procedures for exercising appraisal rights are summarized in the proxy statement accompanying this notice.

The Merger Agreement and the Merger have been unanimously approved by the Board, other than Stefano Pessina and John Lederer (the “Recused Directors”). The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.

Your vote is very important. The Merger cannot be completed unless the Merger Agreement Proposal is approved by both a majority of the outstanding shares entitled to vote at the Special Meeting and a majority of the votes cast by the unaffiliated stockholders. A failure to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the approval of the Merger Agreement Proposal under the Delaware law vote condition.

If you are a record holder of Company Common Stock, whether or not you expect to attend the Special Meeting, at your earliest convenience, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid reply envelope or submit your proxy using the telephone or internet procedures that are included on the enclosed proxy card. If you attend the Special Meeting and vote during the Special Meeting, your vote by ballot will revoke any proxy previously submitted.

If you hold your shares of Company Common Stock through a bank, broker or other nominee, then you are a beneficial owner of shares of Company Common Stock held in “street name,” and you should follow the procedures provided by your bank, broker or other nominee in order to vote. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions.

The proxy statement of which this notice forms a part provides a detailed description of the Merger Agreement, the Merger and the other Transactions. A copy of the Merger Agreement is attached as Annex A to the proxy statement and a summary of the Merger Agreement can be found in the section titled “The Merger Agreement” in the accompanying proxy statement, and the full text of such Merger Agreement and such summary are incorporated by reference into this notice. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in this proxy statement. If you have any questions concerning the Merger or the proxy statement, would

ii

like additional copies of the proxy statement or need assistance voting your shares of Company Common Stock, please contact Innisfree M&A Incorporated, the Company’s proxy solicitor in connection with the Special Meeting:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll free: (877) 750-0666

Bankers and Brokers may call collect: (212) 750-5833

By order of the Board of Directors,

Lanesha Minnix Corporate Secretary

Deerfield, Illinois

    , 2025

iii

TABLE OF CONTENTS

i

SUMMARY TERM SHEET

The following summary term sheet highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic. See the section of this proxy statement entitled “Where You Can Find More Information.”

Certain Defined Terms

Unless stated otherwise, whenever used in this proxy statement the following terms have the meanings set forth below:

•

“Adjournment Proposal” means the proposal to adjourn the Special Meeting, from time to time, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal;

•

“Available Cash Balance” means, as of any date of determination, the amount of (i) the cash and cash equivalents of DAP Issuer, minus (ii) the aggregate amount of the sale expenses in connection with a Village Sale actually incurred from January 1, 2025 through the date of determination that remains outstanding and unpaid as of the date of determination, minus (iii) any severance costs of the Village Business payable by DAP Issuer or any of its affiliates (other than the VPMC Group) that remain outstanding and unpaid as of the date of determination, minus (iv) the aggregate amount of the Funding Limit, as such term is defined in the Merger Agreement, to the extent not previously repaid or otherwise reimbursed or settled as of the date of determination, minus (v) the aggregate amount of certain direct or indirect investments into the VPMC Group (“Investment”) to the extent not previously repaid or otherwise reimbursed to DAP Issuer or any of its affiliates (other than the VPMC Group) as of the date of determination, minus (vi) if the Company breached the Merger Agreement by the Company or any of its Subsidiaries making Investments into the VPMC Group such that the net funded amounts at the Merger Closing was in excess of the Funding Limit, the amount of such excess to the extent not previously repaid or otherwise reimbursed to DAP Issuer or any of its affiliates (other than the VPMC Group) as of the date of determination, and minus (vii) certain unpaid taxes of DAP Issuer. Any Equity Award Catch-up Amounts (as defined below) and any amounts retained by DAP Issuer in respect of forfeited Equity Award DAP Rights (as defined below) shall not be considered cash and cash equivalents of DAP Issuer or its direct and indirect subsidiaries that directly or indirectly own any equity interests in any member of the VPMC Group (other than the members of the VPMC Group) and shall not be included in the calculation of Available Cash Balance;

•	“Board” means the board of directors of the Company;

•	“Bridge Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and among Merger Sub and UBS AG, Stamford Branch;

•	“Code” means the Internal Revenue Code of 1986, as amended;

•	“Company,” “us,” “our” or “we” mean Walgreens Boots Alliance, Inc., a Delaware corporation;

•	“Company Common Stock” means the common stock, par value $0.01 per share, of the Company;

•	“Company DSU” means a deferred stock unit of the Company;

•	“Company Equity Awards” means, collectively, Company DSUs, Company PSAs, Company RSUs and Company Stock Options;

•	“Company PSA” means a performance share award of the Company;

•	“Company RSU” means a restricted stock unit of the Company;

•

“Company Stockholder Approval” means the approval of the Merger Agreement by the (a) holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matter at the Special Meeting and (b) holders of a majority of the outstanding shares of Company Common Stock held by the unaffiliated stockholders cast on such matter at the Special Meeting;

•	“Company Stock Option” means an option to purchase shares of Company Common Stock granted pursuant to any Company Stock Plan or otherwise;

•	“Company Stock Plans” means the Company’s 2021 Omnibus Incentive Plan and the Company’s 2013 Omnibus Incentive Plan, in each case as amended or restated;

•

“Company Termination Fee” means an amount equal to (a) $158,000,000, if the Company terminated the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal (as defined in the section of this proxy statement entitled “The Merger Agreement—Go Shop; Restrictions on Solicitation of Other Offers”) during the “go-shop” period or with an Exempted Person on or prior to the 55th day following the date of the Merger Agreement and (b) $316,000,000 in the event that the Merger Agreement is terminated (except as provided in clause (a) above);

•	“DAP Issuer” means a to-be formed Delaware limited liability company affiliated with the Parent or Parent Entities and to be party to the DAP Rights Agreement;

•	“DAP Right Holder” means a holder of a DAP Right;

•	“DAP Rights” means the divested asset proceed rights issued or issuable (upon vesting) by Parent or one of its affiliates subject to and in accordance with the DAP Rights Agreement;

•

“DAP Rights Agreement” means the divested asset proceed rights agreement to be entered into and effective as of the Effective Time by and among the Company, Parent, DAP Issuer, certain other Parent Entities, the Sale Committee, the Shareholder Representative and a Rights Agent (as defined in the section entitled “Questions and Answers About the Special Meeting and the Merger—What is the time limit for sale of the Divested Assets underlying the DAP Rights?”);

•

“Debt Commitment Letters” means the USR ABL Commitment Letter, FILO Commitment Letter, Factoring Commitment Letter, International Commitment Letter, Shields Commitment Letter, Bridge Commitment Letter and Real Estate Financing Commitment Letter;

•

“Debt Commitment Parties” means Wells Fargo Bank, National Association, Wells Fargo Bank, National Association, London Branch, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A. London Branch, J.P. Morgan Securities plc, Goldman Sachs Bank USA, UBS AG, Stamford Branch, UBS AG London Branch, UBS Securities LLC, Citigroup Global Markets Inc. (together with Citibank, N.A., Citibank, N.A., London Branch, Citicorp USA, Inc. and/or Citicorp North America, Inc.), Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Mizuho Bank, Ltd., PNC Bank, National Association, PNC Financial Services UK Ltd., PNC Capital Markets LLC, Sixth Street Partners, LLC, Ares Capital Management LLC, Oaktree Capital Management, L.P., Pathlight Capital, L.P., Callodine Commercial Finance, LLC, Callodine Credit Management, LLC, HPS Investment Partners, LLC and Goldman Sachs Asset Management, L.P., in each case, together with certain of its affiliates;

•	“DGCL” means the General Corporation Law of the State of Delaware;

•	“Divested Assets” means the Company’s equity or debt interests in Village Practice Management Company Holdings, LLC and its subsidiaries;

•	“Effective Time” means the effective time of the Merger;

•

“Entire Village Sale” means a direct or indirect sale, transfer, lease, license, exchange or other disposition (including by means of a merger or other business combination transaction), following the date of the Merger Agreement, the effect of which is to divest 100% of DAP Issuer’s then remaining Unsold Village Interests;

•	“Equity Commitment Letter” means the Equity Commitment Parties’ equity commitment letter, dated as of March 6, 2025;

•	“Equity Commitment Parties” means Sycamore Partners III, L.P., Sycamore Partners III-A, L.P. and Sycamore Partners Wing Co-Invest, L.P.;

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended;

•	“Factoring Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and between Merger Sub and Wells Fargo Bank, National Association;

•

“FILO Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and among inter alios, Merger Sub and Sixth Street Partners, LLC, Ares Capital Management LLC, Oaktree Capital Management, L.P., Pathlight Capital, L.P., Callodine Commercial Finance, LLC and Callodine Credit Management, LLC;

•	“Financing” means, collectively, the Debt Financing, the Preferred Equity Financing and the Equity Financing (each as defined in the section entitled “Financing of the Merger”);

•	“Financing Letters” means Debt Commitment Letters, Preferred Equity Commitment Letter and Equity Commitment Letter;

•	“GAAP” means generally accepted accounting principles in the United States as in effect from time to time;

•	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

•	“Initial Closing” means the initial closing that will take place on the business day immediately prior to the Merger Closing;

•	“Innisfree” means Innisfree M&A Incorporated, proxy solicitor to the Company;

•

“Interim Distribution Shareholder Proceeds” means, as of any date of determination, with respect to an Interim Distribution (as defined in the section entitled “The DAP Rights Agreement—Payment for Interim Distributions”), the product of (i) 70% and (ii) the Mandatory Distribution Amount (as defined in the section entitled “The DAP Rights Agreement—Payment for Interim Distributions”), Discretionary Amount or Unanimous Distribution, as applicable; provided that, for the avoidance of doubt, with respect to any Interim Distribution, the maximum amount a DAP Right Holder may receive in respect of a DAP Right (taking into account all prior payments with respect to such DAP Right) is $3.00;

•

“International Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and among inter alios, Merger Sub and JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A. London Branch, J.P. Morgan Securities plc, Goldman Sachs Bank USA, UBS AG London Branch, Citibank, N.A., London Branch, Citicorp North America, Inc., Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, National Association, Wells Fargo Bank, National Association, London Branch, Wells Fargo Securities, LLC, Mizuho Bank, Ltd., PNC Bank, National Association, PNC Financial Services UK Ltd. and PNC Capital Markets LLC;

•	“Limited Guaranty” means the limited guaranty, dated as of March 6, 2025, by and among the Company, Sycamore Partners III, L.P. and Sycamore Partners III-A, L.P.;

•	“Merger” means the merger of Merger Sub with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Parent, pursuant to the Merger Agreement;

•	“Merger Agreement” means the Agreement and Plan of Merger, dated as of March 6, 2025, by and among Parent, Merger Sub and the Company, as it may be amended from time to time;

•	“Merger Agreement Proposal” means the proposal to adopt the Merger Agreement;

•	“Merger Closing” means the closing of the Merger;

•	“Merger Sub” means Blazing Star Merger Sub, Inc., a Delaware corporation;

•

“Merger-Related Compensation Proposal” means the proposal to approve, by nonbinding, advisory vote, compensation that may become payable to the Company’s Named Executive Officers in connection with the Merger;

•	“Named Executive Officers” or “NEOs” means Stefano Pessina, Timothy Wentworth, Manmohan Mahajan, Ornella Barra, Mary Langowski and Ginger Graham;

•	“Nasdaq” means the Nasdaq Capital Market stock exchange and any successor thereto;

•	“Parent” means Blazing Star Parent, LLC, a Delaware limited liability company;

•	“Parent Entities” means Parent, Merger Sub, and the other affiliates of Parent named in the Merger Agreement;

•	“Paying Agent” means the paying agent for the Merger;

•

“Per Share Cash Consideration” means the right to receive $11.45 in cash, without interest thereon and subject to all applicable withholding, per share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled for no consideration in accordance with the Merger Agreement and Dissenting Shares (as defined below));

•	“Per Share Consideration” means collectively, the Per Share Cash Consideration and the Per Share DAP Right Consideration;

•

“Per Share DAP Right Consideration” means the right to receive one DAP Right per share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled for no consideration in accordance with the Merger Agreement and Dissenting Shares);

•

“Pre-Closing Company-Village Loans” means collectively, loans or advances from the Company under the Pre-Closing Primary Facility as of January 1, 2025, including all interest and other amounts that are paid in kind and capitalized to the principal amount thereof on the terms provided under the Pre-Closing Primary Facility;

•

“Pre-Closing Primary Facility” means the credit agreement, dated as of January 3, 2023 (as amended, restated, amended and restated, supplemented, waived or otherwise modified and in effect as of the date of the Merger Agreement), by and among VPMC and Village Practice Management Company, LLC, a Delaware limited liability company and a direct and wholly-owned subsidiary of VPMC, as co-borrowers, the administrative agent party thereto and the lenders from time to time party thereto;

•	“Preferred Equity Commitment Letter” means the preferred equity commitment letter, dated as of March 6, 2025, by and among, among others, Merger Sub and GoldenTree Asset Management LP;

•	“Preferred Equity Commitment Party” means GoldenTree Asset Management LP;

•

“Real Estate Financing Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and among inter alios, Merger Sub, UBS AG, Stamford Branch and Wells Fargo Bank, National Association;

•	“Record Date” means , 2025, the record date for the Special Meeting;

•	“Recused Directors” means Stefano Pessina and John Lederer;

•	“Reinvestment” means the transactions contemplated in the Reinvestment Agreement;

•	“Reinvestment Agreement” means the Reinvestment Agreement, dated as of March 6, 2025, by and among Stefano Pessina, Alliance Santé Participations S.A. and Parent;

•

“Remaining Asset Amount” means the aggregate fair market value as of the Sale Deadline of the Unsold Village Interests, with such fair market value determined in accordance with the DAP Rights Agreement;

•	“Reverse Termination Fee” means an amount equal to $560,000,000;

•

“Sale Committee” means a committee comprised of members appointed by the SP Investors, Shareholder Representative and Parent Entities, which shall (except as otherwise specified in the DAP Rights Agreement) act by majority vote;

•

“Sale Deadline” means (i) the four-year anniversary of the Effective Time or (ii) if one or more definitive agreements providing for a Village Sale is executed prior to the four-year anniversary of the Effective Time (or the applicable Sale Deadline) but the Village Sale has not closed, the Sale Deadline shall be the date sixty (60) days following the date all such sales agreements have either been terminated or any and all closings under such sales agreements have occurred (provided that the Sale Deadline shall be automatically extended for successive one-year periods unless DAP Issuer delivers written notice of termination to the Sale Committee and the Rights Agent at least twenty (20) business days prior to the then-applicable Sale Deadline);

•

“Sale Deadline Shareholder Proceeds” means, as of the Sale Deadline, the product of (i) 70% and (ii) the Sale Deadline Net Proceeds (as defined in the section entitled “Questions and Answers About the Special Meeting and the Merger— What is the time limit for sale of the Divested Assets underlying the DAP Rights?”); provided that, for the avoidance of doubt, if the Village Aggregate Shareholder Proceeds Amount (after giving effect to the payment of the Sale Deadline Shareholder Proceeds) would result in a DAP Right Holder of any outstanding DAP Right receiving aggregate DAP Right payment amounts in respect of such DAP Right in excess of the DAP Cap Amount (as defined in the DAP Rights Agreement), then the Sale Deadline Shareholder Proceeds shall be reduced to the extent necessary such that, after giving effect to the payment of the Sale Deadline Shareholder Proceeds, such DAP Right Holder of such DAP Right shall have received aggregate DAP Right payment amounts in respect of such DAP Right equal to the DAP Cap Amount;

•	“Section 262” means Section 262 of the DGCL;

•	“Securities Act” means the Securities Act of 1933, as amended;

•

“Shareholder Representative” means a committee, or person controlled by a committee, comprised of individual members of the Board immediately prior to the Effective Time, who shall act by majority vote on behalf of the DAP Right Holders as their sole and exclusive representative in their capacities as DAP Right Holders for all matters in connection with the DAP Rights Agreement;

•

“Shields Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and among, inter alios, Merger Sub, HPS Investment Partners, LLC, Goldman Sachs Asset Management, L.P. and JPMorgan Chase Bank, N.A.;

•

“SP Investors” means Alliance Santé Participations S.A., a Luxembourg société anonyme, and Stefano Pessina and any of their permitted transferees under the Voting Agreement and the Reinvestment Agreement to which any shares of Company Common Stock are transferred;

•	“Special Meeting” means the special meeting of the stockholders of the Company to be held on , 2025, at Central Time, including any adjournment, postponement or rescheduling thereof;

•

“Subsidiary” means, with respect to any person, another person (a) of which such first person owns or controls, directly or indirectly, securities or other ownership interests representing (i) more than 50% of the voting power of all outstanding stock or ownership interests of such second person, or (ii) the right to receive more than 50% of the net assets available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution; or (b) of which such first person is a general partner or managing member;

•	“Surviving Corporation” means the surviving company in the Merger;

•	“Sycamore” or “Sponsor” means Sycamore Partners Management, L.P.;

•

“Sycamore Entities” means Parent, Merger Sub, Sycamore Partners III, L.P., Sycamore Partners III-A, L.P., Sycamore Partners Wing Co-Invest, L.P., Sycamore Partners III GP, L.P., Sycamore Partners III GP, Ltd., the Topcos and the SP Investors;

•	“Sycamore Investors” means the Sycamore Entities other than the SP Investors;

•	“Sycamore Partners III, L.P.” means Sycamore Partners III, L.P., a Cayman Islands exempted limited partnership;

•	“Sycamore Partners III-A, L.P.” means Sycamore Partners III-A, L.P., a Cayman Islands exempted limited partnership;

•	“Sycamore Partners Wing Co-Invest, L.P.” means Sycamore Partners Wing Co-Invest, L.P., a Delaware limited partnership;

•

“Topco” means each of Blazing Star CCX Superco, Inc., Blazing Star IA Parent, LLC, Blazing Star Shields Superco II, LLC, Blazing Star Investors, LLC, Blazing Star Boots Superco (Jersey) Limited, Blazing Star Retail Blocker Buyer, LLC, Blazing Star Office Blocker Buyer, LLC, Blazing Star DC Blocker Buyer, LLC and Blazing Star Excluded Property Blocker Buyer, LLC;

•	“Transactions” means the Merger and the other transactions contemplated by the Merger Agreement;

•	“unaffiliated stockholders” means the holders of shares of Company Common Stock other than Stefano Pessina, John Lederer, Parent and any of their respective affiliates;

•

“Unsold Village Interests” means, without duplication of amounts included in clause (i) of the definition of Available Cash Balance, all of (i) DAP Issuer’s direct or indirect equity interests in the VPMC Group, (ii) DAP Issuer’s direct or indirect interest in the Pre-Closing Company-Village Loans, and (iii) without duplication, any non-cash or cash equivalent property then held by the Village Entities (other than the VPMC Group and the Village Blockers), in each case as of the Sale Deadline;

•

“USR ABL Commitment Letter” means the commitment letter, dated as of March 6, 2025, by and among inter alios, Merger Sub and Wells Fargo Bank, National Association, Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., UBS AG, Stamford Branch, UBS Securities LLC, Mizuho Bank, Ltd., PNC Bank, National Association and PNC Capital Markets LLC;

•

“Village Aggregate Shareholder Proceeds Amount” means, with respect to a DAP Right payment amount, the sum, without duplication, of (i) the amount of the DAP Right payment amount and (ii) the sum, without duplication, of all prior DAP Right payment amounts actually made to DAP Right Holders;

•	“Village Business” means the business and operations carried on by the VPMC Group;

•

“Village Entities” means DAP Issuer, the VPMC Group and each direct and indirect subsidiary of DAP Issuer that directly or indirectly owns any equity interests in any member of the VPMC Group. For the avoidance of doubt, as of the date hereof, the Village Entities shall include Kinnevik US Holdings, LLC, a Delaware limited liability company, THV VMD Blocker, LLC, a Delaware limited liability company, and Oak HC/FT VMD Blocker, LLC, a Delaware limited liability company (collectively, the “Village Blockers”);

•

“Village Sale” means a direct or indirect sale, transfer, lease, license, exchange or other disposition (including by means of a merger or other business combination transaction) (i) of any portion of the consolidated assets of the VPMC Group, (ii) of any portion of DAP Issuer’s direct or indirect equity interests in the Village Entities or (iii) the effect of which is to divest DAP Issuer of any portion of its direct or indirect investment in the VPMC Group, including an Entire Village Sale;

•	“Voting Agreement” means the Voting Agreement, dated as of March 6, 2025, by and among the Company, Stefano Pessina, Alliance Santé Participations S.A. and Parent;

•	“VPMC” means Village Practice Management Company Holdings, LLC, a Delaware limited liability company; and

•	“VPMC Group” means VPMC and its Subsidiaries.

Merger Consideration

At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliate thereof (the “Excluded Shares”), or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with the DGCL (the “Dissenting Shares”)) will be automatically converted into the right to receive (a) cash in an amount equal to $11.45, without interest thereon and subject to all applicable withholding (the “Per Share Cash Consideration”), and (b) one divested asset proceed right (each, a “DAP Right”) issued by Parent or one of its affiliates subject to and in accordance with the DAP Rights Agreement (the “Per Share DAP Right Consideration” and, collectively with the Per Share Cash Consideration, the “Per Share Consideration”).

DAP Rights

The DAP Rights are generally non-transferrable rights to be issued as a component of the Per Share Consideration. Each DAP Right gives the DAP Right Holder a contingent right to receive a pro rata portion of 70% of the net proceeds from any monetization of the Company’s equity or debt interests in the VPMC Group, up to $3.00 per DAP Right, as detailed in the DAP Rights Agreement. Although the Sale Committee formed pursuant to the DAP Rights Agreement to conduct the sale process of the VPMC Group will take into consideration the benefit of maximizing the value of the business of the VPMC Group and the amounts payable pursuant to the DAP Rights, there can be no assurance that any payment will be made under the DAP Rights, or regarding the amount or timing of any such payment. The Sale Committee will generally act by majority vote and will be comprised of three individuals including a member appointed by the Shareholder Representative, a member appointed by the SP Investors and a member appointed by DAP Issuer. When entered into, the DAP Rights Agreement will control the terms pursuant to which payments will be made to DAP Right Holders. For a more detailed summary of the DAP Rights, see “The DAP Rights Agreement.”

Treatment of Company Equity Awards and Employee Stock Purchase Plan

At the Effective Time, except as otherwise agreed upon in writing between the holder and Parent:

(1) each then-outstanding Company Stock Option for which the exercise price per share is less than the Per Share Cash Consideration will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (ii) the excess, if any, of (A) the Per Share Cash Consideration over (B) the exercise price per share of such Company Stock Option and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company Stock Option;

(2) each then-outstanding Company Stock Option for which the exercise price per share is equal to or greater than the Per Share Cash Consideration will be cancelled without payment of any consideration;

(3) each then-outstanding Company DSU will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company DSU;

(4) each then-outstanding Company RSU that has vested on or before the Merger Closing, but not yet settled, will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon);

(5) each then-outstanding Company RSU that is unvested as of the Merger Closing will automatically be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), with amounts in respect of such Company RSU payable on the date that the original vesting conditions applicable to the underlying Company RSU are satisfied (such date, the “RSU Vesting Date”), subject to the holder of such Company RSU remaining in continuous service to the Company as an employee or consultant until the RSU Vesting Date;

(6) each then-outstanding Company PSA that is unvested and held by a former Company employee (as of immediately prior to the Merger Closing) will be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable); and

(7) each then-outstanding Company PSA that is unvested and held by a person who is an employee of the Company (as of immediately prior to the Merger Closing) will be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Rights Consideration in respect of each share of Company Common Stock subject to such unvested Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), with amounts in respect of such unvested Company PSA payable on the date that the original time-based vesting conditions applicable to the underlying Company PSA are satisfied (such date, the “PSA Vesting Date”), subject to the holder of such Company PSA remaining in continuous service to the Company as an employee or consultant until the PSA Vesting Date.

With respect to the Company’s employee stock purchase plan (the “ESPP”), any outstanding options granted under the ESPP will be exercised no later than immediately prior to the Merger Closing and the ESPP will be terminated prior to the Effective Time. In addition, the Board will take all necessary actions to provide that, following the date of the Merger Agreement, (1) no new offering period will commence, and the current offering period ending on December 31, 2025 will not be extended, (2) no new individuals will be permitted to enroll in the ESPP, (3) no participant will be permitted to increase their rate of deduction or purchases, and (4) no shares of Company Common Stock will be issued under the ESPP, except with respect to the offering period currently in effect.

Special Factors (page 35)

Background of the Merger

A description of the background of the Merger, including the Company’s discussions with Sycamore, is included in the section of this proxy statement entitled “Special Factors—Background of the Merger.”

Purposes and Reasons for the Merger; Recommendation of the Board

After careful consideration, the Board (other than the Recused Directors), acting in reliance in part upon the advice of the Company’s financial and legal advisors, unanimously (other than the Recused Directors): (1) determined that it is fair to, and in the best interests of the Company and the Company’s stockholders (including the unaffiliated stockholders), and declared it advisable, to enter into the Merger Agreement and certain other transaction documents, in each case, upon the terms and subject to the conditions set forth therein, (2) approved the execution and delivery of the Merger Agreement and certain other transaction documents by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, (3) resolved to recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, and (4) directed that the adoption and approval of the Merger Agreement be submitted for consideration by the Company’s stockholders at a meeting thereof.

The Board, by a unanimous vote of the directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal, and “FOR” the Merger-Related Compensation Proposal.

For a description of the material factors considered by the Board in deciding to recommend approval of the Merger Agreement Proposal, see the section of this proxy statement entitled “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board.”

Position of the Sycamore Entities as to the Fairness of the Merger; Purposes and Reasons of the Sycamore Entities for the Merger

Under the SEC rules governing “going-private” transactions, each of the Sycamore Entities is, or may be deemed to be, an affiliate of the Company and, therefore, the Sycamore Entities are required to express their purposes and reasons for the Merger and their beliefs as to the fairness of the Merger to the unaffiliated stockholders. For a description of the Sycamore Entities’ purposes and reasons for the Merger, and their beliefs as to the fairness of the Merger to the unaffiliated stockholders, see “Special Factors—Position of the Sycamore Entities as to the Fairness of the Merger; Purposes and Reasons of the Sycamore Entities for the Merger.”

Opinion of the Financial Advisors to the Board

Opinion of Centerview

The Company retained Centerview Partners LLC (“Centerview”), as financial advisor to the Board in connection with the proposed Merger and the other transactions contemplated by the Merger Agreement and the DAP Rights Agreement (collectively, the “Agreements”). In connection with this engagement, the Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of shares of Company Common Stock (other than (i) the SP Investors (ii) Excluded Shares and (iii) any Dissenting Shares (the shares of Company Common Stock referred to in clauses (ii) and (iii), together with any shares of Company Common Stock held by any affiliate of the Company or Parent are collectively referred to as “Excluded and Dissenting Shares” throughout this section and the summary of Centerview’s opinion in the section entitled “Special Factors—Opinions of the Financial Advisors to the Board”)). On March 6, 2025, Centerview rendered to the Board its oral opinion, subsequently confirmed in a written opinion, dated March 6, 2025, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Consideration to be paid to the holders of shares of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated March 6, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by the full text of Centerview’s written opinion attached as Annex B. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) of the Per Share Consideration to be paid to such holders pursuant to the Agreements. Centerview’s opinion did not address any other term or aspect of the Agreements or the Transactions and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

Opinion of Morgan Stanley

The Company retained Morgan Stanley (“Morgan Stanley”) to provide a financial opinion to the Board. The Company selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise, and reputation and its knowledge of the business and affairs of the Company. On March 6, 2025, at a meeting of the Board, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated March 6, 2025, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Per Share Consideration to be received by the holders of Company Common Stock (other than SP Investors and the holders of Excluded and Dissenting Shares) pursuant to the Agreements was fair, from a financial point of view, to such holders.

The full text of the written opinion of Morgan Stanley delivered to the Board, dated as of March 6, 2025, is attached as Annex C to this proxy statement and is incorporated herein by reference in its entirety. You should read Morgan Stanley’s opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view to the holders of Company Common Stock (other than SP Investors and the holders of Excluded and Dissenting Shares) of the Per Share Consideration pursuant to the Agreements as of the date of such opinion. Morgan Stanley’s opinion did not address any other aspects or implications of the Merger. Morgan Stanley’s opinion did not in any manner address the relative merits of the Transactions as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to enter into the Agreements or proceed with any other transaction contemplated by the Agreements. Morgan Stanley expressed no opinion or recommendation to any holder of Company Common Stock as to how such holders should vote at the Special Meeting, or whether to take any other action with respect to the Merger.

For a further discussion of the opinion that the Board received from Morgan Stanley, see the section entitled “Special Factors—Opinions of the Financial Advisors to the Board” beginning on page 73 of this proxy statement and the full text of the written opinion of Morgan Stanley attached as Annex C to this proxy statement.

Certain Effects of the Merger

Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares, if any) will be automatically converted into the right to receive (a) the Per Share Cash Consideration, and (b) the Per Share DAP Right Consideration. Each Excluded Share issued and outstanding immediately prior to the Effective Time will be automatically cancelled without payment of any consideration. For a further discussion of the effects of the Merger, see the section of this proxy statement entitled “Special Factors—Certain Effects of the Merger.”

Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger

In considering the recommendation of the Board that the stockholders of the Company adopt the Merger Agreement, the Company’s stockholders should be aware that the executive officers and non-employee directors of the Company have certain interests in the Transactions that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement, the Merger and the other Transactions, and in making its recommendations with respect to the Merger Agreement. These interests include, among others, severance payments that may be payable upon a qualifying termination of employment following completion of the Merger under the Company’s severance arrangements, the treatment of Company Equity Awards as provided for under the Merger Agreement, retention bonus awards, and rights to ongoing indemnification and insurance coverage. These interests are discussed in more detail in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger.” In addition, Stefano Pessina, Executive Chairman of the Board, may serve on certain boards and other similar governing bodies of the companies holding the businesses of the Company and its subsidiaries after the Merger Closing and John Lederer, a member of the Board who is also a senior advisor to Sycamore and the Chief Executive Officer of Staples, Inc., a Sycamore portfolio company, may also serve on such boards and similar governing bodies after the Merger Closing as one of Sycamore’s designees. As described more fully elsewhere in this proxy statement (including under “Special Factors — Background of the Merger”), Mr. Pessina and Mr. Lederer recused themselves from Board discussions related to the Sycamore proposal and any other alternative strategic transactions, as well as from discussions of valuation tied to the Sycamore proposal and other alternative strategic transactions.

Material U.S. Federal Income Tax Consequences of the Merger

The receipt of the Per Share Consideration in exchange for Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss a U.S. holder (as defined in the section of this proxy statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) recognizes, and the timing and potentially the character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the DAP Rights, with respect to which there is substantial uncertainty.

The tax consequences of the Merger are complex. You should consult your own tax advisor regarding the particular tax consequences of the Merger to you in light of your particular circumstances (including the application and effect of any state, local or non-U.S. income and other tax laws). For a more detailed description of the material U.S. federal income tax consequences of the Merger, see the section of this proxy statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger.”

Financing of the Merger

The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger will be approximately $18.8 billion, including related fees and expenses. The financing contemplated by the Merger Agreement is comprised of $13.33 billion expected to be funded on the Merger Closing from committed debt financing by the Debt Commitment Parties (the “Debt Financing”), $1.25 billion from committed preferred equity financing by the Preferred Equity Commitment Party (the “Preferred Equity Financing”), and $2.5 billion in the aggregate from an equity investment by the Equity Commitment Parties (the “Equity Financing”).

Parent has delivered to the Company the Equity Commitment Letter, pursuant to which the Equity Commitment Parties have committed, subject to the terms and conditions contained therein, to provide equity financing in an aggregate amount of $2.5 billion to Parent and certain of the other Parent Entities at or prior to the Initial Closing, subject to and in accordance with the terms and conditions of the Equity Commitment Letter and the Merger Agreement. Certain of the Equity Commitment Parties, which we refer to as the guarantors, have also delivered to the Company a Limited Guaranty in favor of the Company to guarantee, subject to certain limitations, the payment of such guarantor’s pro rata share of the obligation of the Parent Entities to pay the Reverse Termination Fee and certain out-of-pocket fees, cost and expenses incurred by the Company in connection with, and solely to the extent reimbursable under, the Merger Agreement (subject to an aggregate cap of $30 million).

The Parent Entities have obtained debt financing commitments and preferred equity financing commitments, the proceeds of which, if drawn in connection with the Merger Closing, will be used to consummate the Merger and the other Transactions. The Debt Commitment Parties and the Preferred Equity Commitment Party have committed to provide the Parent Entities, severally, but not jointly, with the Debt Financing and Preferred Equity Financing in the amounts and on the terms and subject to the conditions set forth in the applicable Debt Commitment Letters and the Preferred Equity Commitment Letter. The obligations of the Debt Commitment Parties to provide the Debt Financing under the applicable Debt Commitment Letters and the Preferred Equity Commitment Party to provide the Preferred Equity Financing under the Preferred Equity Commitment Letter are, in each case, subject to certain customary conditions.

The Merger Agreement (page 130)

A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement.” Among other things, the Merger Agreement includes the following terms:

•

Closings and Effective Time of the Merger. The Initial Closing, including the sale of certain businesses of the Company, will occur on a date to be agreed upon by Parent and the Company that is no later than the third business day following the satisfaction or waiver of all of the conditions to the Initial Closing set forth in the Merger Agreement or such other date as the parties may mutually agree in writing. Subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement and by applicable law) of the conditions to the Merger Closing set forth in the Merger Agreement, the Merger Closing will take place on the first business day following the Initial Closing. Assuming timely satisfaction or waiver of necessary closing conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the Company’s stockholders, we anticipate that the Merger will be completed in the fourth quarter of 2025. The Company, however, cannot specify when or assure you that all conditions to the Merger Closing will be satisfied or waived.

•

Conditions to the Merger. The obligation of each of the Company, Parent and Merger Sub to consummate the Initial Closing is subject to the satisfaction or waiver of the following conditions. These conditions, which are described more fully in “The Merger Agreement—Conditions to the Merger,” include:

•	the obtaining of the Company Stockholder Approval;

•

the waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act having expired or early termination thereof having been granted and no commitment to or agreement with a governmental entity not to consummate the Transactions being in effect;

•

certain required filings, approvals, clearances, expirations of waiting periods under antitrust laws, foreign investment laws and the foreign subsidiaries regulation, or issuance of certain required new authorizations, permits, licenses or franchises having occurred or been obtained;

•

all filings under the certain healthcare notification laws having been completed and the approvals, clearances or expirations of waiting periods applicable to the consummation of the Transactions having occurred or having been obtained;

•

no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Transactions illegal or otherwise prohibiting, restraining, preventing or enjoining consummation of the Transactions;

•	the accuracy of each party’s representations and warranties in the Merger Agreement (generally subject to materiality qualifications);

•

the performance, in all material respects, by each party of all obligations required to be performed by it under the Merger Agreement, and the compliance, in all material respects, by each party with all covenants required to be complied with by it under the Merger Agreement;

•

all of the conditions set forth in the applicable Financing Letters (other than those conditions that by their nature are to be satisfied at the Initial Closing, but each of which would be capable of being satisfied as of the Initial Closing) would be satisfied if the Merger Closing and Effective Time were to have occurred on such date;

•

all definitive documentation governing the Financing to be entered into at the Merger Closing, and all deliverables under such documentation having been provided, which definitive documentation will become effective;

•

since the date of the Merger Agreement, there shall not have occurred a Parent Material Adverse Effect or Company Material Adverse Effect (as defined in the sections of this proxy statement entitled “The Merger Agreement—Definition of Parent Material Adverse Effect” and “The Merger Agreement—Definition of Company Material Adverse Effect”) that is continuing; and

•

the delivery of an officer’s certificate by each party with respect to the accuracy of the representations and warranties, the performance of obligations and compliance with covenants of such party under the Merger Agreement and, in the case of the Company’s officer’s certificate, the absence of a Company Material Adverse Effect or Parent Material Adverse Effect that is continuing since the date of the Merger Agreement.

•

The obligation of each of the Company, Parent and Merger Sub to consummate the Merger Closing is subject to the satisfaction or waiver of the condition that the Initial Closing has been consummated as well as to the satisfaction or waiver of the following conditions:

•

the satisfaction of the conditions to the Initial Closing relating to the accuracy of certain of such party’s representations and warranties in the Merger Agreement, substituting the Merger Closing date for all references to the Initial Closing date;

•

since the Initial Closing, there not having been any effect, change, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect or Parent Material Adverse Effect;

•	since the Initial Closing, the parties having complied in all material respect with their obligations under the Merger Agreement; and

•

the delivery of a certificate on the Merger Closing date, dated the Merger Closing date and signed by an executive officer of the respective party, certifying as to the satisfaction of the foregoing conditions to the Merger Closing.

•

Go Shop; Restrictions on Solicitation of Other Offers. The Merger Agreement contains a 35-day “go-shop” provision that allowed the Company, among other things and subject to certain conditions, to solicit, initiate, knowingly facilitate or knowingly encourage any inquiries or the making of any proposal or offer that constitutes or that would reasonably be expected to lead to an Acquisition Proposal and furnish to any person and its representatives any non-public information relating to the Company or its subsidiaries in connection with any Acquisition Proposal; provided that the Company was required to promptly (and in any event within 36 hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company or its subsidiaries that was provided to any such person that was not previously made available to Parent.

•

At the end of the 35 day “go-shop” period, The Merger Agreement provides that the Company is not permitted to, among other things, directly or indirectly through its representatives, solicit, initiate, knowingly facilitate or knowingly encourage (including by way of providing non-public information) any inquiries or the making of any proposal or offer that constitutes, or that would reasonably be expected to lead to, any Acquisition Proposal (as defined in the section of this proxy statement entitled “The Merger Agreement—Go Shop; Restrictions on Solicitation of Other Offers.”)

•

Board Recommendation Changes. Prior to receipt of the Company Stockholder Approval, the Board may, (i) in response to a Superior Proposal that did not result from a material breach of the Merger Agreement, either effect a Company Board Recommendation Change (as defined in the section entitled “The Merger Agreement—Restrictions on Changes of Recommendation to Company Stockholders) or cause the Company to terminate the Merger Agreement, provided that concurrently with or prior to such termination, the Company pays to Parent the Company Termination Fee as required by the Merger Agreement and, immediately after the termination of the Merger Agreement, the Company enters into a definitive agreement providing for such Superior Proposal, or (ii) in response to an intervening event (as defined below), effect a Company Board Recommendation Change if, and only if certain conditions are met. Such conditions are described more fully in “The Merger Agreement—Restrictions on Changes of Recommendation to Company Stockholders.”

•

Termination and Termination Fees. The Merger Agreement contains certain termination rights, including, among other things, the right of either party to terminate the Merger Agreement if the Merger has not occurred on or before March 6, 2026 (or June 6, 2026 if, as of the initial outside date, any governmental entity of competent jurisdiction has issued an order prohibiting, restraining, preventing or enjoining the consummation of the Transactions or the applicable waiting period under the HSR Act has not expired) and the right of the Company to terminate the Merger Agreement to accept a Superior Proposal, subject to specified exceptions and limitations. The Merger Agreement provides that if the Company terminates the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal during the “go-shop” period or with an Exempted Person on or prior to the 55th day following the date of the Merger Agreement, the Company would have been required to pay Parent a Company Termination Fee of $158,000,000, and that in the event that the Merger Agreement is terminated, under certain other specified circumstances, the Company will be required to pay Parent a Company Termination Fee of $316,000,000. Subject to certain limitations, the Parent Entities will pay the Company the Reverse Termination Fee equal to $560,000,000 in the event that the Merger Agreement is terminated under the circumstances fully described in “The Merger Agreement—Parent Termination Fee.”

•	Remedies:

•

Payment of the Company Termination Fee to the Parent Entities will, together with any reimbursement of applicable expenses, be the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Parent Entities, the Parent related parties or any other person arising out of or in connection with the Merger Agreement, the Transactions, any breach or failure to perform under the Merger Agreement, the failure of the Merger or the other Transactions to be consummated, or any matter forming the basis for such termination, and, upon payment of such amount, none of the Parent Entities, any of their respective affiliates or any other person will be entitled to bring or maintain any claim, action or proceeding against the Company and its subsidiaries and any of their respective direct or indirect, former, current or future officers, directors, partners, stockholders, managers, members, financing sources, representatives, employees, controlling persons, agents, affiliates or any other person claiming by, through or for the benefit of the Company arising out of or in connection with the Merger Agreement, any of the Transactions, the failure of the Merger or the other Transactions to be consummated or any matters forming the basis for such termination.

•

Payment of the Reverse Termination Fee to the Company, together with any indemnification for or reimbursement of any applicable expenses pursuant to certain provisions of the Merger Agreement, will be the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Company or any other person arising out of or in connection with the Merger Agreement, the Financing Letters or the Limited Guaranty, any of the transactions contemplated thereby (or the abandonment or termination thereof), any breach (including any willful breach) or failure to perform under the Merger Agreement, the failure of the Merger or the other transactions to be consummated, or any matter forming the basis for such termination, and, upon payment of such amount, neither the Company, nor any other person will be entitled to bring or maintain any claim, action or proceeding against the Parent Entities, any guarantor, the financing sources or any of their respective representatives (including any investment banker, financial advisors, attorneys, accountants or other advisors) or any of their respective affiliates or any of their or their affiliates’ respective direct or indirect, former, current or future general or limited partners, stockholders, equityholders, securityholders, financing sources, managers, members, directors, officers, employees, controlling persons, agents or assignees for any loss or damage arising out of or in connection with any breach (including any willful breach) or failure to perform under the Merger Agreement, the Financing Letters or the Limited Guaranty, any of the Transactions (or the abandonment or termination thereof), the failure of the Merger or the other transactions to be consummated or any matters forming the basis for such termination.

•

The parties have acknowledged and agreed that the parties will be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement (including specific performance or other equitable relief to cause Parent to perform any obligations required of it and to enforce its rights under the Equity Commitment Letter (or to directly enforce the obligation to fund the Equity Financing) and, subject to certain requirements, to cause Parent to consummate the Merger).

For further discussion of the rights of the Company or Parent to terminate the Merger Agreement and the circumstances in which certain termination fees will be payable, see the sections of this proxy statement entitled “The Merger Agreement—Termination,” “The Merger Agreement—Termination Fees; Reimbursement of Expenses,” and “The Merger Agreement—Remedies.”

The DAP Rights Agreement (page 170)

At or immediately prior to the Initial Closing, Parent and certain other Parent Entities, DAP Issuer, the Sale Committee, the Shareholder Representative and the Rights Agent shall enter into the DAP Rights Agreement, which will be substantially in the form attached to the Merger Agreement included in this proxy statement as Annex A. The DAP Rights Agreement will control the terms pursuant to which payments will be made to DAP Right Holders. The DAP Rights will not be marketable or listed on any securities exchange and, subject to limited exceptions for permitted transfers (as described in the section entitled “The DAP Rights Agreement—DAP Rights Non-Transferable”), will not be transferrable.

DAP Right Holders will be entitled to payments upon the occurrence of certain events, including, among others:

•

the Available Cash Balance of DAP Issuer exceeds certain amounts and certain other criteria are met, including in some cases pursuant to a request of the Sale Committee or subject to the consent of the Sale Committee;

•	the sale of all of DAP Issuer’s equity interests in the VPMC Group; and

•	the Sale Deadline occurs without the sale of all of DAP Issuer’s equity interests in the VPMC Group.

The maximum amount a DAP Right Holder may receive in respect of a DAP Right (taking into account all prior payments with respect to such DAP Right) is $3.00.

Pursuant to the terms of the DAP Rights Agreement, the Sale Committee will be responsible for conducting the sale process of VPMC Group, and DAP Issuer will use commercially reasonable efforts to provide all assistance reasonably requested by the Sale Committee in consummating such sales. The Sale Committee will conduct its role by, among other things, taking into consideration the benefit of maximizing the value of the Village Business and the aggregate DAP Right payment amount reasonably attainable prior to the Sale Deadline. The Sale Committee will generally act by majority vote and will be comprised of three individuals including a member appointed by the Shareholder Representative, a member appointed by the SP Investors and a member appointed by DAP Issuer. The Shareholder Representative, which the Company will determine prior to the Merger Closing, will consist of a committee, or an entity controlled by a committee, comprised of three individuals who were members of the Board immediately prior to the Merger Closing. The Shareholder Representative will have exclusive authority to make all decisions and to act on behalf of and as agent for, the DAP Right Holders, and will have the sole and exclusive authority to enforce the rights of the DAP Right Holders pursuant to the DAP Rights Agreement. DAP Issuer will indemnify the Sale Committee and the Shareholder Representative against all claims and losses incurred by either which arise out of or in connection with their duties under the DAP Rights Agreement, unless due to gross negligence, bad faith or willful or intentional misconduct.

In the event that a definitive agreement relating to any Village Sale is to be entered into prior to the Sale Deadline, such agreement will not, without DAP Issuer’s consent:

•

require DAP Issuer or any of its affiliates (other than any member of the VPMC Group) to agree to any material operating restrictions applicable to DAP Issuer or any of its affiliates (other than any member of the VPMC Group), other than certain customary confidentiality and/or employee non-solicitation covenants and restrictions relating solely to the management, operation or oversight of the VPMC Group that do not survive the closing of the applicable Village Sale;

•

require DAP Issuer or any of its affiliates (other than any member of the VPMC Group) to agree to any recourse (other than any member of the VPMC Group) in excess of any escrow amount, holdback or similar amount after the closing of such agreement; or

•

require DAP Issuer or any of its affiliates (other than any member of the VPMC Group) to retain any excluded or retained liabilities relating to the equity or debt interests or assets of any of the Village Entities being directly or indirectly sold, transferred or otherwise disposed of in connection with such Village Sale after the closing of such Village Sale, as applicable.

Until payment of the proceeds from a sale of all of the remaining Unsold Village Interests or the occurrence of the Sale Deadline, whichever is earlier, DAP Issuer will be required to comply with certain covenants covering the operations of the VPMC Group contained in the DAP Rights Agreement, including that the written consent of the Sale Committee will be required in connection with determining the position and course of action to be taken with respect to any member of the VPMC Group that would, consistent with VPMC’s past practice, require the approval of the board of directors, the board of managers of the holders of the equity interests of VPMC (including the appointment of any designee to the board of managers of VPMC).

The DAP Rights Agreement will terminate and each DAP Right will expire upon (a) the one year anniversary of the later of (i) the payment of all applicable proceeds to the DAP Right Holders and (ii) the Sale Deadline; (b) the aggregate DAP Right payment amounts actually distributed to any DAP Right Holder in respect of a DAP Right equals $3.00; or (c) the written agreement of DAP Issuer and the Shareholder Representative to terminate the DAP Rights Agreement; provided, that, notwithstanding the foregoing, without the prior written consent of the Shareholder Representative, in no event will the DAP Rights Agreement terminate prior to the earlier of (x) the four (4) year anniversary of the Merger Closing and (y) the date that there are no outstanding DAP Rights in respect of a Company Stock Option, Company DSU, Company RSU or Company PSA that remain subject to continued employment or service and any amounts payable with respect to such DAP Rights have been paid. The Sale Deadline will be automatically extended for successive one-year periods under DAP Issuer delivers written notice of termination to the Sale Committee and Rights Agent at least 20 business days prior to the then-applicable Sale Deadline.

During the first sixty (60) days following the four (4) year anniversary of the Effective Time, if the Sale Deadline has been extended to the five (5) year anniversary of the Effective Time, the Parent Member may, in its sole discretion, elect to cause a sale process or processes for a Village Sale by written notice to DAP Issuer, and such sale process shall be conducted by the Parent Member. During the first sixty (60) days following the five (5) year anniversary of the Effective Time, if the Sale Deadline has been extended to the six (6) year anniversary of the Effective Time, the Shareholder Representative may, in its sole discretion, elect to cause a sale process or processes for a Village Sale by written notice to DAP Issuer, and such sale process shall be conducted by the Shareholder Representative. Any Village Sale resulting from such a sale process initiated by the Parent Member or Shareholder Representative must be for cash consideration only.

There can be no assurance that any payment will be made under the DAP Rights, or regarding the amount or timing of any such payment. Any amounts to be received in connection with the DAP Rights, and the timing of any payments of any such amounts, are contingent upon the occurrence of certain events which may or may not occur. There are numerous risks and uncertainties associated with receiving payment under the DAP Rights, including the possibility that no sale of the VPMC Group will occur. There is no guarantee of any value in a payment to DAP Right Holders as a result of DAP Issuer holding equity interests in the VPMC Group as of the Sale Deadline, and there can be no assurance that any such valuation will ultimately generate any cash proceeds to the DAP Right Holders or when any such cash proceeds would be payable to the DAP Right Holders. The DAP Rights are generally non-transferrable and will not have any voting or dividend rights The DAP Rights will not represent any equity or ownership interest in any Parent Entity, DAP Issuer, the Sale Committee, the Company, the Shareholder Representative or any of their respective affiliates or in any constituent company to the Merger. In addition, there is substantial uncertainty regarding the tax treatment of the DAP Rights. See the section of this proxy statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” for a more complete description of the tax consequences of receiving DAP Rights.

See the section of this proxy statement entitled “The DAP Rights Agreement” for additional information.

The Voting Agreement (page 179)

On March 6, 2025, the SP Investors entered into the Voting Agreement, with the Company and Parent. The shares beneficially owned by the SP Investors represent, in the aggregate, approximately 17% of the outstanding voting power of the Company Common Stock as of March 6, 2025. The SP Investors have agreed, on the terms and subject to the conditions set forth in the Voting Agreement, to vote all shares of the Company Common Stock owned by them: (1) in favor of the adoption of the Merger Agreement and the approval of the Merger, and other related matters, and (2) against, among other things, any Acquisition Proposal (as defined in the section of this proxy statement entitled “The Merger Agreement”) or other proposal made in opposition to or in competition with, or which is inconsistent with, the Merger Agreement and the Merger. The Voting Agreement will terminate on the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time.

See the section of this proxy statement entitled “The Voting Agreement” for additional information.

The Reinvestment Agreement (page 181)

On March 6, 2025, the SP Investors entered into the Reinvestment Agreement, with Parent. The SP Investors have agreed, on the terms and subject to the conditions set forth in the Reinvestment Agreement, to reinvest the aggregate Per Share Cash Consideration received by the SP Investors and an incremental cash investment, in each case, to purchase, immediately following the Merger Closing, new common equity interests in each Topco. Immediately following the closing of the Reinvestment, the proportion of common equity at each Topco, held by the SP Investors, on the one hand, and Sycamore and its affiliates, on the other hand, will be the same at each Topco. The Reinvestment Agreement will terminate either (i) upon the mutual written consent of Parent, the SP Investors and the Company or (ii) automatically if the Merger Agreement is terminated in accordance with its terms.

See the section of this proxy statement entitled “The Reinvestment Agreement” for additional information.

Parties to the Merger (page 184)

The Company. Walgreens Boots Alliance, Inc., a Delaware corporation, is a global integrated healthcare, pharmacy and retail leader whose size, scale and expertise are instrumental in helping expand the supply of and helping to address the rising cost of prescription drugs in the U.S. and worldwide. The Company engages with customers through a multinational portfolio of retail and business brands, including numerous retail drugstore outlets and product brands. More information about the Company is available at www.walgreensbootsalliance.com. Company Common Stock is listed on the Nasdaq under the symbol “WBA.” For more information about the Company, see the section of this proxy statement entitled “Parties to the Merger—The Company.”

Parent. A Delaware limited liability company, formed on March 3, 2025, solely for the purpose of completing the Merger and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Merger and the other Transactions. Parent is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement.

Merger Sub. A Delaware corporation, formed on March 3, 2025, solely for the purpose of completing the Merger and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Merger and the other Transactions. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement.

Blazing Star CCX Superco, Inc. A Delaware corporation, formed on March 25, 2025, solely for the purpose of completing the Transactions and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star CCX Superco, Inc. is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions.

Blazing Star IA Parent, LLC. A Delaware limited liability company, formed on March 5, 2025, solely for the purpose of completing the Transactions and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star IA Parent, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions.

Blazing Star Shields Superco II, LLC. A Delaware limited liability company, formed on March 5, 2025, solely for the purpose of completing the Transactions and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star Shields Superco II, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions.

Blazing Star Investors, LLC. A Delaware limited liability company, formed on March 25, 2025, solely for the purpose of completing the Transactions and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star Investors, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions.

Blazing Star Boots Superco (Jersey) Limited. A Jersey limited company, formed on April 14, 2025, solely for the purpose of completing the Transactions and which has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star Boots Superco (Jersey) Limited is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions.

Blazing Star Retail Blocker Buyer, LLC, Blazing Star Office Blocker Buyer, LLC, Blazing Star DC Blocker Buyer, LLC and Blazing Star Excluded Property Blocker Buyer, LLC (together, the “Blazing Star Real Estate Blocker Buyers”). Delaware limited liability companies which were each formed on March 25, 2025, solely for the purpose of completing the Transactions and which have conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. The Blazing Star Real Estate Blocker Buyers are affiliates of investment funds managed by Sycamore Partners Management, L.P. and have not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the section of this proxy statement entitled “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully. See the section of this proxy statement entitled “Where You Can Find More Information.”

Q. Why am I receiving these proxy materials?

A. You are receiving this proxy statement because you own shares of Company Common Stock as of the Record Date. The Company is holding a Special Meeting so that its stockholders may vote on the Merger Agreement Proposal, the Adjournment Proposal, and the Merger-Related Compensation Proposal. The approval of the Merger Agreement Proposal by both a majority of the outstanding shares entitled to vote at the Special Meeting and a majority of the votes cast by the unaffiliated stockholders is a condition to the consummation of the Merger. See the section of this proxy statement entitled “The Merger Agreement—Conditions to the Merger.” This proxy statement contains important information about the Merger and the Special Meeting, and you should read it carefully. The enclosed proxy card allows you to vote your shares of Company Common Stock without attending the Special Meeting. Our Board is soliciting your vote for the Special Meeting.

Your vote is extremely important, and we encourage you to submit your proxy as soon as possible. For more information on how to vote your shares of Company Common Stock, please see the section of this proxy statement entitled “The Special Meeting.”

Q. When and where will the Special Meeting take place?

A. We will be hosting the Special Meeting virtually via live audio webcast. The Special Meeting will be held on   , 2025 at   Central Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on   , 2025, you are welcome to attend the Special Meeting.

The Special Meeting will begin promptly at   Central Time on   , 2025. Online access to the webcast will open at approximately   Central Time to allow time for you to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. To be admitted to the Special Meeting, you will need to log in to   using the 16-digit control number found in the proxy card or voting instruction form. If you are a beneficial owner of shares, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. Instructions on how to attend and participate online are also available at   . Information on how to vote online at the Special Meeting is discussed below.

Q. Who do I contact if I am encountering difficulties attending the meeting online?

A. We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on .

Q. As a stockholder, what will I receive in the Merger?

A. If the Merger is completed, you will have the right to receive (a) cash in an amount equal to $11.45, without interest thereon and subject to all applicable withholding, and (b) one divested asset proceed right issued by

Parent or one of its affiliates subject to and in accordance with the DAP Rights Agreement, for each share of Company Common Stock you own immediately prior to the Effective Time, unless you are entitled to demand and have properly demanded appraisal for such shares of Company Common Stock in accordance with, and you comply in all respects with, Section 262, in which case you will be entitled to the rights provided by such section of the DGCL.

Q. How does the Per Share Consideration compare to the market price of the Company’s shares?

A. Based on cash consideration of $11.45 per share and up to $3.00 per DAP Right, the Per Share Consideration represents a premium of up to 63% and the Per Share Cash Consideration represents a premium of approximately 29% to the closing price of Company Common Stock of $8.85 on December 9, 2024, the last trading day before media reports of a possible going private transaction involving the Company were first published.

Q. What will happen to the Company Equity Awards?

A. Except as otherwise agreed upon in writing between the holders of each Company Stock Option, Company DSU, Company RSU, and Company PSA, as applicable, and Parent, generally speaking, Company Equity Awards will be treated as follows, effective as of immediately prior to the Effective Time:

(i) each then-outstanding Company Stock Option for which the exercise price per share is less than the Per Share Cash Consideration will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, from the Surviving Corporation (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (ii) the excess, if any; of (A) the Per Share Cash Consideration over (B) the exercise price per share of such Company Stock Option and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company Stock Option;

(ii) each then-outstanding Company Stock Option for which the exercise price per share is equal to or greater than the Per Share Cash Consideration will be cancelled, without payment of any consideration;

(iii) each then-outstanding Company DSU that is then-outstanding will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, from the Surviving Corporation (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company DSU;

(iv) each then-outstanding Company RSU that has vested on or before the Merger Closing, but not yet settled will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, from the Surviving Corporation (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon);

(v) each then-outstanding Company RSU that is unvested as of the Merger Closing will automatically be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon), with amounts in respect of such Company RSU payable on the RSU Vesting Date, subject to the holder of such Company RSU remaining in continuous service to the Company as an employee or consultant until the RSU Vesting Date;

(vi) each then-outstanding Company PSA that is unvested and held by a former Company employee (as of immediately prior to the Merger Closing) will be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable); and

(vii) each then-outstanding Company PSA that is unvested and held by a person who is an employee of the Company (as of immediately prior to the Merger Closing) will be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such unvested Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated by the applicable award agreement (to the extent applicable), with amounts in respect of such unvested Company PSA payable on the PSA Vesting Date, subject to the holder of such Company PSA remaining in continuous service to the Company as an employee or consultant until the PSA Vesting Date.

Q. What governmental and regulatory approvals are required to complete the Merger?

A. Under the terms of the Merger Agreement, the Merger cannot be completed until certain governmental, regulatory and healthcare-related approvals have been received. For example, the Merger cannot be completed until the waiting period applicable to the Merger under the HSR Act has expired or been terminated. In addition, further approvals and confirmations are required under other applicable antitrust laws, foreign investment laws, foreign subsidies laws and healthcare notification laws, in a number of jurisdictions. See the section entitled “Special Factors—Regulatory Approvals” for further information.

Q. When do you expect the Merger to be completed?

A. In order to complete the Merger, the Company must obtain the stockholder approval described in this proxy statement, and the other closing conditions under the Merger Agreement must be satisfied or waived. If our stockholders vote to approve the Merger Agreement Proposal, and assuming the other conditions to the Merger are satisfied or waived, it is expected that the Merger could be effective in the fourth quarter of calendar year 2025, although the Company cannot assure completion by any particular date, if at all. Since the Merger is subject to a number of conditions, the exact timing of the Merger cannot be determined at this time.

Q. What happens if the Merger is not completed?

A. If the Merger Agreement Proposal is not approved by our stockholders, or if the Merger is not completed for any other reason, our stockholders will not receive any payment for their shares of Company Common Stock pursuant to the Merger Agreement. Instead, we will remain an independent public company, and the shares of Company Common Stock will continue to be registered under the Exchange Act and listed and admitted to trade on the Nasdaq, for so long as it continues to meet eligibility listing standards. Under specified circumstances under the Merger Agreement, the Company may be required to pay Parent (or one or more of its designees) a Company Termination Fee of either $158 million or $316 million and the documented out-of-pocket expenses of the Parent Entities and their affiliates, up to a maximum amount of $30 million, or Parent may be required to pay the Company the Reverse Termination Fee of $560 million. For more information, see the section of this proxy statement entitled “The Merger Agreement—Termination Fees; Reimbursement of Expenses.”

Q. If the Merger is completed, when can I expect to receive the Per Share Consideration for my shares of Company Common Stock?

A. It is expected that you will receive the Per Share Consideration to which you are entitled promptly after the completion of the Merger once you have provided the Paying Agent with any documentation required by the Paying Agent. For more information, see the section of this proxy statement entitled “The Merger Agreement—Payment Procedures.”

Q. What will happen to shares of Company Common Stock that I currently own after the completion of the Merger?

A. Upon the completion of the Merger, your shares of Company Common Stock will be converted into the right to receive (i) your portion of the Per Share Consideration or (ii) if you have properly demanded (and not properly withdrawn your demand for) appraisal for your shares of Company Common Stock in accordance, and otherwise complied, with Section 262, the rights provided by Section 262. Trading in shares of Company Common Stock on Nasdaq will cease, price quotations for shares of Company Common Stock will no longer be available, and we will cease filing periodic, current and other reports with the SEC.

Q. What are the DAP Rights?

A. The DAP Rights are generally non-transferrable rights to be issued as a component of the Per Share Consideration. Each DAP Right gives the DAP Right Holder a contingent right to receive a pro rata portion of 70% of the net proceeds from any monetization of the Company’s equity or debt interests in the VPMC Group, up to $3.00 per DAP Right, as detailed in the DAP Rights Agreement.

The DAP Rights generally provide for a payment to the DAP Right Holders the occurrence of certain events, including, among others, the sale of all of DAP Issuer’s equity interests in the VPMC Group, the Sale Deadline having occurred without the sale of all of DAP Issuer’s equity interests in the VPMC Group and the amount of cash held by DAP Issuer exceeding certain amounts. Although the Sale Committee formed pursuant to the DAP Rights Agreement to conduct the sale process of the VPMC Group will take into consideration the benefit of maximizing the value of the business of the VPMC Group and the amounts payable pursuant to the DAP Rights, there can be no assurance that any payment will be made under the DAP Rights, or regarding the amount or timing of any such payment. Any amounts to be received in connection with the DAP Rights, and the timing of any payments of any such amounts, are contingent upon the occurrence of certain events which may or may not occur. There are numerous risks and uncertainties associated with receiving payment under the DAP Rights, including the possibility that the monetization of the Company’s equity or debt interests in the VPMC Group will not be sold for a value sufficient to generate a payment to DAP Right Holders. See “The DAP Rights Agreement—Payment Not Certain.”

When entered into, the DAP Rights Agreement will control the terms pursuant to which payments will be made to DAP Right Holders. For a more detailed summary of the DAP Rights, see “The DAP Rights Agreement.”

Q. As a stockholder of the Company, will I be able to trade any DAP Rights that I receive in connection with the Merger?

A. No. The DAP Rights are designed not to be marketable and will not be registered under the Securities Act or the Exchange Act. They may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a permitted transfer and, in the case of a permitted transfer, only in accordance with the provisions of the DAP Rights Agreement regarding procedures for transfer and in compliance with applicable U.S. federal and state securities laws (as described in the section entitled “The DAP Rights Agreement—DAP Rights Non-Transferable”).

Q. What is the time limit for sale of the Divested Assets underlying the DAP Rights?

A. Each DAP Right Holder will be entitled to a pro-rata portion of the Sale Deadline Net Proceeds (defined below) in the event that the Entire Village Sale has not been consummated by the Sale Deadline. However, notwithstanding the preceding sentence, the Sale Deadline will be automatically extended for successive one year periods unless DAP Issuer delivers written notice of termination to the Sale Committee and the rights agent for the DAP Rights, to be selected by Parent and reasonably acceptable to the Company (the “Rights Agent”), at least 20 business days prior to the then-applicable Sale Deadline. “Sale Deadline Net Proceeds” refers to, as of the Sale Deadline, the sum, if positive, of (a) the Remaining Asset Amount, plus (b) the Available Cash Balance, minus (c) without duplication, certain hypothetical unpaid taxes. There is no guarantee of any such value and there can be no assurance that any such valuation will ultimately generate any cash proceeds to the DAP Right Holders or when any such cash proceeds would be payable to the DAP Right Holders. Additionally, the DAP Rights are not voting securities of, and do not represent ownership interests in Parent, DAP Issuer, the Company, the Shareholder Representative or any of their respective affiliates, or in any constituent company to the Merger, either at law or in equity, including dividends. Interest will not accrue on any amounts payable on the DAP Rights to any DAP Right Holder. The rights of the DAP Right Holders will be limited to those expressly provided for in the DAP Rights Agreement. In addition, there is substantial uncertainty regarding the tax treatment of the DAP Rights. See “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed description of the material U.S. federal income tax consequences of receiving DAP Rights.

Q. Who is the Shareholder Representative and what is its role?

A. The Shareholder Representative, which the Company will determine prior to the Merger Closing, will consist of a committee, or an entity controlled by a committee, comprised of three individuals who were members of the Board immediately prior to the Effective Time. The Shareholder Representative shall act by a majority vote of the members of the committee on behalf of the DAP Right Holders as their sole and exclusive representative in their capacities as DAP Right Holders for all matters in connection with the DAP Rights Agreement. To the extent that any member of the committee that comprises or controls the Shareholder Representative resigns, is removed or becomes incapable of acting, the remaining members of the committee shall promptly appoint a qualified successor member. The Shareholder Representative will not have any duties, fiduciary or otherwise, under the DAP Rights Agreement except the duty to act in good faith and except as expressly set forth in the DAP Rights Agreement.

The Shareholder Representative will have the sole and exclusive authority to enforce the rights of the DAP Right Holders pursuant to the DAP Rights Agreement. Any action, suit or proceeding instituted by the Shareholder Representative will be brought on behalf of the DAP Right Holders, and any recovery of judgment will be for the benefit of all such holders. The Shareholder Representative will be under no obligation to institute any legal proceeding or to take any other action likely to involve material expense.

The DAP Right Holders have limited recourse against the Shareholder Representative, any individual member of the committee comprising or controlling the Shareholder Representative or any of their respective representatives. None of such persons will have any liability for (i) the performance, or lack thereof, of its duties under the DAP Rights Agreement, (ii) acts or omissions of other parties to the DAP Rights Agreement or (iii) damages, losses or expenses arising out of the DAP Rights Agreement, other than due to gross negligence, bad faith or willful or intentional misconduct. Additionally, such persons do not owe any duties or obligations to the DAP Right Holders, fiduciary or otherwise, other than those expressly set forth in the DAP Rights Agreement and the duty to act in good faith. Finally, no provision of the DAP Rights Agreement shall require the

Shareholder Representative (as well as holders of its equity interests, any individual member of the committee comprising the Shareholder Representative or any of their respective representatives) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the DAP Rights Agreement or in the exercise of any of its rights or powers.

Pursuant to the terms of the DAP Rights Agreement, DAP Issuer will indemnify the Shareholder Representative (as well as holders of its equity interests, any individual member of the committee comprising the Shareholder Representative or any of their respective representatives) against all claims and losses arising out of or in connection with its duties under such agreement, except to the extent of their gross negligence, bad faith or willful or intentional misconduct.

Q. Do any of the Company’s executive officers or non-employee directors have any interest in the Merger that is different from mine?

A. Yes. Our executive officers and non-employee directors have interests in the Merger that may be in addition to, or different from, the interests of our stockholders generally. The members of the Board were aware of these additional and different interests and the Board, with the Recused Directors recused from the deliberations and approvals, considered them, among other matters, during their deliberations on the merits of the Merger, the negotiation and approval of the Merger Agreement, and in recommending that our stockholders approve the Merger Agreement. For a description of the interests of our executive officers and non-employee directors in the Merger, see the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger.”

Q. Who can vote at the Special Meeting?

A. Stockholders who owned shares of Company Common Stock as of the close of business on    , 2025, the Record Date for the Special Meeting, are entitled to receive notice of, and to vote at, the Special Meeting, or any adjournment, postponement or rescheduling thereof.

As of the Record Date, the Company had   issued and outstanding shares of Company Common Stock entitled to vote at the Special Meeting. Each outstanding share of Company Common Stock is entitled to one vote on each matter considered at the Special Meeting.

A list of stockholders entitled to vote at the Special Meeting will be open to examination by any stockholder for any purpose germane to the Special Meeting during normal business hours for a period of ten days ending on the day before the Special Meeting at our principal executive offices located at 108 Wilmot Road, Deerfield, IL 60015.

Q. What is the difference between being a “stockholder of record” and a “beneficial owner” of shares of Company Common Stock held in “street name”?

A. If, on the Record Date, your shares of Company Common Stock are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record.

As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting. If you received your proxy materials by mail, we have enclosed an accompanying proxy card for you to use. You may also submit voting instructions via the Internet or by telephone by following the instructions on the accompanying proxy card.

If your shares of Company Common Stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.”

As a beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account, and you are also invited to attend and vote your shares at the Special Meeting. Your bank, broker or other nominee has provided a voting instruction form for you to use to direct them regarding how to vote your shares. Please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form you received from them or vote at the Special Meeting.

Q. What is a quorum and how is it reached?

A. The presence or representation by proxy of a majority of outstanding shares of Company Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. If you submit a properly executed proxy card, even if you vote “AGAINST” a proposal or “ABSTAIN” from voting in respect of a proposal, or for shares that are “broker non-votes” (if any), under the DGCL, all such shares will be counted for purposes of calculating whether a quorum is present.

If a quorum is not present at the Special Meeting, under the Company’s bylaws, the Chair of the Special Meeting, the Chairman of the Board or the President may adjourn the Special Meeting from time to time, to a later date and time.

Q. What vote is required to approve the Merger Agreement Proposal?

A. The affirmative vote of both (1) the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matter at the Special Meeting, which we refer to as the “Delaware law vote condition” and (2) the holders of a majority of the outstanding shares of Company Common Stock held by the unaffiliated stockholders cast on such matter at the Special Meeting, which we refer to as the “unaffiliated vote condition,” is necessary for the approval of the Merger Agreement Proposal. If you fail to vote by proxy or at the Special Meeting, abstain from voting, or fail to instruct your broker how to vote, such failure will have the effect of a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition.

Q. What vote is required to approve the Adjournment Proposal and the Merger-Related Compensation Proposal?

A. The approval of the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, requires the affirmative vote of a majority of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, whether or not a quorum is present. The approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to our NEOs that is based on or otherwise relates to the Merger requires the affirmative vote of a majority of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such matter. Assuming a quorum is present, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and “AGAINST” the Merger-Related Compensation Proposal and shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on these two proposals.

In addition, our bylaws permit the Chairman of the Board or the President to adjourn the Special Meeting from time to time, whether or not there is a quorum, to a later date and time. If less than a majority of the shares of Company Common Stock are present in person or by proxy, the Chair of the Special Meeting may also adjourn the Special Meeting from time to time, to a later date and time.

Q. How will the SP Investors vote the shares of Company Common Stock they hold?

A. In connection with the Transactions, the SP Investors have executed the Voting Agreement in favor of Parent and the Company, pursuant to which the SP Investors have agreed, among other things, and subject to the terms and conditions of the Voting Agreement, (i) to vote all shares of Company Common Stock owned by them in favor of the approval and adoption of the Merger Agreement and any proposal to adjourn or postpone any meeting of the Company’s stockholders made in accordance with the Merger Agreement and (ii) not to transfer or otherwise dispose of any of their shares of Company Common Stock prior to the Merger Closing (or the earlier termination of the Merger Agreement) except in specified circumstances.

As of the Record Date, the SP Investors collectively are the stockholders of record and beneficial owners of       shares of Company Common Stock entitled to vote at the Special Meeting, or approximately   % of the voting power of the issued and outstanding shares of the Company Common Stock entitled to vote at the Special Meeting. However, their votes will not be included in determining whether the Merger Agreement Proposal has been approved by the affirmative vote of the majority of the votes cast by the unaffiliated stockholders. This number of shares does not include      shares of Company Common Stock issuable in respect of outstanding equity awards (excluding awards exercisable for a per share exercise price in excess of the Per Share Cash Consideration). For more information, see the section of this proxy statement entitled “The Voting Agreement.”

Q. Why are the Company’s stockholders being asked to cast a nonbinding, advisory vote to approve certain compensation arrangements for the Named Executive Officers under existing agreements with the Company in connection with the Merger?

A. SEC rules require the Company to seek approval on a nonbinding, advisory basis with respect to compensation that may become payable to the Company’s NEOs in connection with the Merger. Approval of the Merger-Related Compensation Proposal is not required to consummate the Merger.

Although the Board intends to consider the results from the vote on the Merger-Related Compensation Proposal, the vote is advisory only and, therefore, is not a condition to the Merger Closing, is not binding on us, Sycamore or any of our or its respective affiliates, and, if the Merger Agreement Proposal is approved by our stockholders and the Merger is completed, the compensation that may be paid or become payable to our NEOs that is based on or otherwise relates to the Merger will be payable to our NEOs even if this proposal is not approved.

Q. How does the Board recommend that I vote?

A. The Board (excluding the Recused Directors) recommends that you vote:

•	“FOR” the Merger Agreement Proposal;

•	“FOR” the Adjournment Proposal; and

•	“FOR” the Merger-Related Compensation Proposal.

You should read the section of this proxy statement entitled “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board” for a discussion of the factors that the Board (other than the Recused Directors) considered in deciding to recommend the approval of the Merger Agreement. See also the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger.”

Q. How do I vote?

A. Stockholder of Record: Shares Registered in Your Name—Vote By Proxy

If, as of the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote in advance of the Special Meeting by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote through one of the other methods described below to ensure your vote is counted. You may still attend and vote at the Special Meeting even if you have already voted by proxy.

If you are a stockholder of record, you may vote by proxy using the following methods:

•	By Mail: Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided.

•	By Telephone: Call the toll-free telephone number set forth on the proxy card and follow the recorded instructions.

•	By Internet: Go to https://www.proxyvote.com and follow the instructions on the website.

Please note that the Internet and telephone voting facilities for stockholders of record will close at     Eastern Time, on     , 2025. For more information about how you may revoke or change your vote submitted by the mail, telephone or internet method described above, see the section of this proxy statement entitled “Can I change or revoke my vote?”

To vote at the Special Meeting, attend the Special Meeting by visiting   . The meeting starts at   Central Time. Please have your 16-digit control number to join the Special Meeting. Instructions on how to attend and vote online during the Special Meeting, including how to demonstrate your stock ownership, are posted at    .

The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee – Instruct Your Bank, Broker or other Nominee

If, as of the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker or other nominee regarding how to vote the shares in your account. You will receive instructions from your bank, broker or other nominee that describe the procedures for voting your shares of Company Common Stock at the Special Meeting, rather than from us. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company Common Stock at the Special Meeting. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote at the Special Meeting unless you request and obtain a valid “legal proxy” from your bank, broker or other nominee.

Q. What is the deadline for voting my shares of Company Common Stock?

A. If you are a stockholder of record as of the Record Date and choose to vote your shares of Company Common Stock through the Internet or by telephone, your proxy must be received through the Internet or by telephone by Eastern Time on   , 2025, the day before the Special Meeting, for your shares of Company Common Stock to be voted at the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than     Eastern Time on   , 2025, the day before the Special

Meeting. If you vote by mailing the enclosed proxy card, you should allow a sufficient number of days to ensure delivery prior to the Special Meeting. You may also attend the Special Meeting. If you are a beneficial owner, please review the voting instructions provided by your bank, broker or other nominee for information on the deadline for voting your shares.

Q. What is a proxy?

A. A proxy is your legal designation of another person to vote your shares of Company Common Stock. This written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company Common Stock is called a “proxy card.”

Q. Why is my vote important?

A. If you fail to vote, either at the Special Meeting or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, your failure to vote will have the effect of counting as a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition.

Q. If my shares of Company Common Stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote my shares of Company Common Stock for me?

A. If your common stock is held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your common stock with instructions on how to vote your shares.

A bank, broker or other nominee has discretionary authority to vote on “routine” matters without specific instructions from its customers, but does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers. All of the matters to be considered at the Special Meeting are “non-routine” for this purpose. Accordingly, your bank, broker or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your bank, broker or other nominee as to how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of Company Common Stock.

When both “routine” and “non-routine” matters are considered at a meeting and a bank, broker or other nominee refrains from voting your shares on a particular “non-routine” proposal because the bank, broker or other nominee has not received your instructions, it is called a “broker non-vote” with respect to such “non-routine” proposal. Because there are no routine matters to be considered at the Special Meeting, banks, brokers or other nominees do not have discretionary authority to vote on any proposals at the Special Meeting.

A failure to provide instructions to your bank, broker or other nominee with respect to any of the proposals such that your shares are deemed not in attendance at the Special Meeting will have (1) the effect of a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.

If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.

Q. How do I vote shares that I hold under the Walgreens Retirement Savings Plan?

A. Participants in the Walgreens Retirement Savings Plan and Profit-Sharing Retirement Trust (the “Walgreens 401(k) Plan”) who hold Company Common Stock credited to their plan account as of the Record Date will have the right to direct the Walgreens 401(k) Plan trustee how to vote those shares. The trustee will vote the shares in a participant’s Walgreens 401(k) Plan account in accordance with the participant’s instructions or, if no instructions are received prior to      on     , 2025, the shares credited to that participant’s account will be voted by the trustee of the Walgreens 401(k) Plan in the same proportion as it votes shares for which it did receive timely instructions. Information as to how participants voted the shares credited to their Walgreens 401(k) Plan account will not be disclosed to the Company. If a participant holds Company Common Stock outside of the Walgreens 401(k) Plan, the participant will need to vote those shares separately.

Q. If a stockholder gives a proxy, how are the shares of Company Common Stock voted?

A. Regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card will vote your shares of Company Common Stock as you instruct. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST”, or whether the proxyholder should “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on any particular matter, the shares of Company Common Stock represented by your properly signed proxy will be voted as recommended by the Board, which means your shares of Company Common Stock will be voted “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.

In addition, although the Company does not expect any other item of business to come before the Special Meeting, if any other matters properly come before the Special Meeting, the proxyholders will be authorized to vote in their discretion on such other matters.

Q. Can I change or revoke my vote?

A. Yes. If you are a stockholder of record, you have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised by:

•	submitting another proxy by Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted;

•	signing, dating and returning a new proxy card. Only your latest dated and timely received proxy card will be counted;

•	filing a timely written notice of revocation with us at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, IL 60015, Attention: Corporate Secretary; or

•	attending the Special Meeting and voting as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares of Company Common Stock are held in “street name” by your bank, broker or other nominee, you may submit new voting instructions by contacting that organization. Please refer to the information forwarded by your bank, broker or other nominee for procedures on revoking your proxy.

If you hold your shares in “street name” and wish to vote at the meeting, you will need to obtain a “legal proxy” from your bank, broker or other nominee in order to vote at the Special Meeting.

Only your last submitted proxy will be considered. Please vote following the instructions in your proxy card or voting instructions form provided by your bank, broker or other nominee as promptly as possible.

Q. What do I do if I receive more than one set of proxy materials or voting instructions?

A. If you received more than one set of proxy materials or voting instructions relating to the Special Meeting, it likely means that you hold shares of Company Common Stock in more than one account. For example, you may own your shares of Company Common Stock in various forms, including jointly with your spouse, as trustee of a trust or as custodian for a minor, whether in “street name,” or through more than one bank, broker or other nominee, and also directly as a record holder or otherwise. To ensure that all of your shares of Company Common Stock are voted, please provide a proxy or voting instructions for each account for which you received proxy materials in accordance with the instructions provided in this proxy statement.

Q. What happens if I sell my shares of Company Common Stock before the Special Meeting?

A. The Record Date is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, unless you provide the person to whom you sell or otherwise transfer your shares with a proxy, you will retain your right to vote at the Special Meeting. Even if you sell or otherwise transfer your shares of Company Common Stock after the Record Date, we encourage you to complete, sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card).

Unless special arrangements are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies the Company in writing of such special arrangements, you will have transferred the right to receive the Per Share Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares.

Q. Am I entitled to rights of appraisal under the DGCL?

A. If the Merger is completed, stockholders of record and beneficial owners who did not vote in favor of the Merger Agreement Proposal, submitted a written demand for appraisal prior to the vote on the Merger Agreement Proposal and otherwise complied with all other applicable requirements of the DGCL, will have the right to seek appraisal of the fair value of their shares of Company Common Stock in accordance with Section 262. This means that holders of shares of Company Common Stock are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest on the amount determined to be fair value, if any, as determined by the court. Stockholders of the Company who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The procedures for exercising appraisal rights are described in additional detail in this proxy statement, and the text of Section 262. See the section of this proxy statement entitled “Special Factors—Appraisal Rights.”

Q. Is the Merger expected to be taxable to me?

A. The receipt of the Per Share Consideration in exchange for Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss a U.S. holder (as defined in the section of this proxy statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) recognizes, and the timing and potentially the character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the DAP Rights, with respect to which there is substantial uncertainty.

The tax consequences of the Merger are complex. You should consult your own tax advisor regarding the particular tax consequences of the Merger to you in light of your particular circumstances (including the application and effect of any state, local or non-U.S. income and other tax laws). For a more detailed description of the material U.S. federal income tax consequences of the Merger, see the section of this proxy statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger.”

Q. Who will solicit and pay the cost of soliciting proxies?

A. We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We will also bear the cost of soliciting proxies on behalf of the Board. The Company has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Innisfree a fee of $100,000, plus an additional fee upon receipt of the Company Stockholder Approval and to reimburse Innisfree for reasonable out-of-pocket expenses. The Company also will, upon request, reimburse banks, brokers and other nominees representing beneficial owners of the shares of Company Common Stock for their expenses in forwarding solicitation materials to beneficial owners of our shares of Company Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, by email, through the Internet or virtually. They will not be paid any additional amounts for soliciting proxies. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. If you have any questions about submitting your proxy or require assistance, please contact Innisfree toll-free at (877) 750-0666 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, NY 10022.

Q. What do I need to do now?

A. You should read and consider carefully this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents that are referred to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the enclosed postage-paid reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card) to ensure that your shares of Company Common Stock are represented and can be voted at the Special Meeting, unless you wish to seek appraisal. If you hold your shares in “street name,” please refer to the instructions provided by your bank, broker or other nominee to see which of the above choices are available to you.

Q. Should I send in my evidence of ownership now?

A. No. You should not return your stock certificates or send in other documents evidencing ownership of shares of Company Common Stock with the proxy card. If the Merger is consummated, the Paying Agent will send each holder of record of shares of Company Common Stock as of immediately prior to the Effective Time a letter of transmittal and instructions that explain how to exchange shares of Company Common Stock for the Per Share Consideration. If you are a beneficial owner of shares of Company Common Stock held in “street name,” you may receive instructions from your bank, broker or other nominee as to what action, if any, you need to take to effect the surrender of your shares.

Q. What is householding and how does it affect me?

A. To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. This is pursuant to a procedure approved by the SEC called “householding.” If you received your proxy materials by mail, a separate proxy card is included in the proxy materials for each of these stockholders.

If you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding within 60 days of such notice, you were deemed to have consented to the process.

If you share an address with another stockholder and received only one set of proxy materials, or would otherwise like to request a separate copy of these materials, please contact Innisfree at (877) 750-0666 or in writing at 501 Madison Avenue, 20th Floor, New York, NY 10022. We will promptly deliver a separate copy (free of charge) upon request. Similarly, if you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this proxy statement, or if you hold stock in more than one account, and in either case, you wish to receive only a single copy of each of these documents for your household, you may also contact us in the same manner. If your shares are held through a brokerage account, please contact your broker directly.

Stockholders who participate in householding will continue to receive separate proxy cards to vote their shares, if you receive your proxy materials by mail. Householding does not affect dividend check mailings.

Q. Where can I find the voting results of the Special Meeting?

A. We plan to announce preliminary voting results at the Special Meeting and we will publish final voting results from the Special Meeting in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. For more information, please see the section of this proxy statement entitled “Where You Can Find More Information.”

Q. Who can help answer my other questions?

A. If you have additional questions about the Merger, need assistance in submitting your proxy or voting your shares of Company Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:

Innisfree M&A, Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll free: (877) 750-0666

Banks and Brokers may call collect: (212) 750-5833

SPECIAL FACTORS

This discussion of the Merger is qualified by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the entire Merger Agreement carefully because it is the legal document that governs the Merger.

We are asking our stockholders to vote on the approval and adoption of the Merger Agreement. If the Merger is completed, the holders of Company Common Stock will have the right to receive the Per Share Consideration.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the execution of the Merger Agreement. The following chronology does not purport to catalog every conversation among the Board or representatives of the Company and other parties (including Sycamore).

As part of its ongoing evaluation of the Company’s business, the Board, together with the Company’s management, regularly reviews the Company’s historical performance, strategic plans, operations, competitive position and future prospects, in addition to ways to enhance stockholder value. These reviews have included discussions as to whether the Company should continue to execute on its strategy as a stand-alone public company, pursue various growth strategies, alter its capital structure or pursue a sale of parts or all of the Company. As part of these reviews and sales processes, the Board and the Company’s senior management also monitor developments in the retail and healthcare sectors, as well as the opportunities, challenges and changes facing participants in the industries in which the Company operates. In connection with this process, the Board, together with the Company’s senior management and with the assistance of its advisors, has considered from time-to-time which alternatives would offer the best avenue to enhance shareholder value as well as the potential benefits and risks of any such potential alternatives. In the course of the two years prior to the entry into the Merger Agreement, the Company conducted sales or other similar processes with respect to certain assets in its Boots U.K.-based retail pharmacy business, Shields specialty pharmacy business and Village Business.

Sycamore had participated in a prior sales process the Company conducted with respect to its Boots business, during which time Stefan Kaluzny, founder and managing director of Sycamore, became acquainted with Stefano Pessina, the Executive Chairman of the Company. From time to time thereafter, Mr. Kaluzny, Mr. Pessina and/or John Lederer, a member of the Board who is also a senior advisor to Sycamore and the Chief Executive Offer of Staples, Inc., a Sycamore portfolio company, met socially, but did not discuss a potential strategic transaction between Sycamore and the Company during such meetings.

On January 4, 2024, the Company released its earnings report for the first quarter of fiscal year 2024, which stated that the Company was evaluating all strategic options to drive sustainable long-term shareholder value.

On February 2, 2024, at the request of Mr. Kaluzny, Tim Wentworth, Chief Executive Officer of the Company, and Mr. Kaluzny met telephonically. Mr. Kaluzny discussed the Company and its businesses and the industries in which it operates, and at the conclusion of the discussion, Mr. Kaluzny noted he had additional thoughts regarding the Company he wanted to share with Mr. Wentworth and requested they meet in person to continue discussions. Messrs. Wentworth and Kaluzny agreed to meet in person on February 9, 2024.

On February 2, 2024, a representative of a financial sponsor (“Sponsor Party A”) reached out to Mr. Wentworth to express interest in a potential take-private transaction of the Company. Mr. Wentworth and the representatives of Sponsor Party A scheduled a dinner for February 14, 2024.

On February 9, 2024, Messrs. Wentworth and Kaluzny met in person to discuss the Company, its businesses and the industries in which it operates. Mr. Kaluzny noted the Company’s ongoing turnaround plan and communicated potential ways Sycamore could be helpful to the Company in that context, as well as other potential ways Sycamore could become involved with the Company. Mr. Kaluzny did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company during this meeting. At the conclusion of the discussion, Messrs. Wentworth and Kaluzny indicated a desire to continue discussions regarding the Company, including in light of Sycamore’s expertise in the retail sector.

Between February 9, 2024, and May 16, 2024, Messrs. Wentworth and Kaluzny met telephonically on a number of occasions to continue to discuss the Company and its businesses and industries, and potential ways in which Sycamore and the Company could work together. Mr. Kaluzny did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company in the course of these conversations. During these discussions, the parties agreed to schedule a dinner in the near future. Throughout this period and during the subsequent months during which conversations were taking place, Mr. Wentworth provided periodic updates regarding these conversations to Mr. Pessina.

On February 14, 2024, Mr. Wentworth and the representative from Sponsor Party A met for dinner. The representative of Sponsor Party A communicated perceived challenges facing the Company, and Mr. Wentworth and the representative from Sponsor Party A discussed generally the prospect of the two parties working together. The parties agreed to keep in contact following the dinner. The representative of Sponsor Party A did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company during this dinner.

On April 9, 2024, Mr. Wentworth and the representative of Sponsor Party A met in person. The representative of Sponsor Party A stated Sponsor Party A had done some preliminary work based on publicly available information, and believed there was a potential viable path to acquire the Company, while noting that obtaining the requisite third party financing necessary to consummate a transaction of this size may present challenges. Mr. Wentworth conveyed to the representative of Sponsor Party A that the Board would be open to hearing any proposals from Sponsor Party A, including with respect to an acquisition of the Company. The representative of Sponsor Party A did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company during this meeting.

On May 29, 2024, Messrs. Wentworth and Pessina attended a dinner with a representative of Sponsor Party A. The representative of Sponsor Party A inquired as to the Company’s possible interest in a potential acquisition involving Sponsor Party A. Mr. Wentworth conveyed that the Board was always open to considering proposals that may be in the best interests of the Company’s stockholders, but that Sponsor Party A would need to provide a specific proposal in order to progress discussions. During this meeting, the representative of Sponsor Party A did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company, and Sponsor Party A did not follow up with any proposal following this meeting.

On June 10, 2024, Messrs. Wentworth and Pessina attended a dinner with Mr. Kaluzny to continue to discuss the Company and its businesses and industries. Mr. Kaluzny shared his perspectives on the Company’s businesses and industries, including based on his own experience in the retail industry. During this meeting, Mr. Kaluzny continued to express an interest in finding a way for Sycamore and the Company to work together, but Mr. Kaluzny did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company.

On June 11, 2024, Mr. Wentworth had a telephonic discussion with the chief executive officer of a large publicly traded healthcare company (“Strategic Party A”), which had previously expressed interest in a transaction involving the Company’s Shields business as well certain other potential transactions involving the Company. The chief executive officer communicated to Mr. Wentworth that Strategic Party A would not consider or explore any potential strategic transaction with the Company until after the November 2024 presidential election due to regulatory uncertainty.

Between June 19, 2024 and July 24, 2024, Mr. Wentworth and Mr. Kaluzny met telephonically and in person on a number of occasions to further discuss the Company and its businesses and industries, including publicly available information about the Company. On July 12, 2024, Messrs. Wentworth and Pessina met in person with Mr. Kaluzny to discuss the Company. Mr. Kaluzny did not make any proposal or otherwise discuss the potential terms (including any participation by Mr. Pessina) of an acquisition of the Company in the course of this meeting. On July 24, 2024, Mr. Kaluzny expressed an interest in learning more about the Company to facilitate Sycamore’s consideration of a potential proposal to acquire the Company, and the parties discussed entering into a confidentiality agreement to facilitate the sharing of non-public information with Sycamore. Mr. Kaluzny did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company in the course of these conversations.

On June 26, 2024, a representative from a private equity sponsor (“Sponsor Party B”) reached out to Mr. Wentworth via email to inquire whether Mr. Wentworth would be interested in discussing Sponsor Party B’s possible interest in a broad partnership with the Company, including a potential acquisition by Sponsor Party B of the Company’s international business, Sponsor Party B providing additional capital to the Company’s U.S. retail business and potential financing structures through Sponsor Party B’s credit arm. Sponsor Party B participated in a prior sales process the Company conducted with respect to its Boots business.

On June 27, 2024, the Company released its earnings report for the third quarter of fiscal year 2024 and participated in a related earnings call (the “June 27 Earnings Call”). The Company Common Stock closed at a trading price of $12.19 on June 27, 2024. On the June 27 Earnings Call, representatives of the Company noted, among other things, a worse-than-expected consumer environment and challenging pharmacy industry trends, but also observed recent improvements in VPMC Group, including rightsized costs, improved productivity, and increased sales. Mr. Wentworth also communicated on the June 27 Earnings Call that the Company believed in the future of the Village Businesses.

Also on June 27, 2024, Mr. Wentworth responded to the representative of Sponsor Party B, expressing that the Company was focused on executing its standalone plan as outlined on the June 27 Earnings Call. Mr. Wentworth did not engage in discussions with the representative of Sponsor Party B regarding the suggested potential transactions, including due to the significant work the Board and Company had already done with respect to assessing potential alternative transactions involving certain of the Company’s assets. The representative of Sponsor Party B did not follow up and Sponsor Party B did not submit any proposal with respect to a transaction involving the Company or any of its assets.

On July 10, 2024, the Board held a regularly scheduled in-person meeting. Mr. Wentworth communicated that representatives from certain financial sponsors, including Sycamore, Sponsor Party A and Sponsor Party B, had contacted Mr. Wentworth to express their interest in the Company, but that no party had submitted a proposal and that he would update the Board as appropriate.

On July 24, 2024, Messrs. Wentworth and Pessina, participated in a videoconference call with representatives of a financial sponsor (“Sponsor Party C”) and another investor active in the healthcare space (the “Healthcare Investor”), at Sponsor Party C and Healthcare Investor’s request, to discuss, among other things, the Company’s ongoing strategic and operational review, as outlined by Mr. Wentworth on the June 27 Earnings Call. During this meeting, the representative of Sponsor Party C expressed interest in exploring the possibility of a take-private transaction of the Company, and the parties discussed entering into a customary confidentiality agreement to facilitate further discussions. The representative of Sponsor Party C did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company during this meeting.

On July 24, 2024, Messrs. Wentworth and Kaluzny had a telephonic discussion to discuss certain due diligence information that Sycamore would request to review in connection with its evaluation of the Company.

On July 26, 2024, following up on the discussions from the month prior and to further facilitate discussions between the Company and Sycamore and Sycamore’s evaluation of the Company, the Company entered into a confidentiality agreement with Sycamore. The confidentiality agreement contained a customary standstill provision that permitted Sycamore to make non-public acquisition proposals to the Board, as well as competing acquisition proposals at any time after the Company entered into a definitive acquisition agreement with a third party. Following execution of the confidentiality agreement, Sycamore was provided access to select financial and business due diligence information to facilitate its evaluation of the Company.

On July 29, 2024, Mr. Wentworth and members of Company senior management met with representatives of Sycamore in person to discuss certain due diligence information that had been made available to Sycamore.

Between August 2, 2024, and August 28, 2024, Messrs. Wentworth and Kaluzny met telephonically weekly to discuss the due diligence information shared with Sycamore and Sycamore’s continued interest in a potential acquisition of the Company. During these meetings, Mr. Kaluzny did not make a proposal with respect to a potential strategic transaction involving the Company.

On August 9, 2024, Messrs. Pessina and Kaluzny met for dinner while both were vacationing in close proximity to each other. While Mr. Kaluzny noted that Sycamore’s due diligence process was in its early stages, he did not make any proposal or otherwise discuss the potential terms (including any participation by Mr. Pessina) of an acquisition of the Company in the course of this dinner.

On August 21, 2024, the Company entered into a confidentiality agreement with Sponsor Party C. The confidentiality agreement contained a customary standstill provision that permitted Sponsor Party C to make non-public acquisition proposals to the Board, as well as competing acquisition proposals at any time after the Company entered into a definitive acquisition agreement with a third party. The terms of the confidentiality agreement permitted Sponsor Party C to discuss the potential transaction with the Healthcare Investor. Following execution of the confidentiality agreement, Sponsor Party C was provided access to select financial and business due diligence information to facilitate its evaluation of the Company.

On August 21, 2024, Mr. Wentworth met telephonically with representatives of the Healthcare Investor to discuss its possible interest in participating in a potential strategic transaction involving the Company. The participants discussed entering into a confidentiality agreement in order for non-public information regarding the Company to be shared.

On September 3, 2024, the Company entered into a confidentiality agreement with the Healthcare Investor and the Healthcare Investor was subsequently given access to certain non-public information regarding the Company. The confidentiality agreement contained a customary standstill provision that permitted the Healthcare Investor to make non-public acquisition proposals to the Board, as well as competing acquisition proposals at any time after the Company entered into a definitive acquisition agreement with a third party. The terms of the agreement permitted the Healthcare Investor to speak with Sponsor Party C regarding a potential transaction.

On September 4, 2024, Mr. Wentworth met telephonically with a representative of Sycamore to discuss Sycamore’s ongoing review of the Company. The representative of Sycamore did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company during this meeting.

On September 6, 2024, Mr. Wentworth, Mr. Pessina and other members of Company senior management met in person with representatives of Sponsor Party C and the Healthcare Investor. The parties discussed Sponsor Party C and the Healthcare Investor’s ongoing due diligence review of the Company and their possible interest in a strategic transaction involving the Company. Sponsor Party C and the Healthcare Investor noted their work was ongoing. Neither the representative of Sponsor Party C nor the Healthcare Investor made any proposal or otherwise discussed the potential terms of an acquisition of the Company during this meeting. Following this meeting, Sponsor Party C requested additional information in connection with its due diligence review.

On September 9, 2024, Mr. Wentworth provided the Board a written update regarding, among other things, his recent conversations with representatives of various private equity sponsors, including the unsolicited outreach from Sycamore and Sponsor Party C, regarding their potential interest in exploring a strategic transaction involving the Company, and advised the Board that the Company had entered into customary confidentiality agreements with each of Sycamore and Sponsor Party C related thereto.

Also on September 9, 2024, Mr. Wentworth met telephonically with Mr. Kaluzny. During this meeting Mr. Kaluzny expressed that Sycamore would likely be submitting a non-binding proposal to acquire the Company in the near term, potentially as early as the following week.

On September 10, 2024, Mr. Wentworth met telephonically with a representative of the Healthcare Investor to discuss the Healthcare Investor’s interest in participating in a potential transaction involving the Company.

On September 16, 2024, Mr. Wentworth met telephonically with representatives of Sponsor Party C to discuss the status of Sponsor C’s review of due diligence information of the Company. The representatives of Sponsor Party C indicated they were still digesting the information from the meeting on September 6, 2024, and indicated that if additional information were shared it could give them greater clarity regarding the prospects of the Company’s retail pharmacy business. The representative further indicated that they expected Sponsor Party C’s ongoing review of the Company and certain of its businesses to take a meaningful amount of time and that it would not be concluded in the near-term. The representatives of Sponsor Party C did not make any proposal or otherwise discuss the potential terms of an acquisition of the Company during this meeting.

On September 16, 2024, the Board held a special virtual meeting at which members of Company senior management and representatives of Kirkland & Ellis LLP (“Kirkland”), the Company’s outside legal advisor, were present. Mr. Wentworth provided an update regarding the Company’s discussions with representatives of Sycamore and Sponsor Party C, including since the prior Board meeting in July and his September 9, 2024 written update to the Board. Mr. Wentworth further noted that any strategic transaction involving the Company would need to be considered in the context of the current stock price, the challenges faced by the Company’s various businesses, macro trends in the Company’s industries, the timeline for, as well as the opportunities and risks related to, a turnaround plan for the Company and complexities in valuing the Company given the foregoing, and the Company’s varied businesses and strategic alternatives that had been evaluated or may be considered with respect to one or more of such businesses. Representatives of Kirkland reviewed with the Board its fiduciary duties and process considerations in connection with the Board’s evaluation of a potential transaction and the ongoing discussions. Mr. Lederer informed the Board of his role and relationship with Sycamore and noted that he would recuse himself from any conversations or deliberations regarding a transaction should Sycamore move forward with a proposal to acquire the Company and/or any of its businesses. In addition, Mr. Pessina, given his significant equity ownership in the Company through his and his affiliates’ holdings of approximately 17% of the Company Common Stock, informed the Board that, should an opportunity arise that the Board determines would be in the best interests of all stockholders, he would consider taking any reasonable action necessary to facilitate such a transaction, including, if applicable, considering the possibility of rolling over part or all of his equity interests. Mr. Pessina stated that he would only engage with potential bidders who ask about a potential rollover of his equity interests when appropriate and only with the Board’s full knowledge and approval. Mr. Pessina further stated that he would not condition his support of any transaction on his ability to participate, including through any potential rollover of his equity interests. At the meeting, Company management discussed with the Board the retention of a financial advisor and the Board determined that based on, among other things, Centerview’s significant experience in both the healthcare and retail sectors and its familiarity with the Company and large public company transactions, the Company should proceed with evaluating Centerview’s engagement, with the terms of the engagement subject to Board review and approval (which review and approval was subsequently provided at the meeting of the Board on December 23, 2024). Also during this meeting, Mr. Wentworth discussed updates regarding VPMC Group, including to reiterate the Company’s ultimate goal of eventually exiting the Village Business and progress made toward that goal since the last Board meeting, including discussions with potential purchasers of certain portions of the business. During this meeting, the Board authorized Mr. Wentworth to continue assisting Sycamore and Sponsor Party C with their respective due diligence reviews of the Company in order to assist in the determination of whether a transaction with either party was feasible.

On September 23, 2024, Sycamore submitted a letter to the Company stating its intention to make an offer to acquire the Company for a price between $13.00 and $14.00 per share in cash (the “September 23 Proposal”), which proposal was shared with the Board (other than Mr. Lederer). The proposed purchase price per share in the September 23 Proposal represented a premium of between 49% and 61% to the $8.71 closing price of the Company Common Stock on September 20, 2024, the last full trading day prior to submission of the proposal. The September 23 Proposal was based on publicly available information and the non-public information provided to Sycamore prior to the letter, and was subject to the completion of further due diligence. The September 23 Proposal stated that at the signing of a definitive merger agreement, Sycamore would deliver fully committed debt and equity financing commitments sufficient to fund the acquisition of the Company and that its proposal assumed a certain portion of the equity financing would be funded by a rollover by existing stockholders.

On October 6, 2024, Sycamore was given access to a virtual data room.

Throughout October 2024, representatives of Sycamore engaged in due diligence of the Company, which included participation in numerous calls, video conferences and meetings with the Company’s senior management (including representatives of the Company’s primary business segments) and representatives of Centerview, and review of select business, financial and legal due diligence information and documents.

On October 7, 2024, Ornella Barra, the chief operating officer of the Company’s international business met via video conference with representatives of Sycamore, to discuss the Company’s international business. Given her position as the chief operating officer of the Company’s international business, Ms. Barra, the wife of Mr. Pessina, participated in multiple due diligence sessions related to the international business with (and otherwise was, in line with her position, involved in the due diligence process being conducted by) representatives of Sycamore; however, Ms. Barra did not participate in any Board or management deliberations related to the potential Sycamore transaction or any potential alternative transactions, although Ms. Barra continued to participate in ordinary course management discussions.

On October 8, 2024, Mr. Wentworth spoke with representatives of the Healthcare Investor who indicated interest in connecting Mr. Wentworth with certain equity financing sources that could potentially provide significant equity financing in the event of a strategic transaction involving the Company.

On October 8, 2024, Lanesha Minnix, Executive Vice President and Global Chief Legal Officer, sent a letter to Mr. Lederer outlining certain acknowledgments of Mr. Lederer and detailing arrangements that would be put in place in light of Mr. Lederer’s role and relationship with Sycamore, including that he had not been, and did not intend to be, involved in Sycamore’s evaluation of any transaction involving the Company and would not discuss any potential transaction with Sycamore or its representatives, and that while Sycamore was continuing to pursue a potential acquisition of the Company, he would recuse himself from Board discussions related to the Sycamore proposal and/or any other alternative strategic transactions, as well as from discussions of valuation tied to the Sycamore proposal or other alternative strategic transactions. Following October 8, 2024, Mr. Lederer did not participate in the Board’s deliberations or evaluation regarding such matters.

On October 8, 2024, the Board held a special virtual meeting at which members of Company senior management and representatives of Kirkland and Centerview were present. Mr. Wentworth noted the Company’s receipt of the September 23 Proposal, which represented a premium of between 47% and 58% to the $8.87 closing price of the Company Common Stock on October 7, 2024, the last full trading day prior to the meeting, and a 49% and 61% to the $8.71 closing price of the Company Common Stock on September 20, 2024, the last full trading day prior to the receipt of the September 23 Proposal. Company senior management provided an update to the Board on the status of management’s preparation of the Company’s three-year financial plan for the Company’s fiscal years 2025 through 2027, which included unaudited, non-public prospective financial projections for the Company on a standalone basis, without giving effect to the transactions contemplated by the Merger Agreement (the “October Management 3YP”), which were scheduled to be presented to the Board at its upcoming regularly scheduled meeting on October 24, 2024, including highlighting certain recent developments related to the Company and its businesses and industries that would be expected to impact the October Management 3YP, such as with respect to cash generation and leverage, and the fact that the payments of various anticipated legal settlements were expected to account for a material portion of the Company’s cash flow generation in coming years. The Board discussed that, subject to the October Management Projections (as defined below) being approved by the Board at its upcoming regularly scheduled meeting later on October 24, 2024, the October Management Projections would be used by Centerview in their financial analyses and would be expected to be provided to potential counterparties as part of their evaluation of a potential transaction with the Company, including to Sycamore. The October Management Projections were subsequently presented by Company senior management, and approved by the Board, at the October 24, 2024 meeting of the Board described below. The October Management Projections are described in more detail in this proxy statement in the section entitled “Special Factors—Certain Unaudited Prospective Financial Information.” At this time, Mr. Lederer recused himself for the discussion regarding the potential transaction with Sycamore. Centerview then provided a summary of various options for the Board to consider in response to the September 23 Proposal, including whether to affirmatively contact other parties that could potentially be interested in a strategic transaction involving the Company. The Board, together with the representatives of Centerview and Kirkland, discussed potential strategic and financial sponsors that may be interested in and/or capable of executing a potential acquisition of the Company, as well as relevant opportunities, risks and other factors to consider in determining whether it was appropriate to solicit additional parties at this time. The Board also observed that they would insist on the inclusion of a “go-shop” period in the definitive transaction documentation entered into in connection with any potential acquisition that would allow the Company, for a specified period of time, to actively solicit alternative acquisition proposals. The representatives of Centerview also provided an overview of Sycamore, including certain of Sycamore’s recent investments, focusing on its significant retail expertise, including with respect to turning around companies in the retail space. At this meeting, the Board authorized Company management and the Company’s advisors to continue to engage with Sycamore with respect to the September 23 Proposal by providing additional non-public financial and business information and holding meetings with management, to allow Sycamore to submit an updated indication of interest, and determined it was premature to affirmatively solicit additional parties at this time given the significant risk to the Company and its businesses of a leak relating to a potential transaction and the significant uncertainty regarding whether Sycamore would ultimately provide a proposal for a transaction that was in the best interests of the Company and its stockholders. In the course of the Board discussion, Mr. Pessina confirmed to the Board his statements made at the September 16, 2024 Board meeting to the effect that, should an opportunity arise that the Board determines would be in the best interests of all shareholders, including with Sycamore, he would consider taking any reasonable action necessary to facilitate such transaction, including rolling over all or part of his equity interests. Mr. Pessina reiterated that he would only engage with Sycamore about a potential rollover of his equity interests when appropriate if requested by Sycamore and only with the Board’s full knowledge and approval, and that he would not condition his support of a transaction on his ability to participate.

On October 15, 2024, the Company released its earnings report for fiscal year 2024 and the fourth quarter thereof and participated in a related earnings call. The Company Common Stock closed at a trading price of $10.42 on October 15, 2024.

Also on October 15, 2024, Centerview provided a relationship disclosure memorandum to the Company, which was subsequently provided to the Board. The Board concluded that none of the relationships disclosed would affect Centerview’s ability to serve as the Company’s financial advisor.

On October 17, 2024, Mr. Wentworth met via video conference with the Healthcare Investor and representatives of a potential equity financing source to discuss their interest in a potential transaction. The Healthcare Investor indicated it was making progress but was not in a position yet to make an offer that the Board or the Company’s stockholders would find attractive. Mr. Wentworth indicated a further discussion with other representatives of the Company could be scheduled to aid the Healthcare Investor in progressing its due diligence review.

On October 18, 2024, Mr. Wentworth and a representative of Sycamore met telephonically to discuss Sycamore’s due diligence progress and its continued interest in exploring the feasibility of a potential strategic transaction with the Company.

On October 21, 2024, Sycamore submitted a letter to the Company re-affirming its intention to make an offer to acquire the Company for a price between $13.00 and $14.00 per share in cash as set forth in the September 23 Proposal (the “October 21 Letter”), which was shared with the Board (other than Mr. Lederer). The October 21 Letter stated that Sycamore believed it could reach a fully financed offer on or around November 20, 2024, noting certain business due diligence items it would need in order to meet this timeline.

On October 24, 2024, the Board held a regularly scheduled in-person meeting at which members of Company senior management and representatives of Kirkland and Centerview were present. With input from representatives of Centerview, the Board reviewed the October Management 3YP, including, among other things, the impact of store closures in connection with the Company’s footprint optimization program, prescription reimbursement pressures in the Company’s pharmacy business, the amount of expected annual payments related to certain opioid-related payment obligations, the continuation of the Company’s recent historical practice of paying dividends of $1.00 per share of Company Common Stock, the performance of each of the Company’s individual business segments, the Company’s revenues and adjusted operating income and other relevant factors related to the Company’s long-term operating plan. The Company’s senior management also worked with Centerview to prepare extrapolations of the Company’s three-year financial plan for the Company’s fiscal years 2025 through 2027, which included unaudited, non-public prospective financial projections for the Company on a standalone basis, without giving effect to the transactions contemplated by the Merger Agreement (the “Management 3YP”) for fiscal years 2028 and 2029 (together with the extrapolations described below in the VMD Forecasts, the “Extrapolations”), which, together with the Management 3YP, we refer to as the “October Management Projections.” The October Management Projections are described in more detail in the section of this proxy statement titled “Special Factors—Certain Unaudited Prospective Financial Information.” The Board discussed the Company’s decline in adjusted operating income and free cash flow since 2022 as the Company’s U.S. retail pharmacy and healthcare businesses faced headwinds, and observed how changes in this metric could meaningfully impact the October Management Projections. The Board also discussed the pro forma impact on the October Management Projections of a dividend cut, noting that while the October Management Projections included the continuation, the Company’s expected free cash flow would be insufficient to cover this dividend in these fiscal years. At this time, Mr. Lederer recused himself for the discussion regarding the potential transaction with Sycamore. The Board further discussed the September 23 Proposal and October 21 Letter and, with the input of representatives of Centerview, reviewed other parties that may be interested in pursuing a strategic transaction with the Company, noting there was likely limited interest among strategic counterparties, including due to such parties’ interest in expending the required funds to consummate a transaction of this size, the varied business mix of the Company, and potential regulatory considerations. The representatives of Centerview also provided preliminary valuation perspectives to the Board, observing, among other things, that conducting a sum-of-the-parts analysis with respect to the Company’s individual businesses is challenging, including because of the uniqueness of the Company’s U.S. retail business in the public market and because such an analysis does not take into account certain tax, friction costs or balance sheet impacts that would be incurred by separating the Company. The representatives of Centerview also observed that Sycamore had been the only financial sponsor to seriously explore a transaction for the entire Company and noted that there likely would be limited interest from other financial sponsors. With input from Centerview and Kirkland, the Board again discussed whether it was appropriate to solicit additional potential counterparties at this time, and the pros and cons of any such solicitation, including the possibility of a leak of transaction discussions and the potential resulting risk that Sycamore would stop working on its proposal and the significant risk of disruption to the Company’s relationships with its employees, business counterparties and other stakeholders. The Board also again observed that they would insist on the inclusion of a “go-shop” period in the definitive transaction documentation entered into in connection with any potential acquisition that would allow the Company, for a specified period of time, to actively solicit alternative acquisition proposals. The Board further discussed the potential role of Mr. Pessina in any transaction, as the September 23 Proposal indicated Sycamore contemplated rollover participation from the

Company’s existing stockholders to consummate the proposed transaction with the Company. In connection with this discussion, Mr. Pessina confirmed to the Board that, should the Board determine a transaction with Sycamore would be in the best interests of all stockholders, he would consider taking any reasonable action necessary to facilitate such transaction, including rolling over all or part of his equity interests. Mr. Pessina reiterated that he would only engage in discussions with Sycamore about a potential rollover of his equity interests when appropriate and only with the Board’s full knowledge and approval, and that he would not condition his support of any transaction on his ability to participate.

On October 26, 2024, the Company provided representatives of Sycamore the Company’s fiscal year 2025 budget and the October Management 3YP.

On October 29, 2024, Mr. Wentworth met telephonically with the Healthcare Investor to discuss the Healthcare Investor’s ongoing review of the Company and certain due diligence information of the Company. The Healthcare Investor did not submit any proposal with respect to a transaction involving the Company.

On November 4, 2024, the Company received a non-binding proposal from Sycamore to acquire the Company for $13.50 per share (the “November 4 Proposal”), which proposal was shared with the Board (other than Mr. Lederer). The proposed purchase price per share in the November 4 Proposal represented a 43% premium to the $9.46 closing price of the Company Common Stock on November 1, 2024, the last full trading day prior to submission of the proposal. The November 4 Proposal stated the intended capitalization with respect to the proposal remained consistent with the September 23 Proposal, and that Sycamore was working to reach fully negotiated financing papers by November 27, 2024, which subject to negotiation, would allow a definitive transaction agreement to be signed by December 31, 2024. Further, the November 4 Proposal requested a 30-day period of exclusivity to allow Sycamore to finalize its confirmatory diligence. The Company did not enter into exclusivity with Sycamore at this time or any time prior to entering into the Merger Agreement on March 6, 2025.

Throughout the rest of November 2024 and until Sycamore confirmed to the Company on February 1, 2025 that its critical business due diligence was complete, as described below, representatives of Sycamore engaged in extensive financial and business due diligence of the Company, which included participation in numerous calls, video conferences and meetings with Company senior management (including representatives of the Company’s primary business segments) and representatives of Centerview, and review of select business and financial information and documents.

Also following receipt of the November 4 Proposal, the Company permitted Sycamore to engage with numerous potential equity and debt financing sources, and the potential financing sources entered into joinders to the Company’s confidentiality agreement with Sycamore. Throughout the rest of November 2024 and until entering into the Merger Agreement on March 6, 2025, representatives of Sycamore’s financing sources engaged in due diligence of the Company.

On November 7, 2024, Mr. Wentworth participated in a video conference with representatives of Sponsor Party C to discuss Sponsor Party C’s ongoing review of the Company. In the course of such discussion, the representatives of Sponsor Party C indicated they may have an interest in certain of the Company’s assets (specifically CityMD and Summit businesses of VPMC Group), but were not interested in pursuing a transaction involving the whole Company. The Company subsequently received a joint letter from Sponsor Party C and a large insurance company indicating interest in CityMD and Summit businesses of VPMC Group. Sponsor Party C did not submit any proposal with respect to a take-private transaction involving the Company.

On November 8, 2024, the Board held a special virtual meeting, at which members of Company senior management and representatives of Kirkland and Centerview were present, to discuss the November 4 Proposal. Mr. Lederer recused himself from this meeting. Representatives of Centerview discussed its preliminary financial and valuation analyses with respect to the Company and the November 4 Proposal based on the October

Management Projections. With the input of representatives of Centerview, the Board reviewed other terms included in the November 4 Proposal, including Sycamore’s request for exclusivity and whether it would be advisable at this time to affirmatively solicit other parties to evaluate such parties’ possible interest in a strategic transaction involving the Company. The Board determined not to grant exclusivity to Sycamore at this time, but to continue to cooperate with its due diligence evaluation and, if appropriate, engage in price negotiations following the completion of Sycamore’s business due diligence and receipt of their financing plan. The Board further determined, in light of various factors also discussed at prior meetings of the Board as described above, not to solicit additional parties at this time, but to continue to remain receptive in the event of unsolicited outreach by a third party to the Company. The Board also approved resolutions to form an ad-hoc convenience transaction committee consisting of Mr. Wentworth, Ginger Graham, Bryan Hanson, Robert Huffines and Thomas Polen (the “Transaction Committee”). The Transaction Committee was not formed to address any actual or perceived conflict of interest, but rather to help facilitate the process relating to the potential transaction, including by ensuring that Mr. Wentworth and other members of senior management and the Company’s advisors would benefit from feedback and guidance from the members of the Board as the process with Sycamore and other potential counterparties continued. During this meeting, Mr. Pessina reiterated his statements made at prior Board meetings regarding his position with respect to any potential participation, including a rollover of part or all of his equity interests, in a potential transaction with Sycamore. Following the meeting, Mr. Wentworth informed Mr. Kaluzny that the Board had formed a Transaction Committee for convenience to assist the Board in efficiently reviewing Sycamore’s proposal.

On November 21, 2024, Messrs. Wentworth and Pessina met in person with Mr. Kaluzny to discuss the progress Sycamore had made to date with respect to its efforts to secure the requisite financing to consummate a transaction with the Company, as well as a potential transaction timeline. Mr. Kaluzny conveyed that Sycamore was aiming to finalize its offer price for the Company the following week, and that Sycamore’s financing work continued to progress. Mr. Wentworth conveyed to Mr. Kaluzny that any discussions requested by Sycamore with Mr. Pessina with respect to Mr. Pessina’s potential rollover participation in a transaction could only occur following approval by the Board. Following this discussion, Mr. Pessina departed the meeting. Following Mr. Pessina’s departure, Messrs. Wentworth and Kaluzny discussed the price set forth in the November 4 Proposal. Mr. Wentworth indicated that the Board expected Sycamore to meaningfully increase its offer price from that set forth in the November 4 Proposal. Mr. Kaluzny reaffirmed his interest in the transaction but also expressed to Mr. Wentworth that the November 4 Proposal was informed by several negative due diligence findings that arose from its ongoing evaluation of the Company. Mr. Kaluzny described to Mr. Wentworth the significant additional work Sycamore was undertaking with representatives of the Company to further analyze these items in order to finalize an offer price.

Between November 26, 2024, and December 6, 2024, in addition to regularly scheduled due diligence calls between representatives of the Company, Sycamore and their respective financial and legal advisors, representatives of the Company and Sycamore held various due diligence calls relating to certain of the Company’s ongoing material litigation matters, including claims by Everly Health Solutions (formerly known as PWNHealth) and a related arbitration award (the “Everly/PWN Matter”), certain tax matters and certain opioid-related matters.

On November 27, 2024, Sycamore provided the Company with draft debt commitment letters from certain potential debt financing sources.

On December 2, 2024, representatives of Centerview and Mr. Kaluzny discussed Sycamore’s progress with respect to completing business due diligence and obtaining the requisite committed financing. During this conversation, Mr. Kaluzny stated that Sycamore’s prospective financing sources continued to do work, but certain of these financing sources would not be in a position to sign definitive transaction documentation by early January. Mr. Kaluzny also noted the significant remaining business due diligence to be completed, communicating an expectation to have such work complete near the end of December, in anticipation of a potential signing later in January. Mr. Kaluzny also discussed certain of the negative findings by Sycamore and its prospective financing sources during due diligence, including challenges at VPMC Group and with respect to the Company’s cash flow position.

On December 3, 2024, Sycamore submitted a letter reiterating its prior non-binding proposal to acquire the Company for a price between $13.00 and $14.00 per share (the “December 3 Proposal”), which proposal was shared with the Board (other than Mr. Lederer). The proposed purchase price per share in the December 3 Proposal represented a 45% to 56% premium to the $8.98 closing price of the Company Common Stock on December 2, 2024, the last full trading day prior to the receipt of the December 3 Proposal. The December 3 Proposal noted that Sycamore presently stood at the “low end” of the range due to negative findings regarding (a) normalized cash flow matters, (b) the worsening performance of VPMC Group relative to guidance previously provided by the Company to Sycamore, and (c) the significant ongoing restructuring costs and other liabilities of the Company impacting the cash profile of the Company. Further, the December 3 Proposal noted that while Sycamore was progressing with its preferred equity financing sources, these sources had indicated it would not be feasible to enter into a transaction by January 7, 2025, but that these parties were prepared to work to execute a definitive transaction agreement by January 30, 2025. The December 3 Proposal was subject to completion of Sycamore’s due diligence and detailed the significant resources Sycamore and its advisors were devoting to its extensive due diligence efforts.

On December 4, 2024, the Board held a special virtual meeting, at which Company senior management and representatives of Kirkland and Centerview were present, to discuss the December 3 Proposal. Mr. Lederer recused himself from this meeting. With the input of representatives of Kirkland and Centerview, the Board discussed the December 3 Proposal, including its actionability and attractiveness relative to other potential strategic alternatives available to the Company, as well as compared to the Company’s standalone plan. Representatives of Centerview also reviewed the negative findings Sycamore had identified in due diligence cited in the December 3 Proposal relating to the Company’s cash flow position, and the work Centerview and representatives of the Company were taking to seek to address the impact of the negative findings of Sycamore. The representatives of Centerview, with input from the representatives of Kirkland, also provided an update on the status of Sycamore’s efforts to secure financing, commenting that the draft debt commitment letters received to date contemplated one set of draft debt commitment letters covering the entire transaction. In connection with this financing discussion, Mr. Pessina reiterated that he would only engage with Sycamore regarding a potential rollover of his equity interests when appropriate if requested by Sycamore and only with the Board’s full knowledge and approval, and that he would not condition his support of any transaction on his ability to participate. Mr. Pessina also expressed his view that it was important for representatives of the Company and Centerview to encourage Sycamore to maximize the value that it offered for the Company rather than wait until completion of Sycamore’s business due diligence to engage in price discussions.

In December 2024, in connection with ordinary course internal planning processes, management updated the October Management Projections to reflect the Company’s actual results for the first quarter of its fiscal year 2025 (the “December Management Projections”) and latest view of the remaining fiscal year. The December Management Projections were subsequently used by Centerview to prepare financial analyses for the Board and (other than the Extrapolations) were subsequently provided to Sycamore. The December Management Projections are described in more detail in the section of this proxy statement titled “Special Factors—Certain Unaudited Prospective Financial Information.”

On December 6, 2024, Messrs. Wentworth and Kaluzny met telephonically to discuss Sycamore’s ongoing business and financial due diligence. Mr. Wentworth also communicated that the Board was still in the process of reviewing the December 3 Proposal.

On December 10, 2024, The Wall Street Journal reported that the Company was in talks to sell itself to Sycamore and that a transaction could be completed in early 2025. This report did not include an indication of the price Sycamore may be willing to pay in connection with a transaction. On December 9, 2024, the last trading day before publication of this report, Company Common Stock closed at a trading price of $8.85 (the

“Unaffected Share Price”), and on December 10, 2024, following the publication of this report, the closing price of the Company Common Stock had increased to $10.42.

On December 11, 2024, the Transaction Committee held a virtual meeting at which representatives of the Company’s senior management and Kirkland and Centerview were present. The Transaction Committee discussed The Wall Street Journal article and the impact of the article on the trading price of the Company Common Stock and the potential impact of the article on both ongoing discussions with Sycamore and the Company’s business, including with respect to employee distraction and morale.

On December 12, 2024, a representative of Strategic Party A telephoned Mr. Wentworth to express an interest in resuming, when the Company was ready, conversations relating to an acquisition of the Company’s Shields business. The representative of Strategic Party A acknowledged he had seen the media reports regarding the potential sale of the Company to Sycamore.

On December 13, 2024, Mr. Wentworth provided a written update to the Board providing a status update on the negotiations with Sycamore, noting Sycamore’s due diligence was expected to be completed by the following week, and that several valuation issues were being analyzed and discussed, particularly with respect to the Company’s litigation profile and cash flow position.

On December 18, 2024, the Transaction Committee held a virtual meeting at which representatives of Company senior management and representatives of Kirkland and Centerview were present. Representatives of Centerview provided updates on the status of discussions with Sycamore, and discussed the impact of The Wall Street Journal report, including the impact on the Company’s stock price. Representatives of Centerview commented that the report in The Wall Street Journal put other potential counterparties on notice that the Company may be engaging in a sales process, and further noted that since the report in The Wall Street Journal, neither the Company nor Centerview received any credible expression of interest from potential counterparties involving a strategic transaction with the Company. Mr. Wentworth added that, as the Board was already aware, from time to time he had engaged, and would continue to engage, in discussions with executives of strategic companies and representatives of private equity sponsors who had various relationships with or interest in the Company and its industries. He noted that, since The Wall Street Journal article, no counterparty to any of these discussions had expressed interest in a potential strategic transaction involving the Company, but he would continue to engage in informal discussions with these parties in the ordinary course and would update the Board if any of these parties expressed interest in a transaction with the Company. Representatives of Centerview provided an update on the status of Sycamore’s due diligence review, describing certain of Sycamore’s due diligence findings and their potential impact on Sycamore’s financing sources and uses, noting certain items Sycamore identified that could result in Sycamore decreasing its valuation of the Company in its next proposal. At this meeting, representatives of Kirkland reviewed the key terms of the draft Merger Agreement, which was prepared in consultation with Company senior management, to be shared with Sycamore and its legal advisors. Representatives of Kirkland further reviewed certain considerations regarding the potential participation by Mr. Pessina in the transaction as part of Sycamore’s financing plan, while also noting that Sycamore had not yet formally requested to have discussions with Mr. Pessina.

On December 21, 2024, representatives of Kirkland distributed an initial draft of the Merger Agreement to representatives of Davis Polk & Wardwell LLP (“Davis Polk”), legal advisor to Sycamore. The draft Merger Agreement included, among other things, (i) a 45-day “go-shop” period during which the Company and its representatives could actively solicit alternative acquisition proposals, as well as the ability for the Company to continue to engage following the end of the go-shop period with a person or persons that submitted an acquisition proposal during the go-shop period that, among other things, the Board determines constitutes or would reasonably be expected to lead to a Superior Proposal (“exempted persons”), (ii) a Company termination fee equal to 2.25% of the Company’s fully diluted equity value, payable if, among other things, the Company terminates the Merger Agreement to enter into an agreement with respect to a Superior Proposal (or 1.125% of the Company’s fully diluted equity value if such termination occurs during the go-shop period or to enter into an agreement with an exempted person), and (iii) a reverse termination fee equal to 7.0% of the Company’s fully diluted equity value payable if, among other things, the Merger Agreement is terminated as a result of Sycamore failing to close when required under the Merger Agreement, subject to certain conditions specified therein.

On December 23, 2024, the Board held a special virtual meeting at which representatives of the Company senior management and representatives of Kirkland and Centerview were present. Mr. Wentworth discussed the expected results for the first quarter of the Company’s 2025 fiscal year, noting that the Company’s performance was generally in line with the October Management Projections, but significant challenges persisted, including with respect to the Company’s balance sheet and certain nearing debt maturities, as well as with respect to the Company’s cash flow.

Also at this meeting, at the request of certain Board members to better understand the risks and opportunities to the Company of pursuing its standalone plan or considering a sale to a private equity sponsor, Mr. Lederer was invited to join a portion of the meeting to provide his personal perspective on the potential benefits to the Company of being a private company based on his professional experience, including in retail and as the chief executive officer of Staples, which Sycamore acquired in 2017. Per the agreed guidelines, Mr. Lederer had not discussed the potential transaction involving the Company with Sycamore or any of its representatives. Mr. Lederer observed that, as a private company, the Company may have a greater ability to attract critical talent, to streamline the Company’s corporate structure, and to take more decisive actions to enable the Company to more quickly improve, among other things, its operations and balance sheet issues, in each case relative to being a high-profile publicly traded company with continual focus on publicly released quarterly and annual results. Mr. Lederer also noted that under the private ownership of a financial sponsor, the Company would have potential opportunities to take actions to improve cash flow, which Mr. Lederer highlighted as one key issue facing the Company today. Following his remarks and related discussion with other members of the Board, Mr. Lederer recused himself and left the meeting. Also at the meeting, representatives of Centerview described certain of Sycamore’s due diligence findings and their potential impact on Sycamore’s financing sources, noting certain items Sycamore identified that could result in Sycamore decreasing its valuation of the Company in its next proposal. These issues included timing considerations related to the Company’s cash flow position, the potential amount payable by the Company in connection with the Everly/PWN Matter, and certain other matters. In an executive session of the Board at which Ms. Minnix and representatives of Kirkland were present and Mr. Pessina was not present, representatives of Kirkland provided an update to the remaining directors with respect Mr. Pessina’s potential participation in a transaction with Sycamore, noting that Sycamore had not yet formally requested, and the Board had not yet authorized, those discussions. The representatives of Kirkland further noted their understanding that Mr. Pessina had not made any decision as to whether he would ultimately agree to any rollover (and/or any relevant amount or the terms thereof), which would only be feasible upon engaging in discussions with Sycamore following the Board’s approval. Representatives of Kirkland noted that Sycamore was expected to soon seek the Board’s consent to engage with Mr. Pessina in light of the significant equity funding that would be required in order for Sycamore to consummate an acquisition of the Company and explained that, if the Board were to subsequently reach a preliminary agreement on value with Sycamore, it may be appropriate at such time for the Board to request and authorize Mr. Pessina to engage in discussions with Sycamore regarding his possible participation in the transaction. Also in this executive session, the Board approved the execution by the Company of an engagement letter with Centerview, which engagement letter was executed on December 27, 2024.

Throughout the rest of December, representatives of Sycamore continued to meet via videoconference with representatives of the Company multiple times weekly to discuss business due diligence matters.

On January 5, 2025, representatives of Davis Polk sent a revised draft Merger Agreement to representatives of Kirkland, which, among other things, (i) reduced the length of the go-shop period from 45 days to 30 days and limited the length of time the Company could continue to negotiate with “exempted persons” following the end of the go-shop period to 15 days, (ii) increased the Company termination fee to an amount equal to 3.50% of the Company’s fully diluted equity value (and an amount equal to 1.75% of the Company’s fully diluted equity value if payable due to a termination during the go-shop period or in connection with entry into an agreement with an exempted person), (iii) reduced the reverse termination fee payable by Sycamore in certain circumstances to an amount equal to 4.0% of the Company’s fully diluted equity value, and (iv) added a “naked no vote” expense reimbursement provision requiring the Company to reimburse Sycamore for up to $30 million of its out-of-pocket expenses in the event the Merger Agreement is terminated because the Company’s stockholders do not approve the transaction.

On January 10, 2025, the Company released its earnings report for the first quarter of fiscal year 2025 and participated in a related earnings call. The Company Common Stock closed at a trading price of $11.76 on January 10, 2025.

Later on January 10, 2025, Messrs. Wentworth and Kaluzny met telephonically to discuss the Company’s earnings report and transaction status generally.

On January 14, 2025, Ms. Graham, Mr. Polen and Mr. Wentworth met at Sycamore’s New York City offices with representatives of Sycamore to discuss Sycamore’s ongoing business due diligence of the Company, as well as Sycamore’s plans with respect to turning around the Company’s businesses and securing the Company’s future and long-term success in both the United States and globally. Mr. Polen departed the meeting and, following his departure, the remaining participants discussed the Village Business, including its valuation.

Later in the day on January 14, 2025, Messrs. Wentworth and Pessina separately met with Mr. Kaluzny to discuss Sycamore’s ongoing business due diligence of the Company, as well as Sycamore’s perspective on VPMC Group. At this meeting, Mr. Kaluzny noted the uncertainties regarding the value of the Village Business and the resulting difficulty of valuing those assets for purposes of the cash consideration to be paid at closing; as an alternative, he outlined a potential framework of a construct that would convey contingent cash consideration to the Company’s stockholders in the form of net proceeds from the future sale of assets of VPMC Group. Mr. Kaluzny also provided an overview of Sycamore’s ongoing work to obtain the requisite financing. During this meeting the representatives of the Company did not provide feedback regarding the potential framework outlined by Mr. Kaluzny.

On January 16, 2025, representatives of Sycamore conveyed to representatives of Centerview that certain of the negative findings Sycamore had uncovered in due diligence were continuing to weigh on the valuation Sycamore was willing to ascribe to the Company, and that Sycamore was considering proposing that part of the transaction consideration be in the form of an instrument that would allow the Company’s stockholders to participate in the net proceeds from future monetization transactions involving the Company’s debt and equity interests in VPMC Group and its business, as previously outlined at the January 14, 2025 meeting between Messrs. Wentworth, Pessina and Kaluzny.

On January 17, 2025, the U.S. Department of Justice announced it had filed a civil complaint in the U.S. District Court for the Northern District of Illinois against the Company, alleging that the Company and various subsidiaries of the Company had dispensed millions of unlawful prescriptions in violation of the Controlled Substance Act and then sought reimbursement for many of these prescriptions from various federal health care programs in violation of the False Claims Act (the “DOJ Opioid Claim”). The Company Common Stock closed at a trading price of $12.52 on January 17, 2025.

On January 23, 2025, representatives of the Company telephonically met with representatives of Sycamore to discuss the DOJ Opioid Claim.

On January 27, 2025, CNBC reported that the potential take-private transaction, previously reported by The Wall Street Journal on December 10, 2024, was “mostly dead” and highlighted purported challenges in deal discussions. The Company Common Stock closed at a trading price of $11.34 on January 27, 2025.

On January 30, 2025, representatives of Kirkland sent a revised draft Merger Agreement to representatives of Davis Polk, which, among other things, (i) increased the length of the go-shop period to 45 days and increased the length of time the Company could negotiate with “exempted persons” following the end of the go-shop period to 30 days, (ii) decreased the Company termination fee to an amount equal to 2.4% of the Company’s fully diluted equity value (1.20% of the Company’s fully diluted equity value if payable due to a termination during the go-shop period or in connection with entry into an agreement with an exempted person), (iii) increased the reverse termination fee to an amount equal to 6.5% of the Company’s fully diluted equity value, and (iv) removed the “naked no vote” expense reimbursement provision.

On January 30, 2025, following the close of trading, the Company announced that the Board was suspending the Company’s quarterly cash dividend, as the Company was continuing to evaluate and refine its capital allocation policy taking into account the Company’s broader long-term turnaround efforts, as well as near, medium and long term balance sheet and cash flow challenges, including in light of the Everly/PWN Matter and the DOJ Opioid Claim (the “Dividend Suspension”), which change in capital allocation was aimed at strengthening the Company’s balance sheet by reducing debt over time and improving free cash flow. The Board had discussed a potential dividend reduction at prior Board meetings, irrespective of the potential transaction with Sycamore. The Company Common Stock closed at a trading price of $10.28 on January 31, 2025, the first full trading day following the announcement of the Dividend Suspension after market close on January 30, 2025.

On February 1, 2025, representatives of Sycamore confirmed to representatives of the Company that Sycamore had substantially completed its business due diligence. Throughout the remainder of February 2025 and until the parties executed the Merger Agreement on March 6, 2025, representatives of Sycamore, Davis Polk and Sycamore’s other advisors conducted confirmatory due diligence with respect to the Company, which included numerous due diligence sessions, videoconferences and review of materials provided in the virtual data room.

On February 1, 2025, following the confirmation by Sycamore that it had substantially completed its business due diligence, and with the expectation that Sycamore would soon seek the Board’s consent to engage with Mr. Pessina in light of the significant equity funding that would be required in order for Sycamore to consummate an acquisition of the Company, Ms. Minnix distributed to the Board (including Messrs. Pessina and Lederer) and certain members of management governance and communications guidelines, which had been previously reviewed with the Transaction Committee and other members of the Board, to ensure the process conducted by the Board regarding a possible strategic transaction with Sycamore would be appropriately designed and implemented. These guidelines applied to communications between or among (i) Mr. Pessina, (ii) Mr. Lederer, (iii) the directors of the Company other than Mr. Pessina and Mr. Lederer, (iv) members of the Company’s management, (v) Sycamore or its actual or potential financing sources, and (vi) the respective advisors and other representatives of the foregoing. Among other things, the guidelines provided that Messrs. Pessina and Lederer would be recused from any Board discussions or deliberations related to the Sycamore proposal and/or any other alternative strategic transactions, as well as from discussions of valuation tied to the Sycamore proposal or other alternative strategic transactions, and Messrs. Pessina and Lederer would not receive any reports, analysis or other information related to the Board’s or the Transaction Committee’s evaluation, deliberation or process (including relating to timing and/or developments) from members of the Board or management. Messrs. Pessina and Lederer, and members of management to whom the guidelines were directed, acknowledged and agreed to abide by the guidelines.

On February 2, 2025, Sycamore submitted a non-binding proposal to acquire the Company for $12.75 per share in the aggregate, comprised of $10.75 per share in cash at closing and up to $2.00 per share from conveying to the Company’s stockholders DAP Rights to the first $1.8 billion of proceeds from future monetization transactions involving the Company’s existing debt and equity interests in VPMC Group (the “February 2 Proposal”), which proposal was shared with the Board (other than Messrs. Pessina and Lederer). The February 2 Proposal noted Sycamore had reviewed the most recent draft Merger Agreement distributed by representatives of Kirkland and did not believe any material issues existed that could not be resolved within the following 15 days. The February 2 Proposal further stated that in addition to finalizing the terms of the draft Merger Agreement, it expected to spend the time between the date of the letter and the entry into definitive agreements discussing the terms of a potential rollover investment with Mr. Pessina. Following delivery of the February 2 Proposal, representatives of Sycamore reiterated to representatives of the Company and Centerview the impact of certain negative due diligence findings on its proposed valuation, and that the introduction of the DAP Rights instrument was intended to bridge the resulting valuation and financing issues.

On February 4, 2025, the Transaction Committee held a virtual meeting at which members of Company senior management and representatives of Kirkland and Centerview were present (the “February 4 Transaction Committee Meeting”). Representatives of Centerview provided preliminary financial and valuation analyses with respect to the February 2 Proposal, noting among other things that the maximum value of the purchase price set forth in the February 2 Proposal represented a 44% premium to the Unaffected Share Price. Representatives of Centerview observed that the cash portion of the offer represented the value Sycamore was prepared to pay following its fulsome business due diligence and in light of notable developments since Sycamore’s earlier offers, including the estimated increase in the amount necessary to settle the Everly/PWN Matter as compared to what was previously reflected in the October Management Projections and the DOJ Opioid Claim. Representatives of Centerview and Kirkland provided an overview of the DAP Right included in the February 2 Proposal, observing that Sycamore’s proposal included minimal detail with respect to the DAP Right. In connection with the discussion of the DAP Right, representatives of Centerview also presented preliminary valuation analyses with respect to the Village Businesses. Representatives of Centerview provided an overview of Sycamore’s current financing structuring, noting that Sycamore had not yet shared updated financing commitments and that the February 2 Proposal stated that it was assumed Mr. Pessina would participate in the transaction by rolling over his equity interests in the Company.

Also on February 4, 2025, immediately after the conclusion of the meeting of the Transaction Committee, the Board held a special virtual meeting, at which members of Company senior management and representatives of Kirkland and Centerview were present, to discuss the February 2 Proposal and the appropriate response to Sycamore. Each of Messrs. Pessina and Lederer recused himself from the meeting. With the input of the representatives of Centerview and Kirkland, the Board discussed substantially similar topics to the February 4 Transaction Committee Meeting. Following discussion related to aligning around the most tactically advantageous manner in which to respond to the February 2 Proposal, the Board instructed Mr. Wentworth not to provide a counterproposal to Sycamore in response to the February 2 Proposal, but to instead engage in further discussions with representatives of Sycamore in order to encourage Sycamore to increase its offer.

On February 4, 2025, following the conclusion of the meetings of the Board and the Transaction Committee, Mr. Wentworth conveyed to Mr. Kaluzny the Board’s disappointment with the February 2 Proposal, particularly the amount of the upfront cash portion of the offer, and asked Mr. Kaluzny to consider a substantial increase in the cash portion of the offer. Mr. Wentworth conveyed the Company was not prepared to engage on the terms of the DAP Rights instrument until Sycamore agreed to increase the cash portion of its offer. Mr. Kaluzny told Mr. Wentworth he would consider the Board’s feedback and revert.

On February 6, 2025, Mr. Kaluzny communicated to Mr. Wentworth by telephone that Sycamore would be willing to increase its offer to $10.90 per share in cash at closing plus the DAP Right. Mr. Wentworth subsequently communicated that, based on prior discussions with the Board, he believed the proposed closing cash price of $10.90 per share would not be acceptable to the Board, and encouraged Mr. Kaluzny to find additional value to support an increase in the proposed purchase price.

On February 7, 2025, Mr. Kaluzny communicated to Mr. Wentworth by telephone that Sycamore would be willing to increase the closing cash portion of its offer to $11.15 per share, noting the positive due diligence information recently shared by the Company, but also noting the value-impacting issues Sycamore and its financing sources had identified in their due diligence of the Company, including the Everly/PWN Matter and the DOJ Opioid Claim. Later that day, Mr. Wentworth conveyed that this increased offer was unacceptable, and encouraged Mr. Kaluzny to again increase the closing cash portion of Sycamore’s offer. Later in the day,

Mr. Kaluzny telephoned Mr. Wentworth to communicate Sycamore was willing to increase the cash portion of the offer to $11.25 per share, while maintaining the right of the Company’s stockholders to receive up to an additional $2.00 per share from the DAP Rights (the “February 7 Proposal”). Mr. Kaluzny again noted the potential value-impacting issues Sycamore and its financing sources had identified in their due diligence of the Company, including the Everly/PWN Matter and the DOJ Opioid Claim, which Mr. Kaluzny noted were not known by Sycamore at the time Sycamore submitted prior proposals indicating it was prepared to offer between $13.00 and $14.00 per share to acquire the Company. Mr. Kaluzny further emphasized to Mr. Wentworth that Sycamore would be unable to meaningfully increase the cash portion of its offer above $11.25.

On February 9, 2025, the Transaction Committee held a virtual meeting at which members of Company senior management and representatives of Kirkland and Centerview were present. Mr. Wentworth relayed to the Transaction Committee the discussions he had with Mr. Kaluzny following the prior meeting of the Board, and reviewed the February 7 Proposal as compared to the February 2 Proposal. Representatives of Centerview provided financial and valuation analyses with respect to the February 7 Proposal, noting, among other things, that the maximum value of the purchase price set forth in the February 7 Proposal represented a 50% premium to the Unaffected Share Price. The Transaction Committee discussed potential responses to the February 7 Proposal and, following discussion, Mr. Wentworth and the members of the Transaction Committee determined that Mr. Wentworth should communicate to Sycamore a counterproposal to the closing cash portion of the offer of $12.25 per share, and that the focus should be to improve the value of the closing cash portion of Sycamore’s offer before seeking to improve the terms of the DAP Rights. The Transaction Committee further instructed Mr. Wentworth to, at the appropriate time, negotiate the terms of the DAP Rights instrument based on the valuation work that had been conducted by Centerview, including to increase the amount of the upside that would be potentially realizable by the Company’s stockholders through the DAP Rights.

On February 10, 2025, Mr. Wentworth telephoned Mr. Kaluzny and again conveyed the Board’s disappointment with the upfront cash consideration in the February 7 Proposal and conveyed the Board’s position that the closing cash portion of Sycamore’s offer be increased to $12.25 per share. Mr. Wentworth encouraged Mr. Kaluzny over the course of multiple conversations on that day to meaningfully increase Sycamore’s cash closing price to match or be closer to the $12.25 counterproposal. Later in the day on February 10, 2025, Mr. Kaluzny communicated to Mr. Wentworth by telephone that Sycamore would be willing to increase the closing cash portion of Sycamore’s offer to $11.45 per share in cash, and provide the Company’s stockholders with up to $2.55 per share based on a right to 70% of the first $3.3 billion of net proceeds from future monetization transactions involving the Company’s existing debt and equity interests in VPMC Group (the “February 10 Proposal”). Mr. Kaluzny emphasized to Mr. Wentworth that Sycamore did not have any room whatsoever to further increase the closing cash portion of its offer and would abandon transaction negotiations if the Board required a further increase in the closing cash portion of the offer in order to transact.

Also on February 10, 2025, a federal court in Delaware upheld the arbitration award previously issued against the Company of approximately $988 million in connection with the Everly/PWN Matter (the “Everly/PWN Order”). On this day, Mr. Wentworth and Mr. Kaluzny discussed the Everly/PWN Order, and during this discussion Mr. Wentworth again encouraged Mr. Kaluzny to increase the closing cash portion of Sycamore’s offer to $11.50 or higher. Mr. Kaluzny again communicated that he would not be able to increase the closing cash portion of the offer.

On the morning of February 11, 2025, the Company announced the Everly/PWN Order. The Company Common Stock closed at a trading price of $9.36 on February 11, 2025.

On February 11, 2025, the Transaction Committee held a virtual meeting at which members of Company senior management and representatives of Kirkland and Centerview were present. Mr. Wentworth provided the Transaction Committee with an update on his discussions with Mr. Kaluzny that led to the February 10 Proposal and noted, based on his numerous discussions and interactions with Mr. Kaluzny to date, his belief that Sycamore would be unwilling to further increase the closing cash component of the February 10 Proposal. To assist the

Board with evaluating the updated terms of the DAP Right proposed by Sycamore, representatives of Centerview presented preliminary valuation and financial analyses of the CityMD and Summit businesses of VPMC Group and the DAP Right. Also at the meeting, representatives of Kirkland discussed that in order to proceed with finalizing a transaction with Sycamore, in light of the significant equity funding that would be required in order for Sycamore to consummate an acquisition of the Company, the Board would need to authorize Sycamore’s engagement in discussions with Mr. Pessina regarding a rollover following reaching an understanding with Sycamore on the price terms of a potential transaction. Mr. Wentworth conveyed to the Transaction Committee during this meeting that Mr. Pessina had not formed a view as to his willingness to participate in a transaction with Sycamore generally but expressed a willingness to take his pro rata share of the DAP Rights if he were to otherwise participate in the transaction with Sycamore by rolling over the upfront cash portion of the merger consideration in respect of his equity ownership in the Company, which would make him the largest holder of DAP Rights and thereby align his interests with the Company’s other stockholders in maximizing the value of VPMC Group following closing. At this meeting, the Transaction Committee also discussed the potential negative impact of the latest developments in connection with the Everly/PWN Matter. At this meeting, the Transaction Committee authorized Mr. Wentworth to proceed to seek to finalize a transaction with Sycamore with a closing cash price of $11.45 per share, and to continue to work toward improved terms on the DAP Right, including by proposing that the Company’s stockholders would be entitled to 85 percent of the net proceeds from future monetization transactions involving the Company’s existing debt and equity interests in VPMC Group.

Later on February 11, 2025, Mr. Wentworth had a telephonic discussion with Mr. Kaluzny where Mr. Wentworth proposed, with respect to the DAP Right, that the Company’s stockholders would be entitled to 85 percent of the net proceeds from future monetization transactions involving the Company’s existing debt and equity interests in VPMC Group, whether pre-closing of a sale of the Company to Sycamore or within four years following closing, up to a total maximum of $3.3 billion, and that the Company’s stockholders and the post-closing Company would evenly split proceeds above such amount. During the course of this discussion, Mr. Kaluzny noted Sycamore’s expectation that the $11.45 closing cash portion would be subject to a dollar-for-dollar adjustment if the Company settled the Everly/PWN Matter for greater than $450 million. Mr. Wentworth did not agree to such an adjustment, but noted the parties could discuss Mr. Kaluzny’s position at the appropriate time. Also during this discussion, Mr. Wentworth advised Mr. Kaluzny that, subject to agreement on price, he would plan to ask the Board to authorize Mr. Pessina to engage with Sycamore with respect to Mr. Pessina’s participation in the transaction.

Also on February 11, 2025, representatives of Kirkland sent to representatives of Davis Polk a term sheet containing certain proposed key terms of the DAP Right instrument, including, among other things, (i) that the Company’s stockholders would be entitled to 85 percent of the net proceeds from future monetization transactions involving the Company’s existing debt and equity interests in VPMC Group, whether pre-closing of a sale of the Company to Sycamore or within four years following closing, up to a total maximum of $3.3 billion, and that the Company’s stockholders and the post-closing Company would evenly split proceeds above such amount and (ii) the establishment of a three-person committee comprised of one representative of the pre-closing Board, one representative of Sycamore and one representative of Mr. Pessina to control the post-closing monetization process.

On February 12, 2025, Mr. Kaluzny communicated to Mr. Wentworth by telephone a proposal of $11.45 per share in cash at closing, and a DAP Right providing the Company’s stockholders with up to $3.00 per share based on a right to 70% of the net proceeds from future monetization transactions involving the Company’s existing debt and equity interests in VPMC Group (the “February 12 Proposal”) and indicating that the parties could negotiate governance and related matters relating to the DAP Rights in connection with the finalization of definitive documentation. Mr. Kaluzny told Mr. Wentworth the financial terms set forth in the February 12 Proposal represented the highest value Sycamore was willing to pay to acquire the Company.

Also on February 12, 2025, representatives of Davis Polk sent to representatives of Kirkland a revised term sheet containing certain key terms of the DAP Right instrument reflecting the financial terms conveyed in the

February 12 Proposal, as well as certain revisions with respect to the non-financial terms of the DAP Right instrument. Following this exchange, the parties held subsequent discussions regarding the potential terms of the DAP Right and agreed to finalize the terms of the DAP Rights in definitive documentation.

On February 13, 2025, the Board held a special virtual meeting at which members of Company senior management and representatives of Kirkland and Centerview were present. Each of Messrs. Pessina and Lederer recused himself from the meeting. Mr. Wentworth provided the Board with an overview of the latest negotiations that led to Sycamore’s improved February 12 Proposal, noting that he agreed to a “handshake” deal with Mr. Kaluzny to seek to reach definitive agreements on those terms based on the authorization provided at the prior meeting of the Transaction Committee. Mr. Wentworth conveyed to the Board that he believed, based on his discussions with Mr. Kaluzny, that Sycamore did not have capacity or willingness to further improve the cash portion of its offer, and relayed to the Board Mr. Kaluzny’s position that the $11.45 per share portion would be subject to a dollar-for-dollar adjustment if the Company settled the Everly/PWN Matter for greater than $450 million. Mr. Wentworth also reminded the Board of certain events that had occurred during the course of price negotiations with Sycamore, including the announcement of the DOJ Opioid Claim and the Everly/PWN Order, as well as the other due diligence findings Sycamore expressly communicated were value-impacting during the course of its business due diligence. Mr. Wentworth and other members of management also conveyed to the Board the significant work being done by the Company to demonstrate upside opportunities to Sycamore in an effort to offset such negative developments and the due diligence findings of Sycamore to avoid any potential decrease in Sycamore’s February 12 Proposal. Representatives of Centerview presented its preliminary financial and valuation analyses with respect to the Company and the February 12 Proposal, including with reference to financial analysis of VPMC Group. Following discussion, the Board determined to seek to finalize a transaction based on the February 12 Proposal. Also at this meeting, the Board discussed the significant equity funding that would be required in order for Sycamore to consummate an acquisition of the Company and Sycamore’s request to discuss a potential rollover investment from Mr. Pessina. Based on the advice of management and its advisors, the Board concluded that Sycamore would not have the necessary financing to be able to acquire the Company on the terms of the February 12 Proposal unless Mr. Pessina agreed to roll over all or a substantial portion of his shares in the Company (the “Proposed Reinvestment”). Following discussion, in order to allow the Board to continue to explore the feasibility of the Sycamore transaction, which it believed may be in the best interests of the Company and its stockholders, the Board determined that it would be advisable and beneficial for the Company for Mr. Pessina and his representatives to have exploratory discussions with Sycamore and its representatives regarding the potential terms of the Proposed Reinvestment, including the terms that would apply to Mr. Pessina’s involvement with the Company after the closing of the Sycamore transaction (the “Requested Discussions”). The Board also discussed with the representatives of Kirkland the Company’s existing stockholders agreement with Mr. Pessina. Accordingly, the Board adopted resolutions requesting and authorizing Mr. Pessina to engage in the Requested Discussions, subject to Mr. Pessina agreeing to certain conditions that had been previously discussed with his representatives, including that (i) the Company should not provide Mr. Pessina with any information from the Company regarding the potential transaction with Sycamore, the status of any negotiations between the Company and any potential counterparty to a potential strategic transaction or the terms, conditions or value offered by a potential counterparty to a potential strategic transaction; (ii) that Mr. Pessina would not be permitted to disclose or discuss with Sycamore any Company information except information disclosed by the Company to Sycamore in connection with Sycamore’s due diligence review; and (iii) that Mr. Pessina would not enter into any exclusivity, lock-up, dry-up or similar arrangements with Sycamore or any other potential counterparty or financing source that would prevent Mr. Pessina from considering in good faith (if requested by the Board) a rollover investment with other potential transaction counterparties. In addition, the Board requested that Mr. Pessina report on the progress of the Requested Discussions at its or the Transaction Committee’s request, in order to allow the Board or the Transaction Committee to consider further the feasibility of Sycamore’s proposed transaction. In adopting the resolution, the Board acknowledged that Mr. Pessina had not formed any view as to his willingness to roll over his shares of Company Common Stock. Also at this meeting, the Board discussed and approved the Company engaging Morgan Stanley to deliver to the Board a second fairness opinion in connection with the proposed transaction with Sycamore, based on, among other things, Morgan Stanley’s significant experience in both the healthcare and retail sectors and valuation expertise. The Company subsequently engaged Morgan Stanley and, on February 28, 2025, the Company and Morgan Stanley executed an engagement letter.

On February 13, 2025, following the special virtual meeting of the Board, a representative of Kirkland sent to Mr. Pessina’s counsel and to representatives of Debevoise & Plimpton LLP (“Debevoise”), Mr. Pessina’s legal advisor, a copy of the resolution adopted by the Board requesting and authorizing Mr. Pessina to engage in the Requested Discussions. At the same time, Ms. Minnix contacted Mr. Pessina by e-mail to inform him of the Board’s request and to ask Mr. Pessina to confirm that he acknowledged and agreed to the conditions requested by the Board. Later on February 13, 2023, in reply to Ms. Minnix, Mr. Pessina confirmed his acknowledgment and agreement to the conditions.

On February 14, 2025, Mr. Pessina’s counsel e-mailed Mr. Kaluzny informing him that the Board had requested and authorized Mr. Pessina to begin the Requested Discussions and to request the contact details for Sycamore’s legal advisors at Davis Polk. On February 14, 2025, a representative of Sycamore reached out to Ms. Minnix to confirm that the Board had requested and authorized Mr. Pessina to begin the Requested Discussions. Ms. Minnix confirmed the Board had authorized and requested such discussions.

On February 15, 2025, Mr. Kaluzny replied to Mr. Pessina’s counsel providing the contact details for Sycamore’s legal advisors at Davis Polk.

On February 16, 2025, Mr. Pessina’s counsel, representatives of Debevoise and representatives of Davis Polk met by video-conference to prepare for in-person discussions and negotiations in New York scheduled to begin on February 19, 2025. On that call, among other things, representatives of Davis Polk were informed of the conditions that Mr. Pessina had agreed to with the Board in respect of his discussions with Sycamore. Immediately following the call, a representative of Debevoise sent to representatives of Davis Polk a summary data request for information intended to allow Mr. Pessina and his representatives to prepare for in-person discussions.

On February 18, 2025, to further facilitate discussions between Mr. Pessina and Sycamore and Mr. Pessina’s evaluation of whether he was willing to participate in the transaction, Mr. Pessina entered into a confidentiality agreement with Sycamore. The confidentiality agreement expressly acknowledged that Mr. Pessina’s entry into discussions with Sycamore was at the direction of and under the authorization of the Board, subject to certain conditions; that Mr. Pessina had formed no view as to whether to participate in the transaction; and that the Board may request, and Mr. Pessina was expressly permitted to provide, updates to the Board on the progress of the discussions between Mr. Pessina and Sycamore, in order to allow the Board to consider further the feasibility of the transaction.

From February 19, 2025 to February 21, 2025 and again from March 2, 2025 to March 5, 2025, Mr. Pessina and/or his representatives met in person with representatives of Sycamore, including Mr. Kaluzny, in New York for continuous negotiations regarding the terms and conditions on which the SP Investors would agree to participate as an equity investor in the transaction by reinvesting the cash consideration that they would otherwise receive in the Merger pursuant to the Merger Agreement. Mr. Lederer participated in certain of these meetings solely to facilitate discussion between Mr. Kaluzny and Mr. Pessina and their respective representatives relating to post-closing governance and related matters. At such meetings, Mr. Lederer did not otherwise discuss the potential transaction involving the Company with Sycamore, Mr. Pessina or any of their respective representatives. From February 19, 2025 until the execution of the Merger Agreement on March 6, 2025, Mr. Pessina’s counsel, representatives of Debevoise and representatives of Davis Polk finalized the terms of the Reinvestment Agreement and an interim investors agreement (the “Interim Investors Agreement”) to be entered into between affiliates of Sycamore and Mr. Pessina and his holding company. Representatives of Davis Polk and Mr. Pessina’s counsel shared periodic updates with representatives of Kirkland with respect to the status of these negotiations, arrangements and documents, as further detailed below.

In mid-February, 2025, in connection with ordinary course internal planning processes, management updated the December Management Projections to reflect certain material changes to assumptions included in the December Management Projections, including to reflect the Company’s actual results for the first two months of the second quarter of the Company’s fiscal year 2025, latest view of the remainder of the fiscal year and certain other changes at the Company and other changes, including the Dividend Suspension and asset monetization activities (the “February Management Projections”). Also in February 2025, the Company’s senior management also updated certain unaudited prospective financial information for VPMC Group for calendar years 2025 through 2029 based on updated projections provided by the VPMC Group management team, and the Company’s senior management worked with Centerview to prepare extrapolations for fiscal year 2030 (collectively, the “VMD Forecasts”). The VMD Forecasts reflected the same assumptions as included in the February Management Projections with respect to VPMC Group, including, relating to, among other things, the composition of the assets of VPMC Group throughout the forecast period, the completion of sales processes for certain VPMC Group assets in certain geographic markets, and additional market sales or separations of certain markets in calendar year 2025, as well as the retention of certain businesses and markets within VPMC Group and certain operational and administrative initiatives. The February Management Projections and the VMD Forecasts were provided to Centerview and Morgan Stanley and, at the instruction of Company’s senior management, used in connection with their respective analyses and opinions. The February Management Projections and the VMD Forecasts (in each case, other than the Extrapolations) were also provided to Sycamore. The February Management Projections and VMD Forecasts are described in more detail in the section entitled “Special Factors—Certain Unaudited Prospective Financial Information.”

On February 19, 2025, representatives of Davis Polk sent a revised draft Merger Agreement to representatives of Kirkland, which, among other things, (i) accepted the proposed 45-day go-shop period, subject to the Company agreeing to remove the exempted persons construct, (ii) increased the Company termination fee to an amount equal to 3.20% of the Company’s fully diluted equity value (and an amount equal to 1.60% of the Company’s fully diluted equity value if payable due to a termination during the go-shop period), (iii) decreased the reverse termination fee to an amount equal to 5.0% of the Company’s fully diluted equity value and (iv) re-inserted the “naked no vote” expense reimbursement provision requiring the Company to reimburse Sycamore for up to $30 million in expenses in the event the Merger Agreement is terminated because the Company’s stockholders do not approve the transaction.

On February 22, 2025, representatives of Kirkland sent an initial draft of the form of DAP Rights Agreement to representatives of Davis Polk. Following February 22, 2025 until the finalization of the form of the DAP Rights Agreement on March 6, 2025, the parties exchanged various drafts of the DAP Rights Agreement and continued to negotiate terms relating to governance matters and terms relating to the calculation of net proceeds to be received by the Company’s stockholders, as well certain matters related to the funding of VPMC Group.

On February 23, 2025, representatives of Kirkland sent a revised draft Merger Agreement to representatives of Davis Polk, which, among other things, (i) reinserted the ability of the Company to engage with “exempted persons” for a 20-day period following the end of the go-shop period, (ii) decreased the Company termination fee to an amount equal to 3.0% of the Company’s fully diluted equity value (and an amount equal to 1.50% of the Company’s fully diluted equity value if payable due to a termination during the go-shop period or in connection with entry into an agreement with an exempted person), (iii) increased the reverse termination fee to an amount equal to 6.50% of the Company’s fully diluted equity value, (iv) removed the “naked no vote” expense reimbursement provision requiring the Company to reimburse Sycamore for up to $30 million in expenses in the event the Company’s stockholders do not approve the transaction, (v) included certain revisions relating to the Company’s required efforts with respect to the reorganization transactions contemplated by the Merger Agreement and other actions to be taken in connection with Sycamore’s financing process and (vi) provided that the affirmative vote of a majority of votes cast by the unaffiliated stockholders be a condition to closing.

From February 24, 2025 until the execution of the Merger Agreement and the various financing commitment letters, Sycamore continued to negotiate with its financing sources the terms of such financing commitment letters (both debt and preferred equity), keeping representatives of Centerview and Kirkland apprised of the status of its financing arrangements and providing the Company and its advisors with drafts of its financing commitment letters and related documentation.

On February 24, 2025, representatives of Kirkland shared with representatives of Mr. Pessina and representatives of Davis Polk a customary draft of the Voting Agreement. The Voting Agreement provided that, among other things, the SP Investors would vote all shares of the Company’s Common Stock owned by them in favor of the approval and adoption of the Merger Agreement and would, if requested to do so by action of the Board, explore in good faith the possibility of working with any third party regarding an acquisition proposal, subject to the limitations in the Merger Agreement. Following February 24, 2025 and prior to entering into the Voting Agreement on March 6, 2025, the parties exchanged drafts of the Voting Agreement.

On February 25, 2025, representatives of Davis Polk sent a revised draft Merger Agreement to representatives of Kirkland, which, among other things, (i) removed the “exempted persons” construct, (ii) increased the Company termination fee to an amount equal to 3.1% of the Company’s fully diluted equity value (and an amount equal to 1.55% of the Company’s fully diluted equity value if payable due to a termination during the go-shop period), (iii) included a placeholder for the reverse termination fee, noting the fee was subject to discussion in connection with finalizing terms regarding structure and financing, (iv) reinserted the “naked no vote” expense reimbursement provision requiring the Company to reimburse Sycamore for up to $30 million in expenses in the event the Company’s stockholders do not approve the transaction, (v) included certain revisions relating to the Company’s required efforts with respect to the reorganization transactions contemplated by the Merger Agreement and other actions to be taken in connection with Sycamore’s financing process and (vi) revised the closing condition regarding the approval of the unaffiliated stockholders to require the affirmative vote of a majority of shares outstanding held by the unaffiliated stockholders. Representatives of Davis Polk also sent a draft Equity Commitment Letter and Limited Guaranty to representatives of Kirkland. Following February 25, 2025, and prior to entering into these agreements on March 6, 2025, the parties exchanged drafts of the Equity Commitment Letter and the Limited Guaranty.

On February 25, 2025, the Company announced it entered into a settlement agreement with Everly pursuant to which the Company agreed to pay Everly/PWN $595 million to resolve all existing claims by Everly against the Company in connection with the Everly/PWN Matter.

On February 26, 2025, the Transaction Committee held a virtual meeting at which members of Company senior management and representatives of Kirkland and Centerview were present. The representatives of Centerview provided an update on the status of Sycamore’s financing arrangements, including by noting that while Sycamore previously expected to provide a single “whole company” set of debt and preferred equity commitment letters, due to financing source requests and structuring requirements, Sycamore would need to provide business segment-specific debt and preferred equity commitment letters, conveying that each of these business segments would be separately financed, with financing syndication efforts being coordinated but otherwise independent of each other, and providing an overview of each of the anticipated financing packages. Representatives of Kirkland provided an overview of the key terms of the Merger Agreement and the DAP Rights Agreement, including to explain the material open items being negotiated with Davis Polk and Sycamore, as well as certain legal issues raised by Sycamore’s expected business segment financing package relating to closing conditionality and the obligations of the Company to take certain pre-closing reorganization actions to help facilitate this financing structure.

On February 27, 2025, with the agreement of representatives of Davis Polk, and in response to a request by the Board for an update on progress to be given to the Board at its meeting scheduled for February 28, 2025, Mr. Pessina’s counsel shared with representatives of Kirkland the latest draft of the Reinvestment Agreement and a summary of progress in the still pending negotiations with respect to the Interim Investors Agreement. Mr. Pessina’s counsel also reported (which was subsequently reported to the Board on February 28, 2025) that Mr. Pessina believed that reaching an agreement with Sycamore with respect to the terms on which he and his holding company could agree to reinvest the proposed cash consideration that such shareholders would otherwise receive pursuant to the Merger Agreement remained possible, but certain material terms remained to be agreed and discussions were ongoing.

On February 28, 2025, representatives of Kirkland sent a revised draft Merger Agreement to representatives of Davis Polk, which, among other things, (i) reinserted the ability of the Company to engage with “exempted persons” for an additional 30-day period following the end of the go-shop period, (ii) accepted the amount of the Company termination fee (including the fee payable in connection with the go-shop or with “exempted persons”) proposed in Davis Polk’s prior draft Merger Agreement, (iii) re-inserted the previously proposed amount of the parent termination fee (6.50% of the Company’s fully diluted equity value), (iv) removed the “naked no vote” expense reimbursement provision requiring the Company to reimburse Sycamore for up to $30 million in expenses in the event the Company’s stockholders do not approve the transaction, (v) included certain revisions relating to the Company’s required efforts with respect to restructuring transactions and other actions to be taken in connection with Sycamore’s financing process and (vi) revised the closing condition regarding the approval of the unaffiliated stockholders to require the affirmative vote of a majority of votes cast by unaffiliated stockholders.

On February 28, 2025, Centerview provided an updated relationship disclosure memorandum to the Company, which was provided to the Board. The Board concluded that none of the relationships disclosed would affect Centerview’s ability to serve as the Company’s financial advisor.

Also on February 28, 2025, Morgan Stanley provided a relationship disclosure memorandum to the Company, which was provided to the Board. The Board concluded that none of the relationships disclosed would affect Morgan Stanley’s ability to serve as the Company’s financial advisor.

On February 28, 2025, the Board held a special virtual meeting at which members of Company senior management and representatives of Kirkland, Centerview and Morgan Stanley were present. Each of Messrs. Pessina and Lederer recused himself from the meeting. With the input of representatives of Kirkland, Centerview and Morgan Stanley, the Board discussed the February 12 Proposal, as well as the status of Sycamore’s finalization of its financing arrangements and financing sources and uses. With input from representatives of Centerview, the Board reviewed the February Management Projections, as well as the VMD Forecasts. Mr. Wentworth and representatives of Centerview conveyed to the Board that the parties were very likely to be in a position to announce a transaction during the week of March 3, 2025. Representatives of Kirkland reviewed with the Board the directors’ fiduciary duties as previously discussed, relevant considerations in connection with the Board’s decision making process and reviewed the latest terms of the draft Merger Agreement, including the conditions to closing, each party’s termination rights, the ability of the Board to solicit alternative acquisition proposals during the go-shop period, the Company termination fee, the current status of negotiation of the reverse termination fee and the provisions of the draft Merger Agreement relating to the treatment of equity awards. Representatives of Kirkland also reviewed the key terms of the DAP Rights Agreement and Mr. Pessina’s Proposed Reinvestment with Sycamore and an overview of Sycamore’s financing arrangements and the pre-closing reorganization transactions contemplated to occur in connection with such financing.

Given the parties’ planned timing for potentially announcing a transaction, representatives of Sycamore and the Company agreed to meet, together with representatives of Davis Polk and Kirkland, in person at Kirkland’s New York City offices to discuss remaining transaction issues.

On March 1, 2025, representatives from the Company, Sycamore, Kirkland and Davis Polk met in person to discuss the transaction, including key issues under the Merger Agreement, DAP Rights Agreement and other transaction documents, as well as executive compensation and employee benefits matters and matters related to Sycamore’s proposed financing structure, including Sycamore’s expected sources and uses.

On March 2, 2025, representatives of Centerview met telephonically with representatives of Sycamore. The representatives of Centerview conveyed the Board’s concerns with respect to the time it was taking to finalize transaction documentation, including Sycamore’s financing arrangements. On this call, the representatives of Sycamore conveyed that in light of the significant progress made on March 1, 2025, Sycamore believed a signing as early as mid-week was possible.

Between March 2, 2025 and the execution of the Merger Agreement and other transaction documents on March 6, 2025, the parties and their respective advisors held numerous discussions to discuss transaction issues, including with respect to finalizing open items relating to the terms of the go-shop, termination fees to be payable by each party under specified circumstances and the required efforts of the Company in connection with certain pre-closing reorganization matters. Sycamore and its representatives also finalized the financing-related documentation.

On March 3, 2025, The Wall Street Journal reported that the Company was close to announcing a transaction with Sycamore, with a deal potentially being announced as soon as March 6, 2025.

On March 5, 2025, Mr. Wentworth and Mr. Kaluzny had a discussion with respect to finalizing the transaction. Mr. Kaluzny discussed a potential adjustment to the cash portion of the Sycamore offer in light of the fact that the Company settled the Everly/PWN Matter for approximately $145 million more than the $450 million previously discussed by Mr. Kaluzny (and that Mr. Kaluzny had previously communicated may require Sycamore to decrease the cash portion of its offer). Mr. Wentworth communicated that the Board would not accept any decrease to the closing cash portion of the offer. After additional discussion, Mr. Kaluzny agreed to maintain the closing cash portion of the offer at $11.45 per share. In addition, on March 5, 2025, Mr. Pessina and Sycamore reached an agreement on the material terms of the Proposed Reinvestment by Mr. Pessina, including the form of the Interim Investors Agreement, subject to the Company and Sycamore reaching final agreement on the terms of the Merger Agreement.

On March 6, 2025, the Board held a special virtual meeting at which members of Company senior management and representatives of Kirkland, Centerview and Morgan Stanley were present. Each of Messrs. Pessina and Lederer recused himself from the meeting. Members of Company management again reviewed with the Board the updates reflected in the February Management Projections and VMD Forecasts, which had been provided to the Board at prior meetings, and the Board ratified the use of the February Management Projections and VMD Forecasts by Centerview and Morgan Stanley in connection with their respective analyses and opinions. Representatives of Kirkland further discussed updates to the draft Merger Agreement, DAP Rights Agreement and other transaction documentation since the February 28, 2025 Board meeting. Representatives of Centerview then presented Centerview’s financial analysis regarding the Company and the potential transaction with Sycamore and rendered its opinion to the Board to the effect that, as of March 6, 2025, and subject to certain assumptions and parameters set forth in Centerview’s written fairness opinion, the consideration to be paid to the holders of the outstanding shares of common stock (other than the holders of Excluded and Dissenting Shares or the SP Investors) of the Company was fair, from a financial point of view, to such holders. Representatives of Morgan Stanley then presented Morgan Stanley’s financial analysis regarding the Company and the potential transaction with Sycamore and rendered its opinion to the Board to the effect that, as of March 6, 2025, and subject to certain assumptions and parameters set forth in Morgan Stanley’s written fairness opinion, the consideration to be paid to the holders of shares of the Company Common Stock (other than holders of Excluded Shares and Dissenting Shares or the SP Investors) pursuant to the Merger Agreement and the DAP Rights Agreement was fair, from a financial point of view, to such holders of shares of the Company Common Stock. The fairness opinions of Centerview and Morgan Stanley delivered in connection with the Merger are each described in more detail in the sections of this proxy statement entitled “Special Factors—Opinions of the Financial Advisors to the Board.” The representatives of Kirkland reviewed the terms of the Merger Agreement, the form of DAP Rights Agreement, the Reinvestment Agreement and the other transaction documents.

After considering the proposed terms of the Merger Agreement and the DAP Rights Agreement and taking into consideration a variety of factors, including those described in the section of this proxy statement entitled “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board,” the

Board (other than Messrs. Pessina and Lederer) unanimously (i) determined that it is fair to, and in the best interests of the Company and the Company’s stockholders (including the unaffiliated stockholders), and declared it advisable, to enter into the Merger Agreement, DAP Rights Agreement and the other related agreements (including the Voting Agreement) in each case upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement, DAP Rights Agreement and the other related agreements (including the Voting Agreement) by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the merger upon the terms and subject to the conditions set forth therein; (iii) resolved to recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL; and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by the Company’s stockholders at a meeting thereof.

Following the meeting of the Board and after the close of trading on March 6, 2025, the Company and the applicable affiliates of Sycamore executed and delivered the Merger Agreement (including the final form of the DAP Rights Agreement attached as an exhibit thereto), the Company, the applicable affiliates of Sycamore and SP Investors executed and delivered, as applicable to each party, the Voting Agreement, the Equity Commitment Letter, the Limited Guaranty, the Reinvestment Agreement and the Interim Investors Agreement and Sycamore delivered to the Company executed debt and preferred equity commitment letters from its applicable financing sources.

Later on March 6, 2025, the Company and Sycamore issued a joint press release announcing the parties’ entry into the Merger Agreement.

Go-Shop

Also on March 6, 2025, following the announcement of the entry of the Company and Sycamore into the Merger Agreement, at the direction of the Board, representatives of Centerview began to contact representatives of 35 potential counterparties as part of the go-shop period contemplated by the Merger Agreement, consisting of 24 financial sponsors and 11 strategic counterparties. Among the contacted parties, four parties expressed interest in executing a confidentiality agreement with the Company to evaluate a potential transaction involving the Company: a large strategic counterparty in the healthcare industry (“Go Shop Party A”) and three financial sponsors (each such sponsor, “Go Shop Party B”, “Go Shop Party C” and “Go Shop Party D”, respectively).

On March 10, 2025, prior to the opening of U.S. equity markets, the Company filed a Current Report on Form 8-K including a description of certain material terms of the Merger Agreement and the other transactions contemplated thereby and attaching the Merger Agreement as an exhibit thereto.

On March 11, 2025, Go Shop Party A executed a confidentiality agreement with the Company, which did not contain a standstill provision. Go Shop Party A was provided with access to a virtual data room created for prospective go-shop bidders on March 12, 2025, which included, among other things, material business and financial information that had been made available to representatives of Sycamore.

On March 11, 2025, representatives of Centerview sent representatives of Go Shop Party A a draft “clean team” agreement (“Clean Team Agreement”), to be used in the event commercially sensitive materials were to be shared by the Company with Go Shop Party A in the course of its due diligence review of the Company.

On March 13, 2025, representatives of Go Shop Party A’s outside legal counsel sent representatives of Kirkland a revised draft of the Clean Team Agreement. Representatives of Go Shop Party A’s outside legal counsel and representatives of Kirkland exchanged drafts of and engaged in discussions regarding, the Clean Team Agreement until the execution of the Clean Team Agreement by Go Shop Party A and the Company on March 17, 2025.

On March 14, 2025, Go Shop Party B executed a confidentiality agreement with the Company, which did not contain a standstill provision. On the same day, Go Shop Party B was provided with access to the virtual data room created for prospective go-shop bidders.

On March 17, 2025, Go Shop Party C communicated that it was no longer interested in pursuing the opportunity to evaluate a potential transaction involving the Company. Go Shop Party C did not execute a confidentiality agreement with the Company. On March 17, 2025, representatives of Go Shop Party A’s financial advisor submitted a due diligence request list to representatives of Centerview.

On March 18, 2025, Go Shop Party D executed a confidentiality agreement with the Company, which did not contain a standstill provision. On the same day, Go Shop Party D was provided with access to the virtual data room created for prospective go-shop bidders.

On March 19, 2025, representatives of Centerview held a videoconference with representatives of the financial advisor of Go Shop Party A to discuss the expected go-shop process and the due diligence requests from Go Shop Party A. Following this meeting, representatives of Centerview continued to populate the virtual data room accessible to Go Shop Party A to provide further business, financial and certain other due diligence information that had previously been made available to Sycamore.

On March 20, 2025, representatives of Centerview sent representatives of Go Shop Party A a process letter requesting that a non-binding indication of interest be submitted as soon as possible and noting that the indication of interest must meet certain criteria, as set forth in the Merger Agreement.

On April 1, 2025, representatives of Go Shop Party A and certain of its advisors participated in a due diligence session with representatives of the Company.

On April 4, 2025, representatives of each of Go Shop Party B and Go Shop Party D communicated to representatives of Centerview that each of Go Shop Party B and Go Shop Party D was no longer interested in pursuing the opportunity to evaluate a potential transaction involving the Company. Neither Go Shop Party B nor Go Shop Party D submitted any proposal with respect to a transaction involving the Company.

On April 4, 2025, representatives of Centerview held a teleconference with representatives of Go Shop Party A to discuss Go Shop Party A’s ongoing due diligence evaluation and expectations with respect to submitting a proposal. The representatives of Go Shop Party A communicated they were still reviewing evaluation materials and did not commit to submitting a proposal on any particular timeline or at all.

On April 9, 2025, Mr. Wentworth had a telephone call with the chief executive officer of Go Shop Party A, where the chief executive officer of Go Shop Party A communicated to Mr. Wentworth that Go Shop Party A was no longer pursuing the opportunity to submit an acquisition proposal with respect to a potential transaction involving the Company.

To date, no party has made an Acquisition Proposal following the execution of the Merger Agreement. The go shop period expired on April 10, 2025 at 11:59 p.m.

Purposes and Reasons of the Company for the Merger; Recommendation of the Board

The Board (which, for purposes of this section of this proxy statement entitled “Purposes and Reasons of the Company for the Merger; Recommendation of the Board” means the Board, without the participation of the Recused Directors, who recused themselves due to, in the case of Stefano Pessina, the Reinvestment by the SP Investors, and, in the case of John Lederer, his relationship with Sycamore), unanimously (1) determined that it is fair to, and in the best interests of the Company and the Company’s stockholders (including the unaffiliated stockholders), and declared it advisable, to enter into the Merger Agreement and certain other transaction documents, in each case upon the terms and subject to the conditions set forth therein, (2) approved the execution and delivery of the Merger Agreement and certain other transaction documents by the Company, the performance by the Company of is covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, (3) resolved to recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL; and (4) directed that the adoption of the Merger Agreement be submitted for consideration by the Company’s stockholders at a meeting thereof. Such approval by the Board constituted approval by a majority of the directors of the Company who are not employees of the Company.

In addition, the Board, on behalf of the Company, believes, based on the factors described below, that the Merger is fair to the unaffiliated stockholders.

The Board recommends that you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Adjournment Proposal and (iii) “FOR” the Merger-Related Compensation Proposal.

In evaluating the Merger, the Board consulted with the Company’s legal and financial advisors and the Company’s senior management, and the Board considered a number of factors, including the following factors that it believed weighed in favor of the Merger (which factors are not necessarily listed in order of importance):

•

Value of Merger Consideration. The Board concluded that the Per Share Consideration to be received by the Company’s stockholders in the Merger represented an attractive valuation for the Company and an opportunity for the Company’s stockholders to receive a premium over the market price of shares of Company Common Stock, after considering the current and historical market prices of the Company Common Stock, volatility and trading information with respect to Company Common Stock and other factors, including:

•

the fact that the trading price of the Company Common Stock had declined approximately 85% over the course of the five-year period ending on December 9, 2024, the last trading day before initial media reports regarding a potential sale of the Company;

•

the market performance of the Company Common Stock relative to peer companies and general market indices, and the Board’s concern that the Company Common Stock would continue to trade at a discount compared to peer companies;

•

the fact that the Per Share Cash Consideration represents a 29% premium, and the total Per Share Consideration represents a premium of up to 63%, for the unaffected price of the Company Common Stock as of December 9, 2024, the last trading day before initial media reports regarding a potential sale of the Company, and the Per Share Cash Consideration represents approximately a 28% and 22% premium for the unaffected 30- and 90- day volume-weighted average prices of the Company Common Stock as of December 9, 2024 and the Per Share Consideration represents up to approximately a 62% and 54% premium for the unaffected 30- and 90-day volume-weighted average prices of the Company Common Stock as of December 9, 2024;

•

the fact that a significant majority (being at least 79%) of the Per Share Consideration will be paid in cash, which will allow the Company’s stockholders the opportunity to realize near-term value certainty and liquidity, in cash, upon the Merger Closing, while also giving the Company’s stockholders the opportunity to participate in potential future value growth of the Divested Assets through receipt of the DAP Right;

•

the uncertainty of the future stock price of the Company Common Stock if the Company remained a public company, including given the recent historical trends of the Company Common Stock price, and the attendant risk that if the Company remained a public company, the Company Common Stock might not trade at levels equal to or greater than the Per Share Cash Consideration or the Per Share Consideration in the near term, over an extended period of time or at all;

•

the Board’s firm belief that, after extensive negotiations between the parties, and with the assistance of the Company’s legal and financial advisors, the Per Share Cash Consideration was the highest amount in cash consideration payable at the Merger Closing that Sycamore was willing to pay, that the Per Share Consideration was the highest amount of aggregate consideration that Sycamore was willing to pay (as described in more detail under the section of this proxy statement entitled “Special Factors—Background of the Merger”) and that the terms of the Merger Agreement and the DAP Rights Agreement include the most favorable terms to the Company and the Company’s stockholders (including the unaffiliated stockholders), in the aggregate, to which Sycamore was willing to agree;

•

the unlikelihood of an executable alternative transaction available to the Company at a higher value than the transaction with Sycamore, including in light of the premium represented by Sycamore’s proposal and the fact that the Company had not received an indication of interest to acquire the Company from any third party other than Sycamore, considering (i) that the Company had conducted sales or other similar processes with respect to certain assets in its Boots U.K.-based retail pharmacy business, Shields specialty pharmacy business and Village Business during this time period, and there were numerous published media and market rumors regarding these sales or similar processes and general speculation about the future plans of the Company during this time, (ii) there were numerous published media and market rumors beginning on December 10, 2024 that the Company was negotiating a take-private transaction with Sycamore, including several reports in the weeks prior to the execution of the Merger Agreement that the Company and Sycamore were nearing the finalization of the terms of a take-private transaction and (iii) following the execution of the Merger Agreement on March 6, 2025, in connection with the 35-day go-shop period provided for by the terms of the Merger Agreement, during which representatives of the Company and Centerview were able to actively solicit and encourage competing alternative acquisition proposals, and despite representatives of Centerview contacting 35 parties, including 24 financial sponsors and 11 strategic counterparties, to assess potential interest in a transaction involving the Company, only three parties executed a confidentiality agreement with the Company and no party submitted an Acquisition Proposal;

•

the Board’s assessment of the Company’s business, operations, strategic and competitive positioning, historical and projected financial performance, long-range plans and the risk in achieving its prospects, plans and strategic initiatives, including the risks associated with potential reductions in third-party reimbursement levels from private or governmental agency plans and uncertainty surrounding forecasted economic conditions both in the near term and long term, generally and within the industries the Company operates;

•

the execution risks associated with continued independence, including the Risk Factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2024, and its Quarterly Report on Form 10-Q for the three months ended February 28, 2025 and subsequent reports filed with the SEC;

•

the terms of the DAP Rights, including the fact that the Shareholder Representative will have certain consent and other rights with respect to the Sale Committee and representation on the Sale Committee, which will be responsible for conducting and consummating the sale of the Village Business and will have certain consent rights relating to the control of the Village Business, and the fact that the SP Investors will hold approximately 17% of the outstanding DAP Rights following the Merger Closing and also have representation on the Sale Committee, thereby aligning the SP Investors’ interests with that of the unaffiliated stockholders with respect to the Divested Assets;

•

the oral opinion of Centerview rendered to the Board on March 6, 2025, which was subsequently confirmed as of such date by delivery of a written opinion dated March 6, 2025, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Consideration to be paid to the unaffiliated stockholders pursuant to the Merger Agreement and DAP Rights Agreement was fair, from a financial point of view, to such unaffiliated stockholders, as more fully described below in the section of this proxy statement entitled “Special Factors—Opinions of the Financial Advisors to the Board.” In considering Centerview’s opinion, the Board was aware that Centerview’s opinion was based on the totality of factors and analyses considered by Centerview and on Centerview’s professional judgment and experience, and that the result or implication of any one particular analysis or factor considered by Centerview was not dispositive; and

•

the oral opinion of Morgan Stanley rendered to the Board on March 6, 2025, which was subsequently confirmed as of such date by delivery of a written opinion dated March 6, 2025 and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Morgan Stanley in preparing its opinion, the Per Share Consideration to be received by the unaffiliated stockholders pursuant to the Merger Agreement is fair from a financial point of view to such unaffiliated stockholders, as more fully described below in the section of this proxy statement entitled “Special Factors—Opinions of the Financial Advisors to the Board.” In considering Morgan Stanley’s opinion, the Board was aware that Morgan Stanley’s opinion was based on the totality of factors and analyses considered by Morgan Stanley and on Morgan Stanley’s professional judgment and experience, and that the result or implication of any one particular analysis or factor considered by Morgan Stanley was not dispositive.

•

Management Forecasts. The fact that the Board considered certain forecasts for the Company on a standalone basis prepared by the Company’s senior management, which reflected various assumptions of the Company’s senior management, which were updated during negotiations with Sycamore, including as part of the Company’s ordinary course business practices, to include refined assumptions and certain actual results of the Company. For further discussion, see the section of this proxy statement entitled “Special Factors—Certain Unaudited Prospective Financial Information.”

•

Potentially Limited Period of Opportunity. The timing of the Merger and the risk that if the Company does not accept Sycamore’s proposed transaction now (as provided for in the Merger Agreement), including the attractive valuation represented by the Per Share Consideration, it may not have an opportunity to do so on comparable terms or another comparable opportunity.

•

High Likelihood of Completion. The belief of the Board that the likelihood of completing the Merger is high, particularly in light of the terms of the Merger Agreement, including (i) that the conditions to the Merger are limited, (ii) the exceptions contained within the “material adverse effect” definition which generally defines the standard for closing risk, (iii) the likelihood of obtaining the required approvals under the HSR Act, certain foreign antitrust, foreign direct investment and U.S. healthcare laws, along with each party’s commitment to pursue such required approvals and (iv) the fact that the SP Investors (which collectively hold approximately 17% of the shares of the Company Common Stock) have duly executed and entered into the Voting Agreement, pursuant to which they have agreed to, among other things, vote in favor of the approval of the Merger Agreement and to use their reasonable best efforts to take certain actions in connection with regulatory approvals required to be obtained to consummate the Merger and the other Transactions, subject to the terms and conditions set forth therein.

•

Opportunity to Solicit and Receive Acquisition Proposals and to Terminate the Sycamore Transaction in Order to Accept a Superior Proposal. The fact that the terms of the Merger Agreement and other transaction documents contain favorable terms with respect to the Company’s ability to solicit and receive Acquisition Proposals, including:

•

the Company’s ability, for 35-days following the date of the Merger Agreement (which period expired on April 10, 2025), to solicit, initiate, knowingly facilitate or knowingly encourage any inquiries or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•	the Company’s ability after the expiration of the go-shop period and through April 30, 2025, to continue engaging in certain activities with third parties from whom the Company received bona fide written Acquisition Proposals after the date of the Merger Agreement and prior to April 10, 2025, that the Board determined in good faith, after consultation with its financial advisors and outside counsel, would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement);

•

the ability of the Board, subject to customary requirements included in the Merger Agreement, to effect a Company Board Recommendation Change (as defined in the section entitled “The Merger Agreement—Restrictions on Changes of Recommendation to Company Stockholders”) or of the Company to terminate the Merger Agreement to enter into a Superior Proposal, in each case, subject to payment by the Company to Parent of a Company Termination Fee of $316,000,000, which would have been $158,000,000 during the go-shop period or for 20 days thereafter with respect to any qualifying excluded parties if they had made an Acquisition Proposal during the go-shop period (as more fully described under “The Merger Agreement—Termination—Termination Fees”); and

•

the obligation of the SP Investors pursuant to the Voting Agreement, if requested by the Board, to explore in good faith the possibility of working with any person or group of persons regarding an Acquisition Proposal, including among other things, taking part in meetings and negotiations with respect to such Acquisition Proposal, although the decision of whether to enter into any agreements or transaction with the person or group of persons submitting an Acquisition Proposal is within the SP Investors’ discretion.

•

No Financing Condition. The fact that the Merger and the other Transactions contemplated by the Merger Agreement are not subject to a financing condition, and that if Parent, Merger Sub or the other Parent Entities do not consummate the Merger in breach of the Merger Agreement, the Company would be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, subject to the terms set forth in the Merger Agreement.

•

Financing Commitments; Reinvestment. The fact that (i) Parent has represented in the Merger Agreement that the amounts funded pursuant to the Financing Letters (together with the Reinvestment) will be sufficient to make all payments at the Merger Closing contemplated by the Merger Agreement and pay all associated fees, costs and expenses in connection with the Merger and the other Transactions, and the fact that the Company has the right, under circumstances specified in the Merger Agreement and the Equity Commitment Letters, to specifically enforce the applicable Parent Entity’s obligation to cause the Equity Financing to be funded in accordance with the terms and conditions of the applicable Equity Commitment Letter, and (ii) the SP Investors have agreed under the Reinvestment Agreement, subject to the terms thereof, to reinvest the aggregate cash proceeds received by the SP Investors at the Merger Closing and invest an additional cash amount, in each case, to purchase, in the aggregate, immediately following the Merger Closing, a number of common equity interests in each Topco, with such number of common equity interests of each Topco being determined in accordance with the Reinvestment Agreement, and the fact that the Company has the right to enforce the SP Investors’ obligations to cause such actions to occur in accordance with the terms of the Reinvestment Agreement.

•

Reverse Termination Fee. The requirement that, in certain events of a failure of the Merger to be consummated relating to Parent’s failure to consummate the Initial Closing when required to do so or a material breach by Parent resulting in the failure of a closing condition, the Parent Entities will pay the Company the Reverse Termination Fee in the amount of $560,000,000, which is guaranteed by certain affiliated investment funds of Parent, subject to the terms set forth in the Merger Agreement.

•

Arm’s-Length Negotiations with Sycamore. The fact that the consideration and negotiation of the Merger Agreement and the DAP Rights Agreement was conducted through robust arm’s-length negotiations with Sycamore.

•

Advisors. The fact that the Company’s legal and financial advisors were involved throughout the negotiations and updated and advised the Board and the Transaction Committee regularly which provided the Board and the Transaction Committee with additional perspectives on the negotiations in addition to those of the Company’s senior management.

•

Appraisal Rights. The fact that the Company’s stockholders who do not vote to approve the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and demand payment of the “fair value” of their shares of Company Common Stock, as and to the extent provided by Section 262 (as more fully described under “Special Factors—Appraisal Rights”).

•

No Management Agreements. The fact that, as of the execution of the Merger Agreement, members of senior management were not party to any binding agreements with the Parent Entities regarding their post-closing employment with or equity participation in the Surviving Corporation or its affiliates.

•

Sufficient Operating Flexibility. That the terms of the Merger Agreement provide the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement (as more fully described under “The Merger Agreement—Covenants Relating to the Conduct of the Company’s Business”).

•

Sufficient Time to Complete the Merger. The end date of March 6, 2026 (subject to extension until June 6, 2026 under certain circumstances) is expected to allow for sufficient time to complete the Merger.

In the course of its deliberations, the Board also considered a variety of uncertainties, risks and potentially negative factors, including:

•

No Participation in Potential Future Gains. That, following the completion of the Merger, and except with respect to the transactions contemplated by the DAP Rights Agreement (and subject to the limitations set forth therein), the unaffiliated stockholders will not participate in potential further growth in the Company’s assets, future earnings growth or future appreciation in value of the shares of the Company Common Stock.

•

Effect of Failure to Complete the Merger. The risk that, while the Company expects that the Merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the Merger will be satisfied or that the Merger will be completed in a timely manner or at all, and if the Merger is not consummated, the consequences thereof, including (1) the potential loss of value to the Company’s stockholders, (2) the potential negative impact on the operations and prospects of the Company or any of its subsidiaries, including the risk of loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships (including with governmental entities), and any possible effect on the Company’s ability to attract and retain key employees, including that certain key members of senior management might choose not to remain employed with the Company prior to completion of the Merger, (3) the trading price of shares of Company Common Stock would likely be adversely affected and (4) that the market’s perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated.

•

Financing. The risk that the financing contemplated by the Financing Letters will not be obtained, or the Reinvestment by the SP Investors contemplated by the Reinvestment Agreement will not occur, resulting in Parent, Merger Sub and the other Parent Entities not having sufficient funds to complete the Merger and the other Transactions.

•

Potential Negative Impact on the Company. The possible negative effects of the pendency or consummation of the Merger and the other Transactions, including the potential for suits, actions or proceedings in respect of the Merger Agreement, the Merger and the other Transactions, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that employees might choose not to remain employed with the Company prior to the completion of the Merger.

•

Prohibition Against Solicitations; Termination Fee. The fact that the Merger Agreement precludes the Company from soliciting competing acquisition proposals following the end of the go-shop period and the possibility that under certain limited circumstances, such as upon the Company’s termination of the Merger Agreement to enter into a Superior Proposal, the Company may be required to pay Parent a Company Termination Fee of up to $316,000,000 (as more fully described under “The Merger Agreement—Company Termination Fee”), which could discourage the making of a competing acquisition proposal or adversely impact the price offered in such a proposal.

•

Business Operation Restrictions. The restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger, which may prevent the Company from pursuing otherwise attractive business opportunities and taking other actions with respect to its business that it may consider advantageous.

•

Closing Conditions. The fact that completion of the Merger requires clearance under the HSR Act and other required approvals under certain foreign antitrust, foreign direct investment and healthcare laws, as well as the satisfaction of other closing conditions that are not within the Company’s control.

•

Distraction; Transaction Expenses. That the Company’s directors, officers and employees have expended and will expend extensive time and effort attempting to complete the Merger and the other transactions contemplated by the Merger Agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions, and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated.

•

Taxable Consideration. That the receipt of the Per Share Consideration in exchange for shares of Company Common Stock in the Merger will be a taxable transaction for U.S. federal income tax purposes for certain stockholders of the Company.

•

Litigation Risk. The inherent risk of litigation in relation to the sale of the Company, including potential stockholder litigation in connection with the execution of the Merger Agreement and the consummation of the Merger.

•

Interests of the Board and Management. The terms of the SP Investors’ participation in the Merger and the interests the Company’s executive officers and non-employee directors may have in the Merger, which may be different from, or in addition to, those of the Company’s other stockholders, as described in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger.”

•

DAP Rights. That the DAP Rights may yield little or no value to the DAP Right Holders and the illiquidity of the DAP Rights, which are subject to restrictions on transfer and are not registered under any federal or state securities laws.

The Board also considered the following additional factors relating to the procedural safeguards that the Board believes were and are present with respect to the fairness of the Merger, which the Board believes support its decision and provide assurance as to the procedural fairness of the Merger to the unaffiliated stockholders. In light of such procedural safeguards, the Board did not consider it necessary to retain an unaffiliated representative to act solely on behalf of the unaffiliated stockholders for the purposes of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger:

•	Board Procedures; Recusal of Recused Directors. That the Company’s senior management and Board established several procedures with respect to Stefano Pessina and John Lederer, including,

among other things, that (i) the Board did not authorize Sycamore to begin discussing the potential participation by the SP Investors in the Merger with the SP Investors until after price negotiations were substantially finalized between the Company and Sycamore and (ii) after February 1, 2025, the Recused Directors were excluded from all deliberations with respect to the negotiation, evaluation and approval of the Merger and the Merger Agreement, in each case as described in more detail in the section of this proxy statement entitled “Special Factors—Background of the Merger.”

•

No Special Arrangements. That the members of the Board who are not the Recused Directors are not representatives of Stefano Pessina, John Lederer, Parent or any of their respective affiliates, and will not personally benefit from the consummation of the Transactions in a manner different from the unaffiliated stockholders, except for indemnification and continuing directors and officers liability insurance coverage, the vesting of certain Company Equity Awards upon a qualifying termination of employment following completion of the Merger and potentially the receipt of a quarterly retainers for service as a Shareholder Representative or a member of the Sale Committee as contemplated under, and subject to the terms of, the DAP Rights Agreement.

•

Approval by Stockholders. That the approval of the Merger Agreement Proposal is conditioned on both the affirmative vote of (a) the majority of outstanding shares and (b) the majority of the votes cast by the unaffiliated stockholders (as more fully described under “The Special Meeting—Vote Required”).

•

Full Knowledge of Interests. That the Board made its evaluations of the Merger Agreement and the Merger based upon the factors discussed in this proxy statement and with the full knowledge of the interests of Stefano Pessina, John Lederer, Sycamore and their respective affiliates in the Merger.

After taking into account all of the factors set forth above, as well as others, the Board concluded that the potential benefits of the Merger outweighed any negative or unfavorable considerations and determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of the Company’s stockholders, including the unaffiliated stockholders.

This discussion of the information and factors considered by the Board includes the material positive and negative factors considered by the Board, but it is not intended to be exhaustive and may not include all the factors considered by the Board. The Board did not quantify or assign any specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and the Transactions. Rather, the Board viewed its position and recommendation as being based on the totality of the information presented to, and factors considered by, it. In addition, individual members of the Board may have given differing weights to different factors.

The Board did not seek to establish a pre-merger going concern value for the Company, and therefore no such value was considered by the Board in making its fairness determination. Rather, the Board believed that the financial analyses presented by each of Centerview and Morgan Stanley to the Board, as more fully described below under “Special Factors—Opinions of the Financial Advisors to the Board,” were indicative of going concern values for the Company as it continues to operate its business. The Board did not consider net book value, which is an accounting concept, for purposes of reaching its determination and recommendations, because, in the Board’s view, net book value is indicative of neither the Company’s market value nor its value as a going concern, but rather is an indicator of historical costs. In the course of reaching its determination and recommendations, the Board did not consider the liquidation value of the Company because it considered the Company to be a viable, going concern and therefore did not consider liquidation value to be a relevant methodology.

The explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Note Regarding Forward-Looking Information.”

Position of the Sycamore Entities as to the Fairness of the Merger; Purposes and Reasons of the Sycamore Entities for the Merger

Position of the Sycamore Entities as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, each of the Sycamore Entities is, or may be deemed to be, an affiliate of the Company and, therefore, the Sycamore Entities are required to express their beliefs as to the fairness of the Merger to the unaffiliated stockholders. The Sycamore Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Sycamore Entities as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the Merger Agreement Proposal. The Sycamore Entities have interests in the Merger that are different from, and in addition to, the unaffiliated stockholders.

The Sycamore Entities did not participate in the deliberation of the Board (which, for purposes of the section of this proxy statement entitled “Position of the Sycamore Entities as to the Fairness of the Merger” means the Board, without the participation of the Recused Directors, who recused themselves due to, in the case of Stefano Pessina, the Reinvestment by the SP Investors, and, in the case of John Lederer, his relationship with Sycamore) regarding, nor did the Sycamore Entities receive advice from the respective legal or other advisors of the Board as to, the fairness of the Merger. The Sycamore Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the unaffiliated stockholders. No financial advisor provided the Sycamore Entities with any analysis or opinion with respect to the fairness of the Per Share Consideration to the unaffiliated stockholders.

Based on, among other things, their knowledge and analysis of available information regarding the Company, as well as the factors considered by, and the analysis and resulting conclusions of, the Board (other than the Recused Directors) discussed in the section of this proxy statement entitled “Special Factors-Purpose and Reasons of the Company for the Merger; Recommendation of the Board” (which analysis and resulting conclusions the Sycamore Entities adopt), the Sycamore Entities believe that the Merger is substantively fair to the unaffiliated stockholders. In particular, the Sycamore Entities considered the following factors (which factors are not necessarily listed in order of importance):

•

the fact that the Board (other than the Recused Directors) unanimously determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of the Company’s stockholders, including the unaffiliated stockholders, and substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act);

•

the fact that the Per Share Consideration represented an opportunity for the Company’s stockholders to receive a premium over the market price of shares of Company Common Stock, after considering the current and historical market prices of the Company Common Stock, including (i) that the trading price of the Company Common Stock had declined approximately 85% over the course of the five-year period ending on December 9, 2024, the last trading day before initial media reports regarding a potential sale of the Company, and (ii) the market performance of the Company Common Stock relative to peer companies and general market indices;

•

the fact that the Per Share Cash Consideration represents a 29% premium, and the total Per Share Consideration represents a premium of up to 63%, for the unaffected price of the Company Common Stock as of December 9, 2024, the last trading day before initial media reports regarding a potential sale of the Company, the Per Share Cash Consideration represents approximately a 28% and 22% premium for the unaffected 30- and 90- day volume-weighted average prices of the Company Common Stock as of December 9, 2024 and the Per Share Consideration represents up to approximately a 62% and 54% premium for the unaffected 30- and 90-day volume-weighted average prices of the Company Common Stock as of December 9, 2024;

•

the fact that a significant majority (being at least 79%) of the Per Share Consideration will be paid in cash, thus allowing the Company’s stockholders the opportunity to realize certain near-term value and liquidity for their shares of Company Common Stock, while also giving the Company’s stockholders the opportunity to participate in potential future value growth of the Divested Assets through receipt of the DAP Right;

•	the Sycamore Entities’ belief that the likelihood of completing the Merger, which would result in the payment of the Per Share Consideration to the unaffiliated stockholders, is high;

•

the fact that the Merger and the other Transactions contemplated by the Merger Agreement are not subject to a financing condition, thus increasing the likelihood that the Merger and the other Transactions will be consummated and that the Per Share Consideration to be paid to the unaffiliated stockholders in the Merger will be received;

•

the fact that the Company has the ability, under certain circumstances, to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, subject to the terms set forth in the Merger Agreement;

•

without adopting the opinion of Centerview or its related analyses and discussion, the fact that, notwithstanding that the Sycamore Entities are not entitled to, and did not, rely on the opinion provided by Centerview to the Board on March 6, 2025, the Board received an opinion from Centerview stating that, as of March 6 , 2025, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Consideration to be paid to the unaffiliated stockholders pursuant to the Merger Agreement and DAP Rights Agreement was fair, from a financial point of view, to such unaffiliated stockholders;

•

without adopting the opinion of Morgan Stanley or its related analyses and discussion, the fact that, notwithstanding that the Sycamore Entities are not entitled to, and did not, rely on the opinion provided by Morgan Stanley to the Board on March 6, 2025, the Board received an opinion from Morgan Stanley stating that, as of March 6, 2025, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Morgan Stanley in preparing its opinion, the Per Share Consideration to be received by the unaffiliated stockholders pursuant to the Merger Agreement and the DAP Rights Agreement is fair from a financial point of view to such unaffiliated stockholders;

•

the fact that the Company faced potential risks by continuing to have publicly traded common stock, including the risks of market volatility and global uncertainty along with the compliance costs and obligations imposed on the Company as a result of having publicly traded common stock; and

•

the possibility that, if the Company remained a public company, the Company Common Stock might not trade at levels equal to or greater than the Per Share Cash Consideration or the Per Share Consideration in the near term, over an extended period of time or at all.

The Sycamore Entities further believe that the Merger is procedurally fair to the unaffiliated stockholders based upon, among other things, the following factors (which factors are not necessarily listed in order of importance):

•

the fact that the Board did not authorize Sycamore to begin discussing the potential participation by the SP Investors in the Transactions with the SP Investors until after price negotiations were substantially finalized between the Company and Sycamore;

•

the fact that the SP Investors only considered the Merger at the direction and request of the Board to enable the Board to assess the feasibility of such transaction, and that the SP Investors did not direct or participate in the negotiation of the material terms of the Merger Agreement, including the Per Share Consideration;

•	the fact that, after February 1, 2025, the Recused Directors were excluded from all deliberations with respect to the negotiation, evaluation and approval of the Merger and the Merger Agreement;

•

the fact that, as of the execution of the Merger Agreement, members of senior management of the Company were not party to any binding agreements with the Sycamore Entities regarding their post-closing employment with or equity in the Surviving Corporation or its affiliates;

•	the fact that the Board was fully informed about the extent to which the interests of the Sycamore Entities in the Merger differed from those of the unaffiliated stockholders;

•

the fact that the approval of the Merger Agreement Proposal is conditioned on both the affirmative vote of (i) the majority of outstanding shares and (ii) the majority of the votes cast by the unaffiliated stockholders;

•

the fact that the Board retained, and had the benefit of advice from, nationally recognized legal and financial advisors, and that such legal and financial advisors were involved throughout the negotiations between the Board and Sycamore;

•	the fact that the consideration and negotiation of the Merger Agreement and the DAP Rights Agreement was conducted through robust arm’s-length negotiations with Sycamore;

•

the Sycamore Entities’ belief that the Company is unlikely to identify an alternative transaction at a higher value than the transaction with Sycamore, including in light of the fact that (i) there were numerous published media and market rumors beginning on December 10, 2024 that the Company was negotiating a take-private transaction with Sycamore (and thus may be a potential acquisition target) and (ii) during the go-shop period (which period expired on April 10, 2025), representatives of Centerview contacted 35 parties in connection with soliciting or encouraging competing alternative acquisition proposals, and no party submitted an Acquisition Proposal;

•

the terms of the Merger Agreement with respect to the Company’s ability to solicit and receive Acquisition Proposals, including the Company’s ability, after the expiration of the go-shop period and through April 30, 2025, to continue engaging in certain activities with certain third parties from whom the Company received bona fide written Acquisition Proposals after the date of the Merger Agreement and prior to April 10, 2025;

•

the ability of the Board, subject to customary requirements included in the Merger Agreement, to effect a Company Board Recommendation Change (as defined in the section entitled “The Merger Agreement—Restrictions on Changes of Recommendation to Company Stockholders”) or of the Company to terminate the Merger Agreement to enter into a Superior Proposal, in each case, subject to payment by the Company to Parent of a termination fee of $316,000,000, which would have been $158,000,000 during the go-shop period or for 20 days thereafter with respect to any qualifying excluded parties if they had made an Acquisition Proposal during the go-shop period (as more fully described under “The Merger Agreement—Termination—Termination Fees; Reimbursement of Expenses” beginning at page 164);

•

the obligation of the SP Investors pursuant to the Voting Agreement, if requested by the Board, to explore in good faith the possibility of working with any person or group of persons regarding an Acquisition Proposal, including, among other things, taking part in meetings and negotiations with respect to such Acquisition Proposal, although the decision of whether to enter into any agreements or transaction with the person or group of persons submitting an Acquisition Proposal is within the SP Investors’ discretion;

•

the requirement that, in certain events of a failure of the Merger to be consummated relating to Parent’s failure to consummate the Initial Closing when required to do so or a material breach by Parent resulting in the failure of a closing condition, the Parent Entities will pay the Company the Reverse Termination Fee in the amount of $560,000,000, which is guaranteed by certain affiliated investment funds of Parent, subject to the terms set forth in the Merger Agreement; and

•

the fact that the Company’s stockholders who do not vote to approve the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and demand payment of the “fair value” of their shares of Company Common Stock, as and to the extent provided by Section 262.

The Sycamore Entities also considered a variety of uncertainties, risks and potentially negative factors, including the following factors:

•

the fact that, except with respect to the transactions contemplated by the DAP Rights Agreement (and subject to the limitations set forth therein), the unaffiliated stockholders will not participate in any future earnings growth or future appreciation in value of the shares or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•	the risk that the Merger might not be completed in a timely manner or at all;

•

the fact that Parent and Merger Sub are newly formed entities with essentially no assets other than the equity and funding commitments of the Equity Commitment Parties, the Debt Commitment Parties and the Preferred Equity Commitment Party;

•

the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger;

•

the negative effect that the pendency or consummation of the Merger and the other Transactions, or a failure to complete the Merger and the other Transactions, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•	the fact that the Merger Agreement precludes the Company from soliciting competing acquisition proposals following the end of the go-shop period;

•

the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $316,000,000, could discourage other potential acquirors from making a competing proposal to acquire the Company or adversely impact the price offered in such a proposal;

•

the fact that completion of the Merger requires clearance under the HSR Act and other required approvals under certain foreign antitrust, foreign direct investment and healthcare laws, as well as the satisfaction of other closing conditions that are not within the Company’s control;

•

the fact that the Company’s directors, officers and employees have expended and will expend extensive time and effort attempting to complete the Merger and the other transactions contemplated by the Merger Agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions, and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated;

•

the fact that the receipt of the Per Share Cash Consideration and DAP Rights in exchange for shares of Company Common Stock in the Merger generally will be a taxable transaction for U.S. federal income tax purposes;

•	the possibility that the DAP Rights yield little or no value to the DAP Right Holders; and

•	the fact that the DAP Rights are subject to restrictions on transfer and are not registered under any federal or state securities laws.

The foregoing discussion of the information and factors considered by the Sycamore Entities in connection with the fairness of the Merger is not intended to be exhaustive and may not include all factors considered by them. The Sycamore Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Sycamore Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole. The Sycamore Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated stockholders. This position should not, however, be construed as a recommendation to any of the Company’s stockholders to approve the Merger Agreement. The Sycamore Entities make no recommendation as to how stockholders of the Company should vote their shares relating to the Merger. The Sycamore Investors attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated stockholders, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders. The SP Investors did not direct or participate in the negotiation of the material terms of the Merger Agreement, including the Per Share Consideration.

The Sycamore Entities did not consider net book value, which is an accounting concept, for purposes of reaching its determination and recommendations, because, in the Sycamore Entities’ view, net book value is indicative of neither the Company’s market value nor its value as a going concern, but rather is an indicator of historical costs. In the course of reaching its determination and recommendations, the Sycamore Entities did not consider the liquidation value of the Company because it considered the Company to be a viable, going concern and therefore did not consider liquidation value to be a relevant methodology. The Sycamore Entities did not consider the value of the Company as a going concern in evaluating the Merger because of its belief that the trading price of the shares of Company Common Stock at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction.

Based on the Sycamore Entities’ knowledge and analysis of available information regarding the Company and the Board, as well as discussions with other members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Board and discussed in the section of this proxy statement entitled “Purpose and Reasons of the Company for the Merger; Recommendation of the Board”, the Sycamore Entities believe that the Merger is fair to the unaffiliated stockholders.

Purposes and Reasons of the Sycamore Entities for the Merger

Under the SEC rules governing “going-private” transactions, each of the Sycamore Entities is, or may be deemed to be, an affiliate of the Company and, therefore, the Sycamore Entities are required to express their beliefs as to the purposes and reasons for the Merger to the unaffiliated stockholders, as defined in Rule 13e-3 of the Exchange Act. The Sycamore Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Sycamore Entities should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the Merger Agreement Proposal.

For the Sycamore Entities other than the SP Investors (the “Sycamore Investors”), the primary purpose of the Merger is to allow the Parent Entities (other than Merger Sub) to own equity interests in the Company (in accordance with the ownership structure contemplated by the reorganization further discussed below under “Special Factors—Plans for the Company After the Merger”) and to bear the risks and rewards of such ownership after the Merger is completed and the shares of Company Common Stock cease to be publicly traded. The Sycamore Investors believe that, following the reorganization and the Merger, the Company will be able to improve its ability to execute initiatives that over time will create additional enterprise value for the Company and each of its business units. The Sycamore Investors believe that this, along with the Company’s existing business and potential future opportunities, will allow the Sycamore Investors’ investment in the Company to achieve longer term returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, absent the reporting and associated costs and burdens placed on public companies, the Sycamore Investors believe that the management and employees of the Company will be able to execute more effectively on future strategic plans. The Sycamore Investors have undertaken to pursue the Merger at this time for the reasons described above, as well as due to the Sycamore Investors’ desire to maximize long-term investment returns for their partners.

For the SP Investors, the primary purpose and reasons for engaging in the Reinvestment and the transactions contemplated thereby is to (i) enable and facilitate the Transactions that the Board, with the recusal of the Recused Directors, unanimously determined to be fair to, and in the best interests of the Company and the Company’s stockholders (including the unaffiliated stockholders), and declared advisable, on the basis of the factors described under “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board” and (ii) allow the SP Investors to continue to own equity interests in the Company (in accordance with the ownership structure contemplated by the reorganization further discussed below under “Special Factors—Plans for the Company After the Merger”) and to bear the risks and rewards of such ownership after the Merger is completed and the shares of Company Common Stock cease to be publicly traded. The SP Investors believe that, following the reorganization and the Merger, the Company will be able to improve its ability to execute initiatives that over time will create additional enterprise value for the Company and each of its business units. The SP Investors believe that this, along with the Company’s existing business and potential future opportunities, will allow the SP Investors’ investment in the Company to achieve longer term returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, absent the reporting and associated costs and burdens placed on public companies, the SP Investors believe that the management and employees of the Company will be able to execute more effectively on future strategic plans. The SP Investors have undertaken to pursue the Reinvestment and the other transactions at this time for the reasons described above.

The Sycamore Investors also believe that structuring the transactions as a Merger is preferable to other transaction structures, because it (1) will enable Parent to acquire all of the shares of Company Common Stock at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company, (3) represents an opportunity for the unaffiliated stockholders (other than holders of Dissenting Shares or Excluded Shares) to receive the Per Share Cash Consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement and (4) represents an opportunity for such unaffiliated stockholders to realize the value of their investment in the Divested Assets, subject to and in accordance with the terms and conditions of the Merger Agreement and the DAP Rights Agreement.

The SP Investors did not consider any other alternative transactions. As discussed under “Special Factors—Background of the Merger”, the SP Investors only considered the Merger at the direction and request of the Board in order to enable the Board to assess the feasibility of such transaction following the Board’s conclusion that the Sycamore Investors would not have the necessary financing to be able to acquire the Company on the terms of the February 12 Proposal unless the SP Investors agreed to roll over all or a substantial portion of their shares of Company Common Stock. Further, the SP Investors did not direct or participate in the negotiation of the material terms of the Merger Agreement, including the Per Share Consideration.

Opinions of the Financial Advisors to the Board

Opinion of Centerview Partners LLC

The Company retained Centerview Partners LLC as financial advisor to the Board in connection with the proposed Merger and the other transactions contemplated by the Agreements. In connection with this engagement, the Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Company Common Stock (other than (i) SP Investors (ii) Excluded Shares and Dissenting Shares). On March 6, 2025, Centerview rendered to the Board its oral opinion, subsequently confirmed in a written opinion dated March 6, 2025, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Consideration to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated March 6, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by the full text of Centerview’s written opinion attached as Annex B. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) of the Per Share Consideration to be paid to such holders pursuant to the Agreements. Centerview’s opinion did not address any other term or aspect of the Agreements or the Transactions and does not constitute a recommendation to any Company stockholder or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:

•	a draft of the Merger Agreement dated March 6, 2025 and a draft of the DAP Rights Agreement dated March 6, 2025, referred to in this summary of Centerview’s opinion as the “Draft Agreements”;

•	the draft commitment letters from certain lenders substantially in the form of the drafts dated March 6, 2025;

•	the Equity Commitment Letter;

•	the Reinvestment Agreement and certain other related transaction documents;

•	Annual Reports on Form 10-K of the Company for the years ended August 31, 2024, August 31, 2023 and August 31, 2022;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain publicly available research analyst reports for the Company;

•	certain other communications from the Company to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company and the businesses underlying the DAP Rights, including certain financial forecasts, analyses and projections relating to the Company and the businesses underlying the DAP Rights, including, with respect to the DAP Rights, assumptions regarding the timing of the DAP Rights proceeds becoming payable pursuant to the Agreements, prepared by management of the Company and furnished to Centerview by the Company for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts,” and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data.”

Centerview also participated in discussions with members of Company management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transactions with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Board’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the direction of the Board, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of Company management as to the matters covered thereby and Centerview relied, at the direction of the Board, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Company’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the direction of the Board, that the final executed Agreements would not differ in any respect material to Centerview’s analysis or opinion from the Draft Agreements reviewed by Centerview. Centerview also assumed, at the direction of the Board, that the Transactions will be consummated on the terms set forth in the Agreements and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transactions, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) of the Per Share Consideration to be paid to such holders pursuant to the Agreements. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Agreements or the Transactions, including, without limitation, the structure or form of the Transactions, the form or terms of the DAP Rights with respect to transferability, illiquidity or otherwise, or any other agreements or arrangements contemplated by the Agreements or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transactions, whether relative to the Per Share Consideration to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the Board in connection with Centerview’s opinion, dated March 6, 2025. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Transactions. None of the Company, Parent, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 3, 2025 and is not necessarily indicative of current market conditions. The implied per share equity value ranges described below were based on fully diluted Company Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of stock options, restricted stock units, performance stock units and deferred stock units) outstanding as of March 4, 2025, as directed by Company management and as set forth in the Internal Data.

Analysis of Consideration

Centerview conducted an analysis of the Per Share Consideration to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements. Such Per Share Consideration is equal, on a per share basis, to $11.45 upfront in cash without interest together, and not separately, with one DAP Right, which could result in up to $3.00 cash payments, contingent upon, and subject to, the future monetization of the VMD assets (as defined in the DAP Rights Agreement), without interest and less any applicable withholding, as described more fully in the section captioned “The DAP Rights Agreement.”

For analytical purposes, Centerview calculated an illustrative risk adjusted net present value as of March 31, 2025 for one DAP Right ranging from $0.93 to $1.39, based on the Internal Data at the direction of Company management, assuming that future monetization of the VMD assets would occur on December 31, 2027. This illustrative risk adjusted net present value was calculated based on a projected enterprise value for the 2027 fiscal year ranging from $2.225 billion to $3.375 billion, which was calculated by Centerview considering public companies that were comparable to the VMD assets, precedent transactions similar to the VMD assets and discounted cash flow analyses for the VMD assets to calculate three projected enterprise value ranges for the 2027 fiscal year ($2.400 billion to $3.300 billion for public company trading comparables analysis,

$2.225 billion to $3.025 billion for precedent transactions analysis and $2.475 billion to $3.375 billion for discounted cash flow analysis (each rounded to the nearest $25 million)). Centerview then added $70 million in respect of the projected cash build for the VMD assets from March 31, 2025 to December 31, 2027 (as directed by Company management and as set forth in the Internal Data) to this range of projected enterprise values and reduced the resulting amounts by 30% in respect of the value that would not be allocated to the Company’s shareholders under the terms of the DAP Rights Agreement, which resulted in a range of values allocated to the Company’s shareholders of $1.606 billion to $2.411 billion. Centerview then applied a discount rate of 11.5% (based on the midpoint of the range suggested by Centerview’s analysis of VPMC Group’s weighted average cost of capital, as applied in the discounted cash flow analysis) to these amounts and divided by the number of fully-diluted outstanding Company Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of stock options, restricted stock units, performance stock units and deferred stock units) outstanding as of March 4, 2025, as directed by Company management and as set forth in the Internal Data to calculate an illustrative present value for one DAP Right ranging from $1.33 to $1.99. Centerview then applied a (30%) risk adjustment to such illustrative net present value range to account for certain risks that the conditions for payment in respect of the DAP Rights pursuant to the DAP Rights Agreement may not be satisfied, which risk adjustment was determined by Centerview based on its experience and professional judgment. This resulted in a risk adjusted illustrative net present value range as of March 3, 2025 for one DAP Right of $0.90 to $1.40, rounded to the nearest $0.10. Solely for purposes of the financial analyses summarized below, the term “Implied Consideration Value” refers to an aggregate assumed per Company Common Stock value ranging from $12.35 to $12.85 per share of Company Common Stock, equal, on a per share of Company Common Stock basis, to $11.45 upfront cash consideration plus the illustrative net present value of the DAP Rights ranging from $0.90 to $1.40 in cash, as set forth above. However, there is no guarantee that any of the conditions for any or all of the payments in respect of the DAP Rights pursuant to the DAP Rights Agreement will be satisfied.

Selected Public Company Analysis

Centerview reviewed and compared certain financial information for the Company to corresponding financial information for certain publicly traded US and International Retail companies that Centerview deemed comparable, based on its experience and professional judgment, to the Company (which companies are referred to as the “selected companies” in this summary of Centerview’s opinion).

Using publicly available information obtained from SEC filings and other data sources as of March 3, 2025, Centerview calculated, for each selected company, such company’s enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities) plus the book value of debt and certain liabilities less cash and cash equivalents and certain non-majority owned equity investments) as a multiple of Wall Street research analyst consensus estimated Next Twelve Months adjusted EBITDA (“EV/NTM EBITDA”). The results of this analysis indicated a mean EV/NTM EBITDA Trading Multiple of 5.9x.

The companies reviewed and the EV/NTM EBITDA Trading Multiple of the selected companies were as follows:

COMPANY	EV/NTM EBITDA Trading Multiple
U.S. Retail
ALBERTSONS COMPANIES, INC.	4.9x
CVS HEALTH CORPORATION	9.2x
DOLLAR GENERAL CORPORATION	7.0x
DOLLAR TREE, INC.	5.9x
KONINKLIJKE AHOLD DELHAIZE N.V	6.1x
TARGET CORPORATION	7.5x
THE KROGER CO.	6.7x
U.S. Retail Average	6.8x

International Retail
B&M EUROPEAN VALUE RETAIL SA	5.3x
FRASERS GROUP PLC	3.4x
J SAINSBURY PLC	3.6x
KINGFISHER PLC	4.4x
MARKS AND SPENCER GROUP P.L.C.	5.7x
TESCO PLC	6.6x
International Retail Average	4.8x

Total Peer Average	5.9x

Although none of the selected companies is directly comparable to the Company, the selected companies were chosen by Centerview, among other reasons, because they are publicly traded US and International Retail companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of the Company.

However, because none of the selected companies is exactly the same as the Company, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of the Company and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. Based on this analysis and other considerations that Centerview deemed relevant in its experience and professional judgment, Centerview selected a reference range of EV/NTM EBITDA Trading Multiple of 5.0x to 7.0x to apply to the Company’s estimated adjusted NTM EBITDA as of November 30, 2024, as set forth in the Internal Data (“NTM Adjusted EBITDA”). In selecting this range of EV/NTM EBITDA Trading Multiple, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, operational, and/or financial characteristics of the Company and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.

Applying this range of EV/NTM EBITDA Trading Multiples to the Company’s estimated NTM Adjusted EBITDA as of November 30, 2024, as set forth in the Forecasts, and subtracting from it the Company’s estimated net debt, capital leases, the present value of certain dark rent payments and potential opioid liabilities, other legal settlements that occurred after November 30, 2024 and other certain liabilities, and adding the value of equity method investments and certain equity stake monetizations that occurred after November 30, 2024 and as set forth in the Internal Data, and dividing by the number of fully-diluted outstanding Company Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of stock options, restricted stock units, performance stock units and deferred stock units) outstanding as of March 4, 2025, as directed by Company management and as set forth in the Internal Data, resulted in an implied per share equity value range for the Company Common Stock of approximately $4.60 to $12.70, rounded to the nearest $0.10. Centerview then compared this range to the Implied Consideration Value to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements.

Selected Precedent Transactions Analysis

Centerview reviewed and analyzed certain information relating to the following selected transactions involving U.S. Grocery and North America General Retail companies (which transactions are referred to as the “selected transactions” in this summary of Centerview’s opinion) that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to the Company and the Transactions.

The selected transactions considered in this analysis are summarized below:

Date Announced	Target	Acquirer	TEV/LTM EBITDA Multiple
U.S. Grocery
May 11, 2022	The Fresh Market, Inc.	Cencosud S.A.	8.0x
May 14, 2021	Smart & Final Stores, Inc.	Bodega Latina Corp.	3.7x
April 16, 2019	Smart & Final Stores, Inc.	Apollo Global Management, LLC	6.5x
July 26, 2018	Supervalu Inc.	United Natural Foods, Inc.	7.0x
June 16, 2017	Whole Foods Market, Inc.	Amazon.com, Inc.	10.6x
October 17, 2016	Save-A-Lot	Onex	7.0x
March 14, 2016	The Fresh Market, Inc.	Apollo Global Management, LLC	7.1x
November 11, 2015	Roundy’s, Inc.	The Kroger Co.	6.9x

Median			7.0x

North America General Retail
December 23, 2024	Nordstrom, Inc.	Nordstrom Family, El Puerto de Liverpool S.A.B. de C.V.	5.7x
June 28, 2017	Staples, Inc.	Sycamore Partners	5.0x
August 15, 2015	Belk, Inc.	Sycamore Partners	6.9x

Median			5.7x

Total Median			6.9x

Although none of the selected transactions is directly comparable to the Transactions, these transactions were selected, among other reasons, because they have certain business, operational and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to the Transactions. The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operational and/or financial conditions and prospects of the Company and the companies included in the selected precedent transactions analysis. This analysis involved complex considerations and qualitative judgments concerning differences in business, operational and/or financial characteristics and other factors that could affect the public trading, acquisition or other values of the target companies in the selected transactions and the Company.

Using publicly available information obtained from SEC filings and other data sources as of the time of the announcement of the selected transactions, Centerview calculated, for each selected transaction, the total enterprise value implied by the transaction for each target company based on the consideration payable in the applicable selected transaction (calculated as the offer value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities), plus the book value of debt and certain liabilities less cash and cash equivalents and certain non-majority owned equity investments) as a multiple of publicly available information obtained from SEC filings and other data sources’ estimated Last Twelve Months EBITDA as of the time of the transaction announcement (“TEV/LTM EBITDA Multiple”).

Based on this analysis and other considerations that Centerview deemed relevant in its experience and professional judgment, related to, among other things, differences in the business, operational and/or financial conditions and prospects of the Company and the companies included in the selected precedent transactions analysis, Centerview selected a reference range of TEV/LTM EBITDA Multiples of 5.5x to 7.5x derived from the selected precedent transactions. Applying this reference range of TEV/LTM EBITDA Multiples to the Company’s Last Twelve Months Adjusted EBITDA as of November 30, 2024, as set forth in the Internal Data, and subtracting from it the Company’s estimated net debt, capital leases, the present value of certain dark rent payments and potential opioid liabilities, other legal settlements that occurred after November 30, 2024 and other certain liabilities, and adding the value of equity method investments and certain equity stake monetizations that occurred after November 30, 2024 and as set forth in the Internal Data, and dividing by the number of fully-diluted outstanding Company Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of stock options, restricted stock units, performance stock units and deferred stock units) outstanding as of March 4, 2025, as directed by Company management and as set forth in the Internal Data, resulted in an implied per share equity value range for the Company Common Stock of approximately $6.90 to $15.20, rounded to the nearest $0.10. Centerview then compared this range to the Implied Consideration Value to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of the Company based on the Forecasts, which reflect certain assumptions. A discounted cash flow analysis is a customary valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated a range of implied enterprise values for the Company by discounting to present value as of November 30, 2024 (using discount rates ranging from 9.25% to 10.75%, based upon Centerview’s analysis of the Company’s weighted average cost of capital, determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its experience and professional judgment), excluding for purposes of this enterprise value calculation the present value of certain dark rent payments and potential opioid liabilities: (i) the forecasted after tax unlevered free cash flows of the Company over the period beginning on August 31, 2025 and ending on August 31, 2029, as set forth in the Forecasts and (ii) a range of implied terminal values of the Company at the end of the forecast period shown in the Forecasts, applying a range of terminal multiples to the Company’s projected EBITDA for the twelve months ending August 31, 2029, ranging from 5.0x to 7.0x. Centerview then (a) subtracted from this range the Company’s estimated net debt, capital leases, the present value of certain dark rent payments and potential opioid liabilities (which were discounted to present value as of November 30, 2024, using a discount rate of 7%, based upon Centerview’s analysis of the Company’s cost of debt), other legal settlements that occurred after November 30, 2024 and other certain liabilities, and (b) added the value of equity method investments and certain equity stake monetizations that occurred after November 30, 2024, as set forth in the Internal Data. Centerview divided the result of the foregoing calculations by the Company’s fully diluted outstanding Company Common Stock (calculated using the treasury stock method, taking into account the dilutive impact of stock options, restricted stock units, performance stock units and deferred stock units) outstanding as of March 4, 2025, as directed by Company management and as set forth in the Internal Data, resulting in an implied per share equity value range for the Company Common Stock of approximately $10.80 to $19.10 per share of Company

Common Stock, rounded to the nearest $0.10. Centerview then compared this range to the Implied Consideration Value to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements.

Other Factors

Centerview noted for the Board certain additional factors solely for reference and informational purposes, including, among other things, the following:

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for the shares of Company Common Stock in 14 publicly available Wall Street research analyst reports, which indicated low and high stock price targets for the Company Common Stock ranging from $7.00 to $15.00 per share of Company Common Stock.

•

Precedent Premiums Paid Analysis. Centerview performed an analysis of premiums paid in the certain take private transactions involving publicly traded companies occurring since 2019, each with a transaction value greater than $5 billion, for which premium data was available and which Centerview deemed relevant in its professional judgement. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the Company Common Stock for the date one day prior to the date on which the trading price of the Company Common Stock was perceived to be affected by a potential transaction. Based on the analysis above and other considerations that Centerview deemed relevant in its experience and professional judgment, Centerview applied a premium range of 20% to 45% to the Company’s closing share price on December 9, 2024 of $8.85, which resulted in an implied price range of approximately $10.60 to $12.80 per share of Company Common Stock, rounded to the nearest $0.10.

•

Illustrative Discounted Future Share Price Analysis. Centerview calculated and compared an illustrative implied present value of the future prices of the shares of Company Common Stock based on the Internal Data. This analysis was designed to provide an indication of the present value of a theoretical future price of the Company’s equity calculated as a multiple of next twelve months price to earnings. Centerview applied next twelve months price to earnings multiples of 6.0x, to 7.50x to the Company’s estimated 2026 to 2028 Adjusted Earnings Per Share and discounted using a cost of equity equal to 11.0%. Based on its analysis and other considerations that Centerview deemed relevant in its experience and professional judgment, this analysis implied a per share price range of $8.10 to $10.40 (rounded to the nearest $0.10). Centerview compared this range to the proposed Implied Consideration Value to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements.

•

Illustrative Sum-of-the-Parts Analysis. Centerview performed an illustrative sum-of-the-parts analysis, which provided a range of values for the Company’s equity by summing the value of its individual business segments to arrive at a total enterprise value. Centerview applied illustrative ranges of multiples to the corresponding financial data for the Company’s U.S. Retail Pharmacy, Boots / International, Shields, USHC ex. Shields and corporate expense businesses from the Projections and calculated an illustrative range of implied values per Company Common Stock. This analysis resulted in an illustrative range of implied values per share of Company Common Stock of approximately $8.20 to $13.90 per share of Company Common Stock, rounded to the nearest $0.10.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Board in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Board or Company management with respect to the Per Share Consideration or as to whether the Board would have been willing to determine that a different consideration was fair. The consideration for the Transaction was determined through arm’s-length negotiations between the Company and Parent and was approved by the Board. Centerview provided advice to the Company during these negotiations. Centerview did not, however recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, Centerview had been engaged to provide certain financial advisory services to the Company from time to time, including in connection with certain strategic matters, and Centerview received $1,500,000 in compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Stefano Pessina, a significant stockholder of the Company and the Executive Chairman of the Board, and Centerview did not receive any compensation from Mr. Pessina during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Sponsor, Parent, Merger Sub, and Centerview did not receive any compensation from Sponsor or Parent during such period. Centerview may provide financial advisory and other services to or with respect to the Company, Parent, Mr. Pessina, Sponsor or their respective affiliates, including portfolio companies of Sponsor in the future, for which Centerview may receive compensation. Certain of (i) Centerview and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) Centerview affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, Mr. Pessina, Sponsor or any of their respective affiliates, including portfolio companies of Sponsor, or any other party that may be involved in the Transactions.

The Board selected Centerview as its financial advisor in connection with the Transactions based on Centerview’s reputation and experience in the healthcare and consumer industry and expertise and qualifications in transactions of this nature. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.

In connection with Centerview’s services as the financial advisor to the Board, the Company has agreed to pay Centerview an aggregate fee of approximately $60 million, $15 million of which was payable upon the rendering of Centerview’s opinion, $10 million of which is an incentive fee payable contingent upon consummation of the Transactions and the remaining $35 million of which is payable contingent upon consummation of the Transactions. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

Opinion of Morgan Stanley

The Company retained Morgan Stanley to provide a financial opinion to the Board. The Company selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise, and reputation and its knowledge of the business and affairs of the Company. On March 6, 2025, at a meeting of the Board, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated March 6, 2025, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Per Share Consideration to be received by the holders of Company Common Stock (other than the SP Investors and the holders of Excluded and Dissenting Shares) pursuant to the Agreements was fair, from a financial point of view, to such holders.

The full text of the written opinion of Morgan Stanley delivered to the Board, dated as of March 6, 2025, is attached as Annex C to this proxy statement and is incorporated herein by reference in its entirety. You should read Morgan Stanley’s opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness from a financial point of view to the holders of Company Common Stock (other than the SP Investors and the holders of Excluded and Dissenting Shares) of the Per Share Consideration pursuant to the Agreements as of the date of such opinion. Morgan Stanley’s opinion did not address any other aspects or implications of the Merger. Morgan Stanley’s opinion did not in any manner address the relative merits of the Transactions as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to enter into the Agreements or proceed with any other transaction contemplated by the Agreements. Morgan Stanley expressed no opinion or recommendation to any holder of Company Common Stock as to how such holders should vote at the Special Meeting, or whether to take any other action with respect to the Merger.

For purposes of rendering its opinion, Morgan Stanley, among other things: reviewed certain publicly available financial statements and other business and financial information of the Company; reviewed certain internal financial statements and other financial and operating data concerning the Company; reviewed certain financial projections prepared by the management of the Company; discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company; reviewed the reported prices and trading activity for the Company Common Stock; compared the financial performance of the Company with that of certain other publicly-traded companies comparable with the Company; reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions; reviewed the Agreements, the Financing Letters, the Reinvestment Agreement, and certain related documents; and performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by the Company, and formed a substantial basis for its opinion. With respect to the Projections (as defined below), Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. Although Morgan Stanley included the DAP Rights in certain of Morgan Stanley’s analyses, Morgan Stanley expressed no opinion as to the likelihood of whether the monetization events upon which the Per Share DAP Right Consideration are conditioned will be achieved or the timing of when such monetization events may occur and for purposes of Morgan Stanley’s analyses, Morgan Stanley assumed that such monetization events will occur in accordance with the timing assumptions provided by the Company’s management. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Agreements would not differ in any material respect from the drafts thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Per Share Consideration to be received by the holders of Company Common Stock in the transaction. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of the Company, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date of Morgan Stanley’s opinion. Events occurring after the date of Morgan Stanley’s opinion may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm the Morgan Stanley opinion. Morgan Stanley was retained to provide only a financial opinion letter in connection with the Merger. As a result, Morgan Stanley was not involved in structuring, planning or negotiating the Merger. In Morgan Stanley arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition, business combination or other extraordinary transaction, involving the Company, nor did Morgan Stanley negotiate with any of the parties which expressed interest to Morgan Stanley in the possible acquisition of the Company or certain of its constituent businesses. The Morgan Stanley opinion did not address the relative merits of the transactions contemplated by the Agreements as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to enter into the Agreements or proceed with any other transaction contemplated by the Agreements.

Summary of Financial Analyses of Morgan Stanley

The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion to the Board, both provided as of March 6, 2025. The following summary is not a complete description of the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 3, 2025, the third to last trading day prior to the date of Morgan Stanley’s opinion. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Furthermore, mathematical analysis is not in itself a meaningful method of using the data referred to below.

In performing the financial analyses summarized below and in arriving at its opinion, at the direction of the Board, Morgan Stanley utilized and relied upon the Projections (as defined below), which were approved by management of the Company and the Board for Morgan Stanley’s use in connection with its financial analyses and which are described below. In addition, Morgan Stanley utilized and relied upon the number of issued and outstanding shares of the Company provided by management of the Company. For further information regarding the Projections, see the section entitled “Special Factors—Certain Unaudited Prospective Financial Information” of this proxy statement.

As used in this section, the following terms have the following meanings:

•	“Adj. EBITDA” refers to net income (loss) before net interest expense, income tax provisions, depreciation and amortization, non-cash compensation expense and certain other expenses.

•

“AV” refers to aggregate enterprise value, calculated as fully diluted market capitalization plus the principal value of total debt, plus the value of minority investments (using the equity method or the cost method), less cash and cash equivalents, subject to certain adjustments, and, in the case of the Company and as instructed by the Company’s management, in respect of certain dark rent payments, potential opioid liabilities, settlement payments, a normalized level of working capital and certain monetized equity stakes and other equity investments.

•	“CY” refers to Calendar Year.

Valuation of DAP Rights

Morgan Stanley conducted an analysis of the Per Share Consideration to be paid to the holders of Company Common Stock (other than holders of Excluded and Dissenting Shares or the SP Investors) pursuant to the Agreements. Such Per Share Consideration is equal, on a per share basis, to $11.45 upfront in cash without interest together, and not separately, with one DAP Right which could result in up to $3.00 cash payments, contingent upon, and subject to, the future monetization of the VPMC Group assets, without interest and less any applicable withholding.

For analytical purposes, Morgan Stanley calculated the value of the DAP Rights, based on the Projections at the direction of Company management, assuming that future monetization of the VPMC Group assets would occur on December 31, 2027, and assuming a gross purchase price for the VPMC Group assets of 13.0x the last twelve months EBITDA (based on the multiples in selected provider precedent transactions reviewed by Morgan Stanley), less assumed transaction expenses equal to 1.5% of the gross purchase price, plus the amount of the projected cumulative free cash flow for CY 2025 to CY 2027, based on estimates from the Projections, which resulted in illustrative net proceeds of $2.580 billion. Morgan Stanley then reduced the amount of the illustrative net proceeds by 30% in respect of the value that would not be allocated to the Company’s shareholders under the terms of the DAP Rights Agreement and calculated a nominal value per share of $2.03 based on the estimated number of fully diluted shares of the Company, as of March 4, 2025, as provided by the Company management and calculated using the treasury stock method. Morgan Stanley then discounted this nominal value per share to present value as of February 28, 2025, using a discount rate of 9.9%, which was derived from the unlevered equity betas of selected peers of the Company. This resulted in an illustrative net present value as of February 28, 2025, for one DAP Right of $1.55. Morgan Stanley also performed a sensitivity analysis assuming a gross purchase price for the VPMC Group assets of 10.0x and 16.0x the last twelve months EBITDA (using the methodology outlined above), which resulted in an illustrative net present value as of February 28, 2025, for one DAP Right ranging from $1.19 to $1.91. Solely for purposes of the financial analyses summarized below, the term “Implied Consideration Value” refers to an aggregate assumed per share value ranging from $12.64 to $13.36 per Company Common Stock, equal, on a per share basis, to $11.45 upfront cash consideration plus the illustrative net present value of the DAP Rights ranging from $1.19 to $1.91 in cash, as set forth above. However, there is no guarantee that any of the conditions for any or all of the payments in respect of the DAP Rights pursuant to the DAP Rights Agreement will be satisfied.

Public Trading Comparables Analysis

In order to assess how the public market values shares of similar publicly traded companies, Morgan Stanley reviewed and compared specific financial and operating data relating to the Company with selected companies that, in Morgan Stanley’s professional judgment, share certain similar business characteristics with and have certain comparable operating characteristics, to those of the Company for purposes of this analysis (these companies are referred to as the “comparable companies”).

For purposes of this analysis, Morgan Stanley calculated and analyzed, among other things, the ratio of price per share to adjusted earnings per share (“adjusted EPS”) estimated for calendar year 2025 (“2025E P/E”), based on publicly available market data as of March 3, 2025.

The metrics for each of the comparable companies of the Company are summarized as follows:

Comparable Companies of the Company	One-Year Average Percent Discount to P/E Multiple	Current CY2025E P/E Multiple	Implied CY2025E P/E Multiple
CVS	(33.0%)	11.0x	7.4x
Other US Retail	(59.1%)	11.7x	4.8x
International	(59.5%)	14.6x	5.9x
Distributors	(64.1%)	16.5x	5.9x
S&P 500	(73.5%)	21.9x	5.8x

Morgan Stanley then observed the average one-year next-twelve-months’ (referred to as “NTM”) P/E trading discount for each peer or peer group relative to the Company’s performance over the same time period, and applied this discount to the current NTM P/E multiple for each peer or peer group to arrive at the Implied CY2025 P/E multiple. Based on the analysis of the relevant metrics for each of the comparable companies, and the application of its professional judgment and experience, Morgan Stanley selected a reference range of financial CY2025E P/E multiples of the comparable companies.

Based on the estimated number of fully diluted shares of the Company, as of March 4, 2025, as provided by the Company management and calculated using the treasury stock method, Morgan Stanley calculated the following ranges of the implied per share values of Company Common Stock, each rounded to the nearest $0.05:

Public Trading Comparables of the Company Projections	Reference Range	Implied Value Per Share of Company Common Stock
CY 2025E Adjusted EPS	4.8x—7.4x	$7.95—$12.25

Morgan Stanley noted that the Implied Consideration Value to be received by the holders of Company Common Stock pursuant to the Agreements is $12.64 to $13.36 per Company Common Stock.

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of such company. Morgan Stanley calculated a range of implied equity values per share of Company Common Stock as of February 28, 2025, based on estimates of future unlevered free cash flows for the fiscal years starting from the second half of 2025 through 2029 contained in the Projections. For the purposes of this analysis, unlevered free cash flow was calculated as consolidated Adj. EBITDA, which included adjustments to reflect the potential sale of the VPMC Group assets and associated reduction in corporate expenses following such disposition as directed by the Company’s management, less share-based compensation (which was treated as a cash expense for this purpose), less other cash-based expenses, less unlevered cash tax expense, less capital expenditure, plus or less change in net working capital, less amounts in respect of certain non-dark rent lease assets, less settlement payments (other than those related to potential opioid liabilities and Everly/PWN Matter settlement) and plus the Cencora monetization (net of adjusted operating income and dividends), less certain cash payments for file buys, less amounts for the UK pension contribution and plus the cash from the potential sale of the VPMC Group assets.

The estimated unlevered free cash flows and the range of terminal values were then discounted to present value as of February 28, 2025 using mid-year discounting convention by applying a discount rate range of 9.0% to 10.3% which was selected based on Morgan Stanley’s professional judgment and experience, to reflect the Company’s estimated weighted average cost of capital. Morgan Stanley calculated a range of terminal values for the Company based on the last twelve months’ (referred to as “LTM”) Adj. EBITDA exit multiple range of 5.0x to 7.0x, indicating an implied perpetuity growth rate of -1.2% to 2.6%, which was selected based on Morgan Stanley’s professional judgment and experience.

To calculate the implied equity value from the discounted cash flow analysis, Morgan Stanley then adjusted the discounted value of unlevered free cash flows and terminal value by subtracting gross debt of the Company, adding cash and cash equivalents, subtracting working capital normalization, potential opioid liabilities, settlement payments and certain dark rent payments, and adding the value of minority investments (using the equity method or the cost method), each as of November 30, 2024, and as provided by the Company management in the Projections. The implied equity values per share is based on the estimated number of fully diluted shares of Company Common Stock, as of March 4, 2025, as provided by the Company’s management and calculated using the treasury stock method.

This analysis indicated a range of implied equity values per share of Company Common Stock of $11.60 to $19.90, each rounded to the nearest $0.05. Morgan Stanley noted that the Implied Consideration Value to be received by the holders of Company Common Stock pursuant to the Agreements is $12.64 to $13.36 per share.

Discounted Equity Value Analysis

Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into the potential future equity value of a company as a function of the company’s estimated future earnings. The resulting future equity value is subsequently discounted to arrive at an estimate of the implied present value of such company’s potential future equity value. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per share of Company Common Stock on a standalone basis based on the Projections as described in the section entitled “Special Factors—Certain Unaudited Prospective Financial Information.”

To calculate these discounted fully diluted equity values for the Company, Morgan Stanley utilized expected adjusted EPS for 2027 based on the Projections as described in the section entitled “Special Factors—Certain Unaudited Prospective Financial Information.” Based upon the application of its professional judgment and experience after reviewing and comparing certain financial estimates for the Company, Morgan Stanley applied a range of multiples of the Company Common Stock to NTM adjusted EPS (which is referred to for the purposes of this section as “NTM P/E”) of 6.0x to 8.0x, to these estimates and then discounted the resulting value per share of Company Common Stock to February 28, 2025, at a discount rate of 12.3%, which rate was selected by Morgan Stanley based on the Company’s estimated cost of equity, estimated using the capital asset pricing model method and utilizing a six percent (6%) market risk premium, a risk-free rate of 4.5% based on the 10-year U.S. Treasury yield as of February 14, 2025, and a 1.30 predicted beta based on the U.S. long-term predicted beta as of February 14, 2025 (which was the last trading date before market speculation of a revived transaction). The results of this analysis are listed below, each rounded to the nearest $0.05:

Discounted Equity Value	Selected P/ NTM EPS Range	Implied Value Per Share of Company Common Stock
NTM Adjusted EPS as of 8/31/2027	6.0x—8.0x	$8.05—$10.75

Morgan Stanley noted that the Implied Consideration Value to be received by the holders of Company Common Stock pursuant to the Agreements is $12.64 to $13.36 per share.

Other Information

Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion but were noted as reference data for the Board.

Sum of the Parts Comparable Companies Analysis

For reference only, Morgan Stanley calculated a range of implied aggregate values for the Company for fiscal year 2025 based on the values of the Company’s U.S. Retail Pharmacy, International and U.S. Healthcare segments. To determine this range, Morgan Stanley first combined the lowest values from the implied aggregate value ranges of the Company’s U.S. Retail Pharmacy, International and U.S. Healthcare segments to establish the low endpoint. Similarly, Morgan Stanley combined the highest values from the implied aggregate value ranges of the Company’s U.S. Retail Pharmacy, International and U.S. Healthcare segments to establish the high endpoint. These calculations were done without rounding the values. The resulting implied aggregate values of the Company based upon these segment valuations were then reduced by the amount of the Company’s gross debt, certain dark rent payments, working capital normalization, potential opioid liabilities and settlement payments and the UK pension contribution, and increased by the amount of the Company’s cash, cash equivalents and certain monetized equity stakes and other equity investments, each as of November 30, 2024, and as provided by the Company’s management in the Projections. Based on this analysis, and based on the outstanding shares of Company Common Stock on a fully diluted basis as of March 3, 2025, as provided by the Company’s management, Morgan Stanley calculated a range of estimated implied values per share of Company Common Stock (rounded to the nearest $0.05) as follows:

Sum of the Parts Comparable Companies Analysis	Implied Value Per Share of Company Common Stock ($)
AV / 2025E Adj. EBITDA	$10.85 – $16.90

Precedent Transactions Analysis

Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms of selected transactions that share certain characteristics with the Transactions. This analysis was for reference only because the selected transactions were not, in Morgan Stanley’s professional judgment and experience, similar enough to make a meaningful comparison. No company or transaction reviewed in the precedent transactions analysis was similar enough on business or financial profile, market and financial conditions at the time of the transaction, and industry growth at the time of the transaction. Morgan Stanley compared publicly available statistics for selected transactions based on Morgan Stanley’s professional judgment and experience, that were publicly announced between February 2010 and December 2024 and had an aggregate value implied by the related transaction consideration of greater than or equal to $0.8 billion. Morgan Stanley reviewed the transactions below for, among other things, the ratio of the AV implied by the consideration paid in each transaction to each target company’s EBITDA for the 12-month period prior to the transaction announcement date based on publicly available data as of the date of such announcement (“LTM EBITDA”).

The metrics for each of the precedent transactions are summarized as follows:

Date Announced	Target	Acquiror	AV ($ billion)	AV / LTM EBITDA
10/2015	Rite Aid	Company	$17.2	13.0x
6/2012	Alliance Boots	Company	$30.8	12.1x
2/2010	Duane Reade	Company	$1.1	~11.4x
11/2015	Petco	CVC/CPP Investments	$4.6	~9.0x
5/2022	The Fresh Market	Cencosud	$1.6	8.0x
7/2013	Harris Teeter	Kroger	$2.5	7.4x
3/2016	The Fresh Market	Apollo	$1.4	7.1x
10/2016	Save-a-Lot	Onex	$1.4	7.0x
8/2015	Belk	Sycamore	$2.8	6.9x
11/2015	Roundy’s	Kroger	$0.8	6.9x
4/2019	Smart&Final	Apollo	$1.1	6.5x
12/2024	Nordstrom	Nordstrom Family, Liverpool	$6.3	5.7x
3/2014	Safeway	Albertsons	$9.0	5.5x
10/2022	Albertsons	Kroger	$24.6	5.4x
6/2017	Staples	Sycamore	$6.6	5.0x

Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of implied AV / LTM EBITDA multiples of 5.0x to 8.0x for the transactions and applied this range to the LTM EBITDA for the 12 months ended November 30, 2024 of the Company under the Projections as described in the section entitled “Special Factors—Certain Unaudited Prospective Financial Information.” Morgan Stanley calculated the estimated implied value per share of Company Common Stock, rounded to the nearest $0.05, as $4.60 to $16.95 per share as of March 4, 2025.

Precedent Transactions	Company Adj. EBITDA	Reference Range	Implied Value Per Share of Company Common Stock
AV to LTM Adj. EBITDA	$3,662 million	5.0x – 8.0x	$4.60 - $16.95

Morgan Stanley noted that the Implied Consideration Value to be received by the holders of Company Common Stock pursuant to the Agreements is $12.64 to $13.36 per share.

No company or transaction utilized in the precedent transaction analysis is identical to the Company or the Merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to general business, market and financial conditions, and other matters, which are beyond the control of the Company. These include, among other things, the impact of competition on the business of the Company or the industry generally, industry growth and the absence of any adverse material change in the financial condition of the Company, the industry, or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared.

The precedent transaction analysis was presented for reference purposes only and was not relied upon for valuation purposes.

Illustrative Precedent Transaction Premiums

Morgan Stanley reviewed, based on publicly available information, the premiums paid in selected acquisition transactions in the United States.

Morgan Stanley considered premiums paid in selected public transactions since 2000 in which the consideration was cash, with aggregate equity values greater than $1 billion, which transactions were selected based on Morgan Stanley’s professional judgment. The premiums paid in such transactions represented a median of 43% with respect to one-day premiums to unaffected prices.

Based on this analysis and its professional judgment, Morgan Stanley selected a reference premium range of 22% to 51%, representing the 25th and 75th percentile with respect to one-day premiums to unaffected prices, to apply to the Company’s closing stock price on February 14, 2025 (the last trading day prior to public rumors regarding a revived potential Merger) of $9.70. Based on its calculations, Morgan Stanley produced a range of $11.85 to $14.65.

No company or transaction utilized as a comparison in the analysis of selected precedent premia transactions is identical to the Company or directly comparable to the Merger in business mix, timing, and size or other metrics. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences between the Merger and the other transactions, the Company and other factors. In evaluating the precedent premia transactions, Morgan Stanley made judgments and assumptions with regard to the applicable transactions, size, business mix, governance matters, industry performance, geographic mix, economic, market and financial conditions and other matters, many of which are beyond the control of the Company. Mathematical analyses (such as determining the mean or median) are not in themselves a meaningful method of using comparable data.

The precedent premia analysis was presented for reference purposes only and was not relied upon for valuation purposes.

Historical Trading Prices

For reference purposes only, Morgan Stanley reviewed the historical trading ranges of Company Common Stock over the 52-week period ended on March 3, 2025. Morgan Stanley noted that, for the 52-week period ended on March 3, 2025, the low and high close trading prices for Company Common Stock were as follows:

	Low	High
Company	$8.08	$22.05

Morgan Stanley noted that the historical trading prices were presented for reference purposes only and were not relied upon for valuation purposes.

Equity Research Analysts’ Price Targets

For reference purposes only, Morgan Stanley reviewed the price targets for Company Common Stock prepared and published by thirteen equity research analysts as of March 3, 2025, all using various valuation methodologies, and noted the range, each rounded to the nearest $0.05, was $7.00 per share to $15.00 per share. These forward price targets generally reflected each analyst’s estimate of the 12-month future public market trading price of Company Common Stock.

The price targets published by equity research analysts do not necessarily reflect current market trading prices for Company Common Stock and these estimates are subject to uncertainties, including the future financial performance of the Company and future financial market conditions.

Morgan Stanley noted that the equity research analysts’ price targets were presented for reference purposes only and were not relied upon for valuation purposes.

General

In connection with the review of the Merger Agreement and the transactions contemplated thereby by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor that it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all of the analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of the Company. In performing its analyses, Morgan Stanley made numerous judgments and assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions, and other matters, many of which are beyond the control of the Company. These include, among other things, the impact of competition on the business of the Company and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of the Company or the industry, or in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, to the holders of the Company Common Stock (other than the holders of Excluded and Dissenting Shares or the SP Investors) of the Per Share Consideration pursuant to the Agreements and in connection with the rendering of its oral opinion, subsequently confirmed by delivery of a written opinion, dated March 6, 2025, to the Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of Company Common Stock might actually trade following the consummation of the Merger or at any time.

The Per Share Consideration to be received by holders of Company Common Stock pursuant to the Agreements was determined by the Company and the Board through arm’s-length negotiations between the Company and the Board and was approved by the Board. Morgan Stanley did not, however, recommend any specific merger consideration to the Company or the Board or opine that any specific merger consideration constituted the only appropriate merger consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. In addition, Morgan Stanley expressed no opinion or recommendation to any holder of Company Common Stock as to how such holder should vote at the Special Meeting, or whether to take any other action with respect to the Merger.

Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board in deciding to consider, approve and declare the advisability of the Agreements and the transactions contemplated thereby and to recommend the approval of the Merger by holders of Company Common Stock. Consequently, the analyses described above should not be viewed as determinative of the opinion of the Board with respect to the Per Share Consideration pursuant to the Agreements or of whether the Board would have been willing to agree to different merger consideration.

Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.

Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading, hedging and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Neither Morgan Stanley, nor any senior member of the Morgan Stanley deal team, owns any debt, equity, derivatives or convertible instruments in any of the Company, Sponsor, SP Investors or any of their respective affiliates except (i) as may be held through hedge funds, mutual funds and other investment funds or similar investment vehicles or non-discretionary managed accounts or funds; (ii) an aggregate interest of 2 to 3% of the Company Common Stock, which interests are held in connection with Morgan Stanley’s investment management business, wealth management business (including client discretionary accounts) or ordinary course trading activities, including hedging activities; and (iii) with respect to the senior Morgan Stanley deal team, as constitutes a common equity interest in the Company, Sponsor, SP Investors or any of their respective affiliates of less than $50,000 (other than indirectly through mutual funds, closed end funds, ETFs or similar investment vehicles that are professionally managed). In addition, Morgan Stanley and its affiliates may have provided, and may in the future seek to provide, financial advisory and financing services, in each case unrelated to the Transactions, for and may have received and may in the future receive compensation from other parties now or that may become involved in any of the transactions contemplated in the engagement letter (other than the Transactions). The Company acknowledges that the interests of Morgan Stanley and its affiliates engaged in providing such financial advisory and financing services may differ from those of the Company. Although Morgan Stanley in the course of its other activities and relationships may acquire information about the Transaction or other entities and persons that may be the subject of the engagement contemplated by the engagement letter, Morgan Stanley shall have no obligation to disclose such information, or the fact that Morgan Stanley is in possession of such information, to the Company or to use such information on the Company’s behalf.

Under the terms of its engagement letter, Morgan Stanley provided the Board with a financial opinion described in this section and attached as Annex C to this proxy statement in connection with the Merger. The Company has agreed to pay Morgan Stanley for its services in connection with the Merger a one-time fee of $10 million, fifty percent ($5 million) of which was due and payable upon the delivery of a financial opinion to the Board, and the remaining fifty percent ($5 million) of which is due and payable upon the consummation of the Transaction. The Company has also agreed to reimburse Morgan Stanley for its reasonable expenses, including fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, the Company has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees, advisors and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain losses, claims, damages and liabilities relating to or arising out of or in connection with Morgan Stanley’s engagement.

In the two years prior to the Disclosure Date (as defined in the Morgan Stanley opinion), Morgan Stanley and its affiliates (i) provided financing services to the Company and received aggregate fees of between

$2 million and $5 million in connection with such services, (ii) provided financing services to Sycamore and certain of its affiliates and received aggregate fees of between $5 million and $15 million in connection with such services, (iii) were a lender to the Company with respect to its revolving credit facilities and delayed draw term loan, (iv) did not provide financial advisory or financing services to Stefano Pessina nor have received fees in connection with such services, (v) were a lender to Sycamore or certain of its affiliates with respect to certain revolving credit facilities, and, so far as Morgan Stanley and its affiliates are aware, (vi) hold an aggregate interest of between 2% and 3% in the common stock of the Company. Morgan Stanley may also seek to provide financial advisory and financing services to Sycamore and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Summary of Presentations Provided by Centerview and Morgan Stanley

Additional Presentations by Centerview

In addition to the presentation made to the Board on March 6, 2025, which will be filed with the SEC as an exhibit to the Schedule 13E-3, hereto as Annex B and is described above under “Special Factors—Opinion of Centerview,” a copy of the discussion materials presented or delivered by Centerview to the Board or the Transaction Committee, as applicable, on October 8, 2024, October 24, 2024, December 4, 2024, December 11, 2024, December 18, 2024, December 23, 2024, February 4, 2025, February 9, 2025, February 11, 2025, February 13, 2025, February 26, 2025 and February 28, 2025 containing preliminary illustrative financial analyses also are attached as exhibits to such Schedule 13E-3.

A summary of these discussion materials is provided below. The following summaries, however, do not purport to be a complete description of these discussion materials or of the preliminary financial analyses performed by Centerview.

•

The discussion materials presented or delivered by Centerview to the Board on October 8, 2024, filed as exhibit (c)(1) to the Schedule 13E-3, contain, among other information, (i) an overview of Sycamore’s acquisition proposal to acquire the Company, (ii) an overview of the funding structure of the acquisition proposal, (iii) a detailed plan of Sycamore’s diligence process and (iv) next steps in evaluating Sycamore’s proposal.

•

The discussion materials presented or delivered by Centerview to the Board on October 24, 2024, filed as exhibit (c)(2) to the Schedule 13E-3, contain, among other information, (i) an overview of valuation-related analyses Centerview believed were most applicable to the Company such as future stock price, discounted cash flow and sum-of-the-parts analyses; (ii) an overview of the Company’s Management’s three-year plan for the Company; and (iii) a summary of Sycamore’s engagement with the Company as of October 24, 2024.

•

The discussion materials presented or delivered by Centerview to the Board on December 4, 2024, filed as exhibit (c)(3) to the Schedule 13E-3, contain, among other information, (i) a summary of initial drafts of Sycamore’s Debt Commitment Letters (i.e., funding amount, participating lenders, equity commitment, structuring and conditions and liquidity) delivered to the Company; (ii) a summary of Sycamore’s engagement with the Company in its diligence process since October 24, 2024; and (iii) an overview of Sycamore’s findings on the Company’s net working capital following Sycamore’s review of the Company’s monthly balance sheet data.

•

The discussion materials presented or delivered by Centerview to the Transaction Committee on December 11, 2024, filed as exhibit (c)(4) to the Schedule 13E-3, contain, among other information, (i) an overview of the December 10, 2024 Wall Street Journal article reporting that the Company was exploring a sale and the resulting impact to the Company’s stock price as well as initial analyst reactions to the article; (ii) a review of other strategic and competitive interest in the Company and potential outreach to sponsors; and (iii) an overview of certain diligence items completed as of December 11, 2024 and the quantified impact of such diligence items.

•

The presentation presented or delivered by Centerview to the Transaction Committee on December 18, 2024, filed as exhibit (c)(5) to the Schedule 13E-3, contains, among other information, (i) an overview of the Company’s stock performance and market reactions following the release of the Wall Street Journal article, (ii) an overview of a proposed “Go-Shop” provision to be included in the Merger Agreement and (iii) an overview of certain other Merger Agreement terms.

•

The discussion materials presented or delivered by Centerview to the Transaction Committee on December 23, 2024, filed as exhibit (c)(6) to the Schedule 13E-3, contain, among other information, (i) an overview of Sycamore’s preliminary diligence findings, (ii) an overview of Sycamore’s financing and an analysis of Sycamore’s ability to pay and (iii) an overview of the Company’s stock performance and market reactions following the release of the Wall Street Journal article.

•

The discussion materials presented or delivered by Centerview to the Board and the Transaction Committee on February 4, 2025, filed as exhibit (c)(7) to the Schedule 13E-3, contain, among other information, (i) an overview of Sycamore’s proposal following their completed business diligence, (ii) an overview of financial developments since the October 24, 2024 Board meeting that impacted valuation such as updated Forecasts, (iii) updated financial analyses given the updated Forecasts and (iv) an overview of the VPMC Group assets financials.

•

The discussion materials presented or delivered by Centerview to the Board on February 9, 2025, filed as exhibit (c)(8) to the Schedule 13E-3, contain, among other information, (i) a preliminary illustrative analysis at various share prices, with a comparison between Sycamore’s verbal upfront cash offer and the face value of such offer and (ii) an overview of the financial analyses discussed with the Board on February 4, 2025.

•

The discussion materials presented or delivered by Centerview to the Transaction Committee on February 11, 2025, filed as exhibit (c)(9) to the Schedule 13E-3, contain, among other information, a preliminary illustrative analysis at various share prices, highlighting Sycamore’s latest verbal upfront cash offer.

•

The discussion materials presented or delivered by Centerview to the Board on February 13, 2025, filed as exhibit (c)(10) to the Schedule 13E-3, contain, among other information, (i) a summary of the terms of Sycamore’s offer and (ii) an overview of the financial analyses discussed with the Board on February 4, 2025.

•

The discussion materials presented or delivered by Centerview to the Transaction Committee on February 26, 2025, filed as exhibit (c)(11) to the Schedule 13E-3, contain, among other information, (i) a preliminary illustrative analysis of Sycamore’s offer, with a comparison between its current upfront cash offer and potential face value of its current offer; (ii) an overview of Sycamore’s financing and an analysis of Sycamore’s ability to pay; and (iii) discussion of certain structural items.

•

The presentation presented or delivered by Centerview to the Board on February 28, 2025, filed as exhibit (c)(12) to the Schedule 13E-3, contains, among other information, (i) a summary of the terms of Sycamore’s offer, (ii) a summary of the DAP Rights, (iii) a preliminary illustrative analysis at various share prices and (iv) a summary of the transaction terms.

•

The presentation presented or delivered by Centerview to the Board on March 6, 2025, filed as exhibit (c)(14) to the Schedule 13E-3, contains, among other information, (i) a summary of the terms of Sycamore’s offer; (ii) a summary of the DAP Rights; (iii) an analysis at various share prices, highlighting Sycamore’s upfront cash offer and the potential face value of Sycamore’s offer; and (iv) a summary of Sycamore’s Financing.

•

The Centerview Opinion presented or delivered by Centerview to the Board on March 6, 2025, filed as exhibit (c)(16) to the Schedule 13E-3 and hereto as Annex B, contains, among other information, Centerview’s opinion on the fairness, from a financial point of view, to the holders of shares of Company Common Stock (other than holders of Excluded Shares or the SP Investors) of the Consideration to be paid to such holders pursuant to the Agreements.

The foregoing summary, however, does not purport to be a complete description of such discussion materials or of the preliminary financial analyses performed by Centerview. None of these discussion materials by Centerview constitutes, or forms the basis of, an opinion of Centerview with respect to the consideration payable under the Merger Agreement, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Centerview as of, the dates of the respective discussion materials.

Additional Presentations by Morgan Stanley

In addition to its March 6, 2025 opinion and discussion material (filed as exhibit (c)(15) to the Schedule 13E-3 filed with the SEC in connection with the Merger) to the Board and the underlying financial analyses performed in relation thereto, Morgan Stanley also delivered discussion materials to the Board on February 28, 2025 (the “Morgan Stanley Discussion Materials”). The preliminary financial considerations and other information in the Discussion Materials were based on information and data that was available as of the date of such Discussion Materials. The Discussion Materials substantively reflected certain of the analyses described above under “Special Factors—Opinion of Morgan Stanley.”

The materials dated February 28, 2025 and filed as exhibit (c)(13) to the Schedule 13E-3 filed with the SEC in connection with the Merger included (a) an overview of the proposed Transactions, (b) an overview of the preliminary valuation of DAP Right and (c) preliminary financial valuations of the Company.

The Morgan Stanley Discussion Materials were for discussion purposes only and did not present any findings or make any recommendations or constitute an opinion of Morgan Stanley with respect to the fairness of the Per Share Consideration to the holders of Company Common Stock (other than the SP Investors and the holders of Excluded and Dissenting Shares) or otherwise. The financial analyses performed by Morgan Stanley in relation to its opinion dated March 6, 2025 and filed as exhibit (c)(17) to the Schedule 13E-3 filed with the SEC in connection with the Merger and hereto as Annex C, and as described above under “Special Factors—Opinion of Morgan Stanley,” superseded all analyses and information presented in the Morgan Stanley Discussion Materials. Copies of the Morgan Stanley Discussion Materials have been filed as exhibits to the Schedule 13E-3 filed with the SEC in connection with the Merger, and will be made available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested shareholder or such shareholder’s representative who has been so designated in writing at the address described in the section of this proxy statement titled “Where You Can Find More Information.”

Certain Unaudited Prospective Financial Information

The Company does not, as a matter of course, publicly disclose long-term forecasts or internal projections as to its future performance, revenue, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates, including the difficulty of predicting general economic and market conditions, though the Company has in the past provided investors with financial guidance covering certain operating measures and expenses, which it may update from time to time during the relevant year. In connection with the Board’s evaluation of a potential transaction, the Company’s senior management presented to the Board the Management 3YP. In addition, the Company’s senior management worked with Centerview to prepare Extrapolations, which, together with the Management 3YP, we refer to generally as “Management Projections,” and the final version of which we refer to as the “February Projections.” The Company’s senior management also prepared the VMD Forecasts. We refer to the Management Projections and the VMD Forecasts, collectively, as the “Projections.”

The Board used the February Projections and the VMD Forecasts to assist in its decision-making process in determining whether to authorize and approve the execution of the Merger Agreement, and whether to recommend that the Company’s stockholders adopt the Merger Agreement (as described in further detail in the section of this proxy statement titled “Special Factors—Purposes and Reasons for the Merger; Recommendation

of the Board”) and the February Projections and VMD Forecasts were provided to Centerview and Morgan Stanley in connection with their respective analyses and opinions described in the section “Special Factors—Opinion of the Financial Advisors to the Board.” The February Projections, other than the Extrapolations, and VMD Forecasts were also shared with Sycamore.

The Projections were prepared by the Company’s senior management on a standalone basis without giving effect to the transactions contemplated by the Merger Agreement (including the Merger), and therefore the Projections do not give effect to the Transactions, or any changes to the Company’s operations, capital structure or strategy that may be implemented after the consummation of the Transactions (including the Merger) or to any costs incurred in connection with the Transactions (including the Merger). Furthermore, the Projections do not take into account the effect of any failure of the Transactions (including the Merger) to be completed and should not be viewed as accurate or continuing in that context. The tables below present summaries of the Projections prepared by the Company’s senior management, except Unlevered Free Cash Flow (as defined below), which was arithmetically calculated by Centerview and Morgan Stanley solely using the prospective financial information included in the Projections and the Extrapolations, which were prepared as set forth above.

The Company is including a summary of the February Projections and the VMD Forecasts in this proxy statement solely in order to provide the Company’s stockholders with access to the final Projections that were made available to, and approved by, the Board, made available to Sycamore (other than the Extrapolations) in connection with its due diligence review and made available to Centerview and Morgan Stanley, and which Centerview and Morgan Stanley were instructed by the Board to use, in connection with their respective financial analyses and opinions.

The Projections, including the February Projections and the VMD Forecasts, are not being included in this proxy statement to influence a Company’s stockholder’s decision whether to vote to adopt the Merger Agreement or for any other purpose. The inclusion of this information should not be regarded as an indication that the Board or the Company’s senior management or financial advisors, any Parent Entity or any other person, considered, or now considers, such Projections to be material or to be necessarily predictive of actual future results, and these Projections should not be relied upon as such.

February Projections

The following table presents a summary of the February Projections by fiscal year:

($ in millions)	2025E		2026E		2027E	2028E(5)	2029E(5)
Revenue	154,584		149,874	(6)	155,917	161,197	166,548
Adjusted Operating Income(1)	2,060		1,962		2,332	2,607	2,829
Adjusted EBITDA(2)	3,710		3,747		4,136	4,442	4,696
Free Cash Flow(3)	126		497		542	—	—
Unlevered Free Cash Flow(4)	1,989	(7)	992	(7)	1,025	1,296	1,607

(1)

Adjusted Operating Income: Adjusted Operating Income is a non-GAAP measure calculated as operating income plus impairment of goodwill, intangibles and long-lived assets, certain legal and regulatory accruals and settlements, acquisition-related amortization, acquisition- and disposition-related costs, costs associated with footprint optimization, adjustments to equity earnings in Cencora, LIFO provision and transformational cost management.

(2)	Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure calculated as Adjusted Operating Income plus depreciation expenses and stock-based compensation expense.
(3)

Free Cash Flow: Free Cash Flow is a non-GAAP measure calculated as net cash provided by operating activities less additions to property, plant, and equipment (capital expenditures), plus payments related to Boots pension plan. Net of $595 million Everly settlement payment made during last week of February 2025.

(4)	Unlevered Free Cash Flow: Unlevered Free Cash Flow is a non-GAAP measure calculated as Adjusted EBITDA less stock-based compensation expense, tax expense, capital expenditures, cash payments for certain legal settlements, acquisition- and disposition-related payments, cash payments for file buys, payments related to Boots pension plan and certain rent payments and cash closure costs for closed and expected-to-be-closed locations and certain other sources and uses of cash, adjusted for change in net working capital, plus asset monetization proceeds.
(5)	Prospective financial information for fiscal years 2028E and 2029E are extrapolations.
(6)

Decline in revenue during fiscal year 2026E compared to fiscal year 2025E is driven by footprint optimization program in the U.S. retail pharmacy segment and expected sale of certain VPMC Group markets in the U.S. healthcare segment and certain contingency.

(7)

Unlevered Free Cash Flow for fiscal year 2025E includes higher impacts from change in net working capital and asset monetization proceeds. Unlevered Free Cash Flow for fiscal year 2026E includes impact from payments related to Boots pension plan.

VMD Forecasts

The following table presents a summary of the VMD Forecasts by calendar year:

($ in millions)	2025E	2026E	2027E	2028E	2029E	2030E(4)
Revenue	5,569	5,036	5,256	5,486	5,726	5,955
Adjusted EBITDA(1)	31	101	202	253	292	310
Free Cash Flow(2)	(9)	124	182	285	331	—
Unlevered Free Cash Flow(3)	(112)	(49)	(15)	58	67	77

(1)	Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure calculated as Adjusted Operating Income plus depreciation expense and stock-based compensation expense.
(2)	Free Cash Flow: Free Cash Flow is a non-GAAP measure calculated as net cash provided by operating activities less additions to property, plant, and equipment (capital expenditures).
(3)

Unlevered Free Cash Flow: Unlevered Free Cash Flow is a non-GAAP measure calculated as Adjusted EBITDA less stock-based compensation expense, tax expense, capital expenditures, certain legal accruals, settlements and other expenses, adjusted for change in net working capital, plus asset monetization proceeds.

(4)	Prospective financial information for calendar year 2030E are extrapolations.

Prior Iterations of the Projections

In October 2024, in connection with the Board’s review of the September 23 Proposal and anticipated future proposals from Sycamore or other potential counterparties exploring a possible strategic transaction with the Company, the Company’s senior management presented to the Board the October Management 3YP. The October Management 3YP reflected management’s assumptions at the time concerning, among other things, trends in retail sales over time, debt refinancing and related interest cost, the expected composition of the assets of the VPMC Group and the performance of the VPMC Group throughout the forecast period, continuation of cost optimization, the impact of store closures in connection with the Company’s footprint optimization program, prescription reimbursement pressures net of procurement benefits in the Company’s pharmacy business, the amount of expected annual payments related to certain opioid-related payment obligations, the continuation of the Company’s recent historical practice of paying dividends of $1.00 per share of Company Common Stock, the performance of each of the Company’s individual business segments, the Company’s revenues and adjusted operating income and other relevant factors related to the Company’s long-term operating plan. The Company’s senior management worked with Centerview to extrapolate the October Management Projections. The October Management Projections were discussed with and made available to the Board and Centerview, and, other than the Extrapolations, were made available to Sycamore in connection with its due diligence review of a potential transaction involving the Company.

In December 2024, in connection with ordinary course internal planning processes, the Company’s senior management updated the October Management Projections to the December Management Projections. The

December Management Projections were discussed with and made available to the Board and Centerview, and, other than the Extrapolations, were made available to Sycamore in connection with its due diligence review of a potential transaction involving the Company.

In February 2025, in connection with ordinary course internal planning processes, the Company’s senior management prepared the February Projections, which were an update to the December Management Projections to reflect certain material changes to assumptions included in the December Management Projections, including to reflect the Company’s actual results for the first two months of the second quarter of its fiscal year 2025, the latest view of the remainder of the fiscal year and certain other changes, including the Dividend Suspension and asset monetization activities.

Also in February 2025, the Company’s senior management prepared the VMD Forecasts based on, among other things, updated forecasts provided by the management of the VPMC Group. The VMD Forecasts reflected management’s assumptions at the time concerning, among other things, the completion of sales processes for certain VPMC Group assets in certain geographic markets in calendar year 2025, as well as certain operational and administrative initiatives.

The Company is including a summary of each of the October Management Projections and the December Management Projections in this proxy statement in order to provide the Company’s stockholders with access to additional information that was previously made available to the Board and Centerview and, other than in the case of the Extrapolations, Sycamore, in connection with the uses described above.

The following table presents a summary of the October Projections by fiscal year:

($ in millions)	2025E	2026E	2027E	2028E(5)	2029E(5)
Revenue	150,003	150,604	157,280	162,907	168,762
Adjusted Operating Income(1)	1,876	1,893	2,309	2,479	2,645
Adjusted EBITDA(2)	3,593	3,709	4,152	4,394	4,637
Free Cash Flow(3)	(116)	497	542	—	—
Unlevered Free Cash Flow(4)	655	1,236	814	1,190	1,424

(1)

Adjusted Operating Income: Adjusted Operating Income is a non-GAAP measure calculated as operating income plus impairment of goodwill, intangibles and long-lived assets, certain legal and regulatory accruals and settlements, acquisition-related amortization, acquisition- and disposition-related costs, costs associated with footprint optimization, adjustments to equity earnings in Cencora, LIFO provision and transformational cost management.

(2)	Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure calculated as Adjusted Operating Income plus depreciation expense and stock-based compensation expense.
(3)

Free Cash Flow: Free Cash Flow is a non-GAAP measure calculated as net cash provided by operating activities less additions to property, plant, and equipment (capital expenditures), plus payments related to Boots pension plan.

(4)

Unlevered Free Cash Flow: Unlevered Free Cash Flow is a non-GAAP measure calculated as Adjusted EBITDA less stock-based compensation expense, tax expense, capital expenditures, cash payments for certain legal settlements, acquisition- and disposition-related payments, cash payments for file buys, payments related to Boots pension plan and certain rent payments and cash closure costs for closed and expected-to-be-closed locations and certain other sources and uses of cash, adjusted for change in net working capital, plus asset monetization proceeds.

(5)	Prospective financial information for fiscal years 2028E and 2029E are extrapolations.

The following table presents a summary of the December Projections by fiscal year:

($ in millions)	2025E	2026E	2027E	2028E(5)	2029E(5)
Revenue	154,048	146,800	152,841	158,113	163,584
Adjusted Operating Income(1)	1,992	2,102	2,431	2,606	2,770
Adjusted EBITDA(2)	3,678	3,824	4,175	4,415	4,647
Free Cash Flow(3)	127	497	542	—	—
Unlevered Free Cash Flow(4)	1,341	1,390	1,039	1,491	1,766

(1)

Adjusted Operating Income: Adjusted Operating Income is a non-GAAP measure calculated as operating income plus impairment of goodwill, intangibles and long-lived assets, certain legal and regulatory accruals and settlements, acquisition-related amortization, acquisition- and disposition-related costs, costs associated with footprint optimization, adjustments to equity earnings in Cencora, LIFO provision and transformational cost management.

(2)	Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure calculated as Adjusted Operating Income plus depreciation expenses and stock-based compensation expense.
(3)

Free Cash Flow: Free Cash Flow is a non-GAAP measure calculated as net cash provided by operating activities less additions to property, plant, and equipment (capital expenditures), plus payments related to Boots pension plan.

(4)

Unlevered Free Cash Flow: Unlevered Free Cash Flow is a non-GAAP measure calculated as Adjusted EBITDA less stock-based compensation expense, tax expense, capital expenditures, cash payments for certain legal settlements, acquisition- and disposition-related payments, cash payments for file buys, payments related to Boots pension plan and certain rent payments and cash closure costs for closed and expected-to-be-closed locations and certain other sources and uses of cash, adjusted for change in net working capital, plus asset monetization proceeds.

(5)	Prospective financial information for fiscal years 2028E and 2029E are extrapolations.

Additional Information About the Projections

The Projections were generated solely for internal use and not developed with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data or published guidelines of the SEC regarding forward-looking statements or GAAP. The Projections are forward-looking statements.

The Projections were prepared by the Company’s senior management based on estimates they reasonably believed to be achievable. However, the information set forth in the Projections is not factual and should not be relied upon as being necessarily indicative of actual future results. The assumptions and estimates underlying the Projections, all of which are difficult to predict and many of which are beyond the control of the Company, may not be realized. There can be no assurance that the forecasted results or underlying assumptions will be realized, and actual results likely will differ, and may differ materially, from those reflected in the Projections, whether or not the Merger is completed. In addition, the Projections may be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable period. Neither the Company nor any of its affiliates assumes any responsibility to holders of shares of Company Common Stock for the accuracy of this information.

The Projections are subject to estimates and assumptions in many respects and, as a result, subject to interpretation. The Projections summarized in this section, while presented with numerical specificity, were based on numerous assumptions and estimates that necessarily involve judgments with respect to the Company’s business, financial condition and results of operations, industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult or impossible to predict and many of which are beyond the Company’s control. The Projections also reflect assumptions that are subject to change, including, but not limited to, assumptions regarding: demand for the Company’s products and services; growth rates; market share; market size and conditions; competitive landscape; products and product mix; reimbursement rates; operating expenses; margins; estimates relating to payments the Company will make in respect of certain legal matters; the Company’s dividend policy; capital expenditures; and net working capital; completion of sales processes for certain VPMC Group assets in certain geographic markets. Important factors that may affect actual results and the achievability of the Projections include, but are not limited to: general economic conditions and disruptions in the financial, debt, capital, credit or securities markets; industry and market dynamics; competition; fluctuations in currency exchange rates; changes in applicable laws; and those risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2024, and its Quarterly Report on Form 10-Q for the three months ended February 28, 2025. See also the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements.” The Projections also reflect assumptions as to certain business decisions that are subject to change. There can be no assurance that the Projections will be realized, and actual results will likely differ, and may differ materially, from those shown. Generally, the further out the period to which the Projections relate, the less predictive the information becomes.

The Projections contain non-GAAP financial measures including Adjusted Operating Income, Adjusted EBITDA, Free Cash Flow and Unlevered Free Cash Flow. The Company’s senior management included such measures in the Projections because it believed that such measures may be useful in evaluating, on a prospective basis, the potential operating performance and cash flow of the Company. A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable with similar non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Adjusted Operating Income, Adjusted EBITDA, Free Cash Flow and Unlevered Free Cash Flow should not be considered as an alternative to operating income or net income as a measure of operating performance or operating cash flow or as a measure of liquidity. The SEC rules that would otherwise require a reconciliation of an adjusted financial measure to a GAAP financial measure do not apply to adjusted financial measures provided to a board of directors, senior management or a financial advisor in connection with a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of adjusted financial measures were not relied upon by the Board or the Company’s senior management or financial advisors in connection with their evaluation of the Merger. Accordingly, the Company has not provided a reconciliation of the adjusted financial measures included in the Projections to the relevant GAAP financial measures.

No independent registered public accounting firm provided any assistance in preparing the Projections. Accordingly, no independent registered public accounting firm has examined, compiled, or otherwise performed any procedures with respect to the Projections or expressed any opinion or given any other form of assurance with respect thereto, and they assume no responsibility for the information contained in the Projections. The Deloitte & Touche LLP report included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2024, relates solely to the historical financial information of the Company and to an assessment of the Company’s internal controls over financial reporting. Such report does not extend to the Projections and should not be read to do so.

The Projections summarized in this section were prepared prior to the execution of the Merger Agreement and have not been updated to reflect any changes after the date they were prepared. The Projections summarized in this section are based solely on information available to the Company’s senior management at the time of their preparation and have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement. The Company undertakes no obligation, except as required by law, to update or otherwise revise the Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error or to not be appropriate, or to reflect changes in general economic or industry conditions.

By including the Projections in this proxy statement, neither the Company nor any of its affiliates, advisors, officers, directors, or representatives has made or makes any representation to any security holder (or any other person or entity) regarding the information included in the Projections or the ultimate performance of the

Company, Parent or any other Parent Entity, the Surviving Corporation or any of their affiliates compared to the information contained in the Projections. The Company has made no representation to Parent, Merger Sub or any other Parent Entity, in the Merger Agreement or otherwise, concerning the Projections.

In light of the foregoing factors and the uncertainties inherent in the Projections, the Company’s stockholders are cautioned not to place undue, if any, reliance on the Projections.

Plans for the Company After the Merger

Following the Merger Closing, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are beneficially owned by investment funds affiliated with the Sycamore Investors. The shares of Company Common Stock are currently listed on the Nasdaq and registered under the Exchange Act. Following the Merger Closing, there will be no further market for the shares of Company Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company Common Stock will be delisted from the Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

From and after the Effective Time, the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors have been duly elected and qualified in accordance with the DGCL or the certificate of incorporation and bylaws of the Surviving Corporation, as the case may be. From and after the Effective Time, the directors of the Company immediately prior to the Effective Time will no longer serve as directors of the Company and the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, in each case, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors have been duly elected and qualified in accordance with the DGCL or the certificate of incorporation and bylaws of the Surviving Corporation, as the case may be.

The Sycamore Entities currently anticipate that, in connection with the closings, the Company will effect a reorganization of the Company and its subsidiaries and their respective assets and businesses into several distinct business units in accordance with the terms of the Merger Agreement. The Sycamore Entities anticipate that, with respect to each business unit, the operations of such business unit initially will be conducted following the Merger Closing substantially as such business unit is currently being conducted (except that neither the Company nor any such business unit will be a public company). The Sycamore Entities are currently conducting a review of the Company’s business units with a view towards determining whether any changes to operations should be made in order to improve the long-term earnings potential of each such business unit. Following the Merger Closing, the Sycamore Entities will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable following the Merger to enhance the business and operations of such business units. The Sycamore Entities may seek to sell or dispose of one or more of such business units or seek to combine one or more of such business units with other businesses. The Sycamore Entities have made arrangements with a potential provider of Shields Subordinated Financing (as defined below) that may, subject to the satisfaction of a number of conditions and contingencies, result in the future sale of the Shields business unit to such provider over the next several years.

As of the date of this proxy statement, other than the Merger and as described above or elsewhere in this proxy statement, the Sycamore Entities have no current intentions, plans, proposals or negotiations that relate to or would result in:

•	an extraordinary transaction, such as a merger, reorganization or liquidation, involving the Company or its subsidiaries;

•	any purchase, sale or transfer of a material amount of assets of the Company or any of its subsidiaries;

•	any material change in the present dividend rate or policy, or indebtedness or capitalization, of the Company;

•	any change in the present board of directors or management of the Company;

•	any other material change in the Company’s corporate structure or business;

•	any class of equity securities of the Company to be delisted from a national securities exchange;

•	any class of equity securities of the Company becoming eligible for termination of registration under the Exchange Act; or

•	the suspension of the Company’s obligation to file reports under the Exchange Act.

Nevertheless, the Sycamore Entities expressly reserve the right to make any such changes to the Company or its operations if they deem that it is beneficial to the business of the Sycamore Entities or the Company or in light of future developments.

Certain Effects of the Merger

If the Company’s stockholders approve the Merger Agreement Proposal and all other conditions to the Merger Closing are either satisfied or waived, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Treatment of the Shares of Company Common Stock

Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliate thereof, or the Dissenting Shares, if any) will be automatically converted into the right to receive (a) the Per Share Cash Consideration, and (b) the Per Share DAP Right Consideration. Each share of Company Common Stock that is, immediately prior to the Effective Time, held by the Company as treasury stock or owned by Parent, Merger Sub, or any other affiliate thereof will be automatically cancelled without payment of any consideration.

Treatment of Company Equity Awards and Employee Stock Purchase Plan

At the Effective Time, except as otherwise agreed upon in writing between the holder and Parent:

(1) each then-outstanding Company Stock Option for which the exercise price per share is less than the Per Share Cash Consideration will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (ii) the excess, if any, of (A) the Per Share Cash Consideration over (B) the exercise price per share of such Company Stock Option and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company Stock Option;

(2) each then-outstanding Company Stock Option for which the exercise price per share is equal to or greater than the Per Share Cash Consideration will be cancelled without payment of any consideration;

(3) each then-outstanding Company DSU will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company DSU;

(4) each then-outstanding Company RSU that has vested on or before the Merger Closing, but not yet settled, will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon);

(5) each then-outstanding Company RSU that is unvested as of the Merger Closing will automatically be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), with amounts in respect of such Company RSU payable on the RSU Vesting Date, subject to the holder of such Company RSU remaining in continuous service to the Company as an employee or consultant until the RSU Vesting Date;

(6) each then-outstanding Company PSA that is unvested and held by a former Company employee (as of immediately prior to the Merger Closing) will be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated in accordance with the applicable award agreement (to the extent applicable); and

(7) each then-outstanding Company PSA that is unvested and held by a person who is an employee of the Company (as of immediately prior to the Merger Closing) will be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such unvested Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated by the applicable award agreement (to the extent applicable), with amounts in respect of such unvested Company PSA payable on the PSA Vesting Date, subject to the holder of such Company PSA remaining in continuous service to the Company as an employee or consultant until the PSA Vesting Date.

With respect to the ESPP, any outstanding options granted under the ESPP will be exercised no later than immediately prior to the Merger Closing and the ESPP will be terminated prior to the Effective Time. In addition, the Board will take all necessary actions to provide that, following the date of the Merger Agreement, (1) no new offering period will commence, and the current offering period ending on December 31, 2025 will not be extended, (2) no new individuals will be permitted to enroll in the ESPP, (3) no participant will be permitted to increase their rate of deduction or purchases, and (4) no shares of Company Common Stock will be issued under the ESPP, except with respect to the offering period currently in effect.

Certain Effects of the Merger for Parent

Immediately following the consummation of the Merger, Parent will own all of the outstanding equity interests of the Company and, except with respect to the transactions contemplated by the DAP Rights

Agreement, will be the sole beneficiary of its future earnings, growth, and value, and will be the only entity entitled to vote on corporate matters affecting the Company.

Additionally, following the Merger, the Company Common Stock will be delisted from the Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded. See the section of this proxy statement entitled “Special Factors—Plans for the Company After the Merger.” As such, the Company will be relieved of the requirements applicable to public companies, including the pressure to meet analyst forecasts and the requirements and restrictions on trading that directors, officers, and beneficial owners of more than 10% of the shares of Company Common Stock face as a result of the provisions of Section 16 of the Exchange Act. The Company will also be relieved of the obligation to separately prepare and furnish information to its stockholders. Parent and the other Parent Entities will benefit from any regulatory compliance cost savings realized by the Company after it becomes a private company.

The primary detriments of the Merger to Parent and the other Parent Entities include the fact that all of the risks of any possible decrease in the future earnings, growth, or value of the Company following the Merger will be borne by Parent or other Parent Entities. Additionally, Parent’s ownership of the Company will be illiquid, with no public trading market for such securities.

Certain Effects on the Company if the Merger Is Not Completed

If the Merger Agreement is not approved by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, the Company will remain an independent public company, and the shares of Company Common Stock will continue to be registered under the Exchange Act and quoted on the Nasdaq, for so long as it continues to meet eligibility listing standards. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the retail pharmacy and healthcare industries in which the Company operates, and adverse economic conditions. You should also read and consider carefully the other information in this proxy statement, the annexes to this proxy statement, and the documents incorporated by reference herein, including the risk factors contained in the Company’s Annual Report on Form 10-K and other SEC filings. See the section of this proxy statement entitled “Where You Can Find More Information.”

Under specified circumstances under the Merger Agreement, the Company may be required to pay Parent (or one or more of its designees) a termination fee of either $158 million or $316 million or the documented out-of-pocket expenses of the Parent Entities and their affiliates, up to a maximum amount of $30 million, or Parent may be required to pay the Company a termination fee of $560 million. For more information, see the section of this proxy statement entitled “The Merger Agreement—Termination Fees; Reimbursement of Expenses.”

Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger

In considering the recommendation of the Board that the stockholders of the Company adopt the Merger Agreement, the Company’s stockholders should be aware that the executive officers and non-employee directors of the Company have certain interests in the Transactions that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement, the Merger and the other Transactions, and in making its recommendations with respect to the Merger Agreement.

For purposes of this disclosure, we have included each of the Company’s current executive officers. As such, our executive officers for purposes of these disclosures are:

•	Stefano Pessina, Executive Chairman of the Board

•	Timothy C. Wentworth, Chief Executive Officer

•	Manmohan Mahajan, Executive Vice President and Global Chief Financial Officer

•	Ornella Barra, Chief Operating Officer, International

•	Mary Langowski, Executive Vice President and President, U.S. Healthcare

•	Lanesha Minnix, Executive Vice President and Global Chief Legal Officer

•	Elizabeth Burger, Executive Vice President and Global Chief Human Resources Officer

•	Neal Sample, Executive Vice President and Chief Information Officer

•	Tracey Brown, Executive Vice President; President, Retail and Chief Customer Officer

•	Rick Gates, Senior Vice President and Chief Pharmacy Officer

•	Beth Leonard, Senior Vice President and Chief Corporate Affairs Officer

In accordance with SEC rules, this discussion also covers any former executive officer of the Company who served as an executive officer at any time since September 1, 2023, which consists of only Ginger L. Graham, former Interim Chief Executive Officer, who stepped down as Interim Chief Executive Officer, effective October 23, 2023, and resumed her service as director.

Our non-employee directors are Janice M. Babiak, Inderpal S. Bhandari, Ginger L. Graham, Bryan C. Hanson, Robert L. Huffines, Valerie B. Jarrett, John A. Lederer, Tom Polen, Nancy M. Schlichting and William H. Shrank.

The treatment of the Company’s Equity Awards and certain other compensation arrangements in connection with the Merger is provided in the Merger Agreement and is detailed below.

Treatment of Company Equity Awards, Employee Stock Purchase Plan and Common Stock

Stock Options

In connection with the completion of the Merger and subject to the terms of the Merger Agreement, at the Effective Time, except as otherwise agreed upon in writing between the holder and Parent, each then-outstanding Company Stock Option for which the exercise price per share is less than the Per Share Cash Consideration will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (1) an amount in cash equal to the product of (a) the number of shares of Company Common Stock subject to such Company Stock Option multiplied by (b) the excess, if any, of (i) the Per Share Cash Consideration over (ii) the exercise price per share of such Company Stock Option and (2) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company Stock Option.

Each then-outstanding Company Stock Option for which the exercise price per share is equal to or greater than the Per Share Cash Consideration will be cancelled without payment of any consideration.

Deferred Stock Units

In connection with the completion of the Merger and subject to the terms of the Merger Agreement, at the Effective Time, except as otherwise agreed upon in writing between the holder and Parent, each then-outstanding Company DSU will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (1) an amount in cash equal to the product of (a) the number of shares of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (b) the Per Share Cash Consideration and (2) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company DSU.

Restricted Stock Units

In connection with the completion of the Merger and subject to the terms of the Merger Agreement, at the Effective Time, except as otherwise agreed upon in writing between the holder and Parent:

(1)

each then-outstanding Company RSU that has vested on or before the Merger Closing, but not yet settled, will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon); and

(2)

each then-outstanding Company RSU that is unvested as of the Merger Closing will automatically be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), with amounts in respect of such Company RSU payable on the RSU Vesting Date, subject to the holder of such Company RSU remaining in continuous service to the Company as an employee or consultant until the RSU Vesting Date.

Performance Share Awards

In connection with the completion of the Merger and subject to the terms of the Merger Agreement, at the Effective Time, except as otherwise agreed upon in writing between the holder and Parent:

(1)

each then-outstanding Company PSA that is unvested and held by a former Company employee (as of immediately prior to the Merger Closing) will be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable); and

(2)

each then-outstanding Company PSA that is unvested and held by a person who is an employee of the Company (as of immediately prior to the Merger Closing) will be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such unvested Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), with amounts in respect of such unvested Company PSA payable on the PSA Vesting Date, subject to the holder of such Company PSA remaining in continuous service to the Company as an employee or consultant until the PSA Vesting Date.

Double-Trigger Protection

As described above, pursuant to the Merger Agreement, Company RSUs and Company PSAs will be converted into contingent awards that will be subject to the same accelerated vesting provisions as applicable to the corresponding Company Equity Award, including the “double-trigger” protection provided under the applicable award agreements. Pursuant to the applicable award agreements, upon (1) an involuntary termination of the holder’s employment by the Company without cause or (2) other than in the case of Mr. Pessina and Ms. Barra, a voluntary termination for good reason, in each case within one year following a change in control, (a) all Company RSUs held by the executive officers will vest in full and (b) all Company PSAs held by the executive officers will vest based on target level of performance and be pro-rated based on the number of full months that the executive officer is employed during the applicable performance period.

Quantification of Company Equity Awards

The following table sets forth, as of March 31, 2025, the latest practicable date to determine such amounts before the filing of this proxy statement, (1) the number of shares of Company Common Stock subject to Company DSUs, Company RSUs, and Company PSAs held by the Company’s executive officers and non-employee directors (with respect to Company PSAs, based on the target number of such shares subject thereto); (2) the aggregate cash consideration that would be payable in respect of such Company Equity Award based on the Per Share Cash Consideration; and (3) the number of DAP Rights to be granted to the applicable director or executive officer in respect of such Company Equity Award in accordance with the DAP Rights Agreement. The following table (a) does not capture vesting that would occur between March 31, 2025 and the Merger Closing or any grants that may occur during this period and (b) does not include Company Stock Options held by the executive officers, which have per share exercise prices in excess of the Per Share Cash Consideration and will be cancelled in connection with the Merger, or notional units credited to accounts under the Executive Deferred Plan (as defined below in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Deferred Compensation Plans”) that are measured by reference to a share of Company Common Stock.

Name		Number of Shares of Company Common Stock Subject to Company Equity Awards (#)(1)	Cash Consideration for Company Equity Awards ($)	Number of DAP Rights for Company Equity Awards (#)
Stefano Pessina	Company RSUs	1,317,544	15,085,883	1,317,544
	Company PSAs	—	—	—
Timothy C. Wentworth	Company RSUs	1,198,864	13,726,993	1,198,864
	Company PSAs	784,031	8,977,155	784,031
Manmohan Mahajan	Company RSUs	352,734	4,038,804	352,734
	Company PSAs	260,045	2,977,515	260,045
Ornella Barra	Company RSUs	525,167	6,013,162	525,167
	Company PSAs	370,467	4,241,847	370,467
Mary Langowski	Company RSUs	534,601	6,121,181	534,601
	Company PSAs	264,094	3,023,876	264,094
Ginger Graham	Company DSUs	95,962	1,098,765	95,962
Executive officers	Company RSUs	1,527,998	17,495,577	1,527,998
as a group (six individuals)	Company PSAs	876,027	10,030,509	876,027
Directors as a group (nine individuals)(2)	Company DSUs	394,152	4,513,040	394,152

(1)	Where applicable includes any shares of Company Common Stock subject to dividend equivalent units credited on original award.
(2)	This group does not include Ginger Graham who is separately set forth on the table.

Employee Stock Purchase Plan

With respect to the ESPP, any outstanding options granted under the ESPP will be exercised no later than immediately prior to the Merger Closing and the ESPP will be terminated prior to the Effective Time. In addition, the Board will take all necessary actions to provide that, following the date of the Merger Agreement, (1) no new offering period will commence, and the current offering period ending on December 31, 2025 will not be extended, (2) no new individuals will be permitted to enroll in the ESPP, (3) no participant will be permitted to increase their rate of deduction or purchases and (4) no shares of Company Common Stock will be issued under the ESPP except with respect to the offering period currently in effect.

Common Stock

At the Effective Time, each issued share of Company Common Stock held by our executives and directors will be treated in the same manner as the shares of Company Common Stock held by the unaffiliated stockholders and receive the same Per Share Consideration (i.e., $11.45 in cash per share of Company Common Stock and one DAP Right in accordance with the DAP Rights Agreement) on the same terms and conditions as the unaffiliated stockholders, as discussed above in the section of this proxy statement entitled “Special Factors—Provisions for Unaffiliated Stockholders.” The following table sets forth: (1) the number of shares of Company Common Stock held, as of March 31, 2025, the latest practicable date to determine such amounts before the filing of this proxy statement, by each of our executive officers and non-employee directors (which excludes shares of Company Common Stock subject to outstanding Company Equity Awards); (2) the aggregate cash consideration that would be payable for such shares of Company Common Stock based on the Per Share Cash Consideration; and (3) the number of DAP Rights to be granted to the applicable executive officer or non-employee director in respect of such shares of Company Common Stock in accordance with the DAP Rights Agreement.

Name	Number of Shares of Company Common Stock (#)	Cash Consideration for Shares of Company Common Stock ($)	Number of DAP Rights for Shares of Company Common Stock (#)
Stefano Pessina	145,621,079	1,667,361,355	145,621,079
Timothy C. Wentworth	133,150	1,524,568	133,150
Manmohan Mahajan	61,539	704,622	61,539
Ornella Barra	2,161,890	24,753,641	2,161,890
Mary Langowski	—	—	—
Ginger Graham	2,150	24,618	2,150
Executive officers as a group (six individuals)	167,050	1,912,723	167,050
Directors as a group (nine individuals)(1)	130,650	1,495,943	130,650

(1)	This group does not include Ginger Graham who is separately set forth on the table.

Severance Entitlements

Severance and Change in Control Plan

The Company maintains the Walgreens Boots Alliance, Inc. Executive Severance and Change in Control Plan (the “Severance and CIC Plan”), which provides eligible executives certain severance benefits. All of the executive officers are currently eligible for benefits under the Severance and CIC Plan, except for (1) Mr. Pessina, who, as Executive Chairman, is not eligible for participation in the Severance and CIC Plan, (2) Ms. Barra, who receives benefits pursuant to her employment agreement in lieu of benefits under the Severance and CIC Plan (as described below) and (3) Ms. Graham who stepped down as Interim Chief Executive Officer, effective October 23, 2023, and resumed her services as a director.

Upon an involuntary termination not for cause, death or disability, or upon a voluntary termination for “good reason” within one year following a “change in control” (as those terms are defined in the Severance and CIC Plan), an eligible executive would be entitled to receive, subject to the executive’s execution and non-revocation of a release of claims:

•

the annual incentive payment for the fiscal year in which the termination date occurs, based on target performance and pro-rated based on the number of days that the executive is employed during such fiscal year, less any annual incentive payment that was already paid to such executive officer for such fiscal year;

•	cash severance equal to two and a half times the executive officer’s annual salary and target annual bonus, payable in a lump sum; and

•

if the executive timely elects post-termination coverage under Section 4980 (“COBRA”) of the Code with respect to medical, vision, prescription and/or dental coverage, then reimbursement of the portion of the COBRA premiums for the executive and his or her eligible dependents that exceeds the premiums payable by active employees for similar employer-provided coverage (“COBRA Reimbursement”) for up to 18 months.

Each of our executive officers also will be eligible to receive the equity award acceleration benefits described above in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Treatment of Company Equity Awards, Employee Stock Purchase Plan and Common Stock—Double-Trigger Protection.” For an estimate of the value of the payments and benefits that would become payable under the Severance and CIC Plan in the event of a qualifying termination with respect to the Company’s Named Executive Officers who participate in the Severance and CIC Plan, see the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Quantification of Payments and Benefits to the Company’s Named Executive Officers” below. Assuming, solely for the purpose of the disclosure under this section, a qualifying termination on the assumed Merger Closing of November 5, 2025, based on the same assumptions described in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Quantification of Payments and Benefits to the Company’s Named Executive Officers,” the estimated aggregate value of the potential severance payments and benefits under the Severance and CIC Plan for the six executive officers who are not Named Executive Officers is $22,212,017.

Ornella Barra Employment Agreement

Ms. Barra is party to an employment agreement, which provides for a 12-month notice period prior to a termination of employment by the Company not for cause. Accordingly, if Ms. Barra incurs a termination by the Company not for cause, she would be entitled to 12 months’ notice and continue to receive her base salary and all other compensation and benefits during this notice period; provided, however, that the Company may terminate Ms. Barra’s employment immediately and pay in monthly installments through the end of the notice period base salary and cash payments in lieu of participation in a defined contribution plan (in lieu of further participation in any defined contribution plan, Ms. Barra receives a cash pension supplement of 40% of her base salary paid at the end of each month in twelve equal monthly installments). For an estimate of the value of the payments and benefits that would become payable to Ms. Barra under her employment agreement in the event of a termination not for cause, see the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Quantification of Payments and Benefits to the Company’s Named Executive Officers” below.

Retention Bonus Program

To promote retention and to incentivize efforts to both consummate the Merger and allow for a smooth transition following the consummation of the Merger, the Company has established a broad-based cash retention bonus program for the benefit of certain Company employees in accordance with the terms of the Merger Agreement (the “Retention Bonus Program”). Retention bonus awards granted pursuant to the Retention Bonus Program will generally vest and become payable (1) one-third upon the Merger Closing (the “First Retention Bonus Installment Payment”) and (2) two-thirds upon the one-year anniversary of the Merger Closing (the “Second Retention Bonus Installment Payment”), in each case subject to the employee’s continued employment or service with the Company through such date. If the employee incurs a termination by the Company without cause, then, subject to the recipient’s execution and non-revocation of a release of claims, the employee will generally be entitled to receive (a) if such termination occurs prior to the Merger Closing, the First Retention Bonus Installment Payment and (b) if such termination occurs following the Merger Closing, the Second Retention Bonus Installment Payment. Awards under the Retention Bonus Program (other than those described below with respect to our executive officers) will be determined by the Company, in consultation with Parent.

The retention bonus awards approved by the Compensation Leadership Performance Committee of the Board (the “CLPC”) for each of the Named Executive Officers (other than Messrs. Pessina and Wentworth and Ms. Graham, who did not receive a under the Retention Bonus Program) is set forth below in the table under the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Quantification of Payments and Benefits to the Company’s Named Executive Officers” below and the retention bonus awards for the six executive officers who are not Named Executive Officers is $4,420,000, in the aggregate.

280G Mitigation Actions

In analyzing the severance and other payments that could be made in connection with the Merger, the Company has determined that certain of the Company’s executives may be subject to an excise tax under Section 4999 of the Code on payments they will or may receive in connection with the Merger. Generally, an excise tax of 20% is imposed on each individual recipient of certain “parachute payments” that, under the rules of Section 280G of the Code, exceed a certain threshold amount for such individual and the corporation making the payments is denied a tax deduction for such payments. The excise tax due is in addition to the regular income and employment taxes otherwise payable in connection with compensatory payments to the affected individuals. Payments to certain executive officers that may be considered “parachute payments” for purposes of Sections 280G and 4999 of the Code include, as applicable, any severance payments (e.g., benefits payable under the Severance and CIC Plan), the value of the accelerated vesting of unvested equity awards upon a qualifying termination of employment and the retention bonuses.

Under the Merger Agreement, in consultation with Parent, the Company may implement certain strategies to mitigate the potential impact of Section 280G and 4999 of the Code. Such mitigation strategies may include entering into tax gross-up agreements to reimburse executives who would be subject to the imposition of an excise tax under Section 4999 of the Code on a “single-trigger” basis (i.e., based on the consummation of Merger alone, regardless of whether the employment of the executive is terminated) for the cost of such excise tax (and any income, employment or other taxes relating to the tax gross-up payments), up to an aggregate limit of $2,500,000, to put such executives in the same position as if such excise tax did not apply.

The Board has considered the impact of the potential excise taxes under Section 4999 of the Code on certain executives of the Company who may be subject to such excise taxes, and has determined that the imposition of the excise taxes on such executives would result in an unintended personal tax burden that would deprive the individuals of a portion of the value of their compensatory payments in connection with the Merger. The Board has considered the tax implications of Sections 280G and 4999 of the Code and assessed the costs and benefits of potential payments to alleviate the excise taxes, to the Company, its stockholders, and the affected executives. The Board believes that it is in the best interests of the Company and its stockholders to mitigate the negative impact to the affected executives that would otherwise result from the Merger, which is expected to bring significant financial benefits to the Company and its stockholders. As part of these efforts, the Company intends to enter into a tax gross-up agreement with one executive officer who is not a Named Executive Officer to reimburse such executive officer for excise taxes under Section 4999 of the Code (and any income, employment or other taxes relating to the tax gross-up payments), so that, on a net after-tax basis, the affected individual would be in the same position as if no such excise tax had applied. The estimated value of the tax gross-up payments for the one executive officer is $1,425,144. The actual amounts to be paid to such executive officer by the Company will not be finally determined until after the consummation of the Merger, but before the excise taxes become due, so the actual tax gross-up amount could be different from the amount estimated, subject to the aggregate maximum reimbursement set forth above. Such executive officer will retain the obligation to pay income and other taxes on all payments that may be received in connection with the Merger.

Post-Closing Compensation and Arrangements

As of the date of this proxy, none of the Company’s directors or executive officers has entered into any agreement or understanding regarding post-closing employment or providing compensation or benefits other than Mr. Pessina, who has agreed with Sponsor to have an executive role following the Merger, for which the compensation, if any, has not yet been agreed. However, continuing Company employees, including the executive officers, may hold preliminary discussions about, or may enter into, new employment or compensation arrangements with Parent or one or more of its affiliates, including a new long-term incentive plan for the Company to be implemented following the Merger Closing.

After the Merger Closing and in connection with the monetization of the Company’s debt or equity interests in the VPMC Group, individuals who were Company directors immediately prior to the Effective Time may be appointed as members of the Shareholder Representative or as the member of the Sale Committee appointed by the Shareholder Representative. From the Effective Time until the valid termination of the DAP Rights Agreement, each individual member of the committee that comprises or controls the Shareholder Representative will receive a quarterly cash retainer in the amount of $75,000 and the individual acting as the member of the Sale Committee appointed by the Shareholder Representative will receive a quarterly cash retainer in the amount of $75,000. For more information, see the section of this proxy statement entitled “The DAP Rights Agreement.”

In addition, Stefano Pessina, Executive Chairman of the Board, may serve on certain boards and other similar governing bodies of the companies holding the businesses of the Company and its subsidiaries after the Merger Closing and John Lederer, a member of the Board who is also a senior advisor to Sycamore and the Chief Executive Officer of Staples, Inc., a Sycamore portfolio company, may also serve on such boards and similar governing bodies after the Merger Closing as one of Sycamore’s designees. As described more fully elsewhere in this proxy statement (including under “Special Factors—Background of the Merger”), Messrs. Pessina and Lederer recused themselves from Board discussions related to the Sycamore proposal and/or any other alternative strategic transactions, as well as from discussions of valuation tied to the Sycamore proposal or other alternative strategic transactions.

Deferred Compensation Plans

The Company maintains the Walgreens Boots Alliance, Inc. Executive Retirement Savings Plan (the “Executive Deferred Plan”), which is a non-qualified supplemental retirement plan under which certain key employees, (1) receive Company contribution credits equal to matching contributions for those that cannot be made to the Company’s 401(k) Plan due to certain tax law limitations (“Company Contributions”) and (2) may elect to defer, on a pre-tax basis, up to (a) 50% of their annual base compensation and/or (b) 85% of their short-term incentive awards and any other bonus compensation (“Participant Contributions”). Each participant’s account under the Executive Deferred Plan is credited with investment gains and/or losses based on the investment fund elections of the participant, which may include the Company’s stock fund. Executive Deferred Plan accounts are paid following termination of employment. Company Contribution accounts are paid in a lump sum or installments, depending on the size of the account balance and the participant’s age at the time of employment termination. Participant Contribution accounts are paid in a lump sum or installments over a selected number of years, based on the participant’s advance election at the time of deferral. The Executive Deferred Plan is expected to remain outstanding upon the Merger Closing. All of the Company’s executive officers, other than Mr. Pessina and Mses. Barra and Graham participate in the Executive Deferred Plan, and all Company Contributions and Participant Contributions under the Executive Deferred Plan are fully vested.

The Company has also provided deferred compensation opportunities in the past through offering separate non-qualified deferred compensation/capital accumulation plans to executives and other management-level employees from time to time (the “CAP Plans”). The CAP Plans are frozen to new participants and future contributions. In the event of an involuntary termination of a participant within five years following a “change in control” (as such term is defined under the CAP Plans), such termination will be treated as a retirement entitling the participant to be credited with the highest interest rate permitted under the CAP Plans in the calculation of the accumulated value of the deferred amounts under the CAP Plans. Only one executive officer who is not a Named Executive Officer has an outstanding balance under the CAP Plans. Assuming an involuntary termination of employment on the assumed Merger Closing date of November 5, 2025, the estimated increase in value of payments under the CAP Plans to this executive officer as a result of such retirement enhancement is $19,809.

Stefano Pessina’s Reinvestment

Pursuant to the Reinvestment Agreement, Mr. Pessina and each of the other SP Investors has agreed to invest the aggregate cash proceeds received by Mr. Pessina and each of the other SP Investors at the Merger Closing, along with an additional cash amount, to purchase a number of common equity interests in the Topcos. For further detail, see the section of this proxy statement entitled “The Reinvestment Agreement.”

Stefano Pessina’s Interim Investors Agreement

Pursuant to the Interim Investors Agreement, which governs the respective rights and obligations of Mr. Pessina and each of the other SP Investors, on the one hand, and the other parties thereto, on the other hand, relating to the Merger Agreement, the Reinvestment Agreement, and related financing and guaranty arrangements prior to execution of final investors’ agreement documents, Mr. Pessina and each of the other SP Investors have agreed, among other things, to cooperate with respect to required regulatory filings, to allocate certain transaction expenses and reimbursement rights and to certain procedures with respect to amendments, consents, or waivers under the Merger Agreement. Mr. Pessina and each of the other SP Investors have further agreed not to transfer or encumber their owned Company Common Stock, subject to limited exceptions. The Interim Investors Agreement will remain in effect until the earlier of (i) the Merger Closing and the effectiveness of definitive investors’ agreements or (ii) the termination of the Merger Agreement. The foregoing summary of the Interim Investors Agreement is qualified in its entirety by reference to the copy of such agreement attached as an exhibit to the Schedule 13E-3 filed with the SEC in connection with the Merger and incorporated herein by reference.

Indemnification and Insurance

Pursuant to the Merger Agreement, the Company’s directors and officers will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement entitled “The Merger Agreement—Additional Agreements of the Parties to the Merger Agreement—Indemnification.”

Quantification of Payments and Benefits to the Company’s Named Executive Officers

The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K under the Securities Act, which requires disclosure of information about certain compensation for each Named Executive Officer of the Company that is based on, or otherwise relates to, the Merger. This compensation is referred to as “golden parachute” compensation by the SEC disclosure rules and is subject to a non-binding advisory vote of the stockholders of the Company.

The table below sets forth the dollar amounts of potential payments that each Named Executive Officer may be entitled to receive in connection with the Merger assuming a qualifying termination of employment on the Merger Closing date. Amounts reported below assume (1) solely for the purpose of the disclosure under this section, a Merger Closing date of November 5, 2025, (2) a maximum payout of $3.00 for each DAP Right, and (3) a qualifying termination of employment on the assumed Merger Closing date. The severance amount due to Ms. Barra is payable to her in British pounds and, for purposes of this table, is calculated using an exchange rate of £1=$1.261216. The calculations in the table below do not include any amounts that the Named Executive Officers were entitled to receive or that were vested as of the date hereof. In addition, these amounts do not attempt to forecast any additional awards, grants or forfeitures that may occur prior to the Effective Time or any awards that, by their terms, may vest in accordance with their terms irrespective of the Merger prior to the Effective Time. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a Named Executive Officer may differ materially from the amounts set forth below. For purposes of this discussion, “single-trigger” refers to compensation benefits that arise as a result of the consummation of the Merger. Because the Merger Closing will constitute a “change in control” under the Severance and CIC Plan and/or other compensation arrangements in which the Named Executive Officers participate, “double-trigger” in this disclosure refers to compensation and benefits that are payable upon a qualifying termination that occurs within a specified period of time following the consummation of the Merger.

Golden Parachute Compensation

Named Executive Officer	Cash ($)(1)	Equity($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Stefano Pessina	—	15,531,746	—	15,531,746
Timothy C. Wentworth	11,792,466	14,964,099	36,827	26,793,392
Manmohan Mahajan	6,165,925	5,057,238	36,827	11,259,990
Ornella Barra	2,466,626	6,139,759	—	8,606,385
Mary Langowski	6,508,476	6,636,636	36,827	13,181,939
Ginger Graham	—	—	—	—

(1)

Cash. The amounts shown represent the estimated value of (a) in the case of Messrs. Wentworth and Mahajan and Ms. Langowski, potential benefits under the Severance and CIC Plan, (b) in the case of Ms. Barra, potential severance benefits under her employment agreement and (c) in the case of Mr. Mahajan and Mses. Barra and Langowski, retention bonus awards under the Retention Bonus Program approved by the CLPC. In the case of Messrs. Wentworth and Mahajan and Ms. Langowski, the value of cash severance under the Severance and CIC Plan consists of (i) a lump sum cash severance payment equal to two and a half times such executive’s base salary and target bonus and (ii) a pro-rated target annual bonus for the year of termination. In the case of Ms. Barra, the value of cash severance under her employment agreement consists of (A) base salary continuation payments for 12 months following termination and (B) a cash pension supplement for 12 months following termination (equal to 40% of her annual base salary), paid at the end of each month in 12 equal monthly installments. Such cash severance payments are “double-trigger” and become payable only upon a qualifying termination following the Merger Closing, subject to the terms and conditions described in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Severance Entitlements.” The retention bonus awards for Mr. Mahajan and Mses. Barra and Langowski are payable as follows: (I) one-third of each retention bonus award is “single-trigger” and will be payable upon the Merger Closing; and (II) two-thirds of each retention bonus award is “double-trigger” and will be payable upon the one-year anniversary of the Merger Closing, in each case, subject to the executive’s continued employment or service with the Company through such date. In addition, a portion of the retention bonus awards will become payable upon a qualifying termination, as described in the section of this proxy entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Retention

Bonus Program.” The following table sets forth the separate values of each component of the estimated severance payments and the retention bonus awards.

Named Executive Officer	Cash Severance ($)	Pro-rated Bonus($)	Pension Supplement ($)	Retention Bonus ($)	Total ($)
Stefano Pessina	—	—	—	—	—
Timothy C. Wentworth	11,250,000	542,466	—	—	11,792,466
Manmohan Mahajan	5,062,500	203,425	—	900,000	6,165,925
Ornella Barra	1,027,590	—	411,036	1,028,000	2,466,626
Mary Langowski	5,343,750	214,726	—	950,000	6,508,476
Ginger Graham	—	—	—	—	—

(2)

Equity. The amounts in this column represent the aggregate estimated value payable to each of the Named Executive Officers assuming a qualifying termination on November 5, 2025 in respect of (a) the unvested Company RSUs (calculated by multiplying the total number of shares of Company Common Stock subject thereto, as applicable, by the Per Share Consideration, assuming maximum payout of the DAP Rights) and (b) the Company PSAs (calculated by multiplying the target shares of Company Common Stock subject thereto by the Per Share Consideration, assuming maximum payout of the DAP Rights, and pro-rated as described below), in each case, in accordance with the Merger Agreement and without regard to applicable taxes and withholdings. The outstanding unvested Company RSUs and unvested Company PSAs will be converted into contingent awards which will become vested if the executive experiences a qualifying termination within 12 months after the Merger Closing, and therefore are considered subject to “double-trigger” vesting acceleration; provided that, with respect to contingent awards in respect of the Company PSAs, such awards will be pro-rated based on the number of full months that the executive officer is employed during the applicable performance period. The estimated value of each such Company Equity Award (other than (i) Company Stock Options, which have a per share exercise price in excess of the Per Share Cash Consideration, and which will be cancelled in connection with the Merger and (ii) Company DSUs held by Ms. Graham which are fully vested) is shown in the following table. As discussed above, these calculations assume, among other things, a Merger Closing date of November 5, 2025 (which is the assumed date for purposes of this golden parachute compensation disclosure). None of the Company Stock Options held by our Named Executive Officers have a per share exercise price that is less than the Per Share Cash Consideration.

Named Executive Officer	Company RSUs($)	Company PSAs ($)	Total ($)
Stefano Pessina	15,531,746	—	15,531,746
Timothy C. Wentworth	10,558,283	4,405,816	14,964,099
Manmohan Mahajan	3,650,466	1,406,772	5,057,238
Ornella Barra	4,385,161	1,754,598	6,139,759
Mary Langowski	5,152,574	1,484,062	6,636,636
Ginger Graham	—	—	—

(3)

Perquisites/Benefits. For Messrs. Wentworth and Mahajan and Ms. Langowski, amounts shown reflect the value of the COBRA Reimbursement for 18 months pursuant to the Severance and CIC Plan. Such benefits are “double-trigger” and become payable only upon a qualifying termination within one year following the Merger Closing.

(4)

No Named Executive Officer is entitled to any tax reimbursement payments from the Company. Amounts shown do not include payment upon a termination following the Merger Closing of vested deferred compensation account balances under the Executive Deferred Plan, as described in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Deferred Compensation Plans.”

The calculations in the tables above are hypothetical estimates based on the assumptions discussed above, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, and do not reflect certain compensation actions that may occur before the completion of the Merger. The actual amount of payments and benefits that each of the Named Executive Officers receive in connection with the Merger may be higher or lower than those appearing in the table above.

Intent to Vote in Favor of the Merger

Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal.

Pursuant to the Voting Agreement, Mr. Pessina and the other SP Investors have agreed, among other things, and subject to the terms and conditions of the Voting Agreement, (i) to vote all shares of Company Common Stock owned by them in favor the Merger Agreement Proposal and the Adjournment Proposal (and pursuant to the existing shareholders agreement with the Company, the SP Investors are obligated to vote according to the Board’s recommendation in favor of the Merger-Related Compensation Proposal) and (ii) not to transfer or otherwise dispose of any of their shares of Company Common Stock prior to the Merger Closing (or the earlier termination of the Merger Agreement) except in specified circumstances. For further detail, see the section of this proxy statement entitled “The Voting Agreement.”

As of     , 2025, the Record Date for the Special Meeting,

•

our directors and executive officers directly owned, in the aggregate,      shares of Company Common Stock entitled to vote at the Special Meeting, or approximately   % of the voting power of all the outstanding shares of Company Common Stock and approximately   % of the voting power of the unaffiliated stockholders; and

•

Stefano Pessina and the other SP Investors owned, in the aggregate, shares of Company Common Stock entitled to vote at the Special Meeting, or approximately % of the voting power of all the outstanding shares of Company Common Stock.

As discussed below in the section of this proxy statement entitled “The Merger Agreement Proposal,” the approval of the Merger Agreement Proposal requires both the affirmative vote of (a) the majority of the outstanding shares and (b) the majority of the votes cast by the unaffiliated stockholders. Shares of Company Common Stock voted by the Recused Directors (including, in Mr. Pessina’s case, by any SP Investor) will not be included in determining whether the Merger Agreement Proposal has been approved by the affirmative vote of the majority of the votes cast by the unaffiliated stockholders.

Appraisal Rights

If you hold one or more shares of Company Common Stock, you may be entitled to appraisal rights under Delaware law and have the right to dissent from the Merger, have your shares appraised by the Delaware Court of Chancery and receive the “fair value” of such shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger) as of the completion of the Merger in place of the Per Share Consideration, as determined by such court, if you strictly comply with the procedures specified in Section 262, subject to certain limitations under the DGCL. Any such Company stockholders awarded “fair value” for their shares by the court would receive payment of that fair value in cash, together with interest, if any, in lieu of the right to receive the Per Share Consideration.

The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, a copy of which is accessible, without subscription or cost, at the following publicly available website, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. All references in Section 262 and in this summary to a “stockholder” are to the holder of record of shares of Company Common Stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262.

Under Section 262, the Company, not less than 20 days prior to the Special Meeting, must notify each stockholder who was a Company stockholder on the Record Date for notice of the Special Meeting and who is entitled to exercise appraisal rights, that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes the required notice to Company stockholders that appraisal rights are available in connection with the Merger. A holder of Company Common Stock who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion carefully. Failure to comply timely and properly with the requirements of Section 262 may result in the loss of appraisal rights. A stockholder who loses his, her or its appraisal rights will be entitled to receive the Per Share Consideration.

How to Exercise and Perfect Your Appraisal Rights. If you are a Company stockholder wishing to exercise the rights to seek an appraisal of your shares, you must do ALL of the following:

•

you must not vote in favor of the adoption of the Merger Agreement (but failure to vote against the adoption of the Merger Agreement, alone, will not constitute a waiver of appraisal rights). Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted “FOR” the Merger Agreement Proposal, if you vote by proxy and wish to exercise your appraisal rights, you must vote “AGAINST” the Merger Agreement Proposal or abstain from voting your shares;

•

you must deliver to the Company a written demand for appraisal of your shares before the vote on the adoption of the Merger Agreement at the Special Meeting and such demand must reasonably inform the Company of your identity and your intention to demand appraisal of your shares of Company Common Stock;

•

you must continuously hold the shares from the date of making the demand through the completion of the Merger. You will lose your appraisal rights if you transfer such shares before the completion of the Merger; and

•

you or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of such shares within 120 days after the completion of the Merger. The Surviving Corporation is under no obligation to file any such petition in the Delaware Court of Chancery and has no intention of doing so. Accordingly, it is the obligation of the Company stockholders to initiate all necessary action to perfect their appraisal rights in respect of shares of Company Common Stock within the time prescribed in Section 262.

Voting or by proxy, against, abstaining from voting on or failing to vote on the adoption and approval of the Merger Agreement will not constitute a written demand for appraisal as required by Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote.

Who May Exercise Appraisal Rights. Only a holder of record of shares of Company Common Stock issued and outstanding at the time a demand for appraisal is made and that continue to be issued and outstanding and held of record by such holder immediately prior to the completion of the Merger may assert appraisal rights for the shares of Company Common Stock registered in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder’s name appears in the stock ledger. The demand for appraisal must reasonably inform the Company of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its Company Common Stock. Beneficial owners who do not also hold their shares of common stock of record may not directly make appraisal demands to the Company. The beneficial holder must, in such cases, have the owner of record, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of Company Common Stock of record. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of Company Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of Company Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Company Common Stock as to which appraisal is sought. Where no number of shares of Company Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Company Common Stock held in the name of the record owner.

IF YOU HOLD YOUR SHARES IN BANK OR BROKER OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BANK, BROKER OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, YOU MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT YOUR APPRAISAL RIGHTS.

If you own shares of Company Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner. If you hold shares of Company Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

If you elect to exercise appraisal rights under Section 262, you should mail or deliver a written demand to:

Walgreens Boots Alliance Inc.

108 Wilmot Rd, MS #1858

Deerfield, IL 60015

Attention: Chief Legal Officer

The Company’s Actions After the Completion of the Merger. If the Merger is completed, the Surviving Corporation will give written notice of the completion of the Merger within 10 days after the completion of the Merger to you if you did not vote “FOR” the Merger Agreement Proposal and you made a written demand for appraisal in accordance with Section 262. At any time within 60 days after the completion of the Merger, if you have not commenced an appraisal proceeding or joined such a proceeding as a named party, you have the right to withdraw the demand and to accept the Per Share Consideration in accordance with the Merger Agreement for your shares of Company Common Stock. Within 120 days after the Merger Closing, but not later, either you, provided you have complied with the requirements of Section 262, or the Surviving Corporation may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by you, demanding a determination of the fair value of the shares of Company Common Stock held by all dissenting stockholders who are entitled to appraisal rights. The Surviving Corporation is under no obligation to file an appraisal petition and has no intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262.

Within 120 days after the completion of the Merger, provided you have complied with the provisions of Section 262, you will be entitled to receive from the Surviving Corporation, upon your written request, a statement setting forth the aggregate number of shares not voted in favor of the adoption and approval of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of those shares. The Surviving Corporation must mail this statement to you within the later of 10 days of receipt of the request or 10 days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of Company Common Stock held in a voting trust or by a nominee on your behalf you may, in your own name, file an appraisal petition or request from the Surviving Corporation the statement described in this paragraph. As noted above, however, a demand for appraisal may only be made by or on behalf of a holder of record of shares of Company Common Stock.

If a petition for appraisal is duly filed by you or another record holder of Company Common Stock who has properly exercised his or her appraisal rights in accordance with the provisions of Section 262, the Surviving Corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the office of the Delaware Register in Chancery in which the petition was filed with a duly verified list containing the names and addresses of all persons who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order the Delaware Register in Chancery to give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the Surviving Corporation and to the persons shown on such duly verified list at the addresses therein stated. The costs of these notices are borne by the Surviving Corporation. The Delaware Court of Chancery will then determine which persons are entitled to appraisal rights. If immediately before a merger the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Delaware Court of Chancery shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger for such total number of shares exceeds $1 million or (3) the merger was approved pursuant to Section 253 or Section 267 of the DGCL.

After determination of the persons entitled to appraisal of their shares of Company Common Stock, the appraisal proceeding will be conducted as to the shares of Company Common Stock owned by such stockholders, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of Company Common Stock at the completion of the Merger held by dissenting stockholders who have properly exercised his, her or its appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262, interest from the completion of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the completion of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash (which will be treated as an advance against the payment due to such person), in which case interest shall accrue after such payment only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time. When the fair value is determined, the Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order.

In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme

Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.” In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter’s exclusive remedy. The fair value of their shares as determined under Section 262 could be greater than, the same as, or less than the value of the Per Share Consideration. Sycamore does not anticipate offering more than the Per Share Consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Per Share Consideration. An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262.

Upon application by the Surviving Corporation or by any holder of Company Common Stock entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any Company stockholder whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights.

If no petition for appraisal is filed within 120 days after the completion of the Merger, or if you otherwise fail to perfect, successfully withdraw or lose your right to appraisal, then your right to appraisal will cease and you will be entitled to receive the Per Share Consideration described in the Merger Agreement, without interest thereon and subject to all applicable withholding.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. However, costs do not include attorneys and expert witness fees. Each stockholder is responsible for its own attorneys and expert witnesses expenses, although, upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

If you have duly demanded an appraisal in compliance with Section 262, you may not, after the completion of the Merger, vote the Company Common Stock subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to Company stockholders as of a Record Date prior to the completion of the Merger.

If you have not commenced an appraisal proceeding or joined such a proceeding as a named party, you may withdraw a demand for appraisal and accept the Per Share Consideration by delivering a written withdrawal of the demand for appraisal and an acceptance of the Per Share Consideration to the Surviving Corporation, except that any attempt to withdraw made more than 60 days after the completion of the Merger will require written approval of the Surviving Corporation, and no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery. Such approval may be conditioned on the terms the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered in the Merger within 60 days after the completion of the Merger. If you fail to perfect, effectively withdraw, waive or otherwise lose the appraisal right, your shares will be converted into the right to receive the Per Share Consideration.

Failure to follow the steps required by Section 262 for perfecting appraisal rights may result in the loss of appraisal rights. In that event, you will be entitled to receive the Per Share Consideration for your shares in accordance with the Merger Agreement. In view of the complexity of the provisions of Section 262, if you are a Company stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SECTION 262. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262, THE DGCL WILL GOVERN.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a general summary of the material U.S. federal income tax consequences of the Merger that are generally applicable to U.S. holders (as defined below). This discussion only applies to U.S. holders of Company Common Stock who hold their shares of Company Common Stock as capital assets within the meaning of Section 1221(a) of the Code (generally, property held for investment). This discussion is based on the Code, the proposed, temporary and final Treasury regulations promulgated thereunder, judicial authorities and published positions of the Internal Revenue Service (the “IRS”), all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect, and any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth herein. Neither the Company nor Parent has sought, nor will they seek, a ruling from the IRS regarding the U.S. federal income tax consequences of the Merger. Accordingly, there can be no assurance that the IRS will not take a contrary position regarding the tax consequences of the Merger described in this discussion or that any such contrary position would not be sustained.

This discussion is for general information purposes only and is not a complete description of tax considerations that may be relevant to a holder of Company Common Stock in light of such holder’s particular circumstances, nor does it apply to holders subject to special rules under U.S. federal income tax laws such as holders who are dealers or brokers in securities, currencies or commodities, traders in securities that elect a mark-to-market method of tax accounting, tax-exempt entities and organizations, banks, insurance companies or other financial institutions, mutual funds, regulated investment companies and real estate investment trusts, partnerships and other pass-through entities and investors therein, pension funds, individual retirement and other tax deferred accounts, “controlled foreign corporations,” “passive foreign investment companies,” “personal holding companies,” persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement,” persons holding Company Common Stock as part of a hedge, appreciated financial position, straddle, constructive sale, conversion transaction or other integrated or risk reduction transaction, persons who have a functional currency other than the U.S. dollar, persons who acquired their Company Common Stock through the exercise of Company Stock Options or in other compensatory transactions, holders that own or have owned within the past five years (or are deemed to own or have owned within the past five years) five percent (5%) or more of the outstanding Company Common Stock or certain former citizens or former long-term residents of the United States. Furthermore, no state, local or foreign tax considerations are addressed herein, nor does this discussion address any considerations relating to U.S. federal taxes other than the income tax (such as estate or gift taxes). In addition, the discussion does not address the Medicare tax on net investment income, any alternative minimum tax consequences, any considerations with respect to any withholding required pursuant to the Foreign Account Tax Compliance provisions of the HIRE Act of 2010 (including the Treasury regulations promulgated thereunder and any intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement), or the tax consequences of transactions effectuated prior to or after the Merger (whether or not such transactions occur in connection with the Merger). Finally, this discussion does not address the tax consequences to holders of shares of Company Common Stock who exercise appraisal rights.

This summary does not discuss any U.S. federal income tax considerations to persons holding Company Common Stock who are not U.S. holders. If you are not a U.S. holder, you should consult with your own tax advisor as to the consequences under U.S. federal, state and local tax laws and foreign tax laws with respect to the Merger, including the potential application of withholding tax to payments on the DAP Rights.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company Common Stock that is, for U.S. federal income tax purposes, (a) an individual citizen or resident of the United States, (b) a corporation (or other entity or arrangement taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (c) an estate the income of which is subject to United States federal income taxation regardless of its source, or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Company Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner and upon the activities of the partnership. Partnerships that hold such shares and persons treated as partners in such partnerships should consult their own tax advisors regarding the specific U.S. federal income tax consequences of the Merger to them.

The following discussion does not purport to be a complete analysis or discussion of all U.S. federal income tax consequences relating to the Merger. All holders of Company Common Stock should consult their own tax advisors as to the specific tax consequences to them of the Merger, including with respect to reporting requirements and the applicability and effect of any U.S. federal, state, local, non-U.S. or other tax laws in light of their particular circumstances.

General

An exchange of shares of Company Common Stock for the Per Share Consideration pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss a holder of Company Common Stock recognizes, and the timing and potentially the character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the DAP Rights, with respect to which there is substantial uncertainty.

The receipt of DAP Rights as part of the Per Share Consideration may be treated as either a “closed transaction” or an “open transaction” for U.S. federal income tax purposes. There is no authority directly on point addressing whether the receipt of, and payments made with respect to, contingent value rights with characteristics similar to the DAP Rights should be taxed as “open transactions” or “closed transactions,” and the issue is inherently factual in nature. Accordingly, holders are urged to consult their tax advisors regarding this issue. The installment method of reporting will not be available with respect to any gain attributable to the receipt of the DAP Rights because the Company Common Stock is traded on an established securities market.

The following sections discuss the tax consequences of the Merger if the receipt of the DAP Rights as part of the Per Share Consideration is treated as a closed transaction or, alternatively, as an open transaction. The Company and Parent urge you to consult your tax advisor with respect to the proper characterization of the receipt of the DAP Rights and the impact, if any, of the position that may be taken by the Company or Parent on such holder’s characterization of the Per Share Consideration.

Treatment of Consideration Received Upon the Closing of the Merger

Under either “closed” or “open” transaction treatment, gain or loss recognized in the Merger must be determined separately for each identifiable block of Company Common Stock surrendered in the Merger (i.e. shares of Company Common Stock acquired at the same cost in a single transaction). Any such gain or loss will be long-term if the Company Common Stock was held for more than one year before such disposition. For U.S. holders that are individuals, estates or trusts, long-term capital gains are generally taxed at preferential rates. The deductibility of both long-term and short-term capital losses is subject to certain limitations.

Treatment as Closed Transaction. If the fair market value of the DAP Rights can be “reasonably ascertained” as of the date of the Merger Closing, the receipt of the DAP Rights should generally be treated as “closed” for U.S. federal income tax purposes, in which event a U.S. holder should generally recognize capital gain or loss for U.S. federal income tax purposes upon Merger Closing equal to the difference between (x) the sum of the amount of cash received and the fair market value (determined as of the Merger Closing) of the DAP Rights received and (y) such U.S. holder’s adjusted tax basis in the Company Common Stock surrendered pursuant the Merger. Under such treatment, a U.S. holder’s initial tax basis in the DAP Rights will equal the fair market value of the DAP Rights on the date of the Merger Closing, and the holding period of the DAP Rights should begin on the day following the date of the Merger Closing.

Treatment as Open Transaction. If the fair market value of the DAP Rights cannot be “reasonably ascertained” as of the date of the Merger Closing, the receipt of the DAP Rights would generally qualify as an “open transaction.” If the receipt of the Per Share Consideration is treated as an “open transaction” for U.S. federal income tax purposes, subject to the discussion of future payments on the DAP Rights below, a U.S. holder would generally recognize (i) capital gain, if any, for U.S. federal income tax purposes upon consummation of the Merger if and to the extent the amount of cash received in the Merger exceeds such U.S. holder’s adjusted tax basis in the shares of Company Common Stock surrendered in the Merger or (ii) capital loss, if any, only after all payments in respect the DAP Rights have been received or it is determined that the U.S. holder’s right to receive further payments under the DAP Rights terminates.

Subject to the Section 483 Rules discussed below, if the transaction is “open” for U.S. federal income tax purposes, the fair market value of the DAP Rights at the Merger Closing would not be taken into account in determining the U.S. holder’s taxable gain upon receipt of the Per Share Consideration, and a U.S. holder would take no tax basis in the DAP Rights, but would recognize capital gain as payments with respect to the DAP Rights are made or deemed made in accordance with the U.S. holder’s regular method of accounting, but only to the extent the sum of such payments (and all previous payments under the DAP Rights), together with the amount of cash received upon Merger Closing, exceeds such U.S. holder’s adjusted tax basis in the Company Common Stock surrendered pursuant the Merger.

Subject to the Section 483 Rules discussed below, if the transaction is “open” for U.S. federal income tax purposes, a U.S. holder who does not receive an amount of cumulative cash proceeds pursuant to the Merger (including any payments received under the DAP Rights) at least equal to such U.S. holder’s adjusted tax basis in the Company Common Stock surrendered pursuant to the Merger will recognize a capital loss in the year that the U.S. holder’s right to receive further payments under the DAP Rights terminates.

It is the position of the IRS, as reflected in Treasury regulations, that only in “rare and extraordinary cases” is the value of property so uncertain as to warrant “open transaction” treatment.

Future Payments on the DAP Rights

Treatment as Closed Transaction. If the transaction is treated as a “closed transaction,” there is no direct authority with respect to the tax treatment of holding and receiving payments with respect to property similar to the DAP Rights. Accordingly, the amount, timing, and character of any gains, income or loss with respect to the DAP Rights are uncertain. It is possible that payments received with respect to a DAP Right, up to the amount of the U.S. holder’s adjusted tax basis in the DAP Right, may be treated as a non-taxable return of a U.S. holder’s adjusted tax basis in the DAP Right, with any amount received in excess of basis treated as gain from the disposition of the DAP Right. To the extent that payments received by a U.S. holder are not treated as described above, payments with respect to a DAP Right may be treated as either (i) payments with respect to a sale of a capital asset, (ii) ordinary income, or (iii) dividends. Additionally, in the event a payment received with respect to a DAP Right gives rise to capital gain, a portion of any such payment may be treated as imputed interest taxable as ordinary income under the Section 483 Rules discussed below. A U.S. holder may be entitled to recognize a loss if, at the time it is determined that there will be no further payments with respect to the DAP Rights, such U.S. holder has any remaining tax basis in such U.S. holder’s DAP Right.

Treatment as Open Transaction. As discussed above under “Special Factors—Treatment of Consideration Received Upon the Closing of the Merger—Treatment as Open Transaction,” if the receipt of the DAP Rights is treated as an “open transaction,” the U.S. holder would take payments under the DAP Rights into account when made or deemed made in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes. Such payment to a U.S. holder should be treated as a payment under a contract for the sale or exchange of Company Common Stock to which Section 483 of the Code may apply (the “Section 483 Rules”). Under the Section 483 Rules, a portion of the payments made pursuant to a DAP Right may be treated as imputed interest taxable as ordinary income to a U.S. holder of a DAP Right. The imputed interest amount would equal the excess of the amount of the DAP Right payment received over its present value at the Merger Closing, calculated using the applicable federal rate as the discount rate. A U.S. holder must include in its taxable income imputed interest pursuant to the Section 483 Rules in accordance with such U.S. holder’s regular method of accounting. The portion of the payment pursuant to a DAP Right that is not treated as imputed interest under the Section 483 Rules would generally be treated as a payment with respect to the sale of Company Common Stock, as discussed above under “Treatment of Consideration Received Upon Closing of the Merger—Treatment as Open Transaction.”

Due to the legal and factual uncertainty regarding the valuation and tax treatment of the DAP Rights, U.S. holders are urged to consult their tax advisors concerning the recognition of any gain or loss resulting from the receipt of the DAP Rights in the Merger and the tax consequences of the receipt of any payments under the DAP Rights after the Merger.

Information Reporting and Backup Withholding

In general, any payments made to a U.S. holder in exchange for Company Common Stock in the Merger or pursuant to the DAP Rights will be reported to the IRS unless the holder is an exempt recipient and appropriately certifies as to its status. Backup withholding, currently at a rate of 24%, may apply unless a U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Neither the Company nor Parent has sought or will seek any opinion of counsel or any ruling from the IRS with respect to the matters discussed herein. We urge holders of shares of Company Common Stock to consult their own tax advisors with respect to the specific tax consequences to them in connection with the Merger in light of their own particular circumstances, including the tax consequences under state, local, foreign and other tax laws.

Financing of the Merger

The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger will be approximately $18.8 billion, including related fees and expenses. The financing contemplated by the Merger Agreement is comprised of $13.33 billion committed to be funded on the Merger Closing from committed debt financing by the Debt Commitment Parties (the “Debt Financing”), $1.25 billion from committed preferred equity financing by the Preferred Equity Commitment Party (the “Preferred Equity Financing”), and $2.5 billion in the aggregate from an equity investment by the Equity Commitment Parties (the “Equity Financing”, collectively with the Debt Financing and Preferred Equity Financing, the “Financing”). Additionally, the SP Investors have agreed, on the terms and subject to the conditions set forth in the Reinvestment Agreement, to reinvest the aggregate Per Share Cash Consideration received by the SP Investors and invest an additional cash investment immediately following the Merger Closing (for a more detailed summary of the Reinvestment, see “The Reinvestment Agreement”).

Parent has delivered to the Company the Equity Commitment Letter, pursuant to which the Equity Commitment Parties have committed, subject to the terms and conditions contained therein, to provide equity financing in an aggregate amount of $2.5 billion to Parent and certain of the other Parent Entities at or prior to the Initial Closing, subject to and in accordance with the terms and conditions of the Equity Commitment Letter and the Merger Agreement. Certain of the Equity Commitment Parties, which we refer to as the guarantors, have also delivered to the Company a Limited Guaranty in favor of the Company to guarantee, subject to certain limitations, the payment of such guarantor’s pro rata share of the obligation of the Parent Entities to pay the Reverse Termination Fee and certain out-of-pocket fees, cost and expenses incurred by the Company in connection with, and solely to the extent reimbursable under, the Merger Agreement (subject to an aggregate cap of $30 million).

The Parent Entities have obtained debt financing commitments and preferred equity financing commitments, the proceeds of which, if drawn in connection with the Merger Closing, will be used to consummate the Merger and the other Transactions. The Debt Commitment Parties and the Preferred Equity Commitment Party have committed to provide the Parent Entities, severally, but not jointly, with debt financing and preferred equity financing in the amounts and on the terms and subject to the conditions set forth in the applicable Debt Commitment Letters and the Preferred Equity Commitment Letter. The obligations of the Debt Commitment Parties to provide the debt financing under the applicable Debt Commitment Letters and the Preferred Equity Commitment Party to provide the preferred equity financing under the Preferred Equity Commitment Letter are, in each case, subject to certain customary conditions.

Equity Financing

In connection with the Merger, Parent has delivered to the Company the Equity Commitment Letter, pursuant to which the Equity Commitment Parties have committed, subject to the terms and conditions contained therein, severally, but not jointly, to purchase, or cause a permitted assignee or assignees to purchase, in cash, at or prior to the Initial Closing, $2.5 billion in the aggregate of equity securities of Parent and certain of the other Parent Entities (the “Equity Financing”).

The obligation of each Equity Commitment Party to provide the Equity Financing is subject to a number of conditions, including (i) the satisfaction or waiver of each of the conditions to Parent’s and Merger Sub’s obligations to effect the Initial Closing set forth in the Merger Agreement (in each case, other than any conditions that by their nature are to be satisfied at the Initial Closing, but subject to the prior or substantially concurrent satisfaction of such conditions), (ii) the Financing contemplated in connection with the Initial Closing having been funded or being funded substantially concurrently with the Initial Closing assuming the funding of the applicable portion of such Equity Commitment Party’s commitment under the Equity Commitment Letter and (iii) the substantially simultaneous consummation of the Initial Closing.

The obligation of each Equity Commitment Party to fund the Equity Financing, or cause the Equity Financing to be funded, will automatically and immediately terminate upon the earliest to occur of (i) the consummation of the Merger Closing and the funding of the amounts committed by the Equity Commitment Parties under the Equity Commitment Letter, (ii) the valid termination of the Merger Agreement in accordance with its terms and (iii) the Company or its affiliates, or any of certain representatives authorized to act on behalf of the Company or its affiliates, (A) accepting any portion of the Reverse Termination Fee or accepting any payment from a guarantor in respect of such guarantor’s obligations under the Limited Guaranty, (B) asserting a claim against any Equity Commitment Party or any guarantor (or certain representatives of any guarantor) under the Equity Commitment Letter, the Limited Guaranty or the Merger Agreement, other than certain permitted claims or (C) asserting a claim that (x) any Equity Commitment Party’s liability in respect of the Equity Commitment Letter, the Merger Agreement, the Transactions contemplated thereby or any related matter is not limited to the commitments and cap specified in the Equity Commitment Letter or that the limitation of such liability to the amount of such commitments or cap is illegal, invalid or unenforceable, or (y) the liability of any of the guarantors in respect of the Limited Guaranty is not limited in accordance with the limitations set forth therein, or that any of such limitations is illegal, invalid or unenforceable.

The Company is an express third-party beneficiary of certain provisions of the Equity Commitment Letter, including, among others, provisions (i) limiting the ability of the Equity Commitment Parties to allocate their commitments to other affiliated entities where such allocation would reasonably be expected to prevent, impair or delay the consummation of the Transactions, (ii) obligating the Equity Commitment Parties to (A) cause the Parent Entities (other than Parent and Merger Sub) to be formed and to enter into joinders to the Merger Agreement and (B) cooperate in the preparation and filing of regulatory filings required under the Merger Agreement and (iii) entitling the Company to enforce the specific performance of the Parent Entities’ obligation to cause each Equity Commitment Party to fund its commitments under the Equity Commitment Letter. The Equity Commitment Letter may not be amended or otherwise modified without the prior written consent of Parent, the Company and each Equity Commitment Party.

Debt and Preferred Equity Financing

The Parent Entities have obtained debt financing commitments pursuant to (i) the USR ABL Commitment Letter in an aggregate principal amount of up to $5,000 million compromised of a senior secured asset-based revolving credit facility with maturity five (5) years after the date of the Merger Closing (the “USR ABL Facility”), (ii) the USR FILO Commitment Letter in an aggregate initial principal amount of up to $2,500 million comprised of a first-in-last-out term loan facility with maturity five (5) years after the date of the Merger Closing (the “FILO Facility”), (iii) the USR Factoring Commitment Letter in an aggregate purchase limit not to exceed $1,000 million comprised of a receivables purchase facility terminable, from and after the date that is ninety (90) days after the date of the Merger Closing, upon thirty (30) days’ prior written notice by either party thereto (the “Factoring Facility”), (iv) the International Commitment Letter in an aggregate principal amount of up to $5,100 million, comprised of (A) a senior secured term loan facility in an aggregate principal amount equal to $2,250 million with maturity seven (7) years after the date of the Merger Closing (the “International Term Loan Facility”), (B) a senior secured asset-based revolving credit facility in an aggregate principal amount of up to $850 million with maturity five (5) years after the date of the Merger Closing (the “International ABL Facility”) and (C) a senior secured bridge facility in an aggregate principal amount of up to $2,000 million with initial maturity one (1) year after the date of the Merger Closing (or in lieu thereof, senior secured notes with an anticipated maturity seven (7) years after the date of the Merger Closing issued in a Rule 144A or other private placement yielding up to $2,000 million in gross cash proceeds) (the “Secured Bridge/Notes”), (v) the Shields Commitment Letter in an aggregate principal amount of up to $2,600 million, comprised of (A) a senior secured term loan facility in an aggregate principal amount equal to $2,500 million with maturity five (5) years after the date of the Merger Closing (the “Shields Term Loan”) and (B) a senior secured cash-flow revolving credit facility in an aggregate principal amount up to $100 million with maturity five (5) years after the date of the Merger Closing (the “Shields Revolving Facility”), (vi) the Shields Bridge Commitment Letter in an aggregate principal amount of up to $2,000 million with maturity 180 days after the date of the Merger Closing (or, in lieu thereof, preferred equity or other financing yielding at least $2,000 million in cash proceeds) (the “Shields Subordinated Financing”) and (vii) the Real Estate Financing Commitment Letter in an aggregate principal amount up to $577 million comprised of a loan secured by certain real property with maturity 364 days after the date of the Merger Closing (the “Propco Facility”). In addition, the Parent Entities have obtained preferred equity financing commitments from the Preferred Equity Financing Commitment Party pursuant to the Preferred Equity Commitment Letter in an aggregate amount equal to $1,250 million (the “International Preferred

Equity”). Each of the International Preferred Equity and the Shields Subordinated Financing would be non-voting and would not include any rights to appoint members of any board of directors or other governing body. The proceeds of the FILO Facility, Factoring Facility, the International Term Loan Facility, the Secured Bridge/Notes, the Shields Term Loan, the Shields Subordinated Financing, the Propco Facility and the International Preferred Equity, together with any proceeds under the USR ABL Facility, the International ABL Facility and the Shields Revolving Facility, in each case, if drawn in connection with the Merger Closing, will be used to consummate the Merger and the other transactions contemplated by the Merger Agreement. The Debt Commitment Parties and the Preferred Equity Commitment Party have committed to provide the Parent Entities, severally, but not jointly, with the Debt Financing and the Preferred Equity Financing in connection with the consummation of the Merger and the other transactions contemplated by the Merger Agreement.

The obtaining of the Debt Financing and/or Preferred Equity Financing is not a condition to the Merger Closing. However, the Company has agreed to use its reasonable best efforts, and to cause its subsidiaries to use their reasonable best efforts, to provide to the Parent Entities, on a timely basis, reasonable cooperation that is reasonably requested or customary in arranging, syndicating and consummating the Debt Financing and/or Preferred Equity Financing, in each case subject to the terms set forth in the Merger Agreement. All existing third party debt for borrowed money of the Company and its subsidiaries under (i) the Three-Year Revolving Credit Agreement, dated as of August 9, 2023, by and among inter alios, the Company, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, (ii) the Delayed Draw Term Loan Credit Agreement, dated as of August 9, 2023, by and among inter alios, the Company, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, (iii) the Delayed Draw Term Loan Credit Agreement, dated as of December 19, 2022, by and among inter alios, the Company, the lenders party thereto from time to time and Toronto Dominion (Texas) LLC, as administrative agent and (iv) the Five-Year Revolving Credit Agreement, dated as of June 17, 2022, by and among inter alios, the Company, the lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent, in each case, as the foregoing may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Merger Closing, will be repaid and all commitments thereunder will be terminated and any liens and guarantees thereunder will be released or terminated at or promptly following the Merger Closing (the “Credit Agreement Refinancing”). In addition, the Notes (as defined in the section of this proxy statement entitled “The Merger Agreement—Treatment of Certain Notes”) may be subject to the treatment described in the section of this proxy statement entitled “The Merger Agreement—Treatment of Certain Notes” or subject to an alternative transaction with respect to the Notes by which the Notes will be repurchased, redeemed, defeased or satisfied and discharged (the “Notes Refinancing”, the Notes Refinancing, together with the Credit Agreement Refinancing, the “Closing Date Refinancing”).

The obligations of the Debt Commitment Parties to provide the Debt Financing under the applicable Debt Commitment Letters and the Preferred Equity Commitment Party to provide the Preferred Equity Financing under the Preferred Equity Commitment Letter are, in each case, subject to certain customary conditions, including the following:

•

the prior consummation or substantially concurrent consummation of the Merger (or, in the case of certain Debt Commitment Letters and the Preferred Equity Commitment Letter, the prior consummation or substantially concurrent consummation of the applicable reorganization transactions) in all material respects in accordance with the Merger Agreement, without any amendments, consents, waivers, supplements or other modifications by Parent or its affiliates that would be materially adverse to the interests of the Debt Commitment Parties or the Preferred Equity Commitment Party in their capacities as such without the approval thereof (such approval not to be unreasonably withheld, delayed or conditioned);

•	the prior funding and/or effectiveness or substantially concurrent funding and/or effectiveness of the Debt Financing and/or Preferred Equity Financing within the same capital structure;

•

since the date of the Merger Agreement, there not having occurred any change, effect, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect;

•	the occurrence or substantially concurrent funding of the applicable equity contribution;

•

the execution and delivery of definitive loan, guarantee and security documentation for the credit facilities, the execution and delivery of definitive preferred equity documentation for the preferred equity issuance and the delivery of customary closing documents (in each case, subject to the terms and conditions of the Debt Commitment Letters or the Preferred Equity Commitment Letter);

•

with respect to the Secured Bridge/Notes, the delivery of a customary offering memorandum for the secured notes offering pursuant to the International Commitment Letter and other customary information related thereto and the satisfaction of a marketing period of at least fifteen (15) consecutive business days following receipt of such offering memorandum (excluding certain customary blackout dates and blackout periods);

•	the prior payment or substantially concurrent payment of applicable fees and expenses;

•	the delivery of customary “know your customer” documentation and beneficial ownership information;

•	the delivery of certain audited and/or unaudited consolidated financial statements of the Company and/or its subsidiaries, together with certain pro forma financial information;

•

subject to customary limitations, the accuracy of certain fundamental representations and warranties made by the applicable borrowers and guarantors under the applicable credit facilities or the issuer under the preferred equity documentation;

•	with respect to the USR ABL Facility and the International ABL Facility, availability under the applicable borrowing base or deemed borrowing base;

•

subject to customary limitations, the accuracy of certain representations and warranties made in the Merger Agreement by or on behalf of the Company and its subsidiaries that are material to the interests of the Debt Commitment Parties or Preferred Equity Commitment Parties but only to the extent that Parent or its applicable subsidiaries or affiliates have the right (taking into account any applicable cure provisions in the Merger Agreement) to terminate their (or its) obligations under the Merger Agreement or otherwise have the right to decline to consummate the Merger without resulting in (x) the payment of any fees, liquidated damages or other amounts under the Merger Agreement in accordance with the Merger Agreement or (y) liability to them (or it) as a result of a breach of such representation or warranty in the Merger Agreement;

•	with respect to the USR ABL Facility and the FILO Facility, the prior consummation or substantially simultaneous consummation of the Closing Date Refinancing; and

•

with respect to the Real Estate Financing Commitment Letter, (i) the applicable borrower shall own fee title to the properties which secure the Propco Facility, (ii) the lender shall have a first priority lien against all such properties (subject to customary permitted encumbrances and special reserve provisions), in each case concurrently with the funding of the loan and (iii) no petition of bankruptcy, insolvency or reorganization having been filed by or against the applicable borrower with respect to the Propco Facility, the guarantor or certain affiliates.

The obligations of the applicable borrowers under the USR ABL Facility and the FILO Facility will be guaranteed by the material domestic and, in the case of the International Term Loan Facility, the International ABL Facility and the Secured Bridge/Notes, certain material non-U.S. subsidiaries of the applicable borrowers after giving effect to the Merger (the “Guarantors”), and such obligations and guarantees of the same will be secured by substantially all of the equity interests and personal property of the applicable borrowers and the Guarantors, subject, in each case, to customary exceptions, exclusions and materiality thresholds.

As of the date hereof, the documentation governing the Debt Financing contemplated by each debt commitment letter applicable to each facility thereof has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this proxy statement.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:

Description	Amount
Financial advisory fees and expenses	$
Legal fees and expenses	$
Accounting and tax advisory fees	$
SEC filing fees		$1,944,506
Printing, proxy solicitation and mailing costs	$
Miscellaneous	$
Total	$

It is also expected that Merger Sub and/or Parent will incur approximately $     of legal, financial and other advisory fees.

Regulatory Approvals

U.S. Antitrust Authorities

Under the HSR Act, certain transactions, including the Merger, may not be completed until pre-merger notifications have filed with the United States Department of Justice Antitrust Division (the “DOJ”) and the United States Federal Trade Commission (the “FTC”), and all statutory waiting period requirements have been satisfied. Completion of the Merger is subject to the expiration or termination of the applicable waiting periods under the HSR Act. Each of the Company and Parent filed its respective HSR Act notification and report with respect to the Merger on April 10, 2025. The waiting period under the HSR Act will expire at 11:59 p.m. on May 12, 2025 unless the waiting period is extended by a request for additional information or terminated earlier.

Foreign Regulatory Approvals

The completion of the Merger is subject to certain filings, approvals, clearances, expirations of waiting periods, or confirmations of no questions pursuant to foreign laws, including in respect of merger control in Germany, Mexico and United Kingdom, in respect of foreign investment in Germany and in respect of foreign subsidies in the European Union under Regulation (EU) 2022/2560 of the European Parliament and of the Council of December 14, 2022 on foreign subsidies distorting the internal market. The Company and Parent have filed relevant filings for some of the applicable non-U.S. regulatory approvals required for the completion of the Merger and are anticipating filing the remaining processes in due course.

Additionally, pursuant to health care laws and regulations, including applicable licensure requirements, in countries in which the Company operates outside of the United States, foreign governmental and regulatory authorities may require certain notifications in connection with the Merger. Completion of the Merger is subject to certain of these notifications. The Company’s applicable regulated subsidiaries and, as applicable, Parent will file such notifications, as required by such laws and regulations.

Other Regulatory Approvals

Pursuant to health care laws and regulations, including applicable licensure requirements and state healthcare notice of material transaction laws, governmental and regulatory authorities may require certain approvals, filings or other notifications in connection with the Merger. Completion of the Merger is subject to certain of these approvals and filings. Certain state agencies retain the authority to perform cost and impact reviews in connection with the Merger and to challenge the Merger on such grounds. The Company’s applicable regulated subsidiaries and, as applicable, Parent will file statements, applications or other notices, as required by such laws and regulations.

There can be no assurances that all of the required regulatory approvals will be obtained and, if obtained, there can be no assurances as to the timing of any approvals. At any time before or after the Effective Time, the DOJ, the FTC, U.S. state attorneys general, as well as non-U.S. regulatory bodies could take action under the relevant laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the consummation of the Merger or conditionally approving the Merger upon certain regulatory conditions or remedies. Private parties may also seek to take legal action under the applicable laws under some circumstances. There can be no assurance that a challenge to the Merger will not be made or, if such a challenge is made, that it would not be successful.

Effective Time of the Merger

The parties intend to complete certain pre-closing transactions at an Initial Closing that will take place on the business day immediately prior to the Merger Closing.

The Initial Closing is conditioned on certain conditions, including (i) the adoption and approval of the Merger Agreement by both the affirmative vote of the majority of the outstanding shares and the majority of the votes cast by the unaffiliated stockholders, (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Act, (iii) certain other approvals and clearances by government authorities (including the expiration of any waiting periods in respect thereof), (iv) certain filings under healthcare notification laws (including the expiration of any waiting periods in respect thereof), and (v) other customary conditions, such as the absence of any legal restraint prohibiting the consummation of the Transactions and the absence of any Company Material Adverse Effect (as defined in the Merger Agreement).

The Merger Closing is conditioned on the consummation of the Initial Closing and certain limited conditions, including the absence of a Company Material Adverse Effect since the Initial Closing. The Merger Closing will occur on the business day immediately following the Initial Closing. At the Merger Closing, the Company and Parent will cause the Merger to be consummated by filing all necessary documentation, including a certificate of merger, and the Merger will become effective as of the time that the certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later date as may be agreed by the parties in writing and specified in the certificate of merger).

Payment of Per Share Consideration

At the Effective Time, each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares, if any) will be automatically converted into the right to receive the Per Share Consideration, upon the terms and subject to the conditions set forth in the Merger Agreement whereupon all such shares of Company Common Stock will be automatically cancelled, will cease to be outstanding and will cease to exist, and the holders of such shares of Company Common Stock will cease to have any rights with respect to their shares of Company Common Stock other than the right to receive the Per Share Consideration. The Excluded Shares and the Dissenting Shares will be cancelled without payment of any consideration (subject only to such rights as are granted by Section 262 to any holder of Dissenting Shares) and cease to exist and will not be converted into the right to receive the Per Share Consideration in the Merger.

At or prior to the Effective Time, Parent will (i) enter into an agreement (in form and substance reasonably acceptable to the Company) with a Paying Agent to act as Paying Agent for the Merger and (ii) cause to be deposited with the Paying Agent, cash in an amount (net of the Initial Closing consideration) sufficient to pay the Per Share Cash Consideration, excluding any amounts to be reinvested pursuant to the Reinvestment Agreement, which deposited amount we refer to as the Payment Fund (as defined below), and the Company shall deposit with the Paying Agent the Initial Closing consideration, for the benefit of the holders of shares of Company Common Stock (other than Excluded Shares and Dissenting Shares, if any) outstanding as of immediately prior to the Effective Time, for payment in accordance with the terms of the Merger Agreement. For the avoidance of doubt, subject to the terms of the Merger Agreement, Parent will not be required to deposit any funds related to any DAP Right with the Rights Agent unless and until such deposit is required pursuant to the DAP Rights Agreement.

At or prior to the Effective Time, DAP Issuer will designate the Rights Agent to register DAP Rights in a book-entry position for each DAP Right Holder. The Rights Agent will pay the DAP Right Holders upon the occurrence of certain conditions, pursuant to the terms and conditions of the DAP Rights Agreement.

After the completion of the Merger, you will cease to have any rights as a stockholder of the Company other than the right to receive the Per Share Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.

Provisions for Unaffiliated Stockholders

No provision has been made to grant the unaffiliated stockholders access to the corporate files of the Company or any other party to the Merger or to obtain counsel or appraisal services at the expense of the Company or any other such party.

Accounting Treatment

The Merger is expected to be accounted for as a business combination under GAAP. However, the accounting treatment is preliminary and subject to change.

THE MERGER AGREEMENT

The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference within this proxy statement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read carefully the Merger Agreement in its entirety before making any decisions regarding the Merger because it is the principal document governing the Merger.

In reviewing the Merger Agreement, please remember that it is included to provide you with information regarding its terms. The Merger Agreement contains representations and warranties by each Parent Entity and the Company. The representations and warranties of each party have been made for the benefit of each other party to the Merger Agreement and have been qualified by certain disclosures that were made to each other party in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement is included to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company and the Parent Entities were qualified and subject to important limitations agreed to by the Company and the Parent Entities in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing as facts the matters described therein. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in a disclosure schedule that the Company delivered to Parent in connection with the Merger Agreement, which we refer to as the “Company Disclosure Letter” and which disclosures are not reflected in the Merger Agreement. Company stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement, and such subsequent developments or new information may not be included in this proxy statement. The representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference within this proxy statement. See the section of this proxy statement entitled “Where You Can Find More Information.”

The Merger; Directors and Officers

Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub, a wholly owned subsidiary of Parent, will merge with and into the Company, with the Company continuing as the Surviving Corporation. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Surviving Corporation will become a wholly owned subsidiary of Parent and the Company Common Stock will no longer be publicly traded.

At the Effective Time, the certificate of incorporation of the Company will be amended and restated in its entirety to read as set forth on exhibit D to the Merger Agreement. The bylaws of the Company will also be amended and restated in their entirety at the Effective Time so that, immediately following the Effective Time, they are identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that all references to the name of Merger Sub will be changed to refer to the Company. The directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation.

Closings and Effective Time of the Merger

Initial Closing

The Initial Closing, including the sale of certain businesses of the Company in connection with the reorganization (described below), will occur on a date to be agreed upon by Parent and the Company that is no later than the third business day following the satisfaction or waiver of all of the conditions to the Initial Closing set forth in the Merger Agreement or at such other date as the parties may mutually agree in writing, it being understood and agreed that the Initial Closing will occur on a business day with respect to which the immediately following calendar day is also a business day on which the Merger Closing, can be consummated. However, if the Marketing Period (described below) has not ended at such time, then the Initial Closing will occur instead on the earliest of (i) any business day during the Marketing Period as may be specified by Parent on no less than three business days’ prior written notice to the Company, (ii) the third business day following the final day of the Marketing Period or (iii) such other date, time or place as the parties to the Merger Agreement mutually agree in writing, subject, in each case, to the satisfaction or waiver of the conditions to the Initial Closing (other than those conditions that by their nature are to be satisfied at the Initial Closing, but subject to the satisfaction or waiver of such conditions at such time).

Merger Closing

Subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement and by applicable law) of the conditions to the Merger Closing set forth in the Merger Agreement, the Merger Closing will take place on the first business day following the Initial Closing.

The Merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State or at such subsequent time or date as Parent and the Company may agree and specify in the certificate of merger.

We intend to complete the Merger as promptly as practicable, subject to the Company Stockholder Approval and the satisfaction of the other closing conditions. Although we currently expect to complete the Merger during the fourth fiscal quarter of 2025, we cannot specify when or assure you that all conditions to the Merger Closing will be satisfied or waived.

Marketing Period

The “Marketing Period” refers to the first period of 15 consecutive business days throughout which both:

•

Parent will have certain financial statements (and related audit reports) relating the Company’s international segment, any financial information and data that is reasonably requested by the Parent to prepare pro forma financial statements relating the Company’s international segment (provided the Company will have no obligation to prepare any such pro forma financial statements), and other pertinent and customary financial or related information that is reasonably requested by Parent to market and consummate a Rule 144A offering of high yield debt securities by the Company’s international segment, which information we refer to as required financial information, and such required financial information will be compliant (as described below); and

•

the conditions to the Initial Closing of Parent, Merger Sub and the Company will have been satisfied or waived (other than those conditions that by their nature can only be satisfied at the Initial Closing) and nothing will have occurred and no condition will exist that would cause any of the other conditions to the Initial Closing applicable to the Parent Entities to fail to be satisfied, assuming that the date of the Initial Closing were to be scheduled for any time during such 15 consecutive business day period.

With respect to the required financial information, the term “compliant” means:

•

such required financial information is, and remains throughout the Marketing Period, compliant in all material respects with all applicable requirements of Regulations S-K and S-X under the Securities Act applicable to offerings of debt securities on a registration statement on Form S-1 (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities);

•

such required financial information does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such required financial information not misleading under the circumstances in which it was made available; and

•

the financial statements included in such required financial information would not be deemed stale or otherwise be unusable under customary practices for a Rule 144A offering of high yield debt securities and are sufficient to permit the Company’s auditors to issue customary comfort letters (including providing customary negative assurance over any pro forma financial statements) when customarily required to be delivered during the Marketing Period, subject to their completion of customary procedures.

For avoidance of doubt, required financial information will not be compliant if the Company’s auditors have withdrawn their audit opinion related to any audited financial statements included in the required financial information or if any interim financial statements included in the required financial information has not been reviewed by the Company’s auditors.

The Marketing Period will not be deemed to commence if, prior to the completion of the Marketing Period:

•	the Company’s auditors have withdrawn their audit opinion contained in the required financial information;

•

the Company issues a public statement indicating its intent to restate any historical financial statements relating to the Company’s international segment or that any such restatement is under consideration or may be a possibility; or

•	the required financial information ceases to be compliant (as described above) or would be required to be updated in order to be compliant on any day during such 15 consecutive business day period.

The Marketing Period will end on any earlier date on which all of the Debt Financing or any alternative financing pursuant to the terms of the Merger Agreement is obtained.

If we reasonably believe we have delivered the applicable required financial information, we may deliver to Parent a written notice to that effect (stating when we believe we completed such delivery), in which case the Marketing Period will be deemed to have commenced on the date specified in that notice unless Parent in good faith reasonably believes we have not completed delivery of the required financial information and, within two business days after the delivery of such notice by us, delivers written notice to us to that effect (stating with reasonable specificity which required financial information Parent reasonably believes we have not delivered).

If the Marketing Period has not ended on or prior to (i) August 19, 2025, then the Marketing Period will not commence earlier than September 2, 2025, or (ii) December 19, 2025, then the Marketing Period will not commence earlier than January 5, 2026.

Merger Consideration

At the Effective Time, each issued and outstanding share of Company Common Stock, other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other affiliate thereof and Dissenting Shares, will be canceled and automatically converted into the right to receive (i) the Per Share Cash Consideration, and (ii) the Per Share DAP Right Consideration, subject to potential adjustment in accordance with the terms of the Merger Agreement and the DAP Rights Agreement in the event that, prior to the Merger Closing, the Company monetizes some or all of the Divested Assets. To the extent so agreed, such cash amounts from any monetization of some or all of the Divested Assets will be added to the Per Share Cash Consideration and will not be payable under the DAP Rights Agreement (and if the applicable transaction is an sale of the entire VPMC Group and does not include any deferred cash consideration (including any escrow or holdback amount), then the DAP Rights will be removed from the Per Share Consideration).

The Per Share Consideration and certain amounts payable under the DAP Rights Agreement, in addition to any other applicable economic, share-based term or provision in the Merger Agreement, will be adjusted to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization or other like change with respect to Company Common Stock occurring after the date of the Merger Agreement and prior to the Effective Time.

Any shares of Company Common Stock that are held in the treasury of the Company and any shares of Company Common Stock owned by any subsidiary of the Company, Parent, Merger Sub or any other affiliate of Parent, will automatically be canceled and no consideration will be paid for such shares.

Any Dissenting Shares will be entitled to the rights granted by Section 262. These rights are discussed more fully under the section of this proxy statement entitled “Special Factors—Appraisal Rights.”

Payment Procedures

At or prior to the Effective Time, Parent will enter into an agreement (in form and substance reasonably acceptable to the Company) with a paying agent for the Merger, for the Paying Agent to act in such capacity for the Merger and cause to be deposited with the Paying Agent, cash in an amount sufficient to pay the Per Share Cash Consideration (the “Payment Fund”), excluding any amounts to be reinvested pursuant to the Reinvestment Agreement, and the Company will deposit with the Paying Agent the Initial Closing Consideration (as defined in the Merger Agreement), for the benefit of the holders of shares of Company Common Stock (other than holders of Dissenting Shares or shares to be cancelled in accordance with the Merger Agreement) outstanding immediately prior to the Effective Time. The Payment Fund may not be used for any purpose other than to fund payments to stockholders pursuant to the Merger Agreement. The Payment Fund will be invested by the Paying Agent as directed by Parent, except that these investments must be in obligations of or guaranteed by the United States, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available). No gain or loss on the Payment Fund will affect the amounts payable under the Merger Agreement and Parent must take all actions necessary to ensure that the Payment Fund includes at all times cash sufficient to satisfy Parent’s obligation to pay the aggregate Per Share Cash Consideration under the Merger Agreement. Any interest and other income resulting from these investments (net of any losses) will be paid to Parent upon termination of the Payment Fund in accordance with the Merger Agreement. In the event the Payment Fund is diminished below the level required for the Paying Agent to make prompt cash payments as required under the Merger Agreement, Parent must, or must cause the Surviving Corporation to, immediately deposit additional cash into the Payment Fund equal to the deficiency in the amount required to make such payments.

Within five business days after the Effective Time, Parent will cause the Paying Agent to mail to each holder of record of a certificate representing shares of Company Common Stock a letter of transmittal and instructions for use in effecting the surrender of the certificates in exchange for the Per Share Consideration payable with respect thereto. Upon surrender of a certificate to the Paying Agent in accordance with the terms of such letter of transmittal, duly executed, the holder of such certificate will be promptly paid in exchange therefor (i) a cash amount in immediately available funds equal to the number of shares of Company Common Stock formerly represented by such certificate multiplied by the Per Share Cash Consideration and (ii) a number of DAP Rights equal to the number of shares of Company Common Stock formerly represented by such certificate, subject to any applicable withholding, and the certificate so surrendered will forthwith be cancelled.

Any holder of uncertificated shares that immediately prior to the Effective Time represented shares of Company Common Stock (other than Dissenting Shares or the shares to be cancelled in accordance with the Merger Agreement) will not be required to deliver a certificate or an executed letter of transmittal to the Paying Agent to receive the Per Share Consideration that such holder is entitled to receive pursuant to the Merger Agreement. In lieu thereof, each holder of record of one or more uncertificated shares will, upon receipt by the Paying Agent of an “agent’s message” in customary form with respect to any uncertificated share (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), be promptly paid the Per Share Consideration in respect of such uncertificated share, subject to any applicable withholding, and such uncertificated share will forthwith be cancelled.

Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”), pursuant to which the Paying Agent will transmit to DTC or its nominee on the Merger Closing an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of shares of Company Common Stock (other than Dissenting Shares or the shares to be cancelled in accordance with the Merger Agreement) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (ii) the Per Share Cash Consideration, subject to any applicable withholding.

Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Rights Agent under the DAP Rights Agreement, pursuant to which the Rights Agent will (i) record in the name(s) of the appropriate holder(s) of certificates or uncertificated shares an aggregate number of DAP Rights equal to the aggregate number of DAP Rights to be issued pursuant to the Merger Agreement and (ii) when required pursuant to the DAP Rights Agreement and the Merger Agreement, deliver to such holder(s) the DAP Rights, via book-entry positions. With respect to DAP Rights, any payments made in respect of DAP Rights and the payment procedures with respect thereto will be governed by the DAP Rights Agreement.

No interest will be paid or accrued on the cash payable upon the surrender of certificates or uncertificated shares. In the event of a transfer of ownership of a certificate or uncertificated shares which is not registered in the transfer records of the Company, the Per Share Consideration with respect thereto may be paid to a person other than the person in whose name the certificate or uncertificated shares is registered, if, in the case of a certificate, such certificate is presented to the Paying Agent, and in each case the transferor provides to Paying Agent and the Rights Agent, (i) all documents required to evidence and effect such transfer and (ii) evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by the Merger Agreement, each certificate and all uncertificated shares (other than certificates or uncertificated shares representing Dissenting Shares) will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Per Share Consideration as contemplated by the Merger Agreement.

All Per Share Consideration paid upon the surrender of certificates and cancellation of uncertificated shares in accordance with the terms of the Merger Agreement will be deemed to have been paid in satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such certificates and uncertificated shares, and from and after the Effective Time there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates or uncertificated shares are presented to the Surviving Corporation or the Paying Agent or the Rights Agent for any reason, they will be cancelled and exchanged as provided in the Merger Agreement.

Any portion of the Payment Fund that remains undistributed to the holders of certificates and uncertificated shares for one year after the Effective Time (including all interest and other income received by the Paying Agent in respect of all funds made available to it) will be delivered to Parent (or the Surviving Corporation as directed by Parent), upon demand, and any holder of a certificate or uncertificated shares (other than Dissenting Shares or the shares to be cancelled in accordance with the Merger Agreement) who has not previously complied with the Merger Agreement will be entitled to receive only from Parent or the Surviving Corporation (subject to abandoned property, escheat and other similar laws) payment of its claim for Per Share Consideration, without interest. Any amounts remaining unclaimed by holders of any such certificates or uncertificated shares five years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any governmental entity, will, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interest of any such holders previously entitled thereto.

To the extent permitted by applicable law, none of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent will be liable to any holder of shares of Company Common Stock for any amount required to be delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any certificates or uncertificated shares have not been surrendered prior to the date on which the related Per Share Consideration would escheat to or become the property of any governmental entity, any such Per Share Consideration will, to the extent permitted by applicable law, immediately prior to such time become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

If any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, and, if reasonably required by Parent, the posting by such person of a bond in such reasonable and customary amount as Parent may direct as indemnity against any claim that may be made against it with respect to such certificate, the Paying Agent and the Right Agent will pay, in exchange for such lost, stolen or destroyed certificate, the Per Share Consideration to be paid in respect of the shares of Company Common Stock formerly represented thereby pursuant to the Merger Agreement.

Appraisal Rights

Shares of Company Common Stock issued and outstanding immediately prior to the Effective Time of the Merger that are held by a holder who has made a proper and valid demand for appraisal of such shares of Company Common Stock in accordance with Section 262, continuously holds such shares of record from the date of the making of the demand through the Effective Time of the Merger and has not thereafter failed to perfect, withdraw or otherwise lose his, her or its rights to appraisal, which we refer to as Dissenting Shares, will not be converted into or represent the right to receive the Per Share Consideration in accordance with the Merger Agreement. Holders of Dissenting Shares will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive in lieu of the Per Share Consideration payment in cash of the amount determined by the Delaware Court of Chancery to be the “fair value” of the shares of Company Common Stock as of the Effective Time of the Merger. These rights are discussed more fully under the section of this proxy statement entitled “Appraisal Rights.”

If any Dissenting Shares lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares will be deemed to have been converted as of the Effective Time into the right to receive the Per Share Consideration in accordance with the Merger Agreement, without interest and subject to deduction for any required withholding tax, and will not thereafter be deemed to be Dissenting Shares.

The Company must give Parent: (i) prompt notice of any written demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice, withdrawal or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand; and (ii) the right to participate in all negotiations and proceedings with respect to any such demand, notice, withdrawal or instrument. The Company may not settle or pay or make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument or agree to do any of the foregoing unless Parent has given its written consent to such settlement, payment or payment or settlement offer.

Treatment of Company Stock Awards and Employee Stock Purchase Plan

At the Effective Time, except as otherwise agreed upon in writing between the holder and Parent:

(1)

each then-outstanding Company Stock Option will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (ii) the excess, if any, of (A) the Per Share Cash Consideration over (B) the exercise price per share of such Company Stock Option; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company Stock Option;

(2)	each then-outstanding Company Stock Option for which the exercise price per share is equal to or greater than the Per Share Cash Consideration will be cancelled without payment of any consideration;

(3)

each then-outstanding Company DSU will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company DSU;

(4)

each then-outstanding Company RSU that has vested on or before the Merger Closing, but not yet settled, will automatically be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon);

(5)

each then-outstanding Company RSU that is unvested as of the Merger Closing will automatically be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company RSU (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), with amounts in respect of such Company RSU payable on the RSU Vesting Date, subject to the holder of such Company RSU remaining in continuous service to the Company as an employee or consultant until the RSU Vesting Date;

(6)

each then-outstanding Company PSA that is unvested and held by a former Company employee (as of immediately prior to the Merger Closing) will be cancelled and converted into the right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated in accordance with the applicable award agreement (to the extent applicable); and

(7)

each then-outstanding Company PSA that is unvested and held by a Company employee will be cancelled and converted into the contingent right to receive, without interest and less applicable tax withholding, (a) an amount in cash equal to the product of (i) the target number of shares of Company Common Stock subject to such Company PSA (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the applicable award agreement (to the extent applicable), multiplied by (ii) the Per Share Cash Consideration; and (b) the Per Share DAP Right Consideration in respect of each share of Company Common Stock subject to such unvested Company PSA (calculated based on target performance and including any shares of Company Common Stock underlying dividend equivalent units credited thereon) as pro-rated by the applicable award agreement (to the extent applicable), with amounts in respect of such unvested Company PSA payable on the PSA Vesting Date, subject to the holder of such Company PSA remaining in continuous service to the Company as an employee or consultant until the PSA Vesting Date.

With respect to the ESPP, any outstanding options granted under the ESPP will be exercised no later than immediately prior to the Merger Closing and the ESPP will be terminated prior to the Effective Time. In addition, the Board will take all necessary actions to provide that, following the date of the Merger Agreement, (1) the current offering period ending on December 31, 2025 will not be extended and no new offering periods will commence, (2) no new individuals will be permitted to enroll in the ESPP, (3) no participant will be permitted to increase their rate of deduction or purchases, and (4) no shares of Company Common Stock will be issued under the ESPP, except with respect to the offering period currently in effect.

Representations and Warranties

In the Merger Agreement, the Company made customary representations and warranties to Parent and Merger Sub, that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	the Company’s corporate organization, standing and power;

•	the Company’s capitalization;

•	the Company’s Subsidiaries;

•

the Company’s authorization to execute, deliver and perform the Merger Agreement and the Voting Agreement (including approval of the Board and direction to submit the Merger Agreement to a stockholder vote and recommendation of stockholder approval) and the enforceability of the Merger Agreement;

•

the absence of conflicts with, or violations of, the Company’s organizational documents, applicable laws, contracts or permits, in each case as a result of the Company’s execution of the Merger Agreement or the Voting Agreement or consummation of the Merger and the other Transactions and the absence of certain governmental filings and consents in connection with the Merger and the other Transactions;

•

documents filed by the Company with the SEC, the accuracy and completeness of the financial statements and other information contained therein; this proxy statement; the Company’s compliance with the Sarbanes-Oxley Act of 2002, as amended, and the Company’s disclosure controls and procedures;

•	the information provided by the Company for inclusion in this proxy statement and the Schedule 13E-3;

•	the absence of certain undisclosed liabilities;

•

the absence of a Company Material Adverse Effect (as defined below in the section entitled “The Merger Agreement—Definition of Company Material Adverse Effect”) since August 31, 2024, and the absence of certain other changes or events involving the Company from August 31, 2024 until the date of the Merger Agreement;

•	the Company’s filing of tax returns, payment of taxes and other tax matters;

•	the Company’s leased and owned real property;

•	the Company’s intellectual property;

•	the Company’s material contracts;

•	the absence of pending or threatened litigation, investigations, judgments or orders involving the Company;

•	environmental matters with respect to the Company’s operations;

•	the Company’s employee benefit plans, matters relating to the Employee Retirement Income Security Act of 1974, as amended, and other matters concerning employee benefits and employment agreements;

•	the Company’s compliance with laws, including the U.S. Foreign Corrupt Practices Act of 1977 and export control laws;

•	the Company’s possession of and compliance with permits, licenses and franchises to conduct its business;

•	the Company’s employees and other labor matters;

•	the receipt by the Board of opinions from Centerview and Morgan Stanley of the fairness, from a financial point of view, of the Per Share Consideration to holders of the Company Common Stock;

•	the absence of undisclosed obligations to brokers and investment bankers;

•	the inapplicability to the Merger of the restrictions set forth in Section 203 of the DGCL;

•	the Company’s insurance policies;

•	certain of the Company’s suppliers, payors and customers; and

•	the Company’s compliance with certain healthcare regulations and laws.

In the Merger Agreement, each Parent Entity made representations and warranties to the Company, including those relating to:

•	each Parent Entity’s corporate organization, standing and power;

•	each Parent Entity’s authorization, execution, delivery, performance and the enforceability of the Merger Agreement, the Reinvestment Agreement, the Voting Agreement and the DAP Rights Agreement;

•

the absence of conflicts with, or violations of, each Parent Entity’s organizational documents, applicable laws, contracts or permits, in each case as a result of the applicable Parent Entity’s execution of the Merger Agreement, the Voting Agreement, the Reinvestment Agreement and the DAP Rights Agreement or consummation of the Merger and the other Transactions; the absence of certain governmental filings and consents in connection with the Merger and the other Transactions;

•	the absence of any vote required by holders of any Parent Entity’s securities in connection with the Merger and the other Transactions;

•	the information provided by Parent and Merger Sub in writing for inclusion in this proxy statement and the Schedule 13E-3;

•	the operations of the Parent Entities;

•	the delivery by Parent of a true, complete and correct copy of the fully executed Reinvestment Agreement;

•

the delivery by Parent of true, correct and complete copies of the Financing Letters with respect to the Debt Financing, Preferred Equity Financing and Equity Financing for the Merger and the other Transactions, and the Financing Letters being in full force and effect and enforceable against Parent Entities party thereto and, to the knowledge of Parent Entities, each of the other parties thereto in accordance with their respective terms;

•

the aggregate amounts committed pursuant to the Financing Letters and the Reinvestment being sufficient to make all payments at the Merger Closing contemplated by the Merger Agreement and pay all associated fees, costs and expenses in connection with the Merger and the other Transactions (as described in the section of this proxy statement entitled “Special Factors—Financing of the Merger”);

•

the execution, delivery and enforceability of the Debt Commitment Letters, the Equity Commitment Letter and the Preferred Equity Commitment Letter, and the absence of any breach or default under the Debt Commitment Letters, the Equity Commitment Letter or the Preferred Equity Commitment Letter;

•	the enforceability of, and absence of default under, the Limited Guaranty executed and delivered by the guarantors;

•	the delivery by Parent of true, correct and complete copy of the fully executed Interim Investors Agreement;

•	the solvency of the Surviving Corporation and each of the Parent Entities as of the Effective Time and immediately after consummation of the Transactions;

•	the inapplicability to the Merger and the other Transactions of the restrictions set forth in Section 203 of the DGCL;

•	the absence of pending or threatened litigation, investigations, judgments or orders involving the Parent Entities;

•	the disclosure to the Company of all agreements and understandings between any Parent Entity or the Equity Commitment Parties and any member of the Board or of management of the Company;

•

the absence of any agreements or understandings pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature other than the Per Share Consideration or be obligated to vote the Merger Agreement or approve the Merger Agreement against a Superior Proposal;

•	the absence of obligations to brokers, finders and investment bankers for which the Company or any of its subsidiaries would have any obligations or liabilities prior to the Effective Time;

•	the due diligence investigation of the Parent Entities;

•	the equity ownership of the Topco entities following the reorganization;

•	acknowledgment by each Parent Entity of the absence of representations and warranties by the Company not set forth in the Merger Agreement;

•	each Parent Entity’s non-reliance on the Company’s estimates, projections, forecasts, forward-looking statements and business plans; and

•	each Parent Entity’s status as not being a “foreign person” as defined in 31 C.F.R. § 800.213.

Definition of Company Material Adverse Effect

Several of the representations and warranties made by the Company in the Merger Agreement and certain conditions to the performance by the Parent Entities of their obligations under the Merger Agreement are qualified by reference to whether the item in question would have a “Company Material Adverse Effect.” The Merger Agreement provides that a “Company Material Adverse Effect” means any effect, change, event, occurrence or development that is or would reasonably be expected to be materially adverse to the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. However, no effect, change, event, occurrence or development (by itself or when aggregated or taken together with any and all other effects, changes, events, occurrences or developments) to the extent resulting from, arising out of, attributable to, or related to any of the following will be deemed to be or constitute a “Company Material Adverse Effect”:

•	general economic or financial conditions (or changes in such conditions) or conditions in the global economy generally;

•	conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets;

•

conditions (or changes in such conditions) in the industries in which the Company and its subsidiaries conduct business in the United States or any other country or region in the world in which the Company or any of its subsidiaries conducts business;

•

political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including cyberattacks or cyberterrorism), including any escalation or general worsening of any such acts of war, sabotage or terrorism;

•

earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, foreign or domestic social protest or social unrest (whether or not violent) or other natural or man-made disasters, power outages or electrical black-outs, and other force majeure events;

•	anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world;

•

the negotiation, execution, delivery or performance of the Merger Agreement or the announcement of the Merger Agreement or the pendency or consummation of the Transactions (except for certain exceptions), including, among other things, (x) the identity of the Equity Commitment Parties, Parent, Merger Sub, or their respective affiliates and (y) the impact thereof on the relationships, contractual or otherwise, of the Company and its subsidiaries with customers, suppliers, lenders, lessors, business or joint venture partners, employees, regulators, governmental entities, vendors or any other third person, directly resulting from, arising out of, attributable to, or related to the Transactions;

•

the taking of any action expressly required by the Merger Agreement (including in connection with the Carveout Transactions, as defined below) or the failure to take any action expressly prohibited by the Merger Agreement or any other action or omission taken at the written request of Parent or which Parent has expressly approved or consented to in writing;

•	changes in law or other legal or regulatory conditions (or the interpretation thereof) or changes in GAAP or other accounting standards (or the interpretation thereof);

•

any epidemics, pandemics, plagues, other outbreaks of illness or public health events, including any escalation or worsening of any of the foregoing, in each case, in the United States or any other country or region in the world in which the Company or any of its subsidiaries conducts business;

•

changes in the Company’s stock price or the trading volume of the Company’s stock or to the credit ratings of the Company’s debt or equity securities, or any failure by the Company to meet any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, or any failure by the Company or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition);

•

any litigation related to the Merger Agreement, the Merger or the other Transactions brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company, Merger Sub, Parent or any of their directors or officers;

•	any breach by Parent or Merger Sub of the Merger Agreement; and

•

certain other matters identified in the Company Disclosure Letter (solely to the extent of the disclosures in the Company Disclosure Letter based on information provided to Parent prior to the date of the Merger Agreement, and not to the extent of any new information or escalation or worsening or other events that arise therefrom), except to the extent such effects, changes, events, occurrences or developments to the extent resulting from, arising out of, attributable to or related to the matters described in the first, second, third, fourth, fifth, sixth, ninth and tenth bullets above disproportionately adversely affect the Company and its subsidiaries, taken as a whole, as compared to other similarly situated companies that conduct business in the countries and regions in the world and in the industries in which the Company and its subsidiaries conduct business in any material respect (in which case, such adverse effects (if any) will be taken into account when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate). When determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur, for all purposes except in respect of the conditions to the Merger Closing, that determination is made without giving effect to the Initial Closing.

Definition of Parent Material Adverse Effect

Certain of the representations and warranties made by the Parent Entities in the Merger Agreement and certain conditions to the performance of the Company’s obligations under the Merger Agreement are qualified by reference to whether the item in question would have a “Parent Material Adverse Effect.” The Merger Agreement provides that a “Parent Material Adverse Effect” means any effect, change, event, occurrence or development that would reasonably be expected to prevent, or materially impair or delay, the ability of Parent or Merger Sub to consummate the Merger or any of the other Transactions or otherwise perform any of its obligations under the Merger Agreement.

Covenants Relating to the Conduct of the Company’s Business

Except as otherwise expressly contemplated or required by the Merger Agreement (including in connection with the Carveout Transactions), as required by applicable law or by certain material contracts in effect on the date of the Merger Agreement and made available to Parent, as set forth in the Company Disclosure Letter, to the extent constituting certain reasonably necessary emergency measures taken in accordance with the Merger Agreement in response to a cyberattack or similar incident (“cybersecurity measures”) in connection with any action taken or transaction in accordance with the terms of the parties’ obligations under the Merger Agreement relating to the reorganization or repatriation of funds, or with Parent’s prior written consent, during the period beginning on the date of the Merger Agreement and ending at the earlier to occur of the Effective Time or the termination of the Merger Agreement, the Company and its subsidiaries will use commercially reasonable efforts to act and carry on its business in the ordinary course of business consistent in all material respects with past practice, to maintain and preserve intact in all material respects its business organization and to preserve in all material respects satisfactory business relationships with certain significant suppliers, payors and customers and material customers, licensors, licensees, lessors, governmental entities, creditors and others having material business dealings with the Company. Furthermore, except as otherwise expressly contemplated or required by the Merger Agreement (including in connection with the Carveout Transactions), as required by applicable law or as required by certain material contracts in effect on the date of the Merger Agreement and made available to Parent, as set forth in the Company Disclosure Letter, to the extent constituting cybersecurity measures, in connection with any action taken or transaction in accordance with the terms of the parties’ obligations under the Merger Agreement relating to the reorganization or repatriation of funds or with Parent’s prior written consent, which in certain circumstances may be withheld in Parent’s sole discretion, until the earlier to occur of the Effective Time and the termination of the Merger Agreement, the Company will not, and will not permit any of its subsidiaries to, do any of the following:

•

declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock (other than any cash dividend or distribution by a direct or indirect wholly owned subsidiary of the Company to its equityholders and payment of accrued dividend equivalents upon settlement of Company DSUs, Company RSUs and Company PSAs outstanding as of the date of the Merger Agreement);

•

split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities (other than any such transaction by a wholly owned subsidiary of the Company that remains wholly owned after consummation of such transaction);

•

purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire any such shares or other securities, except for certain exceptions;

•

issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any lien any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities, except for certain exceptions;

•	amend the Company’s or any of its subsidiaries’ certificate of incorporation, bylaws or other comparable charter or organizational documents, except for certain exceptions;

•

acquire in any manner any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof, other than transactions among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries in the ordinary course of business;

•

acquire any assets, rights or properties, except purchases of inventory and raw materials in the ordinary course of business, other than transactions among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries in the ordinary course of business;

•

sell, lease, license, pledge, mortgage or otherwise dispose of or subject to any lien (other than liens arising in connection with immaterial security deposit or cash collateral arrangements) any properties, rights or assets of the Company or any of its subsidiaries, subject to certain exceptions, including (i) transactions among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries in the ordinary course of business (in each case that operate materially within the same business segment, except to the extent materially consistent with past practice), (ii) non-exclusive licenses of intellectual property entered in the ordinary course of business, (iii) the expiration of intellectual property rights in accordance with their maximum statutory term, (iv) sales of inventory and disposition of obsolete equipment in the ordinary course of business, (v) sales of owned real property and real property lease terminations, modifications and subleases consistent in all material respects with certain limitations agreed upon between the parties and (vi) certain transactions relating to incurring indebtedness to replace, renew, extend, refinance or refund any existing indebtedness of the Company;

•	adopt any stockholder rights plan;

•	adopt a plan of complete or partial liquidation, dissolution, recapitalization, restructuring or other reorganization;

•	subject to certain exceptions, merge or consolidate with any person;

•	incur any indebtedness for borrowed money (including any debt securities) or guarantee any such indebtedness of another person, except for certain exceptions;

•	enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing;

•

make any loans, advances or capital contributions to, or investment in, any other person for business expenses, other than the Company or any of its direct or indirect wholly owned subsidiaries, except for certain exceptions;

•

enter into any hedging agreement or other financial agreement or arrangement designed to protect the Company or its subsidiaries against fluctuations in exchange rates (including in the ordinary course of business consistent in all material respects with past practice);

•

make any capital expenditures or other expenditures with respect to property, plant or equipment greater than 10% of the amount included in, and otherwise in accordance with (both as to quantum and the planned timing with respect thereto), the Company’s budget for capital expenditures as provided to Parent;

•

make any material changes in accounting methods, principles or practices, except as may be required by GAAP and Regulation S-X promulgated under the Exchange Act, by any governmental entity or applicable law;

•

other than as required by any collective bargaining or other labor agreement with any union, works council or other labor organization or any company employee benefit plan in effect as of the date of the Merger Agreement, and other than actions taken by any member of the VPMC Group or Innovation Associates Holdings, Inc. or any of its subsidiaries, in each case, that such person is permitted to take without the Company’s consent, establish, adopt, enter into, terminate or materially amend in any manner any material Company employee plan, or any other employment, severance or compensation or benefit arrangement with any current or former employee, director, manager, officer or independent contractor (except for certain exceptions) of the Company or any of its subsidiaries or, for employment outside the United States, only to the extent required by applicable law, or any labor agreement;

•

increase in any respect the compensation, benefits or severance or termination pay of, or pay any bonus to, (A) except in the ordinary course of business, any current or former employee (other than employees at the senior vice president level or above), director, manager, officer or independent contractor or (B) any current or former employee at the senior vice president level or above;

•	accelerate the payment, funding, right to payment or vesting of any compensation or benefits, other than as expressly contemplated by the Merger Agreement;

•

hire or terminate (other than for “cause”) any employee or officer of the Company or its subsidiaries at the senior vice president level or above or promote any employee or officer of the Company or its subsidiaries to the senior vice president level or above;

•	grant any Company Stock Options, Company DSUs, Company RSUs, Company PSAs or any other equity or equity-based awards;

•	implement or announce any employee layoffs of 500 or more associates or location closings (except as consistent in all material respects with certain limitations agreed upon between the parties);

•

except with respect to the termination, amendment, waiver or modification of certain real property leases in the ordinary course of business or consistent in all material respects with certain limitations agreed upon between the parties, enter into certain material contracts (except for certain exceptions);

•

except with respect to the termination, amendment, waiver or modification of certain real property leases in the ordinary course of business or consistent in all material respects with certain limitations agreed upon between the parties, terminate certain material contracts, except as a result of a material breach or a material default by the counterparty thereto or as a result of the expiration of such contract in accordance with its terms as in effect on the date of the Merger Agreement;

•

except with respect to the termination, amendment, waiver or modification of certain real property leases in the ordinary course of business or consistent in all material respects with certain limitations agreed upon between the parties, amend, waive or modify in a manner that is materially adverse to the Company and its subsidiaries, taken as a whole, certain material contracts;

•

except with respect to the termination, amendment, waiver or modification of certain real property leases in the ordinary course of business or consistent in all material respects with certain limitations agreed upon between the parties to the Merger Agreement, enter into certain material contracts that contain a change in control or similar provision that would require a payment to the other party or parties thereto in connection with the Transactions or any subsequent change in control of the Company or any of its subsidiaries, in each case of this and the foregoing four bullets, other than in the ordinary course of business (and subject to certain exceptions);

•

close, or announce the planned closing of, any retail stores located on real property owned by the Company or its subsidiaries other than in accordance with certain limitations agreed upon between the parties to the Merger Agreement;

•	settle any action, suit, proceeding, claim, dispute, arbitration or investigation, except for certain exceptions;

•	enter into any new or exit from any existing line of business in any material respect;

•	change or revoke any material tax election or make any material tax election;

•	file any amended tax return with respect to any tax;

•	surrender any right to a material refund of taxes;

•	change any material method of accounting for tax purposes, except as required by law or GAAP;

•	settle or compromise any tax claim or assessment, except for certain exceptions;

•	engage in any transaction or enter into any contract that would require disclosure under Item 404 of Regulation S-K promulgated under the Exchange Act;

•

other than in the ordinary course of business, materially reduce the amount of insurance coverage under existing insurance policies or fail to renew or replace any material existing insurance policies;

•	take certain other actions relating to tax matters described in the Company Disclosure Letter; or

•	authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

Covenants Relating to the Conduct of Parent’s and Merger Sub’s Business

Except as otherwise expressly contemplated or permitted by the Merger Agreement or as required by applicable law, during the period beginning on the date of the Merger Agreement and ending at the earlier to occur of the Effective Time or the termination of the Merger Agreement:

•

the Parent Entities will not, and will cause the controlled affiliates of the guarantors not to, directly or indirectly without the prior consent of the Company, acquire or agree to acquire any assets or equity of any person or entity, if the execution and delivery of a definitive agreement relating to, or the consummation of, such acquisition would be reasonably expected to materially delay, materially impair or prevent the consummation of the Transactions by the outside date, or enter into any agreement to take any such action; and

•	the Parent Entities will not engage in any activity of any nature except for activities related to or in furtherance of the Merger and the other Transactions.

Go Shop; Restrictions on Solicitation of Other Offers

The Merger Agreement contains a 35-day “go-shop” provision that allowed the Company, among other things and subject to certain conditions, to:

•

solicit, initiate, knowingly facilitate or knowingly encourage any inquiries or the making of any proposal or offer that constitutes or that would reasonably be expected to lead to an Acquisition Proposal (defined below);

•

subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to any person and its representatives any non-public information relating to the Company or its subsidiaries in connection with any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal, provided that the Company will promptly (and in any event within 36 hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company or its subsidiaries that is provided to any such person that was not previously made available to Parent, including that the Company may grant a limited waiver under any standstill or similar agreement to allow such person to submit or amend an Acquisition Proposal or any applicable anti-takeover law or antitakeover provision in the certificate of incorporation or the bylaws; and

•

subject to the entry into an Acceptable Confidentiality Agreement, continue or participate in discussions or negotiations or furnish or provide access to any non-public information to any such person who has made or would reasonably be expected to make any Acquisition Proposal.

Following the end of the “go-shop” period (the “No-Shop Period Start Date”), until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, subject to certain exceptions, the Company will, and will cause its subsidiaries’ officers and directors not to, and will use reasonable efforts to cause the Company and its subsidiaries’ other representatives not to, directly or indirectly:

•

solicit, initiate, knowingly facilitate or knowingly encourage (including by way of providing non-public information) any inquiries or the making of any proposal or offer that constitutes, or that would reasonably be expected to lead to, any Acquisition Proposal;

•

amend or grant a waiver under any standstill or similar agreement with respect to any Company Common Stock or any applicable anti-takeover law or antitakeover provision in the certificate of incorporation or the bylaws; or

•

enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish or provide access to any non-public information to any person who has made or would reasonably be expected to make, any acquisition proposal or otherwise for the purpose of encouraging or facilitating, any acquisition proposal, subject to certain exceptions.

Notwithstanding the foregoing, at the end of the “go-shop” period, the Company was permitted to continue to engage in certain activities with respect to any Acquisition Proposal submitted by a third party (an “Exempted Person”), from whom the Company received an Acquisition Proposal after the date of the Merger Agreement and prior to the No-Shop Period Start Date that the Board determined in good faith, after consultation with its financial advisors and outside counsel, is or would reasonably be expected to lead to a Superior Proposal until the earlier of (i) the 55th day following the date of the Merger Agreement, or (ii) the termination or withdrawal of such Acquisition Proposal. Within 36 hours following the No-Shop Period Start Date, the Company was required to notify Parent of the identity of each Exempted Person and to the extent not previously provided, provide a copy of such Acquisition Proposal and each Acceptable Confidentiality Agreement. Thereafter, the Company was required to keep Parent informed on a reasonably prompt basis of any material development with respect to such Acquisition Proposal and provide written notice of any withdrawal, expiration or termination within 36 hours.

In addition, subject to compliance with the Merger Agreement, from the No-Shop Period Start Date until the earlier to occur of the termination of the Merger Agreement and the receipt of the Company Stockholder

Approval the Company may, if the Board determines that failure to take such action would be inconsistent with its fiduciary duties:

•	furnish non-public information with respect to the Company and its subsidiaries to any Qualified Person (defined below);

•	engage in discussions or negotiations (including solicitation of revised acquisition proposals) with any Qualified Person regarding any Acquisition Proposal; or

•

amend, or grant a waiver or release under, any standstill or similar agreement with respect to any Company Common Stock or any applicable anti-takeover law or anti-takeover provision in the certificate of incorporation or the bylaws.

From the No-Shop Period Start Date until the earlier of the Effective Time and the termination of the Merger Agreement, the Company will promptly, within one business day, advise Parent orally and in writing of the Company’s or any of its subsidiaries’ or any of their respective representatives’ receipt of any Acquisition Proposal or request for material non-public information or access to the Company or its representatives by any third party that the Company reasonably believes is related to an Acquisition Proposal or potential Acquisition Proposal, including the material terms and conditions of any such request for information or access or acquisition proposal and the identity of the person making any such Acquisition Proposal. Thereafter, the Company must keep Parent informed on a reasonably prompt basis of any material developments with respect to any such request for information or access or Acquisition proposal, including material developments with respect to the terms and status thereof and whether any such acquisition proposal has been withdrawn or rejected and must provide Parent written notice of any such withdrawal or rejection and copies of any written request for information or access or acquisition proposal within 48 hours. Neither the Company nor any of its subsidiaries will enter into any confidentiality agreement subsequent to the date of the Merger Agreement which prohibits the Company from providing to Parent the information or access required to be provided to Parent pursuant to this provision of the Merger Agreement.

A breach of these no-shop provisions of the Merger Agreement by any subsidiary or other representative of the Company will be deemed to be a breach of such provisions by the Company.

For purposes of this proxy statement and the Merger Agreement:

An “Acceptable Confidentiality Agreement” means any confidentiality agreement (i) in effect as of March 6, 2025 or (ii) executed, delivered and effective after March 6, 2025 and, in either case, effective through the relevant date in question and (A) containing terms that are not materially less restrictive in the aggregate than those contained in the confidentiality agreement between the Company and Sycamore Management Partners, L.P., which we refer to as Sycamore, except that such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of any acquisition proposal, (B) does not prohibit the Company from complying with its obligations under the non-solicitation restrictions in the Merger Agreement and (iii) does not include an obligation of the Company to reimburse such person’s expenses.

An “Acquisition Proposal” means any written:

•

proposal or offer for a merger, consolidation, dissolution, recapitalization, share exchange, tender offer or other business combination involving the Company and its subsidiaries (other than (i) mergers, consolidations, recapitalizations, share exchanges or other business combinations involving solely the Company and/or one or more subsidiaries of the Company and (ii) mergers, consolidations, recapitalizations, share exchanges, tender offers or other business combinations that if consummated would result in the holders of the outstanding shares of Company Common Stock immediately prior to such transaction owning more than 80% of the equity securities of the Company, or any successor or acquiring entity, immediately thereafter);

•	proposal for the direct or indirect disposition, sale or issuance by the Company of 20% or more of any class of its equity securities; or

•

proposal or offer to acquire, combine, license, reorganize or subject to a joint venture, in any manner, directly or indirectly, 20% or more of the equity securities or consolidated total assets of the Company and its subsidiaries, in each case other than the Transactions or any offer or proposal by the Parent Entities or any subsidiary of the Parent Entities.

An “intervening event” means any material event, development or occurrence that was not known to the Board as of the date of the Merger Agreement (or, if known, the consequences of which were not known to or reasonably foreseeable by the Board as of the date of the Merger Agreement) and becomes known to the Board after the date of the Merger Agreement and prior to receipt of the Company Stockholder Approval; provided, however, that in no event shall the receipt, existence or terms of an acquisition proposal or any matter relating thereto or consequences thereof constitute or be deemed to be an intervening event.

A “Qualified Person” means any person or group of persons who has made an Acquisition Proposal that did not result from a material breach the Merger Agreement that the Board determines in good faith (after consultation with outside counsel and its financial advisor) is, or could reasonably be expected to lead to, a Superior Proposal; provided, however, that such Qualified Person shall cease being a “Qualified Person” if such Acquisition Proposal is withdrawn or the Board determines in good faith (after consultation with outside counsel and its financial advisor) such Acquisition Proposal is not, and could not reasonably be expected to lead to, a Superior Proposal.

A “Superior Proposal” means any bona fide acquisition proposal made by a third party after the date of the Merger Agreement to acquire, directly or indirectly, more than 50% of the equity securities or consolidated total assets of the Company and its subsidiaries, (i) on terms which the Board determines in its good faith judgment to be more favorable to the holders of Company Common Stock than the transactions contemplated by the Merger Agreement (after consultation with its financial and legal advisors), taking into account all the terms and conditions of such proposal (including financial, regulatory, legal and other aspects of such proposal) and the Merger Agreement (including any written, binding offer by Parent to amend the terms of the Merger Agreement) that the Board determines to be relevant and (ii) which the Board determines to be reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal that the Board determines to be relevant. In no event will an acquisition proposal be considered a “Superior Proposal” if it was solicited, initiated, facilitated, encouraged or negotiated in material breach of the Merger Agreement by the Company.

Restrictions on Changes of Recommendation to Company Stockholders

Under the Merger Agreement, the Board must submit the Merger Agreement to the Company’s stockholders for adoption and the Board have made the recommendation that Company stockholders vote “FOR” the Merger Agreement Proposal. Prior to the earlier of the Effective Time and the termination of the Merger Agreement:

•	the Board will not:

•

withhold, withdraw or modify, or publicly propose to withhold, withdraw or modify, in each case in a manner adverse to Parent, its recommendation to the Company’s stockholders that the Company’s stockholders adopt the Merger Agreement at the Special Meeting (the “Recommendation”);

•	fail to include the Recommendation in this proxy statement;

•

fail to publicly reaffirm the Recommendation within five business days of a request therefor in writing by Parent following the public disclosure of an Acquisition Proposal with any person other than the Parent Entities;

•	fail to recommend against any Acquisition Proposal that is a tender offer or exchange offer within ten business days after the commencement thereof; or

•	publicly announce an intention or resolution to effect any of the foregoing (each of the actions listed in the above five sub-bullets, each a “Company Board Recommendation Change”).

•

the Company and its subsidiaries will not enter into, or publicly authorize or agree to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, Merger Agreement or similar agreement relating to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in the circumstances described above in the section entitled “The Merger Agreement—Go Shop; Restrictions on Solicitations of Other Offers”); or

•	the Board will not adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend, any Acquisition Proposal.

However, prior to receipt of the Company Stockholder Approval, the Board may, (i) in response to a Superior Proposal that did not result from a material breach of the Merger Agreement, either effect a Company Board Recommendation Change or cause the Company to terminate the Merger Agreement, provided that concurrently with or prior to such termination, the Company pays to Parent the Company Termination Fee as required by the Merger Agreement and, immediately after the termination of the Merger Agreement, the Company enters into a definitive agreement providing for such Superior Proposal, or (ii) in response to an intervening event, effect a Company Board Recommendation Change if, and only if, (in the case of either (i) or (ii)):

•

the Board has determined in good faith (after consultation with outside counsel) that the failure to effect a Company Board Recommendation Change would be inconsistent with its fiduciary duties under applicable law;

•

the Company has notified Parent in writing that it intends to effect a Company Board Recommendation Change or termination of the Merger Agreement, describing in reasonable detail the reasons for such intended Company Board Recommendation Change or termination (the “Recommendation Change Notice”);

•

if requested by Parent, the Company will have made itself and its subsidiaries and its and their respective representatives available and the Company will have and will have caused its subsidiaries and its and their respective representatives to be available to discuss and negotiate with Parent’s representatives (to the extent desired by Parent) any proposed modifications to the terms and conditions of the Merger Agreement (in a manner that would obviate the need to effect such Company Board Recommendation Change) during the four business day period following delivery by the Company to Parent of such Recommendation Change Notice (it being understood that if there are any material amendments, revisions or changes to the terms of any such Superior Proposal (including any revision to the amount, form or mix of consideration the Company’s stockholders would receive as a result of the Superior Proposal, whether or not material), the Company will notify Parent of each such amendment, revision or change and the applicable four business day period described above will be extended for at least two business days from the date of such notice), (any such notice period, the “Notice Period”); and

•

at the end of such Notice Period, the Board has determined in good faith (after consultation with outside legal counsel), after considering any modified terms and conditions proposed by or on behalf of the Parent Entities, that the failure to effect a Company Board Recommendation Change would be inconsistent with its fiduciary duties under applicable law and, with respect to a Company Board Recommendation Change in response to a Superior Proposal, the Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such initial or revised (as applicable) Superior Proposal continues to constitute a Superior Proposal.

Nothing contained in the Merger Agreement prohibits the Company or the Board from, provided in no event may the Board make a Company Board Recommendation Change except to the extent expressly permitted by, and in accordance with, the provisions of the Merger Agreement described above:

•

taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder (none of which, in and of itself, will be deemed to constitute a Company Board Recommendation Change); or

•

making any disclosure to the Company’s stockholders if, in the good faith judgment of the Board, after consultation with outside counsel, failure to so disclose would be inconsistent with its fiduciary duties under applicable law.

Additional Agreements of the Parties to the Merger Agreement

Delisting; Deregistration

Prior to the Effective Time, the Company will cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable law and the rules and regulations of the Nasdaq Stock Market (and, to the extent applicable, the London Stock Exchange) to cause the delisting of the Company Common Stock from Nasdaq (and, to the extent applicable, the London Stock Exchange) as promptly as practicable after the Effective Time and the deregistration of the Company Common Stock as promptly as practicable after such delisting.

Access to Information

Until the earlier to occur of the Effective Time and the termination of the Merger Agreement, the Company and its subsidiaries will afford to Parent and Parent’s representatives reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably disrupt or interfere with the business operations of the Company or any of its subsidiaries, to all of its properties, books, contracts and records as Parent may reasonably request, in each case as is reasonably necessary in connection with consummating the Merger and other integration and transition planning, subject to certain exceptions. Prior to the Merger Closing, no Parent Entity will (and each will cause its affiliates and representatives not to) contact or communicate with any of the directors, employees, customers, licensors, suppliers or distributors of the Company or any of its subsidiaries, without the prior written consent of the Company, except in each case for any contact or communication in the ordinary course of business unrelated to the Transactions.

Regulatory Efforts

Each party to the Merger Agreement must each, and in the case of sub bullet three, cause its respective affiliates to, use its reasonable best efforts to:

•

take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties to the Merger Agreement in doing, all things necessary, proper or advisable to consummate and make effective the Transactions as promptly as practicable;

•

as promptly as practicable, obtain any consents, licenses, permits, waivers, approvals, authorizations, expirations of legal waiting periods, or orders required to be obtained by such party (or any of its subsidiaries) from any governmental entity or third party in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the Transactions, except that in no event will any Parent Entity or the Company or any of their respective subsidiaries be required to (and, without the prior consent of Parent, the Company and its subsidiaries, will not) pay any monies (except for filings or similar fees) or (except, in the case of the Parent Entities, as described below) agree to any material undertaking in connection with any of the foregoing;

•

as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to the Merger Agreement and the Merger required under (i) the Exchange Act, and any other applicable federal or state securities laws, (ii) the HSR Act, any other applicable antitrust laws, foreign investment laws, the Regulation (EU) 2022/2560 of the European Parliament and of the Council of 14 December 2022 on foreign subsidies distorting the internal market (which we refer to as the foreign subsidiaries regulation), certain specified company permits or the healthcare notification laws and any related governmental request thereunder and (iii) any other applicable law;

•

prevent the initiation of, contest and resist any action, including any administrative or judicial action, and seek to prevent the entry of or have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) pursuant or relating to the HSR Act, any other applicable antitrust laws, foreign investment laws, the foreign subsidiaries regulation, certain specified company permits or the healthcare notification laws, which has or could reasonably be expected to have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other Transactions; and

•	execute or deliver any additional instruments necessary to consummate the Transactions.

The Parent Entities must propose, negotiate, offer to commit and effect (and if such offer is accepted, commit to and effect), by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of the Parent Entities or, effective as of the Effective Time, the Surviving Corporation, or their respective subsidiaries, or otherwise offer to take or offer to commit to take any action which it is capable of taking and if the offer is accepted, take or commit to take such action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services or assets of the Parent Entities, the Surviving Corporation or their respective subsidiaries, in order to eliminate each and every impediment to the closings related to antitrust laws, foreign investment laws, the healthcare notification laws, the foreign subsidiaries regulation, certain specified company permits, or any other applicable law so as to enable the consummation of the Merger Closing prior to the outside date (and, if the Merger Closing has not occurred on or prior to the first anniversary of the date of the Merger Agreement, and the Merger Agreement has not been terminated, as promptly as practicable thereafter (and in any event before the outside date)), provided that the Parent Entities will not be obligated to take any such action unless the taking of such action is expressly conditioned upon the consummation of the Initial Closing or the Merger Closing, as applicable.

Public Disclosure

Except as may be required by applicable law, court process or by obligations pursuant to any national securities exchange, Parent and the Company must mutually agree upon the form and substance of:

•

any widespread internal written communications that may be made by the Company to its employees, independent contractors, consultants, suppliers, customers, contract counterparties and/or other material business relations of the Company or its subsidiaries with respect to the Merger, the Merger Agreement and the Transactions; and/or

•	any other press release or other public statement with respect to the Merger, the Merger Agreement and the Transactions.

Indemnification

For six years following the Effective Time, the Parent Entities and the Company have agreed that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any person who is now, or has been at any time prior to the date of the Merger Agreement, or who becomes prior to the Effective Time, an officer, director or manager of the Company or any of its subsidiaries (an “indemnified party”), whether provided in the organizational documents of the Company or any of its subsidiaries or in any indemnification agreement between any indemnified party and the Company or any of its subsidiaries, will survive the Merger and continue in full force and effect, and may not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any indemnified party.

For six years following the Effective Time, the Parent Entities and the Surviving Corporation have agreed to maintain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its subsidiaries in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time as contained in the certificate of incorporation and bylaws of the Company in effect on the date of the Merger Agreement.

Parent has also agreed that, at Parent’s election:

•

the Surviving Corporation will maintain in effect for six years from the Effective Time the Company’s existing directors’ and officers’ liability insurance policy with respect to matters existing or occurring at or prior to the Effective Time (including the Transactions), so long as the annual premiums would not exceed more than 300% of the last annual premium paid for the Company’s directors’ and officers’ liability insurance policy prior to the Effective Time (the “Maximum Premium”); or

•

Parent and the Company will coordinate for Parent, using a broker selected by Parent, to purchase, on the Surviving Corporation’s behalf, a “tail” policy for an annual cost not to exceed the Maximum Premium and maintain such “tail” policy in full force and effect for six years from the Effective Time.

In the event any Parent Entity or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and will not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, proper provision will be made so that the successors and assigns of such Parent Entity or the Surviving Corporation, as the case may be, will assume and succeed to the obligations described above.

If any indemnified party makes any claim for indemnification or advancement of expenses under these provisions of the Merger Agreement that is denied by the Parent Entities or the Surviving Corporation, and a court of competent jurisdiction determines that the indemnified party is entitled to such indemnification or advancement of expenses, then the Parent Entities or the Surviving Corporation will pay the indemnified party’s costs and expenses, including reasonable legal fees and expenses, incurred by the indemnified party in connection with pursuing his or her claims to the fullest extent permitted by law.

Notification of Certain Matters

Prior to the Effective Time, the Parent Entities must give prompt notice to the Company, and the Company must give prompt notice to Parent, of:

•

the occurrence, or failure to occur, of any event, which occurrence or failure to occur is reasonably likely to cause any representation or warranty of such party contained in the Merger Agreement to be untrue or inaccurate in any manner that would result in the failure of a closing condition (as described below);

•	any material breach by such person of any covenant or agreement set forth in the Merger Agreement;

•

any written notice or other written communication from any governmental entity or counterparty to certain material contracts alleging that the consent of such governmental entity or such counterparty, as applicable, is required in connection with the Transactions; or

•	any actions, suits claims or proceedings commenced or, to its knowledge, threatened in writing against such person or any of its subsidiaries that relate to the consummation of the Transactions.

Employee Benefits Matters

For a period of one year following the Effective Time (or, if shorter, the period of employment of the relevant Company employee), the Parent Entities must provide, or must cause to be provided, to each Company employee (1) a base salary or wage rate and commissions and target annual cash bonus opportunities that are, in each case, no less favorable than the base salary or wage rates, commissions and target annual cash bonus opportunities (but excluding the value of annual equity awards and cash payments in lieu of (or with respect to) equity or equity-based awards) provided to such Company employee immediately before the Effective Time, (2) other employee benefits (including the supplemental executive retirement plan, but excluding the Company employee stock purchase plan and any defined benefit pension, retiree medical, long-term incentive, or equity awards or cash payments in lieu of (or with respect to) equity or equity-based awards, severance, retention, change in control, transaction and similar one-time or special benefits) that are substantially comparable, in the aggregate, to the other employee benefits provided to such Company employee immediately before the Effective Time and (3) certain benefits described in the Merger Agreement, to the extent such Company employee is eligible for such benefits.

For purposes of vesting, eligibility to participate and paid time off benefits (but not for accrual or level of benefits or vesting under any equity or equity-based arrangements) under the employee benefit plans of Parent and its subsidiaries providing benefits to any Company employees after the Effective Time, each Company employee will be credited with his or her years of service with the Company and its subsidiaries and their respective predecessors to the same extent as such Company employee was entitled, before the Effective Time, to credit for such service under any similar Company employee plan, except that the foregoing will not apply to the extent that its application would result in a duplication of benefits.

If any Company employee (who is not otherwise a party to an employment agreement, offer letter or similar agreement or arrangement that provides for a different treatment with respect to severance) is terminated on or prior to the first anniversary of the Effective Time under circumstances under which such employee would have received severance benefits under a Company severance policy, the applicable Parent Entity will cause such employee to receive severance benefits that are no less favorable than the severance benefits that would have been provided under the appliable severance policy as in existence on the date of the Merger Agreement.

From and after the Effective Time, the applicable Parent Entities must cause the Surviving Corporation and its subsidiaries to assume, in accordance with their terms, all obligations of the Company under contracts, agreements, arrangements, policies, plans and commitments of the Company and the subsidiaries of the Company as in effect immediately prior to the date of the Merger Agreement and in the form provided to Parent prior to the date of the Merger Agreement that are applicable to any current or former employees or directors of the Company or any subsidiary of the Company, including any employment, severance, and termination plans and agreements.

For the fiscal year in which the Effective Time occurs, the Parent Entities shall, and shall cause their subsidiaries to, pay to each Company employee who remains employed with any Parent Entity or any of its subsidiaries through the end of such fiscal year, at the same time or times that the Company or its applicable subsidiary has customarily paid annual bonuses, but in no event later than March 15 immediately after the end of such fiscal year, a bonus for such fiscal year that is equal to the bonus that such Company employee is entitled to receive under the annual cash incentive plan of the Company applicable to such Company employee based on actual level of achievement of the applicable performance criteria for such fiscal year (as determined after giving appropriate effect to the Merger).

Employees located outside the United States or covered by a collective bargaining or other labor agreement will not receive the benefit of the assurances set forth in the Merger Agreement regarding benefits and compensation, but instead will be treated in accordance with applicable law and any applicable collective bargaining or other labor agreements. To the extent required by the terms of any collective bargaining or labor agreement and requested by the applicable union, the Parent Entities will assume such collective bargaining or other labor agreement.

All provisions contained in the Merger Agreement with respect to employee benefit plans or employee compensation are included for the sole benefit of the respective parties to the Merger Agreement and will not create any right (including any third-party beneficiary rights) in any other person, including any employee or former employee of the Company or any of its subsidiaries or any participant or beneficiary in any Company employee plan.

State Takeover Laws

The Company and the Board must not take any action that would cause any anti-takeover or other similar law to become applicable to restrict or prohibit the Merger or any other Transactions. If any “fair price,” “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the transactions contemplated by the Merger Agreement, the parties to the Merger Agreement must use their respective reasonable best efforts to (i) take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated under the Merger Agreement and (ii) otherwise take all such actions as are reasonably necessary to eliminate or, if unable to be eliminated, minimize the effects of any such statute or regulation on such transactions.

Rule 16b-3

Prior to the Effective Time, the Company must take all reasonable steps as may be reasonably required to cause any dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by the Merger Agreement by each individual who is a director or officer of the Company and who would otherwise be subject to Rule 16b-3 under the Exchange Act to be exempt under such rule to the extent permitted by applicable law.

Financing; Cooperation with Financing

Subject to the terms and conditions of the Merger Agreement, each Parent Entity has agreed to use reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper and advisable to obtain the Financing on the terms and conditions described in the Financing Letters, including by using reasonable bests efforts to (i) maintain in effect and complying with the Financing Letters; (ii) negotiate and enter into definitive agreements with respect to the Debt Financing and Preferred Equity Financing; (iii) satisfy (and cause its affiliates to satisfy) on a timely basis the conditions in the Financing Letters and definitive agreements related thereto, if any, that are within Parent Entities’ control (or, if necessary or deemed advisable by Parent, seek the waiver of conditions applicable to the applicable Parent Entities contained in any such Financing Letter or such definitive agreements related thereto); (iv) consummate the Financing at or prior to the Initial Closing or Merger Closing, as applicable; (v) comply with its covenants and obligations under the Financing Letters and the definitive agreements related to the Financing; and (vi) enforce its rights under the Financing Letter and the definitive agreements related to the Financing. In the event that all conditions contained in the Financing Letters have been satisfied, subject to certain exceptions, each Parent Entity will seek to enforce the counterparties’ obligations under the Financing Letters and cause the Equity Commitment Parties and, use its reasonable best efforts to cause the Debt Commitment Parties and the Preferred Equity Commitment Party, comply with their respective obligations under the Financing Letters to fund the amount sufficient to consummate the Merger.

Parent Entities have agreed not to permit any termination, amendment, supplement or modification to be made to, or any waiver of any provision pursuant to, the Financing Letters if such termination, amendment, supplement or modification or waiver would, or would reasonably be expected to, (i) reduce (or could have the effect of reducing) the aggregate principal amount of the Financing below the amount necessary to consummate the Merger; (ii) impose new or additional conditions precedent to the availability of the Financing; (iii) otherwise expand, amend or modify any of the conditions precedent to the Financing or any other terms to the Financing Letters in a manner that, in each case, could reasonably be expected to (A) delay or prevent the occurrence of the Initial Closing or the Merger Closing or (B) make the timely funding of the Financing less likely to occur in any respect; or (iv) adversely impact the ability of any Parent Entity to enforce its rights against the other parties to the Financing Letters or the definitive agreements with respect to the Financing.

Parent Entities have agreed to give the Company prompt notice (i) of any breach (or threatened breach), default (or any event or circumstance that, with or without notice or lapse of time, or both, would reasonably be expected to give rise to any breach or default), termination, cancellation or repudiation by any party to the Financing Letters of which any Parent Entity becomes aware; (ii) of any material dispute or disagreement between or among any parties to the Financing Letters with respect to the conditionality or amount of the Financing or the obligations to fund the Financing or the amounts to be funded at the Initial Closing or the Merger Closing, as applicable; (iii) the occurrence of any event or development that could reasonably be expected to adversely impact the ability of Parent Entities or Merger Sub to obtain all or any portion of the Financing in an amount sufficient to consummate the Merger; and (iv) if for any reason any Parent Entity believes in good faith that it will not be able to obtain all or any portion of the Financing on the terms or in the manner contemplated by the Financing Letters. Parent Entities will provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event within two business days) after the date that the Company delivers a written request therefor to Parent or Merger Sub. Notwithstanding the foregoing, Parent Entities or their affiliates are not required to disclose any information that would waive the protection of attorney-client or similar privilege if such Parent Entity has used reasonable best efforts to disclose such information in a way that would not waive such privilege.

If any portion of the Debt Financing or the Preferred Equity Financing required for the consummation of the Merger becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letters or the Preferred Equity Commitment Letter, as applicable, (other than as a result of the failure to satisfy the certain conditions set forth in the Merger Agreement) and alternative financing or an increase in the other financing sources are not then made available in an amount equal to such portion, Parent and Merger Sub will use their reasonable best efforts to arrange and obtain in replacement financing in an amount sufficient to consummate the Merger on terms and conditions not materially less favorable, taken as a whole, to Parent Entities than the terms and condition set forth in the Debt Commitment Letters or the Preferred Equity Commitment Letter, as applicable, as promptly as practicable following the occurrence of such event but no later than the final day of the Marketing Period (provided that such other terms and conditions would not reasonably be expected to (x) impose any new or additional conditions precedent to the availability of the Financing at the Initial Closing or the Merger Closing, as applicable, or (y) materially impair, prevent or delay the consummation of the Financing or the consummation of the Transactions).

To the extent requested by Parent Entities for the purpose of obtaining the Debt Financing and the Preferred Equity Financing, the Company has agreed to use its reasonable best efforts, and to cause each of its subsidiaries to use their reasonable best efforts, to provide to Parent Entities, such reasonable cooperation as is customary and reasonably requested by the Parent Entities in connection in arranging, syndicating and obtaining the Debt Financing and Preferred Equity Financing, including: (i) furnish all required financial information that is compliant and certain other segment financial statements and information as promptly as reasonably practicable; (ii)(A) execute customary authorization letters included in a customary confidential information memorandum for a syndicated bank financing (B) participate (and causing senior management and representatives of the Company to participate) in a reasonable and limited number of meetings, presentations, road shows, sessions with banks, potential lenders or ratings agencies and due diligence sessions in respect of the Debt Financing and (C) reasonably assist with the preparation of appropriate and customary materials for any such presentations, offering and syndication documents (including lender and investor presentations, rating agency presentations, bank information memoranda, private placement memoranda, offering memoranda and similar documents) and other customary marketing documents required in connection with the Debt Financing; (iii) request the Company’s independent auditors to cooperate with Parent to obtain, consistent with customary practice, customary comfort letters (including “negative assurance” comfort and change period comfort) from the Company’s independent auditors in the form of high yield bond financing; (iv) assist Parent with providing information reasonably required in connection with the preparation of pro forma financial information and pro forma financial statements to the extent required by the Debt Commitment Parties; (v) assist Parent in connection with the preparation, execution and delivery of definitive financing documents, including any guarantee and collateral documents and other customary documents, in each case, as may be reasonably requested by Parent Entities, and facilitate the pledging of, granting of security interests in and obtaining perfection of any lien on or collateral in respect of the Debt Financing; (vi)(A) assist Parent Entities in completing customary borrowing base certificates required in connection with the Debt Financing and cooperate with Parent Entities to establish blocked account agreements and lock box arrangements in connection with the foregoing and (B) assist with, and permit representatives of the Debt Commitment Parties to conduct, commercial field examinations, inventory and intellectual property appraisals and an appraisal of the owned real property, and make audits and appraisals delivered for the purposes of any credit facility available to Parent Entities for purposes of the Financing; (vii) assist Parent in obtaining customary payoff letters, lien terminations and instruments of discharge to be delivered at the Merger Closing to allow for the payoff, discharge and termination in full of existing indebtedness of the Company and its subsidiaries (including the Company’s senior notes to the extent required under the Merger Agreement) and, if applicable, the cash collateralization or replacement of all letters of credit outstanding thereunder; (viii) take such actions as are reasonably necessary to permit the consummation of the Financing, including the customary resolutions, consents or approvals; (ix) furnish Parent and the Debt Commitment Parties with all documentation and other pertinent information about the Company and its subsidiaries as is reasonably requested by Parent at least 10 business days prior to the Merger Closing, in accordance with the requirements of the Debt Commitment Parties, relating to applicable “know your customer” and anti-money laundering rules and regulations; and (x) permit the use of the Company’s and its subsidiaries’ logos in connection with the Debt Financing.

Notwithstanding the foregoing, in no event will the Company or any of its subsidiaries be required under the Merger Agreement to (i) take any action that causes the failure of any condition to the Merger Closing to be satisfied or otherwise causes any breach of the Merger Agreement or any other material contract to which the Company, its subsidiaries or any of their respective affiliates is a party, provide any security or guaranties or agree to pay any fees or reimburse any expenses prior to the Effective Time; (ii) enter into any definitive agreement or incur any other liability prior to the Effective Time; (iii) give any indemnities in connection with the Financing prior to the Effective Time; (iv) take any action that, in the Company’s reasonable judgement, would unreasonably interfere with the ongoing business or operations of the Company or any of its subsidiaries; (v) cause any representation or warranty contained in the Merger Agreement to be breached; or (vi) cause the Company or any of its subsidiaries to jeopardize any attorney-client or other applicable privilege or breach any applicable law or organizational document of the Company and its subsidiaries. In addition, (a) no action, liability or obligation of the Company or any of its subsidiaries pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing will be effective until the Effective Time (other than in respect of any customary authorization letter or conditional notices of prepayment); (b) neither the Company nor any of its subsidiaries will be required to take any action pursuant to any certificate (other than a customary authorization letter), agreement, arrangement, document or instrument that is not contingent on the occurrence of the Merger Closing or that must be effective prior to the Effective Time; and (c) nothing under the financing cooperation covenant will require the Company or any of its subsidiaries to be an issuer or obligor with respect to the Debt Financing or the Preferred Equity Financing prior to the Effective Time. In addition, the Debt Financing cooperation covenants will not require (1) any representative of the Company or any of its subsidiaries to take any action that could reasonably be expected to result in personal liability to such representative; (2) the Board to approve any financing or contracts related thereto that would be effective prior to the Effective Time; and (3) provide certain information customarily excluded from an offering memorandum with respect to a Rule 144A offering of high yield debt securities.

Parent and Merger Sub have agreed to indemnify Company for certain expenses and damages incurred in connection with the Company’s cooperation with the Financing and reimburse the Company for any documented and reasonable out-of-pocket costs and expenses (including documented and reasonable out-of-pocket attorneys’ fees of one outside counsel) incurred by the Company or its subsidiaries in connection with the cooperation of the Company and its subsidiaries with the Financing.

Notwithstanding anything to the contrary in the Merger Agreement, (i) the Company’s breach of the foregoing financing covenants, tax information covenant or the reorganization matters covenant will not be considered a basis for the termination of the Merger Agreement by Parent Entities and (ii) the Company is deemed to have satisfied its obligations under the foregoing covenants unless, in each case of clauses (i) and (ii), (x) Parent Entities have provided the Company with notice in writing of such breach (with reasonable specificity as to the basis for any such breach) and the Company has not cured such breach within twenty (20) business days and (y) either (1)(A) Parent Entities are unable to obtain the proceeds of the Debt Financing or the Preferred Equity Financing at the Merger Closing as the result of such breach in any material respect and (B) such breach is the principal cause of Parent Entities’ inability to obtain the proceeds of the Debt Financing or the Preferred Equity Financing or (2)(A) Parent Entities’ are materially less likely to obtain the material tax objectives of the reorganization after giving effect to the Merger Closing as a result of such breach in any material respect and (B) such breach is the principal cause of the outcome described in clause (2)(A).

With respect to the required financial information, the term “compliant” means that (i) such required financial information is, and remains throughout the Marketing Period, compliant in all material respects with all applicable requirements of Regulations S-K and S-X under the Securities Act applicable to offerings of debt securities on a registration statement on Form S-1 (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities) and does not contain any untrue statement of a material fact or omit to state any material fact in order to make such required financial information not misleading under the circumstances in which it was made available, and (ii) the financial statements included in such required financial information would not be deemed stale or otherwise be unusable under customary practices for a Rule 144A offering of high yield debt securities and are sufficient to permit the Company’s auditors to issue customary comfort letters (including providing customary negative assurance over any pro forma financial statements) when customarily required to be delivered during the Marketing Period, subject to their completion of customary procedures. Required financial information will not be compliant if the Company’s auditors have withdrawn their audit opinion related to any audited financial statements included in the required financial information or if any interim financial statements included in the required financial information have not been reviewed by the Company’s auditors.

Transaction Litigation

In the event that any litigation related to the Merger Agreement, the Merger or the other Transactions is brought by any stockholder of the Company or any holder of the Company’s other securities against the Company and/or its directors or officers, the Company must promptly notify Parent of such litigation and must keep Parent reasonably informed with respect to the status thereof. The Company will have the right to control the defense, settlement and prosecution of any litigation related to the Merger Agreement, the Merger or the other Transactions brought by any stockholder of the Company or any holder of the Company’s other securities against the Company and/or its directors or officers. However, the Company will give Parent the opportunity to participate (but not control), at Parent’s expense, in the defense of any such litigation and the Company must consider in good faith Parent’s advice with respect to such litigation. The Company may not settle any such litigation without the prior written consent of Parent.

Proxy Statement; Company Stockholders’ Meeting; Schedule 13E-3

As promptly as reasonably practicable following the Company’s receipt of notice from the SEC that the SEC has completed its review of this proxy statement (or, if the SEC does not inform the Company that it intends to review this proxy statement on or before the 10th calendar day following the filing of this proxy statement, as promptly as reasonably practicable following such 10th calendar day) and Schedule 13E-3, the Company is obligated to call, give notice of, convene and hold a special meeting of its stockholders to consider adoption of the Merger Agreement and the advisory vote required by Rule 14a-21(c) under the Exchange Act.

However, the Board is permitted to adjourn, delay or postpone the Special Meeting in accordance with applicable law (but not beyond the outside date, which is described below):

•

to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting;

•	if there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Special Meeting; or

•

on one occasion to allow reasonable additional time to solicit additional proxies to the extent the Board or any committee thereof reasonably believes necessary in order to obtain the Company Stockholder Approval.

Except to the extent that the Board will have effected a Company Board Recommendation Change in accordance with the Merger Agreement, the Board must (i) recommend to its stockholders that they adopt the Merger Agreement and (ii) include such recommendation in this proxy statement.

Reorganization Matters

In connection with the Initial Closing and the Merger Closing, the Parent Entities and the Company have agreed to, and to cause their respective affiliates to, subject to certain terms and conditions, take certain specified actions to effect a reorganization, (the “Carveout Transactions”), of the Company and its subsidiaries and their respective assets and businesses into several distinct business units in accordance with the terms of the Merger Agreement.

The Parent Entities have agreed to promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company, its subsidiaries or any of their respective representatives or agents in connection with the Carveout Transactions. The Parent Entities have also agreed to indemnify the Company, its subsidiaries and their respective representatives for liabilities incurred in connection with the Carveout Transactions, subject to certain exceptions for liabilities resulting from, among other things, information provided by the Company and the Company’s gross negligence, bad faith or willful misconduct. However, if the Merger Closing does not occur, the Parent Entities’ obligations under this paragraph will be limited to (i) reimbursing all reasonable and documented out-of-pocket costs incurred by the Company, its subsidiaries or their respective representatives in connection with the reorganization and (ii) indemnifying the Company and its subsidiaries for certain specified tax expenses incurred in connection with the reorganization.

Repatriation

The Merger Agreement provides that the Company and its wholly owned subsidiaries will use reasonable best efforts to cooperate with Parent to effect the transfer of unrestricted cash balances held in commercial bank accounts from foreign jurisdictions to accounts located in the United States, in each case effective as of the Effective Time. Parent has agreed to indemnify and hold harmless the Company, its subsidiaries and its and their representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, taxes and penalties suffered or incurred by them in connection with any such repatriation. The repatriation of foreign cash is not a condition to the Initial Closing or the Merger Closing and the Company’s

compliance or failure to comply with its obligations to cooperate with the repatriation of foreign cash will not be taken into account for purposes of determining whether any closing condition regarding the Company’s compliance with its covenants has been satisfied.

Treatment of Certain Notes

The Company has previously issued its 3.600% Notes due 2025, its 3.450% Notes due 2026, its 2.125% Notes due 2026, its 8.125% Notes due 2029, its 3.200% Notes due 2030, its 4.500% Notes due 2034, its 4.800% Notes due 2044, its 4.650% Notes due 2046, its 4.100% Notes due 2050 and Walgreen Co.’s 4.400% Notes due 2042, (collectively the “Notes”).

If reasonably requested by Parent, in writing and at Parent’s expense, the Company has agreed to use commercially reasonable efforts to commence, as promptly as practicable following receipt of such request or at any other commercially practicable time specified by Parent in such request, one or more offers to purchase any or all of the outstanding aggregate principal amount of the Notes at such price(s) specified by Parent in such request or otherwise reasonably acceptable to Parent and on such other terms and conditions as are reasonably acceptable to the Company and Parent (each a “Debt Tender Offer”). Any Debt Tender Offer will be conditioned on the Merger Closing and will be consummated substantially concurrently with the Merger Closing.

If reasonably requested by Parent in writing and at Parent’s expense, the Company will, in accordance with the applicable redemption provisions of the applicable series of Notes and the applicable indenture, (i) promptly (or at any other commercially practicable time specified by Parent in such request) issue a conditional notice of optional redemption for all of the outstanding aggregate principal amount of such series of Notes, pursuant to the redemption provisions of such series of Notes and the applicable indenture and (ii) take any other actions reasonably requested by Parent to facilitate the satisfaction and discharge of such series of Notes pursuant to the satisfaction and discharge provisions of the applicable indenture and the other provisions of the applicable indenture. The consummation of each such redemption or satisfaction and discharge will be conditioned on the Merger Closing and, unless specified by Parent, such redemption or satisfaction and discharge will be consummated substantially concurrently with the Merger Closing.

At the Merger Closing, Parent will cause the Surviving Corporation to comply with all terms and conditions of the then-outstanding Notes and the applicable indentures.

Joinders

As promptly as practicable (and in any event within 30 days) following the date of the Merger Agreement, Parent will (and will cooperate with the Equity Commitment Parties and their other affiliates, as applicable, to) cause the Equity Commitment Parties to cause each Topco and each affiliate of Parent (other than the Equity Commitment Parties) who becomes a party to any Financing Letter to be formed and to enter into a joinder to the Merger Agreement pursuant to which the applicable Parent Entity agrees to be bound by, and to perform the obligations of the Parent Entities to the same extent as if such Parent Entity were a party, to the Merger Agreement upon the execution of the Merger Agreement on the date of the Merger Agreement.

Conditions to the Merger

Conditions to the Initial Closing

•	the obligation of each of the Company, Parent and Merger Sub to consummate the Initial Closing is subject to the satisfaction or waiver of the following conditions:

•	the obtaining of the Company Stockholder Approval;

•

the waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act having expired or early termination thereof having been granted and no commitment to or agreement with a governmental entity not to consummate the Transactions being in effect;

•

certain required filings, approvals, clearances, expirations of waiting periods under antitrust laws, foreign investment laws and the foreign subsidiaries regulation, or issuance of certain required new authorizations, permits, licenses or franchises having occurred or been obtained;

•

all filings under the certain healthcare notification laws having been completed and the approvals, clearances or expirations of waiting periods applicable to the consummation of the Transactions having occurred or having been obtained; and

•

no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Transactions illegal or otherwise prohibiting, restraining, preventing or enjoining consummation of the Transactions.

The obligation of the Company to consummate the Initial Closing is subject to the satisfaction or waiver of the following additional conditions:

•

the representations and warranties of the Parent Entities that (i) are not made as of a specific date being true and correct as of the Initial Closing, as though made as of the Initial Closing, and (ii) are made as of a specific date being true and correct as of such date, in each case, except where the failure of such representations or warranties to be true and correct (without giving effect to any limitation as to materiality or Parent Material Adverse Effect set forth in such representations and warranties) is not reasonably likely to have a Parent Material Adverse Effect;

•	each of the Parent Entities having performed in all material respects all covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Initial Closing; and

•	receipt of a certificate, dated as of the Initial Closing date, signed by an executive officer of Parent certifying as to the matters set forth in the immediately preceding two bullets.

Under the Merger Agreement, it is also a condition to the Company’s obligation to consummate the Initial Closing that:

•

each of the Parent Entities will have delivered to the Company a certificate immediately prior to the Initial Closing confirming that (i) the Parent Entities stand ready, willing and able to consummate the Initial Closing and (ii) subject only to the satisfaction or waiver of the conditions to the Parent Entities’ obligation to consummate the Merger Closing, the applicable Parent Entities are obligated to, and stand ready, willing and able to consummate, the Merger Closing on the Merger Closing date;

•

Parent has provided evidence reasonably satisfactory to the Company that, as of the Initial Closing date, all of the conditions set forth in the applicable Financing Letters (other than those conditions that by their nature are to be satisfied at the Initial Closing, but each of which would be capable of being satisfied as of the Initial Closing) would be satisfied if the Merger Closing and Effective Time were to have occurred on such date; and

•

each of the Parent Entities has confirmed in writing that each financing source and the applicable Parent Entities has executed all definitive documentation governing the Financing to be entered into at the Merger Closing, and all deliverables under such documentation has been provided, which definitive documentation will become effective subject solely to the satisfaction of the conditions to the Parent Entities’ obligation to consummate the Merger Closing and the conditions precedent set forth in the applicable Financing Letters.

•	the obligation of the Parent Entities to consummate the Initial Closing is subject to the satisfaction or waiver of the following additional conditions:

•

the Company’s representation regarding the absence of a Company Material Adverse Effect being true and correct in all respects as of the date of the Merger Agreement and as of the Initial Closing, as though made as of the Initial Closing;

•

certain representations and warranties of the Company regarding the Company’s capitalization being true and correct in all respects as of the date of the Merger Agreement and the Initial Closing, as though made as of the Initial Closing (other than any such representation or warranty that is made as of a specific date, which need only be true and correct in all respects as of such date), except for de minimis inaccuracies;

•

certain representations and warranties of the Company regarding organization, capitalization, authority, Section 203 of the DGCL and brokers being true and correct in all material respects (other than any such representation or warranty that is qualified by materiality or Company Material Adverse Effect, which must be true and correct in all respects) as of the Initial Closing, as though made on and as of the date of the Merger Agreement and the Initial Closing (other than any such representation or warranty that is made as of a specific date, which need only be true and correct in all material respects as of such date);

•

all other representations and warranties of the Company contained in the Merger Agreement being true and correct as of the Initial Closing, as though made as of the Initial Closing (other than any such representation or warranty that is made as of a specific date, which need only be true and correct as of such date), except where the failure of such representations or warranties to be true and correct (without giving effect to any limitation as to materiality or Company Material Adverse Effect set forth in such representations and warranties) is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect;

•	the Company having performed in all material respects all covenants and obligations required to be performed by it under the Merger Agreement prior to the Initial Closing;

•

there not having been any effect, change, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect;

•	receipt of a certificate, dated as of the Initial Closing date, signed by an executive officer of the Company certifying as to the matters set forth in the immediately preceding six bullets; and

•	the delivery by the Company of certain segment financial statements and segment financial information described in the USR ABL Commitment Letter.

Under the Merger Agreement, it is also a condition precedent for the benefit of (and waivable only by) the Parent Entities to the Initial Closing that the Company has delivered to the Parent Entities a certificate immediately prior to the Initial Closing that (i) the Company stands ready, willing and able to consummate the Initial Closing and (ii) subject only to the satisfaction or waiver of the conditions to the Company’s obligation to consummate the Merger Closing, the Company is obligated to, and stands ready, willing and able to consummate, the Merger Closing in accordance with the Merger Agreement.

Conditions to the Merger Closing

The obligation of each of the Company, Parent and Merger Sub to consummate the Merger Closing is subject to the satisfaction or waiver of the condition that the Initial Closing has been consummated.

The obligation of the Parent Entities to consummate the Merger Closing is also subject to the satisfaction or waiver of the following conditions:

•

the satisfaction of the conditions to the Initial Closing relating to the accuracy of certain of the Company’s representations and warranties in the Merger Agreement, substituting the Merger Closing date for all references to the Initial Closing date;

•

since the Initial Closing, there not having been any effect, change, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect;

•

since the Initial Closing, the Company having complied in all material respect with the interim operating covenant in the Merger Agreement relating to the issuance or disposition of stock of the Company; and

•

Parent having received a certificate on the Merger Closing date, dated the Merger Closing date and signed by an executive officer of the Company, certifying as to the satisfaction of the foregoing conditions to the Merger Closing.

The obligation of the Company to consummate the Merger Closing is also subject to the satisfaction or waiver of the following conditions:

•

the satisfaction of the conditions to the Initial Closing relating to the accuracy of the Parent Entities’ representations and warranties in the Merger Agreement, substituting the Merger Closing date for all references to the Initial Closing date;

•

since the Initial Closing, Parent having complied in all material respects with its obligations under the Merger Agreement relating to the Financing of the Transactions and certain other covenants in the Merger Agreement; and

•

the Company having received a certificate on the Merger Closing date, dated the Merger Closing date and signed by an executive officer of Parent, certifying as to the satisfaction of the foregoing conditions to the Merger Closing.

Termination

The Merger Agreement may be terminated and the Merger may be abandoned:

•	by mutual written consent of Parent (on behalf of the Parent Entities) and the Company at any time prior to the Merger Closing;

•

by either Parent or the Company if the Initial Closing has not occurred by March 6, 2026 (the “initial outside date”, and as may be extended pursuant to the Merger Agreement, the “outside date”); provided that the initial outside date will automatically be extended until 11:59 p.m., New York City time, on June 6, 2026, if, as of the initial outside date, any governmental entity of competent jurisdiction has issued an order prohibiting, restraining, preventing or enjoining the consummation of the Transactions (which order arises under certain antitrust laws, foreign investment laws, certain specified company permits, the healthcare notification laws or the foreign subsidiaries regulation) or the applicable waiting period under the HSR Act has not expired or been terminated; provided further that the right to terminate the Merger Agreement described herein will (i) not be available to any party if the failure of such party to fulfill, in any material respect, any obligation under the Merger Agreement has been a principal cause of or principally resulted in the failure of the Initial Closing to occur on or before the outside date and (ii) be subject to the provision in the Merger Agreement providing that neither party can terminate the Merger Agreement during the three business day Notice Period referenced in the tenth bullet of this section entitled “The Merger Agreement—Termination”; provided, further, that (A) if the Marketing Period has commenced on or prior to the outside date but not been completed by the date that is three business days prior to the outside date, but all other conditions to the Initial Closing (other than those conditions that by their nature are to be satisfied at the Initial Closing) have been satisfied or, to the extent permitted by law, waived, then the outside date will be extended to the third business day following the final day of the Marketing Period and (B) if the Marketing Period has commenced on or prior to the outside date but not been completed by the date that is three business days prior to the outside date and would subsequently be deemed not to have commenced under the Merger Agreement solely as a result of any required financial information being not compliant by virtue of becoming stale on or prior to the date that would otherwise be the outside date, the outside date may be extended (or further extended) by either the Company or Parent for a period of up to 45 days by written notice to the other party at least one business day prior to the outside date;

•

by either Parent or the Company at any time prior to the Initial Closing if a governmental entity of competent jurisdiction has issued a nonappealable final order, decree, judgment, injunction or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining, preventing or otherwise prohibiting the consummation of the Transactions, except that (i) a party to the Merger Agreement will not be permitted to terminate the Merger Agreement under this provision if the material breach by such party of any of its obligations to use reasonable efforts to cause the consummation of the Transactions, including obtaining required regulatory approvals under the Merger Agreement, has been a principal cause of or principally resulted in the issuance of any such order, decree, ruling or the taking of such other action and (ii) the Parent Entities will not be permitted to rely on the failure of this condition to be met if any of the transactions specific to the reorganization has been a principal cause of or principally resulted in such order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation;

•

by Parent or the Company if the Company Stockholder Approval is not obtained at the Special Meeting or at any adjournment or postponement thereof at which a vote on the adoption of the Merger Agreement was taken;

•	by Parent, prior to the Effective Time, if the Board has effected a Company Board Recommendation Change;

•

by the Company, at any time prior to receipt of the Company Stockholder Approval, in order to enter into a definitive agreement providing for a Superior Proposal in accordance with the terms and conditions of the provisions described above in the sections entitled “The Merger Agreement—Go Shop; Restrictions on Solicitation of Other Offers” and “The Merger Agreement—Restrictions on Changes of Recommendation to Company Stockholders”; provided that any purported termination of the Merger Agreement under this provision will be null and void if the Company does not, prior to or concurrently with the termination of the Merger Agreement, pay Parent the Company Termination Fee;

•

by Parent, prior to the Initial Closing, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Company set forth in the Merger Agreement, which breach, inaccuracy or failure to perform (i) would cause certain Initial Closing conditions applicable to Parent and Merger Sub set forth in the Merger Agreement not to be satisfied, and (ii) is not capable of being cured by the outside date or, if capable of being cured by the outside date, will not have been cured within 20 business days following receipt by the Company of written notice of such breach, inaccuracy or failure to perform from Parent, provided that neither Parent nor Merger Sub is then in material breach of any representation, warranty or covenant under the Merger Agreement that would cause certain conditions to the Company’s obligation to consummate the Initial Closing not to be satisfied;

•

by Parent, after the Initial Closing but prior to the Effective Time, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Company set forth in the Merger Agreement, which breach, inaccuracy or failure to perform (i) would cause certain conditions to the obligation of the Parent Entities to consummate the Merger Closing not to be satisfied, and (ii) is not capable of being cured by the outside date or, if capable of being cured by the outside date, has not been cured within 20 business days following receipt by the Company of written notice of such breach, inaccuracy or failure to perform from Parent, provided that neither Parent nor Merger Sub is then in material breach of any representation, warranty or covenant under the Merger Agreement that would cause certain conditions to the Company’s obligation to consummate the Merger Closing not to be satisfied;

•

by the Company, prior to the Initial Closing, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of any Parent Entity set forth in the Merger Agreement, which breach, inaccuracy or failure to perform (i) would cause certain Initial Closing conditions applicable to the Company set forth in the Merger Agreement not to be satisfied, and (ii) is not capable of being cured by the outside date or, if capable of being cured by the outside date, will not have been cured within 20 business days following receipt by Parent of written notice of such breach, inaccuracy or failure to perform from the Company, provided that the Company is not then in material breach of any representation, warranty or covenant under the Merger Agreement that would cause certain conditions to the Parent Entities’ obligation to consummate the Initial Closing not to be satisfied;

•	by the Company if:

•

the Marketing Period has ended and the conditions to each party’s obligations to effect the Initial Closing and the specific conditions to the obligation of the Parent Entities to effect the Initial Closing (other than those conditions that by their nature are to be satisfied by actions taken at the Initial Closing each of which is capable of being satisfied at the Initial Closing) have been and continue to be satisfied;

•

the Company has confirmed by written notice to Parent after the end of the Marketing Period that all conditions to the Initial Closing applicable to the Company have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Initial Closing each of which is capable of being satisfied at the Initial Closing) or that it irrevocably waives in writing any unsatisfied Initial Closing conditions that may be waived under applicable law; and

•

the Initial Closing has not been consummated within three business days after the date on which Parent is required to consummate the Initial Closing pursuant to the Merger Agreement, and at all times during such three business day period, the Company stood ready, willing and able to consummate the Initial Closing.

•	by the Company if:

•

the Initial Closing has been consummated and the conditions to the Merger Closing (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) have been and continue to be satisfied;

•

the Company has confirmed by written notice to Parent after the Initial Closing that all conditions to the Merger Closing have been satisfied (other than those conditions that by their nature are to be satisfied at the Merger Closing) or that it irrevocably waives in writing any unsatisfied Merger Closing conditions that may be waived under applicable law;

•

the Merger Closing has not been consummated on the date on which Parent was required to consummate the Merger Closing pursuant to the Merger Agreement; provided that a material breach by the Company of its obligations under the Merger Agreement after the Initial Closing has been the principal cause of the failure of the Parent to consummate the Merger on the date on which Parent was required to consummate the Merger Closing pursuant to the Merger Agreement; and

•	the Company stood ready, willing and able to consummate the Merger Closing on such date.

•	by Parent if:

•

the Initial Closing has been consummated and the conditions to the Merger Closing (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) have been and continue to be satisfied or Parent (on behalf of the Parent Entities and Merger Sub) irrevocably waives (solely to the extent necessary to permit the Merger Closing to occur) any unsatisfied Merger Closing conditions that may be waived under applicable law;

•	the Merger Closing has not been consummated on the date on which the Company was required to consummate the Merger Closing pursuant to the Merger Agreement; and

•

the Parent Entities, Merger Sub and each financing source stood ready, willing and able to consummate the Merger on such date, provided that a material breach by the Parent of its obligations under the Merger Agreement after the Initial Closing has been the principal cause of the failure of the Company to consummate the Merger on the date on which Company was required to consummate the Merger Closing pursuant to the Merger Agreement.

•

by the Company, after the Initial Closing but prior to the Effective Time, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Parent Entities set forth in the Merger Agreement, which breach, inaccuracy or failure to perform (i) would cause the conditions to the Company’s obligation to consummate the Merger Closing not to be satisfied, and (ii) is not capable of being cured by the outside date or, if capable of being cured by the outside date, has not been cured within 20 business days following receipt by Parent of written notice of such breach, inaccuracy or failure to perform from the Company.

In the event of valid termination of the Merger Agreement as provided above, written notice thereof will be given to the other party or parties to the Merger Agreement, specifying the provision pursuant to which such termination is made and the Merger Agreement will immediately become void and there will be no liability or obligation on the part of the Parent Entities, the Company or their respective representatives, stockholders or affiliates; except that, subject to the following limitations:

•	any such termination will not relieve any party from liability for any willful breach prior to such valid termination; and

•

certain provisions, including those related to confidentiality, fees and expenses, defined terms and miscellaneous matters and the confidentiality agreement between Parent and the Company and the Limited Guaranty, will remain in full force and effect and survive any valid termination of the Merger Agreement in accordance with their respective terms and conditions.

A “willful breach” means a material breach of any covenant or agreement set forth in the Merger Agreement that is a consequence of an act, or failure to act, undertaken by the breaching party with the actual knowledge that the taking of such act, or failure to act, would result, or would reasonably be expected to result, in such breach.

Termination Fees; Reimbursement of Expenses

Company Termination Fee

Subject to certain limitations, the Company will pay Parent the Company Termination Fee in an amount equal to (i) $158,000,000 if the Company terminated the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal during the “go-shop” period or with an Exempted Person on or prior to the 55th day following the date of the Merger Agreement and (ii) $316,000,000 in the event that the Merger Agreement is terminated (except as provided in clause (i) above):

•	by Parent if the Board has effected a Company Board Recommendation Change;

•	by the Company in order to enter into a definitive agreement providing for a Superior Proposal; or

•

(i) by Parent if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Company set forth in the Merger Agreement, which breach, inaccuracy or failure to perform would cause certain closing conditions applicable to Parent and Merger Sub set forth in the Merger Agreement not to be satisfied, and is not capable of being cured by the outside date or, if capable of being cured by the outside date, will not have been cured within 20 business days following receipt by the Company of written notice of such breach, inaccuracy or failure to perform from Parent, (ii) by either Parent or the Company, prior to receipt of the Company Stockholder Approval, if the Effective Time has not occurred on or before the outside date or (iii) by Parent or the Company if the Company Stockholder Approval is not obtained, if (in each of the preceding clauses (i), (ii) and (iii)):

•	before the date of such termination, an acquisition proposal has been publicly announced, made or disclosed and not irrevocably and publicly withdrawn;

•

at the time of the Special Meeting, the Financing Letters are in full force and effect or have been replaced by alternative financing commitments in corresponding amounts sufficient to consummate the Transactions; and

•

within 12 months after the date of termination, the Company enters into a definitive agreement with respect to any acquisition proposal (which is subsequently consummated) or has consummated any acquisition proposal (provided that, for these purposes, the references to “20%” and “80%” in the definition of “acquisition proposal” are deemed to be references to “50%”).

•

If either the Company or Parent terminates the Merger Agreement because the Company Stockholder Approval is not obtained and at the time of the stockholder vote, the Financing Letters are in full force and effect or have been replaced with letters providing for alternative financing commitments in a corresponding amount sufficient to consummate the Merger, the Company will pay to Parent within two business days following the delivery by Parent of an invoice therefor any and all out-of-pocket fees and expenses actually incurred by Parent or on its behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated by the Merger Agreement, up to a maximum amount of $30,000,000. To the extent a Company Termination Fee becomes payable, any payment previously made pursuant to the preceding sentence will be credited against the obligation of the Company to pay the Company Termination Fee.

Parent Termination Fee

Subject to certain limitations, the Parent Entities will pay the Reverse Termination Fee equal to $560,000,000 in the event that the Merger Agreement is terminated:

•

by the Company, prior to the Initial Closing, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of any Parent Entity set forth in the Merger Agreement, which breach, inaccuracy or failure to perform (i) would cause certain closing conditions applicable to the Company set forth in the Merger Agreement not to be satisfied, and (ii) is not capable of being cured by the outside date or, if capable of being cured by the outside date, will not have been cured within 20 business days following receipt by Parent of written notice of such breach, inaccuracy or failure to perform from the Company, provided that the Company is not then in material breach of any representation, warranty or covenant under the Merger Agreement that would cause certain conditions to the Parent Entities’ obligation to consummate the Initial Closing not to be satisfied;

•	by the Company if:

•

the Marketing Period has ended and the conditions to each party’s obligations to effect the Initial Closing and the specific conditions to the obligation of the Parent Entities to effect the Initial Closing (other than those conditions that by their nature are to be satisfied by actions taken at the Initial Closing each of which is capable of being satisfied at the Initial Closing) have been and continue to be satisfied;

•

the Company has confirmed by written notice to Parent after the end of the Marketing Period that all conditions to the Initial Closing applicable to the Company have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Initial Closing each of which is capable of being satisfied at the Initial Closing) or that it irrevocably waives in writing any unsatisfied Initial Closing conditions that may be waived under applicable law; and

•

the Initial Closing has not been consummated within three business days after the date on which Parent is required to consummate the Initial Closing pursuant to the Merger Agreement, and at all times during such three business day period, the Company stood ready, willing and able to consummate the Initial Closing.

•

by the Company, after the Initial Closing but prior to the Effective Time, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Parent Entities set forth in the Merger Agreement, which breach, inaccuracy or failure to perform (i) would cause the conditions to the Company’s obligation to consummate the Merger Closing not to be satisfied, and (ii) is not capable of being cured by the outside date or, if capable of being cured by the outside date, has not been cured within 20 business days following receipt by Parent of written notice of such breach, inaccuracy or failure to perform from the Company.

•	by the Company if:

•

the Initial Closing has been consummated and the conditions to the Merger Closing (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) have been and continue to be satisfied;

•

the Company has confirmed by written notice to Parent after the Initial Closing that all conditions to the Merger Closing have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) or that it irrevocably waives in writing any unsatisfied conditions to the Merger Closing that may be waived under applicable law;

•	the Merger Closing has not been consummated on the date on which Parent was required to consummate the Merger Closing pursuant to the Merger Agreement; and

•

the Company stood ready, willing and able to consummate the Merger Closing on such date; provided that a material breach by the Company of its obligations under the Merger Agreement after the Initial Closing has not been the principal cause of the failure of the Parent to consummate the Merger on the date on which Parent was required to consummate the Merger Closing pursuant to the Merger Agreement.

In no event will the Company or the Parent Entities be required to pay a termination fee on more than one occasion.

If the Company or the Parent Entities, as the case may be, fails to timely pay any amount described above and, in order to obtain the payment, the other party commences a suit, action or proceeding which results in a final and non-appealable judgment against the other party for the applicable payment set forth above, such paying party will pay the other party its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) in connection with such suit, action or proceeding, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.

Payment of the Reverse Termination Fee to the Company, together with any indemnification for or reimbursement of any applicable expenses pursuant to certain provisions of the Merger Agreement, will be the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Company or any other person arising out of or in connection with the Merger Agreement, the Financing Letters or the Limited Guaranty, any of the transactions contemplated thereby (or the abandonment or termination thereof), any breach (including any willful breach) or failure to perform under the Merger Agreement, the failure of the Merger or the other transactions to be consummated, or any matter forming the basis for such termination, and, upon payment of such amount, neither the Company, nor any other person will be entitled to bring or maintain any claim, action or proceeding against the Parent Entities, any guarantor, the financing sources or any of their respective representatives (including any investment banker, financial advisors, attorneys, accountants or other advisors) or any of their respective affiliates or any of their or their affiliates’ respective direct or indirect, former, current or future general or limited partners, stockholders, equityholders, securityholders, financing sources, managers, members, directors, officers, employees, controlling persons, agents or assignees, which we refer to collectively as the Parent related parties, for any loss or damage arising out of or in connection with any breach (including any willful breach) or failure to perform under the Merger Agreement, the Financing Letters or the Limited Guaranty, any of the Transactions (or the abandonment or termination thereof), the failure of the Merger or the other transactions to be consummated or any matters forming the basis for such termination.

Payment of the Company Termination Fee to the Parent Entities will, together with any reimbursement of applicable expenses, be the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Parent Entities, the Parent related parties or any other person arising out of or in connection with the Merger Agreement, the Transactions, any breach or failure to perform under the Merger Agreement, the failure of the Merger or the other Transactions to be consummated, or any matter forming the basis for such termination, and, upon payment of such amount, none of the Parent Entities, any of their respective affiliates or any other person will be entitled to bring or maintain any claim, action or proceeding against the Company and its subsidiaries and any of their respective direct or indirect, former, current or future officers, directors, partners, stockholders, managers, members, financing sources, representatives, employees, controlling persons, agents, affiliates or any other person claiming by, through or for the benefit of the Company, which persons we refer to collectively as the Company related parties, arising out of or in connection with the Merger Agreement, any of the Transactions, the failure of the Merger or the other Transactions to be consummated or any matters forming the basis for such termination.

Amendment; Extension; Waiver; Procedures

Amendment

The Merger Agreement may be amended, modified or supplemented by the parties to the Merger Agreement by action taken or authorized by their respective boards of directors at any time prior to the Effective Time of the Merger, whether before or after receipt of the Company Stockholder Approval, except that after receipt of the Company Stockholder Approval, no amendment may be made that pursuant to applicable law requires further approval or adoption by the stockholders of the Company without such further approval or adoption. The Merger Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment, modification or supplement to the Merger Agreement (as applicable), signed on behalf of each of the parties to the Merger Agreement.

Extension; Waiver

At any time prior to the Effective Time, the parties to the Merger Agreement, may, subject to applicable law, (i) extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant the Merger Agreement and (iii) waive compliance with any of the agreements or conditions contained in the Merger Agreement. Any agreement on the part of a party to the Merger Agreement to any such extension or waiver will be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver will not apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party to the Merger Agreement to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights.

Remedies

Under the Merger Agreement, the parties thereto have acknowledged and agreed that the parties will be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement. The right of the Company to obtain an injunction, specific performance or other equitable remedies in connection with enforcing the applicable Parent Entity’s obligation to cause the Equity Financing to be funded in accordance with the terms and conditions of the applicable Equity Commitment Letter and to effect the applicable closing is subject in all events to the requirements that:

•

the Marketing Period has ended and the satisfaction, or express written waiver by the Parent Entities of all conditions precedent to the obligations of the Parent Entities to consummate the Transactions (other than those conditions that by their nature are to be satisfied at the applicable closing, but subject to such conditions being satisfied at the such closing) at the time when the applicable closing would have been required to occur pursuant to the Merger Agreement, but for the failure of the Equity Financing to be funded;

•

the Debt Financing and the Preferred Equity Financing have been funded or will be funded in accordance with the terms thereof at the applicable closing if the Equity Financing is or were to be funded at the applicable closing; and

•

the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the Equity Financing, the Preferred Equity Financing and Debt Financing were funded, then it would take such actions required of it by the Merger Agreement to cause the applicable closing to occur and it stands ready, willing and able to consummate the Initial Closing or the Merger, as applicable.

In connection with any loss suffered by the Company or any Company related party arising out of or in connection with the Merger Agreement, the Financing Letters or the Limited Guaranty and the transactions contemplated by the Merger Agreement, including as a result of the failure of the transactions contemplated thereby to be consummated or for a breach (including willful breach) or failure to perform thereunder or otherwise (other than in the circumstances in which the Company is entitled to receive the Reverse Termination Fee), the maximum aggregate monetary liability of the Parent Entities and the Parent related parties is limited to the amount of the Reverse Termination Fee, and in no event may the Company seek or be entitled to recover from any Parent Entity or any Parent related party any monetary damages in excess of such amount, except with respect to indemnification for or reimbursement of any applicable expenses pursuant to certain provisions of the Merger Agreement.

In connection with any loss suffered by Parent related parties as a result of the failure of the Transactions to be consummated or for a breach or failure to perform thereunder or otherwise, other than in the circumstances in which Parent is entitled to receive the Company Termination Fee, the maximum aggregate monetary liability of the Company and the Company related parties is limited to the amount of the Company Termination Fee, and in no event may any Parent Entity or any Parent related party seek or be entitled to recover from the Company or any Company related party any monetary damages in excess of such amount.

Governing Law; Submission to Jurisdiction

The Merger Agreement is governed by the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. Except as specifically set forth in the Debt Commitment Letters or the Preferred Equity Commitment Letter, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) involving any of the Debt Commitment Parties in any way relating to the Debt Commitment Letters or the preferred Equity Commitment Parties in any way relating to the Preferred Equity Commitment Letter, as applicable, or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, construed and enforced in accordance with, the internal laws of the State of New York. Each of the parties to the Merger Agreement consented to submit itself to the exclusive personal jurisdiction of the Delaware Court of Chancery or, if that court does not have jurisdiction, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to the Merger Agreement or any of the transactions contemplated by the Merger Agreement.

THE DAP RIGHTS AGREEMENT

The following is a summary of the material terms and conditions of the DAP Rights Agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the form of DAP Rights Agreement, a copy of which is an exhibit to the Merger Agreement attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the DAP Rights that is important to you. We encourage you to read the DAP Rights Agreement carefully and in its entirety because when it is entered into, the DAP Rights Agreement will control the terms pursuant to which payments will be made to the holders of the DAP Rights. Although the Company does not anticipate the definitive version of the DAP Rights Agreement negotiated and entered into with the Rights Agent to differ from the form attached to this proxy statement as Annex D in any respect that would be material to DAP Right Holders, there can be no assurance that any changes will not, in fact, be material to such DAP Right Holders.

Characteristics of DAP Rights

The DAP Rights are not voting securities of, and do not represent ownership interests in Parent, DAP Issuer, the Company, the Shareholder Representative or any of their respective affiliates, or in any constituent company to the Merger, either at law or in equity, and do not represent any right to dividends of such entities. Interest will not accrue on any amounts payable on the DAP Rights to any DAP Right Holder. The rights of the DAP Right Holders with respect to the DAP Rights will be limited to those expressly provided for in the Merger Agreement and the DAP Rights Agreement.

Payments

The DAP Right Holders are entitled to payments upon the following events:

Payment for Interim Distributions

Prior to the Sale Deadline, at any time and from time to time, in the event (x) the Available Cash Balance exceeds $200,000,000 and (y) the amounts calculated for each of clauses (iv), (v) and (vi) of the definition of Available Cash Balance are each equal to $0, DAP Issuer will make a payment to the DAP Right Holders in respect of the DAP Rights in an aggregate amount (a “Mandatory Distribution Amount”) equal to the amount by which the Available Cash Balance exceeds $200,000,000, unless the Sale Committee (acting by unanimous written consent of each member of the Sale Committee) determines to not make such a Mandatory Distribution Amount.

Prior to the Sale Deadline, at any time and from time to time, in the event (x) the Available Cash Balance exceeds $100,000,000 and (y) the amounts calculated for each of clauses (iv), (v) and (vi) of the definition of Available Cash Balance are each equal to $0, the Sale Committee will have the right to request that DAP Issuer make a payment to the DAP Right Holders in respect of the DAP Rights in an aggregate amount (a “Discretionary Distribution Amount”) not to exceed the difference between the Available Cash Balance as of such time and $100,000,000.

Prior to the Sale Deadline, at any time and from time to time, in the event the Available Cash Balance exceeds $0, the Sale Committee (acting by unanimous written consent of each member of the Sale Committee) will have the right to request that DAP Issuer make a payment to the DAP Right Holders in respect of the DAP Rights in an aggregate amount (a “Unanimous Distribution Amount”) not to exceed the Available Cash Balance.

Upon any distribution pursuant to the foregoing paragraphs (an “Interim Distribution”), each DAP Right Holder will be entitled to its pro rata portion of the Interim Distribution Shareholder Proceeds relating to such Interim Distribution.

Payment for Entire Village Sale

Upon the consummation of an Entire Village Sale, each DAP Right Holder will be entitled to its pro rata portion of the Village Shareholder Proceeds. “Village Shareholder Proceeds” refers to the product of (A) 70% and (B) the Available Cash Balance after giving effect to the consummation of such Entire Village Sale; provided that, for the avoidance of doubt, the maximum amount a DAP Right Holder may receive in respect of a DAP Right (taking into account all prior payments with respect to such DAP Right) is $3.00.

Payment upon Sale Deadline

In the event that the Entire Village Sale has not been consummated by the Sale Deadline, each DAP Right Holder will be entitled to its pro rata portion of the Sale Deadline Net Proceeds.

Payment of Deferred Cash Consideration

To the extent that any consideration pursuant to any Village Sale includes any deferred cash consideration, each DAP Right Holder will be entitled to its pro rata portion of any amount of such deferred cash consideration received by DAP Issuer net of certain unpaid taxes; provided that, for the avoidance of doubt, the maximum amount a DAP Right Holder may receive in respect of a DAP Right (taking into account all prior payments with respect to such DAP Right) is $3.00.

Payment upon Change of Control

In the event of a change of control of DAP Issuer, the date that is 60 days prior to the anticipated date of consummation of such change of control will be deemed for all purposes under the DAP Rights Agreement as the occurrence of the Sale Deadline and each DAP Right Holder will be entitled to the pro rata portion of the Sale Deadline Net Proceeds.

Payment of Equity Award DAP Rights

Any DAP Right payment amount payable in respect of a DAP Right in respect of a Company Equity Award (an “Equity Award DAP Right”) that has not yet been issued (including, for the avoidance of doubt, any forfeited Equity Award DAP Rights) as of the date of the calculation of the applicable DAP Right payment (such amounts, the “Equity Award Catch-up Amounts”) will not be distributed on the applicable DAP Right payment date but, except in the case of any forfeited Equity Award DAP Right, will be deposited by DAP Issuer into a segregated bank account of DAP Issuer at a banking institution reasonably acceptable to the Shareholder Representative established and maintained for the benefit of the holders of Equity Award DAP Rights (other than, for the avoidance of doubt, any forfeited Equity Award DAP Rights) and invested in one or more qualified investments until paid pursuant to the terms of the DAP Rights Agreement (“Equity Award Catch-up Account”). Upon vesting of the right to receive any Equity Award DAP Right in accordance with the Merger Agreement following the Closing Date, the holder thereof will receive (and DAP Issuer will issue or pay) (i) the Equity Award DAP Right and (ii) an amount in cash from the Equity Award Catch-up Account equal to the aggregate Equity Award Catch-up Amounts (if any) in respect of such Equity Award DAP Right. In the event any Equity Award DAP Right that is issuable upon vesting (but has not yet been issued) becomes a forfeited Equity Award DAP Right, any Equity Award Catch-up Amounts in respect of such forfeited Equity Award DAP Right will be released to DAP Issuer from the Equity Award Catch-up Account (and, for the avoidance of doubt, will not be considered cash and cash equivalents or included in the calculation of Available Cash Balance). Notwithstanding anything to the contrary in the DAP Rights Agreement, (a) payment in respect of any Equity Award DAP Right will only be made in accordance with Treasury Regulation Section 1.409A-3(j)(5)(iv)(A), provided that the parties to the DAP Rights Agreement acknowledge and agree that any DAP Right payment amounts in respect of Equity Award DAP Rights that are paid beyond the fifth (5th) anniversary of the Effective Time will be paid if such DAP Right payment amounts are subject to a substantial risk of forfeiture under

Section 409A of the Code and will constitute “short-term deferrals” within the meaning of Treasury Regulation Section 1.409A-1(b)(4) and (b) any DAP Right payment amount payable in respect of Equity Award DAP Rights may be retained by DAP Issuer to be paid to the holder thereof through the payroll of DAP Issuer or one of its affiliates.

For the avoidance of doubt, the maximum amount a DAP Right Holder may receive in respect of a DAP Right (taking into account all prior payments with respect to such DAP Right) is $3.00.

Dispute Mechanics

Interim Distributions

In the event of a Mandatory Distribution Amount, DAP Issuer will promptly deliver to the Shareholder Representative and the Sale Committee a good faith calculation of the Interim Distribution Shareholder Proceeds and the resulting amounts owed to the DAP Right Holders. In response, within five (5) business days, the Shareholder Representative will deliver to DAP Issuer and the Rights Agent a notice specifying whether it agrees with or objects to DAP Issuer’s calculation. If the Shareholder Representative agrees with the calculation, the Interim Distribution Shareholder Proceeds will become payable to the DAP Right Holders. If the Shareholder Representative delivers a notice of objection to DAP Issuer’s calculation, the parties will, in good faith, try to resolve such objections for a period of ten (10) business days, and if they are unable to resolve all objections in such period, the items in dispute will be submitted to KPMG, LLP or a jointly-selected neutral auditor (the “Neutral Auditor”). The resolution of the disputed items by the Neutral Auditor will, in the absence of manifest error, be final and binding upon the parties to the DAP Rights Agreement and the DAP Right Holders.

Entire Village Sale or Sale Deadline

Following the completion of the Entire Village Sale or occurrence of the Sale Deadline, DAP Issuer will deliver to the Shareholder Representative a good faith calculation of the Village Shareholder Proceeds or Sale Deadline Net Proceeds and amounts owed to each DAP Right Holder. In response, within thirty (30) days, the Shareholder Representative will deliver to DAP Issuer and the Sale Committee a notice specifying whether it agrees with or objects to DAP Issuer’s calculation. If the Shareholder Representative agrees with the calculation, the Village Shareholder Proceeds or Sale Deadline Net Proceeds, as applicable, will become payable to the DAP Right Holders. If the Shareholder Representative delivers a notice of objection to DAP Issuer’s calculation, the items in dispute will be submitted to the Neutral Auditor. The resolution of the disputed items by the Neutral Auditor will, in the absence of manifest error, be binding upon the parties to the DAP Rights Agreement and the DAP Right Holders.

DAP Rights Non-Transferable

The DAP Rights are designed not to be marketable and will not be registered under the Securities Act or the Exchange Act. They may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a permitted transfer and, in the case of a permitted transfer, only in accordance with the provisions of the DAP Rights Agreement regarding procedures for transfer and in compliance with applicable United States federal and state securities laws. For purposes of the DAP Rights Agreement, a permitted transfer means:

•	a transfer of any or all of the DAP Rights on death by will or intestacy;

•	a transfer by instrument to an inter vivos or testamentary trust in which the DAP Rights are to be passed to beneficiaries upon the death of the trustee;

•	a transfer made pursuant to a court order (including in connection with divorce, bankruptcy or liquidation);

•

if the DAP Right Holder is a corporation, partnership or limited liability company, a distribution by the transferring corporation, partnership or limited liability company to its stockholders, partners or members, as applicable (provided that (A) such distribution does not subject the DAP Rights to a requirement of registration under the Securities Act or the Exchange Act or (B) in the case of a transferring corporation, DAP Issuer will have reasonably determined after consultation with counsel that such distribution does not subject the DAP Rights to a requirement of registration under the Securities Act or the Exchange Act);

•

transfers made by operation of law (including a consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; and

•

in the case of DAP Rights held in book-entry or other similar nominee form, from a nominee to a beneficial owner (and, if applicable, through an intermediary) or from such nominee to another nominee for the same beneficial owner.

Shareholder Representative

The Shareholder Representative, which the Company will determine prior to the Merger Closing, will consist of a committee, or an entity controlled by a committee, comprised of three individuals who were members of the Board immediately prior to the Merger Closing. The Shareholder Representative will act by a majority vote of the members of the committee on behalf of the DAP Right Holders, and any document executed by a majority of the individual members of the committee will be deemed a validly executed document on behalf of the Shareholder Representative. To the extent that any member of the committee that comprises or controls the Shareholder Representative resigns, is removed or becomes incapable of acting, the remaining members of the committee will promptly appoint a qualified successor member.

The Shareholder Representative will have the sole and exclusive authority to act on behalf of the DAP Right Holders to enforce their rights under the DAP Rights Agreement. The Shareholder Representative will be under no obligation to institute any legal proceeding or take any other action likely to involve material expense. Any action, suit or proceeding instituted by the Shareholder Representative will be brought in its name as Shareholder Representative on behalf of the DAP Right Holders, and any recovery of judgment will be for the ratable benefit of all such holders.

The DAP Right Holders have limited recourse against the Shareholder Representative, any individual member of the committee comprising or controlling the Shareholder Representative or any of their respective representatives. None of such persons will have any liability for (i) the performance, or lack thereof, of its duties under the DAP Rights Agreement, (ii) acts or omissions of other parties to the DAP Rights Agreement or (iii) damages, losses or expenses arising out of the DAP Rights Agreement, other than due to gross negligence, bad faith or willful or intentional misconduct. Additionally, such persons do not owe any duties or obligations to the DAP Right Holders, fiduciary or otherwise, other than those expressly set forth in the DAP Rights Agreement and the duty to act in good faith. Finally, no provision of the DAP Rights Agreement will require the Shareholder Representative (or holders of its equity interests, any individual member of the committee comprising the Shareholder Representative or any of their respective representatives) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the DAP Rights Agreement or in the exercise of any of its rights or powers.

Pursuant to the terms of the DAP Rights Agreement, DAP Issuer will indemnify the Shareholder Representative (as well as holders of its equity interests, any individual member of the committee comprising the Shareholder Representative or any of their respective representatives) against all claims and losses, unless due to the gross negligence, bad faith or willful or intentional misconduct of the Shareholder Representative, holders of its equity interests, any individual member of the committee comprising the Shareholder Representative or any of their respective representatives. Any of such costs borne by DAP Issuer will be deducted from any Interim

Distribution Shareholder Proceeds, Village Shareholder Proceeds, Sale Deadline Shareholder Proceeds, as applicable, as sale expenses.

From the Effective Time until the valid termination of DAP Rights Agreement, each individual member of the committee that comprises or controls the Shareholder Representative will receive a quarterly cash retainer in the amount of $75,000.

Sale Committee

The Sale Committee is comprised of three individuals including, a member appointed by the Shareholder Representative, a member appointed by the SP Investors and a member appointed by the Parent Entities. The Sale Committee will act by a majority vote of the members of the committee, and, except as specified in the DAP Rights Agreement, any document executed by a majority of the individual members of the committee will be deemed a validly executed document on behalf of the Sale Committee. To the extent that any member of the committee that comprises the Sale Committee resigns, is removed or becomes incapable of acting, the Shareholder Representative, the SP Investors or the Parent Entities, as applicable will promptly appoint a qualified successor member.

The Sale Committee will conduct its role by, among other things, taking into consideration the benefit of maximizing the value of the Village Business and the aggregate DAP Right payment amount reasonably attainable prior to the Sale Deadline.

The DAP Right Holders have limited recourse against the Sale Committee, any individual member of the committee comprising the Sale Committee or any of their respective representatives. None of such persons will have any liability for (i) the performance, or lack thereof, of its duties under the DAP Rights Agreement, (ii) acts or omissions of other parties to the DAP Rights Agreement or (iii) damages, losses or expenses arising out of the DAP Rights Agreement, other than due to gross negligence, bad faith or willful or intentional misconduct. Additionally, such persons do not owe any duties or obligations to the DAP Right Holders, fiduciary or otherwise, other than those expressly set forth in the DAP Rights Agreement and the duty to act in good faith. Finally, no provision of the DAP Rights Agreement will require the Sale Committee (as well as holders of its equity interests, any individual member of the committee comprising the Sale Committee or any of their respective representatives) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the DAP Rights Agreement or in the exercise of any of its rights or powers.

Pursuant to the terms of the DAP Rights Agreement, DAP Issuer will indemnify the Sale Committee (as well as holders of its equity interests, any individual member of the committee comprising the Sale Committee or any of their respective representatives), unless due to the gross negligence, bad faith or willful or intentional misconduct of the Sale Committee, holders of its equity interests, any individual member of the committee comprising the Sale Committee or any of their respective representatives. Any of such costs borne by DAP Issuer will be deducted from any Interim Distribution Shareholder Proceeds, Village Shareholder Proceeds, Sale Deadline Shareholder Proceeds, as applicable, as sale expenses.

From the Effective Time until the valid termination of DAP Rights Agreement, the individual acting as the designee of the Shareholder Representative on the Sale Committee will receive a quarterly cash retainer in the amount of $75,000.

Sale Process

Pursuant to the terms of the DAP Rights Agreement, the Sale Committee will generally be responsible for conducting the sale process of the VPMC Group (or the other Village Entities’ interests in the VPMC Group) and will be empowered to take all actions necessary or advisable in doing so, including by retaining independent advisors, soliciting potential purchasers, negotiating the terms of any sale and determining which purchaser to select. From the Effective Time until the consummation of the Entire Village Sale or the Sale Deadline, whichever is earlier, DAP Issuer will use commercially reasonable efforts to provide all assistance reasonably requested by the Sale Committee in consummating such sales, including by providing information with respect to the Village Business, assisting in the preparation of agreements and assisting in obtaining any required approvals. The Sale Committee will consult with DAP Issuer, the Shareholder Representative and the Sale Committee member appointed by the Parent Entities (the “Parent Member”) in connection with any Village Sale and will keep DAP Issuer, the Shareholder Representative and the Parent Member reasonably informed on a current basis of the status, details and progress of any negotiations for any Village Sale.

During the first sixty (60) days following the four (4) year anniversary of the Effective Time, if the Sale Deadline has been extended to the five (5) year anniversary of the Effective Time, the Parent Member may, in its sole discretion, elect to cause a sale process or processes for a Village Sale by written notice to DAP Issuer, and such sale process shall be conducted by the Parent Member. During the first sixty (60) days following the five (5) year anniversary of the Effective Time, if the Sale Deadline has been extended to the six (6) year anniversary of the Effective Time, the Shareholder Representative may, in its sole discretion, elect to cause a sale process or processes for a Village Sale by written notice to DAP Issuer, and such sale process shall be conducted by the Shareholder Representative. Any Village Sale resulting from such a sale process initiated by the Parent Member or Shareholder Representative must be for cash consideration only.

In the event that a definitive agreement relating to any Village Sale is to be entered into prior to the Sale Deadline, such agreement will not, without DAP Issuer’s consent:

•

require DAP Issuer or any of its affiliates (other than any member of the VPMC Group) to agree to any material operating restrictions applicable to DAP Issuer or any of its affiliates (other than any member of the VPMC Group), other than certain customary confidentiality and/or employee non-solicitation covenants and restrictions relating solely to the Village Business’ management, operation or oversight of the VPMC Group that do not survive the closing of the applicable Village Sale;

•

require DAP Issuer or any of its affiliates (other than any member of the VPMC Group) to agree to any recourse (other than any member of the VPMC Group) in excess of any escrow amount, holdback or similar amount after the closing of such agreement; or

•

require DAP Issuer or any of its affiliates (other than any member of the VPMC Group) to retain any excluded or retained liabilities relating to the equity or debt interests or assets of any of the Village Entities being directly or indirectly sold, transferred or otherwise disposed of in connection with such Village Sale after the closing of such Village Sale, as applicable.

Interim Operations of Village Business

From and after the Effective Time until payment of the Village Shareholder Proceeds or Sale Deadline Shareholder Proceeds, the written consent of the Sale Committee will be required in connection with determining the position and course of action to be taken with respect to any member of the VPMC Group that would, consistent with VPMC’s past practice, require the approval of the board of directors, the board of managers or the holders of the equity interests of VPMC (including the appointment of any designee to the board of managers of VPMC). Without limiting the foregoing, from and after the Effective Time until payment of the Village Shareholder Proceeds or Sale Deadline Shareholder Proceeds:

•

DAP Issuer will, to the extent legally permissible (and subject to each of the Sale Committee’s and Shareholder Representative’s entry into a customary non-disclosure agreement to the extent required by applicable law), reasonably promptly provide to the Sale Committee and the Shareholder Representative all material information received by DAP Issuer or any of its affiliates with respect to the VPMC Group.

•

DAP Issuer will, subject to its rights under the VPMC operating agreement, use reasonable best efforts to cause the Village Business to (x) subject to certain exceptions, be operated in the ordinary course (including with respect to the payment of taxes, the filing of tax returns, and other tax matters) and (y) to preserve in all material respects the material business relationships of the Village Business. Such ordinary course obligations will not include any obligation to provide additional funding to the VPMC Group other than obligations required under the Pre-Closing Primary Facility.

•	DAP Issuer will not and will cause members of the VPMC Group to not, except as otherwise expressly required by the DAP Rights Agreement, or with the Sale Committee’s prior written consent:

•

(A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of equity interests, (B) split, combine or reclassify any of equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any such equity interests; or (C) purchase, redeem or otherwise acquire any equity interests or any rights, warrants or options to acquire any such equity interests or other securities;

•

(A) amend or otherwise change the certificate of incorporation or bylaws or equivalent organizational documents of any member of the VPMC Group or (B) adopt or enter into a plan or agreement of, or otherwise enter into or effectuate, any complete or partial liquidation, dissolution, recapitalization, restructuring, merger, amalgamation, equity exchange or other reorganization of any member of the VPMC Group;

•

issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any Lien (as such term is defined in the Merger Agreement) any equity interests in the VPMC Group, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such equity interests, voting securities or convertible or exchangeable securities;

•

sell, lease, license, pledge, mortgage or otherwise dispose of or subject to any Lien (other than Liens arising in connection with immaterial security deposit or cash collateral arrangements in the Ordinary Course of Business, as such term is defined in the DAP Rights Agreement) any properties, rights or assets of the VPMC Group, other than (A) transactions among members of the VPMC Group in the ordinary course of business and (B) sales of inventory and disposition of obsolete equipment of the VPMC Group in the ordinary course of business;

•

acquire (whether pursuant to merger, stock or asset purchase or otherwise) in one transaction or any series of related transactions equity interests in any Person or any business or division of any Person or any material property or assets of any Person (or business or division thereof), in each case that would be material to the Village Business;

•

(A) incur, assume or otherwise become obligated with respect to any indebtedness for borrowed money (including any debt securities) (and including any guarantee of any such indebtedness of another Person) other than (1) interest and other amounts paid in kind and capitalized to the principal amount of the Pre-Closing Company-Village Loans on the terms provided therein as of the date hereof, (2) for any such indebtedness solely among one or more of the members of the VPMC Group or (3) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities, supplier financing programs or cash management programs or other similar arrangements, in each case issued, made or entered into in the Ordinary Course of Business (which excepted activities will be deemed to include guaranties by a member of the VPMC Group of any other member of the VPMC Group’s obligations under any lease by such member of the VPMC Group), (B) enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing or (C) make any loans, advances (other than routine advances to employees of Village Business in the Ordinary Course of Business) or capital contributions to, or Investment in, any other Person, other than in any other member of the VPMC Group;

•

settle or compromise any material action, suit, proceeding, claim, dispute, arbitration or investigation involving amounts in excess of $5,000,000 individually, or which settlement or compromise would impose any material non-monetary obligation on any of the Village Entities; or

•	authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

•	DAP Issuer will not and will cause the Village Entities to not, except with the Shareholder Representative’s prior written consent:

•	amend or in any way modify, or waive in a manner that would be adverse to the DAP Right Holders, the terms of any Pre-Closing Company-Village Loans, subject to certain exceptions; or

•

enter into, renew, terminate or extend, materially amend, or waive any material right under, any affiliate transaction (other than, for the avoidance of doubt, back-office, administrative, overhead and similar arrangements in the ordinary course of business on arm’s-length terms).

•

DAP Issuer will not and will cause certain of the Village Entities to not, and will use its reasonable best efforts to cause the Village Blockers not to, except with the Shareholder Representative’s prior written consent: (A) engage in any business operations other than as contemplated by the DAP Rights Agreement and the ownership of equity and/or debt interests in their respective subsidiaries and investees and any rights and obligations that are incidental to holding such interests, (B) purchase, redeem or otherwise acquire any of their respective equity or debt interests, (C) issue any equity interests, other than to wholly owned subsidiaries of DAP Issuer, (D) issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any lien any equity interests (other than pursuant to a Village Sale (that is not an affiliate transaction and that has been approved by the Sale Committee pursuant to the terms hereof)) or (E) amend their respective organizational documents;

•	DAP Issuer will not and will cause certain of the Village Entities not to, except with the Shareholder Representative’s prior written consent:

•	distribute or otherwise transfer any cash or cash equivalents subject to certain exceptions; or

•	authorize any of, or commit or agree, in writing or otherwise to take any of, the foregoing actions.

Amendment of DAP Rights Agreement

Without the consent of any DAP Right Holder, the Rights Agent, the Sale Committee and DAP Issuer may amend the DAP Rights Agreement to (i) evidence the termination, succession or assumption of a new Rights Agent or member of the Shareholder Representative or member of the Sale Committee, (ii) add covenants applicable to DAP Issuer for the benefit of the DAP Right Holders, provided, that in each case, such provisions will not adversely affect the interests of the DAP Right Holders as reasonably determined by the Shareholder Representative, (iii) correct any ambiguities in the DAP Rights Agreement, provided, that in each case, such provisions will not adversely affect the interests of the DAP Right Holders as reasonably determined by the Shareholder Representative, (iv) as needed, ensure that the DAP Rights are not subject to registration under the Securities Act or the Exchange Act or (v) otherwise amend the DAP Rights Agreement, even if such amendment is adverse to the interest of the DAP Right Holders (provided the Shareholder Representative provides written consent to such amendment).

Damages and Suits for Enforcement

If a breach of the DAP Rights Agreement occurs and is not waived by the Shareholder Representative and is continuing, the Shareholder Representative may in its discretion act to enforce the rights of the DAP Right Holders by initiating any judicial proceedings it deems most effectual. In any litigation relating to enforcement of the DAP Rights Agreement, the non-prevailing party (as determined by a court of competent jurisdiction in a final, nonappealable order) will pay the costs incurred by the prevailing party, including reasonable legal fees.

Only DAP Issuer may be liable for monetary damages under the DAP Rights Agreement. The liability of any of the party to the DAP Rights Agreement (including the Shareholder Representative) for breach of its obligations under the DAP Rights Agreement will not include any indirect or consequential damages, or any special or punitive damages (other than in connection with fraud or amounts payable to third parties in respect of third-party claims arising out of such party’s breach of the DAP Rights Agreement), but may include the benefit of the bargain lost by the DAP Right Holders to the extent proximately caused by such breach.

Termination

The DAP Rights Agreement will terminate and each DAP Right will expire upon (a) the one year anniversary of the later of (i) the payment of all Interim Distribution Shareholder Proceeds, Village Shareholder Proceeds, Sale Deadline Shareholder Proceeds, Equity Award Catch-up Amounts and deferred cash consideration and (ii) the Sale Deadline, (b) the aggregate DAP Right payment amounts actually distributed to any DAP Right Holder in respect of a DAP Right equals $3.00 or (c) the written agreement of DAP Issuer and the Shareholder Representative to terminate the DAP Rights Agreement; provided, that, notwithstanding the foregoing, without the prior written consent of the Shareholder Representative, in no event will the DAP Rights Agreement terminate prior to the earlier of (x) the four (4) year anniversary of the Closing Date and (y) the date that there are no outstanding Equity Award DAP Rights that remain subject to continued employment or service and any amounts payable with respect to a DAP Right issued in respect of Equity Award DAP Rights have been paid.

Tax Consequences of DAP Rights

There is substantial uncertainty regarding the U.S. federal income tax treatment of the DAP Rights. See “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 119 for a more detailed description of the material U.S. federal income tax consequences of receiving DAP Rights.

Payment Not Certain

There can be no assurance that any payment will be made under the DAP Rights, or regarding the amount or timing of any such payment. Any amounts to be received in connection with the DAP Rights, and the timing of any payments of any such amounts, are contingent upon the occurrence of certain events which may or may not occur. You are advised to vote to adopt the Merger Agreement only if you are willing to assume the risk that these contingent events may not occur and that there may be no cash consideration ultimately paid to you in respect of the DAP Rights. There are numerous risks and uncertainties associated with receiving payment under the DAP Rights, including the possibility that the Company’s equity or debt interests in the VPMC Group will not be monetized for a value sufficient to generate a payment to DAP Right Holders.

THE VOTING AGREEMENT

The following is a summary of the material terms and conditions of the Voting Agreement. This summary may not contain all the information about the Voting Agreement that is important to you. This summary is qualified in its entirety by reference to the Voting Agreement attached as Annex D to, and incorporated by reference into, this proxy statement. You are encouraged to read the Voting Agreement carefully and in its entirety.

In reviewing the Voting Agreement, please remember that it is included to provide you with information regarding its terms. The Voting Agreement contains representations and warranties by each party to the Voting Agreement. These representations and warranties have been made for the benefit of each other party to the Voting Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

Concurrently with the execution and delivery of the Merger Agreement on March 6, 2025, and as a condition and material inducement to the Company’s and the Parent Entities’ willingness to enter into the Merger Agreement, the SP Investors entered into the Voting Agreement with the Company and Parent. As of March 6, 2025, the SP Investors beneficially owned approximately 17% of the outstanding voting power of the Company’s capital stock as of such date.

Pursuant to the Voting Agreement, each of the SP Investors has agreed, respectively, among other things, (1) to vote (and not to withdraw or modify such vote or consent), no later than ten business days following the date on which the definitive version of this proxy statement is first filed with the SEC, all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Merger (including in favor of any amended and restated Merger Agreement or any amendment to the Merger Agreement that does not alter the amount or form of consideration payable in the Merger in respect of the Company’s capital stock owned by the SP Investors) and various related matters and to vote against, among other things, any Acquisition Proposal or other proposal made in opposition to or in competition with, or which is inconsistent with, the Merger Agreement and the Merger as well as against any recapitalization, reorganization, dissolution, liquidation, wind-up or similar extraordinary transaction involving the Company or any of its subsidiaries except as contemplated by the Merger Agreement, (2) not to take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by the Voting Agreement, (3) not to transfer their shares of Company Common Stock prior to the termination of the Voting Agreement (subject to certain exceptions), (4) to waive, and not to assert, any appraisal rights, any dissenter’s rights and any similar rights under Section 262 or otherwise with respect to the Merger and the transactions contemplated by the Merger Agreement, (5) to use reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the Merger set forth in the Merger Agreement to be satisfied as promptly as reasonably practicable, (6) to use reasonable best efforts to, among other things, take actions to enable the Parent Entities to comply with their regulatory efforts obligations under the Merger Agreement and (7) not to enter into any agreements with the Parent Entities or their affiliates with respect to voting or acting by any member of the Sale Committee contemplated by the DAP Rights Agreement.

Until the termination of the Voting Agreement, the SP Investors (and certain of their affiliates and representatives) are subject to restrictions on their ability to, among other things, solicit Acquisition Proposals or otherwise participate or engage in discussions or negotiations regarding Acquisition Proposals, provided, the SP Investors may, at the Board’s request, explore in good faith the possibility of working with any third parties regarding any Acquisition Proposal to the extent the Company is permitted to engage in discussion with such third parties under the Merger Agreement, including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto.

The Voting Agreement will terminate on the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time.

Pursuant to the Voting Agreement, each party thereto will be entitled to an injunction, specific performance of the terms of the Voting Agreement and other equitable relief to prevent breaches of the Voting Agreement or to enforce specifically the terms and provisions thereof. The Voting Agreement is governed by Delaware law. The venue for disputes relating to such Voting Agreement is the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware).

THE REINVESTMENT AGREEMENT

The following is a summary of the material terms and conditions of the Reinvestment Agreement. This summary may not contain all the information about the Reinvestment Agreement that is important to you. This summary is qualified in its entirety by reference to the Reinvestment Agreement attached as Annex E to, and incorporated by reference into, this proxy statement. You are encouraged to read the Reinvestment Agreement carefully and in its entirety.

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s and the Company’s willingness to enter into the Merger Agreement, the SP Investors entered into the Reinvestment Agreement with Parent. As of March 6, 2025, the SP Investors beneficially owned 145,621,079 shares of Company Common Stock, in the aggregate, representing approximately 17% of the outstanding voting power of the Company Common Stock as of such date.

In reviewing the Reinvestment Agreement, please remember that it is included to provide you with information regarding its terms. The Reinvestment Agreement contains representations and warranties by each party to the Reinvestment Agreement. These representations and warranties have been made for the benefit of each other party to the Reinvestment Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

The Reinvestment

Under the Reinvestment Agreement, the SP Investors have agreed to (i) reinvest the aggregate Per Share Cash Consideration received by the SP Investors at the Merger Closing, including for the avoidance of doubt, after giving effect to any adjustments to the Per Share Consideration pursuant to the Merger Agreement, and (ii) invest an additional cash amount equal to $77,638,645, in each case, to purchase, in the aggregate, immediately following the Merger Closing, a number of common equity interests in each Topco, with such number of common equity interests of each Topco being determined in accordance with the Reinvestment Agreement. The SP Investors will retain all DAP Rights received by them in respect of the Per Share DAP Right Consideration.

Immediately following the Reinvestment, the proportion of common equity interests at each Topco held by the SP Investors, on the one hand, and Sycamore and its affiliates, on the other hand, will be the same at each Topco. With respect to each Topco, the price at which the SP Investors will acquire common equity interests in such Topco pursuant to the Reinvestment Agreement will be equal to the price at which Sycamore and its affiliates acquire common equity interests in such Topco.

Termination of the Reinvestment Agreement

The Reinvestment Agreement will terminate upon the mutual written consent of Parent, the SP Investors and the Company. The Reinvestment Agreement will also terminate automatically if the Merger Agreement is validly terminated in accordance with its terms.

Governing Law

The Reinvestment Agreement is governed by the laws of the State of Delaware.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain “forward-looking statements.” Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed Transactions, our ability to consummate the proposed Transactions on the expected timeline or at all, the anticipated benefits of the proposed Transactions, and the terms, the impact of the proposed Transactions on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed Transactions. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to:

•	the risk that the proposed Transactions may not be completed in a timely manner or at all;

•	the ability of affiliates of Sycamore to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transactions;

•	the failure to satisfy any of the conditions to the consummation of the proposed Transactions, including the receipt of certain regulatory approvals and stockholder approval;

•

the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or any other transaction agreement, including in circumstances requiring the Company to pay a termination fee;

•	the effect of the announcement or pendency of the proposed Transactions on the Company’s business relationships, operating results and business generally;

•	the risk that the proposed Transactions disrupt the Company’s current plans and operations;

•	the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•	significant or unexpected costs, charges or expenses resulting from the proposed Transactions;

•

potential litigation relating to the proposed Transactions that could be instituted against the parties to the Merger Agreement or the other transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto;

•	uncertainties related to the continued availability of capital and financing and rating agency actions;

•	certain restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions;

•	uncertainty as to timing of completion of the proposed Transactions;

•

the risk that the DAP Right Holders will receive less-than-anticipated payments or no payments with respect to the DAP Rights after the closing of the proposed Transactions and that such rights will expire valueless;

•	the impact of adverse general and industry-specific economic and market conditions;

•	the possibility that alternative transaction proposals will or will not be made;

•

though no such transactions existed, the possibility that, if the Company did not enter into the Merger Agreement and the other transaction agreements, it potentially could have, at a later date, attempted to engage in other, unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets that may have produced a higher aggregate value than that available to the Company’s stockholders in the Merger;

•	the risk that the Company’s stock price may decline significantly if the Merger is not completed; and

•	other risks described in the Company’s filings with the SEC.

Forward-looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement and the information contained or referred to within this document, including, but not limited to, the information contained under this heading and the information contained in the section of this proxy statement entitled “Special Factors—Certain Effects on the Company if the Merger Is Not Completed” and that is otherwise disclosed in our annual report on Form 10-K for the year ended August 31, 2024, filed with the SEC on October 15, 2024 and our other filings with the SEC. See the section of this proxy statement entitled “Where You Can Find More Information.”

PARTIES TO THE MERGER

The Company

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, IL 60015

(847) 315-3700

Walgreens Boots Alliance, Inc. is a Delaware corporation. The Company is a global integrated healthcare, pharmacy and retail leader. The Company is the successor of Walgreen Co., an Illinois corporation, formed in 1909, with roots stretching back 170 years. As one of the world’s largest purchasers of prescription drugs and many other health and well-being products, the Company’s far-reaching size, scale and expertise are instrumental in helping expand the supply of, and helping to address the rising cost of prescription drugs in the U.S. and worldwide. In addition, the Company coordinates with health plans, health systems, and providers to improve the quality of care and outcomes, and lower overall cost.

The Company’s portfolio of retail and business brands includes retail drugstores Walgreens, Boots, Duane Reade and Benavides, as well numerous product brands that are fortified through internal product research and development. The Company’s approximately 12,500 locations across the U.S., Europe and Latin America, making it one of the largest retail pharmacy destinations. The Company also boasts a locally delivered healthcare platform which features a value-based care delivery model that integrates pharmacy and medical care. This segment serves to expand services across primary, multi-specialty and urgent care providers and in traditional clinic settings, in patients’ homes and on virtual platforms.

For more information about the Company, please visit the Company’s website at www.walgreensbootsalliance.com. The information contained on the Company’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. See also the section of this proxy statement entitled “Where You Can Find More Information.” The Company Common Stock is listed on the Nasdaq under the symbol “WBA.”

Parent and Merger Sub

Parent, a Delaware limited liability company, was formed on March 3, 2025, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Merger and the other Transactions. Parent is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Merger Sub, a Delaware corporation, was formed on March 3, 2025, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Merger and the other Transactions. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Merger Sub is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Topcos

Blazing Star CCX Superco, Inc., a Delaware corporation, was formed on March 25, 2025, solely for the purpose of completing the Transactions and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star CCX Superco, Inc. is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions. The principal office address of Blazing Star CCX Superco, Inc. is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Blazing Star IA Parent, LLC, a Delaware limited liability company, was formed on March 5, 2025, solely for the purpose of completing the Transactions and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star IA Parent, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions. The principal office address of Blazing Star IA Parent, LLC is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Blazing Star Shields Superco II, LLC, a Delaware limited liability company, was formed on March 5, 2025, solely for the purpose of completing the Transactions and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star Shields Superco II, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions. The principal office address of Blazing Star Shields Superco II, LLC is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Blazing Star Investors, LLC, a Delaware limited liability company, was formed on March 25, 2025, solely for the purpose of completing the Transactions and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star Investors, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions. The principal office address of Blazing Star Investors, LLC is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Blazing Star Boots Superco (Jersey) Limited, a Jersey limited company, was formed on April 14, 2025, solely for the purpose of completing the Transactions and has conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. Blazing Star Boots Superco (Jersey) Limited is an affiliate of investment funds managed by Sycamore Partners Management, L.P. and has not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions. The principal office address of Blazing Star Boots Superco (Jersey) Limited is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

Blazing Star Retail Blocker Buyer, LLC, Blazing Star Office Blocker Buyer, LLC, Blazing Star DC Blocker Buyer, LLC and Blazing Star Excluded Property Blocker Buyer, LLC (together, the “Blazing Star Real Estate Blocker Buyers”) are Delaware limited liability companies and were each formed on March 25, 2025, solely for the purpose of completing the Transactions and have conducted no business activities other than those related to the structuring and negotiation of, and arranging financing for, the Transactions. The Blazing Star Real Estate Blocker Buyers are affiliates of investment funds managed by Sycamore Partners Management, L.P. and have not engaged in any business except as contemplated by the Merger Agreement or otherwise in connection with the Transactions. The principal office address of each of the Blazing Star Real Estate Blocker Buyers is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019. The telephone number at the principal office is (212) 796-8500.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to the Company’s stockholders as part of the solicitation of proxies for use at the Special Meeting to be held on   , 2025, at   Central Time and any adjournment, postponement or rescheduling thereof. The Special Meeting will be held virtually via live audio webcast. At the Special Meeting, holders of the shares of the Company’s capital stock entitled to vote at the Special Meeting will be asked to vote on the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal.

The Company’s stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If the Company’s stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully in its entirety.

The votes on the Adjournment Proposal and the Merger-Related Compensation Proposal are separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal and/or the Merger-Related Compensation Proposal and vote not to approve the Merger Agreement Proposal, and vice versa.

Record Date and Quorum

We have fixed   , 2025 as the Record Date for the Special Meeting, and only Company stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting, or any adjournment, postponement or rescheduling thereof. You will have one vote for each share of Company Common Stock that you owned of record on the Record Date. As of the Record Date, the Company had   issued and outstanding shares of Company Common Stock entitled to vote at the Special Meeting. Each outstanding share of Company Common Stock is entitled to one vote on each matter considered at the Special Meeting.

The presence in person or by proxy of a majority of outstanding shares entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

A quorum is necessary to transact business at the Special Meeting. Once a share of Company Common Stock entitled to vote at the Special Meeting is present in person or by proxy at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting, even if the share of Company Common Stock is not voted, including any shares of Company Common Stock for which a stockholder directs to abstain from voting. Under the Company’s bylaws, the Chairman of the Board or the President has the power to adjourn the Special Meeting from time to time, whether or not there is a quorum, to a later date and time. If less than a majority of the shares of Company Common Stock are present in person or by proxy, the Chair of the Special Meeting may also adjourn the Special Meeting from time to time, to a later date and time.

Attendance

Only stockholders of record on the Record Date or their duly authorized proxies have the right to attend and vote at the Special Meeting. If you are a beneficial owner of shares of Company Common Stock on the Record Date, you are also invited to attend the Special Meeting, but since you are not the stockholder of record, you may not vote at the Special Meeting unless you request and obtain a valid “legal proxy” from your bank, broker or other nominee. Please note that you are not permitted to record the Special Meeting.

Vote Required

Assuming a quorum is present, the approval of the Merger Agreement Proposal requires the affirmative vote of both (1) Delaware law vote condition and (2) the unaffiliated vote condition. For the Merger Agreement

Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you fail to vote by proxy or at the Special Meeting, abstain from voting, or fail to instruct your broker on how to vote, such failure will have the effect of a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such matter, whether or not a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the Adjournment Proposal.

The approval of the non-binding, advisory Merger-Related Compensation Proposal requires the affirmative vote of a majority of the shares of Company Common Stock present in person by proxy and entitled to vote on the matter, assuming a quorum is present. For the Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Assuming a quorum is present, abstentions will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal and shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the Merger-Related Compensation Proposal.

Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal. As of    , 2025, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate,    shares of Company Common Stock entitled to vote at the Special Meeting, or approximately    % of the voting power of all the outstanding shares of Company Common Stock and approximately    % of the voting power of the unaffiliated stockholders. The approval of the Merger Agreement Proposal requires both the affirmative vote of (a) the majority of the outstanding shares and (b) the majority of the votes cast by the unaffiliated stockholders. The votes of the Recused Directors will not be included in determining whether the Merger Agreement Proposal has been approved by the affirmative vote of the majority of the votes cast by the unaffiliated stockholders.

The SP Investors’ Obligation to Vote in Favor of the Merger

In connection with the Transactions, the SP Investors have executed the Voting Agreement in favor of Parent and the Company, pursuant to which the SP Investors have agreed, among other things, and subject to the terms and conditions of the Voting Agreement, (i) to vote all shares of Company Common Stock owned by them in favor of the approval and adoption of the Merger Agreement and any proposal to adjourn or postpone any meeting of the Company’s stockholders made in accordance with the Merger Agreement and (ii) not to transfer or otherwise dispose of any of their shares of Company Common Stock prior to the Merger Closing (or the earlier termination of the Merger Agreement) except in specified circumstances.

As of the Record Date, the SP Investors collectively are the stockholders of record and beneficial owners of shares of Company Common Stock entitled to vote at the Special Meeting or approximately      of the voting power of the      issued and outstanding shares of the Company Common Stock entitled to vote at the Special Meeting. However, their votes will not be included in determining whether the Merger Agreement Proposal has been approved by the affirmative vote of the majority of the votes cast by the unaffiliated stockholders. This number of shares does not include      shares of Company Common Stock issuable in respect of outstanding equity awards (excluding awards exercisable for a per share exercise price in excess of the Per Share Cash Consideration). For more information, see the section of this proxy statement entitled “The Voting Agreement.”

Voting

Stockholders of Record: Shares Registered in Your Name

If, as of the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote in advance of the Special Meeting by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote through one of the other methods described below to ensure your vote is counted. You may still attend and vote at the Special Meeting even if you have already voted by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If your shares of Company Common Stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares of Company Common Stock at the Special Meeting. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company Common Stock at the Special Meeting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote at the Special Meeting unless you request and obtain a valid “legal proxy” from your bank, broker or other nominee.

A bank, broker or other nominee has discretionary authority to vote on “routine” matters without specific instructions from its customers, but does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers. All of the matters to be considered at the Special Meeting are “non-routine” for this purpose. Accordingly, your bank, broker or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your bank, broker or other nominee as to how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of Company Common Stock.

When both “routine” and “non-routine” matters are considered at a meeting and a bank, broker or other nominee refrains from voting your shares on a particular “non-routine” proposal because the bank, broker or other nominee has not received your instructions, it is called a “broker non-vote” with respect to such “non-routine” proposal. Because there are no routine matters to be considered at the Special Meeting, banks, brokers or other nominees do not have discretionary authority to vote on any proposals at the Special Meeting.

If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.

Beneficial Owners: Shares held under the Walgreens Retirement Savings Plan

Participants in the Walgreens 401(k) Plan who hold Company Common Stock credited to their plan account as of the Record Date will have the right to direct the Walgreens 401(k) Plan trustee how to vote those shares. The trustee will vote the shares in a participant’s Walgreens 401(k) Plan account in accordance with the participant’s instructions or, if no instructions are received prior to   on   , 2025, the shares credited to that participant’s account will be voted by the trustee of the Walgreens 401(k) Plan in the same proportion as it votes shares for which it did receive timely instructions. Information as to how participants voted the shares credited to their Walgreens 401(k) Plan account will not be disclosed to the Company. If a participant holds Company Common Stock outside of the Walgreens 401(k) Plan, the participant will need to vote those shares separately.

Abstentions and Shares Not Voted

Abstentions and broker non-votes will be included in the calculation of the number of shares of Company Common Stock represented at the Special Meeting for purposes of determining whether a quorum is present.

Assuming a quorum is present, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) and abstentions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition. However, assuming a quorum is present, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) and abstentions will have no effect on the Merger Agreement Proposal under the under the unaffiliated vote condition.

Assuming a quorum is present, abstentions will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal and “AGAINST” the Adjournment Proposal. Assuming a quorum is present, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on these two proposals.

How to Vote

Stockholder of Record: Shares Registered in Your Name—Vote By Proxy

If, as of the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote in advance of the Special Meeting by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote through one of the other methods described below to ensure your vote is counted. You may still attend and vote at the Special Meeting even if you have already voted by proxy.

If you are a stockholder of record, you may vote by proxy using the following methods:

•	By Mail: Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided.

•	By Telephone: Call the toll-free telephone number set forth on the proxy card and follow the recorded instructions.

•	By Internet: Go to https://www.proxyvote.com and follow the instructions on the website.

Please note that the Internet and telephone voting facilities for stockholders of record will close at     Eastern Time, on     , 2025. For more information about how you may revoke or change your vote submitted by the mail, telephone or internet method described above, see the section of this proxy statement entitled “Questions & Answers—Can I change or revoke my vote?”

To vote at the Special Meeting, attend the Special Meeting by visiting   . The meeting starts at Central Time. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and vote online during the Special Meeting, including how to demonstrate your stock ownership, are posted at   .

The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee – Instruct Your Bank, Broker or other Nominee

If, as of the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker or other nominee regarding how to vote the shares in your account. You will receive instructions from your bank, broker or other nominee that describe the procedures for voting your shares of Company Common Stock at the Special Meeting, rather than from us. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company Common Stock at the Special Meeting. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote at the Special Meeting unless you request and obtain a valid “legal proxy” from your bank, broker or other nominee.

It is important that you submit a proxy for your shares of Company Common Stock promptly. Therefore, whether or not you plan to attend the Special Meeting, at your earliest convenience, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid reply envelope, or submit your proxy using the telephone or Internet procedures that may be provided to you. If you attend the Special Meeting and vote at the Special Meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company Common Stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.

Revocation of Proxies

If you are a stockholder of record, you have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised by:

•	submitting another proxy by Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted;

•	signing, dating and returning a new proxy card. Only your latest dated and timely received proxy card will be counted;

•	filing a timely written notice of revocation with us at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, IL 60015, Attention: Corporate Secretary; or

•	attending the Special Meeting and voting as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares of Company Common Stock are held in “street name” by your bank, broker or other nominee, you may submit new voting instructions by contacting that organization. Please refer to the information forwarded by your bank, broker or other nominee for procedures on revoking your proxy.

If you hold your shares in “street name” and wish to vote at the meeting, you will need to obtain a “legal proxy” from your bank, broker or other nominee in order to vote at the Special Meeting.

Only your last submitted proxy will be considered. Please vote following the instructions in your proxy card or voting instructions form provided by your bank, broker or other nominee, as promptly as possible.

Adjournments, Postponements and Rescheduling

If there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal, then the Company’s stockholders may be asked to vote on one or more proposals to adjourn the Special Meeting to a later date or dates (as further described in the section of this proxy statement entitled “The Adjournment Proposal”). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow the Company’s stockholders who have already sent in their proxies to revoke them with respect to such proposal at any time prior to their use at the reconvened Special Meeting. In addition, our bylaws permit the Chairman of the Board or the President, acting in his or her own discretion and without any action by our stockholders, to adjourn the Special Meeting to a later date and time and at a place announced at the Special Meeting. If less than a majority of the shares of Company Common Stock are present in person or by proxy, the Chair of the Special Meeting may also adjourn the Special Meeting from time to time, to a later date and time.

Anticipated Date of Completion of the Merger

Assuming timely satisfaction or waiver of necessary closing conditions, we anticipate that the Merger will be completed in the fourth quarter of calendar year 2025. Assuming our stockholders vote to approve the Merger Agreement Proposal, the Merger Closing will occur on the first business day following the Initial Closing, which will occur no later than three business days following the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of the other conditions to the Merger as set forth in the Merger Agreement, other than those conditions that by their nature are to be satisfied at the Initial Closing, unless otherwise agreed by the parties to the Merger Agreement.

Solicitation of Proxies; Payment of Solicitation Expenses

The Company has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Innisfree a fee of $100,000, plus an additional fee upon receipt of the Company Stockholder Approval, and to reimburse Innisfree for reasonable out-of-pocket expenses. The Company also will, upon request, reimburse banks, brokers and other nominees representing beneficial owners of the shares of Company Common Stock for their expenses in forwarding solicitation materials to beneficial owners of our shares of Company Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, by email, through the Internet or virtually. They will not be paid any additional amounts for soliciting proxies. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. If you have any questions about submitting your proxy or require assistance, please contact Innisfree toll-free at (877) 750-0666 or collect at (877) 750-0666. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, NY 10022.

Questions and Additional Information

If you have additional questions about the Merger, need assistance in submitting your proxy or voting your shares of Company Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:

Innisfree M&A, Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll free: (877) 750-0666

Banks and Brokers may call collect: (877) 750-0666

THE MERGER AGREEMENT PROPOSAL

The Proposal

The Company is asking you to approve the proposal to adopt the Merger Agreement, pursuant to which, subject to the terms and conditions set forth therein and among other things, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly subsidiary of Parent. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

Vote Required and Board Recommendation

The approval of the proposal to adopt the Merger Agreement requires both the affirmative vote of (a) the Delaware law vote condition and (b) the unaffiliated vote condition. Assuming a quorum is present, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) and abstentions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal under the Delaware law vote condition. Shares of Company Common Stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) and abstentions will have no effect on the outcome of the Merger Agreement Proposal under the unaffiliated vote condition.

The Board, other than the Recused Directors, unanimously determined (1) that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of the Company’s stockholders, including the unaffiliated stockholders, and substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act) and (2) that it is in the best interests of the Company’s stockholders, including the unaffiliated stockholders, and declared it advisable to enter into the Merger Agreement.

The Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal.

THE ADJOURNMENT PROPOSAL

The Proposal

The Company is asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal. If the Company’s stockholders approve the Adjournment Proposal, the Company may adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Merger Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if the Company received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required and Board Recommendation

Whether or not a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal. Shares of Company Common Stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the outcome of the Adjournment Proposal and abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

The vote on the Adjournment Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. The Company does not intend to call a vote on this proposal if the Merger Agreement Proposal is approved at the Special Meeting.

In addition, our bylaws permit the Chairman of the Board or the President to adjourn the Special Meeting from time to time, whether or not there is a quorum, to a later date and time. If less than a majority of the shares of Company Common Stock are present in person or by proxy, the Chair of the Special Meeting may also adjourn the Special Meeting from time to time, to a later date and time.

The Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Adjournment Proposal.

THE MERGER-RELATED COMPENSATION PROPOSAL

The Proposal

As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a nonbinding, advisory vote on the compensation that may become payable to its NEOs in connection with the completion of the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Quantification of Payments and Benefits to the Company’s Named Executive Officers.”

Vote Required and Board Recommendation

The approval of the Merger-Related Compensation Proposal requires the affirmative vote of a majority of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the Merger-Related Compensation Proposal, assuming a quorum is present.

Assuming a quorum is present, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the outcome of the Merger-Related Compensation Proposal and abstentions will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal.

The Company believes that the golden parachute compensation that may become payable to its NEOs in connection with the completion of the Merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s NEOs in connection with the completion of the Merger. In addition, this vote is separate and independent from the vote of stockholders to approve the completion of the Merger. The Company asks that its stockholders vote “FOR” the following resolution:

“RESOLVED, that the compensation disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger—Quantification of Payments and Benefits to the Company’s Named Executive Officers,” is hereby APPROVED by the stockholders of the Company on a nonbinding, advisory basis.”

The vote on the Merger-Related Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. This vote is advisory, and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Board (or any committee thereof) to take any action. Because the executive compensation to be paid in connection with the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements with the Company’s NEOs, such compensation will be payable, regardless of the outcome of this advisory vote, if the Merger Agreement Proposal is approved and the Merger is consummated (subject only to the contractual conditions applicable thereto). However, the Board values the opinions of the Company’s stockholders, and to the extent that there is any significant vote against Merger-Related Compensation Proposal, the Board will consider stockholders’ concerns and will evaluate whether any actions are desirable to address those concerns. The Board will consider the affirmative vote by a majority of the shares of Company Common Stock present in person or by proxy at the Special Meeting in favor of the Merger-Related Compensation Proposal as advisory approval of the compensation that may become payable to the Company’s NEOs in connection with the Merger.

The Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger-Related Compensation Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY

Directors and Executive Officers of the Company

The Board presently consists of 12 members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case to hold office in accordance with the term of office set forth in certificate of incorporation and bylaws of the Surviving Corporation and until their successors are duly elected and qualified.

None of these persons nor the Company have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of these persons have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

All of the directors and executive officers can be reached at c/o Walgreens Boots Alliance, Inc., 108 Wilmot Road, Deerfield, IL 60015, (847) 315-3700, and each of the directors and executive officers is a citizen of the United States, other than Stefano Pessina and Ornella Barra, who are citizens of Monaco, John Lederer, who is a citizen of Canada and Janice Babiak, who is a dual citizen of the United States and United Kingdom.

Directors

Name	Age	Position
Stefano Pessina	83	Executive Chairman of the Board
Tim Wentworth	64	Chief Executive Officer and Director
Ginger L. Graham	69	Lead Independent Director
Janice M. Babiak	67	Director
Inderpal S. Bhandri	65	Director
Bryan C. Hanson	58	Director
Robert L. Huffines	59	Director
Valerie B. Jarrett	68	Director
John A. Lederer	69	Director
Thomas E. Polen	51	Director
Nancy M. Schlichting	70	Director
William H. Shrank, M.D.	53	Director

Mr. Pessina has served as Executive Chairman of the Board since March 2021. Mr. Pessina served as Chief Executive Officer from July 2015 to March 2021 and as Executive Vice Chairman from January 2015 to March 2021. He also served as Acting Chief Executive Officer from January 2015 to July 2015. Previously, he served as Executive Chairman of Alliance Boots from July 2007 to December 2014. Prior to that, Mr. Pessina served as Executive Deputy Chairman of Alliance Boots. Prior to the merger of Alliance UniChem and Boots Group, Mr. Pessina was Executive Deputy Chairman of Alliance UniChem, previously having been its Chief Executive Officer for three years through December 2004. Mr. Pessina was appointed to the Alliance UniChem Board in 1997 when UniChem merged with Alliance Santé, the Franco-Italian pharmaceutical wholesale group which he established in Italy in 1977. Mr. Pessina also serves on the Board of Directors of a number of private companies, and, from 2000 to 2017, served on the Board of Directors of Galenica AG, a publicly traded Swiss healthcare group. The Board believes that Mr. Pessina is qualified to serve on the Board because of his substantial international business experience and business acumen, which provides the Board with valued strategic, financial, and operational insights and perspectives.

Mr. Wentworth has served as Chief Executive Officer and as a member of the Board since October 2023. Previously and prior to his retirement in December 2021, he served in multiple positions with The Cigna Group, a provider of healthcare insurance and related products and services, including as the founding CEO of Evernorth Health Services from September 2020 to December 2021, President, Health Services from February 2020 to December 2021 and President, Express Scripts and Cigna Services from December 2018 to February 2020. He also previously served as CEO of Express Scripts, a pharmacy benefit manager, from May 2016 to December 2021 and served in various other management positions from April 2012 to May 2018. The Board believes that Mr. Wentworth is qualified to serve on the Board because of his significant expertise in the payor and pharmacy space, as well as his extensive experience with supply chain, information technology and human resources management.

Ms. Graham has served on the Board since April 2010 and was named the Board’s Lead Independent Director in October 2022. She served as Interim Chief Executive Officer of the Company in September 2023 From November 2007 to December 2016, Ms. Graham served as President and Chief Executive Officer of Two Trees Consulting, Inc. From 2003 to 2007, she was President and CEO of Amylin Pharmaceuticals, a biopharmaceutical company focused on first-in-class medicines for people with diabetes. Prior to that, Ms. Graham was Group Chairman, Office of the President for Guidant Corporation, a global leader in cardiology medical technology. Ms. Graham was on faculty at Harvard Business School from 2009 to 2012 and started her career at Eli Lilly and Company. Ms. Graham served on the board of directors of Clovis Oncology, Inc. from 2013 to 2022. From 2018 to 2020, she served on the board of directors of Genomic Health, Inc. Ms. Graham sits on the advisory board for the Kellogg Center for Executive Women and is co-chair of the Center for Women’s Health Research at the University of Colorado. Ms. Graham has served on the board of directors of VPMC since October 2023. She also served on the board of directors of Genomic Health, Inc. from 2008 until its merger with Exact Sciences Corporation in 2020. The Board believes Ms. Graham is qualified to serve on the Board because of her extensive experience in senior management and leadership roles in the healthcare industry.

Ms. Babiak joined the Board in April 2012. Ms. Babiak is a former Managing Partner at Ernst & Young LLP from 1982 to 2009, where she held a variety of roles with the firm in the United States and the United Kingdom. After joining the firm’s audit practice in 1982 specializing in the audit of information systems, she was a founder of EY’s technology security and risk services practice in 1996, building and leading cyber and IT security, data analytics and technology risk practices in the Northern Europe, Middle East and India and Africa (NEMIA) region. She served as a Board Member and Managing Partner of Regulatory & Public Policy for the NEMIA region from July 2006 to July 2008, and as a founder and Global Leader of EY’s Climate Change and Sustainability Services practice from July 2008 to December 2009. Ms. Babiak has also served on the board of directors of Bank of Montreal since October 2012 and the board of directors of VPMC since 2023. Previously, she served on the board of directors of Euromoney Institutional Investor PLC, an international business-information group listed on the London Stock Exchange, from December 2017 to November 2022, as a non-executive director of Royal Mail Holdings plc from March 2013 to April 2014 as it transitioned from government ownership to a FTSE 100-listed company; Experian plc from April 2014 to January 2016; and Logica plc from January 2010 until its sale in August 2012. Ms. Babiak is a U.S.-qualified Certified Public Accountant (CPA), Certified Information Systems Auditor (CISA), and Certified Information Security Manager (CISM). She is a Chartered Accountant (FCA) and a member of the Institute of Chartered Accountants in England and Wales (ICAEW), of which she served as a Council Member from 2011 until she reached the term limit in 2019. The Board believes Ms. Babiak is qualified to serve on the Board because of her substantial general management expertise and depth of experience in the areas of audit, accounting, and finance.

Mr. Bhandari has served on the Board since September 2022. Mr. Bhandari served as Global Chief Data Officer at IBM from 2015 to 2023, where he leveraged his extensive experience to lead IBM’s data strategy. Prior to IBM, Mr. Bhandari spent more than 20 years in leadership roles at Cambia Health Solutions as Senior Vice President and Chief Data Officer, and at Express Scripts/Medco Health Solutions as Vice President of Knowledge Solutions and Chief Data Officer. Before Express Scripts/Medco Health Solutions, he founded Virtual Gold, growing the company into an international market leader for analytics in call centers and professional sports. Mr. Bhandari has served on the board of directors of the AES Corporation, a global energy company, since January 2024. The Board believes Mr. Bhandari is qualified to serve on the Board because of his strong technology experience coupled with his business leadership and expertise.

Mr. Hanson has served on our Board since October 2022. Mr. Hanson currently serves as Chief Executive Officer of Solventum (previously known as 3M Health Care) since August 2023. Prior to Solventum, Mr. Hanson was most recently President and CEO of Zimmer Biomet Holdings, Inc., a global medical technology leader from 2017 to August 2023, and Chairman from 2021 to August 2023. Prior to joining Zimmer Biomet, Mr. Hanson served as a member of Medtronic’s Executive Committee and as Executive Vice President and Group President, Minimally Invasive Therapies Group of Medtronic from 2015 to 2017. Prior to joining Medtronic, Mr. Hanson served as Group President, Covidien, with global responsibility for all Covidien business segments. Mr. Hanson also serves on the board of the Advanced Medical Technology Association (AdvaMed), is a member of its International Board Committee and chairs the China subcommittee. He is a director emeritus of the Americares board of directors, an emergency response and global health organization committed to saving lives and building healthier futures for people in crisis. Mr. Hanson has served on the board of directors of Solventum since April 2024. He served on the board of directors of Zimmer Biomet Holdings, Inc. from 2017 to August 2023 and as its Chairman of the Board from 2021 to August 2023. The Board believes Mr. Hanson is qualified to serve on the Board because of his extensive experience in the healthcare field, coupled with his substantial experience in financial management.

Mr. Huffines has served on the Board since January 2024. Mr. Huffines serves as Global Chairman, Investment Banking at J.P. Morgan Chase & Co., where he joined in 1991 in the Mergers and Acquisitions group, focusing on healthcare. From 2002 to 2010, he was Co-Head of the Global Healthcare Investment Banking group. In 2011, he was promoted to Vice Chairman, and in 2017 he was added to the Global Banking management team and named Co-Chair of the Global Strategic Advisory Council. Prior to joining J.P. Morgan, Robbie worked at Alex Brown & Sons, specializing in equity financing and advisory assignments for emerging growth companies. Mr. Huffines is a member of the Entrepreneurship Minor Committee, Center for the Business of Healthcare and Board of Visitors at the University of North Carolina, and also serves as a Board Member of the Spence School. He has served on the board of directors of Hastings Center for Biomedical Ethics since 2020. Mr. Huffines served on the board of visitors of the University of North Carolina at Chapel Hill from 2019 until 2023 and the board of trustees of the University of Virginia Darden School Foundation from February 2018 until July 2024. He is also a member of the Nextech Invest Ltd. board, a cancer-focused venture capital firm headquartered in Zurich, Switzerland. The Board believes Mr. Huffines is qualified to serve on the Board because of his more than 30 years of experience advising healthcare companies on strategy, mergers and acquisitions, divestitures and financing.

Ms. Jarrett joined the Board in October 2020. Ms. Jarrett has served as a Distinguished Senior Fellow at the University of Chicago Law School since January 2018 and has served as the Chief Executive Officer for The Barack Obama Foundation since October 2021, after having previously served as President/Senior Advisor for The Barack Obama Foundation from 2018 to October 2021. From January 2009 to January 2017, Ms. Jarrett served as Senior Advisor to the President of the United States, where she co-chaired the transition team for the new administration, oversaw the Office of Public Engagement and Intergovernmental Affairs and chaired the White House Council on Women and Girls. Prior to joining the administration of the President of the United States, Ms. Jarrett served in various senior positions, including Chief Executive Officer of The Habitat Company, a Chicago real estate development and management firm. She previously was Deputy Chief of Staff for the Mayor of Chicago, served as Commissioner of the Chicago Department of Planning and Development and chaired the Chicago Transit Board. Ms. Jarrett has served on the boards of directors of Ralph Lauren Corporation, a premium lifestyle products company, since October 2020 and Sweetgreen Inc., a healthy restaurant and lifestyle brand, since August 2020. She also serves on the board of Ariel Investments, LLC, a private investment company. She was formerly on the board of directors of 2U, Inc., an education technology company, from December 2017 to October 2021, and Lyft Inc., a ride sharing service company, from July 2017 to October 2023. The Board believes Mr. Jarrett is qualified to serve on the Board because of her unique experience and expertise in governmental and public policy matters, including as a result of her service to a former President of the United States and in various positions with the City of Chicago.

Mr. Lederer has served on the Board since April 2015. Mr. Lederer has served as a Senior Advisor to Sycamore Partners, a private equity firm, since September 2017. Since September 2017, he has also served as the Executive Chairman of privately held Staples, Inc. (and its newly formed and independent United States and Canadian retail businesses), a leading provider of office products and services to business customers, which was acquired by Sycamore Partners in 2017. From 2010 to 2015, he served as the President and Chief Executive Officer of US Foods, a leading food service distributor in the U.S. From 2008 to 2010, he served as the Chairman of the Board and Chief Executive Officer of Duane Reade, a New York-based pharmacy retailer, which was acquired by Walgreens in 2010. Prior to Duane Reade, he spent 30 years at Loblaw Companies Limited, Canada’s largest grocery retailer and wholesale food distributor, where he served in a number of leadership roles including as its President from 2000 to 2006. Mr. Lederer has served on the board of directors of NextPoint Financial Inc. (formerly NextPoint Acquisition Corp.), a company listed on the Toronto Stock Exchange, since 2000. He previously served on the boards of directors of US Foods Holding Corp. from 2010 until May 2022, and Maple Leaf Foods from 2016 until May 2021. He also served on the board of directors of Restaurant Brands International from 2014 until 2016 and Tim Hortons Inc. from 2007 until 2014, when it was acquired by Restaurant Brands International. The Board believes Mr. Lederer is qualified to serve on the Board because of his significant management and business experience in the retail and healthcare industries.

Mr. Polen has served on our Board since July 2023. Mr. Polen serves as the Chairman (since 2021), President (since 2017) and Chief Executive Officer (since 2020) of Becton, Dickinson and Company (BD), one of the world’s largest global medical technology companies. Prior to his current role at BD, Mr. Polen held several leadership positions within the company, including President and Chief Operating Officer from 2018 to 2020, President of several worldwide business units within BD’s Life Sciences segment and also President of the BD Medical segment from 2014 to 2018. Mr. Polen serves on the boards of AdvaMed, where he chairs the Committee on Payment & Health Care Delivery Policy, and Hackensack Meridian Health Center for Discovery and Innovation. He is a member of the American Heart Association CEO Roundtable. Mr. Polen also serves on the U.S. Department of Commerce’s Advisory Committee on Supply Chain Competitiveness and its Manufacturing Competitiveness Subcommittee. The Board believes Mr. Polen is qualified to serve on the Board because of his extensive experience in the healthcare field, including in innovation and financial management.

Ms. Schlichting has served on our Board since October 2006. Ms. Schlichting is the former Chief Executive Officer of the Henry Ford Health System, a leading hospital network and healthcare and medical services provider, having served in that role from June 2003 to December 2016. She was Executive Vice President of the Henry Ford Health System from June 1999 to June 2003, and President and Chief Executive Officer of Henry Ford Hospital from August 2001 to June 2003. Ms. Schlichting has served on the board of directors of Baxter International, Inc. (Baxter) since December 2021, following the acquisition by Baxter of Hill-Rom Holdings, Inc., where she served on the board of directors from March 2017 until December 2021. She also has served on the board of directors of Encompass Health Corporation (formerly, HealthSouth Corporation) since December 2017. Ms. Schlichting served on the board of directors of Pear Therapeutics from January 2021 until 2023. She also serves on the board of directors of Duke University and the Duke University Health System. The Board believes Ms. Schlichting is qualified to serve on the Board because of her leadership of hospitals and health systems, and her deep knowledge and understanding of the healthcare industry.

Dr. Shrank has served on our Board since September 2024. Dr. Shrank has been a venture partner to the Bio + Health team of Andreessen Horowitz, a private venture capital firm, since January 2023. He previously served as Chief Medical Officer of Humana Inc., a leading care delivery and health plan administration company, from April 2019 to August 2022. Prior to joining Humana, Dr. Shrank served as Chief Medical Officer, Insurance Services Division, of the University of Pittsburgh Medical Center (UPMC) from April 2016 to February 2019. From 2013 to 2016, Dr. Shrank held several positions with CVS Health Corporation, including Senior Vice President, Chief Scientific Officer, and Chief Medical Officer of Provider Innovation. He also previously worked for the Center for Medicare and Medicaid Innovation, part of the Centers for Medicare and Medicaid Services (CMS), as Director, Research and Rapid-Cycle Evaluation Group. Dr. Shrank began his career as a practicing physician with Brigham and Women’s Hospital in Boston, Mass. and as an assistant professor at Harvard Medical School. He received his B.A. in Psychology from Brown University and an M.D. from Cornell University Medical College. He also holds a M.S. in Health Services from the University of California, Los Angeles. The Board believes Dr Shrank is qualified to serve on the Board because of his broad range of healthcare expertise and experience, which provides the Board with clinical insight and valuable perspectives on healthcare policy and regulation.

Executive Officers

Name	Age	Position
Stefano Pessina	83	Executive Chairman of the Board
Tim Wentworth	64	Chief Executive Officer and Director
Manmohan Mahajan	46	Executive Vice President and Global Chief Financial Officer
Ornella Barra	71	Chief Operating Officer, International
Mary Langowski	47	Executive Vice President and President, U.S. Healthcare
Lanesha Minnix	50	Executive Vice President and Global Chief Legal Officer
Elizabeth Burger	54	Executive Vice President and Chief Human Resources Officer
Neal Sample	50	Executive Vice President and Chief Information Officer
Tracey Brown	57	Executive Vice President; President, Retail and Chief Customer Officer
Rick Gates	54	Senior Vice President and Chief Pharmacy Officer
Beth Leonard	48	Senior Vice President and Chief Corporate Affairs Officer

Information concerning the business experience of Mr. Pessina and Mr. Wentworth is provided under the section titled “Other Important Information Regarding the Company—Directors” above.

Mr. Mahajan has served as Executive Vice President and Global Chief Financial Officer since March 2024. He previously had served as Senior Vice President and Interim Chief Financial Officer from July 2023 to March 2024. Mr. Mahajan served as Senior Vice President, Global Controller and Chief Accounting Officer from July 2021 to July 2023, as Assistant Global Controller from October 2019 to July 2021 and as Vice President, Global Reporting and Technical Accounting from February 2016 to September 2019. Prior to joining the Company, Mr. Mahajan served in positions of increasing responsibility with GE Capital, a former subsidiary of General Electric Company, most recently serving as Controller at GE Capital Americas from March 2011 until January 2016.

Ms. Barra has served as Chief Operating Officer, International since April 2021. Ms. Barra served as Co-Chief Operating Officer from June 2016 to April 2021. She served as Executive Vice President, President and Chief Executive Officer of Global Wholesale and International Retail from December 2014 to June 2016. Previously, she served as the Chief Executive Officer, Wholesale and Brands of Alliance Boots from September 2013 to December 2014 and Chief Executive Officer of the Pharmaceutical Wholesale Division of Alliance Boots from January 2009 to September 2013, and before that, Wholesale & Commercial Affairs Director of Alliance Boots. Since January 2015, Ms. Barra has served as a director of Cencora and from April 2013 to April 2019, served as a director of Assicurazioni Generali, the parent company of Generali Group, a global insurance group. Ms. Barra also serves as a director of a number of private companies, and, until February 2015, served as a director of Alliance Boots.

Ms. Langowski has served as Executive Vice President and President, U.S. Healthcare since March 2024. Ms. Langowski previously served as Chief Executive Officer of Solera Health, a preventive care benefits manager that connects patients, payers, and physicians with a new class of non-medical healthcare providers, from July 2020 to March 2024 and as Interim Chief Executive Officer from November 2019 to July 2020. She also served as Chief Executive Officer of Rising Tide, LLC, a boutique consultancy working with leading health care and retail companies driving change in the health care marketplace, from June 2016 to January 2024. Prior to that, she served as Executive Vice President and Chief Strategy and Corporate Development Officer at CVS Health from 2014 to 2016.

Ms. Minnix has served as Executive Vice President and Global Chief Legal Officer since April 2024. Ms. Minnix previously served as Executive Vice President, General Counsel and Corporate Secretary for Ecolab Inc., a global leader in water, hygiene and infection prevention solutions, from June 2022 to April 2024. Prior to that, she served as Senior Vice President, General Counsel and Corporate Secretary at Flowserve Corporation, a global industrial manufacturer of engineered flow control systems, from 2018 to June 2022. Ms. Minnix joined Flowserve from BMC Stock Holdings, Inc., a construction supply company, where she served as Senior Vice President, General Counsel and Corporate Secretary from 2017 to 2018.

Ms. Burger has served as Executive Vice President and Chief Human Resources Officer since March 2024. Ms. Burger previously served as Senior Vice President, Chief Human Resources Officer at Flowserve Corporation, a global industrial manufacturer of engineered flow control systems, from 2018 to March 2024. She previously served as Chief Human Resources Officer of Hanesbrands Inc. from 2013 to 2017 and in various roles of increasing responsibility at Monsanto Company from 1995 to 2013, including as Senior Vice President, Global Business Operations from 2007 to 2013.

Mr. Sample has served as Executive Vice President and Chief Information Officer since October 2023. Prior to joining the Company, Mr. Sample was Chief Information Officer at Northwestern Mutual, a financial services mutual organization, from August 2019 to May 2022. He also served as Chief Operating Officer of Express Scripts, a pharmacy benefit manager, from January 2018 to March 2019 and as Chief Information Officer from February 2016 to January 2018. He also held several roles within the Enterprise Growth Business at American Express, a globally integrated payments company, from 2012 to 2016, including as Group President and Executive Vice President, Enterprise Growth Chief Information Officer and Chief Marketing Technologist. Mr. Sample previously held roles at eBay, Yahoo! Inc. and RightOrder, Inc.

Ms. Brown has served as Executive Vice President since January 2024 and as President of Retail and Chief Customer Officer since November 2021. She previously served as Senior Vice President from September 2022 to January 2024. Prior to joining the Company, she was Chief Executive Officer of the American Diabetes Association (ADA), a nonprofit organization focused on education and research related to diabetes, from June 2018 to November 2021. Prior to the ADA, Ms. Brown was Senior Vice President, Operations and Chief Experience Officer for Sam’s Club, a division of Walmart Inc., from 2014 to June 2018 where she was responsible for creating meaningful member experiences, directing member strategy, marketing and branding, go-to-market execution, data and analytics and membership operations. Prior to that, she served in leadership roles with RAPP Dallas, a data-driven integrated marketing agency, Direct Impact, a direct marketing agency, and Advanced Micro Devices. Earlier in her career, she held leadership positions at American Express, Procter & Gamble and Exxon Mobil.

Mr. Gates has served as Senior Vice President and Chief Pharmacy Officer since March 2023. Mr. Gates previously served as Senior Vice President, Pharmacy and Healthcare, from January 2018 to March 2023. Prior to that, Mr. Gates served in roles of increasing responsibility since joining Walgreens in 1995 after graduation from pharmacy school, including in store care delivery, field leadership, Duane Reade pharmacy integration lead and pharmacy operations where he led the strategic development, alignment and delivery of pharmacy-led health and wellness programs. Mr. Gates serves as a current board member with the National Association of Chain Drug Stores (NACDS), Innovation Associates, Inc. and Pharmacy Quality Alliance (PQA).

Ms. Leonard has served as Senior Vice President and Chief Corporate Affairs Officer since January 2024. Ms. Leonard served as Senior Vice President and Chief Communications Officer from June 2023 to January

2024. She was previously Senior Vice President and Chief Corporate Affairs for EmblemHealth, one of the United States’ largest nonprofit health plans, from December 2020 to May 2023 and was Senior Vice President and Chief Marketing and Communications Officer from May 2016 to December 2020. Prior to EmblemHealth, Ms. Leonard served in various roles of increasing responsibility with America’s Health Insurance Plans, a political advocacy and trade association of health insurance companies, from 2008 to 2016, including as Executive Vice President of Public Affairs. Prior to that, she served in leadership roles holding key state leadership roles in presidential campaigns in 2004 and 2008, and having managed the re-election campaign for Boston Mayor Thomas Menino. She also served as the Chief of Staff at the City of Boston’s Redevelopment Authority and Economic Development Agency.

Family Relationships

Mr. Pessina and Ms. Barra are spouses. There are no other family relationships among any of our directors or executive officers.

Book Value per Share

As of     , 2025, the book value per share of Company Common Stock was $    . Book value per share is computed by dividing total equity at $     by the total shares of Company Common Stock outstanding on that date,      shares of Company Common Stock.

Market Price of Common Stock and Dividends

The Company’s shares are listed on Nasdaq under the symbol “WBA.”

On      , 2025, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for shares of Company Common Stock on Nasdaq was $     per share. On December 9, 2024, the closing price for shares of Company Common Stock on Nasdaq was $8.85 per share. We view December 9, 2024 as the last trading day on which the trading price of Company Common Stock was unaffected by the potential acquisition of the Company in light of the fact it was the day prior to the first media reports regarding a potential transaction. You are encouraged to obtain current market quotations for shares of Company Common Stock in connection with voting your shares of the Company’s Common Stock at the Special Meeting.

The following table sets forth, for the periods indicated, the high and low sales price of shares of Company Common Stock on Nasdaq and dividends paid.

Fiscal Year	High	Low	Dividend Paid
2023
First Quarter	$41.97	$30.39	$0.48
Second Quarter	$42.29	$34.30	$0.48
Third Quarter	$36.58	$29.48	$0.48
Fourth Quarter	$32.89	$24.97	$0.48
2024
First Quarter	$25.26	$19.68	$0.48
Second Quarter	$27.05	$19.75	$0.48
Third Quarter	$22.05	$14.62	$0.25
Fourth Quarter	$16.27	$9.03	$0.25
2025
First Quarter	$11.11	$8.08	$0.25
Second Quarter	$13.25	$8.35	$0.25

If the Merger is completed, the Company Common Stock will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise noted, the following tables set forth, as of March 31, 2025, the number of shares of the Company’s equity securities beneficially owned (based on 864,737,898 shares of Company Common Stock outstanding as of March 31, 2025) by (1) each person or group known by us to own beneficially more than 5% of the outstanding shares of any class of our equity securities, (2) each director, (3) each of our NEOs identified in the section of this proxy statement entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger” and (4) all current directors and executive officers as a group. Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to the common stock. Unless otherwise noted, the business address of each person named below is c/o Walgreens Boots Alliance, Inc., 108 Wilmot Road, Deerfield, IL 60015.

	Shares of Common Stock Owned	Options Currently Exercisable or Exercisable Within 60 Days	Total Shares of Common Stock Beneficially Owned	Percent
Greater than 5% Stockholders:
The Vanguard Group(1)	86,812,386	—	86,812,386	10.0%
Blackrock, Inc.(2)	65,892,675	—	65,892,675	7.6%
State Street Corporation(3)	43,000,587	—	43,000,587	5.0%
Named Executive Officers and Directors:
Janice M. Babiak(4)	1,200	—	1,200	*
Ornella Barra(5)(6)	2,161,890	940,593	3,102,483	*
Inderpal S. Bhandari(4)	3,000	—	3,000	*
Ginger L. Graham(4)	2,150	—	2,150	*
Bryan C. Hanson(4)	30,835	—	30,835	*
Robert L. Huffines(4)	—	—	—	—
Valerie B. Jarrett(4)	4,456	—	4,456	*
Mary Langowski(5)	—	—	—	—
John A. Lederer(4)	50,000	—	50,000	*
Manmohan Mahajan(5)	61,539	65,957	127,496	*
Stefano Pessina(7)	145,621,079	1,994,010	147,615,089	17.1%
Thomas E. Polen(4)	16,495	—	16,495	*
Nancy M. Schlichting(4)	21,141	—	21,141	*
William H. Shrank(4)	3,523	—	3,523	*
Timothy C. Wentworth(5)	133,150	—	133,250	*
All current directors and executive officers as a group (21) individuals	148,277,509	3,108,438	151,385,947	17.5%

*	Less than 1% of the Company Common Stock.
(1)

Represents shares beneficially owned as of January 31, 2025, based on a Schedule 13G/A filed on February 7, 2025, by The Vanguard Group. In such filing, The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has shared voting power with respect to 863,249 shares, sole dispositive power with respect to 83,431,130 shares, and shared dispositive power with respect to 3,381,256 shares.

(2)

Represents shares beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed on January 26, 2024, by BlackRock, Inc. In such filing, BlackRock, Inc. lists its address as 50 Hudson Yards,

New York, NY 10001, and indicates that it has sole voting power with respect to 59,789,851 shares and sole dispositive power with respect to 65,892,675 shares.
(3)

Represents shares beneficially owned as of September 30, 2024, based on a Schedule 13G/A filed on October 18, 2024, by State Street Corporation. In such filing, State Street Corporation lists its address as One Congress Street, Suite 1, Boston, MA 02114, and indicates that it has shared voting power with respect to 29,571,267 shares and shared dispositive power with respect to 42,997,580 shares.

(4)

Does not include Company DSUs issued under the 2021 Omnibus Incentive Plan, its predecessor plan and the former Walgreen Co. Nonemployee Director Stock Plan. The table below shows Company DSUs (including additional Company DSUs credited as a result of dividend equivalents earned with respect to the Company DSUs) held separately, and in total with beneficially owned stock, as of March 31, 2025 by each Director who held Company DSUs. Please note that the ownership of these Company DSUs by our directors is also reflected in our Definitive Proxy Statement on Schedule 14A, filed on December 13, 2024, under “Corporate Governance—Director Compensation.”

Name of Beneficial Owner or Group	Company DSUs	Shares of Common Stock Beneficially Owned	Total
Janice M. Babiak	82,673	1,200	83,873
Inderpal S. Bhandari	32,958	3,000	35,958
Ginger L. Graham	95,962	2,150	98,112
Bryan C. Hanson	—	30,835	30,835
Robert L. Huffines	25,519	—	25,519
Valerie B. Jarrett	63,836	4,456	68,292
John A. Lederer	102,985	50,000	152,985
Thomas E. Polen	7,310	16,495	23,805
Nancy M. Schlichting	78,871	21,141	100,012
William Shrank	—	3,523	3,523

(5)

Does not include shares underlying Company RSUs and Company RSUs credited as dividends on Company RSUs issued under equity incentive plans that do not vest within 60 days of March 31, 2025. The table below presents such unvested Company RSUs separately and, in total with beneficially owned stock, as of March 31, 2025 for each then-serving NEO and current executive officers as a group. Except as set forth in the table below, none of the directors has any Company RSUs.

Name of Beneficial Owner or Group	Company RSUs	Shares of Common Stock Beneficially Owned	Total
Ornella Barra	525,167	3,102,483	3,627,650
Ginger L. Graham	—	2,150	2,150
Mary Langowski	534,601	—	534,601
Manmohan Mahajan	352,734	127,496	480,230
Stefano Pessina	1,317,544	147,615,089	148,932,633
Timothy C. Wentworth	1,198,864	133,150	1,332,014
All current executive officers as a group (11) individuals	5,456,908	151,385,947	156,842,855

(6)	1,718,000 shares beneficially owned by Ms. Barra are held of record by OLB Holdings Ltd., which is wholly owned by Ms. Barra.
(7)	144,788,821 of shares beneficially owned by Mr. Pessina are held of record by Alliance Santé Participations S.A., a company which is 100% indirectly controlled by Mr. Pessina.

Prior Public Offerings

None of the Company, Parent, Merger Sub nor any of their respective affiliates have made an underwritten public offering of shares of Company Common Stock for cash during the past three years that was registered under the Securities Act, or exempt from registration under Regulation A promulgated under the Securities Act.

Certain Transactions in the Shares of Common Stock

Other than the Merger Agreement, as discussed in the section of this proxy statement entitled “The Merger Agreement,” the Company the Sycamore Entities and their respective affiliates have not executed any transactions with respect to shares of Company Common Stock during the past 60 days.

Below is a summary of stock repurchases by the Company for the periods indicated.

Period	Total Number of Shares Purchased	Range of Prices Paid	Average Price Paid Per Share
Fiscal Year 2023
First Quarter	4,438,228	$33.10 –$35.24	$33.79
Second Quarter	—	—	—
Third Quarter	—	—	—
Fourth Quarter	—	—	—
Fiscal Year 2024
First Quarter	3,100,000	$21.29 –$22.92	$22.37
Second Quarter	—	—	—
Third Quarter	—	—	—
Fourth Quarter	—	—	—
Fiscal Year 2025
First Quarter	3,627,928	$9.41– $10.66	$9.82
Second Quarter	—	—	—

OTHER IMPORTANT INFORMATION REGARDING THE SYCAMORE ENTITIES

This section sets forth certain information about the Sycamore Entities. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Sycamore Investors

Parent

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Parent. Unless otherwise indicated, the principal office address of Parent and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and Parent’s telephone number is (212) 796-8500. Parent is an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Kevin Burke, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2012.

Merger Sub

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Merger Sub. Unless otherwise indicated, the principal office address of Merger Sub and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and its telephone number is (212) 796-8500. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Kevin Burke, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2012.

Sycamore Partners III, L.P.

Sycamore Partners III, L.P. is a Cayman Islands exempted limited partnership. Sycamore Partners III, L.P. is controlled by its general partner, Sycamore Partners III GP, L.P. and its principal business is to make and manage investments in various business organizations. The principal office address of Sycamore Partners III, L.P. is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and its telephone number is (212) 796-8500.

Sycamore Partners III-A, L.P.

Sycamore Partners III-A, L.P. is a Cayman Islands exempted limited partnership. Sycamore Partners III-A, L.P. is controlled by its general partner, Sycamore Partners III GP, L.P. and its principal business is to make and manage investments in various business organizations. The principal office address of Sycamore Partners III-A, L.P. is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and its telephone number is (212) 796-8500.

Sycamore Partners Wing Co-Invest, L.P.

Sycamore Partners Wing Co-Invest, L.P. is a Cayman Islands exempted limited partnership. Sycamore Partners Wing Co-Invest, L.P. is controlled by its general partner, Sycamore Partners III GP, L.P. and its principal business is to make and manage investments in various business organizations. The principal office address of Sycamore Partners Wing Co-Invest, L.P. is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and its telephone number is (212) 796-8500.

Sycamore Partners III GP, L.P.

Sycamore Partners III GP, L.P. is a Cayman Islands exempted limited partnership. Sycamore Partners III GP, L.P. is controlled by its general partner, Sycamore Partners III GP, Ltd., and serves as the general partner of Sycamore Partners III, L.P., Sycamore Partners III-A, L.P. and Sycamore Partners Wing Co-Invest, L.P. Its principal business is to make and manage investments in various business organizations. The principal office address of Sycamore Partners III GP, L.P. is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and its telephone number is (212) 796-8500.

Sycamore Partners III GP, Ltd.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Sycamore Partners III GP, Ltd. Unless otherwise indicated, the principal office address of Sycamore Partners III, L.P. and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and its telephone number is (212) 796-8500. Sycamore Partners III GP, Ltd. is a Cayman Islands exempted company. Sycamore Partners III GP, Ltd. serves as the general partner of Sycamore Partners III GP, L.P., and its principal business is to make and manage investments in various business organizations.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
John Woodworth, Director	USA	Chief Financial Officer at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2012.

Blazing Star CCX Superco, Inc.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Blazing Star CCX Superco, Inc. Unless otherwise indicated, the principal office address of Blazing Star CCX Superco, Inc. and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and Blazing Star CCX Superco, Inc.’s telephone number is (212) 796-8500. Blazing Star CCX Superco, Inc. is an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Dary Kopelioff, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Blazing Star IA Parent, LLC

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Blazing Star IA Parent, LLC. Unless otherwise indicated, the principal office address of Blazing Star IA Parent, LLC and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and Blazing Star IA Parent, LLC’s telephone number is (212) 796-8500. Blazing Star IA Parent, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Kevin Burke, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2012.

Blazing Star Shields Superco II, LLC

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Blazing Star Shields Superco II, LLC. Unless otherwise indicated, the principal office address of Blazing Star Shields Superco II, LLC and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and Blazing Star Shields Superco II, LLC’s telephone number is (212) 796-8500. Blazing Star Shields Superco II, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Adam Weinberger, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Blazing Star Investors, LLC

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Blazing Star

Investors, LLC. Unless otherwise indicated, the principal office address of Blazing Star Investors, LLC and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and Blazing Star Investors, LLC’s telephone number is (212) 796-8500. Blazing Star Investors, LLC is an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Kevin Burke, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2012.

Blazing Star Boots Superco (Jersey) Limited

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Blazing Star Boots Superco (Jersey) Limited. Unless otherwise indicated, the principal office address of Blazing Star Boots Superco (Jersey) Limited and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and Blazing Star Boots Superco (Jersey) Limited’s telephone number is (212) 796-8500. Blazing Star Boots Superco (Jersey) Limited is an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Dary Kopelioff, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Blazing Star Real Estate Blocker Buyers

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of each of the Blazing Star Real Estate Blocker Buyers. Unless otherwise indicated, the principal office address of each of the Blazing Star Real Estate Blocker Buyers and business address of each listed director and officer is c/o Sycamore Partners Management, L.P., 9 West 57th Street, 31st Floor, New York, NY 10019 and The telephone number for each of the Blazing Star Real Estate Blocker Buyers is (212) 796-8500. Each of the Blazing Star Real Estate Blocker Buyers are an affiliate of investment funds managed by Sycamore Partners Management, L.P.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefan Kaluzny, Director, President	USA	Founder and Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2011.

Kevin Burke, Director, Vice President & Secretary	USA	Managing Director at Sycamore Partners Management, L.P. Has worked at Sycamore Partners Management, L.P. since 2012.

SP Investors

Alliance Santé Participations S.A.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Alliance Santé Participations S.A. The principal office address of Alliance Santé Participations S.A. and the business address of Simone Retter and Jean-Paul Goerens is 14 avenue du X Septembre, L-2550 Luxembourg, Grand Duchy of Luxembourg, and its telephone number is 011 352 27 99 01 01. The business address of Stefano Pessina and Ornella Barra is c/o The Family Office, 24 boulevard du Ténao, 98000 Monaco. Alliance Santé Participations S.A., a Luxembourg société anonyme, is controlled by Stefano Pessina and its principal business is the holding of investments and other operating businesses.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Stefano Pessina, Administrateur (Director)	Monaco	Executive Chairman of the Board of the Company
Ornella Barra, Administrateur (Director)	Monaco	Chief Operating Officer, International of the Company
Simone Retter, Président (Chairman)	Luxembourg	Self-employed lawyer
Jean-Paul Goerens, Administrateur (Director)	Luxembourg	Self-employed lawyer

Stefano Pessina

Stefano Pessina’s business address is c/o The Family Office, 24 Boulevard du Ténao, 98000 Monaco and his business telephone number is 011 377 99 99 60 40. Mr. Pessina is a citizen of Monaco and he is the Executive Chairman of the Board of the Company. See “Other Important Information Regarding the Company—Directors and Executive Officers of the Company—Directors.”

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the Merger is completed, the Company Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded. As a result, we would no longer file periodic reports or current reports with the SEC on account of the shares of Company Common Stock.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company’s 2025 annual meeting of stockholders was held on January 30, 2025 (the “2025 Annual Meeting”). If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2026 annual meeting of stockholders (the “2026 Annual Meeting”). If the Merger is not completed, you will continue to be entitled to attend and participate in stockholder meetings. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.

If the Company holds the 2026 Annual Meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting may do so by following the procedures described below.

If a stockholder wishes to have a proposal formally considered at the 2026 Annual Meeting and included in our proxy statement for that meeting, then we must receive the proposal in writing on or before the close of business on August 15, 2025 (or, if the date of the 2026 Annual Meeting is moved by 30 days from the anniversary of the 2025 Annual Meeting, the deadline will be a reasonable time before we begin to print and send our proxy materials), and the proposal must otherwise comply with Rule 14a-8 of the Exchange Act. The proposal must be delivered in writing to us at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, IL 60015, Attention: Corporate Secretary.

The Board has implemented proxy access, which allows a stockholder or group of up to 20 stockholders owning in aggregate 3 percent or more of our outstanding Company Common Stock continuously for at least three years, to nominate and include in our proxy materials director nominees constituting up to 20 percent of the number of directors in office (rounding down); provided that the stockholder(s) and nominee(s) satisfy the requirements in our bylaws.

If a stockholder or group of stockholders wants to nominate one or more director candidates to be included in our proxy materials for the 2026 Annual Meeting pursuant to the proxy access provisions in our bylaws, then we must receive proper written notice of such nomination at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, IL 60015, Attention: Corporate Secretary, by no earlier than the close of business on July 16, 2025, and no later than the close of business on August 15, 2025, and the nomination must otherwise comply with our bylaws. If, however, the date of the 2026 Annual Meeting is changed and is not within 30 days before or 60 days after the anniversary of the 2025 Annual Meeting, then we must receive such written notice no earlier than the close of business on the 150th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 120th day prior to the 2026 Annual Meeting or, if the first public announcement of the date of the 2026 Annual Meeting is less than 130 days prior to the date of such meeting, the 10th day following the public announcement of the date of the 2026 Annual Meeting. Failure to comply with the requirements, procedures, and deadlines in our bylaws may preclude the proxy access nomination of the applicable candidate(s) for election at the 2026 Annual Meeting.

Stockholder proposals or director nominations that are not intended for inclusion in our proxy statement for the 2026 Annual Meeting may be brought before the 2026 Annual Meeting in accordance with the advance notice procedures described in our bylaws. Under our bylaws, if a stockholder wishes to present other business or nominate a director candidate at the 2026 Annual Meeting, then we must receive proper written notice of any such business or nomination (including the information required to comply with the universal proxy rules under Rule14a-19, of the Exchange Act, as applicable) at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, IL 60015, Attention: Corporate Secretary, by no earlier than the close of business on October 2, 2025, and no later than the close of business on November 1, 2025, and each such proposal, nomination, and nominee must otherwise comply with our bylaws. If, however, the date of the 2026 Annual Meeting is changed and is not within 30 days before or 60 days after the anniversary of 2025 Annual Meeting, then we must receive such notice no earlier than the close of business on the 120th day prior to the date of the

2026 Annual Meeting and not later than the close of business on the 90th day prior to the date of the 2026 Annual Meeting or, if the first public announcement of the date of the 2026 Annual Meeting is less than 100 days prior to the date of such meeting, the 10th day after the first public announcement of the date of the 2026 Annual Meeting. Failure to comply with the requirements, procedures, and deadlines in our bylaws may preclude presentation and consideration of the matter or nomination of the applicable candidate(s) for election at the 2026 Annual Meeting.

Please refer to the full text of our bylaws for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address shown on the first page of this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

Because the Merger is a “going private” transaction, the Company and the Sycamore Entities are filing with the SEC concurrently with this proxy statement a Transaction Statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth below. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement. We incorporate by reference into this proxy statement the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and prior to the date of the Special Meeting:

•

Our Annual Report on Form 10-K for the year ended August 31, 2024, filed on October 15, 2024; (including the information in Part III incorporated by reference from our Definitive Proxy Statement on Schedule 14A, filed on December 13, 2024);

•	Our Quarterly Reports on Form 10-Q for the quarterly period ended November 30, 2024, filed on January 10, 2025 and for the quarterly period ended February 28, 2025 filed on April 8, 2025; and

•	Our Current Reports on Form 8-K filed on October 15, 2024 (solely with respect to Item 2.05 information), January 30, 2025, February 5, 2025, February 11, 2025, February 25, 2025 and March 10, 2025.

We also incorporate by reference into this proxy statement, but not into the Schedule 13E-3, additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the Special Meeting. We will amend the Schedule 13E-3 to incorporate by reference any additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the Special Meeting to the extent required to fulfill the Company’s obligations under the Exchange Act.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits under Item 9.01, is not and will not be incorporated by reference into this proxy statement.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that the Company files with the SEC will update and supersede that information.

Our filings with the SEC are available to the public on the Internet, through a database maintained by the SEC at http://www.sec.gov. Our filings are also available, free of charge, on our website at https://investor.walgreensbootsalliance.com. We have included our website address for the information of our stockholders and do not intend it to be an active link to our website. Information contained on our website does not constitute a part of this proxy statement (or any document incorporated by reference herein). You may also obtain a copy of these filings at no cost by writing or telephoning us at the address listed below.

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, IL 60015

Telephone: (847) 315-2922

Attention: Investor Relations

If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company Common Stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll free: (877) 750-0666

Bankers and Brokers may call collect: (212) 750-5833

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED     , 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

BLAZING STAR PARENT, LLC,

THE OTHER PARENT ENTITIES IDENTIFIED HEREIN,

BLAZING STAR MERGER SUB, INC.

and

WALGREENS BOOTS ALLIANCE, INC.

Dated as of March 6, 2025

A-i

4.10	Other Agreements or Understandings	A-31
4.11	Brokers	A-31
4.12	Independent Investigation	A-31
4.13	Equity Ownership of Topcos	A-32
4.14	No Other Company Representations or Warranties	A-32
4.15	Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans	A-32
4.16	No Foreign Person	A-33

ARTICLE V CONDUCT OF BUSINESS		A-33
5.1	Covenants of the Company	A-33
5.2	Conduct of Business by Parent and Merger Sub Pending the Merger	A-36

ARTICLE VI ADDITIONAL AGREEMENTS		A-37
6.1	Go-Shop; No Solicitation	A-37
6.2	Delisting; Deregistration	A-41
6.3	Confidentiality; Access to Information	A-41
6.4	Regulatory Efforts	A-41
6.5	Public Disclosure	A-44
6.6	Indemnification	A-44
6.7	Notification of Certain Matters	A-45
6.8	Employee Benefits Matters	A-46
6.9	State Takeover Laws	A-47
6.10	Rule 16b-3	A-48
6.11	Financing	A-48
6.12	Control of Operations	A-54
6.13	Transaction Litigation	A-54
6.14	Preparation of Proxy Statement; Stockholders’ Meeting	A-54
6.15	Tax Information	A-55
6.16	Carveout Transaction Matters	A-56
6.17	Repatriation	A-56
6.18	Treatment of Certain Notes	A-57
6.19	Merger Sub Stockholder Consent	A-59
6.20	Other Agreements	A-59

ARTICLE VII CONDITIONS TO THE CLOSINGS		A-61
7.1	Conditions to Each Party’s Obligation to Effect the Initial Closing	A-61
7.2	Conditions to the Obligations of the Company to Effect the Initial Closing	A-61
7.3	Conditions to the Obligations of Parent and Merger Sub to Effect the Initial Closing	A-62
7.4	Additional Conditions to the Merger Closing	A-63

ARTICLE VIII TERMINATION AND AMENDMENT		A-63
8.1	Termination	A-63
8.2	Effect of Termination	A-66
8.3	Fees and Expenses	A-66
8.4	Amendment	A-68
8.5	Extension; Waiver	A-68

ARTICLE IX DEFINED TERMS		A-68

ARTICLE X MISCELLANEOUS		A-88
10.1	Nonsurvival of Representations and Warranties	A-88
10.2	Notices	A-88
10.3	Entire Agreement	A-88
10.4	Third Party Beneficiaries; No Recourse	A-89

A-ii

10.5	Assignment	A-90
10.6	Severability	A-90
10.7	Counterparts and Signature	A-91
10.8	Interpretation	A-91
10.9	Governing Law	A-91
10.10	Remedies	A-92
10.11	Submission to Jurisdiction	A-95
10.12	WAIVER OF JURY TRIAL	A-95
10.13	Disclosure Letter	A-96
10.14	Parent Guarantee	A-96

Exhibits

Exhibit A – Form of Divested Asset Proceed Rights Agreement

Exhibit B – Form of Voting Agreement

Exhibit C – Form of Reinvestment Agreement

Exhibit D – Certificate of Incorporation of the Surviving Corporation

Exhibit E – Form of FIRPTA Certificate

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), is made and entered into as of March 6, 2025, by and among Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties intend that Merger Sub, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, merge with and into the Company, with the Company continuing as the surviving corporation of such merger (the “Merger”);

WHEREAS, the Company Board has as of the date hereof (a) determined and declared that it is in the best interests of the Company and the Company’s stockholders (including the Unaffiliated Company Stockholders) that the Company enter into this Agreement and consummate the Merger and the other Transactions on the terms and subject to the conditions set forth herein, (b) adopted, approved and declared the advisability of this Agreement, the Merger and the other Transactions, (c) declared that the terms of the Merger are fair to the Company and the Company’s stockholders (including the Unaffiliated Company Stockholders) and (d) directed that this Agreement be submitted to the Company’s stockholders at the Company Stockholders Meeting for their adoption and recommended that the Company’s stockholders adopt this Agreement;

WHEREAS, the respective board of directors of Parent and Merger Sub have adopted, approved and declared it advisable for Parent and Merger Sub to enter into this Agreement and to consummate the Merger and the other Transactions, upon the terms and subject to the conditions set forth herein;

WHEREAS, immediately prior to the Initial Closing, and as a condition to the consummation of the Initial Closing, the applicable Parent Entities, the Company, the Sale Committee (as defined therein), the Shareholder Representative (as defined therein) and a rights agent selected by Parent and reasonably acceptable to the Company (the “DAP Right Rights Agent”) will enter into a Divested Asset Proceed Rights Agreement (the “DAP Rights Agreement”), in substantially the form attached hereto as Exhibit A (subject to modification as contemplated by Section 6.20), which shall become effective as of the Effective Time;

WHEREAS, in connection with the Carveout Transactions, (a) Parent or one or more of its Affiliates will form entities (each of which will be until the relevant Closing a directly wholly owned Subsidiary of the Equity Financing Sources) that will, giving effect to the Carveout Transactions and the Closings, hold, directly or indirectly, the businesses of the Company (such newly formed entities, the “Topcos” and the Topcos together with Parent and their respective controlled Affiliates, including Merger Sub, the “Parent Entities”), as set forth in Section 6.16 of the Company Disclosure Letter, and (b) each of the Topcos and each Parent Entity who is or becomes a party to any Financing Letter will, as promptly as practicable, execute joinders to this Agreement for purposes of the representations, warranties, agreements and obligations under this Agreement to the extent applicable to such Parent Entity (such obligations, the “Joinder Party Obligations”);

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, investment funds or accounts managed or advised by Sycamore Partners III L.P., and the other investment funds or managed accounts party to a Limited Guarantee dated as of the date hereof and delivered to the Company concurrently with the execution of this Agreement (each, a “Guarantor” and together, the “Guarantors”) are entering into the Limited Guarantees with respect to certain obligations of Parent and Merger Sub under this Agreement; and

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s and the Company’s willingness to enter into this Agreement, the Specified Holders have entered into

(a) a Voting Agreement (the “Voting Agreement”), in substantially the form attached hereto as Exhibit B, with Parent and the Company, pursuant to which the Specified Holders have agreed, among other things, to (i) vote all of the shares of Company Common Stock beneficially owned by them in favor of the approval and adoption of this Agreement and (ii) support the Merger and the other Transactions, on the terms and subject to the conditions set forth therein and (b) a Reinvestment Agreement (the “Reinvestment Agreement”), in substantially the form attached hereto as Exhibit C, with Parent, pursuant to which, among other things, the Specified Holders have agreed to take the actions described therein in connection with the Closings.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Parent, Merger Sub and the Company, intending to be legally bound, hereby agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall merge with and into the Company at the Effective Time.

1.2 Effective Time of the Merger. Upon the terms and subject to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in this Agreement, as soon as practicable on the Merger Closing Date, Parent, Merger Sub and the Company shall cause a certificate of merger or other appropriate documents (in any such case, the “Certificate of Merger”) to be duly prepared, executed and acknowledged in accordance with the relevant provisions of the DGCL and filed with the Secretary of State. The Merger shall become effective upon the due filing of the Certificate of Merger with the Secretary of State or at such subsequent time or date as Parent and the Company shall agree and specify in the Certificate of Merger (the “Effective Time”).

1.3 Closings.

(a) Subject to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in this Section 1.3 and Sections 7.1, 7.2 and 7.3, the Initial Closing shall take place at (i) 12:00 p.m., New York City time, remotely by exchange of documents and signatures (or their electronic counterparts), on a date to be agreed upon by Parent and the Company that is no later than the third Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Section 1.3(c) and Sections 7.1, 7.2 and 7.3 (other than those conditions that by their nature are to be satisfied on the Initial Closing Date, but subject to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of such conditions) shall be satisfied or waived (and no later than the second Business Day prior to the Outside Date) in accordance with this Agreement, or (ii) at such other date, time or place as the parties hereto shall mutually agree in writing, it being understood and agreed that, notwithstanding anything to the contrary, the Initial Closing Date shall occur on a Business Day with respect to which the immediately following calendar day is also a Business Day on which the Closing can be consummated; provided that, if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Sections 7.1, 7.2 and 7.3 (other than those conditions that by their nature are to be satisfied at the Initial Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of those conditions at such time), then the Initial Closing shall occur instead on the earliest of (i) any Business Day during the Marketing Period as may be specified by Parent on no less than three Business Days’ prior written notice to the Company, (ii) the third (3rd) Business Day following the final day of the Marketing Period or (iii) such other date, time or place as the parties hereto shall mutually agree in writing, subject, in each case, to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in this Section 1.3 and Sections 7.1, 7.2 and 7.3 (other than those conditions that by their nature are to be satisfied at the Initial Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder and by applicable law)) of those conditions at such time.

(b) Subject to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions to the Merger Closing set forth in Section 7.4, the Merger Closing shall take place at 8:00 a.m., New York City time, remotely by exchange of documents and signatures (or their electronic counterparts), on the first Business Day following the Initial Closing.

(c)

(i) Each of the parties expressly acknowledges and agrees that it shall be a express condition precedent for the benefit of (and waivable (to the extent permitted by law) only by) the Company to the Initial Closing that (A) each of the Parent Entities shall have delivered to the Company in writing an irrevocable certificate (in form and substance satisfactory to the Company) immediately prior to the Initial Closing that (1) the Parent Entities stand ready, willing and able to consummate the Initial Closing and (2) subject only to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in Sections 7.4(a) and 7.4(b), the applicable Parent Entities are irrevocably obligated to, and stand ready, willing and able to consummate, the Merger Closing on the Merger Closing Date, (B) Parent shall have provided evidence reasonably satisfactory to the Company that, as of the Initial Closing Date, all of the conditions set forth in the applicable Financing Letters (other than those conditions that by their nature are to be satisfied at the Initial Closing, but each of which would be capable of being satisfied as of the Initial Closing) would be satisfied if the Merger Closing and Effective Time were to have occurred on such date and (C) without limitation of the foregoing, each of the Parent Entities shall have confirmed in writing that each Financing Source and the applicable Parent Entities shall have executed all definitive documentation governing the applicable Financing to be entered into at the Merger Closing, and all certificates, notices or other deliverables thereunder shall have been provided, which definitive documentation shall become effective subject solely to the satisfaction of the conditions precedent set forth in Sections 7.4(a) and 7.4(b) and the conditions precedent set forth in the applicable Financing Letters. Each of the parties expressly acknowledges and agrees that, upon consummation of the Initial Closing, the Parent Entities shall have irrevocably waived, and the Parent Entities hereby irrevocably waive as of the Initial Closing, any and all right to terminate this Agreement pursuant to Article VIII (other than solely Section 8.1(h) or (k)).

(ii) Each of the parties expressly acknowledges and agrees that it shall be a express condition precedent for the benefit of (and waivable (to the extent permitted by law) only by) the Parent Entities to the Initial Closing that the Company shall have delivered to the Parent Entities in writing an irrevocable certificate (in form and substance satisfactory to the Parent Entities) immediately prior to the Initial Closing that (1) the Company stands ready, willing and able to consummate the Initial Closing and (2) subject only to the satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in Section 7.4(a) and 7.4(c), the Company is irrevocably obligated to, and stands ready, willing and able to consummate, the Merger Closing on the Merger Closing Date. Each of the parties expressly acknowledges and agrees that, upon consummation of the Initial Closing, the Company shall have irrevocably waived, and the Company hereby irrevocably waives as of the Initial Closing, any and all right to terminate this Agreement pursuant to Article VIII (other than solely Section 8.1(j)(ii) or (l) ).

(d) Upon the terms and subject to the conditions set forth in this Agreement, at the Initial Closing, the applicable Parent Entities and the Company shall take the actions and consummate the transactions set forth on Section 1.3(d) of the Company Disclosure Letter.

(e) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the applicable Parent Entities and the Company shall take the actions and consummate the transactions set forth on Section 1.3(e) of the Company Disclosure Letter.

1.4 Effects of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

1.5 Certificate of Incorporation and Bylaws.

(a) Certificate of Incorporation. At the Effective Time (a) the separate existence of the Merger Sub shall cease, the Merger Sub shall be merged with and into the Company and the Company shall continue as the Surviving Corporation in the Merger and (b) the Certificate of Incorporation as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to read as set forth on Exhibit D, and, subject to Section 6.6(b), as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter further amended in accordance with the DGCL.

(b) Bylaws. At the Effective Time, subject to Section 6.6(b), Parent shall cause the bylaws of the Surviving Corporation to be amended and restated in their entirety so that, immediately following the Effective Time, they are identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that all references to the name of Merger Sub therein shall be changed to refer to the name of the Company, and, as so amended and restated, such bylaws shall be the bylaws of the Surviving Corporation, until further amended in accordance with the DGCL.

1.6 Directors and Officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case to hold office in accordance with the term of office set forth in certificate of incorporation and bylaws of the Surviving Corporation and until their successors are duly elected and qualified.

ARTICLE II

TREATMENT OF COMPANY SECURITIES

2.1 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub, Parent or the holder of any shares of the capital stock of the Company or capital stock of Merger Sub:

(a) Capital Stock of Merger Sub. Each share of the common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b) Cancellation of Treasury Stock and Parent-Owned Stock. All shares of Company Common Stock that are held in the treasury of the Company and any shares of Company Common Stock owned by any Subsidiary of the Company, Parent, Merger Sub or any other Affiliate of Parent immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist and no consideration shall be paid or delivered in exchange therefor.

(c) Merger Consideration for Company Common Stock. Except as otherwise agreed in writing between the holder and Parent, subject to Section 2.2, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 2.1(b) and Dissenting Shares) shall be automatically converted into the right to receive (i) $11.45 in cash, without interest thereon (the “Per Share Cash Consideration”), and (ii) one divested asset proceed right issued by Parent or one of its Affiliates subject to and in accordance with the DAP Rights Agreement (each, a “DAP Right”); provided, that, in the event that one or more Village Sales are consummated prior to the Merger Closing, Parent and the Company shall cooperate in good faith to mutually agree in writing on the amount of cash proceeds that would have been payable in respect thereof if such transactions were consummated following the Merger Closing in accordance with the applicable terms of the DAP Rights Agreement (provided that such calculation in all cases shall exclude Village Interim Sale Proceeds). To the extent so agreed, such cash amounts will be added to the Per Share Cash Consideration and will not be payable under the DAP Rights Agreement (and if the applicable transaction is an Entire Village Sale and such Entire Village Sale does not include any deferred cash consideration (including any escrow or holdback amount), then the DAP Rights will be removed from the Merger Consideration) (the Per Share Cash Consideration and the DAP Right, if any, together, the “Merger Consideration”). To the extent not so agreed, such proceeds shall be transferred to DAP Issuer immediately prior to the Closing and, from and after the Effective Time, shall be included in the calculation of the Available Cash Balance in accordance with the DAP Rights Agreement. As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a Certificate or Uncertificated Share shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this Section 2.1(c) in accordance with the provisions of Section 2.2 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.2(g)).

(d) Adjustments to Merger Consideration. The Merger Consideration and Shareholder Proceeds Cap Amount, in addition to any other applicable economic, share-based term or provision herein, shall be adjusted to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization or other like change with respect to Company Common Stock occurring after the date hereof and prior to the Effective Time.

2.2 Surrender of Certificates.

(a) Paying Agent. At or prior to the Effective Time, Parent shall (i) enter into an agreement (in form and substance reasonably acceptable to the Company) with the Paying Agent for the Paying Agent to act as paying agent for the Merger and (ii) deposit, or cause to be deposited (including by directing that available cash of the Company and/or its Subsidiaries in excess of the Initial Closing Consideration (including, if requested by Parent no later than three (3) Business Days prior to the Merger Closing, any cash proceeds received upon liquidating any investments held in highly liquid short-term interest-bearing investments in the United States) be deposited with the Paying Agent at the Effective Time), the Payment Fund (net of the Initial Closing Consideration), with the Paying Agent, and the Company shall deposit with the Paying Agent the Initial Closing Consideration, for the benefit of the holders of shares of Company Common Stock (other than shares to be cancelled in accordance with Section 2.1(b) and Dissenting Shares) outstanding immediately prior to the Effective Time, for payment in accordance with this Section 2.2. For the avoidance of doubt, subject to Section 6.20, Parent shall not be required to deposit any funds related to any DAP Right with the DAP Right Rights Agent unless and until such deposit is required pursuant to the DAP Rights Agreement. The Payment Fund shall not be used for any other purpose. The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available); provided, however, that no gain or loss thereon shall affect the amounts payable hereunder and Parent shall take all actions necessary to ensure that the Payment Fund includes at all times cash sufficient to satisfy Parent’s obligation to pay the Per Share Cash Consideration under this Agreement. Any interest and other income resulting from such investments (net of any losses) shall be paid to Parent pursuant to Section 2.2(e). In the event the Payment Fund is diminished below the level required for the Paying Agent to make prompt cash payments as required under Section 2.2(b), including any such diminishment as a result of investment losses, Parent shall, or shall cause the Surviving Corporation to, immediately deposit additional cash into the Payment Fund in an amount equal to the deficiency in the amount required to make such payments.

(b) Exchange Procedures.

(i) Promptly (and in any event within five (5) Business Days) after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of a Certificate (other than shares to be cancelled in accordance with Section 2.1(b) and Dissenting Shares) (A) a letter of transmittal (which shall (1) be prepared prior to the Merger Closing, (2) specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu thereof as provided in Section 2.2(g)) to the Paying Agent, and (3) otherwise be in such form and have such provisions as may be reasonably acceptable to Parent and the Company), and (B) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof as provided in Section 2.2(g)) in exchange for the Merger Consideration payable with respect thereto. Upon surrender of a Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(g)) to the Paying Agent in accordance with the terms of such letter of transmittal, duly executed, the holder of such Certificate shall be promptly paid in exchange therefor (x) a cash amount in immediately available funds equal to (1) the number of shares of Company Common Stock formerly represented by such Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(g)) multiplied by (2) the Per Share Cash Consideration, and (y) a number of DAP Rights pursuant to Section 2.2(b)(iii)(2) and Section 2.1 equal to the number of shares of Company Common Stock formerly represented by such Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(g)), subject to any applicable withholding, and the Certificate so surrendered shall forthwith be cancelled.

(ii) Notwithstanding anything to the contrary in this Agreement, any holder of Uncertificated Shares (other than shares to be cancelled in accordance with Section 2.1(b) and Dissenting Shares) shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each holder of record of one or more Uncertificated Shares shall, upon receipt by the Paying Agent of an “agent’s message” in customary form with respect to any Uncertificated Share (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), be promptly paid the Merger Consideration in respect of such Uncertificated Share, subject to any applicable withholding, and such Uncertificated Share shall forthwith be cancelled.

(iii) Prior to the Effective Time, Parent and the Company shall cooperate to establish procedures with (1) the Paying Agent and the Depository Trust Company (“DTC”) pursuant to which the Paying Agent shall transmit to DTC or its nominee on the Merger Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (A) the number of shares of Company Common Stock (other than shares to be cancelled in accordance with Section 2.1(b) and Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (B) the Per Share Cash Consideration, subject to any applicable withholding and (2) the DAP Right Rights Agent pursuant to which the DAP Right Rights Agent will (A) record in the name(s) of the appropriate holder(s) of Certificates or Uncertificated Shares who have, in the case of holders of Certificates, complied with the procedures set forth in Section 2.2(b)(i) an aggregate number of DAP Rights equal to the aggregate number of DAP Rights to be issued pursuant to Section 2.1 and Section 2.3 and (B) when required pursuant to the DAP Rights Agreement and this Agreement, deliver to such holder(s) the DAP Rights, via book-entry positions.

(iv) Notwithstanding anything herein to the contrary, with respect to the DAP Rights, any payments made in respect of DAP Rights in accordance with the terms of the DAP Rights Agreement and the payment procedures with respect thereto shall be governed by the terms of Section 2.4 of the DAP Rights Agreement.

(c) Interest; Transfers; Rights Following the Effective Time. No interest will be paid or accrued on the cash payable upon the surrender of such Certificates or Uncertificated Shares. In the event of a transfer of ownership of a Certificate or Uncertificated Shares which is not registered in the transfer records of the Company, the Merger Consideration may be paid to a Person other than the Person in whose name the Certificate or Uncertificated Shares is registered, if, in the case of a Certificate, such Certificate is presented to the Paying Agent, and in each case the transferor provides to Paying Agent and the DAP Right Rights Agent (i) all documents required to evidence and effect such transfer and (ii) evidence that any applicable stock transfer Taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate and all Uncertificated Shares (other than Certificates or Uncertificated Shares representing Dissenting Shares) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as contemplated by Section 2.1(c).

(d) No Further Ownership Rights in Company Common Stock. All Merger Consideration paid upon the surrender of Certificates and cancellation of Uncertificated Shares in accordance with the terms hereof shall be deemed to have been paid in satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates and Uncertificated Shares, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent or the DAP Right Rights Agent for any reason, they shall (subject to compliance with the exchange procedure of Section 2.2(b)) be cancelled and exchanged as provided in this Article II, subject to Section 2.2(e).

(e) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the holders of Certificates and Uncertificated Shares for one year after the Effective Time (including all interest and other income received by the Paying Agent in respect of all funds made available to it) shall be delivered to Parent (or the Surviving Corporation as directed by Parent), upon demand, and any holder of a Certificate or Uncertificated Shares (other than shares to be cancelled in accordance with Section 2.1(b) and Dissenting Shares) who has not previously complied with this Section 2.2 shall be entitled to receive only from Parent or the Surviving Corporation (subject to abandoned property, escheat and other similar laws) payment of its claim for Merger Consideration, without interest. Any amounts remaining unclaimed by holders of any such Certificates or Uncertificated Shares five years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Entity, will, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

(f) No Liability. To the extent permitted by applicable law, none of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any holder of shares of Company Common Stock for any amount required to be delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates or Uncertificated Shares shall not have been surrendered prior to the date on which the related Merger Consideration would escheat to or become the property of any Governmental Entity, any such Merger Consideration shall, to the extent permitted by applicable law, immediately prior to such time become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(g) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if reasonably required by Parent, the posting by such Person of a bond in such reasonable and customary amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent and the DAP Right Rights Agent shall pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented thereby pursuant to this Agreement.

2.3 Company Stock Plans.

(a) Except as otherwise agreed upon in writing between the holder and Parent, and subject to the last sentence of this Section 2.3(a), effective as of immediately prior to the Effective Time, each then-outstanding Company Stock Option shall automatically be canceled and converted into the right to receive from the Surviving Corporation (i) an amount of cash equal to the product of (A) the total number of shares of Company Common Stock then subject to such Company Stock Option, multiplied by (B) the excess, if any, of the Per Share Cash Consideration over the per share exercise price of such Company Stock Option and (ii) one DAP Right in respect of each share of Company Common Stock subject to such Company Stock Option. Parent shall cause the Surviving Corporation to pay the aggregate amount payable by the Surviving Corporation to the holders of such Company Stock Options pursuant to the preceding sentence, without any interest thereon and subject to all applicable withholding, no later than the later of (A) five (5) Business Days after the Merger Closing Date and (B) the date of the Company’s first regularly scheduled payroll after the Merger Closing Date, provided that in the case of the DAP Right, such portion of the Merger Consideration shall only be payable if and to the extent provided in the DAP Rights Agreement. In the event that the per share exercise price of any Company Stock Option is equal to or greater than the Per Share Cash Consideration, such Company Stock Option shall be canceled, without any consideration being payable in respect thereof, and have no further force or effect.

(b) Except as otherwise agreed upon in writing between the holder and Parent, effective as of immediately prior to the Effective Time, each Company DSU that is then-outstanding shall automatically be canceled and converted into the right to receive from the Surviving Corporation (i) an amount of cash equal to the product of (A) the total number of shares of Company Common Stock subject to such underlying such Company DSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon) multiplied by (B) the Per Share Cash Consideration and (ii) one DAP Right in respect of each share of Company Common Stock subject to such Company DSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon). Parent shall cause the Surviving Corporation to pay the Merger Consideration applicable to such Company DSU pursuant to the preceding sentence, without any interest thereon and subject to all applicable withholding, no later than the later of (x) five (5) Business Days after the Merger Closing Date and (y) the date of the Company’s first regularly scheduled payroll after the Merger Closing Date; provided that, notwithstanding the foregoing, any such amounts in respect of a Company DSU shall not be paid earlier than the earliest time permitted under Section 409A of the Code; provided, further, that in the case of the DAP Right, such portion of the Merger Consideration shall only be payable if and to the extent provided in the DAP Rights Agreement.

(c) Except as otherwise agreed upon in writing between the holder and Parent, effective as of immediately prior to the Effective Time:

(i) each Company RSU that is then-outstanding and will be vested, by its terms, on or before the Merger Closing Date (including as a result of the Merger Closing of the Merger), but not yet settled shall automatically be canceled and converted into the right to receive from the Surviving Corporation (A) an amount of cash equal to the product of (1) the total number of shares of Company Common Stock then subject to such vested Company RSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon), multiplied by (2) the Per Share Cash Consideration and (B) one DAP Right in respect of each share of Company Common Stock subject to such vested Company RSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon). Parent shall cause the Surviving Corporation to pay the Merger Consideration applicable to such Company RSU pursuant to the preceding sentence, without any interest thereon and subject to all applicable withholding, no later than the later of (x) five (5) Business Days after the Merger Closing Date and (y) the date of the Company’s first regularly scheduled payroll after the Merger Closing Date; provided that in the case of the DAP Right, such portion of the Merger Consideration shall only be payable if and to the extent provided in the DAP Rights Agreement; and

(ii) each Company RSU that is then-outstanding and will not be vested, by its terms, on or before the Merger Closing Date shall automatically be canceled and converted into the contingent right to receive from the Surviving Corporation (A) an amount of cash equal to the product of (1) the total number of shares of Company Common Stock subject to such unvested Company RSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon), multiplied by (2) the Per Share Cash Consideration and (B) one DAP Right in respect of each share of Company Common Stock subject to such unvested Company RSU (including any shares of Company Common Stock subject to dividend equivalent units credited thereon); provided that such cash payment and any amounts payable with respect to such DAP Right shall not be payable at the Effective Time but shall instead be subject to the holder of such Company RSU being in continuous service to the Surviving Corporation as an employee or consultant until the date on which the original vesting conditions applicable to the underlying Company RSU, including, and taking into account, any accelerated vesting provisions set forth therein, are satisfied (such date, the “RSU Vesting Date”). The applicable Parent Entity shall pay the Merger Consideration applicable to such Company RSU to the holder of such Company RSU, without any interest thereon and subject to all applicable withholding, no later than the later of (x) five (5) Business Days after the RSU Vesting Date and (y) the date of the Company’s first regularly scheduled payroll after the RSU Vesting Date; provided that, in the case of the DAP Right, such portion of the Merger Consideration shall only be payable if and to the extent provided in the DAP Rights Agreement.

(d) Except as otherwise agreed upon in writing between the holder and Parent, effective as of immediately prior to the Effective Time:

(i) each Company Performance Share Award that is then-outstanding and unvested and that is held by a former employee of the Company (as determined immediately prior to the Effective Time) shall automatically be canceled and converted into the right to receive from the Surviving Corporation (A) an amount of cash equal to the product of (1) the target number of shares of Company Common Stock subject to such Company Performance Share Award (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), as pro-rated in accordance with the terms of the applicable Company Performance Share Award Agreement (but only to the extent that the number of shares of Company Common Stock subject to such Company Performance Share Award was not previously pro-rated in connection with the holder’s qualifying termination of employment), multiplied by (2) the Per Share Cash Consideration and (B) one DAP Right in respect of each share of Company Common Stock subject to such Company Performance Share Award (calculated based on the target number of shares of Company Common Stock subject to such Company Performance Share Award and including any shares of Company Common Stock underlying dividend equivalent units credited thereon, as pro-rated in accordance with the preceding clause (A)). Parent shall cause the Surviving Corporation to pay the Merger Consideration applicable to such Company Performance Share Award pursuant to the preceding sentence, without any interest thereon and subject to all applicable withholding, upon the later of (x) five (5) Business Days after the Merger Closing Date and (y) the date of the Company’s first regularly scheduled payroll after the Merger Closing Date; provided that in the case of the DAP Right, such portion of the Merger Consideration shall only be payable if and to the extent provided in the DAP Rights Agreement; and

(ii) each Company Performance Share Award that is then-outstanding and unvested and that is held by a person who is an employee of the Company (as determined immediately prior to the Effective Time) shall automatically be canceled and converted into the contingent right to receive from the Surviving Corporation (A) an amount of cash equal to the product of (1) the target number of shares of Company Common Stock subject to such Company Performance Share Award (including any shares of Company Common Stock underlying dividend equivalent units credited thereon), multiplied by (2) the Per Share Cash Consideration and (B) one DAP Right in respect of each share of Company Common Stock subject to such Company Performance Share Award (calculated based on the target numbers of shares of Company Common Stock subject to such Company Performance Share Award and including any shares of Company Common Stock underlying dividend equivalent units credited thereon); provided that such cash payment and any amounts payable with respect to such DAP Right shall not be payable at the Effective Time but shall instead be subject to the holder of such Company Performance Share Award being in continuous service to the Surviving Corporation as an employee or consultant until the date on which the original time-based vesting conditions applicable to the underlying Company Performance Share Award, including, and taking into account, any accelerated vesting provisions set forth therein (taking into account any proration provisions on a qualifying termination), are satisfied (such date, the “Performance Share Vesting Date”). The applicable Parent Entity shall pay the Merger Consideration applicable to such Company Performance Share Award to the holder of such Company Performance Share Award, without interest thereon and subject to all applicable withholding, no later than the later of (x) five (5) Business Days after the Performance Share Vesting Date and (y) the date of the Company’s first regularly scheduled payroll after the Performance Share Vesting Date; provided that, in the case of the DAP Right, such portion of the Merger Consideration shall only be payable if and to the extent provided in the DAP Rights Agreement.

(e) The applicable Parent Entities shall maintain at all times from and after the Effective Time sufficient liquid funds to satisfy their respective obligations pursuant to Section 2.3(a), Section 2.3(b), Section 2.3(c) and Section 2.3(d). The DAP Rights subject to the awards as described in this Section 2.3 shall be paid in accordance with, and to the extent provided in, Section 2.4(a)(vi)(B) of the DAP Rights Agreement.

(f) Prior to the Effective Time, (i) the Company shall provide notice to each Person who is a holder of Company Stock Options, Company DSUs, Company RSUs or Company Performance Share Awards describing the treatment of and payment for such equity awards pursuant to this Section 2.3, and (ii) the Company Board shall take all such actions as are required to provide for the treatment of such equity awards pursuant to this Section 2.3 and the termination of the Company Stock Plans conditioned upon, and effective immediately after, the Effective Time.

(g) Parent and the Company may agree to treat equity compensation held by Company employees subject to non-U.S. law in a manner other than that contemplated above in this Section 2.3 to the extent necessary or advisable to take into account applicable non-U.S. law or Tax or employment considerations.

(h) The only offering period in effect as of the date of this Agreement ends on December 31, 2025. Any outstanding options granted under the Company ESPP with respect to such offering period shall be exercised no later than immediately prior to the Effective Time. As soon as practicable following the date of this Agreement, the Company Board shall take all such actions as are required to provide that, (i) no new offering period will commence, nor will the existing offering period be extended, following the date of this Agreement; (ii) no new individuals will be permitted to enroll in the Company ESPP following the date of this Agreement; (iii) with respect to the offering period in effect as of the date of this Agreement, no existing participant will be permitted to increase his or her rate of deductions and purchases following the date of this Agreement; and (iv) no shares of Company Common Stock will be issued under the Company ESPP except with respect to the offering period in effect as of the date of this Agreement, as set forth above. In any event, the Company Board shall terminate the Company ESPP prior to the Effective Time.

2.4 Dissenting Shares.

(a) Notwithstanding anything to the contrary contained in this Agreement, if required by DGCL, Dissenting Shares shall not be converted into or represent the right to receive the Merger Consideration in accordance with Section 2.1, but shall be entitled only to such rights as are granted by Section 262 of the DGCL to a holder of Dissenting Shares.

(b) If any Dissenting Shares shall lose their status as such (through failure to perfect, waiver, effective withdrawal or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.1, without interest, and shall not thereafter be deemed to be Dissenting Shares.

(c) The Company shall give Parent: (i) prompt notice of any written demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice, withdrawal or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand; and (ii) the right to participate in all negotiations and proceedings with respect to any such demand, notice, withdrawal or instrument. The Company shall not settle or pay or make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument or agree to do any of the foregoing unless Parent shall have given its written consent to such settlement, payment or payment or settlement offer.

2.5 Withholding Rights. Each of Parent, Merger Sub, the Company, the Surviving Corporation and the Paying Agent (or their respective Affiliates or agents) shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement or the DAP Rights Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other applicable state, local or foreign Tax law. To the extent such amounts are so deducted and withheld and remitted by Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent (or their respective Affiliates or agents), as the case may be, to the applicable Governmental Entity, such deducted and withheld amounts shall be treated for all purposes of this Agreement and the DAP Rights Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub that the statements contained in this Article III are true and correct, except (a) as disclosed in the Company SEC Reports filed with or furnished to the SEC since September 1, 2022 and prior to the date of this Agreement (excluding, in each case, disclosures set forth under the headings “Risk Factors” or “Forward-Looking Statements” of such filings and any similar disclosures that are cautionary, predictive or forward-looking in nature) to the extent that it is reasonably apparent solely from a reading of the text of such reports that such disclosure is applicable to any section or subsection of this Article III; provided that nothing in the Company SEC Reports shall be deemed to modify or qualify the representations and warranties set forth in Section 3.2 (Capitalization), Section 3.4(a) (Authority) and the first sentence of Section 3.7 (Absence of Company Material Adverse Effect) or (b) as set forth herein or in the Company Disclosure Letter, subject to Section 10.13.

3.1 Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification legally required, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had and would not be reasonably likely to have a Company Material Adverse Effect. The Company has publicly filed correct and complete copies of the Company’s Certificate of Incorporation and the Bylaws (and all amendments thereto) as in effect on the date of this Agreement.

3.2 Capitalization.

(a) The authorized capital stock of the Company as of the date of this Agreement consists of 3,200,000,000 shares of Company Common Stock and 32,000,000 shares of preferred stock, par value $0.01 per share (the

“Company Preferred Stock”). The Company Common Stock and the Company Preferred Stock are entitled to the rights and privileges set forth in the Certificate of Incorporation. As of the Capitalization Date, (i) 864,735,213 shares of Company Common Stock were issued and outstanding (not including shares held in treasury), (ii) 307,778,405 shares of Company Common Stock were held in treasury, (iii) an aggregate of 21,702,171 shares of Company Common Stock were reserved and available for purchase under the Company ESPP (including shares that may be subject to outstanding options under the Company ESPP), and (iv) no shares of Company Preferred Stock were issued or outstanding. Between the Capitalization Date and the execution of this Agreement, no shares of Company Common Stock have been issued except pursuant to the terms of Company Stock Options, Company DSUs, Company RSUs or Company Performance Share Awards outstanding as of the Capitalization Date to the extent required or permitted under the terms thereof as in effect on the Capitalization Date.

(b) Section 3.2(b) of the Company Disclosure Letter sets forth a complete and accurate list, as of the Capitalization Date, of (i) the aggregate number of shares of Company Common Stock subject to outstanding Company Stock Options and, for each Company Stock Option, the name of the holder, the grant date, the expiration date, the vesting schedule, the exercise price per share, and the number of shares of Company Common Stock subject thereto, (ii) the aggregate number of shares of Company Common Stock subject to outstanding Company DSUs and, for each Company DSU, the name of the holder, the grant date, the vesting schedule and the number of shares of Company Common Stock subject thereto, (iii) the aggregate number of shares of Company Common Stock reserved for future issuance under the Company Stock Plans, (iv) the aggregate number of shares of Company Common Stock that are subject to Company RSUs and, for each Company RSU, the name of the holder, the grant date, the vesting schedule, and the number of shares of Company Common Stock subject thereto, and (v) the aggregate number of shares of Company Common Stock that are subject to Company Performance Share Awards (assuming applicable performance criteria were deemed satisfied at target performance) and, for each Company Performance Share Award, the name of the holder, the grant date, the performance period, and the target number of shares of Company Common Stock subject thereto. The Company has made available to Parent complete and accurate copies of all (A) Company Stock Plans, (B) forms of agreements evidencing Company Stock Options, Company DSUs, Company RSUs and Company Performance Share Awards and (C) forms of agreements evidencing any other equity or equity-linked award or compensation arrangement.

(c) Except as set forth in this Section 3.2 and Section 3.2(b) of the Company Disclosure Letter and for changes since the Capitalization Date resulting from the exercise or settlement of Company Stock Options, Company DSUs, Company RSUs or Company Performance Share Awards outstanding on such date to the extent required or permitted under the terms thereof as in effect on the Capitalization Date, (i) there are no equity securities of any class of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance, outstanding or authorized and (ii) there are no options, warrants, equity securities, calls, rights, subscriptions, arrangements, understandings or agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right or agreement or make payments based on the value of any shares of Company Common Stock or other equity securities or equity interests of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has (A) any outstanding stock appreciation rights, phantom stock or similar rights or obligations or (B) outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote or other equity securities of the Company) with the stockholders of the Company on any matter. Other than the Company Shareholders Agreement, neither the Company nor any of its Subsidiaries is a party to or is bound by any agreement with respect to the voting (including trusts or proxies) or sale or transfer of any shares of capital stock or other equity interests of the Company. Except as described in Section 3.2(c) of the Company Disclosure Letter or pursuant to the Company

Shareholders Agreement, and except to the extent arising pursuant to applicable state takeover or similar laws, there are no registration rights, and there is no rights agreement, “poison pill” anti-takeover plan or other similar agreement to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company or any of its Subsidiaries.

(d) All outstanding shares of Company Common Stock are, and all shares of Company Common Stock subject to issuance as specified in Section 3.2(b) of the Company Disclosure Letter, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Certificate of Incorporation or the Bylaws or any agreement to which the Company is a party or is otherwise bound.

(e) There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire, or to register any shares of Company Common Stock or the capital stock of the Company or any of its non-wholly owned Subsidiaries.

(f) As of the Capitalization Date, except for indebtedness (other than (i) as set forth on Section 3.2(f) of the Company Disclosure Letter or (ii) indebtedness owed by the Company to any directly or indirectly wholly owned Subsidiary thereof or by any directly or indirectly wholly owned Subsidiary of the Company to the Company or another directly or indirectly wholly owned Subsidiary of the Company) in an aggregate amount of less than $30,000,000, there is no outstanding indebtedness for borrowed money of the Company and its Subsidiaries other than indebtedness reflected on the Company Balance Sheet.

3.3 Subsidiaries.

(a) Section 3.3 of the Company Disclosure Letter sets forth, as of the date of this Agreement, for each Subsidiary of the Company: (i) its name; (ii) its jurisdiction of organization; and (iii) in the case of a Subsidiary of the Company that is not wholly owned, the number and type of its outstanding equity securities and a list of the holders thereof. All of the issued and outstanding shares of capital stock of, or other equity securities in, each Subsidiary of the Company (x) have been duly authorized and validly issued and are fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right and (y) except as set forth in Section 3.3 of the Company Disclosure Letter, are owned, directly or indirectly, by the Company free and clear of all Liens.

(b) Each Subsidiary of the Company is an entity duly organized, validly existing and in good standing (to the extent such concepts are applicable) under the laws of the jurisdiction of its incorporation, has all requisite corporate (or similar, in the case of a non-corporate entity) power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation (to the extent such concepts are applicable) in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had and would not be reasonably likely to have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificate of incorporation and bylaws (or comparable organizational documents) of each material Subsidiary of the Company (and all amendments thereto) as currently in effect.

(c) Except as set forth in Section 3.3(c) of the Company Disclosure Letter, the Company does not own or control, directly or indirectly, any material amount of capital stock of any Person that is not a Subsidiary of the Company.

3.4 Authority; No Conflict; Required Filings and Consents.

(a) The Company has all requisite corporate power and authority to enter into this Agreement and the Voting Agreement, perform its obligations hereunder and thereunder and, assuming the accuracy of the representations and warranties of the Parent Entities in Section 4.8 and receipt of the Company Stockholder Approval, consummate the Merger and the other transactions contemplated hereby. The Company Board, at a meeting duly called and held, duly adopted resolutions (i) determining and declaring that it is in the best interests of the Company and the Company’s stockholders (including the Unaffiliated Company Stockholders) that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth herein, (ii) adopting, approving and declaring the advisability of this Agreement, the Merger and the other Transactions, (iii) declaring that the terms of the Merger are fair to the Company and the Company’s stockholders (including the Unaffiliated Company Stockholders) and (iv) directing that this Agreement be submitted to the Company’s stockholders at the Company Stockholders Meeting for their adoption and recommending that the stockholders of the Company adopt this Agreement. Assuming the accuracy of the representations and warranties of the Parent Entities in Section 4.8 and receipt of the Company Stockholder Approval, the execution and delivery of this Agreement and the consummation of the Transactions by the Company have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the Parent Entities, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).

(b) The execution and delivery of this Agreement and the Voting Agreement by the Company do not, and (assuming the accuracy of the representations and warranties of the Parent Entities in Section 4.8 and receipt of the Company Stockholder Approval) the consummation by the Company of the Transactions shall not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or the Bylaws (or comparable organizational documents of any Subsidiary of the Company), (ii) conflict with, or result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, or result (or, with or without notice or lapse of time or both, would result) in the creation or imposition of any Lien on any asset, property or right of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any Company Material Contract, or (iii) subject to compliance with the requirements specified in clauses (i) through (v) of Section 3.4(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their respective properties, rights or assets, except in the case of clauses (ii) and (iii) of this Section 3.4(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(c) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity or any stock market or stock exchange on which shares of Company Common Stock are listed for trading is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement, the Voting Agreement or the DAP Rights Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder or thereunder, or the consummation by the Company of the Transactions, except for (i) the pre-merger notification requirements under the HSR Act and any requirements under other applicable Antitrust Laws or Foreign Investment Laws, (ii) approval under the FSR, (iii) the pre-merger notification or approval requirements under Healthcare Notification Laws as set forth in Section 3.4(c) of the Company Disclosure Letter, (iv) the filing of the Certificate of Merger with the Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (v) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (vi) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws and the rules and regulations of the Nasdaq Stock Market, (vii) the filings, approvals, clearances, expirations of waiting periods or issuance of new authorizations, permits, licenses or franchises set forth in Section 7.1(b)(ii) of the Company Disclosure Letter, and (viii) such other consents, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings, which, if not obtained or made, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect.

(d) There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

3.5 SEC Filings; Financial Statements; Information Provided.

(a) The Company has filed or furnished all registration statements, forms, reports and other documents required to be filed or furnished by the Company with the SEC since September 1, 2022. All such registration statements, forms, reports and other documents, as such documents have been amended or supplemented since the time of their filing (including exhibits and all other information incorporated therein and those registration statements, forms, reports and other documents that the Company may file after the date hereof until the Initial Closing) are referred to herein as the “Company SEC Reports.” As of their respective dates or, if amended prior to the date hereof, as of the date of the last such amendment, the Company SEC Reports (i) were or will be filed on a timely basis, (ii) at the time filed or furnished, complied, or will comply when filed or furnished, as to form in all material respects with the requirements of the Securities Act and the Exchange Act applicable to such Company SEC Reports and (iii) did not or will not at the time they were or are filed or furnished contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading in any material respect. The Company has not, as of the date hereof, received any written comments from the SEC with respect to any of the Company SEC Reports which remain unresolved.

(b) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Company SEC Reports at the time filed (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented or will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of its operations and cash flows, as the case may be, for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments that are not material in the aggregate. Each of the consolidated financial statements (including, in each case, any related notes and schedules) included in the Required Financial Information or the U.S. Retail Financial Information provided to the Parent or Merger Sub (i) were or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (ii) fairly presented or will fairly present in all material respects the consolidated financial position of the international business segment or the U.S. retail business segment, as applicable, and applicable Subsidiaries as of the dates indicated and the consolidated results of its operations and cash flows, as the case may be, for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments that are not material in the aggregate.

(c) Subject to the following sentence, (i) the Proxy Statement and the Schedule 13e-3, on the date the Proxy Statement and the Schedule 13e-3 are first mailed to holders of shares of Company Common Stock, at the time of any amendment or supplement thereto and at the time of the Company Stockholders Meeting, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they shall be made, not misleading and (ii) the Proxy Statement and the Schedule 13e-3 will comply as to form in all material respects with the requirements of the Exchange Act applicable to the Proxy Statement and the Schedule 13e-3, as applicable. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements included or incorporated by reference in the Proxy Statement or the Schedule 13e-3 based on any information supplied by or on behalf of any Parent Entity expressly for inclusion or incorporation by reference therein.

(d) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC was accompanied by any certifications required to be filed or submitted by the Company’s principal executive officer and principal financial officer pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, any such certification complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act. As of the date hereof, neither the Company nor any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(e) The Company has established and maintains disclosure controls, procedures and internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act) required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to provide reasonable assurance that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act, and (iii) the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes is in accordance in all material respects with GAAP. The Company’s principal executive officer and its principal financial officer have disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (and made available to Parent a summary of the significant aspects of such disclosure, if any) (A) all known significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is in compliance in all material respects with the applicable listing and other rules and regulations of the Nasdaq Stock Market.

3.6 No Undisclosed Liabilities. Except as disclosed in the Company Balance Sheet and except for liabilities incurred in the Ordinary Course of Business since the date of the Company Balance Sheet (and, solely for the purposes of this Section 3.6, liability for breach of a Company Material Contract, tort, infringement, misappropriation or dilution shall not be deemed Ordinary Course of Business), the Company and its Subsidiaries do not have any liabilities of any nature that, individually or in the aggregate, have had or would be reasonably likely to have a Company Material Adverse Effect. The Company is not subject to any “Off-Balance Sheet Arrangement” (as defined in Item 303(a) of Regulation S-K under the Securities Act) that have not been so described in the Company SEC Reports.

3.7 Absence of Certain Changes or Events. Since the date of the Company Balance Sheet until the date of this Agreement, there has not been any effect, change, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect.

From the date of the Company Balance Sheet until the date of this Agreement, except as expressly contemplated hereby, (a) the business of the Company and its Subsidiaries, taken as a whole, has been conducted in the Ordinary Course of Business and (b) none of the Company or any of its Subsidiaries has taken any action that would have required the consent of Parent under Section 5.1 of this Agreement (other than paragraphs (g), (h), (j), (k) and (o) of Section 5.1 and paragraph (r) of Section 5.1 as it relates to paragraphs (g), (h), (j), (k) and (o) of Section 5.1) had such action or event occurred after the date of this Agreement.

3.8 Taxes.

(a) The Company and each of its Subsidiaries has filed (or there has been filed on its behalf) all material Tax Returns that it was required to file with any Governmental Entity, and all such Tax Returns were correct and complete in all material respects. The Company and each of its Subsidiaries has paid (or caused to be paid) on a timely basis all material Taxes due and owing to any Governmental Entity by the Company and/or its Subsidiaries, other than Taxes that are being contested in good faith through appropriate proceedings and for which the most recent financial statements contained in the Company SEC Reports reflect an adequate reserve in accordance with GAAP.

(b) No examination or audit of any material Tax Return of the Company or any of its Subsidiaries by any Governmental Entity is currently in progress, pending or has been proposed in writing. There are no material Liens for Taxes on any of the assets or properties of the Company or any of its Subsidiaries other than Liens (i) not yet delinquent or (ii) the validity of which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

(c) Neither the Company nor any of its Subsidiaries (i) has any material liability for any Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of Tax law in any jurisdiction) or as a transferee or successor under applicable Tax law, or (ii) is a party to or is bound by any material Tax sharing, Tax allocation or Tax indemnification agreement or other similar agreement (other than any such agreement that is solely among the Company and its Subsidiaries or pursuant to commercial agreements or arrangements entered into in the Ordinary Course of Business that are not primarily related to Taxes).

(d) Neither the Company nor any of its Subsidiaries has entered into any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).

(e) In the three (3) years prior to the date hereof, neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” within the meaning of Section 355(a)(1)(A) of the Code in connection with a distribution of stock that was purported or intended to be governed by Section 355 of the Code.

(f) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) Each Subsidiary of the Company listed on Schedule 3.8(g) is classified as a partnership for U.S. federal income tax purposes and each such Subsidiary (except any Subsidiary of Village Practice Management Company, LLC) has at all times since its formation been classified as a partnership for U.S. federal income tax purposes.

(h) With respect to the entities listed in Schedule 3.8(h)(i), each entity that is or has been a member of the U.S. consolidated tax group of which the Company is the common parent is listed in Schedule 3.8(h)(ii), and Schedule 3.8(h)(ii) accurately lists the first taxable year each such entity became a member of such group.

3.9 Real Property.

(a) Section 3.9(a) of the Company Disclosure Letter sets forth a list as of the date of this Agreement that is complete and accurate in all material respects of all Leased Real Property. Except as set forth in Section 3.9(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has subleased such Leased Real Property or any portion thereof in a manner that would interfere in any material respect with the Company’s current or anticipated use of such Leased Real Property in the Ordinary Course of Business.

(b) Section 3.9(b) of the Company Disclosure Letter sets forth a list as of the date of this Agreement that is complete and accurate in all material respects of all Owned Real Property. With respect to each Owned Real Property, except for matters that, individually or in the aggregate, are not reasonably likely to be material to the Company and its Subsidiaries, taken as a whole, the Company or the identified Subsidiary has good and clear record and marketable title to such Owned Real Property, free and clear of any Liens, except for recorded easements, covenants and other restrictions of record which do not materially impair the current uses or occupancy of such Owned Real Property, and with respect to each Owned Real Property located in the United States, insurable by a recognized national title insurance company at standard rates. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any agreement obligating the Company or any Subsidiary to purchase any material real property or material interest therein.

3.10 Intellectual Property; Data Privacy.

(a) The Company and its Subsidiaries own, license, sublicense or otherwise possess legally enforceable rights to use all Intellectual Property used or held for use by the Company and its Subsidiaries in, or otherwise necessary for, the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, the absence of which, individually or in the aggregate, is reasonably likely to have a Company Material Adverse Effect.

(b) Schedule 3.10(b) of the Company Disclosure Letter sets forth a complete list of all Company Intellectual Property that is subject to an application or registration with the United States Patent and Trademark Office, the United States Copyright Office or a foreign equivalent thereof. To the Company’s Knowledge, all material issued patents and material registrations for trademarks, service marks and copyrights included in the Company Intellectual Property are subsisting and have not expired or been cancelled.

(c) The conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, does not infringe, violate, dilute or constitute a misappropriation of any Intellectual Property of any third party in a manner that has or would reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole. Between September 1, 2022 and the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written claim or notice from any Person (i) alleging any infringement, violation or misappropriation of any Intellectual Property of any third Person in a manner that has or would reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole or (ii) advising that such Person is challenging or threatening to challenge the ownership, use, validity or enforceability of any Company Intellectual Property in a manner that has or would reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole.

(d) Except for matters that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have (i) implemented commercially reasonable measures to maintain the confidentiality of the Company Intellectual Property of a nature that the Company intends to keep confidential and (ii) entered into binding, written agreements with any and all current and former employees and contractors of the Company and its Subsidiaries who have participated in the development of any Intellectual Property for or on behalf of the Company or any of its Subsidiaries, whereby such employees and contractors presently assign to the Company or its applicable Subsidiary any and all ownership interest and right they may have in all such Intellectual Property, or such ownership interests in such Intellectual Property has automatically vested in the Company or its Subsidiaries by operation of law.

(e) To the Company’s Knowledge, no third party is infringing, violating, diluting or misappropriating any of the Company Intellectual Property in a manner that has or would reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole.

(f) The Company and its Subsidiaries are in compliance and, since September 1, 2022, have complied with all Privacy Obligations, except for any failures to comply that, individually or in the aggregate, would not reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole. From September 1, 2022 through the date of this Agreement, the Company has not received any written notice asserting any violation by the Company or any of its Subsidiaries of any such Privacy Obligations, except for any such violations that, individually or in the aggregate, would not reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole.

(g) The Company and its Subsidiaries have performed an assessment of the potential risks and vulnerabilities to the confidentiality, integrity and availability of Personal Information held by or on behalf of the Company or its Subsidiaries and has remediated all material deficiencies identified in any such assessments conducted to date, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(h) Since September 1, 2022, no breach of unsecured protected health information (as those terms are defined in HIPAA) maintained by or on behalf of the Company or any of its Subsidiaries has occurred, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(i) Except for matters that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) the computer systems, including software and hardware, used by the Company and its Subsidiaries in the conduct of the business of the Company and its Subsidiaries (the “Company Systems”), taken as a whole, as currently conducted, are sufficient for the immediate needs of the business as it is currently conducted and (ii) the Company and its Subsidiaries maintain commercially reasonable security, disaster recovery and business continuity plans and procedures. Since September 1, 2022, except for matters that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, there has been no breach, or unauthorized or improper access to, or exfiltration, destruction, alteration, loss, theft, interruption, modification, corruption or disclosure of any Company Systems or Personal Information.

3.11 Contracts.

(a) The Company has made available to Parent a true, complete and correct copy of, and Section 3.11 of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of, each Company Material Contract to which the Company or any of its Subsidiaries is a party as of the date of this Agreement or by which any of them or any of their respective properties or assets are bound.

(b) Each Company Material Contract is in full force and effect except to the extent it has previously expired in accordance with its terms or where the failure to be in full force and effect, individually or in the aggregate, has not had and would not be reasonably likely to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any other party to any Company Material Contract is in violation of or in default under (nor does there exist any condition which, upon the passage of time or the giving of notice or both, would cause such a violation of or default under) or has failed to perform under any Company Material Contract, except for violations or defaults that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(c) Each Contract with a Significant Supplier, Payor or Customer is in full force and effect except to the extent it has previously expired in accordance with its terms. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any other party to any Contract with a Significant Supplier, Payor or Customer is in violation of or in default under (nor does there exist any condition which, upon the passage of time or the giving of notice or both, would cause such a violation of or default under) or has failed to perform under any Contract with a Significant Supplier, Payor or Customer.

(d) Since September 1, 2022, neither the Company nor any of its Subsidiaries has entered into any transaction that would be subject to disclosure pursuant to Item 404 of Regulation S-K that has not been disclosed in the Company SEC Reports.

3.12 Litigation. Since September 1, 2022 until the date of this Agreement, there has been no action, suit, proceeding, claim, arbitration or investigation pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets, in each case that, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect. Since September 1, 2022 until the date of this Agreement, there have been no judgments, orders or decrees outstanding against the Company or any of its Subsidiaries or any of their respective properties or assets that, individually or in the aggregate, have had or would be reasonably likely to have a Company Material Adverse Effect.

3.13 Environmental Matters.

(a) Except for matters that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect: (i) neither the Company nor any of its Subsidiaries is or, since September 1, 2022, has been, in violation of any Environmental Law or has received written notice of such violation, (ii) there has been no Release or disposal of, or exposure of any Person to, any Hazardous Substance at any real property currently or formerly owned, leased, or operated by the Company or any of its Subsidiaries that would reasonably be expected to result in any liability under any Environmental Law, and neither the Company nor any of its Subsidiaries has received written notice of any such liability; and (iii) the Company and its Subsidiaries have all permits, licenses and other authorizations required under any Environmental Law and the Company and its Subsidiaries are and have been since September 1, 2022 in compliance with such permits, licenses and other authorizations.

(b) Consummation of the Transactions requires no filings or notifications to be made, consents or approvals to be obtained, or actions to be taken pursuant to the Connecticut Property Transfer Law (Sections 22a-134 through 22a-134e of the Connecticut General Statutes) or the New Jersey Industrial Site Recovery Act (N.J.A.C. 7:26B).

(c) The only representations and warranties of the Company in this Agreement as to any environmental matters or any other obligation or liability with respect to Hazardous Substances or materials of environmental concern are those contained in this Section 3.13 and Sections 3.4, 3.5, 3.6, 3.7 and 3.12. Without limiting the generality of the foregoing, the representations and warranties contained in Section 3.15 or Section 3.16 do not relate to environmental matters.

3.14 Employee Benefit Plans.

(a) Section 3.14(a) of the Company Disclosure Letter sets forth a complete and accurate list, as of the date of this Agreement, of all material Company Employee Plans and specifies whether such plan is a US Plan or an International Plan.

(b) With respect to each material Company Employee Plan in effect on the date of this Agreement and, solely to the extent reasonably available, with respect to each non-material Company Employee Plan, the Company has made available to Parent a complete and accurate copy of (i) such Company Employee Plan and all amendments thereto, (ii) the most recently filed annual report (Form 5500) and accompanying schedules, if any, (iii) the most recent determination letter from the Internal Revenue Service, if applicable, (iv) each trust agreement, insurance contracts or other funding arrangements and amendments thereto, (v) the current summary plan description and summaries of material modifications, (vi) the most recently prepared actuarial reports and financial statements, (vii) all material documents and correspondence relating thereto received from or provided to the IRS, the Department of Labor, the PBGC or any other Governmental Entity during the past three years and (viii) if such plan is a non-U.S. Company Employee Plan, documents that are substantially comparable (taking into account differences in applicable law and practice) to the documents required to be provided in clauses (i) through (vii).

(c) Each Company Employee Plan has been established, maintained, funded and administered in accordance with ERISA, the Code and all other applicable laws and the regulations thereunder and in accordance with its terms, except for failures to so establish, maintain, fund, or administer such Company Employee Plan as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(d) With respect to the Company Employee Plans, there are no benefit obligations for which contributions have not been made or properly accrued to the extent required by GAAP, except for failures to make such contributions or accruals for contributions as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(e) All the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code have received favorable determination letters from the IRS, or are based on prototype or volume submitter documents that, to the Company’s Knowledge, have received or are entitled to rely upon opinion or advisory letters, and no such letter has been revoked and revocation has not been threatened, and, to the Company’s Knowledge, no act or omission has occurred, that would reasonably be expected to adversely affect its qualification. To the Company’s Knowledge, each trust created under any such Company Employee Plan is exempt from Tax under Section 501(a) of the Code.

(f) Except as set forth on Section 3.14(f) of the Company Disclosure Letter, none of the Company, any of its Subsidiaries or any of their ERISA Affiliate sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has in the past six years sponsored, maintained, administered or contributed to (or had any obligation to contribute to), or has or is reasonably expected to have any actual or contingent liability with respect to a Company Employee Plan that is subject to Section 412 of the Code or Title IV of ERISA or a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(g) Neither the Company nor any of its Subsidiaries is a party to any (i) agreement or arrangement with any current or former stockholder, director, independent contractor, employee or executive officer of the Company or any of its Subsidiaries the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company or any of its Subsidiaries of the nature of any of the Transactions; or (ii) agreement, plan or arrangement binding the Company or any of its Subsidiaries, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan or severance benefit plan, any of the compensation or benefits of which shall be triggered or increased, or the payment, funding or the vesting of the compensation or benefits of which shall be accelerated, by the occurrence of any of the Transactions (either alone or together with any other event) or the value of any of the compensation or benefits of which shall be calculated on the basis of any of the Transactions.

(h) Neither the execution and delivery of this Agreement nor the consummation of the Transactions would (either alone or in conjunction with any other event) (i) limit or restrict the right of the Company nor any of its Subsidiaries or, after the Merger Closing, Parent, to merge, amend or terminate any Company Employee Plan or (ii) give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 280G of the Code. Neither the Company nor any of its Subsidiaries has any material obligation to gross-up, reimburse or indemnify any individual with respect to any Taxes, or any obligation to gross-up, reimburse or indemnify any individual with respect to any Taxes imposed pursuant to Sections 409A or 4999 of the Code.

(i) None of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any Person, except as required by Section 4980B of the Code (or similar state law) and for which

(x) the covered individual pays the full cost of coverage or (y) where the liabilities of the Company and its Subsidiaries are not reasonably expected to be material.

(j) Except as has not had or would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect: there are no pending or, to the Company’s Knowledge, threatened actions, claims, proceedings, or suits (other than routine claims for benefits in accordance with the terms of the applicable Company Employee Plan) or audits or investigations by any Governmental Entity on behalf or, with respect to or against any of the Company Employee Plans, trusts related thereto, or fiduciaries acting with respect to any Company Employee Plan.

(k) Each Company Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been operated in material compliance with, and the Company and its Subsidiaries have complied in practice and operation in all material respects with, all applicable requirements of Section 409A of the Code.

3.15 Compliance With Laws.

(a) The Company and each of its Subsidiaries is and, since September 1, 2022 has been, in compliance with, and is not in violation of, any applicable statute, law, judgment, order, decree or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets, except for failures to comply or violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

(b) Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any of their respective directors, officers, employees or agents has since September 1, 2021 violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other anti-bribery or anti-corruption laws, except for violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

(c) The Company and its Subsidiaries are in compliance with all applicable export control laws, including those administered by the U.S. Department of Commerce and the U.S. Department of State, and applicable asset control laws, including those administered by the U.S. Department of the Treasury, except for failures to comply that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

(d) To the Company’s Knowledge, clause (iii)(C) and (iii)(D) of the Carveout Transaction Principles do not impose any material impediment to the Carveout Transactions.

3.16 Permits; Regulatory Matters.

(a) Since September 1, 2022, the Company and its Subsidiaries have all authorizations, permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted, except for such authorizations, permits, licenses and franchises the absence of which, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect (the “Company Permits”). The Company Permits are in full force and effect, except for any failures to be in full force and effect that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect. Since September 1, 2022 (to the extent applicable), the Company and each of its Subsidiaries have been in compliance with the terms of the Company Permits, except for such failures to comply that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(b) The Company does not design, fabricate, develop, test, produce, or manufacture any “critical technology,” as that term is defined in 31 CFR § 800.215, in the United States.

3.17 Labor Matters. The Company and its Subsidiaries have complied with all applicable laws relating to labor and employment since September 1, 2022, including those relating to wages, hours, collective bargaining, unemployment compensation, plant closures and layoffs, worker’s compensation, equal employment opportunity, discrimination and harassment, occupational safety and health, employee information privacy and security, immigration control and employee and independent contractor classification, except for such failures to comply that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is the subject of any proceeding before any Governmental Entity asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or seeking to compel it to bargain with any labor union or labor organization that, individually or in the aggregate, is reasonably likely to have a Company Material Adverse Effect. There are no material pending or, to the Company’s Knowledge, threatened labor strikes, organized labor disputes, walkouts, work stoppages, slow-downs or lockouts involving the Company or any of its Subsidiaries. Neither the Company nor its Subsidiaries are party to or bound by any Labor Agreement or bargaining relationship with any trade union, works council, or other labor organization with respect to employees. To the Company’s Knowledge, in the past three (3) years, there has been no material union organizing activity among employees of the Company or its Subsidiaries. The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions. Except as, individually or in the aggregate, would not have a Company Material Adverse Effect, since September 1, 2022, the Company and its Subsidiaries: (a) have paid all wages, salaries, wage premiums, commissions, bonuses, fees, and other compensation which have come due and payable to their current and former employees and independent contractors under applicable law, contract or policy; and (b) are not liable for any fines, taxes, interest, or other penalties for any failure to pay or delinquency in paying such compensation.

3.18 Opinion of Financial Advisors.

(a) Centerview Partners LLC, financial advisor of the Company, has delivered to the Company Board an opinion to the effect that, as of the date of such opinion, and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Merger Consideration to be paid to the holders of the Company Common Stock (other than holders of shares to be cancelled pursuant to Section 2.1(b), holders of Dissenting Shares or the Specified Holders) pursuant to this Agreement and the Dap Rights Agreement is fair, from a financial point of view, to such holders of the Company Common Stock. As promptly as practicable following the date hereof, a complete and executed copy of such opinion will be delivered to Parent for informational purposes only, and it is agreed and understood that such opinion is for the benefit of the Company and may not be relied upon by Parent or Merger Sub for any purpose.

(b) Morgan Stanley & Co. LLC, financial advisor of the Company, has delivered to the Company Board an opinion to the effect that, as of the date of such opinion, and based upon and subject to the qualifications, limitations and assumptions set forth therein, the Merger Consideration to be offered to the holders of the Company Common Stock (other than holders of shares to be cancelled pursuant to Section 2.1(b), holders of Dissenting Shares or the Specified Holders) pursuant to this Agreement is fair, from a financial point of view, to such holders of the Company Common Stock. As promptly as practicable following the date hereof, a complete and executed copy of such opinion will be delivered to Parent for informational purposes only, and it is agreed and understood that such opinion is for the benefit of the Company and may not be relied on by Parent or Merger Sub for any purpose.

3.19 Section 203 of the DGCL. Assuming the accuracy of the representations and warranties of the Parent Entities in Section 4.8, the Company Board has taken all actions necessary so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other Transactions.

3.20 Brokers. No agent, broker, finder, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of the Company or any of its Affiliates, to any broker’s, finder’s, investment banker’s, financial advisor’s or other similar fee or commission in connection with any of the Transactions, except as disclosed in Section 3.20 of the Company Disclosure Letter. Neither Centerview Partners LLC nor Morgan Stanley & Co. LLC is entitled to, nor has the Company or its Subsidiaries agreed to pay to Centerview Partners LLC or Morgan Stanley & Co. LLC, compensation, fees and/or expenses in connection with the Transactions in excess of the amount set forth in Section 3.20 of the Company Disclosure Letter.

3.21 Insurance. Except as has not had and would not be reasonably likely to, individually or in the aggregate, have a Company Material Adverse Effect, (a) all insurance policies of the Company and its Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof, (b) the Company and its Subsidiaries are not in default under any such insurance policy and (c) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals.

3.22 Significant Suppliers, Payors and Customers.

(a) Listed in Section 3.22(a) of the Company Disclosure Letter are the names of the ten (10) most significant non-pharmaceutical suppliers of goods and merchandise for resale (by dollar volume of purchases) of the Company (each, a “Significant GFR Supplier”) for the fiscal year ended August 31, 2024 and the approximate dollar amount purchased from each such supplier during such period.

(b) Listed in Section 3.22(b) of the Company Disclosure Letter are the names of the ten (10) most significant suppliers of goods and merchandise not intended for resale (by dollar volume of purchases) of the Company (each, a “Significant GNFR Supplier”) for the fiscal year ended August 31, 2024 and the approximate dollar amount purchased from each such supplier during such period.

(c) Listed in Section 3.22(c) of the Company Disclosure Letter are the names of the ten (10) most significant suppliers of pharmaceuticals (by dollar volume of purchases) of the Company, including (i) group purchasing organizations, (ii) wholesalers or distributors and (iii) drug manufacturers (each, a “Significant Pharmacy Supplier”) for the fiscal year ended August 31, 2024 and the approximate dollar amount purchased from each such supplier during such period.

(d) Listed in Section 3.22(d) of the Company Disclosure Letter are the names of the ten (10) most significant Company Payment Programs (by dollar volume of revenue) of the Company (each, a “Significant Pharmacy Company Payment Program”) for the “U.S. Pharmacy” division for the fiscal year ended August 31, 2024 and the approximate dollar amount received from each such payor during such period.

(e) Listed in Section 3.22(e) of the Company Disclosure Letter are the names of the ten (10) most significant Company Payment Programs (by dollar volume of revenue) of the Company (each, a “Significant US Healthcare Company Payment Program”) for the “VillageMD, CityMD, and Summit” division for the fiscal year ended August 31, 2024 and the approximate dollar amount received from each such payor during such period.

(f) Listed in Section 3.22(f) of the Company Disclosure Letter are the names of the ten (10) most significant customers (by dollar volume of revenue) of the Company’s “Shields” division (each, a “Significant Shields Customer”) for the fiscal year ended August 31, 2024 and the approximate dollar amount received from each such customer during such period.

(g) From September 1, 2023 through the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice or, to the Company’s Knowledge, oral notice from a Significant GFR Supplier, Significant GNFR Supplier, Significant Pharmacy Supplier, Significant Pharmacy Company

Payment Program, Significant US Healthcare Company Payment Program or Significant Shields Customer (collectively “Significant Supplier, Payor or Customers”) that such Significant Supplier, Payor or Customer has (i) ceased, or will cease, to supply or make available all or substantially all of the products, equipment, goods, services or reimbursements currently supplied to the Company or any of its Subsidiaries or (ii) has or will terminate or materially and adversely modify its relationship with the Company or its Subsidiaries by such Significant Supplier, Payor or Customer, as applicable, following the date hereof.

3.23 Healthcare Regulations.

(a) Since September 1, 2022, except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries is conducting and has conducted its business and operations in compliance with, and neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any of their respective officers, directors or Managers, has engaged in any activities that would constitute a violation of any Healthcare Laws.

(b) Since September 1, 2022, the Company and each of its Subsidiaries has complied with all applicable Healthcare Laws relating to the operation of its businesses, and are not subject to any sanction or other adverse action by any Governmental Entity with respect to such matters, except for such sanctions or other adverse actions that would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, since September 1, 2022, (i) neither the Company nor any of its Subsidiaries, has received any written notice, warning, citation, suspension, revocation or other communication from any Governmental Entity, including any subpoena or investigative demand, alleging noncompliance with any Healthcare Laws; (ii) neither the Company nor any of its Subsidiaries is in receipt or the subject or target of any civil, criminal or administrative subpoena, request for information, proceeding, action, suit, complaint, arbitration, demand, search warrant, notice, letter, hearing, investigation, audit, inquiry or other communication, of any nature, related to alleged or actual noncompliance with any Healthcare Laws threatened or pending against the Company or any of its Subsidiaries; (iii) there has not been any violation of any Healthcare Laws by the Company or any of its Subsidiaries in submissions, filings, notices or reports, or failure to make submissions, filings, notices or reports, to any Governmental Entity that would reasonably be expected to result in investigation, corrective action, self-reporting, or enforcement action; and (iv) neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective directors, officers or Managers (A) has been suspended, debarred, precluded or excluded from participation or otherwise deemed ineligible to participate in Medicare, Medicaid or any other Governmental Program or is subject to an action or investigation that is reasonably likely to result in such a suspension, debarment, preclusion, exclusion or ineligibility, nor is any such suspension, debarment, preclusion, exclusion or ineligibility threatened or pending, (B) has been convicted of or formally charged with or, to the Company’s Knowledge, investigated for any crime or violation or engaged in any conduct for which such Person would reasonably be expected to be precluded, excluded, suspended, or debarred from participating, or would be otherwise ineligible to participate, in any Governmental Program; (C) has been assessed a fine or penalty under any Healthcare Law, including a civil money penalty or criminal penalty under Section 1128A or 1128B of the Social Security Act, any regulations promulgated thereunder or any similar law; (D) has been convicted of any criminal offense relating to the delivery of any item or service under a Governmental Program relating to the unlawful manufacture, distribution, prescription, or dispensing of a prescription drug or a controlled substance; (E) has been listed on the General Services Administration Excluded Parties List System; (F) made a voluntary or self-disclosure to any Governmental Entity of any actual or potential violation of, or non-compliance with, any Healthcare Law; or (G) has been a party or otherwise subject to any judgment, settlement agreement, deferred prosecution agreement, consent decree, corrective action plan, corporate integrity agreement, or any comparable or similar instrument with or imposed by any Governmental Entity in connection with any actual or potential violation of, or non-compliance with, any Healthcare Law; and (v) to the Company’s Knowledge, no event has occurred and no condition, circumstances or facts exist that would reasonably be expected to result in any of the foregoing clauses (i) through (iv).

(d) The Company and each of its Subsidiaries meets, and since September 1, 2022 have met, all of the applicable requirements of participation, coverage, reimbursement and enrollment in all Company Payment Programs, and, where applicable, is a party to valid supplier or participation agreements related to such Company Payment Programs, except in each case as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. As of the date hereof, to the Company’s Knowledge, there is no pending or threatened investigation or civil or administrative proceeding relating to the participation by the Company or any of its Subsidiaries in any Company Payment Program, except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. Since September 1, 2022 through the date hereof, neither the Company nor any of its Subsidiaries has received any written notices of (i) any action threatened or pending by any Company Payment Program, to revoke, limit, suspend or terminate the participation for cause of the Company or any of its Subsidiaries in any Company Payment Program; (ii) material breach by the Company or any of its Subsidiaries of any term of participation in any Company Payment Program; (iii) the intention of any Company Payment Program to terminate, cancel, non-renew, or materially amend any Contract with such Company Payment Program; or (iv) the intention of any Significant Pharmacy Company Payment Program or Significant US Healthcare Company Payment Program to terminate, cancel, non-renew, or materially amend any Contract with such program, in each case of clauses (i) through (iv), except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. To the Company’s Knowledge, no event has occurred which, with the giving of notice, the passage of time, or both, would constitute grounds for termination or reduction in the participation of the Company or any of its Subsidiaries in any Company Payment Program, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No Company Payment Program has since September 1, 2022, recouped or requested or threatened recoupment from the Company or any of its Subsidiaries in excess of $10,000,000, except for any such requests that have been fulfilled by the Company or its relevant Subsidiaries to the satisfaction of the relevant Company Payment Program.

(e) The Company and each of its Subsidiaries has implemented and complied in all material respects with a corporate compliance program in compliance with Healthcare Laws, except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. There are no alleged breaches or violations of the corporate compliance program pending or otherwise under review by the Company and its Subsidiaries except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(f) As of the date hereof, the Company has not received, since September 1, 2022, any formal written notification directly from a Governmental Entity that the Company, any of its Subsidiaries, or to the Company’s Knowledge, any of their respective directors, officers or Managers, is (i) the subject or target of a criminal investigation related to Healthcare Laws; or (ii) indicted in any criminal proceeding related to Healthcare Laws, in each case except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF THE PARENT ENTITIES

Each Parent Entity, jointly and severally, represent and warrant to the Company that the statements contained in this Article IV are true and correct.

4.1 Organization, Standing and Power. Each Parent Entity is a corporation or limited liability company (as applicable) duly organized, validly existing and in good standing (to the extent such concepts are applicable) under the laws of the jurisdiction of its incorporation, has all requisite corporate or limited liability company (as applicable) power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification legally required, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that are not reasonably likely to have a Parent Material Adverse Effect. Parent has delivered or made available (or will deliver or make available, with respect to any Parent Entity becoming party to this Agreement after the date hereof, prior to such Parent Entity so becoming a party) to the Company complete and correct copies of the certificate or articles of incorporation and bylaws, or similar organizational documents as amended through the date of this Agreement, of each Parent Entity.

4.2 Authority; No Conflict; Required Filings and Consents.

(a) Each Parent Entity has all requisite corporate or limited liability (as applicable) power and authority to (i) execute and deliver this Agreement, the Reinvestment Agreement, the Voting Agreement and the DAP Rights Agreement, (ii) perform its obligations hereunder and thereunder, and (iii) subject to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub (which shall occur immediately after the execution and delivery of this Agreement), to consummate the Transactions contemplated hereby and thereby. The execution and delivery of, and the consummation of the Transactions contemplated by this Agreement by the Parent Entities have been duly authorized by all necessary corporate or limited liability company (as applicable) action on the part of each Parent Entity, subject to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub (which shall occur immediately after the execution and delivery of this Agreement). Each of this Agreement, the Reinvestment Agreement and the Voting Agreement have been, and as of the Initial Closing the DAP Rights Agreement will be, duly executed and delivered by each applicable Parent Entity and, assuming the due authorization, execution and delivery of this Agreement and the DAP Rights Agreement by the Company, as of the Effective Time constitutes (or will constitute, as applicable) the valid and binding obligation of each applicable Parent Entity, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) The execution and delivery of this Agreement by each Parent Entity do not, and the execution and delivery of the Voting Agreement, Reinvestment Agreement and DAP Rights Agreement by the applicable Parent Entities and the consummation by the Parent Entities of the Transactions shall not, (i) conflict with, or result in any violation or breach of, any provision of the certificate of incorporation, bylaws or other organizational documents of any Parent Entity, (ii) conflict with, or result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any lease, license, contract or other agreement, instrument or obligation to which any Parent Entity is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to compliance with the requirements specified in clauses (i), (ii), (iii), (iv) and (v) of Section 4.2(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to any Parent Entity or any of its or their respective properties or assets, except in the case of clauses (ii) and (iii) of this Section 4.2(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, are not reasonably likely to have a Parent Material Adverse Effect.

(c) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity or any stock market or stock exchange on which shares of common stock of any Parent Entity are listed for trading is required by or with respect to any Parent Entity in connection with the (i) execution and delivery of this Agreement, the Voting Agreement, the Reinvestment Agreement or the DAP

Rights Agreement by Parent or Merger Sub (as applicable), (ii) the performance by the Parent Entities of their respective covenants and other obligations hereunder or thereunder; or (iii) the consummation by the Parent Entities of the Transactions, except for (A) the pre-merger notification requirements under the HSR Act and any requirements under other applicable Antitrust Laws, Foreign Investment Laws or Healthcare Notification Laws, (B) the approval requirements under the FSR, (C) the filings, approvals, clearances, expirations of waiting periods or issuance of new authorizations, permits, licenses or franchises set forth in Section 7.1(b)(ii) of the Company Disclosure Letter, (D) the filing of the Certificate of Merger with the Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (E) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (F) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws and the rules and regulations of the Nasdaq Stock Market, and (G) such other consents, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings which, if not obtained or made, are not reasonably likely to have a Parent Material Adverse Effect.

(d) No vote of the holders of any class or series of any Parent Entity’s equity or other securities is necessary for the consummation by the Parent Entities of the Transactions. The vote or consent of Parent, as the sole shareholder of Merger Sub is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to approve this Agreement and the Merger.

4.3 Information Provided. The information supplied or to be supplied by or on behalf of the Parent Entities or their Affiliates for inclusion in the Proxy Statement and the Schedule 13e-3, on the date the Proxy Statement and the Schedule 13e-3 are first mailed to holders of shares of Company Common Stock, at the time of any amendment or supplement thereto and at the time of the Company Stockholders Meeting, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they shall be made, not misleading in any material respect.

4.4 Operations of Parent Entities. Each Parent Entity was formed solely for the purpose of engaging in the Transactions, and prior to the Effective Time has engaged in no other business activities and shall not have incurred liabilities or obligations other than as contemplated by the Financing Letters, the Limited Guarantees, the Voting Agreement, this Agreement, the Transactions or incidental to its formation and existence and has conducted its operations only as contemplated by this Agreement.

4.5 Financing. Parent has delivered to the Company true and complete copies, including all exhibits and schedules thereto, of (a) (i) the executed equity commitment letters, dated as of the date hereof (collectively, the “Equity Funding Letters” and each, an “Equity Funding Letter”), from Sycamore Partners III, L.P., a Cayman Islands exempted limited partnership (“SP III”), Sycamore Partners III-A, L.P., a Cayman Islands exempted limited partnership (“SP III-A”), and Sycamore Partners Wing Co-Invest, L.P., a Delaware limited partnership (collectively with SP III and SP III-A, the “Equity Financing Sources”), pursuant to which the Equity Financing Sources have agreed to fund the Parent Entities named therein, subject to the terms and conditions therein, in cash in the aggregate amounts set forth therein (the “Equity Financing”) and (ii) the executed Reinvestment Agreement (the transactions contemplated therein, “Reinvestment”), (b) the executed preferred equity commitment letters (together with the term sheet and any other annexes, exhibits, schedules and other attachments thereto), dated as of the date hereof (collectively, the “Preferred Equity Commitment Letters” and each, a “Preferred Equity Commitment Letter”) from the Preferred Equity Financing Sources, pursuant to which the Preferred Equity Financing Sources have agreed to provide, severally and not jointly, subject to the terms and conditions therein, the preferred equity financing in the amounts set forth therein (the “Preferred Equity Financing”) and (c) the Debt Commitment Letters (together with the Equity Funding Letters and the Preferred Equity Commitment Letters, collectively, the “Financing Letters” and each, a “Financing Letter”), from the Debt Financing Sources, pursuant to which the Debt Financing Sources have agreed to provide, severally and not jointly, subject to the terms and conditions therein, debt financing in the amounts set forth therein (such debt financing, being collectively referred to as the “Debt Financing” and, together with the Equity Financing and the Preferred Equity Financing, collectively referred to as the “Financing”) for purposes of financing the Transactions and the related fees and expenses to be incurred by the Parent Entities in connection therewith. As of the date of this Agreement, none of the Financing Letters have been amended, restated, replaced or modified, no such amendment, restatement, replacement or modification is contemplated, none of the respective obligations and commitments contained in such letters have been withdrawn, terminated, repudiated or rescinded in any respect and no such withdrawal, termination, repudiation or rescission is contemplated or threatened. The Parent Entities have fully paid any and all commitment fees or other fees in connection with the Financing Letters that are payable on or prior to the date hereof and will pay in full (or cause to be paid in full) any such amounts due on or prior to the Initial Closing Date or the Merger Closing Date, as applicable, as and when they become due.

Assuming the Financing is funded in accordance with the Financing Letters, the Reinvestment has been consummated in accordance with the terms of the Reinvestment Agreement, the accuracy in all material respects of the representations and warranties set forth in Sections 3.2, 3.5(b), 3.6 and 3.7(b) (as it relates to Section 5.1(a)) and performance in all material respects by the Company of its obligations under Sections 5.1(a) and 5.1(g), the net proceeds contemplated by the Financing Letters (after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of flex (including original issue discount and any other applicable flex) provided under the Debt Commitment Letters), together with the Reinvestment and the net cash proceeds, if any, received by the Company and its Subsidiaries from any sale of the equity interests referred to in Items 1 and 2 of Section 5.1(e) of the Company Disclosure Letter (the “Specified Sales”) solely to the extent received prior to the Effective Time, will in the aggregate be sufficient for the Shields Purchaser to pay the Required Initial Closing Amount and for Merger Sub and the Surviving Corporation to pay the Required Aggregate Amount (such proceeds contemplated by the Financing Letters, but, solely with respect to the Required Aggregate Amount, after giving effect to any net cash proceeds received by the Company and its Subsidiaries prior to the Effective Time from any Specified Sales, the “Required Financing Amount”). As of the date of this Agreement, the Financing Letters are (x) legal, valid and binding obligations of the Parent Entities party thereto and, to the knowledge of the Parent Entities, each of the other parties thereto, (y) enforceable in accordance with their respective terms against the Parent Entities party thereto and, to the knowledge of the Parent Entities, each of the other parties thereto, in each case except as such enforceability may be limited by the Bankruptcy and Equity Exception and (z) in full force and effect. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a (i) default or breach on the part of any Parent Entity or, to the knowledge of the Parent Entities, any other parties thereto of any term, or (ii) a failure of any condition precedent to the funding of the Financing to be satisfied by any Parent Entity, of any Financing Letter. As of the date of this Agreement, assuming the satisfaction of the conditions to Parent’s obligations to consummate the Initial Closing and the Merger, the Parent Entities do not have any reason to believe that it or any of the other parties to the Financing Letters will be unable to satisfy on a timely basis any term or condition of the Financing Letters required to be satisfied by it, that the conditions in the Financing Letters will not otherwise be satisfied, that the Required Initial Closing Amount will not be available on the Initial Closing Date or that the Required Financing Amount will not be available on the Merger Closing Date. The only conditions precedent or other contingencies (including market “flex” provisions) related to the obligations of the Equity Financing Sources to fund the full amount of the Equity Financing, the Preferred Equity Financing Sources to fund the full amount of the Preferred Equity Financing and the Debt Financing Sources to fund the full amount of the Debt Financing are those expressly set forth in the Equity Funding Letters, the Preferred Equity Commitment Letters and the Debt Commitment Letters, respectively. As of the date of this Agreement, there are no side letters or other Contracts or arrangements to which any Parent Entities or any of their respective Affiliates are a party related to the Financing or the Reinvestment other than as expressly contained in the Financing Letters and delivered to the Company prior to the date hereof ((x) in connection with the Debt Financing, other than any customary side letter solely with respect to the payment of de minimis fees, credits, and/or appointment of roles and/or titles, in each case that does not impact the conditionality or amount of the Debt Financing and would not reasonably be expected to prevent, impair or delay the consummation of the Debt Financing, (y) in connection with the Preferred Equity Financing, any Contract relating to post-Merger Closing arrangements that does not impact the conditionality or amount of the Preferred Equity Financing and would not reasonably be expected to prevent, impair or delay the consummation of the Preferred Equity Financing or (z) in connection with the Reinvestment, the Interim Investors Agreement and any Contract relating to post-Merger Closing arrangements entered into as expressly contemplated therein in order to effectuate the transactions contemplated therein in accordance with the terms thereof, in each case that does not impact the conditionality or amount of the Reinvestment and would not reasonably be expected to prevent, impair or delay the consummation of the Reinvestment). As of the date of this Agreement, none of the Financing Sources has notified any of the Parent Entities or any of their Affiliates of (1) its intention to terminate its respective Financing Letter or not to provide its respective Financing or (2) any default or breach under its respective Financing Letter or a failure of any term or condition thereunder. Each Parent Entity acknowledges and agrees that obtaining the Financing is not a condition to any of their respective obligations under this Agreement.

4.6 Limited Guarantees and Interim Investors Agreement. Concurrently with the execution of this Agreement, Parent has delivered to the Company a true, complete and correct copy of the duly executed limited guarantee of each Guarantor, dated as of the date of this Agreement, in favor of the Company in respect of certain obligations of the Parent Entities in connection with this Agreement and the Transactions, up to the aggregate amount set forth therein (the “Limited Guarantee”), subject to the terms and conditions set forth therein. Each Limited Guarantee is in full force and effect and is a legal, valid and binding obligation of the Guarantor party thereto, enforceable against such Guarantor in accordance with its terms, subject to the Bankruptcy and Equity Exception and no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Guarantor under such Limited Guarantee. Concurrently with the execution of this Agreement, Parent has delivered to the Company a true, complete and correct copy (except with respect to certain redactions made by the parties thereto) of the Interim Investors Agreement, duly executed by Parent, dated as of the date of this Agreement.

4.7 Solvency. None of the Parent Entities or the Equity Financing Sources is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming (a) the satisfaction or waiver of the conditions to the Parent Entities’ obligation to consummate the Merger and (b) the accuracy of the representations and warranties set forth in Article III hereof (for such purposes, such representations and warranties shall be true and correct in all material respects without giving any effect to any “knowledge”, “materiality” or “Company Material Adverse Effect” qualification or exception), and after giving effect to the Transactions, any alternative financing incurred in accordance with Section 6.11 and, in the case of the Initial Closing, the payment of the Required Initial Closing Amount or, in the case of the Merger Closing, the Required Aggregate Amount, each of the Parent Entities and the Surviving Corporation will be Solvent as of the Effective Time and immediately after the consummation of the Transactions and in the event any Subsidiary of either the Company or any Parent Entity borrows funds under the Debt Financing or other indebtedness on the Initial Closing Date or any Subsidiary of either the Surviving Corporation or any Parent Entity borrows funds under the Debt Financing or other indebtedness on the Merger Closing Date, as applicable, to finance the Transactions, such Subsidiary will be Solvent as of the Initial Closing or the Effective Time, as applicable, and immediately after the consummation of the applicable Transactions and the borrowing of such other indebtedness. For the purposes of this Agreement, the term “Solvent”, when used with respect to any Person, means that, as of any date of determination, (a) the fair value of the assets of such Person and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its Subsidiaries on a consolidated basis (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability), (b) the present fair saleable value of the property of such Person and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the debts and other liabilities of such Person and its Subsidiaries on a consolidated basis, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Initial Closing Date or the Merger

Closing Date, as applicable, and (d) such Person and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

4.8 Section 203 of the DGCL. As of the date of this Agreement, neither Parent nor the Merger Sub, nor any of their respective “Affiliates” or “Associates” (as those terms are defined in Section 203 of the DGCL) (a) directly or indirectly “owns” or, within the three (3) years prior to the date hereof, has “owned,” beneficially or otherwise, any shares of Company Common Stock, any other securities of the Company or any options, warrants or other rights to acquire shares of Company Common Stock or other securities of the Company, or any other economic interest (through derivative securities or otherwise) in the Company, or (b) has been an “Affiliate” or “Associate” (as those terms are defined in Section 203 of the DGCL) of the Company at any time during the three (3) years prior to the date hereof. Assuming the accuracy of the Company’s representations and warranties set forth in Section 3.2(a) and the second sentence of Section 3.4(a), the restrictions contained in Section 203 of the DGCL do not apply to the execution, delivery or performance of this Agreement, the Voting Agreement, the Reinvestment Agreement, the Interim Investors Agreement, the DAP Rights Agreement or the consummation of the Merger or the other Transactions.

4.9 Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation pending and of which any Parent Entity has been notified or, to the Parent Entities’ knowledge, threatened against any Parent Entity, in each case that, individually or in the aggregate, is reasonably likely to have a Parent Material Adverse Effect. As of the date of this Agreement, there are no judgments, orders or decrees outstanding against any Parent Entity that, individually or in the aggregate, is reasonably likely to have a Parent Material Adverse Effect.

4.10 Other Agreements or Understandings.

(a) Other than the Voting Agreement, the Reinvestment Agreement and the Interim Investors Agreement, there are no contracts, agreements or other arrangements or understandings (whether oral or written) or commitments to enter into contracts, agreements or other arrangements or understandings (whether oral or written) (i) between any Parent Entity, the Equity Financing Sources or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board (or any of their Affiliates), on the other hand, or (ii) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or approve the Merger or agrees to vote against any Superior Proposal.

(b) Other than the DAP Rights Agreement, there are no contracts, agreements or other arrangements or understandings (whether oral or written) or commitments to enter into contracts, agreements or other arrangements, between any Parent Entity, the Equity Financing Sources or any of their Affiliates, on the one hand, and any Specified Holders or any of their respective Affiliates, on the other hand, with respect to voting or acting by any member of the Sale Committee (in such member’s capacity as such) or with respect to any action to be taken or not taken by the Sale Committee.

4.11 Brokers. No agent, broker, finder, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of any Parent Entity or any of their Affiliates, to any broker’s, finder’s, investment banker’s, financial advisor’s or other similar fee or commission in connection with any of the Transactions for which the Company or any of its Subsidiaries would have any obligations or liabilities prior to the Effective Time.

4.12 Independent Investigation. Each Parent Entity acknowledges that it has conducted to its satisfaction its own independent investigation and analysis of the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company and the Company’s Subsidiaries and that each of the Parent Entities and their Representatives have received access to certain books and records, facilities, equipment, contracts and other assets of the Company and the Company’s Subsidiaries that it and its Representatives have requested to review for such purpose, and that it and its Representatives have had a full opportunity to meet with the management of the Company and the Company’s Subsidiaries and to discuss the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company and the Company’s Subsidiaries.

4.13 Equity Ownership of Topcos. The Parent Entities hereby represent and warrant that, giving effect to the Carveout Transactions, immediately following the closing of the Reinvestment, the relative proportion of the equity interests at each Topco held by the Specified Holders, on the one hand, and the Parent Entities and their respective Affiliates, on the other hand, shall be identical at each such Topco.

4.14 No Other Company Representations or Warranties. The Parent Entities hereby acknowledge and agree that, except for the representations and warranties set forth in Article III (in each case as qualified and limited by the Company Disclosure Letter) and in any certificate delivered pursuant to this Agreement, none of the Company or any of its Subsidiaries, or any of its or their respective Affiliates, stockholders or Representatives, or any other Person acting on behalf of the Company, has made or is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective business or operations, including with respect to any information provided or made available to any Parent Entity or any of their respective Affiliates, stockholders or Representatives, or any other Person acting on behalf of any Parent Entity, or, except as otherwise expressly set forth in this Agreement or any certificate delivered pursuant to this Agreement, had or has any duty or obligation to provide any information to the Parent Entities or any of their respective Affiliates, stockholders or Representatives, or any other Person acting on behalf of any Parent Entity, in connection with this Agreement, the Voting Agreement, the transactions contemplated hereby or thereby or otherwise.

4.15 Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by the Parent Entities and their respective Representatives, the Parent Entities and their respective Representatives have received and may continue to receive after the date hereof (including pursuant to Section 6.3(b)) from the Company and its Affiliates, stockholders and Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information regarding the Company and its Subsidiaries and their respective businesses and operations. The Parent Entities hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which the Parent Entities are familiar, that the Parent Entities are taking responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that, except for the representations and warranties expressly set forth in Article III or in any certificate delivered in connection with this Agreement, the Parent Entities have not relied on (and each of the Parent Entities expressly disclaims reliance on) any express or implied representation or warranty or other materials or information provided by or on behalf of the Company and will have no claim against the Company or any of its Subsidiaries, or any of their respective Affiliates, stockholders or Representatives, or any other Person acting on behalf of the Company, with respect thereto. Accordingly, the Parent Entities Sub hereby acknowledge and agree that none of the Company or any of its Subsidiaries, nor any of their respective Affiliates, stockholders or Representatives, nor any other Person acting on behalf of the Company, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements or business plans), in each case, other than the express representations and warranties set forth in this Agreement or any certificate delivered in connection with this Agreement (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

4.16 No Foreign Person. No Parent Entity is a “foreign person” as defined in 31 C.F.R. § 800.224 and none of the Transactions will constitute a “covered transaction” as defined in 31 C.F.R. § 800.213.

ARTICLE V

CONDUCT OF BUSINESS

5.1 Covenants of the Company. Except as otherwise expressly contemplated or required by this Agreement (including in connection with the Carveout Transactions), as required by applicable law or by any Company Material Contract in effect on the date hereof and made available to Parent, as set forth in Section 5.1 of the Company Disclosure Letter, to the extent constituting Cybersecurity Measures (following, to the extent practicable, reasonable prior consultation with Parent and reasonably prompt (and in any case within 48 hours) written notice following the taking of such Cybersecurity Measures), in connection with any action taken or transaction in accordance with Section 6.16 or Section 6.17, or with Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts (i) to act and carry on its business in the Ordinary Course of Business (including operating the businesses of the Company and its Subsidiaries in all material respects out of operating entities (or Subsidiaries thereof) to the extent materially consistent with past practice), (ii) to maintain and preserve intact in all material respects its business organization and (iii) to preserve in all material respects satisfactory business relationships with its Significant Suppliers, Payors or Customers and material customers, licensors, licensees, lessors, Governmental Entities, creditors and others having material business dealings with the Company; provided that no action or inaction by the Company or its Subsidiaries expressly permitted pursuant to a specific exception to any provision of Sections 5.1(a)-(r) shall be deemed a breach of this sentence. Without limiting the generality of the foregoing, except as otherwise expressly contemplated or required by this Agreement (including in connection with the Carveout Transactions), as required by applicable law or by any Company Material Contract in effect on the date hereof and made available to Parent, as set forth in Section 5.1 of the Company Disclosure Letter, to the extent constituting Cybersecurity Measures (following, to the extent practicable, reasonable prior consultation with Parent and reasonably prompt (and in any case within 48 hours) written notice following the taking of such Cybersecurity Measures), in connection with any action taken or transaction in accordance with Section 6.16 or Section 6.17, or with Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed; provided, however, that Parent may withhold its consent in its sole discretion for matters contemplated by clauses (a), (b), (d), (f)(i), (h), (i) and (l) below and paragraph (r) as it relates to paragraphs (a), (b), (d), (f)(i), (h), (i) and (l) below), during the Pre-Closing Period the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following:

(a) (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than (A) any cash dividend or distribution by a direct or indirect wholly owned Subsidiary of the Company to its equityholders and (B) payment of accrued dividend equivalents upon settlement of Company DSUs, Company RSUs and Company Performance Share Awards outstanding as of the date of this Agreement), (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities (other than any such transaction by a wholly owned Subsidiary of the Company that remains wholly owned after consummation of such transaction); or (iii) purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire any such shares or other securities, except, in the case of this clause (iii), for (A) the acquisition or redemption of shares of capital stock of wholly owned Subsidiaries of the Company or (B) the acquisition of Company Common Stock (1) from holders of Company Stock Options in full or partial payment of the exercise price, in accordance with the terms thereof as in effect on the date hereof, or (2) from holders of Company Stock Options, Company RSUs or Company Performance Share Awards outstanding as of the date hereof (or issued after the date of this Agreement in accordance with the terms and limitations set forth in Section 5.1(b) of the

Company Disclosure Letter) in full or partial payment of any applicable Taxes payable by such holder upon exercise or vesting thereof, as applicable, to the extent required or permitted under the terms thereof;

(b) issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any Lien any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities, in each case other than (i) transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (ii) in connection with transactions permitted by Section 5.1(g)(i)(D) or (iii) the issuance of shares of Company Common Stock (A) upon the exercise of Company Stock Options outstanding on the date of this Agreement in accordance with the terms thereof as in effect on the date hereof, (B) upon settlement of Company DSUs, Company RSUs or Company Performance Share Awards outstanding on the date of this Agreement (or issued after the date of this Agreement in accordance with the terms and limitations set forth in Section 5.1(b) of the Company Disclosure Letter) in accordance with the terms thereof or (C) pursuant to the Company ESPP in accordance with the terms thereof as in effect on the date hereof (to the extent permitted under Section 2.3(g));

(c) amend the Company’s or any of its Subsidiaries’ certificate of incorporation, bylaws or other comparable charter or organizational documents (other than immaterial amendments to the certificate of incorporation and bylaws (or comparable organizational documents) of the Company’s Subsidiaries), other than amendments required in connection with capital contributions to foreign Subsidiaries;

(d) acquire (i) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any stock of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof or (ii) any assets, rights or properties, except purchases of inventory and raw materials in the Ordinary Course of Business, in each case, other than transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries in the Ordinary Course of Business;

(e) sell, lease, license, pledge, mortgage or otherwise dispose of or subject to any Lien (other than Liens arising in connection with immaterial security deposit or cash collateral arrangements) any properties, rights or assets of the Company or of any of its Subsidiaries, other than (i) transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries in the Ordinary Course of Business (in each case that operate materially within the same business segment, except to the extent materially consistent with past practice), (ii) non-exclusive licenses of Intellectual Property entered in the Ordinary Course of Business, (iii) the expiration of Intellectual Property rights in accordance with their maximum statutory term, (iv) sales of inventory and disposition of obsolete equipment in the Ordinary Course of Business, (v) sales of Owned Real Property (including sale-leaseback arrangements) and real property lease terminations, modifications and subleases consistent in all material respects with the Location and Real Property Rationalization Plan and (vi) in connection with the transactions contemplated by Section 5.1(g)(i)(D);

(f) (i) adopt any stockholder rights plan; (ii) adopt a plan of complete or partial liquidation, dissolution, recapitalization, restructuring or other reorganization or (iii) subject to Section 6.1 and Section 8.1(f), merge or consolidate with any Person;

(g) (i) incur any indebtedness for borrowed money (including any debt securities) or guarantee any such indebtedness of another Person (other than (A) to the Company or one of its wholly-owned Subsidiaries, (B) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities, supplier financing programs or cash management programs or other similar arrangements, in each case issued, made or entered into in the Ordinary Course of Business (which excepted activities shall be deemed to include guaranties of Subsidiaries’ obligations under any lease by the Company or its other Subsidiaries), (C) indebtedness incurred under the Existing Credit Facilities, (D) indebtedness (including in the form of asset-based financings) incurred to replace, renew, extend, refinance or refund any existing indebtedness of the Company or its Subsidiaries (including indebtedness incurred to repay or refinance related fees, expenses, premiums and accrued interest) outstanding as of the date of this Agreement, to the extent necessary or appropriate to do so in the good faith determination of the Company, and up to an amount equal to the aggregate principal amount of (and unutilized commitments under) the indebtedness being replaced, renewed, extended, refinanced or refunded, plus fees, underwriting discounts, premiums, accrued and unpaid interest and other reasonable and customary costs and expenses incurred or payable in connection with such refinancing, replacement, renewal, extension or refunding and (E) guarantees provided by the Company or any of its Subsidiaries for indebtedness of the Company or any of its Subsidiaries, to the extent such indebtedness is (I) in existence on the date of this Agreement or (II) incurred in compliance with this Section 5.1(g)), (ii) enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, (iii) make any loans, advances (other than routine advances to employees of the Company and its Subsidiaries in the Ordinary Course of Business in an amount not to exceed $100,000 per employee or $4,000,000 in the aggregate) or capital contributions to, or investment in, any other Person, other than the Company or any of its direct or indirect wholly owned Subsidiaries; provided, however, that the Company may continue to make investments in highly-liquid, short-term interest bearing investments in accordance with its investment policy as in effect on the date hereof (a copy of which has been made available to Parent), or (iv) enter into any hedging agreement or other financial agreement or arrangement designed to protect the Company or its Subsidiaries against fluctuations in exchange rates, in the case of this clause (iv), in the Ordinary Course of Business;

(h) make any capital expenditures or other expenditures with respect to property, plant or equipment greater than 10% of the amount included in, and otherwise in accordance with (both as to quantum and the planned timing with respect thereto), the Company’s budget for capital expenditures set forth on Section 5.1(h) of the Company Disclosure Letter;

(i) make any material changes in accounting methods, principles or practices, except as may be required by GAAP, Regulation S-X of the Exchange Act (or any interpretation thereof), by any Governmental Entity or applicable law;

(j) other than (x) as required by any collective bargaining or other labor agreement with any union, works council or other labor organization (a “Labor Agreement”) or any Company Employee Plan in effect as of the date hereof or (y) actions taken by any member of the VPMC Group or Innovation Associates Holdings, Inc. or any of its Subsidiaries that such Person is permitted to take without the Company’s consent given on or after the date hereof, (i) establish, adopt, enter into, terminate or materially amend in any manner any (A) material Company Employee Plan or (B) any other employment, severance or compensation or benefit arrangement with any current or former employee, director, manager, officer or independent contractor (except (1) in connection with annual renewals of group health or welfare benefits in the Ordinary Course of Business or (2) in the Ordinary Course of Business; provided that, in the case of this clause (2), solely in the case of any employee at the senior vice president level (Grade 4) or above, such arrangement is (x) terminable on thirty (30) days’ or less notice without any penalty, termination payment or other liability (other than for accrued but unpaid compensation through the termination date) to the Company or any of its Subsidiaries or (y) for employment outside the United States, required by applicable law or any Labor Agreement), (ii) increase in any respect the compensation, benefits or severance or termination pay of, or pay any bonus to, (A) except in the Ordinary Course of Business, any current or former employee (other than employees at the senior vice president level (Grade 4) or above), director, manager, officer or independent contractor or (B) any current or former employee at the senior vice president level (Grade 4) or above, (iii) accelerate the payment, funding, right to payment or vesting of any compensation or benefits, including the Company Stock Options, Company DSUs, Company RSUs, Company Performance Share Award and any other equity-based awards, other than as expressly contemplated by Section 2.3 of this Agreement, (iv) hire or terminate (other than for “cause”) any employee or officer of the Company or its Subsidiaries at the senior vice president level (Grade 4) or above or promote any employee or officer of the Company or its Subsidiaries to the senior vice president level (Grade 4) or above, (v) grant any Company Stock Options, Company DSUs, Company RSUs, Company Performance Share Awards

or any other equity or equity-based awards, or (vi) implement or announce any employee layoffs of 500 or more associates or location closings (in the case of this clause (vi), except as consistent in all material respects with the Location and Real Property Rationalization Plan);

(k) (i) except with respect to the termination, amendment, waiver or modification of Company Leases in the Ordinary Course of Business or consistent in all material respects with the Location and Real Property Rationalization Plan, (A) enter into any Contract that if in effect on the date hereof, would have been a Company Material Contract (other than with respect any such Contract solely to the extent that such Contract implements an action or transaction that is expressly permitted pursuant to the exceptions (including pursuant to the Schedules) to the covenants set forth in this Section 5.1), (B) terminate any Company Material Contract, except as a result of a material breach or a material default by the counterparty thereto or as a result of the expiration of such Company Material Contract, in accordance with its terms as in effect on the date of this Agreement, (C) amend, waive or modify in a manner that is materially adverse to the Company and its Subsidiaries, taken as a whole, any Company Material Contract or (D) enter into any Company Material Contract that contains a change in control or similar provision that pursuant to its terms would require a payment to the other party or parties thereto in connection with the Transactions or any subsequent change in control of the Company or any of its Subsidiaries, in each case of the foregoing clauses (A) and (C), other than in the Ordinary Course of Business (but solely with respect to Contracts that are Company Material Contracts solely pursuant to clause (a), (j) or (n) of the definition of “Company Material Contract”) or (ii) close, or announce the planned closing of, any retail stores located on Owned Real Property other than in accordance with the Location and Real Property Rationalization Plan;

(l) take any action described in Schedule 5.1(l);

(m) except as permitted by and in accordance with Section 6.13, settle any action, suit, proceeding, claim, dispute, arbitration or investigation, other than the settlement of any action, suit, proceeding, claim, arbitration or investigation (but not a criminal action, suit, proceeding, claim or investigation) that requires payments, including any offset or recoupment by any Company Payment Program, by the Company (net of insurance proceeds received and indemnity, contribution, or similar payments actually received) in an amount not to exceed, individually or in the aggregate, $15,000,000, and in each case does not involve any admission of wrongdoing or injunctive or other equitable relief;

(n) enter into any new or exit from any existing line of business in any material respect;

(o) (i) change or revoke any material Tax election or make any material tax election, (ii) file any amended Tax Return with respect to any material Tax, (iii) surrender any right to a material refund of Taxes, (iv) change any material method of accounting for Tax purposes, except as required by law or GAAP, (v) settle or compromise any Tax claim or assessment in an amount in excess of, individually or in the aggregate, $15,000,000 or (vi) take any action described in Item 9 of Section 5.1(o) of the Company Disclosure Letter;

(p) engage in any transaction or enter into any Contract that would require disclosure under Item 404 of Regulation S-K promulgated under the Exchange Act;

(q) other than in the Ordinary Course of Business, materially reduce the amount of insurance coverage under existing insurance policies or fail to renew or replace any material existing insurance policies; or

(r) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

5.2 Conduct of Business by the Parent Entities Pending the Merger. Except as otherwise expressly contemplated or permitted by this Agreement (including, for the avoidance of doubt, pursuant to Section 6.16) or as required by applicable law, during the Pre-Closing Period, (a) the Parent Entities shall not, and shall cause the controlled Affiliates of the Guarantors not to, directly or indirectly, without the prior consent of the Company, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or any equity in, or by any other manner, any assets or Person, if the execution and delivery of a definitive agreement relating to, or the consummation of, such acquisition would be reasonably expected to materially delay, materially impair or prevent the consummation of the Transactions by the Outside Date, or enter into any agreement to take any such action, and (b) the Parent Entities shall not engage in any activity of any nature except for activities related to or in furtherance of the Merger and the other Transactions.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1 Go-Shop; No Solicitation.

(a) Go Shop. Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. on April 10, 2025 (the “No-Shop Period Start Date”), the Company and its Subsidiaries and their respective Representatives shall have the right to (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or that would reasonably be expected to lead to, any Acquisition Proposal; (ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement, furnish to any Person and its Representatives any non-public information relating to the Company or any of its Subsidiaries, in any such case in connection with any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal; provided, that the Company shall provide to Parent any non-public information or data that is provided to any Person given such information or data that was not previously made available to Parent prior to or promptly (and in any event within 36 hours) following the time it is provided to such Person, including that the Company may grant a limited waiver under (A) any standstill or similar agreement with respect to Company Common Stock solely to allow such Person to submit or amend an Acquisition Proposal on a confidential basis to the Company Board or (B) any applicable anti-takeover law or anti-takeover provision in the Certificate of Incorporation or the Bylaws; and (iii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement, continue or otherwise participate in any discussions or negotiations regarding, or furnish or provide access to any non-public information to any Person who has made or would reasonably be expected to make any Acquisition Proposal. From the date hereof until the No-Shop Period Start Date, the Company shall as promptly as reasonably practicable (and, in any event, within 36 hours) notify Parent in writing if any Acquisition Proposal is received by the Company or any of its Representatives. Such notice must include (i) the identity of the Person or group of Persons making such Acquisition Proposal; and (ii) a summary of the material terms and conditions of any such Acquisition Proposal, including, if applicable, complete copies of any relevant material written documentation or materials received by the Company or any of its Representatives in connection therewith. In addition to such initial notifications, the Company must keep Parent reasonably informed, on a weekly basis, of material changes to the status and terms of all such Acquisition Proposals (including any material amendments thereto).

(b) No Solicitation or Negotiation. From the No-Shop Period Start Date until the Specified Time, except as otherwise set forth in this Section 6.1 (including with respect to any Exempted Person), the Company and its Subsidiaries shall not, and the Company shall cause its and its Subsidiaries’ officers and directors not to, and shall use reasonable efforts to cause its and its Subsidiaries’ other Representatives not to, directly or indirectly:

(i) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of providing non-public information) any inquiries or the making of any proposal or offer that constitutes, or that would reasonably be expected to lead to, any Acquisition Proposal;

(ii) amend or grant a waiver or release, or publicly authorize or agree to enter into an amendment, waiver or release, under (A) any standstill or similar agreement with respect to any Company Common Stock (other than for Parent or its Affiliate) or (B) any applicable anti-takeover law or anti-takeover provision in the Certificate of Incorporation or the Bylaws (other than for Parent or its Affiliates), except that the Company may grant a waiver under any standstill or similar agreement to allow the applicable counterparty to submit an Acquisition Proposal on a confidential basis to the Company Board; or

(iii) other than informing Persons of the existence of the provisions of this Section 6.1, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish or provide access to any non-public information to any Person who has made or would reasonably be expected to make any Acquisition Proposal or otherwise for the purpose of encouraging or facilitating, any Acquisition Proposal.

(c) No later than 36 hours following the No-Shop Period Start Date, the Company shall notify Parent in writing of the identity of each Exempted Person, together with a copy of the Acquisition Proposal submitted by each such Exempted Person (including any negotiated amendments or modifications thereof) received from such Exempted Person on or prior to the No-Shop Period Start Date, and copies of each Acceptable Confidentiality Agreement entered into on or prior to the No-Shop Period Start Date, in each case to the extent not previously provided. Thereafter, the Company shall keep Parent informed on a reasonably prompt basis of any material developments with respect to such Acquisition Proposal from an Exempted Person, including material developments with respect to the terms and status thereof and whether any such Acquisition Proposal from an Exempted Person has been withdrawn, expired or terminated, and the Company shall provide Parent written notice of any such withdrawal, expiration or termination within 36 hours. Notwithstanding the commencement of the obligations of the Company under Section 6.1(b), from and after the No-Shop Period Start Date, the Company may continue to engage in the activities described in Section 6.1(b) with respect to any Acquisition Proposal submitted by an Exempted Person on or before the No-Shop Period Start Date until the 55th day following the date hereof, or, if earlier, the Exempted Person has otherwise terminated or withdrawn such Acquisition Proposal (provided that, for the avoidance of doubt, any amended or revised Acquisition Proposal submitted by an Exempted Person shall not be deemed to constitute, in and of itself, an expiration, termination or withdrawal of such previously submitted Acquisition Proposal).

(d) Superior Proposals. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, subject to compliance with Section 6.1(f), from the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement in accordance with the terms hereof and the receipt of the Company Stockholder Approval, the Company may, directly or indirectly through one or more of its Representatives, if the Company Board determines that failure to take such action would be inconsistent with its fiduciary duties under applicable law, (A) furnish non-public information with respect to the Company and its Subsidiaries to any Qualified Person (and the Representatives of such Qualified Person), pursuant to an Acceptable Confidentiality Agreement; provided, that, subject to applicable law, the Company shall promptly (and in any event within twenty-four (24) hours) make available to Parent and Parent’s Representatives any material non-public information concerning the Company and its Subsidiaries that is provided to (or given access to) such Qualified Person and was not previously provided or made available to Parent, (B) engage in discussions or negotiations (including solicitation of revised Acquisition Proposals) with any Qualified Person (and the Representatives of such Qualified Person) regarding any Acquisition Proposal or (C) amend, or grant a waiver or release under, (1) any standstill or similar agreement with respect to any Company Common Stock or (2) any applicable anti-takeover law or anti-takeover provision in the Certificate of Incorporation or the Bylaws. For the avoidance of doubt, this Section 6.1(d) shall not apply to interactions by the Company and its Representatives with Exempted Persons, which shall be governed by Section 6.1(a) and Section 6.1(c) for so long as such Persons have not ceased to be Exempted Persons.

(e) No Change in Recommendation or Alternative Acquisition Agreement. Prior to the Specified Time:

(i) the Company Board shall not, except as set forth in this Section 6.1, (1) withhold, withdraw or modify, or publicly propose to withhold, withdraw or modify, in each case in a manner adverse to Parent, its recommendation to the Company’s stockholders that the Company’s stockholders adopt this

Agreement at the Company Stockholders Meeting (the “Recommendation”), (2) fail to include the Recommendation in the Proxy Statement, (3) fail to publicly reaffirm its recommendation within five Business Days of a request therefor in writing by Parent following the public disclosure of an Acquisition Proposal by any Person other than the Parent Entities (which request may only be made once with respect to such Acquisition Proposal or any material modification to such Acquisition Proposal), (4) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten Business Days after the commencement thereof or (5) publicly announce an intention or resolution to effect any of the foregoing (each, a “Company Board Recommendation Change”).

(ii) the Company shall not, and shall cause each of its Subsidiaries not to, enter into, or publicly authorize or agree to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in the circumstances referred to in Section 6.1(a)); and

(iii) the Company Board shall not, except as set forth in this Section 6.1, adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend, any Acquisition Proposal.

Notwithstanding the foregoing or anything to the contrary set forth in this Agreement (including the provisions of this Section 6.1), at any time prior to receipt of the Company Stockholder Approval, the Company Board may (A) in response to a Superior Proposal that did not result from a material breach of this Section 6.1, either (1) effect a Company Board Recommendation Change or (2) cause the Company to terminate this Agreement pursuant to and in accordance with Section 8.1(f) (provided that (x) concurrently with or prior to such termination, the Company pays to Parent the Company Termination Fee as required by Section 8.3(b)(ii) and, immediately after the termination of this Agreement, the Company enters into a definitive agreement providing for such Superior Proposal) or (B) in response to an Intervening Event, effect a Company Board Recommendation Change contemplated by clauses (1) or (2) of the definition thereof (or clause (5), solely to the extent related to clauses (1) or (2)) if, and only if, (in the case of either clause (A) or (B)): (i) the Company Board shall have determined in good faith (after consultation with outside counsel) that the failure to effect a Company Board Recommendation Change would be inconsistent with its fiduciary duties under applicable law; (ii) the Company has notified Parent in writing that it intends to effect a Company Board Recommendation Change or termination of this Agreement pursuant to Section 8.1(f), describing in reasonable detail the reasons for such intended Company Board Recommendation Change or termination (a “Recommendation Change Notice”) (it being understood that the Recommendation Change Notice shall not, in and of itself, constitute a Company Board Recommendation Change for purposes of this Agreement so long as such notice clearly states that it is not a Company Board Recommendation Change and that the Company Board has not otherwise effected a Company Board Recommendation Change); (iii) if requested by Parent, the Company shall have made itself and its Subsidiaries and its and their respective Representatives available and the Company shall have and shall have caused its Subsidiaries and its and their respective Representatives to be available to discuss and negotiate with Parent’s Representatives (to the extent desired by Parent) any proposed modifications to the terms and conditions of this Agreement (in a manner that would obviate the need to effect such Company Board Recommendation Change) during the four (4) Business Day period following delivery by the Company to Parent of such Recommendation Change Notice (it being understood that if there are any material amendments, revisions or changes to the terms of any such Superior Proposal (including any revision to the amount, form or mix of consideration the Company’s stockholders would receive as a result of the Superior Proposal, whether or not material), the Company shall notify Parent of each such amendment, revision or change in compliance with Section 6.1(e) and the applicable four (4) Business Day period described above shall be extended for until at least two (2) Business Days from the date of such notice) (any such notice period, the “Notice Period”); and (iv) at the end of such Notice Period, the Company Board shall have determined in good faith (after consultation with outside legal counsel), after considering any modified terms and conditions proposed by or on behalf of the

Parent Entities, that the failure to effect a Company Board Recommendation Change would be inconsistent with its fiduciary duties under applicable law and, with respect to a Company Board Recommendation Change in response to a Superior Proposal, the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such initial or revised (as applicable) Superior Proposal continues to constitute a Superior Proposal.

(f) Notices to Parent. From the No-Shop Period Start Date until the Specified Time, the Company shall promptly (and in any event within one (1) Business Day) advise Parent orally and in writing of the Company’s or any of its Subsidiaries’ or any of their respective Representatives’ receipt of any Acquisition Proposal or request for material non-public information or access to the Company or its Representatives by any third party that the Company reasonably believes is related to an Acquisition Proposal or potential Acquisition Proposal, including the material terms and conditions of any such request for information or access or Acquisition Proposal and the identity of the Person making any such Acquisition Proposal. Thereafter, the Company shall keep Parent informed on a reasonably prompt basis of any material developments with respect to any such request for information or access or Acquisition Proposal, including material developments with respect to the terms and status thereof and whether any such Acquisition Proposal has been withdrawn or rejected and shall provide Parent written notice of any such withdrawal or rejection and copies of any written request for information or access or Acquisition Proposal within 48 hours. Neither the Company nor any of its Subsidiaries shall enter into any confidentiality agreement subsequent to the date hereof which prohibits the Company from providing to Parent the information or access required to be provided to Parent pursuant to this Section 6.1(f).

(g) Certain Permitted Disclosure. Notwithstanding anything to the contrary in this Agreement, nothing contained in this Agreement shall prohibit the Company or the Company Board from (i) taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder (none of which, in and of itself, shall be deemed to constitute a Company Board Recommendation Change), or (ii) making any disclosure to the Company’s stockholders if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure to so disclose would be inconsistent with its fiduciary duties under applicable law; provided that this Section 6.1(g) shall not permit the Company Board to make a Company Board Recommendation Change except to the extent expressly permitted by, and in accordance with, Section 6.1(e). For the avoidance of doubt, this Section 6.1(e) shall not be deemed to modify the definition of “Company Board Recommendation Change,” and if any public disclosure in accordance with this Section 6.1(e) has the effect of a Company Board Recommendation Change, Parent shall have the right to terminate this Agreement to the extent set forth in Section 8.1(e).

(h) Cessation of Ongoing Discussions. From and after the No-Shop Period Start Date until the Specified Time, except as expressly permitted by Section 6.1 (including with respect to any Exempted Persons), the Company shall, and shall cause its Subsidiaries to, and shall direct their respective Representatives to, except with respect to the Parent Entities and any Exempted Person, (i) cease immediately all solicitations, discussions and negotiations that commenced prior to the No-Shop Period Start Date regarding any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) request the prompt return or destruction of all confidential or non-public information or access previously furnished to any Person within the twelve (12) months immediately preceding the No-Shop Period Start Date for the purpose of evaluating a possible Acquisition Proposal and (iii) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal; provided, however, that the foregoing shall not in any way limit or modify any of the Company’s rights under the other provisions of this Section 6.1.

(i) Representatives. Notwithstanding anything to the contrary in this Section 6.1, the Company agrees that in the event any Subsidiary or Representative of the Company takes any action which, if taken by the Company, would constitute a breach by the Company of this Section 6.1, then the Company shall be deemed to have so breached this Section 6.1.

6.2 Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable law and the rules and regulations of the Nasdaq Stock Market (and, to the extent applicable the London Stock Exchange) to cause (a) the delisting of the Company Common Stock from the Nasdaq Stock Market (and, to the extent applicable, the London Stock Exchange) as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act and any other applicable foreign securities laws as promptly as practicable after such delisting.

6.3 Confidentiality; Access to Information.

(a) Except as expressly modified herein, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms. By executing this Agreement, each of the Parent Entities agrees to be bound by the terms and conditions of the Confidentiality Agreement as if they were parties thereto.

(b) During the Pre-Closing Period, notwithstanding anything to the contrary in the Confidentiality Agreement, the Company shall (and shall cause each of its Subsidiaries to) afford to Parent and Parent’s Representatives (including any Financing Sources), reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably disrupt or interfere with the business operations of the Company or any of its Subsidiaries, to all of its properties, books, Contracts and records as Parent shall reasonably request, in each case as is reasonably necessary in connection with consummating the Merger (including for purposes of obtaining the Financing), and other integration and transition planning; provided, however, that the Company shall not be required to permit any inspection or other access, or to disclose any information, (A) to the extent related to an Acquisition Proposal, Company Board Recommendation Change or Recommendation Change Notice (except as otherwise required by the terms of this Agreement) or (B) that in the reasonable judgment of the Company (after consultation with outside legal counsel) would: (1) result in the disclosure of any trade secrets of any third party, (2) violate any legal requirement or Contract or any obligation of the Company with respect to confidentiality or privacy, including under any privacy policy, or (3) jeopardize protections afforded the Company under the attorney-client privilege or the attorney work product doctrine (provided that in connection with this clause (B), the Company shall use commercially reasonable efforts to make appropriate substitute arrangements (including a joint defense agreement) to permit reasonable disclosure, to the extent permitted by applicable law and practicable under the circumstances) (the foregoing clauses (A) and (B), the “Access Limitations”). Any such information shall be subject to the Confidentiality Agreement. Prior to the Merger Closing, no Parent Entity shall (and each shall cause its Affiliates and Representatives not to) contact or communicate with any of the directors, employees, customers, licensors, suppliers or distributors of the Company or any of its Subsidiaries (including, for the avoidance of doubt, any Significant Supplier, Payor or Customer), without the prior written consent of the Company, except in each case for any contact or communication in the Ordinary Course of Business unrelated to the Transactions.

6.4 Regulatory Efforts.

(a) Subject to the terms hereof, including Section 6.1, Section 6.4(b), Section 6.4(c) and Section 6.4(d), each party hereto shall, and, in the case of Section 6.4(a)(iii), shall cause its respective Affiliates to, use its reasonable best efforts to:

(i) take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to consummate and make effective the Transactions as promptly as practicable;

(ii) as promptly as practicable, obtain any consents, licenses, permits, waivers, approvals, authorizations, expirations of legal waiting periods, or orders required to be obtained by such party (or any of its Subsidiaries) from any Governmental Entity or third party in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions;

provided, however, that in no event shall any Parent Entity or the Company or any of their respective Subsidiaries be required to (and, without the prior consent of Parent, the Company and its Subsidiaries shall not) pay any monies (except for filings or similar fees) or (except, in the case of the Parent Entities, as contemplated by Section 6.4(d)) agree to any material undertaking in connection with any of the foregoing;

(iii) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Exchange Act, and any other applicable federal or state securities laws, (B) the HSR Act, any other applicable Antitrust Laws, Foreign Investment Laws, the FSR, Specified Company Permits or Healthcare Notification Laws and any related governmental request thereunder and (C) any other applicable law;

(iv) prevent the initiation of, contest and resist any action, including any administrative or judicial action, and seek to prevent the entry of or have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) pursuant or relating to the HSR Act, any other applicable Antitrust Laws, Foreign Investment Laws, the FSR, Specified Company Permits or Healthcare Notification Laws (a “Restrictive Order”) which has or could reasonably be expected to have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other Transactions; and

(v) execute or deliver any additional instruments necessary to consummate the Transactions, and to fully carry out the purposes of, this Agreement.

The parties hereto shall cooperate with each other in connection with the making of all such filings and submissions contemplated by the foregoing clauses (ii) or (iii), including providing copies of all such documents to the non-filing Person and its advisors prior to filing (to the extent permitted under applicable law) and considering in good faith any comments in connection therewith. Each party hereto shall use its reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to any applicable law in connection with the Transactions. For the avoidance of doubt, nothing contained in this Section 6.4(a) shall limit any obligation under any other provision in this Section 6.4.

(b) Without limiting the generality of anything contained in this Section 6.4, each of the Parent Entities and the Company shall (i) as soon as reasonably practicable and in any event within twenty-five (25) Business Days following the date of this Agreement make appropriate filings of Notification and Report Forms pursuant to the HSR Act (including seeking early termination of the waiting period under the HSR Act) with respect to the Transactions, (ii) as promptly as practicable make all filings as may be required under any other applicable Antitrust Laws, Foreign Investment Laws, the FSR, the Specified Company Permits or Healthcare Notification Laws with respect to the Transactions (to the extent required) and (iii) promptly make all filings or notices to a Governmental Entity as may be required as relates to the Specified Company Permits pursuant to any other applicable law. Each party shall make an appropriate response as promptly as practicable to any requests for information by a Governmental Entity with respect to the Transactions. In furtherance of the foregoing, in the event that a Governmental Entity issues a Request for Additional Information and Documentary Material (a “second request”), each Party shall use its reasonable best efforts to be prepared to produce all materials responsive to such request (as modified, if applicable) within one hundred twenty (120) days of its issuance, and to certify its substantial compliance with such request promptly at a time to be mutually agreed by the parties. None of the Parent Entities or the Company shall commit to or agree with any Governmental Entity to delay the consummation of or to refrain from consummating the Transactions, by way of a “timing agreement” or otherwise, or stay, toll or extend any applicable waiting period under the HSR Act or other applicable Antitrust Laws, Foreign Investment Laws, the FSR, Specified Company Permits or Healthcare Notification Laws, without the prior written consent of the other parties, such consent not to be unreasonably withheld. The parties hereto shall jointly determine the strategy to be pursued in seeking to remove impediments to the Closings related to Specified Company Permits and Healthcare Notification Laws. The Parent Entities shall, upon consultation with the Company in good faith, determine and lead the strategy to be pursued in seeking to remove impediments to the Closings related to Antitrust Laws, Foreign Investment Laws, the FSR, or any other applicable law (other than Specified Company Permits and Healthcare Notification Laws), and jointly direct any related proceedings.

(c) Subject to the terms hereof, and without limiting the Parent Entities’ obligations under Section 6.4(d), the parties hereto shall, and shall cause each of their respective Subsidiaries to, cooperate and use their respective reasonable best efforts to obtain any government clearances or approvals required for the Closings under any Antitrust Laws, Foreign Investment Laws, Specified Company Permits, Healthcare Notification Laws, the FSR or other applicable law relating to the matters covered by Section 7.1(b), to respond to any government requests for information under any Antitrust Laws, Foreign Investment Laws, Specified Company Permits, Healthcare Notification Laws, the FSR or other applicable law relating to the matters covered by Section 7.1(b) (including, for the avoidance of doubt, for the Parent Entities to respond to government requests for information about the contemplated post-Closing ownership structure of the Parent Entities promptly following the date of such request), to cause any waiting periods under any applicable Antitrust Laws, Foreign Investment Laws, the FSR or Healthcare Notification Laws to expire or be terminated, and to contest and resist any action, including any legislative, administrative or judicial action which has or could reasonably be expected to have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other Transactions, and to have vacated, lifted, reversed or overturned any Restrictive Order. The parties hereto shall use their respective reasonable best efforts to consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other parties reasonable opportunity to review and discuss in advance (as applicable), any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Laws, Foreign Investment Laws, Specified Company Permits, Healthcare Notification Laws, the FSR, or other applicable law (relating to the matters covered by Section 7.1(b)), and to the extent permitted by law or Governmental Entities reviewing the Transactions, use their respective reasonable best efforts to (i) keep each other promptly informed of any communication received in connection with any proceedings under or relating to any Antitrust Law, Foreign Investment Laws, Specified Company Permits, Healthcare Notification Laws, the FSR or other applicable law (and in the case of material written communications, furnish each other with a copy of such communication) and (ii) provide each other reasonable opportunity to attend and participate in meetings and other substantive conversations with any such Governmental Entities (whether in person or otherwise), provided, however, that materials provided pursuant to this Section 6.4(c) or Section 6.4(a) may be redacted as each party deems advisable and necessary or designated “outside counsel only”: (i) to remove competitively sensitive information or references concerning the valuation of the Company and its Subsidiaries; (ii) as necessary to comply with applicable laws; and (iii) as necessary to address reasonable attorney-client or other privilege concerns.

(d) Notwithstanding anything to the contrary in this Agreement, the Parent Entities shall propose, negotiate, offer to commit and effect (and if such offer is accepted, commit to and effect), by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of the Parent Entities or, effective as of the Effective Time, the Surviving Corporation, or their respective Subsidiaries, or otherwise offer to take or offer to commit to take any action which it is capable of taking and if the offer is accepted, take or commit to take such action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services or assets of the Parent Entities, the Surviving Corporation or their respective Subsidiaries, in order to eliminate each and every impediment to the Closings related to Antitrust Laws, Foreign Investment Laws, Healthcare Notification Laws, the FSR, Specified Company Permits, or any other applicable law (relating to the matters covered by Section 7.1(b)) so as to enable the consummation of the Merger Closing prior to the Outside Date (and, if the Merger Closing has not occurred on or prior to the first anniversary of the date hereof, and this Agreement has not been terminated in accordance with Section 8.1, as promptly as practicable thereafter (and in any event before the Outside Date)), provided that the Parent Entities shall not be obligated to take any such action unless the taking of such action is expressly conditioned upon the consummation of the Initial Closing or the Merger, as applicable.

6.5 Public Disclosure. Except as may be required by applicable law, court process or by obligations pursuant to any national securities exchange, (a) the initial press release announcing the execution of this Agreement shall be issued only in such form as shall be mutually agreed upon by the Company and Parent and (b) following such initial press release, Parent and the Company shall mutually agree upon the form and substance of any (i) widespread internal written communications (including scripts, Q&A materials, talking points and similar written materials, in each case that would be disseminated or used on a widespread basis) that may be made by the Company to its employees, independent contractors, consultants, suppliers, customers, contract counterparties and/or other material business relations of the Company or its Subsidiaries with respect to the Merger, this Agreement, the Transactions, the Financing and/or the Carveout Transactions and/or (ii) any other press release or other public statement, in the case of clauses (i) and (ii), with respect to the Merger, this Agreement, the Transactions, the Financing and/or the Carveout Transactions, in the case of clause (b) that is not limited to and consistent with previous mutually agreed upon public statements; provided, however, that, subject to compliance with Section 6.1, the restrictions set forth in this Section 6.5 shall not apply to any Company communications (or the Parent Entities’ response thereto) in connection with an Acquisition Proposal, Company Board Recommendation Change or Recommendation Change Notice.

6.6 Indemnification.

(a) From and after the Effective Time, each Parent Entity and the Surviving Corporation shall, jointly and severally, indemnify, defend and hold harmless each Indemnified Party against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the Indemnified Party is or was an officer, director or manager of the Company or any of its Subsidiaries or, while a director, manager or officer of the Company or any of its Subsidiaries, is or was serving at the request of the Company or one of its Subsidiaries as an officer, director or manager of another Person, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted to do so by law. Each Indemnified Party will be entitled to advancement of expenses (including attorneys’ fees) incurred in the defense of any such claim, action, suit, proceeding or investigation from each of the Parent Entities and the Surviving Corporation within 10 Business Days of receipt by Parent or the Surviving Corporation from the Indemnified Party of a request therefor; provided that any Indemnified Party to whom expenses are to be advanced provides prior to any receipt of such advances an undertaking, to the extent required by the DGCL or other applicable law, to repay such advances if it is determined by a final determination of a court of competent jurisdiction (which determination is not subject to appeal) that such Indemnified Party is not entitled to indemnification under applicable law. Without limitation of the foregoing or any other provision of this Section 6.6, until the six-year anniversary of the date on which the Effective Time occurs, the Parent Entities and the Company agree that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party, whether provided in the Certificate of Incorporation or the Bylaws (or comparable organizational documents of the Company’s Subsidiaries) or in any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries as in effect on the date hereof, shall survive the Merger and continue in full force and effect, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

(b) From the Effective Time through the six-year anniversary of the date on which the Effective Time occurs, the certificate of incorporation and bylaws of the Surviving Corporation shall contain, and the Parent Entities shall cause the certificate of incorporation and bylaws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its Subsidiaries in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time than are set forth in the Certificate of Incorporation and the Bylaws as in effect on the date of this Agreement.

(c) Subject to the next sentence, at Parent’s election, (i) the Surviving Corporation shall maintain, and the Parent Entities shall cause the Surviving Corporation to maintain, at no expense to the beneficiaries, in effect for six (6) years from the Effective Time the Current D&O Insurance with respect to matters existing or occurring at or prior to the Effective Time (including the Transactions), so long as the annual premium therefor would not exceed the Maximum Premium, or (ii) Parent and the Company shall coordinate for Parent, using a broker selected by Parent, to purchase, on the Surviving Corporation’s behalf, a Reporting Tail Endorsement for an annual cost not to exceed the Maximum Premium and maintain such endorsement in full force and effect for its full term. If the Company’s or the Surviving Corporation’s existing insurance expires, is terminated or canceled during such six-year period or exceeds the Maximum Premium, the Surviving Corporation shall obtain, and the Parent Entities shall cause the Surviving Corporation to obtain, as much directors’ and officers’ liability insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions no less advantageous to the Indemnified Parties than the Current D&O Insurance. If a Reporting Tail Endorsement has been purchased prior to the Effective Time, Parent shall cause such Reporting Tail Endorsement to be maintained in full force and effect for its full term and cause all obligations thereunder to be honored by the Surviving Corporation and in such case it will be deemed to satisfy all obligations to obtain insurance pursuant to this Section 6.6(c). Without limiting the Parent Entities’ obligations hereunder, at Parent’s request, the Company shall deliver a broker of record letter or similar instrument confirming that an insurance broker selected by Parent may act on the Company’s (or the Surviving Corporation’s) behalf with respect to acquiring the Reporting Tail Endorsement.

(d) In the event any Parent Entity or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of such Parent Entity or the Surviving Corporation, as the case may be, shall assume and succeed to the obligations set forth in this Section 6.6.

(e) If any Indemnified Party makes any claim for indemnification or advancement of expenses under this Section 6.6 that is denied by the Parent Entities or the Surviving Corporation, and a court of competent jurisdiction determines that the Indemnified Party is entitled to such indemnification or advancement of expenses, then the Parent Entities or the Surviving Corporation shall pay the Indemnified Party’s costs and expenses, including reasonable legal fees and expenses, incurred by the Indemnified Party in connection with pursuing his or her claims to the fullest extent permitted by law.

(f) The provisions of this Section 6.6 are intended to be in addition to the rights otherwise available to any Indemnified Party by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

6.7 Notification of Certain Matters. Prior to the Effective Time, the Parent Entities shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of (a) the occurrence, or failure to occur, of any event, which occurrence or failure to occur is reasonably likely to cause any representation or warranty of such Person contained in this Agreement to be untrue or inaccurate (i) in the case of any representation or warranty of the Company, in any manner that would result in the failure of the condition set forth in Section 7.3(a) or (ii) in the case of any representation or warranty of the Parent Entities, in any manner that would result in the failure of the condition set forth in Section 7.2(a), (b) any material breach by such Person (including in the case of the Company’s obligations under Section 6.1, any material breach by any Representative attributed to the Company pursuant to Section 6.1(i)) of any covenant or agreement set forth in this Agreement, (c) any written notice or other written communication from any Governmental Entity or counterparty to a Company Material Contract alleging that the consent of such Governmental Entity or such counterparty, as applicable, is required in connection with the Transactions, or (d) any actions, suits claims or proceedings commenced or, to its knowledge (in the case of the Company, the Company’s Knowledge), threatened in writing against such Person or any of its Subsidiaries that relate to the consummation of the Transactions. The parties hereto agree that (i) the Company’s compliance or failure to comply with this Section 6.7 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.3(b) has been satisfied; and (ii) the delivery of any notice pursuant to this Section 6.7 shall not, in and of itself, affect or be deemed to modify any representation or warranty in this Agreement or the conditions to the obligations of the parties to consummate the Transactions or the remedies available to the parties hereunder.

6.8 Employee Benefits Matters.

(a) Subject to the foregoing, for a period of one (1) year following the Effective Time (or, if shorter, the period of employment of the relevant Company Employee), the Parent Entities shall (solely with respect to the Company Employees employed by such Parent Entity and its Subsidiaries) provide, or shall cause to be provided, (i) to each Company Employee a base salary or wage rate and commissions and target annual cash bonus opportunities that are, in each case, no less favorable than the base salary or wage rates, commissions and target annual cash bonus opportunities (but excluding the value of annual equity awards and cash payments in lieu of (or with respect to) equity or equity-based awards) provided to such Company Employee immediately before the Effective Time, (ii) to each Company Employee other employee benefits (including the supplemental executive retirement plan, but excluding the Company ESPP, defined benefit pension, retiree medical, long-term incentive, or equity awards or cash payments in lieu of (or with respect to) equity or equity-based awards, severance, retention, change in control, transaction and similar one-time or special benefits) that are substantially comparable, in the aggregate, to the other benefits provided to such Company Employee immediately before the Effective Time and (iii) to each Company Employee who is then eligible for such benefits, the benefits set forth on Section 6.8(a) of the Company Disclosure Letter.

(b) For purposes of vesting, eligibility to participate and paid time off benefits (but not for accrual or level of benefits or vesting under any equity or equity-based arrangements) under the New Plans, each Company Employee shall, subject to applicable law and applicable tax qualification requirements, be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent as such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Employee Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, the Parent Entities shall use commercially reasonable efforts to provide (solely with respect to Company Employees employed by such Parent Entity and its Subsidiaries) that (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is of the same type as the Company Employee Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii) (A) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Company Employee, cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Company Employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plan of the Company or its Subsidiaries in which such Company Employee participated immediately prior to the Effective Time and (B) cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c) If any Company Employee (who is not otherwise a party to an employment agreement, offer letter or similar agreement or arrangement or any amendment or supplement of any of the foregoing, in each case that provides for a different treatment with respect to severance) whose employment is terminated on or prior to the first (1st) anniversary of the Effective Time under circumstances under which such Company Employee would have received severance benefits under the applicable Company Severance Policy, the applicable Parent Entities will cause the Surviving Corporation to provide that such Company Employee shall be entitled to severance benefits from the Surviving Corporation that are no less favorable than the severance benefits that would have been granted under such Company Severance Policy as in existence on the date of this Agreement and shall notify such Company Employee of such benefits in a manner consistent with the Company’s past practices prior to the date of this Agreement.

(d) From and after the Effective Time, the applicable Parent Entities shall cause the Surviving Corporation and its Subsidiaries to assume, in accordance with their terms, all obligations of the Company under contracts, agreements, arrangements, policies, plans and commitments of the Company and the Subsidiaries of the Company as in effect immediately prior to the date hereof and in the form provided to Parent prior to the date hereof that are applicable to any current or former employees or directors of the Company or any Subsidiary of the Company, including any employment, severance, and termination plans and agreements.

(e) With respect to each of the Company’s annual cash incentive plans (each, a “Company Incentive Plan”), for the fiscal year in which the Effective Time occurs, the Parent Entities shall, and shall cause their Subsidiaries (including the Surviving Corporation and its Subsidiaries) to, pay to each Company Employee who remains employed with any Parent Entity or any of its Subsidiaries (including the Surviving Corporation and its Subsidiaries) through the end of such fiscal year, at the same time or times that the Company or its applicable Subsidiary has customarily paid annual bonuses, but in no event later than March 15 immediately after the end of such fiscal year, a bonus for such fiscal year (“Annual Bonus”) that is equal to the Annual Bonus that such Company Employee is entitled to receive under the applicable Company Incentive Plan based on actual level of achievement of the applicable performance criteria for such fiscal year (as determined after giving appropriate effect to the Merger).

(f) All provisions contained in this Agreement with respect to employee benefit plans or employee compensation are included for the sole benefit of the respective parties hereto and shall not create any right (including any third-party beneficiary rights) in any other Person, including any employee or former employee of Company or any of its Subsidiaries or any participant or beneficiary in any Company Employee Plan. Nothing in this Agreement (i) shall create, amend, modify for any purpose, or terminate any Employee Benefit Plan or any other benefit or compensation plan, program agreement or arrangement; (ii) shall require the Parent Entities, the Surviving Corporation or any of their Subsidiaries to continue to employ any particular Company Employee following the Effective Time or to provide any right to a particular term or condition of employment, or (iii) except as provided in the foregoing clause (iii), shall be construed to prohibit the Parent Entities, the Surviving Corporation or any of their Subsidiaries from amending or terminating any Employee Benefit Plan in accordance with its terms or to amend or create any Employee Benefit Plan or any similar plan or agreement from the Parent Entities or their Affiliates. Notwithstanding anything in this Agreement to the contrary, persons employed by the Company or any of its Subsidiaries outside the United States or covered by Labor Agreements, shall be treated in accordance with applicable law and the terms of any applicable Labor Agreements covering them and to the extent required by the terms of any such Labor Agreement and requested by the union, the Parent Entities (solely with respect to such Parent Entity or its Subsidiaries) or their Affiliates shall assume such Labor Agreement.

(g) Prior to the Merger Closing, the Company and its Subsidiaries shall comply, in all material respects, with any notice, information, consultation, bargaining or similar obligations owed to any union, works council, or other labor organization which represents any Company Employees, under applicable law or Labor Agreement, in connection with the Transactions, and Parent shall reasonably cooperate with respect to the foregoing.

(h) Prior to the Closing, the Company shall use commercially reasonable efforts to take such actions that may be necessary or appropriate to effect the amendments to Company Employee Plans described on Section 6.08(h) of the Company Disclosure Letter.

6.9 State Takeover Laws. The Company and the Company Board shall not take any action that would cause any anti-takeover or other similar law to become applicable to restrict or prohibit the Merger or any other

Transactions. If any “fair price,” “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the Transactions, the parties hereto shall use their respective reasonable best efforts to (a) take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise take all such actions as are reasonably necessary to eliminate or, if unable to be eliminated, minimize the effects of any such statute or regulation on such transactions; provided that, the Parent Entities shall only be required to take any action pursuant to this Section 6.9 if they have received written notice from the Company regarding the applicability of such statute or regulation and the Company has requested in such written notice that the Parent Entities take specified actions to render such statute or regulation inapplicable.

6.10 Rule 16b-3. Prior to the Effective Time, the Company shall take all reasonable steps as may be reasonably required to cause any dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company and who would otherwise be subject to Rule 16b-3 promulgated under the Exchange Act to be exempt under such rule to the extent permitted by applicable law.

6.11 Financing.

(a) Each Parent Entity shall use, and shall cause their respective Affiliates to use, reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Financing on the terms and subject only to the conditions (including the market flex provisions set forth in the Redacted Fee Letters) set forth in the Financing Letters, including using reasonable best efforts to (i) maintain in effect and comply with the Financing Letters (other than any termination, amendment, supplement, modification or waiver that would not constitute a Prohibited Amendment), (ii) negotiate and enter into definitive agreements with respect to the Debt Financing and the Preferred Equity Financing in an amount necessary to pay the Required Financing Amount as and when due on the terms and subject only to the conditions (including the market flex provisions) set forth in the applicable Debt Commitment Letters and the Preferred Equity Commitment Letters, respectively, (iii) satisfy (and cause its Affiliates to satisfy) on a timely (taking into account the Marketing Period) basis all conditions applicable to the applicable Parent Entities and their respective Affiliates in the Financing Letters and the definitive agreements related thereto that are within their control (or, if necessary or deemed advisable by Parent, seek the waiver of conditions applicable to the applicable Parent Entities contained in any such Financing Letter or such definitive agreements related thereto), including preparing in a timely manner the pro forma financial statements required pursuant to (A) paragraph 10 of Exhibit E of the International Debt Commitment Letters, (B) paragraph 10 of Exhibit C of each of the U.S. Retail Debt Commitment Letters and (C) paragraph 8 of Exhibit B of the PropCo Commitment Letter, in each case as in effect as of the date hereof, (iv) consummate the Financing at or prior to the Initial Closing Date (in the case of the Financing contemplated by the Specialty Pharmacy Commitment Letters or to be funded on the Initial Closing Date under the Equity Funding Letters) or the Merger Closing Date (with respect to all other Financings), (v) enforce its rights under the Financing Letters and the definitive agreements related to such Financing and (vi) comply with its covenants and other obligations under the Financing Letters and the definitive agreements related to the Financing, including by depositing cash or an acceptable letter of credit as a “Special Reserve” with respect to the Financing described in the PropCo Commitment Letters. Without limiting the generality of the foregoing, (x) in the event that all conditions contained in the Financing Letters or the definitive agreements with respect thereto (other than the consummation of the Merger, those conditions that by their nature are to be satisfied or waived at the Initial Closing or the Merger Closing, as applicable, and those conditions the failure of which to be satisfied is attributable to a breach by any Parent Entity of its representations, warranties, covenants or agreements contained in this Agreement, and other than, with respect to the applicable Debt Financing, the availability of the applicable Equity Financing and the applicable Preferred Equity Financing, with respect to the applicable Preferred Equity Financing, the availability of the applicable Debt Financing and the applicable Equity Financing, and, with respect to the applicable Equity Financing, the availability of the applicable Debt Financing and the applicable Preferred Equity Financing) have been satisfied, each Parent Entity shall fully enforce the counterparties’ obligations under the Financing Letters and cause the

Equity Financing Sources to, and shall use reasonable best efforts to cause the Debt Financing Sources and the Preferred Equity Financing Sources to, comply with their respective obligations under the Financing Letters to fund an amount of Financing no less than the Required Initial Closing Amount on the Initial Closing Date and the Required Financing Amount on the Merger Closing Date and (y) on or prior to the earlier of (A) three (3) Business Days prior to the allocation of any component of the Debt Financing not denominated in U.S. dollars and (B) three (3) Business Days prior to the Merger Closing Date, the applicable Parent Entities shall use their reasonable best efforts to enter into foreign currency arrangements to hedge against the risk of changes in foreign currency rates with respect to such component of the Debt Financing to ensure continued access to the Required Financing Amount at the Merger Closing. No Parent Entity shall, and shall not permit any of its respective Affiliates to, take any action not otherwise required under this Agreement that is a breach of, or would result in termination of, any of the Financing Letters, each Parent Entity and the Equity Financing Sources shall not, without the prior written consent of the Company, agree to or permit any termination of or amendment, supplement or modification to be made to, or grant any waiver of any provision under, the Financing Letters or the definitive agreements relating to the Financing, if such termination, amendment, supplement, modification or waiver would, or would be reasonably likely to, (A) reduce (or could have the effect of reducing) the aggregate principal amount of any portion of the Financing (including by increasing the amount of fees to be paid or original issue discount) below the amount necessary to fund the Required Financing Amount, (B) adversely impact the ability of any Parent Entity, as applicable, to enforce its rights against other parties to the Financing Letters or the definitive agreements with respect to the Financing, or (C)(1) impose new or additional conditions precedent to the availability of the Financing or otherwise expand, amend or modify any of the conditions precedent to the Financing, or (2) otherwise expand, amend or modify any other provision of the Financing Letters in a manner that could reasonably be expected to delay, reduce or prevent or make less likely to occur the funding of the Financing (or satisfaction of the conditions to the Financing) on the Initial Closing Date or the Merger Closing Date, as applicable (taking into account the Marketing Period) (the amendments described in the foregoing clauses (A), (B), and (C), the “Prohibited Amendments”). Parent shall deliver to the Company true and complete copies of any amendment, modification, supplement, consent, waiver or replacement to or under any Financing Letter or the definitive agreements relating to the Financing promptly upon execution thereof other than any amendments or modifications to the terms that have been redacted under any Redacted Fee Letter.

(b) Each Parent Entity shall keep the Company informed on a current basis and in reasonable detail, upon reasonable request by the Company, of the status of its efforts to arrange the Debt Financing and the Preferred Equity Financing and provide to the Company drafts (reasonably in advance of execution) and thereafter complete, correct and executed copies of the material definitive documents for the Debt Financing and the Preferred Equity Financing. The Parent Entities shall give the Company prompt notice (i) of any actual, threatened or potential breach, default (or any event that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any default or breach), termination, cancellation or repudiation by any party to any of the Financing Letters or definitive documents related to the Financing of which any Parent Entity becomes aware, (ii) of the receipt of any written notice or other written communication from any Financing Source with respect to any (A) actual, threatened or potential breach, default, termination, cancellation or repudiation by any party to any of the Financing Letters or any definitive document related to the Financing of any provisions of the Financing Letters or any definitive document related to the Financing or (B) material dispute or disagreement between or among any parties to any of the Financing Letters or any definitive document related to the Financing with respect to the conditionality or amount of the Financing or the obligation to fund the Financing or the amount of the Financing to be funded at the Initial Closing Date or the Merger Closing, as applicable (but excluding ordinary course negotiations), (iii) of the occurrence of an event or development that could reasonably be expected to adversely impact the ability of the Parent Entities or Merger Sub to obtain all or any portion of the Required Financing Amount and (iv) if for any reason any Parent Entity believes in good faith that it will not be able to obtain all or any portion of the Financing on the terms or in the manner contemplated by the Financing Letters (taken as a whole) or the definitive documents related to such Financing, including if any Parent Entity has any reason to believe that it will be unable to satisfy (or obtain a waiver of), on a timely basis, any term or condition of any Financing Letter or any definitive document related to the foregoing; provided that in no event shall the Parent Entities or their Affiliates be under any obligation to disclose any information pursuant to clauses (i) through (iv) that would waive the protection of attorney-client or similar privilege if such party shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege. As soon as reasonably practicable, but in any event within two Business Days of the date the Company delivers to Parent or Merger Sub a written request, the applicable Parent Entities shall provide any information reasonably requested by the Company relating to any circumstance referred to in the immediately preceding sentence, subject to the limitations set forth therein. If any portion of the Debt Financing or the Preferred Equity Financing required to fund the Required Financing Amount becomes unavailable on the terms and conditions (including any applicable market flex provisions) contemplated by the Debt Commitment Letters or the Preferred Equity Commitment Letters, as applicable (other than as a result of the failure to satisfy the conditions set forth in Section 7.3), and alternative financing (so long as the terms thereof are of the type that would not constitute a Prohibited Amendment) or an increase in the applicable Equity Financing or the applicable Debt Financing or Preferred Equity Financing, as applicable, is not then made available in an amount equal to such portion, and such portion is required to fund the Required Financing Amount, Parent shall promptly notify the Company in writing and Parent and Merger Sub shall use their reasonable best efforts to arrange and obtain in replacement thereof, and negotiate and enter into definitive agreements with respect to, alternative financing from alternative sources in an amount sufficient to fund the Required Financing Amount in order to consummate the Transactions on terms and conditions (including market flex provisions) not materially less favorable, taken as a whole, to the Parent Entities (or their respective Affiliates) than the terms and conditions set forth in the Debt Commitment Letters or the Preferred Equity Commitment Letters, as applicable, as promptly as practicable following the occurrence of such event but no later than the final day of the Marketing Period (provided that such other terms and conditions would not reasonably be expected to (x) impose any new or additional conditions precedent to the availability of the Financing at the Initial Closing or the Merger Closing, as applicable, or (y) materially impair, prevent or delay the consummation of the Financing or the consummation of the Transactions); provided, that in no event will the reasonable best efforts of the Parent Entities be deemed or construed to require the Parent Entities or their Affiliates to (A) pay fees, interest rates or dividends applicable to the Financing in excess of those contained in the Debt Commitment Letters (including the market flex provisions) or Preferred Equity Commitment Letter, as applicable, or agree to “market flex” terms, less favorable to the Parent Entities than the corresponding market flex terms contained in or contemplated by the Debt Commitment Letters or (B) enter into any alternative financing terms the terms of which are materially less favorable to the Parent Entities than the terms contained in the Debt Commitment Letters or the Preferred Equity Commitment Letters, as applicable, on the date hereof (taken as a whole). In furtherance of and not in limitation of the foregoing, in the event that (1) any portion of the Debt Financing anticipated under the Debt Commitment Letters to be structured as a high yield bond financing is unavailable, regardless of the reason therefor, and such amount is not funded through a securities demand under the Debt Commitment Letters, (2) all conditions contained in Section 7.1 and Section 7.3 have been satisfied or waived (other than (x) any such conditions that by their nature are to be satisfied at the Initial Closing or the Merger Closing, as applicable, but subject to the satisfaction or waiver of such conditions at the Initial Closing or the Merger Closing, as applicable, and (y) those conditions the failure of which to be satisfied is attributable to a breach by Parent or Merger Sub of their representations, warranties, covenants or agreements contained in this Agreement) and (3) a bridge facility contemplated by the Debt Commitment Letters (or an alternative bridge facility or other financing obtained in accordance with this Section 6.11(b)) is available on the terms described in the Debt Commitment Letters, then the Parent Entities shall cause the applicable Debt Financing Sources to fund such bridge financing in accordance with the terms of the Debt Commitment Letters and the proceeds shall be used in lieu of the affected portion of the high yield bond financing. The Parent Entities shall deliver to the Company true and complete copies of all contracts, agreements or other arrangements (including Redacted Fee Letters) pursuant to which any such alternative source shall have committed to provide any portion of the Debt Financing. For purposes of this Section 6.11, (x) references to the “Financing” shall include the financing contemplated by the Financing Letters as permitted to be amended, modified, supplemented or replaced by this Section 6.11, (y) references to the “Debt Commitment Letters” and the “Preferred Equity Commitment Letters” shall include such documents as permitted to be amended, modified, supplemented or replaced by this Section 6.11 and (z) references to “Debt Financing” shall include the debt financing contemplated by the Debt Commitment Letters and references to “Preferred Equity Financing” shall include the preferred equity financing contemplated by the Preferred Equity Commitment Letters, in each case as permitted to be amended, modified, supplemented or replaced by this Section 6.11.

(c) Prior to the Merger Closing Date, the Company shall use its reasonable best efforts to provide, and to cause its Subsidiaries to provide, to the Parent Entities, in each case at Parent Entities’ sole cost and expense, such reasonable cooperation as is customary and reasonably requested by the Parent Entities in connection with the arrangement, syndication and consummation of the Debt Financing and the Preferred Equity Financing (provided that such request is made on reasonable notice and reasonably in advance of the Merger Closing), including using its (x) reasonable best efforts to (i) furnish the applicable Parent Entities (which the applicable Parent Entities may then furnish to their applicable Debt Financing Sources) (a) all Required Financial Information that is Compliant (and provide such Required Financial Information described in clause (a) of the definition thereof with respect to the fiscal years ended August 31, 2024 and 2023 that is Compliant as promptly as reasonably practicable after the date hereof and such Required Financial Information described in clause (a) of the definition thereof with respect to subsequent interim and annual periods that is Compliant as promptly as reasonably practicable after the end of the applicable period) and (b) all U.S. Retail Financial Statements as promptly as reasonably practicable, (ii) designate members of senior management of the Company to execute customary authorization letters with respect to the Required Financial Information included in a customary confidential information memorandum for a syndicated bank financing and cause management of the Company to participate in a reasonable number of meetings, presentations, road shows, sessions (upon reasonable request) with rating agencies, due diligence sessions, drafting sessions and sessions between senior management and the sources of the Debt Financing and the Preferred Equity Financing, (iii) provide reasonable and customary assistance with the preparation of materials for rating agency presentations, road shows, bank information memoranda, private placement memoranda, offering memoranda, and other customary marketing materials and provide reasonable cooperation with the due diligence efforts of the Debt Financing Sources to the extent reasonable and customary (and, to the extent applicable, subject to the limitations contained in Section 6.3 hereof), (iv) request the Company’s independent auditors to cooperate with Parent to obtain, consistent with customary practice, customary comfort letters (including “negative assurance” comfort and change period comfort) from the Company’s independent auditors as reasonably requested by the Debt Financing Sources in connection with any such Financing in the form of high yield bond financing and reasonably cooperate with the Company’s independent auditors in connection with the issuance of such comfort letters (including by executing customary management representation letters), (v) to the extent timely requested by the Parent Entities and required under any Debt Commitment Letter, to (A) cooperate with, and obtain documents reasonably requested by, the applicable Parent Entities or their Debt Financing Sources in order to facilitate the repayment in full of the existing indebtedness of the Company and its Subsidiaries (including the Company’s senior notes to the extent required under Section 6.18) and, if applicable, the release of related liens and related guarantees and any agreements evidencing subordination in connection therewith and the cash collateralization or replacement of all letters of credit outstanding thereunder (it being understood and agreed that the Parent Entities shall be responsible for any such cash collateralization or replacement of letters of credit, and payment of all other amounts specified in such documentation necessary to repay in full such indebtedness), including using reasonable best efforts to provide at least three (3) Business Days prior to the Merger Closing Date, drafts of the Payoff Letters and, if applicable, the related lien terminations and other instruments of discharge in customary form and substance, which for the avoidance of doubt, shall not be effective until the Effective Time, and (B) provide, at least three (3) Business Days prior to the Initial Closing Date or the Merger Closing Date, as applicable, all documentation and other information required by U.S., United Kingdom and European Union regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, the U.K. Proceeds of Crime Act and 31 C.F.R. §1010.230, relating to the Company or any of its Subsidiaries, in each case as reasonably requested by Parent at least ten (10) Business Days prior to the Initial Closing Date or the Merger Closing Date, as applicable, (vi) assist in the preparation, execution and delivery of definitive financing documents, including guarantee and collateral document and other customary documents as may be reasonably requested by the applicable Parent Entities and cooperate to facilitate the pledging of, granting of security interests in and obtaining perfection of any liens on, collateral in connection with the Debt Financing, but in no event shall any of the foregoing be effective until as of or after the Initial Closing or the Merger Closing, (vii) cooperate with the applicable Parent Entities, and take all corporate actions or other similar actions reasonably necessary to permit the consummation of the Financing, including customary resolutions, consents or approvals, but in no event shall any of the foregoing be effective until as of or after the Initial Closing (in the case of Shields Holdings and Shields LLC (as such terms are defined in Section 6.16 of the Company Disclosure Letter) and their Subsidiaries) or the Merger Closing (in the case of the Surviving Corporation and its Subsidiaries) (it being understood and agreed that all resolutions and actions shall be taken by the officers or board members of Shields Holdings and Shields LLC (as such terms are defined in Section 6.16 of the Company Disclosure Letter) and its Subsidiaries with effect immediately as of or after the Initial Closing in their capacities as such and by the officers or board members of the Surviving Corporation and its Subsidiaries with effect immediately as of or after the Effective Time in their capacities as such), (viii) assist the applicable Parent Entities in obtaining legal opinions from local outside counsel as reasonably requested by such applicable Parent Entities for financings similar to the Financing, (ix) (A) subject to Section 6.3, permit the Debt Financing Sources to evaluate the Company and its Subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements, (B) assist the Parent Entities in obtaining borrowing base certificates delivered under any existing “asset based” facilities of the Company and its Subsidiaries, (C) assist the Parent Entities in completing customary borrowing base certificates required in connection with the Debt Financing and cooperate with the Parent Entities to establish blocked account agreements and lock box arrangements in connection with the foregoing, none of which shall be effective earlier than the Effective Time, and (D) assist with, and permit representatives of the Debt Financing Sources to conduct, commercial field examinations, inventory and intellectual property appraisals, Phase I environmental assessments (excluding subsurface or other invasive environmental investigations) and an appraisal of the owned real property, and make audits and appraisals delivered for the purposes of any credit facility available to the applicable Parent Entities for purposes of their Financing, and (y) commercially reasonable efforts to assist the Parent Entities in benefiting from the existing lending relationships of the Company and the Company’s Subsidiaries. Notwithstanding the foregoing, such requested cooperation shall not be required if, (i) in the Company’s reasonable judgment, it unreasonably interferes with the ongoing business or operations of the Company and any of its Subsidiaries, (ii) it causes any representation or warranty in this Agreement to be breached, (iii) it causes the failure of any condition to the Initial Closing and/or the Merger Closing set forth in Article VII to be satisfied or otherwise causes any breach of this Agreement, the organizational documents of the Company or any Subsidiary or any law or any material Contract to which the Company, its Subsidiaries or any of their respective Affiliates is a party, (iv) it requires the Company, its Subsidiaries or any of their respective Affiliates to cause any director or officer to sign any certificate (including any solvency certificate) that would be effective prior to the Initial Closing or the Merger Closing, as applicable (it being understood and agreed it shall be the Parent Entities’ obligation to cause such certificates to be delivered by Persons in their capacities as officers or directors of Shields Holdings and Shields LLC (as such terms are defined in Section 6.16 of the Company Disclosure Letter) and their Subsidiaries as of or after the Initial Closing Date or as officers or directors of the Surviving Corporation and its Subsidiaries as of or after the Effective Time) or (v) it could reasonably be expected to cause any director, officer, employee or stockholder of the Company or any of its Subsidiaries to incur any personal liability. In no event shall the Company be required to provide Excluded Information. In no event shall the Company or any of its Subsidiaries be required to bear any cost or expense, pay any commitment or other fee, enter into any definitive agreement, incur any other liability or obligation, make any other payment or agree to provide any indemnity in connection with the Financing or any of the foregoing prior to the Effective Time. For the avoidance of doubt, none of the Company or its Subsidiaries or their respective officers, directors (with respect to any Subsidiary of the Company) or employees shall be required to execute or enter into or perform any agreement, authorization or other document or instrument with respect to the Financing contemplated by the Financing Letters that is not contingent upon the Initial Closing or the Merger Closing, as applicable, or that would be effective prior to the Initial Closing or the Merger Closing, as applicable, and no directors of the Company that will not be continuing directors, acting in such capacity, shall be required to execute or enter into or perform any agreement, or to pass any resolutions or consents, with respect to the Financing, except for any customary authorization letters pursuant to clause (ii) of the first sentence of this Section 6.11(c) or conditional notices of prepayment. The Parent Entities shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including (A) reasonable attorneys’ fees and (B) fees and expenses of the Company’s accounting firms engaged to assist in connection with the Financing) incurred by the Company or any of its Subsidiaries or any of their respective Representatives or agents in connection with the Financing, including the cooperation of the Company or any of its Subsidiaries or any of their respective Representatives contemplated by this Section 6.11 and the compliance by the Company or any of its Subsidiaries or any of their respective Representatives with its obligations under this Section 6.11 (including the preparation of the International Financial Statements and the U.S. Retail Financial Statements). The Parent Entities shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with or as a result of the Financing or any potential Financing by the Parent Entities or any actions or omissions by any of them in connection with any request by the Parent Entities hereunder and for any alleged misstatement or omission in any information provided hereunder at the request of the Parent Entities, including compliance by the Company or any of its Subsidiaries or any of their respective Representatives with its obligations under this Section 6.11, except (i) to the extent such losses, damages, claims, costs or expenses arise from information prepared or provided by the Company, its Subsidiaries or their respective Representatives (on behalf of the Company or its Subsidiaries) or Affiliates or (ii) to the extent such losses, damages, claims, costs or expenses arise from the gross negligence, bad faith or willful misconduct of, or material breach of this Agreement by, the Company, any of its Subsidiaries or their respective Representatives or Affiliates (as determined by a court of competent jurisdiction in a final and non-appealable judgment). The foregoing two sentences shall survive termination of this Agreement (this sentence and the foregoing two sentences, the “Cooperation Reimbursement Indemnity Provisions”). Nothing contained in this Section 6.11 or otherwise shall require the Company or any of its Subsidiaries to be an issuer or obligor with respect to the Debt Financing or the Preferred Equity Financing prior to the Effective Time.

(d) The Parent Entities shall, and shall cause their Affiliates to, refrain from taking, directly or indirectly, any action that would reasonably be expected to result in the failure of any of the conditions contained in the Financing Letters to fund the Financing on the Initial Closing Date or the Merger Closing Date, as applicable. The Parent Entities acknowledge and agree that, notwithstanding the Company’s obligations under Section 6.11(c), none of the obtaining of the Financing or any permitted alternative financing, the completion of any issuance of securities contemplated by the Financing, or the Company or any of its Subsidiaries having or maintaining any available cash balances is a condition to the Initial Closing or the Merger Closing, and reaffirm their obligation to consummate the Transactions irrespective and independently of the availability of the Financing or any permitted alternative financing, the completion of any such issuance, or the Company or any of its Subsidiaries having or maintaining any available cash balances subject to the applicable conditions set forth in Section 7.1 and Section 7.3.

(e) All non-public or otherwise confidential information regarding the Company obtained by the Parent Entities or their Representatives pursuant to clause (c) above shall be kept confidential in accordance with the Confidentiality Agreement; provided that, upon notice to the Company, the Parent Entities may provide such information to potential sources of capital and to rating agencies and prospective lenders and investors during syndication and marketing of the Debt Financing (including any permitted alternative financing) subject to customary confidentiality arrangements with such Persons regarding such information (including through a notice and undertaking in a form customarily used in confidential information memoranda for senior credit facilities). If, in connection with the marketing effort contemplated by any Debt Commitment Letter, the Parent Entities reasonably request that the Company files a Current Report on Form 8-K containing material non-public information regarding the Company or its International segment, which the Parent Entities reasonably desire to include in marketing materials (including offering memorandum) for the Debt Financing, the Company shall consider and discuss such request with the Parent Entities in good faith; provided that in no event shall the Company be required to file such Current Report on Form 8-K if it determines to not file such Current Report on Form 8-K after such good faith consideration and discussion (and shall have no liability hereunder in connection therewith).

(f) Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that (i) the Company’s breach of any of the covenants required to be performed by it under Section 6.15, Section 6.16 and/or this Section 6.11 shall not be considered a basis for the termination of this Agreement by the Parent Entities pursuant to Section 8.1 and (ii) the condition set forth in Section 7.3(b) as applied to the Company’s obligations under such Sections shall be deemed satisfied for all purposes (including Section 8.1) unless, in each case of clauses (i) and (ii), (x) the Parent Entities have provided the Company with notice in writing of such breach (with reasonable specificity as to the basis for any such breach) and the Company has not cured such breach, if any, within twenty (20) Business Days (provided that during the pendency of such breach, such breach, if any, may be taken into account in determining whether the condition set forth in Section 7.3(b) has been satisfied), and (y) either (1)(A) the Parent Entities are unable to obtain the proceeds of the Debt Financing or the Preferred Equity Financing at the Initial Closing or the Merger Closing, as applicable, as the result of such breach in any material respect under Section 6.15, Section 6.16 and/or this Section 6.11 and (B) such breach is the principal cause of the Parent Entities’ inability to obtain the proceeds of the Debt Financing or the Preferred Equity Financing or (2) (A) the Parent Entities’ are materially less likely to obtain the material Tax objectives of the Carveout Transactions after giving effect to the Closings as a result of such breach in any material respect of Section 6.15, Section 6.16 and (B) such breach is the principal cause of the outcome described in clause (2)(A).

(g) The Company hereby consents, on behalf of itself and its Subsidiaries, to the use of the Company’s and its Subsidiaries’ logos in connection with the Financing; provided that such logos are used in a manner that is not intended to, or reasonably likely to, harm or disparage the Company or its Subsidiaries or their respective reputation or goodwill.

6.12 Control of Operations. Without in any way limiting any party’s rights or obligations under this Agreement, (a) nothing contained in this Agreement shall give the Parent Entities, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time and (b) prior to the Effective Time, the Company shall exercise, subject to the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

6.13 Transaction Litigation. Prior to the Specified Time, in the event that any litigation related to this Agreement, the Merger or the other Transactions is brought by any stockholder of the Company or any holder of the Company’s other securities against the Company and/or its directors or officers, the Company shall promptly notify Parent of such litigation and shall keep Parent reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary herein (but subject to the following sentence), the Company shall have the right to control the defense, settlement and prosecution of any litigation related to this Agreement, the Merger or the other Transactions brought by any stockholder of the Company or any holder of the Company’s other securities against the Company and/or its directors or officers; provided that the Company shall give Parent the opportunity to participate (but not control), at Parent’s expense, in the defense of any such litigation and the Company shall consider in good faith Parent’s advice with respect to such litigation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not settle any such litigation without the prior written consent of Parent.

6.14 Preparation of Proxy Statement; Stockholders’ Meeting; and Schedule 13e-3.

(a) As promptly as reasonably practicable after the date of this Agreement, the Company shall (i) prepare (with the Parent Entities’ reasonable cooperation) and file with the SEC no later than three (3) Business Days after the No-Shop Period Start Date (subject to the Parent Entities’ reasonable cooperation in connection therewith) a proxy statement (as amended or supplemented from time to time, including the form of proxy card, the “Proxy Statement”) to be sent to the stockholders of the Company relating to the special meeting of the Company’s stockholders (the “Company Stockholders Meeting”) to be held to consider, among other matters, the adoption of this Agreement, (ii) jointly prepare with the Parent Entities and file with the SEC concurrently with the preparation and filing of the preliminary Proxy Statement, a Schedule 13e-3 Transaction Statement under Section 13(e) of the Exchange Act, including all required exhibits thereto (as amended or supplemented from time to time, the “Schedule 13e-3”) and (iii) set a record date for determining the stockholders entitled to notice of and to vote at the Company Stockholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith. Except to the extent that the Company Board shall have effected and not withdrawn a Company Board Recommendation Change in accordance with Section 6.1(g), no filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon which comments the Company will consider for inclusion in good faith. The Company will advise Parent promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or the Schedule 13e-3 or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide Parent with copies of any written communication from the SEC or any state securities commission and a reasonable opportunity to participate in the responses thereto. If, at any time prior to the Effective Time, any information relating to the Company or the Parent Entities, or any of their respective Affiliates, officers or directors, should be discovered by the Company or any Parent Entity that should be set forth in an amendment or supplement to the Proxy Statement or the Schedule 13e-3, as the case may be, so that the Proxy Statement or the Schedule 13e-3, as the case may be, would not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall promptly be filed with the SEC and, to the extent required under applicable law, disseminated to stockholders of the Company; provided that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any party hereunder or otherwise affect the remedies available hereunder to any party.

(b) As promptly as reasonably practicable following the Company’s receipt of notice from the SEC that the SEC has completed its review of the Proxy Statement (or, if the SEC does not inform the Company that it intends to review the Proxy Statement on or before the 10th calendar day following the filing of the preliminary Proxy Statement pursuant to Rule 14a-6 under the Exchange Act, as promptly as reasonably practicable following such 10th calendar day) and Schedule 13e-3, the Company, acting through the Company Board, shall duly call, give notice of, convene and hold the Company Stockholders Meeting for the purpose of obtaining the Company Stockholder Approval and, if applicable, the advisory vote required by Rule 14a-21(c) under the Exchange Act in connection therewith; provided, however, that the Company Board shall be permitted to adjourn, delay or postpone the Company Stockholders Meeting in accordance with applicable law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholders Meeting, (ii) if there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meetings or (iii) on one occasion to allow reasonable additional time to solicit additional proxies to the extent the Company Board or any committee thereof reasonably believes necessary in order to obtain the Company Stockholder Approval. Except to the extent that the Company Board shall have effected a Company Board Recommendation Change in accordance with Section 6.1(f), the Company, through the Company Board, shall (A) recommend to its stockholders that they adopt this Agreement and (B) include such recommendation in the Proxy Statement. Notwithstanding anything to the contrary herein, in no event shall the Company be required to disseminate the Proxy Statement prior to the fifth (5th) Business Day following the No-Shop Period Start Date.

6.15 Tax Information. The Company shall, and shall cause it Subsidiaries to, use reasonable best efforts to provide Parent as promptly as practicable, with the information listed in Section 6.15 of the Company Disclosure Letter and any other information reasonably requested by Parent that facilitates Parent’s determination of the Required Tax Information (as defined on Section 6.15 of the Company Disclosure Letter); provided, in each case, that such information is reasonably available to, or reasonably derivable by, the Company. The Cooperation Reimbursement Indemnity Provisions shall apply to this Section 6.15 with respect to the Company’s obligations hereunder, mutatis mutandis.

6.16 Carveout Transaction Matters. The Parent Entities and the Company shall, and shall cause their respective Affiliates to, take the actions and comply with the obligations set forth in Section 6.16 of the Company Disclosure Letter. The Cooperation Reimbursement Indemnity Provisions shall apply to this Section 6.16 with respect to the Company’s obligations hereunder, mutatis mutandis; provided that, if the Merger Closing does not occur, the Parent Entities’ obligations pursuant to the Cooperation Reimbursement Indemnity Provisions shall be limited to (i) all reasonable and documented out-of-pocket costs and expenses (including (A) reasonable attorneys’ fees and (B) fees and expenses of the Company’s accounting firms engaged to assist in connection with the Carveout Transactions) incurred by the Company or any of its Subsidiaries or any of their respective Representatives or agents in connection with the Carveout Transactions and (ii) indemnifying and holding harmless the Company and its Subsidiaries for any incremental net cash taxes incurred as a result of effecting the transactions pursuant to the Boots Plan (as defined in Section 6.16 of the Company Disclosure Letter) or, if the Real Estate Election (as defined in Section 6.16 of the Company Disclosure Letter) is made, the transactions described in Step III.b. of Section 6.16 of the Company Disclosure Letter in the taxable year in which such transactions were effected.

6.17 Repatriation. Parent may periodically request from the Company, and the Company will use its reasonable best efforts to provide (but not more often than monthly), an estimate of the amount of cash that it believes could be repatriated by the Company as of a Merger Closing Date estimated by Parent in good faith, understanding that such amounts are only an estimate, that actual amounts may vary from such estimates and that the Company shall not be liable for any such variances. Not less than twenty (20) Business Days prior to the Merger Closing, Parent may request in writing to the Company (the “Repatriation Notice”) that the Company and its wholly owned Subsidiaries use their reasonable best efforts to cooperate to transfer from any jurisdiction located outside of the United States (the “Repatriation Jurisdictions”) legally or contractually unrestricted cash balances held in commercial bank accounts in the name of the Company or such wholly owned Subsidiary to accounts in the name of the Company or a wholly owned Subsidiary located in the United States (the terms “Repatriation”; and “Repatriate” shall have a correlative meaning) effective as of the Effective Time. The Repatriation Notice shall specify the Repatriation Jurisdictions that Parent would like the Company to repatriate cash from and Parent’s good faith estimate of the Merger Closing Date. The Company will review the Repatriation Notice and send to Parent, as promptly as practicable after the receipt thereof (and in any event within five (5) Business Days), a written response setting forth the following information with respect each Repatriation Jurisdiction (the “Repatriation Response”): (a) the amount of cash in each Repatriation Jurisdiction that the Company believes could be reasonably Repatriated, taking into account (i) Parent’s estimate of the Merger Closing Date, (ii) the amount of cash reasonably needed in such Repatriation Jurisdiction to operate the business in the ordinary course and meet working capital requirements in such Repatriation Jurisdiction, (iii) applicable law, including those relating to solvency, adequate surplus, similar capital adequacy tests, corporate benefit, financial assistance, distributable reserves and directors’ duties, and (iv) any estimated Taxes or fees and expenses to be paid in such Repatriation Jurisdiction in connection with the Repatriation, (b) the estimated costs and expenses that would be incurred by the Company and its Subsidiaries in connection with the Repatriation, including estimated Taxes that would be payable in connection with such Repatriation and the estimated fees and expenses of counsel and accountants in connection with any such Repatriation (collectively, the “Estimated Costs”) and (c) the amount of time that the Company estimates it would take for the Repatriation to be completed in each such Repatriation Jurisdiction identified in the Repatriation Notice; provided that, in each case it is understood that such amounts and other information in any Repatriation Response are only estimates, that actual amounts and timing may vary from such estimates and that the Company shall not be liable for any such variances. The Company shall not unreasonably deny a request for repatriation set forth in a Repatriation Notice. Within five (5) Business Days following delivery of the Repatriation Response, Parent shall notify the Company in writing whether or not Parent wishes for the Company to consummate as of the Effective Time any or all of the Repatriations set forth in the Repatriation Response (including the amount of any such Repatriation, subject to increases or decreases of such amounts by the Company based on the amount of unrestricted cash actually available at the time of Repatriation as reasonably determined by the Company) (the “Repatriation Confirmation”) and if Parent requests any such Repatriation, confirming with respect to each such Repatriation, (x) that it approves of the Company and its Subsidiaries taking the actions reasonably necessary in the Company’s sole judgment to effect such Repatriation and (y) that it approves of the Company incurring the Estimated Costs (and any additional costs as may be reasonably incurred in connection with the Repatriation). Parent shall indemnify and hold harmless the Company, its Subsidiaries and its and their Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, Taxes (including loss of tax attributes) and penalties suffered or incurred by them in connection with the Repatriation, including any action taken in accordance with this Section 6.17 and including the Estimated Costs (and any additional costs). Without limitation of the Company’s obligations set forth in Section 6.11, the Parties agree and acknowledge that (1) the Company’s compliance or failure to comply with this Section 6.17 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.3(b) shall have been satisfied with respect to performance in all material respects with this Section 6.17, (2) upon satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in Section 1.3, Section 7.1, Section 7.2 and Section 7.3 and completion of the Marketing Period, the Initial Closing will proceed in accordance with Section 1.3 and upon satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in Section 7.4, the Merger Closing will proceed in accordance with Section 1.3, in each case, notwithstanding the status of any Repatriation, (3) the Parent Entities’ sole remedy for the Company’s breach of this Section 6.17 shall be specific performance (and the Company acknowledges and agrees that such remedy shall be available against it) and (4) no action taken by the Company prior to the Merger Closing pursuant to this Section 6.17 shall in and of itself be a breach of any representation, warranty or covenant included in this Agreement. Nothing in this Section 6.17 shall require any action that would conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents or any applicable laws, result in, prior to the Effective Time, the contravention of, or that would reasonably be expected to result in, prior to the Effective Time, a violation or breach of, or default under, any contract to which the Company or any of its Subsidiaries is a party.

6.18 Treatment of Certain Notes.

(a) At the Effective Time, Parent shall cause the Surviving Corporation under any of the then outstanding Existing Notes to comply with all of the terms and conditions of the then outstanding Existing Notes and the applicable Indentures, including, to the extent required by the terms and conditions of any of the then outstanding Existing Notes or the applicable Indentures, causing the Surviving Corporation under any series of Existing Notes to obtain and deliver officers’ certificates and opinions of counsel stating that the Merger and the other Transactions comply with the applicable Indentures.

(b) If reasonably requested by Parent in writing and at Parent’s expense, the Company shall use commercially reasonable efforts to commence, as promptly as practicable following receipt of such request or at any other commercially practicable time specified by Parent in such request, one or more offers to purchase any or all of the outstanding aggregate principal amount of the Existing Notes at such price(s) specified by Parent in such request or otherwise reasonably acceptable to Parent and on such other terms and conditions as are reasonably acceptable to the Company and Parent (each, a “Debt Tender Offer”) and Parent shall assist the Company in connection therewith; provided that (x) the consummation of each such Debt Tender Offer shall be conditioned upon the occurrence of the Merger Closing, (y) unless otherwise specified by Parent, each such Debt Tender Offer shall be consummated substantially concurrently with the Merger Closing and (z) each such Debt Tender Offer may be accompanied by a consent solicitation to amend the applicable Indentures. The Company shall use commercially reasonable efforts to, and shall use commercially reasonable efforts to cause its Representatives to, provide all cooperation reasonably requested by Parent in connection with the Debt Tender Offer, including adopting any corporate authorizations that are reasonable and necessary for the Debt Tender Offer. Upon closing of any Debt Tender Offer and in accordance with the terms of such Debt Tender Offer, the Surviving Corporation shall accept for purchase and purchase any Existing Notes properly tendered and not properly withdrawn in such Debt Tender Offer using funds provided or caused to be provided by Parent. Parent hereby covenants and agrees to provide (or to cause to be provided) immediately available funds to the Company for the full payment at the closing of any Debt Tender Offer of all Existing Notes properly tendered and not properly withdrawn to the extent required pursuant to the terms of such Debt Tender Offer.

(c) If reasonably requested by Parent in writing and at Parent’s expense, the Company shall, in accordance with the applicable redemption provisions of the applicable series of Existing Notes and the applicable Indenture, use commercially reasonable efforts to (A) promptly (or at any other commercially practicable time specified by Parent in such request) issue a conditional notice of optional redemption for all of the outstanding aggregate principal amount of such series of Existing Notes, pursuant to the redemption provisions of such series of Existing Notes and the applicable Indenture, (B) take any other actions reasonably requested by Parent to facilitate the satisfaction and discharge of such series of Existing Notes pursuant to the satisfaction and discharge provisions of the applicable Indenture and the other provisions of the applicable Indenture applicable thereto and (C) cause its Representatives to provide all cooperation reasonably requested by Parent in connection therewith; provided that (x) the consummation of any such redemption or satisfaction and discharge shall be conditioned upon the occurrence of the Merger Closing and (y) unless otherwise specified by Parent, each such redemption or satisfaction and discharge shall be consummated substantially concurrently with the Merger Closing. The redemption and satisfaction and discharge of any series of Existing Notes pursuant to the preceding sentence are referred to collectively as the “Discharge” of such series of Existing Notes. Parent hereby covenants and agrees to provide (or to cause to be provided) immediately available funds to the Company for the full payment at the closing of any redemption or satisfaction and discharge of any series of Existing Notes to the extent required pursuant to the redemption or satisfaction and discharge provisions of the applicable series of Existing Notes and the applicable Indenture.

(d) Parent shall prepare all necessary and appropriate documentation in connection with any Debt Tender Offer, including the offer to purchase, related letter of transmittal, and other related documents (collectively, the “Offer Documents”), and provide the Company and its counsel with an opportunity to comment and make reasonable changes to such documents a reasonable period of time prior to the commencement of such Debt Tender Offer and Parent shall consider in good faith any comments of the Company and its counsel. Parent and the Company shall reasonably cooperate with each other in the preparation of the Offer Documents; provided that the Company shall not be required to furnish any certificates, legal opinions or negative assurance letters in connection with any Debt Tender Offer. The Offer Documents (including all amendments or supplements) and all mailings to the holders of the Existing Notes in connection with any Debt Tender Offer shall be subject to the prior review of, and comment by, the Company and Parent and shall be reasonably acceptable to each of them. If at any time prior to the completion of any Debt Tender Offer any information in the Offer Documents should be discovered by the Company, on the one hand, or Parent, on the other, which should be set forth in an amendment or supplement to the Offer Documents, so that the Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, the party that discovers such information shall use commercially reasonable efforts to promptly notify the other party, and an appropriate amendment or supplement prepared by the Parent Entities describing such information shall be disseminated by or on behalf of the Company to the holders of the Existing Notes subject to such Debt Tender Offer. Notwithstanding anything to the contrary in this Section 6.18(d), the Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable law to the extent such laws are applicable in connection with the any Debt Tender Offer and such compliance will not be deemed a breach hereof.

(e) In connection with any Debt Tender Offer, Parent may select one or more dealer managers, information agents, depositaries and other agents, in each case as shall be reasonably acceptable to the Company, to provide assistance in connection therewith and the Company shall enter into customary agreements (including indemnities) with such parties so selected; provided that the Company shall not be responsible for the delivery of any certificates, legal opinions or negative assurance letters with respect thereto. Parent shall pay the fees and out-of-pocket expenses of any dealer manager, information agent, depositary or other agent retained in connection with any Debt Tender Offer upon the incurrence of such fees and out-of-pocket expenses or as otherwise specified in the applicable agreements with such managers, information agents, depositaries or other agents.

(f) Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs, fees and expenses incurred by or on behalf of the Company in connection with the Company’s compliance with its obligations under this Section 6.18, including all reasonable and documented out-of-pocket costs, fees and expenses incurred by or on behalf of the Company in connection with any Debt Tender Offer or Discharge in respect of any series of Existing Notes (including any reasonable and documented out-of-pocket costs, fees and expenses incurred in connection with the preparation or distribution of any Offer Documents or other documents related thereto). Parent shall indemnify and hold harmless the Company and its Representatives from and against any and all losses, damages, claims, costs or liabilities incurred by any of them in connection with any action taken by them pursuant to this Section 6.18 with respect to any Debt Tender Offer or Discharge; provided, however, that Parent shall not have any obligation to indemnify and hold harmless any such party or person to the extent such losses, damages, claims, costs or liabilities result from the Company’s or its Representatives’ fraud, willful misconduct or gross negligence or are directly attributable to the information provided by the Company or its Representatives on the Company’s behalf for use in connection with such Debt Tender Offer or Discharge that is finally determined by a court of competent jurisdiction to have contained a material misstatement or omission.

(g) Without limitation of the Company’s obligations set forth in Section 6.11, the Parties agree and acknowledge that (i) the Company’s compliance or failure to comply with this Section 6.18 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.3(b) shall have been satisfied with respect to performance in all material respects with this Section 6.18, (ii) upon satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in Section 1.3, Section 7.1, Section 7.2 and Section 7.3 and completion of the Marketing Period, the Initial Closing will proceed in accordance with Section 1.3 and upon satisfaction or waiver (to the extent permitted hereunder and by applicable law) of the conditions set forth in Section 7.4, the Merger Closing will proceed in accordance with Section 1.3, in each case, notwithstanding the status of any Debt Tender Offer or Discharge and (iii) no action taken by the Company prior to the Merger Closing at the written request or direction of Parent pursuant to any Debt Tender Offer or Discharge shall be a breach of any representation, warranty or covenant included in this Agreement. In addition, nothing in this Section 6.18 shall require any action that would conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents or any laws, result in, prior to the Effective Time, the contravention of, or that would reasonably be expected to result in, prior to the Effective Time, a violation or breach of, or default under, any contract to which the Company or any of its Subsidiaries is a party, or jeopardize protections afforded the Company under the attorney-client privilege or the attorney work product doctrine.

6.19 Merger Sub Stockholder Consent. Parent, in its capacity as the sole stockholder of Merger Sub, shall, immediately following the execution and delivery of this Agreement, deliver or cause to be delivered the irrevocable written consent of the sole stockholder of Merger Sub adopting this Agreement in accordance with the DGCL and the organizational documents of Merger Sub.

6.20 Other Agreements.

(a) At or immediately prior to the Initial Closing, (i) Parent and the other Parent Entities party to the DAP Rights Agreement will execute and deliver, (ii) such Parent Entities will cause the DAP Right Rights Agent and its applicable representative on the Sale Committee to execute and deliver, (iii) the Company will execute and deliver and (iv) the Company will cause the applicable members of the Sale Committee and Shareholders Representative to execute and deliver, the DAP Rights Agreement, subject to any changes to the form DAP Rights Agreement attached hereto as Exhibit A that are requested by the DAP Right Rights Agent and approved prior to the Effective Time by Parent and the Company (which approval shall not be unreasonably withheld, conditioned or delayed); provided that the DAP Rights Agreement shall not become effective until the Effective

Time. Parent and the Company shall cooperate to ensure that the DAP Rights are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” laws.

(b) Other than this Agreement, the DAP Rights Agreement, the Voting Agreement, the Reinvestment Agreement and the Interim Investors Agreement (and any Contract relating to post-Merger Closing arrangements entered into as expressly contemplated in the Interim Investors Agreement, in each case that does not (x) impact the conditionality or amount of the Reinvestment and would not reasonably be expected to prevent, impair or delay the consummation of the Reinvestment or (y) relate to the Sale Committee Matters), or with the Company’s prior written consent, no Parent Entity shall (and each shall cause its Affiliates and Representatives not to) enter into any contract, agreement or other arrangement or understanding or commit to enter into any contract, agreement or other arrangement or understanding between any Parent Entity or any of their Affiliates, on the one hand, and any Specified Holders or any of their respective Affiliates, on the other hand, including with respect to voting or acting by any member of the Sale Committee (in such member’s capacity as such) or with respect to any action to be taken or not taken by the Sale Committee (the “Sale Committee Matters”). Other than this Agreement, the DAP Rights Agreement, the Voting Agreement, the Reinvestment Agreement and the Interim Investors Agreement (and any Contract relating to post-Merger Closing arrangements entered into as expressly contemplated in the Interim Investors Agreement, in each case that does not (x) impact the conditionality or amount of the Reinvestment and would not reasonably be expected to prevent, impair or delay the consummation of the Reinvestment or (y) relate to the Sale Committee Matters), or with the Company’s prior written consent, no Parent Entity shall (and each shall cause its Affiliates and Representatives not to) enter into any contract, agreement or other arrangement or understanding or commit to enter into any contract, agreement or other arrangement or understanding (i) between any Parent Entity, the Equity Financing Sources or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board (other than the individual set forth on Section 4.10 of the Parent Disclosure Letter), on the other hand, or (ii) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or approve the Merger or agrees to vote against any Superior Proposal.

(c) Prior to the Initial Closing Date, in connection with the execution of the DAP Rights Agreement by each of Parent and the Company, (a) the Company shall designate an individual to be the Shareholder Member under the DAP Rights Agreement, which individual shall be a member of the Company Board immediately prior to the Initial Closing Date, and (b) Parent shall designate an individual to serve as the Parent Member under the DAP Rights Agreement.

(d) On or prior to the Initial Closing Date, the Company shall deliver to Parent a duly executed certificate from the Company, dated as of the Initial Closing Date stating that the Company is not and has not been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code and the Treasury Regulations promulgated thereunder during the applicable period specified in Section 897(c)(1)(A) of the Code ending on the Merger Closing Date, in the form and substance required under Treasury Regulations Section 1.897-2(h), and a notice to the Internal Revenue Service in accordance with Treasury Regulations Section 1.897-2(h), in each case, in the form attached hereto as Exhibit E.

(e) At or immediately prior to the Merger Closing, the Company and its Subsidiaries shall contribute or otherwise transfer an amount in cash equal to the Funding Capacity to the DAP Issuer. To the extent the Company and its Subsidiaries do not contribute or otherwise transfer at or immediately prior to the Closing an amount in cash equal to the Funding Capacity to the DAP Issuer, the Topco holding the U.S. retail pharmacy segment of the Company shall contribute or otherwise transfer, in cash, any such remaining unfunded Funding Capacity to the DAP Issuer concurrently with the Closing, on terms agreed prior to the Closing by Parent and the Company.

(f) Following the date hereof, Parent and the Company shall take the actions set forth in Section 6.20(f) of the Company Disclosure Letter.

6.21 Joinders. As promptly as practicable (and in any event within 30 days) following the date hereof, Parent shall (and it shall cooperate with the Equity Financing Sources and their other Affiliates, as applicable, to) cause the Equity Financing Sources to cause each Topco and each Affiliate of Parent (other than the Equity Financing Sources) who becomes a party to any Financing Letter to (i) be formed and (ii) enter into a joinder to this Agreement, in form and substance reasonably satisfactory to the Company. Upon execution and delivery of each such joinder, the applicable Parent Entity shall have agreed to be bound by, and to perform the obligations of the Parent Entities to the same extent as if such Parent Entity were a party, to this Agreement upon the execution of this Agreement on the date hereof.

ARTICLE VII

CONDITIONS TO THE CLOSINGS

7.1 Conditions to Each Party’s Obligation to Effect the Initial Closing. The respective obligations of each party hereto to effect the Initial Closing shall be subject to the satisfaction (or written waiver, if permissible under applicable law, by Parent (on behalf of each Parent Entity) and the Company) at or prior to the Initial Closing of the following conditions:

(a) the Company Stockholder Approval shall have been obtained;

(b) (i) the waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or early termination thereof shall have been granted and no commitment to or agreement (in each case in compliance with Section 6.4(b)) with a Governmental Entity not to consummate the Transactions shall be in effect, (ii) the filings, approvals, clearances, expirations of waiting periods under Antitrust Laws, Foreign Investment Laws and the FSR, or issuance of new authorizations, permits, licenses or franchises, including Specified Company Permits, in each case as set forth in Section 7.1(b)(ii) of the Company Disclosure Letter shall have occurred or been obtained (as applicable); and (iii) all filings under the Healthcare Notification Laws set forth in Section 7.1(b)(iii) of the Company Disclosure Letter shall have been completed and the approvals, clearances or expirations of waiting periods applicable to the consummation of the Transactions shall have occurred or been obtained (as applicable); and

(c) No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Transactions illegal or otherwise prohibiting, restraining, preventing or enjoining consummation of the Transactions; provided, however, that, for purposes of Section 8.1(c) and Section 8.1(j)(i), the Parent Entities shall not be permitted to rely on the failure of the condition set forth in this Section 7.1(c) to be met if any of the transactions specific to the Carveout Transactions has been the principal cause of such order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation (and, therefore, the Parent Entities’ inability to obtain the proceeds of the Debt Financing or the Preferred Equity Financing).

7.2 Conditions to the Obligations of the Company to Effect the Initial Closing. The obligation of the Company to effect the Initial Closing is also subject to the satisfaction, or written waiver, if permissible under applicable law, by the Company, prior to the Initial Closing of the following conditions:

(a) the representations and warranties of the Parent Entities contained in this Agreement that (i) are not made as of a specific date shall be true and correct as of the Initial Closing, as though made as of the Initial Closing, and (ii) are made as of a specific date shall be true and correct as of such date, in each case, except where the failure of such representations or warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth in such representations and warranties) is not reasonably likely to have a Parent Material Adverse Effect;

(b) each of the Parent Entities shall have performed in all material respects its covenants and obligations required to be performed by it under this Agreement prior to the Initial Closing;

(c) the Company shall have received a certificate, dated the Initial Closing Date, signed by an executive officer of Parent certifying as to the matters set forth in Section 7.2(a) and Section 7.2(b).

7.3 Conditions to the Obligations of the Parent Entities to Effect the Initial Closing. The obligation of the Parent Entities to effect the Initial Closing is also subject to the satisfaction, or written waiver, if permissible under applicable law, by Parent (on behalf of each Parent Entity), prior to the Initial Closing of the following conditions:

(a) (i) the representations and warranties of the Company contained in the first sentence of Section 3.7 shall be true and correct in all respects as of the date hereof and as of the Initial Closing Date, as though made as of the Initial Closing Date; (ii) the representations and warranties of the Company contained in the third and fourth sentences of Section 3.2(a) and in the first and second sentences of Section 3.2(c) (in each case, solely with respect to the Company and not its Subsidiaries) shall be true and correct in all respects as of the date hereof and the Initial Closing Date, as though made as of the Initial Closing Date (other than any such representation or warranty that is made as of a specific date, which need only be true and correct in all respects as of such date), except for de minimis inaccuracies; (iii) the representations and warranties of the Company contained in Section 3.1, Section 3.2(a) (other than the third and fourth sentences, which are subject to clause (ii) above), the first sentence of Section 3.2(b), the first and second sentences of Section 3.2(c) (in the case of the first and second sentences of Section 3.2(c), only with respect to the Company’s material subsidiaries and only to the extent that any failure to be true and correct in all material respects with respect to such material subsidiaries would result in material economic harm), Section 3.4(a), Section 3.19 and Section 3.20 shall be true and correct in all material respects (other than any such representation or warranty that is qualified by “materiality” or “Company Material Adverse Effect,” which shall be true and correct in all respects) as of the Initial Closing Date, as though made on and as of the date hereof and the Initial Closing Date (other than any such representation or warranty that is made as of a specific date, which need only be true and correct in all material respects as of such date) and (iv) all other representations and warranties of the Company contained in this Agreement shall be true and correct as of the Initial Closing Date, as though made as of the Initial Closing Date (other than any such representation or warranty that is made as of a specific date, which need only be true and correct as of such date), except where the failure of such representations or warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth in such representations and warranties) is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect;

(b) the Company shall have performed in all material respects its covenants and obligations required to be performed by it under this Agreement prior to the Initial Closing Date;

(c) since the date of this Agreement, there has not been any effect, change, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect;

(d) Parent shall have received a certificate, dated the Initial Closing Date, signed by an executive officer of the Company certifying as to the matters set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c); and

(e) Parent shall have received the financial statements described in paragraph 9 of Exhibit C of each of the U.S. Retail Debt Commitment Letters as in effect on the date hereof (the “U.S. Retail Financial Statements”) and any financial information and data derived from the historical books and records of the Company and its Subsidiaries reasonably requested by Parent in writing reasonably in advance of the Initial Closing Date to the extent necessary to permit Parent to prepare the pro forma financial statements required pursuant to paragraph 10 of Exhibit C of each of the U.S. Retail Debt Commitment Letters as in effect as of the date hereof; provided that the Company shall have no obligation to prepare any such pro forma financial statements; provided that in no event shall the foregoing be deemed to include or shall the Company otherwise be required to provide Excluded Information;

7.4 Additional Conditions to the Merger Closing.

(a) The respective obligations of each party hereto to effect the Merger Closing shall be subject to the satisfaction (or written waiver, if permissible under applicable law, by Parent (on behalf of the Parent Entities) and the Company) at or prior to the Effective Time of the following condition:

(i) the Initial Closing shall have been consummated.

(b) The obligation of the Parent Entities to effect the Merger Closing is subject to the satisfaction, or written waiver, if permissible under applicable law, by Parent (on behalf of each Parent Entity), prior to the Effective Time of the following conditions:

(i) the satisfaction of the condition in Sections 7.3(a)(ii) and (iii), substituting “Merger Closing Date” for all references to the “Initial Closing Date”;

(ii) since the Initial Closing, there has not been any effect, change, event, occurrence or development that, individually or in the aggregate, constituted, or would be reasonably expected to constitute, a Company Material Adverse Effect;

(iii) since the Initial Closing, the Company shall have complied in all material respects with its obligations pursuant to Section 5.1(b); and

(iv) Parent shall have received a certificate on the Merger Closing Date, dated the Merger Closing Date and signed by an executive officer of the Company, certifying as to the matters set forth in Section 7.4(b)(i), Section 7.4(b)(ii) and Section 7.4(b)(iii).

(c) The obligation of the Company to effect the Merger Closing is subject to the satisfaction, or written waiver, if permissible under applicable law, by the Company, prior to the Effective Time of the following conditions:

(i) the satisfaction of the condition in Sections 7.2(a), substituting “Merger Closing Date” for all references to the “Initial Closing Date”;

(ii) since the Initial Closing, Parent shall have complied in all material respects with its obligations pursuant to Section 6.11, Section 6.18 and Section 6.20(b); and

(iii) the Company shall have received a certificate on the Merger Closing Date, dated the Merger Closing Date and signed by an executive officer of Parent, certifying as to the matters set forth in Section 7.4(c)(i) and Section 7.4(c)(ii).

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1 Termination. This Agreement may be terminated and the Merger may be abandoned (with respect to Sections 8.1(b) through 8.1(j), by written notice by the terminating party to the other party) (with any termination by Parent also being an effective termination by each other Parent Entity):

(a) by mutual written consent of Parent (on behalf of the Parent Entities) and the Company at any time prior to the Merger Closing;

(b) by either Parent or the Company if the Initial Closing shall not have occurred by 11:59 p.m., New York City time, on March 6, 2026 (the “Outside Date”); provided, that if as of the Outside Date any of the conditions set forth in Section 7.1(c) (solely to the extent such condition has not been satisfied due to an order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation relating to any Antitrust Laws, Foreign Investment Laws, Specified Company Permits, Healthcare Notification Laws or the FSR) or Section 7.1(b) shall not have been satisfied or waived, the Outside Date shall be automatically extended until 11:59 p.m., New York City time, on June 6, 2026, and such date, as extended, shall be the “Outside Date” for all purposes of this Agreement; provided further that the right to terminate this Agreement pursuant to this Section 8.1(b) shall (i) not be available to any party (treating Parent and Merger Sub as one party for this purpose) hereto if the failure of such party to fulfill, in any material respect, any obligation under this Agreement has been a principal cause of or principally resulted in the failure of the Initial Closing to occur on or before the Outside Date and (ii) be subject to the proviso set forth in Section 8.1(j); provided, further, that (A) if the Marketing Period shall have commenced on or prior to the Outside Date but not been completed by the date that is three (3) Business Days prior to the Outside Date, but all other conditions to the Initial Closing (other than those conditions that by their nature are to be satisfied at the Initial Closing) have been satisfied or, to the extent permitted by law, waived, then the Outside Date shall be extended to the third (3rd) Business Day following the final day of the Marketing Period, and such date shall become the Outside Date for purposes of this Agreement and (B) if the Marketing Period shall have commenced on or prior to the Outside Date but not been completed by the date that is three (3) Business Days prior to the Outside Date and would subsequently be deemed not to have commenced under clause (C) of the first proviso set forth in the definition of “Marketing Period” solely as a result of any Required Financial Information being not Compliant by virtue of becoming stale on or prior to the date that would otherwise be the Outside Date, the Outside Date may be extended (or further extended) by either the Company or Parent (on behalf of the Parent Entities) for a period of up to 45 days by written notice to the other party at least one Business Day prior to the Outside Date;

(c) by either Parent or the Company at any time prior to the Initial Closing if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree, judgment, injunction or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining, preventing or otherwise prohibiting the consummation of the Transactions; provided, however, that a party hereto shall not be permitted to terminate this Agreement pursuant to this Section 8.1(c) if the material breach by such party of any of its obligations under Section 6.4 has been a principal cause of or principally resulted in the issuance of any such order, decree, ruling or the taking of such other action; provided, further, that the Parent Entities shall not be permitted to rely on the failure of the condition set forth in this Section 7.1(c) to be met if any of the transactions specific to the Carveout Transactions has been a principal cause of or principally resulted in such order, executive order, stay, decree, judgment or injunction (temporary, preliminary or permanent) or statute, rule or regulation (and, therefore, the Parent Entities’ inability to obtain the proceeds of the Debt Financing or the Preferred Equity Financing).

(d) by Parent or the Company if the Company Stockholder Approval shall not have been obtained at the Company Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken;

(e) by Parent, prior to the Effective Time, if the Company Board shall have effected a Company Board Recommendation Change;

(f) by the Company, at any time prior to receipt of the Company Stockholder Approval, in order to enter into a definitive agreement providing for a Superior Proposal in accordance with the terms and conditions of Section 6.1; provided that any purported termination of this Agreement pursuant to this Section 8.1(f) shall be null and void if the Company does not, prior to or concurrently with the termination of this Agreement, pay Parent the Company Termination Fee contemplated by Section 8.3(b)(ii);

(g) by Parent, prior to the Initial Closing, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Company set forth in this Agreement, which breach, inaccuracy or failure to perform (i) would cause the conditions set forth in Section 7.3(a) or Section 7.3(b) not to be satisfied, and (ii) is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, shall not have been cured within 20 Business Days following receipt by the Company of written notice of such breach, inaccuracy or failure to perform from Parent; provided that neither Parent nor Merger Sub is then in material breach of any representation, warranty or covenant under this Agreement that would cause a condition set forth in Section 7.1 or Section 7.2 not to be satisfied;

(h) by Parent, after the Initial Closing but prior to the Effective Time, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Company set forth in this Agreement, which breach, inaccuracy or failure to perform (i) would cause the conditions set forth in Section 7.4(b)(i) or Section 7.4(b)(iii) not to be satisfied, and (ii) is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, shall not have been cured within 20 Business Days following receipt by the Company of written notice of such breach, inaccuracy or failure to perform from Parent; provided that neither Parent nor Merger Sub is then in material breach of any representation, warranty or covenant under this Agreement that would cause a condition set forth in Section 7.4(c)(i) or Section 7.4(c)(ii) not to be satisfied;

(i) by the Company, prior to the Initial Closing, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of any Parent Entity set forth in this Agreement, which breach, inaccuracy or failure to perform (i) would cause the conditions set forth in Section 7.2(a) or Section 7.2(b) not to be satisfied, and (ii) is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, shall not have been cured within 20 Business Days following receipt by Parent of written notice of such breach, inaccuracy or failure to perform from the Company; provided that the Company is not then in material breach of any representation, warranty or covenant under this Agreement that would cause a condition set forth in Section 7.1 or Section 7.3 not to be satisfied; or

(j)

(i) by the Company if (A) the Marketing Period has ended and the conditions set forth in Sections 7.1 and 7.3 (other than those conditions that by their nature are to be satisfied by actions taken at the Initial Closing each of which is capable of being satisfied at the Initial Closing) have been and continue to be satisfied, (B) the Company has confirmed by written notice to Parent after the end of the Marketing Period that all conditions set forth in Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Initial Closing each of which is capable of being satisfied at the Initial Closing) or that it irrevocably waives (solely to the extent necessary to permit the Initial Closing to occur in accordance with this Section 8.1(j)) in writing any unsatisfied conditions in Section 7.2 that may be waived under applicable law; (C) the Initial Closing shall not have been consummated within three (3) Business Days after the date on which Parent is required to consummate the Initial Closing pursuant to Section 1.3; and (D) at all times during such three (3) Business day period described in clause (C), the Company stood ready, willing and able to consummate the Initial Closing; provided, that notwithstanding anything in Section 8.1(b) to the contrary, no party shall be permitted to terminate this Agreement pursuant to Section 8.1(b) during such three (3) Business Day period following delivery of the notice referred to in clause (B) above;

(ii) by the Company if (A) the Initial Closing has been consummated, (B) the conditions set forth in Section 7.4 (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) have been and continue to be satisfied, (C) the Company has confirmed by written notice to Parent after the Initial Closing that all conditions set forth in Section 7.4 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) or that it irrevocably waives (solely to the extent necessary to permit the Merger Closing to occur) in writing any unsatisfied conditions in Section 7.4 that may be waived under applicable law; (D) the Merger shall not have been consummated on the date on which

Parent is required to consummate the Merger pursuant to Section 1.3; and (E) the Company stood ready, willing and able to consummate the Merger; provided that the right to terminate this Agreement pursuant to this Section 8.1(j)(ii) shall not be available if a material breach by the Company of its obligations under this Agreement after the Initial Closing has been the principal cause of the failure of the Effective Time to occur on the date the Company is required to consummate the Merger pursuant to Section 1.3;

(k) by Parent if (A) the Initial Closing has been consummated, (B) all conditions set forth in Section 7.4 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Merger Closing each of which is capable of being satisfied at the Merger Closing) or that it (on behalf of the Parent Entities and Merger Sub) irrevocably waives (solely to the extent necessary to permit the Merger Closing to occur) in writing any unsatisfied conditions in Section 7.4 that may be waived under applicable law; (D) the Merger shall not have been consummated on the date the Company is required to consummate the Merger pursuant to Section 1.3; and (E) the Parent Entities, Merger Sub and each Financing Source stood ready, willing and able to consummate the Merger; provided that the right to terminate this Agreement pursuant to this Section 8.1(k) shall not be available if a material breach by the Parent Entities of their obligations under this Agreement after the Initial Closing has been the principal cause of the failure of the Effective Time to occur on the date the Company is required to consummate the Merger pursuant to Section 1.3; or

(l) by the Company, after the Initial Closing but prior to the Effective Time, if there has been a breach of, inaccuracy in or failure to perform any representation, warranty, covenant or agreement of the Parent Entities set forth in this Agreement, which breach, inaccuracy or failure to perform (i) would cause the conditions set forth in Section 7.4(c)(i) or Section 7.4(c)(ii) not to be satisfied, and (ii) is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, shall not have been cured within 20 Business Days following receipt by Parent of written notice of such breach, inaccuracy or failure to perform from the Company; provided that the Company is not then in material breach of any representation, warranty or covenant under this Agreement that would cause a condition set forth in Section 7.4(b)(i) or Section 7.4(b)(iii) not to be satisfied;

8.2 Effect of Termination. In the event of valid termination of this Agreement as provided in Section 8.1, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made and this Agreement shall immediately become void and there shall be no liability or obligation on the part of the Parent Entities, the Company or their respective Representatives, stockholders or Affiliates; provided that, subject to Section 10.4(b) and Section 10.10(c), (a) any such termination shall not relieve any party hereto from liability for any Willful Breach prior to such valid termination and the provisions of Section 6.3(a) (Confidentiality), this Section 8.2 (Effect of Termination), Section 8.3 (Fees and Expenses), Article IX (Defined Terms), Article X (Miscellaneous), the expense reimbursement and indemnification provisions of Sections 6.11(c), 6.15, 6.16, 6.17 and 6.18, the Confidentiality Agreement and the Limited Guarantee shall remain in full force and effect and survive any valid termination of this Agreement in accordance with their respective terms and conditions.

8.3 Fees and Expenses.

(a) All fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated, except as set forth in this Section 8.3.

(b) The Company shall pay Parent the Company Termination Fee in the event that this Agreement is terminated:

(i) by Parent pursuant to Section 8.1(e) or Section 8.1(b) under circumstances in which Parent would have been entitled to terminate this Agreement pursuant to Section 8.1(e);

(ii) by the Company pursuant to Section 8.1(f); or

(iii) by Parent pursuant to Section 8.1(g) or either Parent or the Company pursuant to Section 8.1(b) (if such termination occurs prior to obtaining the Company Stockholder Approval) or Section 8.1(d), if (A) before the date of such termination, an Acquisition Proposal shall have been publicly announced, made or disclosed and not irrevocably and publicly withdrawn, (B) at the time of the stockholder vote, the Financing Letters shall be in full force and effect or shall have been replaced by alternative financing commitments in corresponding amounts sufficient to consummate the Transactions and (C) within 12 months after the date of termination, the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal (which is subsequently consummated) or shall have consummated any Acquisition Proposal;

provided, however, that, for purposes of this Section 8.3(b), all references to “20%” and “80%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%.” Any fee due under Section 8.3(b)(i) shall be paid to Parent by wire transfer of same-day funds within two Business Days after the date of termination of this Agreement. Any fee due under Section 8.3(b)(ii) shall be paid to Parent by wire transfer of same-day funds on or before the date of (and as a condition to the effectiveness of) such termination of this Agreement. Any fee due under Section 8.3(b)(iii) shall be paid to Parent by wire transfer of same-day funds within two (2) Business Days after the date on which the transaction referenced in clause (C) of Section 8.3(b)(iii) is consummated. In no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(c) In the event that the Company shall terminate this Agreement pursuant to Section 8.1(i), Section 8.1(j) or Section 8.1(l) (or pursuant to Section 8.1(b) under circumstances in which the Company would have been entitled to terminate the Agreement pursuant to Section 8.1(i), Section 8.1(j) or Section 8.1(l)), then the Parent Entities shall pay to the Company as promptly as reasonably practicable (and, in any event, within two Business Days following such termination) the Parent Termination Fee. In no event shall the Parent Entities be required to pay Parent Termination Fee on more than one occasion, whether or not Parent Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(d) If either the Company or Parent terminates this Agreement pursuant to Section 8.1(d) and at the time of the stockholder vote, the Financing Letters shall be in full force and effect or shall have been replaced with letters providing for alternative financing commitments in a corresponding amount sufficient to consummate the Transactions, the Company shall pay to Parent as promptly as reasonably practicable (and, in any event, within two Business Days following the delivery by Parent of an invoice therefor) any and all out-of-pocket fees and expenses (including fees and expenses of financial advisors, outside legal counsel, accountants, experts, consultants and other Representatives) actually incurred by Parent or on its behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (the “Parent Expenses”), up to a maximum amount of $30,000,000; provided, that the payment by the Company of the Parent Expenses pursuant to this Section 8.3(d) shall not relieve the Company for damages resulting from a Willful Breach. Notwithstanding anything to the contrary, to the extent a Company Termination Fee becomes payable, any payment previously made pursuant to this Section 8.3(d) shall be credited against such obligation of the Company to pay the Company Termination Fee.

(e) Each of the parties hereto acknowledges that the agreements contained in this Section 8.3 are an integral part of the Transactions, that the parties hereto would not enter into this Agreement absent such agreement and that each of the Company Termination Fee and Parent Termination Fee is not a penalty. Accordingly, if the Company or the Parent Entities, as the case may be, fails to timely pay any amount due pursuant to this Section 8.3, and, in order to obtain the payment, the Parent Entities or the Company, as the case may be, commences a suit, action or proceeding which results in a final and non-appealable judgment against the other party, with respect to the Parent Entities, or parties, with respect to the Company, for the applicable payment set forth in this Section 8.3, such paying party shall pay the other party or parties, as applicable, its or their reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) in connection with such suit, action or proceeding, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received. Each of the parties acknowledges that the Company Termination Fee and the Parent Termination Fee do not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate a party for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

8.4 Amendment. This Agreement may be amended, modified or supplemented by the parties hereto by action taken or authorized by their respective Boards of Directors at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval; provided, however, that after receipt of the Company Stockholder Approval, no amendment may be made that pursuant to applicable law requires further approval or adoption by the stockholders of the Company without such further approval or adoption. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment, modification or supplement hereto (as applicable), signed on behalf of each of the parties hereto. Notwithstanding anything to the contrary contained herein, Section 10.4, Section 10.5, Section 10.9, Section 10.10, Section 10.11 and Section 10.12 and this last sentence of Section 8.4 (and any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provision would modify the substance of such sections) may not be amended, waived, modified or supplemented in any manner to the extent such amendment, waiver, supplement or other modification is adverse to the Debt Financing Sources or the Preferred Equity Financing Sources without the prior written consent of the Debt Financing Sources or the Preferred Equity Financing Sources, as applicable.

8.5 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may, subject to applicable law, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver shall not apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE IX

DEFINED TERMS

The following capitalized terms shall have the respective meanings set forth below:

“2008 Indenture” has the meaning set forth in the definition of “Existing Notes.”

“2014 Indenture” has the meaning set forth in the definition of “Existing Notes.”

“2015 Indenture” has the meaning set forth in the definition of “Existing Notes.”

“Acceptable Confidentiality Agreement” means any confidentiality agreement (x) in effect as of the date hereof or (y) executed, delivered and effective after the date hereof and, in either case, effective through the relevant date in question and (i) containing terms that are not materially less restrictive in the aggregate than those contained in the Confidentiality Agreement, except that such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of any Acquisition Proposal, (ii) does not prohibit the Company from providing any information to Parent in accordance with Section 6.1 or otherwise prohibit the Company from complying with its obligations under Section 6.1 and (iii) does not include an obligation of the Company to reimburse such Person’s expenses. For the avoidance of doubt, any joinder to an Acceptable Confidentiality Agreement pursuant to which any Person has agreed to be bound by all or a portion of the terms of an Acceptable Confidentiality Agreement shall be an Acceptable Confidentiality Agreement.

“Acquisition Proposal” means any written (a) proposal or offer for a merger, consolidation, dissolution, recapitalization, share exchange, tender offer or other business combination involving the Company and its Subsidiaries (other than (i) mergers, consolidations, recapitalizations, share exchanges or other business combinations involving solely the Company and/or one or more Subsidiaries of the Company and (ii) mergers, consolidations, recapitalizations, share exchanges, tender offers or other business combinations that if consummated would result in the holders of the outstanding shares of Company Common Stock immediately prior to such transaction owning more than 80% of the equity securities of the Company, or any successor or acquiring entity, immediately thereafter), (b) proposal for the direct or indirect disposition, sale or issuance by the Company of 20% or more of any class of its equity securities or (c) proposal or offer to acquire, combine, license, reorganize or subject to a joint venture, in any manner, directly or indirectly, 20% or more of the equity securities or consolidated total assets of the Company and its Subsidiaries, in each case other than the Transactions or any offer or proposal by the Parent Entities or any Subsidiary of the Parent Entities.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, however, that, no portfolio companies (as such term is commonly used in the private equity industry) of funds affiliated with the Parent and its Affiliates shall be considered an Affiliate of Parent or Merger Sub for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble.

“Alternative Acquisition Agreement” has the meaning set forth in Section 6.1(e)(ii).

“Annual Bonus” has the meaning set forth in Section 6.8(e).

“Antitrust Laws” means the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act, and any other applicable federal, state or foreign law, regulation or decree in effect from time to time that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.4(a).

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York or Chicago, Illinois.

“Bylaws” means the Amended and Restated Bylaws of the Company, dated as of July 10, 2024.

“Capitalization Date” means the close of business on March 4, 2025.

“Carveout Transactions” shall mean the transactions described on Section 6.16 of the Company Disclosure Letter.

“Certificate” means a certificate that immediately prior to the Effective Time represents shares of Company Common Stock.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, dated as of December 30, 2014.

“Certificate of Merger” has the meaning set forth in Section 1.2.

“Closings” means the Initial Closing and the Merger Closing.

“Code” means the Internal Revenue Code of 1986.

“Company” has the meaning set forth in the preamble.

“Company Balance Sheet” means the consolidated audited balance sheet of the Company as of August 31, 2024.

“Company Board” means the Board of Directors of the Company (together with any duly constituted and authorized committee thereof).

“Company Board Recommendation Change” has the meaning set forth in Section 6.1(e)(i).

“Company Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent and Merger Sub concurrently with the execution of this Agreement and dated as of the date of this Agreement.

“Company DSUs” means deferred stock units with respect to shares of Company Common Stock granted to a non-employee director under any Company Stock Plan or otherwise.

“Company Employee Plans” means all Employee Benefit Plans sponsored, maintained, or contributed to, by the Company, any of the Company’s Subsidiaries or for which the Company or any of the Company’s Subsidiaries has any liability or obligation (including contingent liability or obligation).

“Company Employees” means, as of any date, each employee of the Company or any of its Subsidiaries as of such date.

“Company ESPP” means the Company’s Employee Stock Purchase Plan, as amended, effective January 30, 2025.

“Company Incentive Plan” has the meaning set forth in Section 6.8(e).

“Company Intellectual Property” means any Intellectual Property owned by (or purported to be owned by) the Company or its Subsidiaries that is material to the business of the Company and its Subsidiaries, taken as a whole, as currently conducted.

“Company Leases” means all leases and subleases pursuant to which the Company or any of its Subsidiaries holds any Leased Real Property, including the right to all security deposits and other recoverable amounts deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

“Company Material Adverse Effect” means any effect, change, event, occurrence or development that is or would reasonably be expected to be materially adverse to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that no effect, change, event, occurrence or development (by itself or when aggregated or taken together with any and all other effects, changes, events, occurrences or developments) to the extent resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Company Material Adverse Effect,” and no effect, change, event, occurrence or development (by itself or when aggregated or taken together with any and all other such effects, changes, events, occurrences or developments) to the extent resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur: (a) general economic or financial conditions (or changes in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally; (b) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (i) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries and (ii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (c) conditions (or changes in such conditions) in the industries in which the Company and its Subsidiaries conduct business in the United States or any other country or region in the world in which the Company or any of its Subsidiaries conducts business; (d) political conditions (or changes in such conditions) in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including cyberattacks or cyberterrorism) (including any escalation or general worsening of any such acts of war, sabotage or terrorism (including cyberattacks or cyberterrorism)) in the United States or any other country or region in the world; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, foreign or domestic social protest or social unrest (whether or not violent) or other natural or man-made disasters, power outages or electrical black-outs, and other force majeure events in the United States or any other country or region in the world; (f) any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world; (g) the negotiation, execution, delivery or performance of this Agreement or the announcement of this Agreement or the pendency or consummation of the Transactions (other than in respect of any representation or warranty to the extent intended to address the consequences of (1) the Transactions or (2) the execution, delivery or performance of this Agreement (including Section 3.4, Section 3.13(b), Section 3.14(h), Section 3.17, Section 3.19 or Section 3.20)), including (x) the identity of the Equity Financing Sources, Parent, Merger Sub, or their respective Affiliates as the acquirer of the Company, the respective financing sources of or investors in the foregoing, or the respective plans or intentions of the foregoing, with respect to the Company or its business and (y) the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, lenders, lessors, business or joint venture partners, employees (including any employee attrition), regulators, Governmental Entities, vendors or any other third Person, directly resulting from, arising out of, attributable to, or related to the Transactions (provided that this clause (g) shall not apply to any representation or warranty in Section 3.4(b) and, solely to the extent related thereto, the condition set forth in Section 7.3(a)); (h) the taking of any action expressly required by this Agreement (including in connection with the Carveout Transactions (including, for the avoidance of doubt, costs, expense, fees, liabilities incurred by the Company and its Subsidiaries to the extent reasonably necessary in connection with the negotiation, preparation, execution, implementation and consummation of the Transactions, the Financing and the Carveout Transactions)) (other than any action required solely by the first sentence of Section 5.1) or the failure to take any action expressly prohibited by this Agreement or any action or omission taken at the written request of Parent or which Parent has expressly approved or consented to in writing following the date of this Agreement; (i) changes in Law or other legal or regulatory conditions (or the interpretation thereof) or changes in GAAP or other accounting standards (or the interpretation thereof); (j) any epidemics, pandemics (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any Governmental Entity in response to any of the foregoing), including any escalation or worsening of any of the foregoing, in each case, in the United States or any other country or region in the world in which the Company or any of its Subsidiaries conducts business; (k) (i) changes in the Company’s stock price or the trading volume of the Company’s stock or to the credit ratings of the Company’s debt or equity securities, or (ii) any failure by the Company to meet any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, or any failure by the Company or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition); (l) any litigation related to this Agreement, the Merger or other Transactions brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company, Merger Sub, Parent or any of their directors or officers; (m) any breach by Parent or Merger Sub of this Agreement; or (n) the matters set forth on Section 3.7 of the Company Disclosure Letter (solely to the extent of the disclosures set forth therein based on information provided to Parent prior to the date hereof, and not to the extent of any new information or escalation or worsening or other events that arise therefrom (except to the extent expressly included in such disclosures)), except to the extent of such effects, changes, events, occurrences or developments to the extent resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (a) through (f), (i) and (j) disproportionately adversely affect the Company and its Subsidiaries, taken as a whole, as compared to other similarly situated companies that conduct business in the countries and regions in the world and in the industries in which the Company and its Subsidiaries conduct business in any material respect (in which case, such adverse effects (if any) shall be taken into account when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate); provided that when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur, for all purposes of this Agreement, including Section 7.4(b)(ii), such determination shall be made without giving effect to the Initial Closing.

“Company Material Contract” means any Contract to which the Company or one of its Subsidiaries is a party or by which any of them or any of their respective properties, rights or assets are bound:

(a) pursuant to which the Company and its Subsidiaries spent or received, in the aggregate, during the fiscal year ended August 31, 2024, or expect to spend or receive, in the aggregate, during the fiscal year ended August 31, 2024, more than (i) in the case of agreements or contracts for the purchase of merchandise for resale, $250,000,000, (ii) agreements or contracts with a Significant Supplier, Payor or Customer and (iii) in the case of all other agreements or contracts, $200,000,000, in each case, other than Contracts referred to in clause (m) below or otherwise permitted under Section 5.1(h);

(b) which contains (i) any non-competition provision or that otherwise prohibits or otherwise restricts, in any material respect, the Company or any of its Subsidiaries from freely engaging in any business anywhere in the world, (ii) any “most favored nation” or similar provision to the benefit of any other party or (iii) “exclusivity”, rights of first refusal, rights of first negotiation, rights of first offer or any similar requirements in favor of a third party, in each case (clauses (i) through (iii)) other than such rights set forth in real estate leases or Liens of record or that would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as whole;

(c) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company and its Subsidiaries;

(d) provides for or governs the formation, creation, operation, management or control of any material partnership, material joint venture or similar material arrangement (for the avoidance of doubt, including with any member of the VPMC Group);

(e) pursuant to which the Company has continuing guarantee, “earn-out” or other contingent purchase price obligations (other than indemnification or performance guarantee obligations provided for in the Ordinary Course of Business), in each case that would reasonably be expected to result in payments in excess of $5,000,000;

(f) which constitutes (A) a settlement, conciliation or similar agreement that has been entered with any Governmental Entity with respect to an alleged or actual violation of any Healthcare Law and pursuant to which, after the date of this Agreement, the Company or any of its Subsidiaries (i) has payment obligations to a

Governmental Entity in excess of $30,000,000, and/or (ii) is subject to material compliance or operational commitments; (B) any other Contract pursuant to which the Company has material obligations to a Governmental Entity after the date of this Agreement or (C) any other Contract with a Governmental Entity that materially restricts, or will materially restrict, the operation of the Company and its Subsidiaries, taken as a whole, after the Merger Closing;

(g) pursuant to which any indebtedness for borrowed money of the Company is outstanding with respect to a principal amount in excess of $300,000,000 (or, for purposes of Section 5.1(k) only, $60,000,000);

(h) was entered into after September 1, 2022 and provides for the acquisition or disposition, directly or indirectly (by merger or otherwise), of a business, capital stock, other equity interests or all or substantially all the assets of another Person;

(i) that would be required to be disclosed by Item 404(a) of Regulation S-K promulgated under the Exchange Act;

(j) that is a Company Lease with annual base rental payments in excess of $5,000,000 (or local currency equivalent);

(k) for the employment or engagement of any officer or employee at the senior vice president level (Grade 4) or above, other than offer letters entered in the Ordinary Course of Business providing for at will employment and terminable upon sixty (60) days’ or less notice (or any longer period as required under applicable law) without any liability to the Company or any of its Subsidiaries (other than for accrued but unpaid compensation through the termination date);

(l) any change in control, transaction bonus, retention or similar contract with payments or other benefits or rights triggered by the execution of this Agreement or the Transactions (other than the Carveout Transactions);

(m) that requires any capital commitment or capital expenditure (or series of capital expenditures) or any loan or investment, by the Company or any of its Subsidiaries in an amount in excess of $60,000,000 (or, for purposes of Section 5.1(k) only, $15,000,000 or such other amount as is permitted under Section 5.1(h)) individually, other than any purchase order or Contract for supply, inventory or trading stock acquired in the Ordinary Course of Business or rental payments made under real property leases; or

(n) any prime Contract of any kind, between the Company or any of its Subsidiaries, on the one hand, and (a) any Governmental Entity, (b) any prime contractor of a Governmental Entity in its capacity as a prime contractor or (c) any subcontractor at any tier with respect to any Contract of a type described in clauses (a) or (b) above, on the other hand, in each case that provides for the sale of goods and services for annual payments in excess of $10,000,000.

“Company Payment Program” means a Governmental Program or Private Payment Program in which the Company or any of its Subsidiaries participates.

“Company Performance Share Awards” mean any performance-based share units with respect to shares of Company Common Stock granted under any Company Stock Plan or otherwise.

“Company Permits” has the meaning set forth in Section 3.16.

“Company Preferred Stock” has the meaning set forth in Section 3.2(a).

“Company Related Parties” has the meaning set forth in Section 10.10(c)(ii).

“Company RSUs” mean time-based restricted stock units with respect to shares of Company Common Stock granted under any Company Stock Plan or otherwise, including, for the avoidance of doubt, any restricted stock units designated as “performance shares” for which the applicable performance conditions will be satisfied, by its terms, on or before the Merger Closing Date.

“Company SEC Reports” has the meaning set forth in Section 3.5(a).

“Company Severance Policy” means any Company plan, program, policy or practice that provides severance or termination benefits as in effect on the date hereof.

“Company Shareholders Agreement” means the Walgreens Boots Alliance, Inc. Shareholders Agreement, dated as of August 2, 2012, by and among the Company, the SP Investors (as defined therein) and the KKR Investors (as defined therein).

“Company Stock Option” means each option to purchase shares of Company Common Stock granted pursuant to any Company Stock Plan or otherwise, other than an option to purchase shares under the Company ESPP.

“Company Stock Plans” means the Company’s 2021 Omnibus Incentive Plan and the Company’s 2013 Omnibus Incentive Plan, in each case as amended or restated.

“Company Stockholder Approval” means the adoption of this Agreement by (a) the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matter at the Company Stockholders Meeting and (b) holders of a majority of the outstanding shares of Company Common Stock held by the Unaffiliated Company Stockholders cast on such matter at the Company Stockholders Meeting.

“Company Stockholders Meeting” has the meaning set forth in Section 6.14(a).

“Company Systems” has the meaning set forth in Section 3.10(i).

“Company Termination Fee” means (i) if payable in connection with a valid termination of this Agreement by the Company pursuant to Section 8.1(f) in order for the Company to enter into a definitive agreement (a) on or prior to the No-Shop Period Start Date or (b) on or prior to the 55th day following the date hereof, with any Exempted Person, an amount equal to $158,000,000 and (ii) if payable in any other circumstance, an amount equal to $316,000,000.

“Company’s Knowledge” or a phrase of similar import means the actual knowledge of any of the individuals identified in Section 10.1 of the Company Disclosure Letter after reasonable inquiry of the employee with primary responsibility for the applicable subject matter.

“Compliant” means, with respect to the Required Financial Information, that (a) such Required Financial Information is, and remains throughout the Marketing Period, compliant in all material respects with all applicable requirements of Regulations S-K and S-X under the Securities Act applicable to offerings of debt securities on a registration statement on Form S-1 that are applicable to such Required Financial Information (other than such provisions for which compliance is not customary in a Rule 144A offering of non-convertible high yield debt securities and, for the avoidance of doubt, provisions to the extent solely applicable to any Excluded Information) and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such Required Financial Information not misleading under the circumstances in which it was made available and (b) the financial statements included in such Required Financial Information would not be deemed stale or otherwise be unusable under customary practices for a Rule 144A offering of non-convertible high yield debt securities and are sufficient to permit the Company’s auditors to issue customary comfort letters (including providing customary negative assurance over any pro forma financial statements) when customarily required to be delivered during the Marketing Period, subject to their completion of customary procedures. For the avoidance of doubt, Required Financial Information shall not be Compliant if the Company’s auditors have withdrawn their audit opinion related to any audited financial statements included in the Required Financial Information or if any interim financial statements included in the Required Financial Information has not been reviewed by the Company’s auditors in accordance with PCAOB AS 4105.

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of July 26, 2024, between the Company and Sycamore Partners Management, L.P., together with the joinders thereto listed in Section 6.3 of the Company Disclosure Letter.

“Contract” means, with respect to any Person, any agreement, lease, sublease, license, contract, note, bond, mortgage, indenture, deed of trust, franchise, concession or other legally binding arrangement to which such Person or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound.

“Current D&O Insurance” means the current directors’ and officers’ liability insurance policies maintained by the Company.

“Cybersecurity Measures” means any reasonably necessary emergency measures taken after the date hereof in good faith and in compliance with applicable law and any Privacy Obligations by the Company and its Subsidiaries in response to a cybersecurity attack, breach or similar incident, solely to the extent necessary for the protection of its information technology or any stored Personal Information.

“DAP Issuer” has the meaning set forth in the DAP Rights Agreement.

“DAP Right” has the meaning set forth in Section 2.1(c).

“DAP Right Rights Agent” has the meaning set forth in the Recitals.

“DAP Rights Agreement” has the meaning set forth in the Recitals.

“Debt Commitment Letters” means (i) each of the executed debt commitment letters dated as of the date hereof in connection with the U.S. retail pharmacy segment of the Company (together with the related Redacted Fee Letters, term sheets and any other annexes, exhibits, schedules and other attachments thereto, the “U.S. Retail Debt Commitment Letters”), (ii) the executed debt commitment letters dated as of the date hereof in connection with the international business segment of the Company (together with the related Redacted Fee Letters, term sheets and any other annexes, exhibits, schedules and other attachments thereto, and any similarly redacted engagement letter or fee credit letter, the “International Debt Commitment Letters”), (iii) each of the executed debt commitment letters dated as of the date hereof in connection with the specialty pharmacy business of the Company (together with the related Redacted Fee Letters, term sheets and any other annexes, exhibits, schedules and other attachments thereto, the “Specialty Pharmacy Commitment Letters”) and (iv) the executed debt commitment letters dated on or about the date hereof in connection with the financing of certain owned real property located in the United States and Puerto Rico of the Company (together with the related Redacted Fee Letters, term sheets and any other annexes, exhibits, schedules and other attachments thereto, the “PropCo Commitment Letters”), as each of the foregoing (i) through (iv) may be terminated, amended, supplemented, modified or waived from time to time after the date hereof in compliance with Section 6.11(a).

“Debt Financing” has the meaning set forth in Section 4.5.

“Debt Financing Sources” means the financial institutions identified in any Debt Commitment Letter, together with the agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing and each other Person that commits to provide or otherwise provides the Debt Financing in accordance with this Agreement, whether by joinder to any Debt Commitment Letter or otherwise, including the parties to any joinder agreements, indentures or credit agreements (or similar definitive financing documents) entered into in connection therewith, together with their respective affiliates and their respective affiliates’ officers, directors, employees, controlling persons, agents and representatives and their respective successors and assigns.

“Debt Tender Offer” has the meaning set forth in Section 6.18(b).

“DGCL” means the General Corporation Law of the State of Delaware.

“Discharge” has the meaning set forth in Section 6.18(c).

“Dissenting Shares” means shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 2.1(b)) that are held by a holder of such Company Common Stock who has not voted in favor of the Merger or consented thereto in writing and properly and validly demands appraisal rights of such shares pursuant to, and who has complied in all respects with, the provisions of Section 262 of the DGCL (until such time as such holder effectively withdraws, fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares, at which time such shares shall cease to be Dissenting Shares).

“DTC” has the meaning set forth in Section 2.2(b)(iii).

“Effective Time” has the meaning set forth in Section 1.2.

“Employee Benefit Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), in each case whether or not subject to ERISA, and any other agreement, plan, policy or arrangement involving direct or indirect compensation or benefits, including insurance coverage, severance benefits, change in control, retention, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation, vacation, fringe benefit, and all unexpired severance and employment agreements for the benefit of, or relating to, any current or former officer, employee or other service provider of the Company or any of its Subsidiaries (or any of their respective beneficiaries), but excludes any plan, agreement, or arrangement required to be maintained by non-U.S. law.

“Entire Village Sale” has the meaning set forth in the DAP Rights Agreement.

“Environmental Law” means any applicable law, regulation, order, decree or permit requirement of any governmental jurisdiction relating to: (a) the protection, investigation or restoration of the environment, human health and safety (to the extent relating to Hazardous Substances), or natural resources, (b) the handling, use, storage, treatment, transport, disposal, release or threatened release of, or contamination by, any Hazardous Substance or (c) wetlands protection.

“Equity Financing” has the meaning set forth in Section 4.5.

“Equity Financing Sources” has the meaning set forth in Section 4.5.

“Equity Funding Letters” have the meaning set forth in Section 4.5.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any entity which is a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code) or (c) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or any of its Subsidiaries.

“Estimated Costs” have the meaning set forth in Section 6.17.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Information” has the meaning set forth in the definition of Required Financial Information.

“Exempted Person” means any Person or group of Persons (so long as, in the case of a group of Persons, the members of such group who were members of such group immediately prior to the No-Shop Period Start Date constitute more than 50% of the equity financing and voting control of such group of Persons at all times following the No-Shop Period Start Date), from whom the Company, its Subsidiaries or any of their respective Representatives has received a bona fide written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date that the Company Board determines in good faith, after consultation with its financial advisors and outside counsel, constitutes or would reasonably be expected to lead to a Superior Proposal, and such Acquisition Proposal has not been withdrawn and has not expired or been terminated as of the No-Shop Period Start Date. Notwithstanding anything herein to the contrary, any Exempted Person shall cease to be an Exempted Person for all purposes of this Agreement upon the earlier of (a) such time as the Acquisition Proposal made by such Person is withdrawn, expires or is terminated and (b) the 55th day following the date hereof.

“Existing Credit Facilities” means (i) that certain Three-Year Revolving Credit Agreement, dated as of August 9, 2023, by and among inter alios, the Company, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, (ii) that certain Delayed Draw Term Loan Credit Agreement, dated as of August 9, 2023, by and among inter alios, the Company, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, (iii) that certain Delayed Draw Term Loan Credit Agreement, dated as of December 19, 2022, by and among inter alios, the Company, the lenders party thereto from time to time and Toronto Dominion (Texas) LLC, as administrative agent and (iv) that certain Five-Year Revolving Credit Agreement, dated as of June 17, 2022, by and among inter alios, the Company, the lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent, in each case, as the foregoing may be amended, restated, supplemented, refinanced, replaced or otherwise modified prior to the Merger Closing Date.

“Existing Notes” means, collectively, (i) the 3.600% Notes due 2025 issued by the Company pursuant to the indenture, dated as of November 18, 2014, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “2014 Indenture”); (ii) the 3.450% Notes due 2026 issued by the Company pursuant to the indenture, dated as of December 17, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee (as supplemented by the first supplemental indenture, dated as of October 13, 2021, the “2015 Indenture”); (iii) the 2.125% Notes due 2026 issued by the Company pursuant to the 2014 Indenture; (iv) the 8.125% Notes due 2029 issued by the Company pursuant to the 2015 Indenture; (v) the 3.200% Notes due 2030 issued by the Company pursuant to the 2015 Indenture; (vi) the 4.500% Notes due 2034 issued by the Company pursuant to the 2014 Indenture; (vii) the 4.400% Notes due 2042 issued by Walgreen Co. pursuant to the indenture, dated as of July 17, 2008, by and between Walgreen Co. and Wells Fargo Bank, National Association, as trustee (the “2008 Indenture” and, together with the 2014 Indenture and the 2015 Indenture, the “Indentures”); (viii) the 4.800% Notes due 2044 issued by the Company pursuant to the 2014 Indenture; (ix) the 4.650% Notes due 2046 issued by the Company pursuant to the 2015 Indenture; and (x) the 4.100% Notes due 2050 issued by the Company pursuant to the 2015 Indenture.

“Financial Advisor” has the meaning set forth in Section 3.18.

“Financing” has the meaning set forth in Section 4.5.

“Financing Letters” have the meaning set forth in Section 4.5.

“Financing Sources” means the Equity Financing Sources, the Preferred Equity Financing Sources and the Debt Financing Sources.

“Foreign Investment Laws” means any federal, state, local, domestic, foreign, international or supranational laws (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, permit, injunction, judgment, award, decree, ruling or other similar requirement in effect from time to time that are designed or intended to prohibit, restrict, regulate or screen foreign investments into such jurisdiction or country.

“FSR” means the Regulation (EU) 2022/2560 of the European Parliament and of the Council of 14 December 2022 on foreign subsidies distorting the internal market.

“Funding Capacity” means an amount equal to (a) the Funding Limit minus (b) the Net Funded Amount.

“Funding Limit” shall have the meaning set forth on Section 5.1(g) of the Company Disclosure Letter.

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means any foreign or domestic (whether federal, state or local) court, tribunal, arbitral body (public or private), administrative agency or commission; any other governmental or regulatory authority, agency or instrumentality; any entity, agency or public department or similar body or Person exercising regulatory, administrative, or permit-issuing authority; any quasi-governmental authority of any nature; or any other self-regulatory body (including any stock exchange).

“Governmental Program” means all United States federal, state or local healthcare or reimbursement programs administered or funded by a Governmental Entity, including any “Federal Health Care Program” as defined in 42 U.S.C. § 1320a-7b(f); all such programs managed by third parties with or for the benefit of, or sponsored, in whole or in part, by any Governmental Entity; and all similar or successor programs.

“Guarantor” and “Guarantors” have the meaning set forth in the Recitals.

“Hazardous Substance” means: (a) any substance that is regulated by, or which falls within the definition of a “hazardous substance,” “hazardous waste” or “hazardous material” pursuant to, any Environmental Law or (b) any petroleum product or by-product, asbestos-containing material, polychlorinated biphenyls, radioactive materials or radon.

“Healthcare Laws” means any and all laws applicable to the healthcare business and operations of the Company or any of its Subsidiaries, including, without limitation: (i) any and all billing, coding, coverage, underwriting, compliance, documentation, reporting, or reimbursement law applicable to the items or services offered or provided by the Company or any of its Subsidiaries, (ii) laws governing Medicare Parts A, B, C and D, Medicaid, Medicaid managed care, TRICARE, the Federal Employee Health Benefit Program and all other Company Payment Programs, (iii) laws related to the claims made or advertising, promotional or marketing efforts undertaken by Company or any of its Subsidiaries, including with respect to prescription drugs or controlled substances, (iv) laws relating to fraudulent, abusive, or unlawful practices connected with the provision of healthcare items or services, or the offer, payment, solicitation, or acceptance of improper incentives in connection therewith, including 42 U.S.C. § 1320a-7(b), commonly referred to as the “Federal Anti-Kickback Statute,” any state anti-kickback law, and 42 U.S.C. § 1320a-7a(a)(5), 42 C.F.R. § 1003.101, commonly referred to as the “Beneficiary Inducement Law,” (v) HIPAA and all applicable state healthcare privacy or medical records privacy or retention laws, (vi) improper self-referrals laws including 42 U.S.C. § 1395nn, 42 C.F.R. § 411.351 et seq., commonly referred to as the “Stark Law,” and all state laws pertaining to self-referrals, (vii) 31 U.S.C. §§ 3729 et seq., commonly referred to as the “False Claims Act”, and all state law false claims prohibitions, (viii) 42 U.S.C. §§ 1320a-7, 7a and 7b, commonly referred to as the “Federal Fraud Statutes,” (ix) 31 U.S.C. § 3801 et seq., commonly referred to as the “Federal Program Fraud Civil Remedies Act,” and 18 U.S.C. § 1347, commonly referred to as the “Federal Health Care Fraud Law,” (x) 42 U.S.C. § 1320a-7h, commonly referred to as the “Physician Payment Sunshine Act,” (xi) any and all laws administered by the U.S.

Food and Drug Administration, including 21 U.S.C. § 301 et seq., known as the “Federal Food, Drug, and Cosmetic Act” and 42 U.S.C. § 262 et seq., known as the “Public Health Service Act,” (xii) 42 U.S.C. § 256b (Section 340B of the Public Health Service Act); (xiii) Pub. L. 116-260, Division BB, Title I, commonly referred to as the “No Surprises Act”; (xiv) Pub. L. 100-293, commonly referred to as the Prescription Drug Marketing Act of 1987; (xv) all laws administered by the U.S. Drug Enforcement Administration including 21 U.S.C. § 801 et seq., commonly referred to as the “Controlled Substances Act,” (xvi) all laws regarding the corporate practice of a healthcare profession or fee-splitting, (xvii) the Patient Protection and Affordable Care Act (Pub. L. 111-148), as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152), (xviii) laws relating to the practice of pharmacy, the operation of pharmacies, the wholesale distribution, dispensing, labeling, packaging, repackaging, storage, recordkeeping, advertising, adulteration or compounding of drug products or controlled substances, (xix) laws relating to the provision of healthcare items or services remotely or electronically, including, but not limited to, telemedicine laws, (xx) public health data collection and reporting laws, including those established by the U.S. Centers for Disease Control and Prevention, (xxi) laws regarding licensure, accreditation or certification of providers or suppliers of healthcare items or services, (xxii) laws related to healthcare insurance, administration of healthcare claims or benefits for, or processing or payment for, healthcare items or services, including such administration and processing, payment activities, the contracting and administration of provider networks, utilization review/management, and other related services conducted by third-party administrators, utilization review agents and persons performing quality assurance, credentialing or coordination of benefits; (xxiii) laws relating to value-based care and/or risk-sharing arrangements and or licensure, accreditation or certification required in connection therewith; (xxiv) laws relating to risk adjustment activities and/or the use of artificial technology in healthcare; (xxv) laws related to any purchasing mechanism or device that purports to offer discounts, rebates, or access to discounts or rebates to any Person for the retail purchase of prescription drugs or healthcare services; and (xxvi) any and all laws, rules or other legal requirements or issued pursuant to any of the above, as amended from time to time, or any similar successor law, rule or legal requirement.

“Healthcare Notification Laws” means any law (excluding those governing authorizations, permits, licenses, and franchises from Governmental Entities required to conduct the business of the Company and its Subsidiaries as now being conducted) that requires any Party or their respective Affiliates to notify, or obtain the consent of, a Governmental Entity with respect to the Merger and the other Transactions, by reason of the fact, in whole or in part, that any Party or its respective Affiliates are considered healthcare providers, healthcare entities, or similar entities as defined by applicable law.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, and its implementing regulations set forth at 45 C.F.R. Parts 160 – 164, as amended from time to time.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indemnified Party” means each Person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time (a) a director, manager or officer of the Company or any of its Subsidiaries or (b) a director or manager serving at the request of, or otherwise on behalf of, the Company or any of its Subsidiaries on a board of directors or comparable governing body of any member of the VPMC Group (excluding, for the avoidance of doubt, the members of the Sale Committee in their capacities as such).

“Indentures” has the meaning set forth in the definition of “Existing Notes.”

“Initial Closing” means the consummation of the transactions set forth in Section 1.3(d) of the Company Disclosure Letter.

“Initial Closing Consideration” means the aggregate consideration payable at the Initial Closing pursuant to Section 1.3(d) of the Company Disclosure Letter.

“Initial Closing Date” means the date on which the Initial Closing occurs.

“Intellectual Property” means any and all intellectual or other similar proprietary rights, including any and all (a) patents, trademarks, trade names, domain names, copyrights, designs and trade secrets, (b) applications for and registrations of such patents, trademarks, service marks, trade names, domain names, copyrights and designs, (c) processes, formulae, methods, schematics, technology, know-how, computer software programs and applications and (d) other tangible or intangible proprietary or confidential information and materials.

“Interim Investors Agreement” means that certain Interim Investors Agreement, dated as of the date hereof, entered into by and among the Specified Holders, Parent and the Equity Financing Sources.

“International Debt Commitment Letters” has the meaning set forth in the definition of “Debt Commitment Letters.”

“Intervening Event” means any material event, development or occurrence that was not known to the Company Board as of the date hereof (or, if known, the consequences of which were not known to or reasonably foreseeable by the Company Board as of the date of this Agreement) and becomes known to the Company Board after the date hereof and prior to the Company Stockholder Approval; provided, however, that in no event shall the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequences thereof constitute or be deemed to be an Intervening Event.

“Labor Agreement” has the meaning set forth in Section 5.1(j).

“law” means any law (including common law), act, statute, code, order, judgment, injunction, ruling, decree or writ, ordinance or regulation of any Governmental Entity.

“Leased Real Property” means all leasehold or subleasehold estates and other contractual rights to use or occupy any land (including, for the avoidance of doubt, pursuant to any ground lease), buildings, structures, improvements, fixtures or other interest in real property held by the Company or any of its Subsidiaries for (a) any retail store with adjusted operating income in excess of $3,000,000 for the 12 months ended August 31, 2024 or (b) any non-retail facility in excess of 25,000 square feet.

“Lien” means any mortgage, security interest, pledge, lien, charge or encumbrance, other than (a) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the Ordinary Course of Business, (b) liens for Taxes, assessments and other governmental charges and levies that are not due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements included in the Company SEC Reports filed prior to the date hereof of the Company in accordance with GAAP, (c) liens related to the Financing (including any permitted alternative financing) or arising from actions of Parent or Merger Sub, (d) liens, defects or irregularities in title, easements, rights-of-way, covenants, restrictions, and other, similar matters of record that are shown in public records, (e) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business, (f) liens relating to capitalized lease financings or purchase money financings that have been entered into in the Ordinary Course of Business, (g) liens arising under applicable securities laws, (h) any lien or encumbrance arising out of any license to Company Intellectual Property granted in the Ordinary Course of Business, (i) zoning, building and other similar codes and regulations, and (j) any conditions that would be disclosed by a current, accurate survey or physical inspection.

“Limited Guarantee” has the meaning set forth in Section 4.6.

“Location and Real Property Rationalization Plan” means the process of the Company and its Subsidiaries to adjust the location and real property portfolio of the Company and its Subsidiaries as set forth in Annex A to Section 5.1 of the Company Disclosure Letter.

“Manager” means any former or current executive vice president of the Company.

“Marketing Period” means the first period of fifteen (15) consecutive Business Days throughout which (i) Parent shall have all of the Required Financial Information and such Required Financial Information is Compliant and (ii) the conditions set forth in Section 7.1 shall be satisfied or waived (other than those conditions that by their nature can only be satisfied at the Initial Closing) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.3 (other than Section 7.3(e)) to fail to be satisfied, assuming that the Initial Closing Date were to be scheduled for any time during such 15 consecutive Business Day period; provided that the Marketing Period will not be deemed to commence if prior to the completion of the Marketing Period, (A) the Company’s auditors shall have withdrawn their audit opinion contained in the Required Financial Information, (B) the Company issues a public statement indicating its intent to restate any International Financial Statements or that any such restatement is under consideration or may be a possibility, in which case the Marketing Period shall not be deemed to commence unless and until such restatement has been completed and the relevant financial statements have been amended or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP, or (C) the Required Financial Information ceases to be Compliant or would be required to be updated in order to be Compliant on any day during such 15 consecutive Business Day period, in which case the Marketing Period shall not be deemed to commence until the receipt by Parent of such Compliant updated Required Financial Information; provided further that the Marketing Period shall end on any earlier date that is the date on which all of the Debt Financing or any alternative financing as set forth in Section 6.11 is obtained. If the Company shall in good faith reasonably believe it has delivered the applicable Required Financial Information, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Marketing Period shall be deemed to have commenced on the date specified in that notice unless Parent in good faith reasonably believes the Company has not completed delivery of the Required Financial Information and, within two Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (stating with reasonable specificity which Required Financial Information Parent reasonably believes the Company has not delivered); provided that (i) each of June 20, 2025 and November 28, 2025 shall not be considered a Business Day for the purposes of the Marketing Period (for the avoidance of doubt, the aforementioned dates shall be excluded for purposes of, but shall not restart, the 15 consecutive Business Day period), (ii) if the Marketing Period has not ended on or prior to August 19, 2025, then the Marketing Period shall commence no earlier than September 2, 2025; and (iii) if the Marketing Period has not ended on or prior to December 19, 2025, then the Marketing Period shall commence no earlier than January 5, 2026.

“Maximum Premium” means 300% of the last annual premium paid prior to the Effective Time for the Current D&O Insurance (which the Company represents is set forth in Section 6.6 of the Company Disclosure Letter).

“Merger” has the meaning set forth in the Recitals.

“Merger Closing” means the consummation of the Merger.

“Merger Closing Date” means the date on which the Merger Closing occurs.

“Merger Consideration” has the meaning set forth in Section 2.1(c).

“Merger Sub” has the meaning set forth in the preamble.

“Net Funded Amount” has the meaning set forth in Section 5.1(g) of the Company Disclosure Letter.

“New Plans” means employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employees after the Effective Time.

“No-Shop Period Start Date” has the meaning set forth in Section 6.1(a).

“Notice Period” has the meaning set forth in Section 6.1(e).

“Offer Documents” has the meaning set forth in Section 6.18(d).

“Old Plans” has the meaning set forth in Section 6.8(b).

“Ordinary Course of Business” means the ordinary course of business consistent in all material respects with past practice.

“Outside Date” has the meaning set forth in Section 8.1(b).

“Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Company or any of its Subsidiaries.

“Parent” has the meaning set forth in the preamble.

“Parent Entities” has the meaning set forth in the Recitals; provided that, for the avoidance of doubt, the Equity Financing Sources shall not be deemed a “Parent Entity” for any purpose of this Agreement.

“Parent Expenses” has the meaning set forth in Section 8.3(d).

“Parent Material Adverse Effect” means any effect, change, event, occurrence or development that would reasonably be expected to prevent, or materially impair or delay, the ability of Parent or Merger Sub to consummate the Merger or any of the other Transactions or otherwise perform any of its obligations under this Agreement.

“Parent Related Parties” has the meaning set forth in Section 10.10(c)(i).

“Parent Termination Fee” means an amount equal to $560,000,000.

“Village Sale” has the meaning set forth in the DAP Rights Agreement.

“Paying Agent” means a bank or trust company mutually acceptable to Parent and the Company, which shall be engaged by Parent to act as paying agent for the payment of the Merger Consideration to the holders of shares of Company Common Stock outstanding immediately prior to the Effective Time.

“Payment Fund” means the funds held by the Paying Agent, initially deposited pursuant to the first sentence of Section 2.2(a), for purposes of paying the Per Share Cash Consideration in accordance with Section 2.2, it being agreed that the Payment Fund shall exclude any amounts to be reinvested pursuant to the Reinvestment (but for the avoidance of doubt, shall include the Initial Closing Consideration deposited by the Company with the Paying Agent pursuant to Section 2.2(a)).

“Payoff Letters” means payoff letters in customary form and substance from the administrative agent or other similar agents under each of the Existing Credit Facilities, which payoff letters shall indicate the applicable payoff amount thereunder required to be paid to fully satisfy all obligations under such Existing Credit Facility as of the anticipated Merger Closing Date (and the daily accrual thereafter), provide for the termination of such Existing Credit Facility and all related guarantees and instruments thereunder upon receipt of the applicable payoff amount (other than contingent obligations that by their terms survive such termination) and, if applicable, provide for the automatic release of all liens on the equity interests, assets and properties of the Company and its Subsidiaries securing the obligations under such Existing Credit Facility.

“Per Share Cash Consideration” has the meaning set forth in Section 2.1(c).

“Performance Share Vesting Date” has the meaning set forth in Section 2.3(d)(ii).

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, trust, estate, Governmental Entity, association, enterprise, unincorporated organization or other entity.

“Personal Information” means any and all information which, alone or in combination with other information, identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular natural person or household; and any other information which constitutes “personal data,” “personal information,” “personally identifiable information” (or similar term) under applicable laws. Personal Information includes, without limitation, PHI.

“PHI” means, collectively, “protected health information” as defined in 45 C.F.R. § 160.103 and “electronic health information” as defined in 45 C.F.R. § 171.102, that is in the possession or under the control of the Company or any of its Subsidiaries (including their respective workforces) or any of their business associates (as such term is defined by HIPAA).

“Pre-Closing Period” means the period commencing on the date of this Agreement and ending at the Effective Time or such earlier time as this Agreement may be terminated in accordance with its terms.

“Preferred Equity Commitment Letters” have the meaning set forth in Section 4.5.

“Preferred Equity Financing” has the meaning set forth in Section 4.5.

“Preferred Equity Financing Sources” means the investors identified in the Preferred Equity Commitment Letters, together with the other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Preferred Equity Financing and each other Person that commits to provide or otherwise provides the Preferred Equity Financing in accordance with this Agreement, whether by joinder to the Preferred Equity Commitment Letters or otherwise, together with their respective affiliates and their respective affiliates’ officers, directors, employees, controlling persons, agents and representatives and their respective successors and assigns.

“Privacy Laws” means laws that govern the processing of Personal Information, and any such legal requirement governing privacy, data security, data or security breach notification, including, without limitation, HIPAA, the Information Blocking Rules, Section 5 of the Federal Trade Commission Act, the Electronic Communications Privacy Act of 1986, the Stored Communications Act, the Children’s Online Privacy Protection Act, and other United States state laws concerning privacy, data protection and/or data security, the CAN-SPAM Act, the Telephone Consumer Protection Act and any analogous legislation in any jurisdiction in which the Company or any Subsidiary carries on its business and/or from which the Company or any Subsidiary collects Personal Information, in each case, to the extent applicable to the Company and its Subsidiaries.

“Privacy Obligations” means (i) the Company’s and its Subsidiaries’ written policies relating to the processing of Personal Information to the extent required by applicable Privacy Laws, (ii) the Privacy Laws, (iii) all applicable industry standards including, without limitation, the Payment Card Industry Data Security Standard and all other applicable requirements of the payment card brands, and (iv) all applicable contractual obligations entered into by the Company or any Subsidiary relating to Personal Information processed by the Company or such Subsidiary.

“Private Payment Program” means those private, non-Governmental Programs, health care plans or other third-party payors, including private insurance, managed care plans, accountable care organizations, clinically integrated networks, employer-sponsored programs under ERISA, health maintenance organizations, and physician hospital organizations, under which healthcare providers or suppliers, directly or indirectly, receive payment for the provision of services or goods to members of the applicable program, in each case including any pharmacy benefit manager administering such program or plan, and in each case excluding any Company Employee Plan.

“Prohibited Amendments” has the meaning set forth in Section 6.11(a).

“Proxy Statement” has the meaning set forth in Section 6.14(a).

“Qualified Person” means any Person or group of Persons who has made an Acquisition Proposal that did not result from a material breach of Section 6.1 that the Company Board determines in good faith (after consultation with outside counsel and its financial advisor) is, or could reasonably be expected to lead to, a Superior Proposal; provided, however, that such Qualified Person shall cease being a “Qualified Person” if such Acquisition Proposal is withdrawn or the Company Board determines in good faith (after consultation with outside counsel and its financial advisor) such Acquisition Proposal is not, and could not reasonably be expected to lead to, a Superior Proposal.

“Recommendation” has the meaning set forth in Section 6.1(e)(i).

“Recommendation Change Notice” has the meaning set forth in Section 6.1(e).

“Redacted Fee Letters” means the fee letters referred to in any Debt Commitment Letter in which the only redactions relate to fee amounts, “market flex” provisions, pricing provisions, pricing caps or “securities demand” provisions; provided that such redactions do not, and do not relate to any terms that could, adversely affect the conditionality, enforceability, availability or termination, or reduce the aggregate principal amount below the Required Financing Amount, of the Debt Financing or other funding being made available by such financing source.

“Reinvestment” has the meaning set forth Section 4.5.

“Reinvestment Agreement” has the meaning set forth in the Recitals.

“Release” means any release, spill, emission, leaking, injection, emptying, pumping, escaping, dumping, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment.

“Repatriation Confirmation” has the meaning set forth in Section 6.17.

“Repatriation Jurisdiction” has the meaning set forth in Section 6.17.

“Repatriation Notice” has the meaning set forth in Section 6.17.

“Repatriation Response” has the meaning set forth in Section 6.17.

“Reporting Tail Endorsement” means a six (6) year extended reporting period endorsement with respect to the Current D&O Insurance.

“Representatives” means, with respect to any Person, such Person’s directors, managers, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Required Aggregate Amount” means an amount sufficient to pay (i) the Merger Consideration, (ii) any indebtedness contemplated or required to be paid, redeemed or otherwise satisfied in connection with the

Transactions and (iii) all related fees, expenses and other amounts, in each case of clauses (i), (ii) and (iii), required to be paid by Parent and Merger Sub on the Merger Closing Date in connection with the consummation of the Transactions.

“Required Financial Information” means (a) all the financial statements described in paragraph 9 of Exhibit E of the International Debt Commitment Letters as in effect as of the date hereof, with respect to the financing of the Company’s international segment (and related audit reports) (the “International Financial Statements”); (b) any financial information and data derived from the historical books and records of the Company and its Subsidiaries reasonably requested by Parent in writing to the extent necessary to permit Parent to prepare the pro forma financial statements required pursuant to paragraph 10 of Exhibit E of the International Debt Commitment Letters with respect to the financing of the Company’s international segment as in effect as of the date hereof; provided that the Company shall reasonably cooperate with Parent in the preparation of, but shall have no obligation to prepare, any such pro forma financial statements; and (c) such other pertinent and customary financial or related information of the Company and its Subsidiaries as Parent shall reasonably request in writing of the type and form that are customarily included in an offering memorandum with respect to an offering of non-convertible high yield debt securities by the Company’s international segment pursuant to Rule 144A promulgated under the Securities Act; provided that in no event shall the Required Financial Information be deemed to include or shall the Company otherwise be required to provide (A) “segment reporting,” consolidating financial statements, separate subsidiary financial statements and other financial statements, data and analysis that would be required by Sections 3-09, 3-10, 3-16, 13-01 or 13-02 of Regulation S-X or Item 302 of Regulation S-K, (B) CD&A and other information required by Item 402 of Regulation S-K and information regarding executive compensation and related party disclosure related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A, (C) any description of all or any component of the Financing, including any such description to be included in liquidity and capital resources disclosure or any “description of notes” or “description of indebtedness,” or other information customarily provided by the Financing Sources or their counsel, (D) risk factors relating to all or any component of the Financing, (E) any pro forma financial statements, projections or other prospective information, (F) information regarding any post-Merger Closing or pro forma cost savings, synergies, capitalization, ownership information or other post-Merger Closing or pro forma adjustments, and (G) other information customarily excluded from an offering memorandum with respect to an offering of non-convertible high yield debt securities pursuant to Rule 144A promulgated under the Securities Act (the information described in clauses (A) through (G), the “Excluded Information”).

“Required Financing Amount” has the meaning set forth in Section 4.5.

“Required Initial Closing Amount” means an amount sufficient to pay the Initial Closing Consideration.

“Restrictive Order” has the meaning set forth in Section 6.4(a)(iv).

“RSU Vesting Date” has the meaning set forth in Section 2.3(c)(ii).

“Sale Committee” means the Sale Committee formed pursuant to the DAP Rights Agreement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“Schedule 13e-3” has the meaning set forth in Section 6.14(a).

“SEC” means the United States Securities and Exchange Commission.

“second request” has the meaning set forth in Section 6.4(b).

“Secretary of State” means the Secretary of State of the State of Delaware.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Proceeds Cap Amount” has the meaning set forth in the DAP Rights Agreement.

“Shields Purchaser” has the meaning set forth on Section 6.16 of the Company Disclosure Letter.

“Significant GFR Supplier” has the meaning set forth in Section 3.22(a).

“Significant GNFR Supplier” has the meaning set forth in Section 3.22(b).

“Significant Pharmacy Company Payment Program” has the meaning set forth in Section 3.22(d).

“Significant Pharmacy Supplier” has the meaning set forth in Section 3.22(c).

“Significant Shields Customer” has the meaning set forth in Section 3.22(f).

“Significant Supplier, Payor or Customer” has the meaning set forth in Section 3.22(g).

“Significant US Healthcare Company Payment Program” has the meaning set forth in Section 3.22(e).

“Social Security Act” means the Social Security Act of 1935.

“Solvent” has the meaning set forth in Section 4.7.

“Specified Company Permits” mean the Company Permits identified as Specified Company Permits in Section 7.1(b)(ii) of the Company Disclosure Letter.

“Specialty Pharma Debt Commitment Letters” has the meaning set forth in the definition of “Debt Commitment Letters.”

“Specified Holders” means the Persons listed on the signature pages to the Voting Agreement as “SP Investors”.

“Specified Time” means the earlier of (a) time at which this Agreement is terminated in accordance with the terms hereof and (b) the Effective Time.

“Subsidiary” means, with respect to any Person, another Person (a) of which such first Person owns or controls, directly or indirectly, securities or other ownership interests representing (i) more than 50% of the voting power of all outstanding stock or ownership interests of such second Person, or (ii) the right to receive more than 50% of the net assets available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution, or (b) of which such first Person is a general partner or managing member.

“Superior Proposal” means any bona fide Acquisition Proposal made by a third party after the date of this Agreement to acquire, directly or indirectly, more than 50% of the equity securities or consolidated total assets of the Company and its Subsidiaries, (a) on terms which the Company Board determines in its good faith judgment to be more favorable to the holders of Company Common Stock than the Transactions (after consultation with its financial and legal advisors), taking into account all the terms and conditions of such proposal (including financial, regulatory, legal and other aspects of such proposal) and this Agreement (including any written, binding offer by Parent to amend the terms of this Agreement) that the Company Board determines to be relevant and (b) which the Company Board determines to be reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal that the Company Board determines to be relevant. In no event shall an Acquisition Proposal be considered a “Superior Proposal” if it was solicited, initiated, facilitated, encouraged or negotiated in material breach of Section 6.1 by the Company.

“Surviving Corporation” means the Company following the Merger.

“Tax Returns” means all reports, returns, forms, or statements required to be filed with a Governmental Entity with respect to Taxes.

“Taxes” means all taxes, imposts, levies or other similar assessments imposed by any Governmental Entity, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, services, transfer, withholding, employment, payroll and franchise taxes, together with any interest, fines, penalties, or additions to tax imposed or assessed with respect thereto.

“Topco” has the meaning set forth in the Recitals.

“Transactions” means, collectively, the transactions contemplated by this Agreement, the Voting Agreement, the Reinvestment Agreement and the DAP Rights Agreement, including the Merger, the Reinvestment and the Financing; provided that the term “Transactions” or the words “transactions contemplated hereby” or “transactions contemplated by this Agreement” shall not include the Carveout Transactions with respect to (i) any representation or warranty to the extent intended to address the consequences of (x) the Transactions or (y) the execution, delivery or performance of this Agreement (including Section 3.4, Section 3.13(b), Section 3.14(h), Section 3.17, Section 3.19 or Section 3.20), or (ii) solely to the extent related thereto, the condition set forth in Section 7.3(a).

“Unaffiliated Company Stockholders” means the holders of shares of Company Common Stock excluding the Specified Holders, Parent, the individual set forth on Section 4.10 of the Parent Disclosure Letter and any of their respective Affiliates.

“Uncertificated Shares” means uncertificated shares that immediately prior to the Effective Time represented shares of Company Common Stock.

“U.S. Retail Debt Commitment Letter” has the meaning set forth in the definition of “Debt Commitment Letters.”

“Village Interim Sale Proceeds” means the net (i.e., net of expenses and taxes) cash proceeds actually received by the Company or any of its Subsidiaries, or the VPMC Group, in consideration of any Village Sale, to the extent such net cash proceeds are retained for the purposes of funding the VMPC Group businesses and either (i) contributed to the VPMC Group following the date hereof and prior to Closing or (ii) contributed to the DAP Issuer at or prior to the Closing.

“VPMC Group” means Village Practice Management Company Holdings, LLC or any of its Subsidiaries.

“Willful Breach” means a material breach of any covenant or agreement set forth in this Agreement that is a consequence of an act, or failure to act, undertaken by the breaching party with the actual knowledge that the taking of such act, or failure to act, would result, or would reasonably be expected to result, in such breach.

ARTICLE X

MISCELLANEOUS

10.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.

10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by electronic mail, in each case to the intended recipient as set forth below:

(a) if to a Parent Entity, to:

c/o Sycamore Partners Management, L.P.

9 West 57th Street, 31st Floor

New York, NY 10019

Email: [***]

Attn: [***]

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: [***]

E-mail: [***]

(b) if to the Company, to:

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, Illinois 60015

Attn: [***]

Email: [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn: [***]

E-mail: [***]

Any party hereto may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party hereto may change the address to which notices and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

10.3 Entire Agreement. This Agreement, the Voting Agreement, the Reinvestment Agreement and the DAP Rights Agreement (and the documents and instruments referred to herein, including the Schedules and Exhibits hereto) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof. Notwithstanding anything to the contrary, the (a) Confidentiality Agreement shall remain in effect in accordance with its terms and (b) the Company Disclosure Letter shall not be deemed a part of this Agreement as provided in Section 268(b) of the DGCL.

10.4 Third Party Beneficiaries; No Recourse.

(a) This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by the terms and provisions of Section 6.6 (with respect to which the Indemnified Parties shall be third party beneficiaries), (b) from and after the Effective Time, the rights of holders of shares of Company Common Stock, Company Stock Options, Company DSUs, Company RSUs and Company Performance Share Awards to receive the consideration set forth in Article I, (c) unless the Effective Time shall have occurred, the right of the Company, on behalf of the holders of shares of Company Common Stock, Company Stock Options, Company DSUs, Company RSUs and Company Performance Share Awards to pursue claims for damages for any breach of this Agreement by the Parent Entities, as applicable, that gives rise to any such claim (including damages based on loss of the economic benefits of the Transactions to holders of shares of Company Common Stock, Company Stock Options, Company DSUs, Company RSUs and Company Performance Share Awards, including loss of premium offered to such holders) and any damages, settlements, or other amounts recovered or received by the Company with respect to such claims may, in the Company’s sole and absolute discretion, as applicable, be (x) distributed, in whole or in part, by the Company to the holders of Company Common Stock of record as of any date determined by the Company; or (y) retained by the Company for the use and benefit of the Company on behalf of the holders of shares of Company Common Stock, Company Stock Options, Company DSUs, Company RSUs and Company Performance Share Awards in any manner the Company deems fit, (d) the rights of Persons who are explicitly provided to be third-party beneficiaries of the Limited Guarantee, the Equity Funding Letters and the Reinvestment Agreement solely to the extent of the rights set forth therein, (e) the rights of the Parent Related Parties and the Company Related Parties set forth in Section 10.10(c), (f) the rights of the Company’s Subsidiaries and the respective Representatives of the Company and its Subsidiaries set forth in Section 6.11(c) and Section 6.18 and (g) with respect to the Debt Financing Sources and the Preferred Equity Financing Sources, the provisions of this Section 10.4 (Third Party Beneficiaries), the last sentence of Section 8.4 (Modification or Amendment), Section 10.5 (Assignment), Section 10.9 (Governing Law), Section 10.10 (Remedies), Section 10.11 (Submission to Jurisdiction) and Section 10.12 (WAIVER OF JURY TRIAL) (and the related defined terms contained in the foregoing provisions), each of which shall expressly inure to the benefit of the Debt Financing Sources and the Preferred Equity Financing Sources and which the Debt Financing Sources and the Preferred Equity Financing Sources shall be entitled to rely on and enforce the provisions of as they relate to the Debt Financing Sources and the Preferred Equity Financing Sources.

(b) This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Transactions may only be made against the entities that are expressly identified as signatories hereto and no Parent Related Party (other than each Guarantor to the extent set forth in such Guarantor’s Limited Guarantee or each Equity Financing Source to the extent set forth in such Equity Financing Sources’ Equity Funding Letter) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Company against the Parent Entities hereunder, in no event shall the Company or any of its Affiliates, and the Company agrees not to and to cause its Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Parent Related Party (other than the Parent Entities or any payment from a Guarantor to the extent set forth in the applicable Limited Guarantee).

(c) The Company, on behalf of itself and each Company Related Party, hereby (x) waives any and all rights or claims against the Debt Financing Sources and Preferred Equity Financing Sources in connection with this Agreement, the Debt Financing, the Preferred Equity Financing or any of the agreements entered into in connection with the Debt Financing, the Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or equity, contract, tort or otherwise, (y) agrees not to commence (and if commenced agrees to dismiss or otherwise terminate) any proceeding or legal or equitable action against any Debt Financing Source or Preferred Equity Financing Source in connection with this Agreement, the Debt Financing or Preferred Equity Financing, as applicable, or any of the agreements entered into in connection with the Debt Financing, Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and (z) agrees that no

Debt Financing Source or Preferred Equity Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature in connection with this Agreement, the Debt Financing, the Preferred Equity Financing, the Debt Commitment Letters, the Preferred Equity Commitment Letters or any of the transactions contemplated hereby or thereby or the performance of any services thereunder. For the avoidance of doubt, nothing in this Section 10.4(c) shall limit the rights of the Parent Entities (or, after the Merger Closing, the Surviving Corporation or any of its Subsidiaries) against the Debt Financing Sources under this Agreement, the Debt Financing, the Preferred Equity Financing, the Debt Commitment Letters, the Preferred Equity Commitment Letters or any of the transactions contemplated hereby or thereby or the performance of any services thereunder.

10.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, however, that each Parent Entity (i) may assign, in whole or in part, this Agreement or any or all of its rights (but not its obligations) hereunder to one or more of its Affiliates controlled by Sycamore Partners Management, L.P. that was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement (provided that no such assignment shall (w) affect the obligations of any such Affiliate who has committed to provide Equity Financing under the applicable Equity Funding Letter or the Guarantors under the Limited Guarantees, (x) impede or delay the consummation of the Transactions or (y) relieve the Parent Entities of any of its obligations under this Agreement or (z) except with respect to transactions included in Section 6.16 of the Company Disclosure Letter, impose any incremental Tax cost or withholding on the Company or any of its stockholders) and (ii) may, from and after the Merger Closing, assign in whole or in part, this Agreement or any or all of its rights and obligations hereunder to one or more of its Affiliates or for collateral security purposes to any lender or Debt Financing Sources; provided, further that no such assignment shall relieve such party of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

10.6 Severability. Any term or provision (or part thereof) of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions (or parts thereof) hereof or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision (or part thereof) hereof is invalid or unenforceable, the court making such determination shall have the power to limit the term or provision (or part thereof), to delete specific words or phrases, or to replace any invalid or unenforceable term or provision (or part thereof) with a term or provision (or part thereof) that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision (or part thereof) that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term (or part thereof).

10.7 Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic mail.

10.8 Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” are not limiting; (b) “hereof”,

“hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “date hereof” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a Person are also to its permitted successors and assigns; (h) references to an “Article”, “Section”, “Recital”, “preamble”, “Exhibit” or “Schedule” refer to an Article, Section, Recital or preamble of, or an Exhibit or Schedule to, this Agreement; (i) except with respect to agreements and Contracts listed on the Company Disclosure Letter, references to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time; (j) unless the context otherwise requires, any definition of or reference to any law or any provision of any law herein shall be construed as referring to such law as from time to time amended, supplemented or modified, including by succession of comparable successor laws and references to the rules and regulations promulgated thereunder or pursuant thereto; (k) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (l) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; (m) references to a communication by a regulatory agency include a communication by the staff of such regulatory agency; (n) references to “make available” or “made available” shall include availability through an electronic data room, through EDGAR or otherwise, in each case at least four hours prior to the execution of this Agreement; and (o) covenants and agreements of the Company pursuant to this Agreement with respect to Subsidiaries of the Company that are not directly or indirectly wholly owned by the Company shall only require the Company to take, or refrain from taking, such actions to the extent of the Company’s (or its applicable Subsidiaries’) ability (contractual or otherwise) to take, or refrain from taking, or, as applicable, to cause such non-wholly owned Subsidiaries to take, or refrain from taking, such actions (including, with respect to the VPMC Group, taking into account the VPMC Operating Agreement, any loans or advances from the Company and any forbearance agreements with the Company) in respect of covenants and agreements of the Company pursuant to this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

10.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware; provided that, except as specifically set forth in the Debt Commitment Letters or the Preferred Equity Commitment Letters, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) involving any of the Debt Financing Sources in any way relating to the Debt Commitment Letters or the Preferred Equity Financing Sources in any way relating to the Preferred Equity Commitment Letters, as applicable, or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, construed and enforced in accordance with, the internal laws of the State of New York, without giving effect to principles or rules or conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

10.10 Remedies.

(a) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto agree that irreparable damage for which monetary relief (including any fees payable pursuant to Section 8.3), even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. Subject to the following sentence and Section 10.10(c), the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 10.11 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, (b) the provisions set forth in Sections 8.3 and 10.10(c) (i) are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and (ii) shall not be construed to diminish or otherwise impair in any respect any party’s right to specific enforcement and (c) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor the Parent Entities would have entered into this Agreement. Notwithstanding the foregoing or anything else to the contrary herein, it is explicitly agreed that the right of the Company to obtain an injunction, specific performance or other equitable remedies in connection with enforcing the applicable Parent Entity’s obligation to cause the Equity Financing to be funded in accordance with the terms and conditions of the applicable Equity Funding Letter and to effect the applicable Closing in accordance with Section 1.3 (but not the right of the Company to such injunctions, specific performance or other equitable remedies for any other reason) shall be subject in all events to the requirements that (i) the Marketing Period has ended and the satisfaction, or express written waiver by the Parent Entities, of all conditions precedent to the obligations of the Parent Entities to consummate the Transactions set forth in Sections 7.1, 7.3 and 7.4 (other than those conditions that by their nature are to be satisfied at the applicable Closing, but subject to such conditions being satisfied at such Closing) at the time when the applicable Closing would have been required to occur pursuant to Section 1.3, but for the failure of the Equity Financing to be funded, (ii) the Debt Financing and the Preferred Equity Financing (including any alternative financing that has been obtained in accordance with Section 6.11(b)) have been funded or will be funded in accordance with the terms thereof at the applicable Closing if the Equity Financing is or were to be funded at the applicable Closing, and (iii) the Company has irrevocably confirmed in writing to Parent that (x) if specific performance is granted and the Equity Financing, the Preferred Equity Financing and the Debt Financing were funded, then it would take such actions required of it by this Agreement to cause the applicable Closing to occur and (y) it stands ready, willing and able to consummate the Initial Closing or the Merger, as applicable. The parties hereto agree not to assert that a remedy of specific enforcement is contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that (x) in no event shall the Company or any Company Related Party (other than the Parent Entities (or, after the Merger Closing, the Surviving Corporation or any of its Subsidiaries)) be entitled to seek the remedy of specific performance of this Agreement against any Debt Financing Source and (y) any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10.10(b) shall not be required to provide any bond or other security in connection with any such order or injunction.

(c) Notwithstanding anything in this Agreement to the contrary:

(i) in the event that the Company shall terminate this Agreement in circumstances where the Parent Termination Fee is owed pursuant to Section 8.3(c), then, the Company’s right to receive payment of the Parent Termination Fee pursuant to Section 8.3(c) shall, together with any indemnification for or reimbursement of any applicable expenses pursuant to Section 6.11(c), 6.15, 6.16, 6.17, 6.18 or 8.3(e), be the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Company, the Company Related Parties or any other Person arising out of or in connection with this Agreement, the Financing Letters or the Limited Guarantee, the transactions contemplated hereby and thereby (and the abandonment or termination hereof or thereof), any breach (including any Willful Breach) or failure to perform hereunder or thereunder, the failure of the Merger or the other Transactions to be consummated, or any matter forming the basis for such termination, and, upon payment of such amount, neither the Company, any Company Related Party nor any other Person shall be entitled to bring or maintain any claim, action or proceeding against the Parent Entities, any Guarantor, the Financing Sources or any of their respective representatives (including any investment banker, financial advisors, attorneys, accountants or other advisors) or any of their respective Affiliates or any of their or their Affiliates’ respective direct or indirect, former, current or future general or limited partners, stockholders, equityholders, securityholders, financing sources, managers, members, directors, officers, representatives, employees, controlling persons, agents or assignees (collectively, the “Parent Related Parties”, it being understood that, for the avoidance of doubt, the Specified Holders and their Affiliates shall not be Parent Related Parties for any purpose hereunder) for any loss or damage arising out of or in connection with any breach (including any Willful Breach) or failure to perform under this Agreement, the Financing Letters or the Limited Guarantee, any of the Transactions (or the abandonment or termination thereof), the failure of the Merger or the other Transactions to be consummated or any matters forming the basis for such termination (but excluding, for the avoidance of doubt, the Confidentiality Agreement); provided that nothing in this Section 10.10(c) shall limit the rights of the Company, its Subsidiaries and their respective Representatives under the Confidentiality Agreement, the Voting Agreement or to be indemnified and reimbursed for expenses in accordance with Sections 6.11(c), 6.15, 6.16, 6.17, 6.18 or 8.3(e). For the avoidance of doubt, subject to the proviso in the immediately preceding sentence, upon payment to the Company of such Parent Termination Fee, none of the Parent Entities or the Parent Related Parties or any of their representatives, including any investment banker, financial advisor, any Debt Financing Source, attorney, accountant or other advisor, agent, representative or affiliate shall have any further liability or obligation to the Company or any Company Related Party relating to or arising out of this Agreement or the Transactions.

(ii) in the event that the Parent Entities or their designee shall become entitled to receive full payment of the Company Termination Fee pursuant to Section 8.3(b), then the Parent Entities’ right to receive payment of the Company Termination Fee pursuant to Section 8.3(b) shall, together with any reimbursement of applicable expenses pursuant to Section 8.3(e), be the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Parent Entities, the Parent Related Parties or any other Person arising out of or in connection with this Agreement, the Transactions (and the abandonment or termination thereof) any breach (including any Willful Breach) or failure to perform hereunder, the failure of the Merger or the other Transactions to be consummated, or any matter forming the basis for such termination, and, upon payment of such amount, none of the Parent Entities or any of their respective Affiliates or any other Person shall be entitled to bring or maintain any claim, action or proceeding against the Company and its Subsidiaries and any of their respective direct or indirect, former, current or future officers, directors, partners, stockholders, managers, members, financing sources, representatives, employees, controlling persons, agents or Affiliates or any other Person claiming by, through or for the benefit of the Company (collectively, “Company Related Parties”) arising out of or in connection with this Agreement (including any Willful Breach), any of the Transactions, the failure of the Merger or the other Transactions to be consummated or any matters forming the basis for such termination; provided that nothing in this Section 10.10(c) shall limit the rights of the Parent Entities or any of their applicable Representatives under the Confidentiality Agreement or the Voting Agreement or to be indemnified and reimbursed for expenses in accordance with Section 8.3(e); and

(iii) in connection with any loss suffered by the Company or any Company Related Party arising out of or in connection with this Agreement, the Financing Letters or the Limited Guarantees and the Transactions, including as a result of the failure of the transactions contemplated hereby and thereby to be consummated or for a breach (including Willful Breach) or failure to perform hereunder or otherwise (other than in the circumstances in which the Company is entitled to receive Parent Termination Fee pursuant to Section 8.3(c)) the Company agrees, on behalf of itself and the Company Related Parties, that the maximum aggregate monetary liability of the Parent Entities and Parent Related Parties, if any, shall be limited to the amount of the Parent Termination Fee, and in no event shall the Company or any Company Related Party seek or be entitled to recover from any Parent Entity or any Parent Related Parties, and the Company on behalf of itself and the Company Related Parties hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in excess of such amount, including through any Parent Entity or any Parent Related Party or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable law, through a claim based in tort, contract or otherwise (except that the Parent Entities shall be obligated to the Company under the Confidentiality Agreement, Section 8.3(e) and for any of its expense reimbursement and indemnification obligations contained in Sections 6.11(c), 6.15, 6.16, 6.17 and 6.18).

(iv) In connection with any loss suffered by any Parent Related Party as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, other than in the circumstances in which Parent is entitled to receive the Company Termination Fee pursuant to Section 8.3(b), Parent agrees, on behalf of itself and the Parent Related Parties, that the maximum aggregate monetary liability of the Company and the Company Related Parties, if any, shall be limited to the amount of the Company Termination Fee, and in no event shall any Parent Entity or any Parent Related Party seek or be entitled to recover from the Company or any Company Related Parties, and Parent on behalf of itself, the Parent Entities and the Parent Related Parties hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in excess of such amount (except that the Company shall be obligated to Parent under the Confidentiality Agreement and Section 8.3(e)). Notwithstanding the foregoing, the Parent Entities acknowledge and agree that they shall not be entitled to monetary damages for any breach of Section 6.15, 6.16, 6.17 or 6.18 by the Company and that their sole and exclusive remedy for any breach of Section 6.15, 6.16, 6.17 or 6.18 by the Company shall be specific performance (and the Company acknowledges and agrees that such remedy shall be available against it).

(v) For the avoidance of doubt, while each of the Company and the Parent Entities may pursue both a grant of specific performance in accordance with Section 10.10(b) and the payment of the Company Termination Fee or the Parent Termination Fee, as applicable, under Section 8.3(b) or Section 8.3(c) respectively, or the recovery of monetary damages subject to the limitations set forth in Section 10.10(c)(iii) or Section 10.10(c)(iv), under no circumstances shall the Company or the Parent Entities be permitted or entitled to receive both (1) a grant of specific performance of the Equity Financing to be funded that results in a Closing and consummation of the Transactions and (2) any money damages, including monetary damages in lieu of specific performance and all or any portion of the Parent Termination Fee or the Company Termination Fee, as applicable, and in no event shall the Company Related Parties or the Parent Related Parties be entitled to receive any damages whatsoever if the Parent Termination Fee or the Company Termination Fee, as applicable, is paid (except for any obligations arising under the Confidentiality Agreement, Section 8.3(e), Section 6.11(c), Section 6.15, Section 6.16, Section 6.17 and Section 6.18). The parties acknowledge and agree that the fact that the parties have agreed to this Section 10.10(c) shall not be deemed to affect any party’s right to specific performance under Section 10.10(b) (subject to the limitations set forth therein). Notwithstanding the foregoing, no Debt Financing Source shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) in connection with any Debt Commitment Letter, this Agreement, the Transactions, or with respect to any activities related to the Debt Financing.

10.11 Submission to Jurisdiction. Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.2. Nothing in this Section 10.11, however, shall affect the right of any Person to serve legal process in any other manner permitted by law. Notwithstanding the foregoing, the Company, on behalf of itself and each Company Related Party, (v) agrees that it will not, and will not permit its Affiliates to, bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Debt Financing Sources, the Preferred Equity Financing Sources and their respective former, current or future affiliates and their former, current or future general or limited partners, shareholders, directors, officers, managers, employees, members, agents, representatives, controlling persons, advisors or attorneys and any heirs, successors or assigns of any of the foregoing in any way relating to this Agreement or any of the Transactions, including with respect to any dispute arising out of or relating in any way to the Debt Commitment Letters, the Preferred Equity Commitment Letters and any transactions contemplated thereby, including the Debt Financing, the Preferred Equity Financing or the performance thereof, in any forum other than the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, located in the Borough of Manhattan in the City of New York or, in either case, any appellate court thereof, (w) agrees that any such action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise involving the Debt Financing Sources or the Preferred Equity Financing Sources, arising out of or relating to, this Agreement, the Financing or any of the agreements entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (x) agrees that service of process upon any such party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.2, (y) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action in any such court and (z) agrees that the waiver of jury trial set forth in Section 10.12 hereof shall be applicable to any such proceeding.

10.12 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND FOR ANY LITIGATION (WHETHER IN LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT COMMITMENT LETTERS OR PREFERRED EQUITY COMMITMENT LETTERS, THE TRANSACTIONS AND FINANCINGS CONTEMPLATED THEREBY OR THE PERFORMANCE THEREOF, INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST ANY DEBT FINANCING SOURCE OR PREFERRED EQUITY FINANCING SOURCE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.12.

10.13 Disclosure Letter. The Company Disclosure Letter shall be arranged in Sections corresponding to the numbered sections contained in this Agreement, and the disclosure in any section shall qualify (a) the corresponding section or subsection of this Agreement and (b) the other sections or subsections of this Agreement, to the extent that it is reasonably apparent from a reading of the text of such disclosure that it also qualifies or applies to such other sections. The inclusion of any information in the Company Disclosure Letter shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a Company Material Adverse Effect or is outside the Ordinary Course of Business.

10.14 Parent Guarantee. Parent agrees to take all action necessary to cause Merger Sub or the Surviving Corporation, as applicable, to perform all of its agreements, covenants and obligations under this Agreement. Parent unconditionally guarantees to the Company the full and complete performance by Merger Sub or the Surviving Corporation, as applicable, of its respective obligations under this Agreement and shall be liable for any breach of any representation, warranty, covenant or obligation of Merger Sub or the Surviving Corporation, as applicable, under this Agreement.

[Remainder of Page Intentionally Left Blank.]

Parent, Merger Sub and the Company have executed this Agreement as of the date set forth in the initial caption of this Agreement.

BLAZING STAR PARENT, LLC

By:	/s/ Kevin Burke
	Name:	Kevin Burke
	Title:	Co-President

BLAZING STAR MERGER SUB, INC.

By:	/s/ Kevin Burke
	Name:	Kevin Burke
	Title:	Co-President

WALGREENS BOOTS ALLIANCE, INC.

By:	/s/ Tim Wentworth
	Name:	Tim Wentworth
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit A

FORM OF DIVESTED ASSET PROCEED RIGHTS AGREEMENT

BY AND AMONG

[PARENT],

[STAR SUPERCO INC.]

[DAP ISSUER LLC],

[VPM HOLDINGS LLC]

THE SALE COMMITTEE, AS DEFINED HEREIN,

THE SHAREHOLDER REPRESENTATIVE, AS DEFINED HEREIN,

AND

[●], AS RIGHTS AGENT

DATED AS OF [●], 2025

FORM OF DIVESTED ASSET PROCEED RIGHTS AGREEMENT

THIS DIVESTED ASSET PROCEED RIGHTS AGREEMENT, dated as of [—], 2025, effective as of the Effective Time (this “Agreement”), is entered into by and among [Star Parent LLC], a Delaware limited liability company (“Parent”), [Star Superco Inc.], a Delaware corporation, [DAP ISSUER LLC], a Delaware limited liability company (the “DAP Issuer”), VPM Holdings LLC, a Delaware limited liability company (“VPM Holdings”), the Sale Committee, the Shareholder Representative, and [—], a [—] corporation, as Rights Agent (the “Rights Agent”)1.

RECITALS

WHEREAS, the Parent Entities, [Blazing Star], a Delaware corporation (the “Company”), and Wing Merger Sub, Inc., a Delaware corporation (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of [—], 2025 (as amended, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent; and

WHEREAS, pursuant to the Merger Agreement, the Parent Entities have agreed to cause DAP Issuer to issue in respect of each share of Company Common Stock and in respect of Company Equity Awards outstanding as of immediately prior to the Effective Time, certain rights to the DAP Right Payment Amounts if and when payable pursuant to this Agreement.

NOW, THEREFORE, for and in consideration of the agreements contained herein and the consummation of the transactions contemplated by the Merger Agreement, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Interpretation; Definitions.

(a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) “include”, “includes” and “including” are not limiting;

(ii) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

(iii) “date hereof” refers to the date set forth in the initial caption of this Agreement;

(iv) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”;

(v) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement;

(vi) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

[1]	To be jointly selected prior to the Effective Time.

(vii) references to a Person are also to its permitted successors and assigns;

(viii) references to an “Article”, “Section”, “Recital”, “preamble”, “Schedule” refer to an Article, Section, Recital or preamble of, or Schedule to, this Agreement;

(ix) references to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time;

(x) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States;

(xi) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; and

(xii) covenants and agreements of any member of the Village SPV Group or any of their Affiliates pursuant to this Agreement with respect to the VPMC Group shall require such Person to take, or refrain from taking, or cause VPMC Group to take, or refrain from taking, such actions to the fullest extent of the Village SPV Group’s (A) rights as an equity holder, including under the VPMC Operating Agreement and (B) rights as debt holder, including under the Pre-Closing Primary Facility; provided that such Person shall not be deemed in breach hereof if the taking of any such action, or refraining to take any action, (1) would reasonably be expected to result in a breach of the VPMC Operating Agreement, the Pre-Closing Primary Facility or applicable law or (2) would require any approval of the Sale Committee or Shareholder Representative that has not been received.

(b) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. The following terms shall have the meanings ascribed to them as follows:

“Additional Funding” means any Investments made after the date hereof from any Affiliate of the Village SPV Group that is not a member of the Village SPV Group to any Village Entity to the extent made in accordance with the terms of this Agreement.

“Affiliate Transactions” means any Contracts, transactions or arrangements involving any Village Entity, on the one hand, and any Affiliate of any Village Entity (other than any Village Entity), on the other hand, other than Contracts, transactions or arrangements, in each case on arm’s length terms in the Ordinary Course of Business that are not material. For the avoidance of doubt, for purposes of this Agreement, any Investment by an Affiliate of any Village Entity (other than any Village Entity) into any Village Entity shall constitute an Affiliate Transaction not in the Ordinary Course of Business that requires prior written approval of the Shareholder Representative in accordance with Section 4.1(b)(ii). As of the date of this Agreement, each Parent Entity and their respective Affiliates as of the date hereof shall each be deemed an Affiliate of DAP Issuer.

“Aggregate DAP Rights” means the sum of the number of outstanding DAP Rights listed in the DAP Right Register and the number of Equity Award DAP Rights issuable (upon vesting), in each case, determined as of immediately following the Effective Time (including, for the avoidance of doubt, without duplication, any Forfeited Equity Award DAP Rights).

“Aggregate DAP Right Payment Amount” has the meaning set forth in Section 2.4(a).

“Agreement” has the meaning given to such term in the Preamble.

“Available Cash Balance” means, as of any date of determination, the amount of (i) the Cash and Cash Equivalents of DAP Issuer, minus (ii) the aggregate amount of the Village Sale Expenses actually incurred from January 1, 2025 through the date of determination that remains outstanding and unpaid as of the date of determination, minus (iii) any Village Severance Costs payable by DAP Issuer or any of its Affiliates (other than the VPMC Group) that remains outstanding and unpaid as of the date of determination, minus (iv) the aggregate amount of the Funding Limit to the extent not previously repaid or otherwise reimbursed or settled as of the date of determination, minus (v) the aggregate amount of any Additional Funding to the extent not previously repaid or otherwise reimbursed to the DAP Issuer or any of its Affiliates (other than the VPMC Group) as of the date of determination, minus (vi) if the Company breached the Merger Agreement by the Company or any of its Subsidiaries making Investments into the VPMC Group such that the Net Funded Amount at Closing was in excess of the Funding Limit, the amount of such excess to the extent not previously repaid or otherwise reimbursed to the DAP Issuer or any of its Affiliates (other than the VPMC Group) as of the date of determination, and minus (vii) the DAP Issuer Required Tax Amount. Any Equity Award Catch-up Amounts and any amounts retained by DAP Issuer in respect of Forfeited Equity Award DAP Rights shall not be considered Cash and Cash Equivalents of the Village SPV Group and shall not be included in the calculation of Available Cash Balance.

“Cash and Cash Equivalents” means, as of any time of determination, cash and cash equivalents, calculated in accordance with GAAP. Notwithstanding anything herein to the contrary, “Cash and Cash Equivalents” shall be reduced by any issued by uncleared checks and increased by any deposits of cash in transit, in each case, as of such time of determination.

“Change of Control” means the consummation of any transaction or series of related transactions with one or more Persons that are not Affiliates of the Village SPV Group pursuant to which the direct or indirect equityholders of DAP Issuer immediately prior to such transaction (together with their Affiliates) beneficially own less than 50% of DAP Issuer’s (or the applicable acquiring, resulting or surviving entity’s) voting power immediately after such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company” has the meaning given to such term in the Recitals.

“Company Board” means the board of directors of the Company.

“Company Equity Awards” means Company Stock Options, Company DSUs, Company RSUs or Company Performance Share Awards.

“Credit Support” means letters of credit, bankers acceptances, surety bonds, cash collateral or other restricted cash, financial and performance guarantees and other forms of credit or financial support, in each case (but without duplication) whether or not drawn or utilized.

“DAP Cap Amount” means $3.00.

“DAP Issuer Required Tax Amount” means any Unpaid Taxes of the DAP Issuer.

“DAP Issuer Sub” means [DAP ISSUER SUB LLC], a Delaware limited liability company.

“DAP Right Payment Amount” has the meaning set forth in Section 2.4(a).

“DAP Right Payment Date” means the date that any DAP Right Payment Amount is paid by DAP Issuer to the Holders pursuant to Section 2.4.

“DAP Right Register” has the meaning given to such term in Section 2.3(b).

“DAP Rights” means the divested asset proceed rights issued or issuable (upon vesting) by DAP Issuer under this Agreement.

“Disputed Unsold Village Interests” has the meaning given to such term in Section 2.4(c)(i).

“Entire DAP Right Payment Statement” has the meaning given to such term in Section 2.4(c).

“Entire Village Sale” means a direct or indirect sale, transfer, lease, license, exchange or other disposition (including by means of a merger or other business combination transaction), following the date of the Merger Agreement, the effect of which is to divest 100% of DAP Issuer’s then remaining Unsold Village Interests.

“Equity Award DAP Right” means a DAP Right issued or issuable (upon vesting) to a Holder pursuant to the terms of the Merger Agreement in respect of Company Equity Awards.

“Excess Cash Amount” means an amount, if positive, equal to (i) the Available Cash Balance minus (ii) $200,000,000.

“Excluded Expenses” means (i) any costs, fees or expenses of DAP Issuer or any of its Affiliates arising out of or relating to any dispute with the Shareholder Representative or otherwise with respect to the terms of this Agreement, other than (x) the fees and expenses of the Neutral Auditor and the independent investment bank instructed pursuant to Section 2.4(c)(i), (y) any advisors engaged in connection with any dispute pursuant to Section 2.4(b) or Section 2.4(c) and (z) to the extent contemplated by Section 7.9 and (ii) any costs, fees or expenses paid or payable by any member of the VPMC Group (and not payable by DAP Issuer or any of its Affiliates (other than the members of the VPMC Group)).

“Fair Market Value” means the fair market value of any Unsold Village Interests determined in accordance with Section 2.4(c)(i).

“Forfeited Equity Award DAP Right” means any Equity Award DAP Right that was issuable (but not yet issued) and has been forfeited (and is no longer issuable) as a result of a termination of employment or service in accordance with Section 2.3 of the Merger Agreement.

“Funding Limit” has the meaning given to such term in the Merger Agreement.

“Holder” means a Person in whose name a DAP Right or the right to receive (upon vesting) a DAP Right in accordance with Section 2.3 of the Merger Agreement is registered in the DAP Right Register.

“Interim Distributions” means payments to the Holders in respect of the DAP Rights pursuant to Section 2.4(a)(i).

“Interim Distribution DAP Right Payment Statement” has the meaning given to such term in Section 2.4(b)(i).

“Interim Distribution Amount” means a Mandatory Distribution Amount, a Discretionary Distribution Amount or a Unanimous Distribution Amount, as applicable.

“Interim Distribution Shareholder Proceeds” means, as of any date of determination, with respect to an Interim Distribution, the product of (i) the Shareholder Portion and (ii) the Interim Distribution Amount; provided that, for the avoidance of doubt, if, with respect to any Interim Distribution, the Village Aggregate Shareholder Proceeds Amount (after giving effect to the payment of the applicable Interim Distribution Shareholder Proceeds payable with respect to such Interim Distribution) would result in a Holder of any outstanding DAP Right receiving aggregate DAP Right Payment Amounts in respect of such DAP Right in excess of the DAP Cap Amount, then the applicable Interim Distribution Shareholder Proceeds shall be reduced to the extent necessary such that, after giving effect to the payment of the Interim Distribution Shareholder Proceeds with respect to such Interim Distribution, such Holder of such DAP Right shall have received aggregate DAP Right Payment Amounts in respect of such DAP Right equal to the DAP Cap Amount.

“Interim Distribution Shareholder Proceeds Per DAP Right” means an amount equal to (i) the Interim Distribution Shareholder Proceeds divided by (ii) the number of Aggregate DAP Rights).

“Investment” means, with respect to any Person, any direct or indirect investment, including any advance, loan or other extension of credit, any Credit Support, capital contribution by (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any capital stock, bonds, notes, debentures or other securities or evidences of indebtedness issued or owned by, any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

“law” means any law (including common law), act, statute, code, order, judgment, injunction, ruling, decree or writ, ordinance or regulation of any Governmental Entity.

“Merger Agreement” has the meaning given to such term in the Recitals.

“Neutral Auditor” has the meaning given to such term in Section 2.4(c)(v).

“Notice of Agreement” has the meaning given to such term in Section 2.4(b)(ii).

“Notice of Objection” has the meaning given to such term in Section 2.4(b)(ii).

“Objections” has the meaning given to such term in Section 2.4(b)(iv).

“Officer’s Certificate” means a certificate signed by the chief executive officer, president, chief financial officer, any vice president, the controller, the treasurer or the secretary of DAP Issuer, in his or her capacity as such an officer.

“Parent” has the meaning given to such term in the Preamble.

“Parent Member” means the member of the Sale Committee appointed by DAP Issuer, whom shall initially be [___]2.

“Parent Member Initiated Sale” has the meaning given to such term in Section 4.3(e).

“Partnership Audit Rules” means Sections 6221 through 6241 of the Code, as amended by the Bipartisan Budget Act of 2015, U.S. Public Law 114-74, together with any binding administrative guidance issued thereunder or successor provisions and any similar provisions of state, local or non-U.S. Laws.

“Permitted Transfer” means (i) the transfer of any or all of the DAP Rights upon death by will or intestacy, (ii) transfer by instrument to an inter vivos or testamentary trust in which the DAP Rights are to be passed to beneficiaries upon the death of the trustee, (iii) transfers made pursuant to a court order (including in connection with divorce, bankruptcy or liquidation), (iv) if the Holder is a corporation, partnership or limited liability company, a distribution by the transferring corporation, partnership or limited liability company to its stockholders, partners or members, as applicable (provided that (A) such distribution does not subject the DAP Rights to a requirement of registration under the Securities Act or the Exchange Act or (B) in the case of a transferring corporation, DAP Issuer shall have reasonably determined after consultation with counsel that such distribution does not subject the DAP Rights to a requirement of registration under the Securities Act or the Exchange Act), (v) a transfer made by operation of law (including a consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity and (vi) in the case of DAP Rights held in book-entry or other similar

[2]	Note to Draft: Individual to be identified in the Agreement.

nominee form, from a nominee to a beneficial owner (and, if applicable, through an intermediary) or from such nominee to another nominee for the same beneficial owner.

“Pre-Closing Company-Village Loans” means, collectively, loans or advances from the Company under the Pre-Closing Primary Facility as of January 1, 2025, including all interest and other amounts that are paid in kind and capitalized to the principal amount thereof on the terms provided under the Pre-Closing Primary Facility.

“Pre-Closing Primary Facility” means the Credit Agreement, dated as of January 3, 2023 (as amended, restated, amended and restated, supplemented, waived or otherwise modified and in effect as of the date of the Merger Agreement), by and among VPMC and Village Practice Management Company, LLC, a Delaware limited liability company and a direct and wholly-owned Subsidiary of VPMC, as co-borrowers, the administrative agent party thereto (the “Pre-Closing Administrative Agent”) and the lenders from time to time party thereto.

“Qualified Investment” means any (i) investment in a money market investment program registered under the Investment Company Act of 1940, as amended, that invests solely in direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America or (ii) certificate of deposit issued by any bank, bank and trust company or national banking association with a combined capital and surplus in excess of $100,000,000 and insured by the Federal Deposit Insurance Corporation or a similar governmental agency.

“Referral Notice” has the meaning given to such term in Section 2.4(c)(i).

“Remaining Asset Amount” means the aggregate Fair Market Value, as of the Sale Deadline, of all Unsold Village Interests.

“Rights Agent” means the Rights Agent named in the Preamble, until a successor Rights Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.

“Sale Committee” means a committee comprised of the Shareholder Member, the Specified Holders Member and the Parent Member, which committee shall (except as otherwise specified herein) act by majority vote. Any instrument or document executed by a majority of the individual members of the Sale Committee (except as otherwise specified herein), in their capacity as members of the Sale Committee, shall be deemed a valid execution of such instrument or document on behalf of the Sale Committee.

“Sale Committee Persons” has the meaning given to such term in Section 3.1(a).

“Sale Committee Expense Amount” has the meaning given to such term in Section 3.3(b).

“Sale Deadline” means (i) the four (4) year anniversary of the Effective Time or (ii) if one or more Village Sales Agreements is executed prior to the four (4) year anniversary of the Effective Time (or the Sale Deadline as determined by the provisos to this definition) but the Village Sale contemplated thereby, as applicable, has not closed, the Sale Deadline shall be the date sixty (60) days following the date all such Village Sales Agreements have either been terminated or any and all closings under such Village Sales Agreements have occurred; provided that the Sale Deadline shall be automatically extended for successive one (1) year periods unless DAP Issuer, in its sole discretion, delivers written notice of termination to the Sale Committee and the Rights Agent at least 20 Business Days prior to the then-applicable Sale Deadline, and such date, as extended, shall be the “Sale Deadline” for all purposes of this Agreement.

“Sale Deadline Net Proceeds” means, as of the Sale Deadline, in the event there is no Entire Village Sale prior to such Sale Deadline, the sum, if positive, of (i) the Remaining Asset Amount, plus (ii) the Available Cash

Balance, minus (iii) without duplication, the hypothetical Unpaid Taxes that would be taken into account pursuant to this Agreement (including under the definition of Available Cash Balance) if the Remaining Asset Amount resulted from a sale for cash of the equity interests in VPMC directly held by the applicable Village SPVs and such amount was distributed up the chain to DAP Issuer.

“Sale Deadline Shareholder Proceeds” means, as of the Sale Deadline, the product of (i) the Shareholder Portion and (ii) the Sale Deadline Net Proceeds; provided that, for the avoidance of doubt, if the Village Aggregate Shareholder Proceeds Amount (after giving effect to the payment of the Sale Deadline Shareholder Proceeds) would result in a Holder of any outstanding DAP Right receiving aggregate DAP Right Payment Amounts in respect of such DAP Right in excess of the DAP Cap Amount, then the Sale Deadline Shareholder Proceeds shall be reduced to the extent necessary such that, after giving effect to the payment of the Sale Deadline Shareholder Proceeds, such Holder of such DAP Right shall have received aggregate DAP Right Payment Amounts in respect of such DAP Right equal to the DAP Cap Amount.

“Sale Deadline Shareholder Proceeds Per DAP Right” means an amount equal to (i) the Sale Deadline Shareholder Proceeds divided by (ii) the number of Aggregate DAP Rights.

“Shareholder Member” means the member of the Sale Committee appointed by the Shareholder Representative, whom shall initially be [ ]3.

“Shareholder Portion” means 0.70.

“Shareholder Representative” means a committee, or Person controlled by a committee, comprised of [—], [—] and [—], all of whom were individual members of the Company Board immediately prior to the Effective Time, who shall act by majority vote on behalf of the Holders as their sole and exclusive representative in their capacities as Holders for all matters in connection with this Agreement; provided, however, that the individual members of the committee comprising or controlling the Shareholder Representative shall act free of direction or instruction from any other members of the Company Board immediately prior to the Effective Time, though the individual members of the committee comprising or controlling the Shareholder Representative may communicate with such former members regarding the status and substance of this Agreement. Any instrument or document executed by a majority of the individual members of the committee comprising or controlling the Shareholder Representative, in the committee’s capacity as such, shall be deemed a valid execution of such instrument or document on behalf of the Shareholder Representative.

“Shareholder Representative Expense Amount” has the meaning given to such term in Section 3.3(b).

“Shareholder Representative Initiated Sale” has the meaning given to such term in Section 4.3(e).

“Shareholder Representative Matters” has the meaning given to such term in Section 4.1(a).

“Shareholder Representative Persons” has the meaning given to such term in Section 3.1(a).

“Specified Holders” means the “Specified Holders” set forth in the Merger Agreement, together with their Affiliates and permitted successors and assigns.

“Specified Holders Member” means the member of the Sale Committee appointed by the Specified Holders, whom shall initially be [___]4.

[3]	Note to Draft: Individual to be identified in the Agreement. To be a member of the Company Board immediately prior to the Effective Time.
[4]	Note to Draft: Individual to be identified in the Agreement.

“Surviving Person” has the meaning given to such term in Section 6.1(a)(i).

“Unpaid Taxes” means, for the applicable member of the Village SPV Group or the DAP Issuer, as of the applicable date of determination or distribution, the unpaid taxes owed or reasonably expected to be owed, for tax periods (or the portion thereof) ending on or prior to such date. In the case of the DAP Issuer, Unpaid Taxes shall be calculated as though (i) the DAP Issuer were a domestic corporation within the meaning of Section 7701(a) of the Code and that (a) the DAP Issuer owned (x) 100% of DAP Issuer Sub, a Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes and (y) a 99% interest in VPM TopCo, a Delaware limited liability company that is treated as a partnership corporation for U.S. federal income tax purposes, (b) DAP Issuer Sub owned 1% of VPM TopCo, (c) VPM TopCo owns 100% of the stock of VPM Holdings, a Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes and (iv) except as described in clauses (a), (b) or (c), none of the DAP Issuer, DAP Issuer Sub or VPM TopCo own any assets and (ii) the Taxes of the DAP Issuer are paid to the extent (and only to the extent) a distribution is made by the DAP Issuer pursuant to clause (ii) of Section 2.4(a)(viii). If a Village Entity incurs a debt to pay an unpaid tax owed or reasonably expected to be owed described in the first sentence of this definition, such debt shall (without duplication) be treated as an Unpaid Tax. In no event shall Unpaid Taxes include any Taxes actually included dollar for dollar in a prior determination of Unpaid Taxes.

“Unsold Village Interests” means, without duplication of amounts included in clause (i) of the definition of Available Cash Balance, all of (i) DAP Issuer’s direct or indirect equity interests in the VPMC Group, (ii) DAP Issuer’s direct or indirect interest in the Pre-Closing Company-Village Loans, and (iii) without duplication, any non-Cash or Cash Equivalent property then held by the Village Entities (other than the VPMC Group and the Village Blockers), in each case as of the Sale Deadline.

“Village Aggregate Shareholder Proceeds Amount” means, with respect to a DAP Right Payment Amount, the sum, without duplication, of (i) the amount of the DAP Right Payment Amount and (ii) the sum, without duplication, of all prior DAP Right Payment Amounts actually made to Holders.

“Village Blockers” means Kinnevik US Holdings, LLC, a Delaware limited liability company, THV VMD Blocker, LLC, a Delaware limited liability company, and Oak HC/FT VMD Blocker, LLC, a Delaware limited liability company.

“Village Business” means the business and operations carried on by the VPMC Group.

“Village Entities” means DAP Issuer, the VPMC Group and each direct and indirect Subsidiary of DAP Issuer that directly or indirectly owns any equity interests in any member of the VPMC Group. For the avoidance of doubt, as of the date hereof, the Village Entities shall include the Village Blockers.

“Village Sale” means a direct or indirect sale, transfer, lease, license, exchange or other disposition (including by means of a merger or other business combination transaction) (i) of any portion of the consolidated assets of the VPMC Group, (ii) of any portion of the DAP Issuer’s direct or indirect equity interests in the Village Entities or (iii) the effect of which is to divest the DAP Issuer of any portion of its direct or indirect Investment in the VPMC Group, including an Entire Village Sale.

“Village Sale Agreements” means executed binding definitive transaction documents providing for a Village Sale.

“Village Sale Expenses” means (i) any out-of-pocket transaction costs, fees or expenses (including any broker fees, finder’s fees, advisory fees, accountant or attorney’s fees and transfer, registration, documentary, stamp or similar Taxes (“Transfer Taxes”)) incurred from January 1, 2025 in connection with a Village Sale by the Company, DAP Issuer or any of their respective Subsidiaries (other than the VPMC Group), the Sale Committee and the Shareholder Representative, (ii) any amounts expressly deemed to be Village Sale Expenses hereunder and (iii) the fees and expenses of the Rights Agent, the Neutral Auditor and the independent investment bank instructed pursuant to Section 2.4(c)(i), in each case which are documented in reasonable detail, prepared in good faith, and certified by DAP Issuer and approved by the Sale Committee; provided, that Village Sale Expenses shall exclude any Excluded Expenses.

“Village Severance Costs” means compensation, cost of benefits and other costs due to be paid (including the employer portion of any Taxes paid related thereto) by DAP Issuer or any of its Affiliates (other than the VPMC Group) to employees of the VPMC Group or of DAP Issuer or its applicable Affiliate providing services to the business and operations carried on by the VPMC Group, in connection with a termination of employment from the VPMC Group (or DAP Issuer or such Affiliate, as applicable), in each case provided that such termination of employment occurs as a result of (and within one (1) month of) a Village Sale.

“Village SPV” means each Village Entity, other than DAP Issuer and the members of the VPMC Group.

“Village SPV Group” means DAP Issuer and the Village SPVs.

“Village Shareholder Proceeds” means, with respect to the Entire Village Sale, the product of (A) the Shareholder Portion and (B) the Available Cash Balance after giving effect to the consummation of such Entire Village Sale; provided that, for the avoidance of doubt, if the Village Aggregate Shareholder Proceeds Amount (after giving effect to the payment of the Village Shareholder Proceeds) would result in a Holder of any outstanding DAP Right receiving aggregate DAP Right Payment Amounts in respect of such DAP Right in excess of the DAP Cap Amount, then the Village Shareholder Proceeds shall be reduced to the extent necessary such that, after giving effect to the payment of the Village Shareholder Proceeds, such Holder of such DAP Right shall have received aggregate DAP Right Payment Amounts in respect of such DAP Right equal to the DAP Cap Amount.

“Village Shareholder Proceeds Per DAP Right” means an amount equal to (i) the Village Shareholder Proceeds divided by (ii) the number of Aggregate DAP Rights.

“VPM TopCo” means [VPM TOPCO LLC], a [Delaware] limited liability company.

“VPMC” means Village Practice Management Company Holdings, LLC.

“VPMC Group” means VPMC and its Subsidiaries.

“VPMC Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of VPMC dated as of January 3, 2023, as such agreement may be amended from time to time following the date hereof.

ARTICLE II

DIVESTED ASSET PROCEED RIGHTS

Section 2.1 Issuance of DAP Rights; Appointment of Rights Agent.

(a) DAP Issuer shall issue the DAP Rights pursuant to the terms of the Merger Agreement, and the DAP Rights shall represent the right of the Holders to receive, and the obligation of DAP Issuer to pay, in respect of each DAP Right held by such Holder, each DAP Right Payment Amount (if any) if and when payable pursuant to this Agreement. The registration on the books and records of DAP Issuer and the administration of the DAP Rights shall be handled pursuant to this Agreement in the manner set forth in this Agreement.

(b) DAP Issuer hereby appoints [—] to act as the Rights Agent for the DAP Rights in accordance with this Agreement and the Rights Agent hereby accepts such appointment.

Section 2.2 Nontransferable. The DAP Rights or any interest therein shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than pursuant to a Permitted Transfer.

Section 2.3 No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The DAP Rights shall not be evidenced by a certificate or other instrument.

(b) The Rights Agent shall keep a register (the “DAP Right Register”) for the registration of DAP Rights in a book-entry position for each Holder and transfers of DAP Rights as herein provided. The DAP Right Register shall set forth the name and address of each Holder, the number of DAP Rights held by such Holder and, if applicable, the U.S. taxpayer identification number of such Holder. The DAP Right Register will be updated as necessary by the Rights Agent to reflect the addition or removal of Holders (including pursuant to any Permitted Transfers). Each of DAP Issuer and the Shareholder Representative may receive and inspect a copy of the DAP Right Register, from time to time, upon written request made to the Rights Agent. Within five (5) Business Days after receipt of such request, the Rights Agent shall deliver a copy of the DAP Right Register, as then in effect, to DAP Issuer and the Shareholder Representative at the address set forth in Section 7.1.

(c) Subject to the restriction on transferability set forth in Section 2.2, every request made to transfer a DAP Right must be in writing and accompanied by a written instrument of transfer and any other documentation requested by DAP Issuer or the Rights Agent in form reasonably satisfactory to DAP Issuer and the Rights Agent, duly executed by the registered Holder thereof, the Holder’s attorney duly authorized in writing, personal representative or survivor and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions herein including Section 2.2, promptly register the transfer of the DAP Rights in the DAP Right Register. All duly transferred DAP Rights registered in the DAP Right Register shall be the valid obligations of DAP Issuer, evidencing the same right, and shall entitle the transferee to the same benefits and rights under this Agreement, as those held by the transferor. No transfer of a DAP Right shall be valid until registered in the DAP Right Register, and any transfer not duly registered in the DAP Right Register will be void ab initio (unless the transfer was permissible hereunder and such failure to be duly registered is attributable to the fault of the Rights Agent). No Equity Award DAP Right shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Holder, except as would not subject the Holder to any Taxes pursuant to Section 409A of the Code. Any transfer or assignment of the DAP Rights shall be without charge (other than the cost of any Transfer Taxes, which shall be the responsibility of the transferor) to the Holder.

(d) A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the DAP Right Register. The written request must be duly executed by the Holder. Upon receipt of such written notice, the Rights Agent shall promptly record the change of address in the DAP Right Register.

Section 2.4 Payment Procedures; Payment Amount.

(a) Subject to Section 2.4(a)(vi), the Holders shall be entitled to, and the DAP Issuer shall pay, the following payments in respect of the DAP Rights (each such payment, a “DAP Right Payment Amount” and, in the aggregate, without duplication, the “Aggregate DAP Right Payment Amount”):

(i) Payment for Interim Distribution. Subject to the procedures set forth in Section 2.4(b) with respect to any Mandatory Distribution Amount pursuant to Section 4.1(e)(i), upon a required Interim Distribution pursuant to Section 4.1(e)(i) or a request for an Interim Distribution by the Sale Committee pursuant to Section 4.1(e)(ii) or Section 4.1(e)(iii), each Holder of an outstanding DAP Right shall, in respect of each such DAP Right, be entitled to and shall receive the Interim Distribution Shareholder Proceeds Per DAP Right with respect to such Interim Distribution.

(ii) Payment for Entire Village Sales. Subject to the procedures set forth in Section 2.4(c), upon the receipt by DAP Issuer of proceeds in respect of any Entire Village Sale, if the amount of Available Cash Balance following receipt of such proceeds is a positive number, each Holder of a DAP Right shall, in respect of such DAP Right, be entitled to and shall receive the Village Shareholder Proceeds Per DAP Right. For the avoidance of doubt, this Section 2.4(a)(ii) and Section 2.4(c) shall apply to an Entire Village Sale that has been consummated after the date of the Merger Agreement and prior to the date of this Agreement to the extent that the proceeds from such Entire Village Sale were not previously added to the Per Share Cash Consideration in connection with the Closing under Section 2.1(c) of the Merger Agreement.

(iii) Payment upon Sale Deadline. Subject to the procedures set forth in Section 2.4(c), upon the occurrence of the Sale Deadline, if the amount of the Sale Deadline Net Proceeds is a positive number, each Holder of an outstanding DAP Right shall, in respect of such DAP Right, be entitled to and shall receive the Sale Deadline Shareholder Proceeds Per DAP Right.

(iv) Deferred Cash Consideration. To the extent that any consideration pursuant to any Village Sale includes any deferred cash consideration that is received following an Entire Village Sale or Sale Deadline (including pursuant to any escrow, holdback or similar amount and including any such deferred cash consideration in connection with a Village Sale consummated prior to the Closing), each Holder of an outstanding DAP Right shall be entitled to and shall receive an amount with respect to such DAP Right equal to the Shareholder Portion of (A) (x) the amount of such deferred cash consideration actually received by DAP Issuer minus (y) the DAP Issuer Required Tax Amount (it being agreed and understood that any such Village Sale deferred cash received by a Village SPV and distributed up the chain to DAP Issuer shall be subject to additional applicable reductions for Unpaid Taxes pursuant to Section 2.6) divided by (B) the number of Aggregate DAP Rights; provided that the amount of such payments shall be reduced to the extent necessary to ensure that no Holder of any outstanding DAP Right receives aggregate DAP Right Payment Amounts in respect of such DAP Right in excess of the DAP Cap Amount. Such amounts shall be paid by DAP Issuer, within five (5) Business Days after its receipt thereof (or, if later, five (5) Business Days following the determination of the DAP Issuer Required Tax Amount pursuant to Section 2.4(f)), directly to the Rights Agent for payment to the Holders, except as set forth in Section 2.4(a)(vi) below in respect of Equity Awards DAP Rights.

(v) Change of Control. Notwithstanding anything herein to the contrary, in the event of a Change of Control, the date that is 60 days prior to the anticipated date of consummation of such Change of Control shall be deemed for all purposes hereunder as the occurrence of the Sale Deadline and, subject to the procedures set forth in Section 2.4(c), if the amount of the Sale Deadline Net Proceeds is a positive number, each Holder of an outstanding DAP Right shall, in respect of such DAP Right, be entitled to and shall receive the Sale Deadline Shareholder Proceeds Per DAP Right. For the avoidance of doubt, DAP Issuer agrees that the payment in full of the Sale Deadline Shareholder Proceeds to the Holders with respect to such deemed Sale Deadline shall occur no later than concurrently with the closing of any such Change of Control.

(vi) Equity Award DAP Rights.

(A) Any DAP Right Payment Amount payable in respect of an Equity Award DAP Right that has not yet been issued (including, for the avoidance of doubt, any Forfeited Equity Award DAP Rights) as of the date of the calculation of the applicable DAP Right Payment (such amounts, the “Equity Award Catch-up Amounts”) shall not be distributed to Holders on the applicable DAP Right Payment Date but, except in the case of any Forfeited Equity Award DAP Right, shall be deposited by DAP Issuer into a segregated bank account of DAP Issuer at a banking institution reasonably acceptable to the Shareholder Representative established and maintained for the benefit of the Holders of Equity Award DAP Rights (other than, for the avoidance of doubt, any Forfeited Equity DAP Rights) and invested in one or more Qualified Investments until paid pursuant to the terms hereof (“Equity Award Catch-up Account”). Upon vesting of the right to receive any Equity Award DAP Right in accordance with Section 2.3 of the Merger Agreement following the Closing Date, the Holder shall receive (and DAP Issuer shall issue any pay) (i) the Equity Award DAP Right and (ii) an amount in cash from the Equity Award Catch-up Account equal to the aggregate Equity Award Catch-up Amounts (if any) in respect of such Equity Award DAP Right. In the event any Equity Award DAP Right that is issuable upon vesting (but has not yet been issued) becomes a Forfeited Equity Award DAP Right, any Equity Award Catch-up Amounts in respect of such Forfeited Equity Award DAP Right shall be released to DAP Issuer from the Equity Award Catch-up Account (and, for the avoidance of doubt, shall not be considered Cash and Cash Equivalents or included in the calculation of Available Cash Balance). Notwithstanding anything to the contrary contained in this Agreement, other than in connection with (x) payments to Holders pursuant to this Section 2.4(a)(vi) and (y) the release to DAP Issuer of amounts in respect of Forfeited Equity Award DAP Rights, the DAP Issuer shall not withdraw any amounts from the Equity Award Catch-up Account without the prior written consent of the Shareholder Representative. In the case of any Equity Award DAP Payment that, as of a DAP Right Payment Date, has become a Forfeited Equity Award DAP Right, no DAP Right Payment Amount shall be payable to the Holder or the Rights Agent with respect thereto and, instead, such DAP Right Payment Amount shall be retained by the DAP Issuer (and, for the avoidance of doubt, shall not be considered Cash and Cash Equivalents or included in the calculation of Available Cash Balance) or, at the DAP Issuer’s election, paid to an Affiliate of the DAP Issuer.

(B) Notwithstanding anything to the contrary in this Agreement, (i) payment in respect of any DAP Right shall only be made in accordance with Treasury Regulation Section 1.409A-3(i)(5)(iv)(A), provided that the parties hereby acknowledge and agree that any DAP Right Payment Amounts paid beyond the fifth (5th) anniversary of the Effective Time shall be paid if such DAP Right Payment Amounts are subject to a substantial risk of forfeiture under Section 409A of the Code and shall constitute “short-term deferrals” within the meaning of Treasury Regulation Section1.409A-1(b)(4), and (ii) in lieu of payment by the DAP Issuer to the Rights Agent of any DAP Right Payment Amount that is payable to a Holder of Equity Award DAP Rights, such DAP Right Payment Amount may be retained by DAP Issuer and paid to the Holder through the payroll of the DAP Issuer or one of its Affiliates.

(vii) Notwithstanding anything to the contrary in this Agreement, in no event shall the Aggregate DAP Right Payment Amounts result in a Holder of any outstanding DAP Right receiving aggregate DAP Right Payment Amounts in respect of such DAP Right in excess of the DAP Cap Amount.

(viii) Notwithstanding anything to the contrary in this Agreement, the Sale Committee shall permit (i) each Village SPV to use any cash of such Village SPV to pay any Unpaid Taxes of such Village SPV and (ii) the DAP Issuer to use any cash held by the DAP Issuer to make payments from time to time to its owner in amounts that do not exceed the Unpaid Taxes of the DAP Issuer as of such time.

(ix) In connection with any payment of a DAP Right Payment Amount, the remaining portion of any Interim Distribution Amount, Sale Deadline Net Proceeds, Available Cash Balance, deferred cash compensation or other distributable amount shall (without duplication) be released to an Affiliate of the DAP Issuer designated by the DAP Issuer (each, a “Remaining Distribution”).

(b) Procedure for Interim Distribution Events.

(i) In the event of a Mandatory Distribution Amount pursuant to Section 4.1(e)(i), DAP Issuer shall promptly deliver to the Shareholder Representative and the Sale Committee (with a copy to the Rights Agent) DAP Issuer’s good faith written calculation, in reasonable detail (including, for the avoidance of doubt, the calculation of the DAP Issuer Required Tax Amount) and with supporting documentation, work papers and receipts of the Interim Distribution Shareholder Proceeds and the resulting Interim Distribution Shareholder Proceeds Per DAP Right (the “Interim Distribution DAP Right Payment Statement”).

(ii) Within five (5) Business Days after receipt of the Interim Distribution DAP Right Payment Statement, the Shareholder Representative shall deliver to DAP Issuer and the Rights Agent a notice specifying whether the Shareholder Representative agrees with (a “Notice of Agreement”) or objects to (a “Notice of Objection”) such Interim Distribution DAP Right Payment Statement. During such five (5) Business Day period, DAP Issuer shall cooperate with and permit the Shareholder Representative and any accountant or other consultant or advisor retained by the Shareholder Representative access during normal business hours to such records and personnel (including the external auditors of DAP Issuer and its Subsidiaries) as may be reasonably necessary to verify the accuracy of the Interim Distribution DAP Right Payment Statement and the amounts underlying the calculation of the Interim Distribution Shareholder Proceeds and the resulting Interim Distribution Shareholder Proceeds Per DAP Right.

(iii) If the Shareholder Representative delivers a Notice of Agreement, then any Interim Distribution Shareholder Proceeds Per DAP Right shall be due and payable to the Holders pursuant to the procedures set forth in Section 2.4(d) below. If the Shareholder Representative does not deliver either a Notice of Objection or a Notice of Agreement within such five (5) Business Day period, then the Shareholder Representative shall be deemed to have delivered a Notice of Agreement with respect to such Interim Distribution DAP Right Payment Statement.

(iv) Any Notice of Objection shall contain the Shareholder Representative’s calculation of the Interim Distribution Shareholder Proceeds and the resulting Interim Distribution Shareholder Proceeds Per DAP Right that the Shareholder Representative believes Holders are entitled to receive. Such Notice of Objection must also be accompanied by a description in reasonable detail of each of the objections to the calculations reflected in the Notice of Objection (collectively, the “Objections”). For a period of ten (10) Business Days after the delivery of the Notice of Objection, DAP Issuer and the Shareholder Representative shall, in good faith, try to resolve any Objections; provided, that to the extent that DAP Issuer and the Shareholder Representative are unable to resolve all Objections during such ten (10) Business Day period, such Objections shall be submitted to KPMG, LLP, or, if such firm is unwilling or unable to fulfill such role, another independent accounting firm mutually agreed by DAP Issuer and the Shareholder Representative (the “Neutral Auditor”). The Neutral Auditor shall, within thirty (30) Business Days of such submission, resolve any Objections and such resolution shall, in the absence of manifest error, be final, binding and conclusive upon DAP Issuer and its Affiliates, the Sale Committee, the Shareholder Representative, each of the other parties hereto and each of the Holders. The costs, fees and expenses of such Neutral Auditor shall be Village Sale Expenses. Upon such resolution, the Sale Committee, DAP Issuer and the Shareholder Representative shall notify the Rights Agent of such resolution and Interim Distribution Shareholder Proceeds Per DAP Right, as finally determined by the Neutral Auditor, shall be due and payable to the Holders in respect of each outstanding DAP Right held by such Holder pursuant to the procedures set forth in this Section 2.4.

(c) Procedure for the Entire Village Sale or upon the Sale Deadline.

(i) For a period of ten (10) Business Days following the occurrence of the Sale Deadline, DAP Issuer and the Shareholder Representative shall attempt in good faith to agree on the Fair Market Value of the Unsold Village Interests using a generally accepted valuation method. If DAP Issuer and the Shareholder Representative so mutually agree, then the Fair Market Value as agreed between the parties shall be final and binding on the parties hereto and the Holders. If DAP Issuer and the Shareholder Representative do not mutually agree on the Fair Market Value of the Unsold Village Interests within such ten (10) Business Day period, then, with respect to the Unsold Village Interests on which DAP Issuer and the Shareholder Representative do not agree on the Fair Market Value (a “Disputed Unsold Village Interest”), either DAP Issuer or the Shareholder Representative may, by written notice to the other (the “Referral Notice”), determine to refer such dispute to an independent investment banking firm. In the event that either DAP Issuer or the Shareholder Representative determines to refer such dispute to an independent investment banking firm, then, within five (5) Business Days following the delivery of the Referral Notice, each of DAP Issuer and the Shareholder Representative shall separately, by written notice to the other, select an internationally recognized independent investment banking firm that is regularly engaged in providing financial advisory services in connection with mergers and acquisitions and instruct such investment banks to select and mutually agree upon a third such internationally recognized independent investment banking firm to be retained, which such third independent investment banking firm shall be instructed by the parties to, within twenty (20) Business Days from the date of its retention, prepare and deliver to DAP Issuer, the Sale Committee and the Shareholder Representative such investment banking firm’s written determination of the Fair Market Value of such Disputed Unsold Village Interests. Notwithstanding anything to the contrary contained in this Section 2.4, in the event that DAP Issuer or any Village SPV (other than the Village Blockers) enters into a definitive agreement to sell any Unsold Village Interests after the Sale Deadline but prior to the final payment of the Sale Deadline Shareholder Proceeds, then the Fair Market Value of each such Unsold Village Interests for purposes of this Section 2.4(c)(i) shall be the greater of (A) the Fair Market Value as determined by either (1) the mutual consent of DAP Issuer and the Shareholder Representative or (2) the instructed independent investment banking firm and (B) the price of such Unsold Village Interests set forth in such definitive agreement. The determination of the Fair Market Value of any Disputed Unsold Village Interests in accordance with this Section 2.4(c)(i) shall be final and binding upon DAP Issuer and its Affiliates, the Sale Committee and the Shareholder Representative and any other Person (including the Holders) for purposes of calculating the Remaining Asset Amount. The costs, fees and expenses of the instructed independent investment banking firm shall be Village Sale Expenses.

(ii) Promptly following the completion of the Entire Village Sale or the occurrence of the Sale Deadline, but in no event later than twenty (20) Business Days thereafter (or with respect to the Sale Deadline, if later, three (3) Business Days following the date that Fair Market Value of all Unsold Village Interests has been determined in accordance with Section 2.4(c)(i) above), DAP Issuer shall deliver to the Shareholder Representative (with a copy to the Rights Agent) the DAP Issuer’s good faith written calculation of the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, as applicable, and the resulting Village Shareholder Proceeds Per DAP Right or Sale Deadline Shareholder Proceeds Per DAP Right, as applicable (the “Entire DAP Right Payment Statement”). Such Entire DAP Right Payment Statement will be accompanied by DAP Issuer’s calculation in reasonable detail of the components of the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, as applicable, including a good faith written calculation, in reasonable detail and with supporting documentation, work papers and receipts (to the extent applicable), of the DAP Issuer Required Tax Amount and the Village Sale Expenses incurred by DAP Issuer and its Affiliates.

(iii) Within thirty (30) days after receipt of the Entire DAP Right Payment Statement, the Shareholder Representative shall deliver to DAP Issuer and the Rights Agent a Notice of Agreement or a Notice of Objection to such Entire DAP Right Payment Statement. During such thirty (30) day period, DAP Issuer shall cooperate with and permit the Shareholder Representative and any accountant or other consultant or advisor retained by the Shareholder Representative access during normal business hours to such records and personnel (including, subject to the execution of customary access letters, the external auditors of DAP Issuer) as may be reasonably necessary to verify the accuracy of the Entire DAP Right Payment Statement and the amounts underlying the calculation of the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, as applicable, and the resulting Village Shareholder Proceeds Per DAP Right or Sale Deadline Shareholder Proceeds Per DAP Right, as applicable.

(iv) If the Shareholder Representative delivers a Notice of Agreement, then any Village Shareholder Proceeds Per DAP Right or Sale Deadline Shareholder Proceeds Per DAP Right, as applicable, shall be due and payable to the Holders pursuant to the procedures set forth in this Section 2.4. If the Shareholder Representative does not deliver either a Notice of Objection or a Notice of Agreement within such thirty (30) day period, then the Shareholder Representative shall be deemed to have delivered a Notice of Agreement with respect to such Entire DAP Right Payment Statement.

(v) If the Shareholder Representative delivers a Notice of Objection to the Sale Committee and DAP Issuer within such thirty (30) day period, such Notice of Objection shall contain the Shareholder Representative’s calculation of the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, and

the resulting Village Shareholder Proceeds Per DAP Right or Sale Deadline Shareholder Proceeds Per DAP Right, as applicable. Such Notice of Objection must also be accompanied by a description in reasonable detail of each of the Objections, and a certificate certifying that the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, as applicable, and the resulting Village Shareholder Proceeds Per DAP Right or Sale Deadline Shareholder Proceeds Per DAP Right, as applicable, reflected in the Notice of Objection was calculated in the manner required under this Agreement.

(vi) If DAP Issuer does not agree with any of the Objections, the Objections that are in dispute shall be submitted to the Neutral Auditor. The Neutral Auditor shall, within thirty (30) Business Days of such submission, resolve any Objections and such resolution shall, in the absence of manifest error, be final, binding and conclusive upon DAP Issuer and its Affiliates, the Sale Committee, the Shareholder Representative, each of the other parties hereto and each of the Holders. The costs, fees and expenses of such Neutral Auditor shall be Village Sale Expenses. Upon such resolution, the Sale Committee, DAP Issuer and the Shareholder Representative shall notify the Rights Agent of such resolution and any Village Shareholder Proceeds Per DAP Right or Sale Deadline Shareholder Proceeds Per DAP Right, as applicable, as finally determined by the Neutral Auditor, shall be due and payable to the Holders in respect of each outstanding DAP Right held by such Holder pursuant to the procedures set forth in this Section 2.4.

(d) Once any Interim Distribution Shareholder Proceeds Per DAP Right, Village Shareholder Proceeds Per DAP Right, Sale Deadline Shareholder Proceeds Per DAP Right or any deferred cash consideration per DAP Right payable pursuant to Section 2.4(a)(iv), as the case may be, becomes due and payable pursuant to Section 2.4(a)(iv), Section 2.4(b) or Section 2.4(c), respectively, DAP Issuer shall establish a DAP Right Payment Date with respect to the DAP Right Payment Amount that is within five (5) Business Days thereafter and shall provide written notice to the Rights Agent, the Sale Committee and Shareholder Representative of the same. Except as set forth in Section 2.4(a)(vi) above in respect of Equity Awards DAP Rights, at least two (2) Business Days prior to such DAP Right Payment Date, DAP Issuer shall cause the Interim Distribution Shareholder Proceeds, the Village Shareholder Proceeds, the Sale Deadline Shareholder Proceeds or the aggregate amount of deferred cash consideration payable pursuant to Section 2.4(a)(iv), as applicable, to be delivered to the Rights Agent, who will in turn, on the DAP Right Payment Date, pay the applicable Interim Distribution Shareholder Proceeds Per DAP Right, Village Shareholder Proceeds Per DAP Right, Sale Deadline Shareholder Proceeds Per DAP Right or deferred cash consideration per DAP Right, as applicable, payable pursuant to Section 2.4(a)(iv) to each of the Holders (i) by check mailed to the address of each Holder as reflected in the DAP Right Register as of the close of business on the last Business Day prior to such DAP Right Payment Date or (ii) with respect to any such Holder that is due an amount in excess of $100,000 in the aggregate who has provided the Rights Agent wiring instructions in writing as of the close of business on the last Business Day prior to such DAP Right Payment Date, by wire transfer of immediately available funds to the account specified on such instruction. DAP Issuer and any of its Subsidiaries and the Rights Agent shall be entitled to deduct and withhold, or cause to be deducted or withheld, from the DAP Right Payment Amount otherwise payable pursuant to this Agreement, such amounts as it may be required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or non-U.S. Tax law. To the extent that amounts are so deducted and withheld and paid over to or deposited with the relevant Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder in respect of which such deduction and withholding was made.

(e) Any funds comprising the cash deposited with the Rights Agent under Section 2.4(c)(vi) that remain undistributed to the Holders twelve (12) months after the DAP Right Payment Date with respect to the Entire Village Sale or the Sale Deadline shall be delivered to DAP Issuer by the Rights Agent, upon demand, and any Holders who have not theretofore received payment in exchange for such DAP Rights shall thereafter look only to DAP Issuer for payment of their claim therefor; provided, that to the extent any deferred cash consideration pursuant to Section 2.4(a)(iv) becomes due and payable after such date, such deferred cash consideration shall be deposited with the Rights Agent pursuant to Section 2.4(c)(vi) and any such funds that remain undistributed shall only be delivered to DAP Issuer twelve (12) months after the Rights Agent’s receipt thereof. Notwithstanding anything to the contrary herein, any portion of the consideration provided by DAP Issuer to the Rights Agent that remains unclaimed immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity shall, to the extent permitted by law, become the property of DAP Issuer free and clear of any claims or interest of any Person previously entitled thereto, subject to any escheatment laws.

(f) Reasonably in advance of any distribution pursuant to Section 2.6(a) or (b) or any payment of deferred cash consideration pursuant to Section 2.4(a)(iv), DAP Issuer shall deliver (or cause to be delivered) to the Shareholder Representative and the Sale Committee (with a copy to the Rights Agent) DAP Issuer’s good faith written calculation, in reasonable detail and with supporting documentation and work papers of (A) the Village SPV Distribution Tax Amount or (B) in the case of any payment of deferred cash consideration pursuant to Section 2.4(a)(iv), the DAP Issuer Required Tax Amount (the “Tax Calculation Statement”). Within five (5) Business Days after receipt of the Tax Calculation Statement, the Shareholder Representative shall deliver to DAP Issuer and the Rights Agent a Notice of Agreement or a Notice of Objection with respect to such Tax Calculation Statement, and the procedures in Section 2.4(b) shall govern with respect thereto, mutatis mutandis.

Section 2.5 No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent or DAP Issuer.

(a) The DAP Rights shall not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the DAP Rights to any Holder.

(b) Without limiting any rights of the Rights Agent, Sale Committee, Shareholder Representative or any of the Holders under this Agreement or with respect to the DAP Rights (including the right to payments thereunder pursuant to the terms of this Agreement), the DAP Rights shall not represent any equity or ownership interest in Parent, DAP Issuer or any of their Affiliates, or in any constituent company to the Merger.

Section 2.6 Cash Received by Village SPVs.

(a) If Cash or Cash Equivalents are received or held by any Village SPVs (other than the Village Blockers), including all Cash or Cash Equivalents received from a Village Blocker, as promptly as practicable (but no later than 5 Business Days following such receipt of such Cash or Cash Equivalents), DAP Issuer shall cause such Village SPV (and any other intermediate Village SPV) to distribute such Cash or Cash Equivalents up the chain to DAP Issuer; provided that the amount of such distribution shall be reduced (without duplication) by any Unpaid Taxes of such Village SPV (the “Village SPV Distribution Tax Amount”).

(b) If Cash or Cash Equivalents are received or held by any Village Blocker, DAP Issuer shall use its reasonable best efforts to cause, as promptly as practicable, such Village Blocker to distribute to its equityholders such Cash or Cash Equivalents (and, to the extent of any such distribution received by a Village SPV (other than any Village Blocker), the provisions of Section 2.6(a) shall apply).

ARTICLE III

THE RIGHTS AGENT, SHAREHOLDER REPRESENTATIVE AND SALE COMMITTEE

Section 3.1 Certain Duties and Responsibilities.

(a) None of (i) the Rights Agent, (ii) the Shareholder Representative, any individual member of the committee that comprises or controls the Shareholder Representative or, as applicable, any of their respective managers, directors, officers, employees, agents or other representatives (such Persons described in this clause (ii) in their capacities as such, the “Shareholder Representative Persons”), or (iii) the Sale Committee, any individual member of the Sale Committee or, as applicable, any of their respective managers, directors, officers, employees, agents or other representatives (such Persons described in this clause (iii) in their capacities as such, the “Sale Committee Persons”) shall have any liability or responsibility to any Person (A) of any kind whatsoever for its performance of any duties imposed on the Shareholder Representative or the Sale Committee hereunder or for any actions taken or not taken in connection with this Agreement, (B) for any acts or omissions of the other parties hereto or (C) for damages, losses or expenses arising out of this Agreement, except to the extent of their gross negligence, bad faith or willful or intentional misconduct. No Shareholder Representative Person or any Sale Committee Person shall have any duties, fiduciary or otherwise, under this Agreement except the duty to act in good faith and except as expressly set forth herein. No provision of this Agreement shall require the Rights Agent, any Shareholder Representative Person or any Sale Committee Person to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

(b) The Shareholder Representative shall have the exclusive authority to act on behalf of the Holders in enforcing any of their rights hereunder, including the delivery of a Notice of Objection, statement of Objections and negotiation. The Shareholder Representative shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve material expense. All rights of action under this Agreement may be (and shall only be) enforced by the Shareholder Representative, and any action, suit or proceeding instituted by the Shareholder Representative shall be brought in its name as Shareholder Representative on behalf of the Holders, and any recovery of judgment shall be for the ratable benefit of all the Holders, as their respective rights or interests may appear in the DAP Right Register.

(c) From the Effective Time until the valid termination of this Agreement in accordance with the terms hereof, (i) each individual member of the committee that comprises or controls the Shareholder Representative shall receive a quarterly cash retainer in the amount of $75,000 (the “Shareholder Representative Retainer”), which amount shall be paid by DAP Issuer or one of its Affiliates and (ii) the individual acting as the Shareholder Member on the Sale Committee shall receive a quarterly cash retainer in the amount of $75,000 (the “Shareholder Member Retainer”), which amount shall be paid by DAP Issuer or one of its Affiliates. The amounts payable as Shareholder Representative Retainers and Shareholder Member Retainers shall be Village Sale Expenses.

Section 3.2 Certain Rights of Rights Agent.

The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Rights Agent. In addition:

(a) the Rights Agent may rely in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(c) the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty; and

(d) the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises.

Section 3.3 Indemnity and Expenses.

(a) DAP Issuer agrees to indemnify, defend and hold harmless each Shareholder Representative Person and each Sale Committee Person for, and hold the Rights Agent harmless against, any loss, liability,

claim, demand, suit, cost, damage or expense (including the reasonable out-of-pocket costs and expenses of defending the Rights Agent, each Shareholder Representative Person and each Sale Committee Person against any claims, charges, demands, investigations, suits or loss or liability), unless it shall have been finally determined by a court of competent jurisdiction to be a direct result of the Rights Agent’s or such Shareholder Representative Person’s or Sale Committee Person’s, as applicable, gross negligence, bad faith or willful or intentional misconduct. The right to indemnification conferred in this Section 3.3(a) shall include the right to be paid or reimbursed by DAP Issuer for the reasonable expenses incurred by such Person entitled to be indemnified under this Section 3.3(a) who was, or is threatened to be made a named defendant or respondent in a claim, charge, demand, investigation or suit in advance of the final disposition thereof and without any determination as to the Person’s ultimate entitlement to indemnification. The rights granted pursuant to this Section 3.3(a) shall be deemed contract rights, and no amendment, modification or repeal of this Section 3.3(a) shall have the effect of limiting or denying any such rights with respect to claims, charges, demands, investigations and suits arising prior to any such amendment, modification or repeal. Notwithstanding anything to the contrary, the Sale Committee Person’s aggregate liability to any Person with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by DAP Issuer to the Sale Committee as fees and charges, but not including reimbursable expenses. Notwithstanding anything to the contrary, the Shareholder Representative Person’s aggregate liability to any Person with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by DAP Issuer to the Shareholder Representative as fees and charges, but not including reimbursable expenses. Indemnification under this Section 3.3(a) shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. Any such amounts incurred by DAP Issuer in connection with this Section 3.3(a) shall be a Village Sale Expense.

(b) DAP Issuer shall, at the Effective Time, transfer or cause to be transferred from its funds in respect of the Funding Limit to (i) a joint account of DAP Issuer and the Sale Committee funds in the amount of $10,000,000 for use by the Sale Committee (the “Sale Committee Expense Amount”) and (ii) a joint account of DAP Issuer and the Shareholder Representative funds in the amount of $5,000,000 for use by the Shareholder Representative (the “Shareholder Representative Expense Amount”). If the Sale Committee or the Shareholder Representative, as applicable, shall require any amounts in excess of the Sale Committee Expense Amount or the Shareholder Representative Expense Amount, as applicable, at the request of the Sale Committee or the Shareholder Representative, as applicable, from time to time, DAP Issuer will promptly pre-fund from its cash on hand to such applicable joint account an amount reasonably specified in good faith by the Sale Committee or the Shareholder Representative, as applicable, in respect of expected expenses of the Sale Committee or the Shareholder Representative, as applicable, in connection with the transactions contemplated by this Agreement (including payments to such advisors as they may choose to engage in connection with the transactions contemplated by this Agreement) and performance of its obligations and duties hereunder; provided that (other than with respect to a Shareholder Representative Initiated Sale) the aggregate amounts required by the Shareholder Representative shall not exceed $5,000,000 per year. Any amounts (and only such amounts) actually spent from the Sale Committee Expense Amount or the Shareholder Representative Expense Amount, as applicable, shall be included in the calculation of Village Sale Expenses hereunder. Any funds from the Sale Committee Expense Amount or the Shareholder Representative Expense Amount, as applicable, that remain unused following the payment in full of the Village Shareholder Proceeds Per DAP Right or the Sale Deadline Shareholder Proceeds Per DAP Right, as applicable, pursuant to and in accordance with Section 2.4 shall be distributed from the applicable joint account to DAP Issuer five (5) Business Days after the payment of the Village Shareholder Proceeds Per DAP Right or the Sale Deadline Shareholder Proceeds Per DAP Right, as applicable.

(c) DAP Issuer agrees (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as set forth on Schedule 3.3(c) hereto and (ii) to reimburse the Rights Agent for all Taxes (other than Taxes measured by the Rights Agent’s income) and reasonable and necessary out-of-pocket expenses (including reasonable and necessary fees and expenses of the Rights Agent’s counsel) paid or incurred by the Rights Agent in connection with the administration of its duties hereunder. Any invoice for any out-of-pocket expenses, per item fees realized and Taxes will be rendered and payable by DAP Issuer within thirty (30) days after receipt by DAP Issuer, except for postage and mailing expenses, which funds must be received one (1) Business Day prior to the scheduled mailing date. Such fees, expenses and reimbursements contained in this Section 3.3 shall be Village Sale Expenses.

(d) Without duplication of any liabilities otherwise taken into account in Unpaid Taxes, DAP Issuer agrees to indemnify the Company, the Company’s current and former Subsidiaries (other than DAP Issuer and its Subsidiaries) and any affiliated, consolidated, combined, unitary, fiscal or other similar group that includes the Company (in each case other than any member of the Village SPV Group or the VPMC Group) for (i) any taxes payable by the Company, any such group or any such Subsidiary for any taxes arising from an audit or other tax proceeding of VPMC or any of its Subsidiaries, including as a result of a “push out” election under the Partnership Audit Rules and (ii) any payment required to be made by the Company, any such group or any such Subsidiary to VPMC or any of its Subsidiaries as a result an audit or other tax proceeding of VPMC or any of its Subsidiaries.

Section 3.4 Resignation and Removal of Rights Agent, Shareholder Representative or Sale Committee; Appointment of Successor.

(a) The Rights Agent may resign at any time by giving written notice thereof to DAP Issuer, the Sale Committee and the Shareholder Representative specifying a date when such resignation shall take effect, which notice shall be sent at least thirty (30) days prior to the date so specified. Any individual members of the committee that comprises or controls the Shareholder Representative may resign at any time by giving written notice thereof to the DAP Issuer, the Sale Committee, the Rights Agent and the Holders specifying a date when such resignation shall take effect, which notice shall be sent at least thirty (30) days prior to the date so specified. Any individual members of the Sale Committee may resign at any time by giving written notice thereof to DAP Issuer, the Shareholder Representative and the Rights Agent specifying a date when such resignation shall take effect, which notice shall be sent at least thirty (30) days prior to the date so specified.

(b) If at any time the Rights Agent shall resign, be removed or become incapable of acting, DAP Issuer shall promptly appoint a qualified successor Rights Agent reasonably satisfactory to the Shareholder Representative. The successor Rights Agent so appointed shall, upon its acceptance of such appointment in accordance with this Section 3.4(b), become the successor Rights Agent.

(c) If (i) a successor Rights Agent has not been appointed pursuant to Section 3.4(b) and has not accepted such appointment within thirty (30) days after the initial Rights Agent delivers notice of its resignation pursuant to Section 3.4(a) or (ii) at any time the Rights Agent shall become incapable of acting, the Shareholder Representative or DAP Issuer may petition any court of competent jurisdiction for the removal of the Rights Agent, if applicable, and the appointment of a successor Rights Agent.

(d) If at any time any individual members of the Sale Committee shall resign, be removed or become incapable of acting, then (i) if such member was the Specified Holders Member, the Specified Holders shall promptly appoint a successor individual as successor Specified Holders Member approved by Holders of a majority of DAP Rights then held by the Specified Holders, (ii) if such member was the Parent Member, DAP Issuer shall promptly appoint a successor individual as successor Parent Member and (iii) if such member was the Shareholder Member, the Shareholder Representative shall promptly appoint a successor individual as successor Shareholder Member. The successor individual member so appointed shall, forthwith upon his or her acceptance of such appointment in accordance with this Section 3.4(d), become a successor individual member of the Sale Committee; provided, that DAP Issuer agrees to indemnify (as a Village Sale Expense) the Sale Committee for any and all actions taken in connection with this Section 3.4(d).

(e) If at any time any individual member of the committee that comprises or controls the Shareholder Representative shall resign, be removed or become incapable of acting, the remaining members of the committee that comprises or controls the Shareholder Representative shall promptly appoint a qualified successor individual member to such committee. The successor individual member so appointed shall, forthwith upon its acceptance of such appointment in accordance with this Section 3.4(e), become a successor individual member of the committee comprising the Shareholder Representative; provided, that (x) such successor individual member of the committee comprising the Shareholder Representative may not be a director, officer or employee of DAP Issuer or any of its Affiliates and (y) DAP Issuer agrees to indemnify (as a Village Sale Expense) the Shareholder Representative for any and all actions taken in connection with this Section 3.4(e).

(f) DAP Issuer shall give written notice of each resignation and each removal of a Rights Agent or individual member of the Sale Committee or committee comprising the Shareholder Representative and each appointment of a successor Rights Agent or individual member of the Sale Committee or committee comprising the Shareholder Representative to the then acting members of the Sale Committee, the then acting members of the committee comprising the Shareholder Representative and then acting Rights Agent within ten (10) days after acceptance of appointment by the applicable successor. The Rights Agent (or successor Rights Agent) shall mail notice of each resignation and each removal of a Rights Agent or individual member of the Sale Committee or individual member of the committee comprising the Shareholder Representative and each appointment of a successor Rights Agent or individual member of the Sale Committee or individual member of the committee comprising the Shareholder Representative to the Holders within ten (10) days after receipt of notice thereof from DAP Issuer. Each such notice provided to the Rights Agent, Shareholder Representative, Sale Committee or Holders shall include the name and address of the successor Rights Agent, individual member of the Shareholder Representative or individual member of the Sale Committee, as applicable.

Section 3.5 Acceptance of Appointment by Successor.

Every successor Rights Agent, Sale Committee member or Shareholder Representative appointed hereunder shall execute, acknowledge and deliver to DAP Issuer and to the retiring Rights Agent, Sale Committee member or Shareholder Representative, as applicable, an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, Sale Committee member or Shareholder Representative, as applicable, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent, Sale Committee member or Shareholder Representative (as applicable); but, on request of DAP Issuer or the successor Rights Agent, such retiring Rights Agent shall execute and deliver an instrument transferring to such successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent.

ARTICLE IV

ADDITIONAL COVENANTS AND AGREEMENTS

Section 4.1 Operations.

(a) From and after the Effective Time until the payment in full of the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, the written consent of the Sale Committee (which shall conduct its role by, among other things, taking into consideration the benefit of maximizing the value of the Village Business and the Aggregate DAP Right Payment Amount reasonably attainable prior to the Sale Deadline) shall be required in connection with determining the position and course of action to be taken (it being understood that notwithstanding anything to the contrary, the appointment of any designee to the board of managers of VPMC shall be deemed to be a matter requiring the Sale Committee’s prior written consent) with respect to any member of the VPMC Group that would, consistent with VPMC’s past practice, require the approval of the board of directors, the board of managers or the holders of the equity interests of VPMC. Without limiting the foregoing, from and after the Effective Time until the payment in full of the Village Shareholder

Proceeds or the Sale Deadline Shareholder Proceeds, DAP Issuer shall (1) to the extent legally permissible (and subject to each of the Sale Committee’s and Shareholder Representative’s entry into a customary non-disclosure agreement to the extent required by applicable law), reasonably promptly provide to the Sale Committee and the Shareholder Representative all material information received by DAP Issuer or any of its Affiliates with respect to the VPMC Group, (2) subject to its rights under the VPMC Operating Agreement and the Pre-Closing Primary Facility, use reasonable best efforts to cause the Village Business (x) to be operated in the ordinary course (including with respect to the payment of Taxes, the filing of Tax Returns, and other Tax matters); provided that such ordinary course obligations shall not include any obligation to provide additional funding to the VPMC Group other than obligations required under the Pre-Closing Primary Facility and (y) to preserve in all material respects the material business relationships of the Village Business and (3) except as otherwise expressly required by this Agreement, or with the Sale Committee’s prior written consent, cause (including by enforcing its rights and remedies under the Pre-Closing Primary Facility), the members of the VPMC Group not to, directly or indirectly, do any of the following (it being understood that with respect to the VPMC Group “cause” shall mean exercising all of its rights as a lender and/or equity holder, in order to cause to the fullest extent of its control):

(i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of equity interests, (B) split, combine or reclassify any of equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any such equity interests; or (C) purchase, redeem or otherwise acquire any equity interests or any rights, warrants or options to acquire any such equity interests or other securities;

(ii) (A) amend or otherwise change the certificate of incorporation or bylaws or equivalent organizational documents of any member of the VPMC Group or (B) adopt or enter into a plan or agreement of, or otherwise enter into or effectuate, any complete or partial liquidation, dissolution, recapitalization, restructuring, merger, amalgamation, equity exchange or other reorganization of any member of the VPMC Group;

(iii) issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any Lien any equity interests in the VPMC Group, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such equity interests, voting securities or convertible or exchangeable securities;

(iv) sell, lease, license, pledge, mortgage or otherwise dispose of or subject to any Lien (other than Liens arising in connection with immaterial security deposit or cash collateral arrangements in the Ordinary Course of Business) any properties, rights or assets of the VPMC Group, other than (A) transactions among members of the VPMC Group in the Ordinary Course of Business and (B) sales of inventory and disposition of obsolete equipment of the VPMC Group in the Ordinary Course of Business;

(v) acquire (whether pursuant to merger, stock or asset purchase or otherwise) in one transaction or any series of related transactions equity interests in any Person or any business or division of any Person or any material property or assets of any Person (or business or division thereof), in each case that would be material to the Village Business;

(vi) (A) incur, assume or otherwise become obligated with respect to any indebtedness for borrowed money (including any debt securities) (and including any guarantee of any such indebtedness of another Person) other than (1) interest and other amounts paid in kind and capitalized to the principal amount of the Pre-Closing Company-Village Loans on the terms provided therein as of the date hereof, (2) for any such indebtedness solely among one or more of the members of the VPMC Group or (3) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities, supplier financing programs or cash management programs or other similar arrangements, in each case issued, made or entered into in the Ordinary Course of Business (which excepted activities shall be deemed to include guaranties by a member of the VPMC Group of any other member of the VPMC Group’s obligations under any lease by such member of the VPMC Group), (B) enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing or (C) make any loans, advances (other than routine advances to employees of Village Business in the Ordinary Course of Business) or capital contributions to, or Investment in, any other Person, other than in any other member of the VPMC Group;

(vii) settle or compromise any material action, suit, proceeding, claim, dispute, arbitration or investigation involving amounts in excess of $5,000,000 individually, or which settlement or compromise would impose any material non-monetary obligation on any of the Village Entities; or

(viii) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

(b) Without limiting Section 4.1(a), without the prior written consent of the Shareholder Representative (any such matters, the “Shareholder Representative Matters”):

(i) DAP Issuer shall not and shall cause the Village Entities not to amend or in any way modify, or waive in a manner that would be adverse to the Holders, the terms of any Pre-Closing Company-Village Loans (including any “Loan Documents”, as defined in the Pre-Closing Primary Facility), including in a manner that results in less favorable treatment (economic or otherwise) of the Pre-Closing Company-Village Loans, Pre-Closing Administrative Agent or the lenders thereunder (which, in any event, shall include each of the matters (in each case, as in effect on the date hereof) referred to in the first paragraph of Section 9.02(b) of the Pre-Closing Primary Facility, any amendment, waiver or modification of the covenants set forth in Articles V and VI thereof, any assignment by any “Loan Party” thereunder of its rights or obligations thereunder or any release of collateral or guarantees (other than in connection with a bona fide disposition of collateral or substantially all of the equity of a guarantor, in either case, to an unaffiliated third party); provided that VPM Holdings (as directed by the Sale Committee) shall be permitted to continue to forbear from the exercise of remedies thereunder on substantially the same terms as in effect immediately prior to the date of the Merger Agreement pursuant to the Forbearance Agreement (and subject to any other milestones therein as VPM Holdings, with the prior written consent of the Sale Committee, shall determine);

(ii) DAP Issuer shall not and shall cause the Village Entities not to enter into, renew, terminate or extend, materially amend, or waive any material right under, any Affiliate Transaction (other than, for the avoidance of doubt, back-office, administrative, overhead and similar arrangements in the Ordinary Course of Business on arm’s-length terms);

(iii) DAP Issuer shall not, shall cause the Village SPVs (other than the Village Blockers) not to and shall use its reasonable best efforts to cause the Village Blockers not to, directly or indirectly, (A) engage in any business operations other than as contemplated by this Agreement and the ownership of equity and/or debt interests in their respective Subsidiaries and investees and any rights and obligations that are incidental to holding such interests, (B) purchase, redeem or otherwise acquire any of their respective equity or debt interests, (C) issue any equity interests, other than to wholly owned subsidiaries of DAP Issuer, (D) issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any Lien any equity interests (other than pursuant to a Village Sale (that is not an Affiliate Transaction and that has been approved by the Sale Committee pursuant to the terms hereof)) or (E) amend their respective organizational documents;

(iv) DAP Issuer shall not and shall cause the Village SPVs (other than the Village Blockers) not to distribute or otherwise transfer any Cash or Cash Equivalents other than (A) pursuant to and in accordance with Section 2.6, (B) (x) any DAP Right Payment Amount pursuant to Section 2.4(a) and (y) any Remaining Distribution pursuant to Section 2.4(a)(ix), and (C) payments in respect of prongs (ii), (iii), (iv),(v), (vi) or (vii) of the definition of Available Cash Balance; or

(v) authorize any of, or commit or agree, in writing or otherwise to take any of, the foregoing actions.

(c) Partially-Owned Village Entities. Subject to Section 1.1(a)(xii), to facilitate the obligations set forth in Section 4.1(a), with respect to any Village Entity not wholly owned, directly or indirectly, by DAP Issuer (a “Partially-Owned Village Entity”), DAP Issuer shall vote or direct its representatives to vote, and shall cause its Subsidiaries to vote or direct their representatives to vote, their respective direct or indirect equity interests (or to exercise their rights under any direct or indirect debt interests) in any Partially-Owned Village Entity as directed by the Sale Committee (with respect to the Shareholder Representative Matters, any such direction by the Sale Committee shall be consistent with the position taken by the Shareholder Representative with respect to granting or withholding the Shareholder Representative’s prior written consent).

(d) Pre-Closing Date Ownership Interests.

(i) Substantially concurrently with, or prior to, the effectiveness of this Agreement, the Company shall (i) contribute (or cause to be contributed) all outstanding Pre-Closing Company-Village Loans by way of an “Assignment and Assumption” and other applicable assignment documentation (including any participation interests or other beneficial interests or other ownership rights therein) to VPM Holdings, and, in its capacity as Pre-Closing Administrative Agent, consent to such assignment of the Pre-Closing Company-Village Loans to VPM Holdings (after which, VPM Holdings shall be sole lender and shall have all rights and obligations under the Pre-Closing Primary Facility, including under that certain Third Amended and Restated Forbearance Agreement dated as of November 29, 2024 (as the same may be amended, supplemented or otherwise modified in accordance herewith from time to time, the “Forbearance Agreement”)), (ii) resign as Pre-Closing Administrative Agent and collateral agent under the Pre-Closing Primary Facility and (iii) in its capacity as sole lender, appoint VPM Holdings as successor Pre-Closing Administrative Agent and collateral agent under the Pre-Closing Primary Facility (and take all actions in connection therewith to provide for continued perfection of the security interests with respect to the Pre-Closing Primary Facility). Notwithstanding anything to the contrary herein, other than in connection with a Village Sale, in each case that is not an Affiliate Transaction and is approved by the Sale Committee pursuant to the terms hereof, the Pre-Closing Company-Village Loans and any equity interests in VPMC Group held by Affiliates of DAP Issuer as of the Closing shall be 100% owned directly or indirectly by DAP Issuer (subject to any sales made following the date hereof in accordance with the terms hereof).

(ii) From and after the Effective Time until the payment of the Village Shareholder Proceeds or the Sale Deadline Shareholder Proceeds, DAP Issuer shall, and shall cause its Subsidiaries to:

(A) ensure that none of the Village Entities is a “restricted” Subsidiary under any documentation governing indebtedness for borrowed money of Parent, DAP Issuer or any of their Affiliates, and ensure that each of the Village Entities is otherwise not subject to any of the covenants, restrictions, mandatory prepayments or events of default therein, or obligated directly or indirectly with respect thereto, in each case other than with respect to indebtedness of the members of the VPMC Group; and

(B) not enter into any Contracts on or after the date hereof that by its terms restricts the ability of DAP Issuer to make the payments to the Holders contemplated hereby and otherwise comply with all of the covenants and agreements contained herein.

(e) Interim Distributions.

(i) Prior to the Sale Deadline, at any time and from time to time, in the event (x) the Available Cash Balance exceeds $200,000,000 and (y) the amounts calculated for each of clauses (iv), (v) and (vi) of the definition of Available Cash Balance are each equal to $0, the DAP Issuer shall make a payment to the Holders in respect of the DAP Rights pursuant to Section 2.4(a)(i) in an aggregate amount (a “Mandatory

Distribution Amount”) equal to the Excess Cash Amount, unless the Sale Committee (acting by unanimous written consent of the each of the Specified Holders Member, the Parent Member and the Shareholder Member) determines to not make such a Mandatory Distribution Amount.

(ii) Prior to the Sale Deadline, at any time and from time to time, in the event (x) the Available Cash Balance exceeds $100,000,000 and (y) the amounts calculated for each of clauses (iv), (v) and (vi) of the definition of Available Cash Balance are each equal to $0, the Sale Committee shall have the right to request that the DAP Issuer make a payment to the Holders in respect of the DAP Rights pursuant to Section 2.4(a)(i) in an aggregate amount (a “Discretionary Distribution Amount”) not to exceed the difference between the Available Cash Balance as of such time and $100,000,000. In the event the Sale Committee so requests, the DAP Issuer shall make such payment pursuant to Section 2.4(a)(i).

(iii) Prior to the Sale Deadline, at any time and from time to time, in the event the Available Cash Balance exceeds $0, the Sale Committee (acting by unanimous written consent of the each of the Specified Holders Member, the Parent Member and the Shareholder Member) shall have the right to request that the DAP Issuer make a payment to the Holders in respect of the DAP Rights pursuant to Section 2.4(a)(i) in an aggregate amount (a “Unanimous Distribution Amount”) not to exceed the Available Cash Balance. In the event the Sale Committee so requests, the DAP Issuer shall make such payment pursuant to Section 2.4(a)(i).

Section 4.2 List of Holders.

DAP Issuer shall furnish or cause to be furnished to the Rights Agent, in such form as DAP Issuer receives from the transfer agent of the Company (or other agent performing similar services for the Company), or from the Company’s internal records with regard to Company Equity Awards and shares credited in the “stock credit accounts” to the extent no records from a third party agent are maintained in the ordinary course, the names and addresses of the Holders within five (5) Business Days of the Effective Time.

Section 4.3 Village Sale Process.

(a) From and after the Effective Time until the consummation of the Entire Village Sale or the Sale Deadline, whichever is earlier, the Sale Committee shall be responsible for conducting the sale process or processes (for clarity, references herein to “sale”, “sale process” or similar terms shall be deemed to include all forms of actual or potential (as the case may be) monetization transaction that would constitute a Village Sale and processes related thereto, as applicable) of the VPMC Group (or the Village Entities (other than the VPMC Group) with respect to their Investments in the VPMC Group) and shall be empowered to take all actions necessary or advisable in order to explore, pursue, negotiate, enter into and/or consummate a Village Sale, including retaining independent advisors in connection with any Village Sale, soliciting potential purchasers for the VPMC Group (or the Village Entities (other than the VPMC Group) with respect to their Investments in the VPMC Group) or any of the assets or business of the VPMC Group (or the Village Entities (other than the VPMC Group) with respect to their Investments in the VPMC Group) and determining which purchaser to select, negotiating the terms and conditions of any Village Sale Agreement, including the purchase price thereof, and effectuating the consummation of such Village Sale. The Sale Committee and the DAP Issuer shall use its reasonable best efforts to structure any such sale or monetization transaction in a tax-efficient manner (with respect to the DAP Issuer and the ultimate DAP Right Payment Amounts).

(b) During the period from and after the Effective Time until the consummation of the Entire Village Sale or the Sale Deadline, whichever is earlier, DAP Issuer shall, and shall cause its Affiliates to, use commercially reasonable efforts to provide or cause to be provided to the Sale Committee all assistance reasonably requested by the Sale Committee in the preparation of the sales process, the negotiation and consummation of the transactions contemplated by the Village Sale, including the use of commercially reasonable efforts (i) to provide such information, financial or otherwise, with respect to the Village Business as the Sale Committee may reasonably request, to the extent such information is reasonably available to, or can be reasonably attained by, DAP Issuer, (ii) to assist in the preparation of disclosure schedules, exhibits and ancillary agreements contemplated in the applicable sales agreement relating to the Village Sale, to the extent such information is reasonably available to, or can be reasonably attained by, DAP Issuer, and (iii) to assist in obtaining approvals from Governmental Entities and consents and notices required to be obtained from or made to other Persons under the sales agreement relating to the Village Sale; provided, that, for the avoidance of doubt, all out-of-pocket costs, fees and expenses of DAP Issuer or its Affiliates (other than any member of the VPMC Group) in complying with this Section 4.3(b) shall be Village Sale Expenses. DAP Issuer shall, and shall cause its Affiliates to, afford to the Sale Committee reasonable access, upon reasonable prior notice and during normal business hours to Village Entities’ officers, employees, properties, books, contracts and records as the Sale Committee may reasonably request, in each case to the extent relating to the Village Business; provided, that the Sale Committee shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Village Entities.

(c) The Sale Committee shall consult with DAP Issuer, the Shareholder Representative and the Parent Member in connection with any Village Sale and shall keep DAP Issuer, the Shareholder Representative and the Parent Member reasonably informed on a current basis of the status, details and progress of any negotiations for any Village Sale, including by providing copies of any marketing or information materials, the prospective purchaser’s financial statements and the current interim drafts of any Village Sale Agreements, and shall provide reasonable time to DAP Issuer, the Shareholder Representative and the Parent Member for review of such documents.

(d) In the event definitive agreements are to be entered into prior to the Sale Deadline with respect to any Village Sales, such agreements shall not, without the consent of DAP Issuer, (i) require DAP Issuer or any of its Affiliates (other than any member of the VPMC Group) to agree to any material operating restrictions applicable to DAP Issuer or any of its Affiliates (other than any member of the VPMC Group), other than (A) customary confidentiality and/or employee non-solicitation restrictions that survive for no more than four (4) years (in the case of confidentiality) or two (2) years (in the case of non-solicitation) from and after the consummation of the applicable Village Sale and (B) restrictions relating solely to the Village Entities’ management, operation or oversight of the VPMC Group that do not survive the closing of the applicable Village Sale, (ii) require DAP Issuer or any of its Affiliates (other than any member of the VPMC Group) to agree to any recourse (other than any member of the VPMC Group) in excess of any escrow amount, holdback or similar amount after the closing of such agreement or (iii) require DAP Issuer or any of its Affiliates (other than any member of the VPMC Group) to retain any excluded or retained liabilities relating to the equity or debt interests or assets of any of the Village Entities being directly or indirectly sold, transferred or otherwise disposed of in connection with such Village Sale after the closing of such Village Sale, as applicable. For the avoidance of doubt, and notwithstanding anything in any definitive agreement with respect to any Village Sale, the Sale Committee shall control any third party claims relating to or arising under any such definitive agreement to the extent that any damages claimed thereunder are reasonably likely to be covered in full by any escrow, holdback or similar amount thereunder, without direct liability of DAP Issuer or any of its Affiliates (other than any member of the VPMC Group) and any costs, fees or expenses incurred by such Sale Committee in connection therewith shall be included in Village Sale Expenses.

(e) Notwithstanding anything in this Agreement to the contrary, during the first sixty (60) days following the four (4) year anniversary of the Effective Time, if the Sale Deadline has been extended to the five (5) year anniversary of the Effective Time pursuant to the proviso in the definition of Sale Deadline, the Parent Member may, in its sole discretion, elect to cause a sale process or processes for a Village Sale (a “Parent Member Initiated Sale”) by written notice to DAP Issuer. Any Parent Member Initiated Sale initiated pursuant to this Section 4.3(e) shall be governed by the foregoing clauses (a)-(d) of this Section 4.3 (mutatis mutandis); provided, that for purposes of any Parent Member Initiated Sale, all references in the foregoing clauses (a)-(d) of this Section 4.3 (x) to “Sale Committee” shall be deemed to be references to “Parent Member” and (y) to “Parent Member” shall be deemed to be references to “Sale Committee.” Notwithstanding anything to the contrary, any

Village Sale resulting from a Parent Member Initiated Sale must be for cash consideration only (which may include deferred cash consideration).

(f) Notwithstanding anything in this Agreement to the contrary, during the first sixty (60) days following the five (5) year anniversary of the Effective Time, if the Sale Deadline has been extended to the six (6) year anniversary of the Effective Time pursuant to the proviso in the definition of Sale Deadline, the Shareholder Representative may, in its sole discretion, elect to cause a sale process or processes for a Village Sale (a “Shareholder Representative Initiated Sale”) by written notice to DAP Issuer. Any Shareholder Representative Initiated Sale initiated pursuant to this Section 4.3(f) shall be governed by the foregoing clauses (a)-(d) of this Section 4.3 (mutatis mutandis); provided, that for purposes of any Shareholder Representative Initiated Sale, all references in the foregoing clauses (a)-(d) of this Section 4.3 (x) to “Sale Committee” shall be deemed to be references to “Shareholder Representative” and (y) to “Shareholder Representative” shall be deemed to be references to “Sale Committee.” Notwithstanding anything to the contrary, any Village Sale resulting from a Shareholder Representative Initiated Sale must be for cash consideration only (which may include deferred cash consideration).

Section 4.4 Books and Records.

DAP Issuer shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to keep true, complete and accurate records in sufficient detail to enable the Sale Committee, the Shareholder Representative and their respective consultants or professional advisors to determine the amounts payable hereunder.

Section 4.5 Tax Documentation.

(a) Promptly following the Effective Time, the Rights Agent shall notify each Holder that such Holder is required to promptly provide the tax documentation set forth in Section 4.5(b) to DAP Issuer to qualify for an exemption from, or reduced rate of, withholding with respect to the DAP Right Payment Amount hereunder and, in the event that such tax documentation becomes obsolete or inaccurate in any respect, such Holder must promptly provide updated tax documentation or inform the Rights Agent of its legal inability to do so; provided that the foregoing obligations may be waived by DAP Issuer in respect of any Holder of Equity Award DAP Rights.

(b) Each Holder:

(i) that is (or whose regarded owner is) a “United States person” within the meaning of Section 7701(a)(30) of the Code, shall provide to DAP Issuer a duly completed and executed Internal Revenue Service Form W-9 (or any successor form thereto);

(ii) that is (or whose regarded owner is) not a “United States person” within the meaning of Section 7701(a)(30) of the Code, shall provide to DAP Issuer a duly completed and executed applicable Internal Revenue Service Form W-8 (or any successor form thereto); and/or

(iii) shall provide to DAP Issuer any other form, document and/or certificate reasonably requested by the Rights Agent.

Section 4.6 Other Agreements or Understandings.

(a) Each party hereto represents and warrants that, other than this Agreement, there are no contracts, agreements or other arrangements or understandings (whether oral or written) or commitments to enter into contracts, agreements or other arrangements or understandings (whether oral or written) between such party or any of its Affiliates, on the one hand, and any other party or any member of the Sale Committee or any of their respective Affiliates, on the other hand, with respect to voting or other determinations or actions of any member of the Sale Committee in his or her capacity as such, or with respect to any action to be taken or not taken by the Sale Committee.

(b) Other than this Agreement, no member of the Sale Committee (including, for the avoidance of doubt, any future member of the Sale Committee) (and each member shall cause its Affiliates and Representatives not to) enter into any contract, agreement or other arrangement or understanding (whether oral or written) or commit to enter into contract, agreement or other arrangement or understanding (whether oral or written) between such member or any of its Affiliates, on the one hand, and any other party or any other member of the Sale Committee or any of their respective Affiliates, on the other hand, with respect to voting or other determinations or actions of any member of the Sale Committee in his or her capacity as such, or with respect to any action to be taken or not taken by the Sale Committee.

(c) [Blazing Star Superco, Inc] shall, and shall cause DAP Issuer, VPM Holdings and their respective Subsidiaries to, perform its and their respective obligations hereunder subject to the terms and conditions hereof; provided that, notwithstanding anything herein to the contrary but without limiting Section 6.20(e) of the Merger Agreement in any respect, in no event shall there be any obligation to make any Investments in the Village Entities.

ARTICLE V

AMENDMENTS

Section 5.1 Amendments Without Consent of Holders.

(a) Without the consent of any Holders, at any time and from time to time, DAP Issuer, the Sale Committee and the Rights Agent may enter into one or more amendments hereto in a writing duly executed by each of them, for any of the following purposes:

(i) to evidence the termination of the Rights Agent, any individual member of the Shareholder Representative or any individual member of the Sale Committee and the succession of another Person as a successor Rights Agent, individual member of the Shareholder Representative or individual member of the Sale Committee, as applicable, and the assumption by any successor of the obligations of the Rights Agent, Shareholder Representative or Sale Committee, as applicable, herein, in accordance with Section 3.4 and Section 3.5;

(ii) to add to the covenants of DAP Issuer, VPM Holdings such further covenants, restrictions, conditions or provisions as DAP Issuer, the Rights Agent and the Sale Committee shall consider to be for the protection of the Holders; provided, that, in each case, such provisions shall not adversely affect the interests of the Holders as reasonably determined by the Shareholder Representative;

(iii) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided, that, in each case, such provisions shall not adversely affect the interests of the Holders as reasonably determined by the Shareholder Representative; or

(iv) as may be necessary to ensure that the DAP Rights are not subject to registration under the Securities Act or the Exchange Act.

(b) Promptly after the execution by DAP Issuer, the Sale Committee and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, DAP Issuer will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the DAP Right Register, setting forth such amendment.

Section 5.2 Amendments with Consent of the Shareholder Representative.

(a) With the written consent of the Shareholder Representative, DAP Issuer, the Shareholder Representative and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is adverse to the interest of the Holders.

(b) Promptly after the execution by DAP Issuer, the Shareholder Representative and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, DAP Issuer will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the DAP Right Register, setting forth such amendment.

Section 5.3 Execution of Amendments.

In executing any amendment permitted by this Article V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by DAP Issuer stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

Section 5.4 Effect of Amendments.

Upon the execution of any amendment permitted under this Article V, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and each party hereto shall be bound thereby.

ARTICLE VI

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 6.1 Company Consolidation, Merger, Sale or Conveyance.

(a) From and after the Effective Time until such time as all of DAP Issuer’s obligations shall have been fully discharged, DAP Issuer shall not, in any transaction or series of related transactions, consolidate with or merge into any Person or Persons or convey, assign, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person or Persons, unless:

(i) in the case that DAP Issuer shall, in a transaction or series of related transactions, consolidate with or merge into any other Person or convey, assign, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person or Persons, the Person or Persons formed by such consolidation or into which DAP Issuer is merged or the Person or Persons that acquire by conveyance, assignment, transfer or disposition, or that lease, the properties and assets of DAP Issuer substantially as an entirety (each such Person or Persons, a “Surviving Person”) shall expressly assume payment of amounts on all the DAP Rights and the performance of every duty and covenant of this Agreement on the part of DAP Issuer to be performed or observed; and

(ii) prior to such transaction or transactions, DAP Issuer has delivered to the Shareholder Representative an Officer’s Certificate stating that such consolidation, merger, conveyance, assignment, transfer, lease or other disposition complies with this Section 6.1 and that all conditions precedent herein provided for relating to such transaction have been complied with.

(b) For purposes of this Section 6.1 and Section 6.2, “convey, assign, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety” shall mean properties and assets contributing in the aggregate at least a majority of DAP Issuer’s consolidated assets (based on fair market value) as of the date of such transaction.

(c) In the event DAP Issuer conveys, assigns, transfers, leases or otherwise disposes of its properties and assets substantially as an entirety in accordance with the terms and conditions of this Section 6.1, DAP Issuer and each Surviving Person shall be jointly and severally liable for the payment of each DAP Right Payment Amount and the Aggregate DAP Right Payment Amount and the performance of every duty and covenant of this Agreement on the part of DAP Issuer to be performed or observed.

Section 6.2 Successor Substituted.

Upon any consolidation of or merger by DAP Issuer with or into any other Person, or any conveyance, transfer or lease of the properties and assets substantially as an entirety to any Person in accordance with Section 6.1, and subject to Section 6.1(c), the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, DAP Issuer under this Agreement with the same effect as if the Surviving Person had been named as DAP Issuer herein; provided, that notwithstanding any such transaction, if DAP Issuer is a surviving entity in the transaction, DAP Issuer shall also remain liable for the performance by the “DAP Issuer” hereunder.

ARTICLE VII

OTHER PROVISIONS OF GENERAL APPLICATION

Section 7.1 Notices to DAP Issuer, the Shareholder Representative and the Rights Agent.

All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) on the date of confirmation of transmission by electronic mail (or, the first Business Day following such confirmation if the date of such confirmation is not a Business Day), in each case to the intended recipient as set forth below:

If to DAP Issuer or its Affiliates, to:

[—]

[—]

Attn: [—]

E-mail: [—]

[—]

[—]

Attn: [—]

E-mail: [—]

with a copy (which shall not constitute notice) to:

[—]

[—]

Attn: [—]

E-mail: [—]

If to the Sale Committee, to:

[—]

[—]

Attn: [—]

E-mail: [—]

[—]

[—]

Attn: [—]

E-mail: [—]

[—]

[—]

Attn: [—]

E-mail: [—]

with a copy (which shall not constitute notice) to:

[—]

[—]

Attn: [—]

E-mail: [—]

If to the Shareholder Representative, to:

[—]

[—]

Attn: [—]

E-mail: [—]

[—]

[—]

Attn: [—]

E-mail: [—]

[—]

[—]

Attn: [—]

E-mail: [—]

with a copy (which shall not constitute notice) to:

[—]

[—]

Attn: [—]

E-mail: [—]

[—]

[—]

Attn: [—]

E-mail: [—]

If to the Rights Agent, to:

[—]

[—]

Attn: [—]

E-mail: [—]

Any party hereto may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party hereto may change the address to which notices and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

Section 7.2 Notice to Holders.

Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and if delivered personally, facsimiled (which is confirmed), sent by overnight courier (providing proof of delivery) or mailed, first-class postage prepaid, to each Holder affected by such event, at his, her or its address as it appears in the DAP Right Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

Section 7.3 Counterparts.

This Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic mail.

Section 7.4 Assignment; Successors.

Subject to Section 6.1, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by all of the parties and their respective successors and assigns; provided, that this Agreement may not be enforced directly by any Holder but may only be enforced on behalf of the Holders by the Shareholder Representative.

Section 7.5 Benefits of Agreement.

Except as set forth in Article III with respect to the Shareholder Representative Persons and the Sale Committee Persons, nothing in this Agreement, is intended to or be deemed to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder. The Shareholder Representative shall be the sole and exclusive representative of the Holders for all matters in connection with this Agreement, and this Agreement may not be enforced directly by any Holder but may only be enforced on behalf of the Holders by the Shareholder Representative.

Section 7.6 Governing Law.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

Section 7.7 Submission to Jurisdiction.

Other than with respect to disputes submitted to the applicable independent investment bank under Section 2.4(c)(i) or a Neutral Auditor under Section 2.4(b)(iv) or Section 2.4(c)(v), each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 7.1. Nothing in this Section 7.7, however, shall affect the right of any Person to serve legal process in any other manner permitted by law.

Section 7.8 Waiver of Jury Trial.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7.8.

Section 7.9 Remedies.

(a) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate the transactions contemplated by this Agreement. The parties acknowledge and agree that (i) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 7.7 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and the parties hereto. The parties also agree that the non-prevailing party (as determined by a court of competent jurisdiction in a final, nonappealable order) in any litigation relating to the enforcement of this Agreement shall reimburse the prevailing party for all costs incurred by the prevailing party (including reasonable legal fees in connection with any litigation). To the extent the Shareholder Representative is the non-prevailing party, its reimbursement obligation under this Section 7.9 shall be a Village Sale Expense.

Section 7.10 Severability Clause.

Any term or provision (or part thereof) of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions (or parts thereof) hereof or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision (or part thereof) hereof is invalid or unenforceable, the court making such determination shall have the power to limit the term or provision (or part thereof), to delete specific words or phrases, or to replace any invalid or unenforceable term or provision (or part thereof) with a term or provision (or part thereof) that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision (or part thereof) that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term (or part thereof). Notwithstanding the foregoing, in no event shall this Agreement be amended so as not to give effect to the DAP Cap Amount.

Section 7.11 Section 409A.

The parties intend that each Equity Award DAP Right is exempt from or in compliance with Section 409A of the Code, and this Agreement shall be interpreted and administered in accordance therewith. None of the parties to this Agreement nor any of their employees, directors or representatives shall have any liability to a Holder or transferee or other person in respect of Section 409A of the Code. Each DAP Right Payment Amount is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In respect of the Equity Award DAP Rights, the DAP Issuer’s obligations pursuant to this Agreement shall at all times be that of an unfunded and unsecured promise to pay money in the future.

Section 7.12 Termination.

This Agreement shall be terminated and of no further force or effect, and the parties hereto shall have no liability hereunder, and each DAP Right shall expire without any further action of DAP Issuer or any Holder upon (a) the one (1) year anniversary of the later of (i) the payment to the Rights Agent (or, in the case of the Equity Award DAP Rights, the Persons set forth in Section 2.4(a)(vi)) of all Interim Distribution Shareholder Proceeds, Village Shareholder Proceeds, Sale Deadline Shareholder Proceeds, Equity Award Catch-up Amounts and deferred cash consideration pursuant to Section 2.4(a)(iv), and (ii) the Sale Deadline, (b) the aggregate DAP Right Payment Amounts actually distributed to any Holder of a DAP Right in respect of such DAP Right equals the DAP Cap Amount or (c) the written agreement of DAP Issuer and the Shareholder Representative to terminate this Agreement; provided, that, notwithstanding the foregoing, without the prior written consent of the Shareholder Representative, in no event shall this Agreement terminate prior to the earlier of (x) the four (4) year anniversary of the Closing Date and (y) the date that there are no outstanding Equity Award DAP Rights that remain subject to continued employment or service pursuant to Section 2.3 of the Merger Agreement and any amounts payable with respect to a DAP Right issued hereunder in respect of Equity Award DAP Rights have been paid pursuant to and in accordance with the terms hereof (including Section 2.4(a)(vi)). Notice of any such termination will be promptly mailed by the Rights Agent to the Holders. Notwithstanding anything to the contrary contained in this Agreement, Section 3.1, Section 3.2, Section 3.3, and this Article VII shall survive the termination of this Agreement indefinitely.

Section 7.13 Entire Agreement.

This Agreement, the Merger Agreement, all documents and instruments referenced herein and therein, and all exhibits and schedules attached to the foregoing, constitute the entire agreement of the parties and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Merger Agreement, this Agreement shall govern and be controlling.

Section 7.14 Suits for Enforcement.

In a case where breach has occurred, has not been waived and is continuing, the Shareholder Representative may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Shareholder Representative shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Shareholder Representative by this Agreement or by law, in each case subject to Section 7.6, Section 7.7, Section 7.8 and Section 7.9. Notwithstanding anything to the contrary contained in this Agreement, any liability of any of the parties hereunder (including the Shareholder Representative) for breach of its obligations under this Agreement shall not (other than in connection with fraud or amounts payable to third parties in respect of third-party claims arising out of such party’s breach of this Agreement) include any indirect or consequential damages, or any special or punitive damages. Subject to the immediately preceding sentence, any liability of DAP Issuer may include the benefit of the bargain lost by the Holders to the extent proximately caused by such breach (taking into consideration relevant matters, including the total amount payable to such Holders under this Agreement but for such breach, the time value of money, and any costs, fees and expenses incurred by the Shareholder Representative Persons in connection therewith) which shall be deemed in such event to be damages recoverable by the Shareholder Representative for the benefit of the Holders. With respect to any party other than DAP Issuer, under no circumstances shall such party be liable for monetary damages hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

[PARENT]

By:
Name:
Title:

[STAR SUPERCO INC.]

By:
Name:
Title:

[DAP ISSUER]

By:
Name:
Title:

[VPM HOLDCO]

By:
Name:
Title:

[Signature Page to Village DAP Right Agreement]

SHAREHOLDER REPRESENTATIVE

By:
Name:

By:
Name:

By:
Name:

[Signature Page to Village DAP Right Agreement]

[SALE COMMITTEE]

By:
Name:

By:
Name:

By:
Name:

[Signature Page to Village DAP Right Agreement]

[RIGHTS AGENT]

By:
Name:
Title:

[Signature Page to Village DAP Right Agreement]

Schedule 3.3(c)

Rights Agent Fees

[To be provided]

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WALGREENS BOOTS ALLIANCE, INC.

FIRST: The name of the corporation is Walgreens Boots Alliance, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Service Company, 251 Little Falls Drive in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”).

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000, and the par value of each such share is $0.01, amounting in the aggregate to $10.00.

FIFTH: The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation.

SIXTH: Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

SEVENTH: The Corporation expressly elects not to be governed by Section 203 of the DGCL.

EIGHTH: (1) A director of the Corporation shall not be personally liable either to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Neither amendment nor repeal of this paragraph (1) nor the adoption of any provision of the Certificate of Incorporation inconsistent with this paragraph (1) shall eliminate or reduce the effect of this paragraph (1) in respect of any matter occurring, or any cause of action, suit or claim that, but for this paragraph (1) of this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. If the DGCL is hereafter amended to authorize, with the approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

(2)(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, testifies in, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL. The right to indemnification conferred in this ARTICLE EIGHTH shall also include the right to be paid by the Corporation the expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such action, suit or proceeding, including in advance of its final disposition to the fullest extent authorized by the DGCL. The right to indemnification conferred in this ARTICLE EIGHTH shall be a contract right.

(b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the directors, officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL. The Corporation may adopt bylaws or enter into agreements with any such person for the purpose of providing such indemnification.

(3) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.

(4) The rights and authority conferred in this ARTICLE EIGHTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

(5) Neither the amendment nor repeal of this ARTICLE EIGHTH, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

NINTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the DGCL and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

Annex B

Centerview Partners LLC

31 West 52nd Street

New York, NY 10019

March 6, 2025

The Board of Directors

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, IL 60015

The Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.01 per share (the “Shares”) (other than holders of Excluded Shares, as defined below, or the Specified Holders, as defined below), of Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”), of the Consideration (as defined below) proposed to be paid to such holders pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), proposed to be entered into by and among Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company. The Merger Agreement provides that, among other things, Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transaction”), as a result of which the Company will become a direct or indirect wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) shares of the Company Common Stock that are held in the treasury of the Company and any Shares of Company Common Stock owned by any Subsidiary of the Company, Parent, Merger Sub or any other Affiliate of Parent and (ii) any Dissenting Shares (as defined in the Merger Agreement) (the shares referred to in clauses (i) and (ii), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be converted into the right to receive (A) $11.45 per Share in cash, without interest, (the “Per Share Cash Consideration”) and (B) one contractual divested asset proceed right (a “DAP Right”) issued by Parent or one of its Affiliates pursuant to the Merger Agreement and the Divested Asset Proceed Rights Agreement (the “DAP Rights Agreement,” and, together with the Merger Agreement, the “Agreements”) proposed to be entered into by and among Parent, the Company, the Sale Committee (as defined therein), the Shareholder Representative (as defined therein) and the Rights Agent (as defined therein), representing the right to receive the DAP Right Payment Amounts (as defined in the DAP Rights Agreement) if and when payable pursuant to the Merger Agreement and the DAP Rights Agreement (the Per Share Cash Consideration, taken together (and not separately) with the DAP Right, the “Consideration”). Immediately following the effectiveness of the Merger, the Specified Holders (as defined in the Merger Agreement) will consummate the Reinvestment (as defined in the Merger Agreement) in accordance with the Reinvestment Agreement (the “Reinvestment Agreement”), by and among the Specified Holders and Parent, pursuant to which the Specified Holders will contribute the Aggregate Equity Investment Amount (as defined in the Reinvestment Agreement), including the Per Share Cash Consideration received by the Specified Holders, in exchange for the number of newly issued common units or other common equity interests of each Topco (as defined in the Reinvestment Agreement) set forth in the Reinvestment Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreements.

We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, we have been engaged to provide certain financial advisory services to the Company from time to time, including in connection with certain strategic matters, and we have received compensation from the Company for such services. In the past two years, we have not been engaged to provide financial advisory or other services to Stefano Pessina, a significant stockholder of the Company and the Executive Chairman of the Board of Directors, and we have not received any compensation from Mr. Pessina during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Sycamore Partners Management L.P., the sponsor of Parent (the “Sponsor”), Parent, or Merger Sub, and we have not received any compensation from Sponsor or Parent during such period. We may provide financial advisory and other services to or with respect to the Company, Parent, Mr. Pessina, Sponsor or their respective affiliates, including portfolio companies of Sponsor in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, Mr. Pessina, Sponsor or any of their respective affiliates, including portfolio companies of Sponsor, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Merger Agreement dated March 6, 2025, (ii) a draft of the DAP Rights Agreement dated March 6, 2025 (together with the Merger Agreement, the “Draft Agreements”), (iii) the draft commitment letters from certain lenders substantially in the form of the drafts dated March 6, 2025, (iv) the Equity Funding Letters (as defined in the Merger Agreement), (v) the Reinvestment Agreement and certain other related transaction documents (vi) Annual Reports on Form 10-K of the Company for the years ended August 31, 2024, August 31, 2023 and August 31, 2022; (vii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (viii) certain publicly available research analyst reports for the Company; (ix) certain other communications from the Company to its stockholders; and (x) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company and the businesses underlying the DAP Rights, including certain financial forecasts, analyses and projections relating to the Company and the businesses underlying the DAP Rights, including, with respect to the DAP Rights, assumptions regarding the timing of the DAP Rights Payment Amounts becoming payable pursuant to the Agreements, prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not

B-2

been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreements will not differ in any respect material to our analysis or this opinion from the Draft Agreements reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreements and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than holders of Excluded Shares or the Specified Holders) of the Consideration to be paid to such holders pursuant to the Agreements. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreements or the Transaction, including, without limitation, the structure or form of the Transaction, the form or terms of the DAP Rights with respect to transferability, illiquidity or otherwise, or any other agreements or arrangements contemplated by the Agreements or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreements or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than holders of Excluded Shares or the Specified Holders) pursuant to the Agreements is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

B-3

Annex C

March 6, 2025

Board of Directors

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, IL 60015

Members of the Board:

We understand that Walgreens Boots Alliance, Inc. (“Walgreens” or the “Company”), and Blazing Star Parent, LLC (“Sycamore”) and Blazing Star Merger Sub, Inc., a wholly owned subsidiary of Sycamore (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, dated as of March 6, 2025 (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transaction”). Pursuant to the Merger, the Company will become a direct or indirect wholly owned subsidiary of Sycamore, and each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than (A) shales of the Company Common Stock that are held in the treasury of the Company and any shares of Company Common Stock owned by any Subsidiary of the Company, Sycamore, Merger Sub or any other Affiliate of Sycamore and (ii) any Dissenting Shares (as defined in the Merger Agreement) (collectively, the “Excluded Shares”), will be converted into the right to receive (i) $11.45 per Share in cash, without interest, (the “Per Share Cash Consideration”) and (B) one divested asset proceed right (a “DAP Right”) issued by Sycamore or one of its Affiliates pursuant to the Merger Agreement and the Divested Asset Proceed Rights Agreement (the “DAP Rights Agreement,” and, together with the Merger Agreement, the “Agreements”), by and among Sycamore, the Company, the Sale Committee (as defiled therein), the Shareholder Representative (as defined therein) and the Rights Agent (as defined therein), representing the right to receive the DAP Right Payment Amounts (as defined in the DAP Rights Agreement) if and when payable pursuant to the Merger Agreement and the DAP Rights Agreement (the “Merger Consideration”). Substantially concurrently with the effectiveness of the Merger, the Specified Holders (as defined in the Merger Agreement) will consummate the Reinvestment (as defined in the Merger Agreement) in accordance with the Reinvestment Agreement (the “Reinvestment Agreement”), by and among the Specified Holders and Parent, pursuant to which the Specified Holders will contribute the Aggregate Equity Investment Amount (as defined in the Reinvestment Agreement), including the Per Share Cash Consideration received by the Specified Holders, in exchange for the number of newly issued common units or other common equity interests of each Topco (as defined in the Reinvestment Agreement) set forth in the Reinvestment Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreements.

You have a sked for our opinion as to whether the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than holders of Excluded Shares or the Specified Holders) pursuant to the Agreements is fair from a financial point of view to such holders of shares of the Company Common Stock.

For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)	Reviewed certain financial projections prepared by the management of the Company;

4)	Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)	Reviewed the reported prices and trading activity for the Company Common Stock;

6)	Compared the financial performance of the Company with that of certain other publicly-traded companies comparable with the Company;

7)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)

Reviewed the Merger Agreement, the DAP Rights Agreement, the draft commitment letters from certain lenders substantially in the form of the drafts dated March 6, 2025 (the “Commitment Letters”), the Equity Funding Letters (as defined in the Transaction Agreement), the Reinvestment Agreement, and certain related documents; and

9)	Performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. Although we have included the DAP Rights (as described in the DAP Rights Agreement) in certain of our analyses, we express no opinion as to the likelihood of whether the monetization events upon which the DAP Right Payment Amounts (as described in the DAP Rights Agreement) are conditioned will be achieved or the timing of when such monetization events may occur and for purposes of our analyses, we have assumed that such monetization events will occur in accordance with the timing assumptions provided by the Company’s management. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of the Company Common Stock in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. We have been retained to provide only a financial opinion letter in connection with the Merger. As a result, we have not been involved in structuring, planning or negotiating the Merger. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition, business combination or other extraordinary transaction, involving the Company, nor did we negotiate with any of the parties which expressed interest to Morgan Stanley in the possible acquisition of the Company or certain of its constituent businesses. This opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a portion of which is contingent upon the closing of the Merger and the remainder of which is payable upon rendering of this opinion. In the two years prior to February 24th, 2025 (the “Disclosure Date”), we and our affiliates have provided financing services to the Company and have received

C-2

fees in connection with such services. In the two years prior to the Disclosure Date, we and our affiliates have provided financing services to Sycamore and certain of its affiliates and have received fees in connection with such services. In the two years prior to the Disclosure Date, we or an affiliate is a lender to the Company with respect to its revolving credit facilities and delayed draw term loan. In the two years prior to the Disclosure Date, we have not provided financial advisory or financing services to Stefano Pessina nor have received fees in connection with such services. In the two years prior to the Disclosure Date, we or an affiliate is a lender to Sycamore or certain of its affiliates with respect to certain revolving credit facilities. As of the Disclosure Date, so far as we are aware, we hold an interest in the common stock of the Company. Morgan Stanley may also seek to provide financial advisory and financing services to Sycamore and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading, hedging and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debtor equity securities or loans of the Company, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance wit h our customary practice. This opinion is for the information of the Board of Directors of the Company only and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which Sycamore Common Stock will trade following consummation of the Merger or at any time and Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than holders of Excluded Shares or the Specified Holders) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.

Very truly yours,
MORGAN STANLEY & CO. LLC
By:	/s/ Ari Terry
Ari Terry
Managing Director

C-3

ANNEX D

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of March 6, 2025, is entered into by and among Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”), Stefano Pessina (“SP”), Alliance Santé Participations S.A., a Luxembourg société anonyme (“ASP”, and together with SP, the “Stockholders” and each, individually, a “Stockholder”) and Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent, Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and the other parties identified therein are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (a) the number of shares of Common Stock, par value $0.01 per share, of the Company (as adjusted pursuant to Section 12, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (as adjusted pursuant to Section 12, collectively, the “Owned Shares”) and (b) the number (and form) of equity awards of the Company set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Equity Awards”, being all of the equity awards of the Company owned of record or beneficially by such Stockholder (as adjusted pursuant to Section 12, collectively, the “Owned Equity Awards” and, together with any other equity awards of the Company acquired or issued to such Stockholder prior to the Termination Date, the “Covered Equity Awards”); and

WHEREAS, as a condition and material inducement to the willingness of the Company and the Parent Entities to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company and Parent have required that each Stockholder, and each Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each Stockholder, the Company and Parent hereby agree as follows:

1. Agreement to Vote the Covered Shares; Proxy.

1.1 Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, unconditionally and irrevocably affirmatively vote (including via proxy) or execute consents, in each case, no later than 10 Business Days following the date on which the definitive Proxy Statement is first filed with the SEC, with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to), and not to withdraw any such vote or consent with respect to, all of such Stockholder’s Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its respective Affiliates after the date hereof and prior to the Termination Date (as adjusted pursuant to Section 12, collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated

Merger Agreement or amendment to the Merger Agreement that, in any such case, does not alter the amount or form of consideration payable in the Merger under the Merger Agreement in respect of the Covered Shares, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.14(b) of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the Company’s stockholders at any Company Stockholders Meeting necessary or desirable for consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal or any other proposal made in opposition to or in competition with, or which is inconsistent with, the Merger Agreement or the transactions contemplated thereby, (iii) any recapitalization, reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company or any of its Subsidiaries (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of such Stockholder’s Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause such Stockholder’s Covered Shares to be counted as present threat for purposes of establishing a quorum at each such meeting. The Stockholders shall not take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by this Agreement. In the event that the Company and Parent agree to effectuate the transactions contemplated by the Merger Agreement by means of a tender offer, each Stockholder shall tender (and shall not withdraw), or cause to be tendered (and cause to not to be withdrawn), all of its Covered Shares pursuant to and in accordance with the terms of such tender offer prior to the time required for such Covered Shares to be validly tendered (and not withdrawn) for acceptance in such tender offer.

1.2 Proxy. In the event, but only in the event, that any Stockholder fails to comply with any of its obligations set forth in Section 1.1 (as determined by the Company), then in such event such Stockholder hereby irrevocably appoints, as its proxy and attorney-in-fact, Timothy C. Wentworth and Lanesha Minnix, each of them individually, with full power of substitution and resubstitution, to vote such Stockholder’s Covered Shares in accordance with Section 1.1 at the Company Stockholders Meeting (including any postponement, recess or adjournment thereof) in respect of such Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) prior to the Termination Date at which any Supported Matters are to be considered. This proxy is coupled with an interest, is (or will be, as applicable) given as an additional inducement of Parent to enter into this Agreement and shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate. Parent and the Company, acting jointly by mutual written agreement, may terminate or waive its rights to enforce this proxy with respect to a Stockholder at any time at its sole election by written notice provided to such Stockholder.

2. [Reserved]

3. Termination. This Agreement shall terminate automatically and without further action of the parties hereto upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time (the earliest such date set forth in clauses (i) and (ii), the “Termination Date”); provided, that the provisions set forth in Sections 15 through 26 hereof shall survive the termination of this Agreement; provided, further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful and Material Breach” means a material breach of this Agreement that is a consequence of an act or failure to act undertaken or omitted to be taken by or on behalf of the breaching party with the actual knowledge that the taking of such act or failure to take such act would, or would reasonably be expected to, cause or constitute a breach of this Agreement.

4. Certain Covenants.

4.1 Acquisition Proposals.

(a) From and after the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement (including Section 4.1(c)), the Stockholder shall not, and shall cause its controlled Affiliates and its and their directors, officers, employees not to, directly or indirectly (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries or making of any proposal or offer that constitutes, or that would reasonably be expected to lead to any Acquisition Proposal; (ii) enter into, continue or otherwise participate in any discussions (other than informing Persons of the existence of the provisions of this Section 4.1(a)) or negotiations regarding, or furnish or provide access to any non-public information to any Person who has made or would reasonably be expected to make any Acquisition Proposal or otherwise for the purpose of encouraging or facilitating, any Acquisition Proposal, in each case, except to the extent that at such time such Stockholder or its Affiliates are expressly permitted to take any such action pursuant to Section 6.1 of the Merger Agreement.

(b) Each Stockholder hereby covenants to and agrees with the Company (and not Parent) that, if such Stockholder receives any inquiry or proposal that constitutes an Acquisition Proposal, such Stockholder shall promptly inform the Company of such inquiry or proposal and the details thereof.

(c) Each Stockholder hereby covenants to and agrees with the Company (and not Parent (but without limiting the Company’s obligations under the Merger Agreement)) that, during the period from the date hereof until the Termination Date, such Stockholder shall, if requested to do so by action of the Company Board, explore in good faith the possibility of working with any Persons or groups of Persons regarding an Acquisition Proposal (provided, that the Company is permitted pursuant to Section 6.1(a) or 6.1(c) of the Merger Agreement to engage in discussions with such Persons or groups of Persons regarding such Acquisition Proposal), including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto; it being understood and agreed that such Stockholder’s decision as to whether to ultimately agree to any transaction with any such Person or group of Persons shall be within such Stockholder’s discretion.

(d) Each Stockholder hereby covenants to and agrees with the Company (and not Parent) that, each Stockholder shall keep confidential from the Parent Entities and each of their Affiliates and Representatives the terms and conditions of any Acquisition Proposal made by a Person other than Parent or a group of Persons of which Parent is a member; provided, that such confidentiality obligation shall be subject to the notification obligations of the Company pursuant to Section 6.1(f) of the Merger Agreement. For purposes of this Agreement, the term “group” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

(e) Each Stockholder hereby covenants to and agrees with the Company (and not Parent), such Stockholder will not enter into any exclusivity, “lock-up”, “dry-up” or similar agreement, arrangement or understanding, whether written or oral, between such Stockholder or any of its Affiliates, on the one hand, and any other Person, including any Parent Entity or any of their Affiliates or any other potential counterparty or any financing source to the transactions contemplated by the Merger Agreement (or any alternative transaction) or any representatives of the foregoing, on the other hand, including any agreement, arrangement or understanding that would prevent such Stockholder from taking the actions described in Section 4.1 hereof.

4.2 Transfers. Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly contemplated by this Agreement, (a) such Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly, (i) tender any Covered Shares or Covered Equity Awards into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, hedge, gift, loan, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or Covered Equity Awards or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares or Covered Equity Awards into a voting trust or enter into a voting agreement with respect to any Covered Shares or Covered Equity Awards that is inconsistent with this Agreement, (iv) take an action that would reasonably be expected to prevent, materially impair or materially delay the performance of the Stockholder’s obligations hereunder or (v) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding the foregoing, nothing in this Agreement shall prohibit (i) a Transfer by ASP of all (but not less than all) of its Covered Shares to an entity that is a wholly controlled Affiliate of SP (the “ASP Permitted Transferee”) or (ii) a Transfer by SP of any of his Covered Shares to ASP or to the ASP Permitted Transferee or to a wholly controlled subsidiary of ASP or such ASP Permitted Transferee or (iii) a Transfer by either Stockholder of any or all of its Covered Shares or Covered Equity Awards, in accordance with applicable law, pursuant to bona fide estate planning or estate administration purposes; provided, that, prior to and as a condition to the effectiveness of such Transfer, each Person (including any ASP Permitted Transferee) to whom any of such Covered Shares or Covered Equity Awards or any interest in any of such Covered Shares or Covered Equity Awards is or may be transferred shall have executed and delivered to Parent and the Company a joinder to this Agreement in a form reasonably acceptable to Parent and the Company agreeing to be bound by all of the terms and provisions hereof.

4.3 Regulatory Matters.

(a) Each Stockholder shall, and shall cause its Affiliates to, use their respective reasonable best efforts to (i) take such actions (and refrain from taking such actions) and agree or commit to take such actions (and agree or commit to refrain from taking such actions) as are necessary or appropriate to enable the Parent Entities to comply with their obligations pursuant to Section 6.4 of the Merger Agreement (provided nothing herein shall require SP to change his permanent residence or ASP or any ASP Permitted Transferee or any of their respective Affiliates to change their corporate or tax residence) and (ii) consistent with the time frames set forth in Section 6.4 of the Merger Agreement, supply and provide information that, to such Stockholder’s knowledge, is complete and accurate in all material respects to any Governmental Entity requesting such information in connection with filings or notifications under, or relating to, applicable laws (collectively, the “Regulatory Filings”) that are required or advisable as a result of, or pursuant to, the Merger Agreement, the Financing and the related transactions, including information required or requested to be provided to any antitrust, financial or national security, or healthcare governmental or regulatory authorities in connection with any approvals reasonably sought in connection with the consummation of the Merger (collectively, the “Regulatory Disclosures”). Neither Parent nor the Company will make any Regulatory Filings that contain information specifically with respect to such Stockholder or its Affiliates without first providing such Stockholder and its counsel a reasonable opportunity to review and comment thereon, and will give good faith consideration to all reasonable additions, deletions or changes suggested by such Stockholder and its counsel.

(b) Each Stockholder represents, warrants and covenants to Parent and to the Company that, to such Stockholder’s knowledge, none of the information supplied in writing by such Stockholder specifically for inclusion or incorporation by reference in the Regulatory Disclosures will contain a material misstatement of fact or a material omission of fact necessary to make the information provided not misleading.

(c) Each Stockholder shall, and shall cause its Affiliates to use their respective reasonable best efforts to, consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the Merger set forth in the Merger Agreement to be satisfied as promptly as reasonably practicable.

4.4 Sale Committee and Other Agreements.

(a) Prior to the Initial Closing, in connection with the execution of the DAP Rights Agreement, the Stockholders shall designate an individual to serve as the Specified Holders Member (as defined in the DAP Rights Agreement) under the DAP Rights Agreement.

(b) At or immediately prior to the Initial Closing, the Stockholders will cause the Specified Holders Member to execute and deliver the DAP Rights Agreement (to be effective as of the Effective Time).

(c) Other than this Agreement, no Stockholder shall (and each shall cause its Affiliates and Representatives not to) enter into any contract or agreement or commit to enter into any contract or agreement between such Stockholder or any of its Affiliates, on the one hand, and any Parent Entity, Merger Sub or any of their respective Affiliates, on the other hand, with respect to voting or acting by any member of the Sale Committee (in such member’s capacity as such) or with respect to any action to be taken or not taken by the Sale Committee.

(d) The Company acknowledges and agrees that the last sentence of Section 6.3(b) of the Merger Agreement shall not apply to communications between any Stockholder and any Parent Entity to the extent in connection with implementing, or otherwise in furtherance of, the transactions contemplated by the Interim Investors Agreement and the Reinvestment Agreement, in each case as of the date hereof and to the extent consistent with the terms of the Interim Investors Agreement and the Reinvestment Agreement as of the date hereof, or otherwise relating to the post-Merger Closing operation of the Company and its Subsidiaries; provided this clause (d) shall not otherwise apply to communications with respect to the Merger Agreement or any of the transactions contemplated thereby in SP’s capacity as an officer or director of the Company.

5. Proxy Statement; Schedule 13e-3 and Schedule 13D.

(a) Each Stockholder shall promptly provide information reasonably requested by the Company or Parent in connection with the preparation of a preliminary proxy statement to be filed with the SEC and sent to the stockholders in connection with the Company Stockholders Meeting (the proxy statement, including any amendments or supplements thereto, the “Proxy Statement”) and a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”). To the Knowledge of such Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company and Parent shall (i) provide the Stockholders and its counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their counsel and their other Representatives.

(b) Assistance. Parent and the Stockholders will use their reasonable best efforts to furnish all information concerning such party and its Affiliates (including, with respect Parent, the other Parent Entities and their respective Affiliates) to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement, the Schedule 13e-3 and the Schedule 13D Filings, and provide such other parties assistance, as may be reasonably requested by such other parties to be included therein and will otherwise reasonably assist and cooperate with the other parties in the preparation, filing and distribution of the Proxy Statement, the Schedule 13e-3 and the Schedule 13D Filings and the resolution of any comments to any of the foregoing received from the SEC.

(c) 13D Filings. The Stockholders and their Affiliates shall (i) provide the Company, Parent and their respective Representatives a reasonable opportunity to review drafts of any disclosure statement on Schedule 13D or any amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13D Filings”) prior to filing any Schedule 13D Filing with the SEC relating (in whole or in part) to the Merger Agreement, this Agreement and/or the transactions contemplated hereby and thereby and (ii) consider in good faith all comments thereto reasonably proposed by the Company, Parent or their respective Representatives.

(d) Disclosure. Except as required by applicable law (including, subject to Section 5(c), in a Schedule 13D Filing which may include this Agreement as an exhibit thereto), the Stockholders (each in its capacity as a stockholder of the Company) and their Affiliates shall not, and shall direct their respective Representatives not to, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld, conditioned or delayed). Each Stockholder consents to and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent and the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity.

6. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company as follows:

6.1 Due Authority. Such Stockholder, if not a natural Person, is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Such Stockholder (x) if a natural Person, has the legal capacity to, and (y) if not a natural Person, has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of, or, if such Stockholder is not a natural Person, vote of holders of any equity securities, of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally.

6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by such Stockholder do not and will not (i) if an entity, conflict with or result in any violation or breach of any provision of the certificate of incorporation, bylaws, certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Merger or the performance by such Stockholder of its obligations under this Agreement.

6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, Foreign Investment Laws, and Healthcare Notification Laws, (c) the applicable rules and regulations of any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by such Stockholder of its obligations under this Agreement.

6.4 Ownership of the Owned Shares and Owned Equity Awards. Such Stockholder is, as of the date hereof, the beneficial and sole record owner of the Owned Shares and the Owned Equity Awards set forth opposite such Stockholder’s name on Exhibit A hereto, all of which are free and clear of any Liens, other than those created by this Agreement, by the Company Shareholders Agreement, arising under applicable securities laws or, in the case of the Owned Equity Awards, arising under the terms of the award pursuant to which they were granted. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and the Owned Equity Awards. Such Stockholder has the sole right to dispose of the Owned Shares and the Owned Equity Awards, and none of the Owned Shares or Owned Equity Awards is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except (i) as contemplated by this Agreement and (ii) with respect to the Owned Equity Awards, as contemplated by the Company Stock Plan pursuant to which any such Owned Equity Awards were issued. As of the date hereof, other than the Reinvestment Agreement, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Equity Awards and no person has a right to acquire any of the Owned Shares or Owned Equity Awards held by such Stockholder.

6.5 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of such Stockholder to perform its obligations under this Agreement.

6.6 Other Agreements or Understandings. Other than as provided or contemplated by this Agreement, the Reinvestment Agreement or the Interim Investors Agreement, there are no contracts or agreements or commitments to enter into contracts or agreements between any Stockholder or any of its Affiliates, on the one hand, and any Parent Entity, Merger Sub or any of their respective Affiliates, on the other hand, including any such contract or agreements (or commitments) that would materially impair or conflict with the Stockholder’s ability to comply with its obligations hereunder or with respect to voting or acting by any member of the Sale Committee (in such member’s capacity as such) or with respect to any action to be taken or not taken by the Sale Committee.

6.7 Finders Fees. Except as provided in the Merger Agreement, no broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by the Merger Agreement or hereby based upon arrangements made by or on behalf of such Stockholder.

7. Representations and Warranties of the Company. The Company hereby represents and warrants to each Stockholder and Parent as follows:

7.1 Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally.

7.2 No Conflict. The execution and delivery of, compliance with and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except in the case of clauses (i), (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.

8. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder and the Company as follows:

8.1 Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally.

8.2 No Conflict. The execution and delivery of, compliance with and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (i), (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.

8.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Merger or the performance by Parent of its obligations under this Agreement.

8.4 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent or any of its Affiliates that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.

8.5 Transaction Documents. As of the date of this Agreement, Parent has furnished to the Stockholders a true, correct and complete copy of (i) the executed Merger Agreement and (ii) the executed Financing Letters.

9. Stockholder Capacity. This Agreement is being entered into by each Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares and Owned Equity Awards, and nothing in this Agreement shall restrict or limit the ability of a Stockholder or any of its Affiliates or Representatives who is a director or officer of the Company or any of the Company’s subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its affiliates, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement.

10. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 11 and Section 27, which shall survive the Effective Time in accordance with their terms, the representations, warranties and covenants contained herein shall not survive the Effective Time.

11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. Each Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares and Owned Equity Awards with respect to the Merger and the transactions contemplated by the Merger Agreement. Each Stockholder, its Affiliates and their respective Representatives agree not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other action or proceeding, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any action or proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (y) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement, the Merger or the other transactions contemplated thereby.

12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Covered Equity Awards”, “Owned Shares”, “Owned Equity Awards”, and other economic or equity-based term or provision herein shall be equitably adjusted to reflect the effect of such transaction or transactions during the term of this Agreement.

13. Further Assurances. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments, and take, or cause to be taken, any acts, in each case as Parent or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

14. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) on the date sent by email, in each case, to the following:

if to the Stockholders to:

Alliance Santé Participations S.A.

14, avenue du X Septembre

L-2550 Luxembourg

Grand Duchy of Luxembourg

with a copy (which will not constitute notice) to:

[***]

c/o The Family Office

24, boulevard du Ténao

98000 Monaco

Email: [***]

and

Debevoise & Plimpton LLP

66 Hudson Boulevard

New York, New York 10001

Attn:    [***]

Email:  [***]

if to Parent to:

Blazing Star Parent, LLC

c/o Sycamore Partners Management, L.P.

9 West 57th Street, 31st Floor

New York, NY 10019

Email:  [***]

Attn:   [***]

with a copy (which will not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10022

Attn:    [***]

Email:  [***]

if to the Company (prior to the Effective Time) to:

Walgreens Boots Alliance, Inc.

108 Wilmot Road

Deerfield, Illinois 60015

Attn:    [***]

Email:  [***]

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attn:    [***]

Email:  [***]

15. Interpretation. Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a law shall include any rules and regulations promulgated thereunder, and any reference to any law in this Agreement shall mean such law as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee). For all purposes under this Agreement, the Stockholders shall be deemed not to be Affiliates of the Company and its Subsidiaries and vice versa.

16. Entire Agreement. Subject to Section 17, this Agreement (along with the documents referenced herein) and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

17. Company Shareholders Agreement. The parties hereto acknowledge that, as of the date hereof, the Stockholders and the Company are party to the Company Shareholders Agreement. Notwithstanding anything to the contrary contained in this Agreement or otherwise, from the date hereof until the Termination Date, (a) solely to the extent any term of this Agreement conflicts with any term of the Company Shareholders Agreement, the terms of this Agreement shall prevail, and (b) any actions by a Stockholder in compliance with the express requirements of this Agreement or requested in writing by the Company Board with respect to the subject matter hereof shall not be deemed to breach or otherwise violate any terms of the Company Shareholders Agreement. Except as expressly set forth in the immediately preceding sentence, nothing in this Agreement or the Merger Agreement shall be deemed to amend, restate, supplement, waive or otherwise modify any term of the Company Shareholders Agreement, which shall remain in full force and effect in accordance with its terms.

18. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

19. Governing Law; Waiver of Jury Trial. This Agreement is governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause or permit the application of laws of any jurisdictions other than those of the State of Delaware. Each of the parties (i) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of or relates to this Agreement; (ii) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any action or proceeding arising out of or relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 14 or in such other manner as may be permitted by applicable law, but nothing in this Section 19 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any action or proceeding arising out of or relating to this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in the Chosen Courts or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any action or proceeding arising out of or relating to this Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any action or proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT

SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

20. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto, shall survive the dissolution, death or incapacity of any Shareholder, and shall be binding upon the parties’ respective heirs, successors, legal representatives and permitted assigns, including with respect to any Shareholder, any permitted transferee under Section 4.2.

21. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof (without a requirement to post bond or other security), (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholders would have entered into this Agreement.

22. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the persons and entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Stockholder, Parent or the Company for any obligations or liabilities of any party under this Agreement or for any action or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.

23. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

24. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

25. Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.

26. No Presumption Against Drafting Party. The Company, Parent and the Stockholders acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

27. Expenses. Whether or not the Merger is not consummated, each party to this Agreement will bear its own fees and expenses, including fees, expenses and disbursements of legal, financial, tax, accounting, advisory, valuation or other advisors or consultants, except as provided by the Interim Investors Agreement.

28. No Agreement until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed and delivered by all parties hereto.

29. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares or Covered Equity Awards. All ownership and economic benefits of and relating to the Covered Shares and the Covered Equity Awards shall remain vested in and belong to the applicable Stockholder until the Effective Time.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

SP INVESTORS:

Alliance Santé Participations S.A.

By:	/s/ Simone Retter
Name: Simone Retter
Title: Président (Chairman)

/s/ Stefano Pessina
Name: Stefano Pessina
Title: Administrateur (Director)

Stefano Pessina

/s/ Stefano Pessina Stefano Pessina

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT:

BLAZING STAR PARENT, LLC

By:	/s/ Kevin Burke
Name: Kevin Burke
Title: Co-President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

THE COMPANY:

WALGREENS BOOTS ALLIANCE, INC.

By:	/s/ Tim Wentworth
Name: Tim Wentworth
Title: Chief Executive Officer

[Signature Page to Voting Agreement]

Exhibit A

Owned Shares

Stockholder	Owned Shares	Owned Equity Awards
Alliance Santé Participations S.A.	144,788,821	0
Stefano Pessina	832,258	1,317,544	[1]

[1]

Excludes 1,994,010 Company Stock Options owned by SP (all of which are exercisable for a per share exercise price in excess of the Per Share Cash Consideration under the Merger Agreement and will not give rise to the right to receive any amount in cash pursuant to Section 2.3(a) of the Merger Agreement). SP’s stock options are all exercisable at a price of $57.38 or higher.

Annex E

REINVESTMENT AGREEMENT

This REINVESTMENT AGREEMENT (this “Agreement”), dated as of March 6, 2025, is entered into by and among Mr. Stefano Pessina, a Monégasque citizen (“SP”), Alliance Santé Participations S.A., a société anonyme incorporated under the laws of the Grand Duchy of Luxembourg (“ASP” and, together with SP, the “Investors” and each, an “Investor”), and Blazing Star Parent, LLC, a Delaware limited liability company (“Sycamore Parent” and, together with its affiliates, the “Sponsor Parties”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Sycamore Parent, Blazing Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Sycamore Parent (“Sycamore Merger Sub”), Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”) and the other parties identified therein are entering into that certain Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”), pursuant to which Sycamore Merger Sub will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Sycamore Parent (the “Merger”);

WHEREAS, as of the date hereof, the Investors hold the number of shares of the Company Common Stock set forth on Schedule 1 under the caption “Shares of Company Common Stock” (the “Existing Shares”);

WHEREAS, pursuant to the Merger Agreement, on or prior to the Merger Closing Date, the Company will effect the Carveout Transactions, such that, as of the Effective Time, the businesses of the Company will each be held, directly or indirectly, through parent entities formed by affiliates of Sycamore Parent prior to the Merger Closing (each such parent entity, a “Topco” and such transactions, collectively, the “Restructuring”);

WHEREAS, immediately following the Restructuring, it is expected that a Topco will indirectly hold all of the outstanding equity interests of Sycamore Parent and the Company (“Star Topco”), through a direct or indirect wholly owned subsidiary (“Star Holdings”), which will directly or indirectly own all of the outstanding equity interests of Sycamore Parent and the Company;

WHEREAS, subject to the terms and conditions of this Agreement and the Merger Agreement, the Investors collectively desire to (i) purchase equity interests of Star Topco from Star Holdings and (ii) purchase equity interests of each other Topco from such Topco, immediately following the effectiveness of the Merger and the Restructuring, in exchange for an aggregate amount of cash equal to (a) the product of (1) the number of Existing Shares and (2) the Per Share Cash Consideration (including, for avoidance of doubt, any adjustments thereto pursuant to Section 2.1(c) of the Merger Agreement) (the “Reinvestment Amount”) plus (b) an additional amount of cash equal to $77,638,645 (the “Additional Equity Investment Amount” and, together with the Reinvestment Amount, the “Aggregate Equity Investment Amount”) (such transactions, collectively, the “Reinvestment”);

WHEREAS, the number of newly issued common units or other common equity interests of each Topco purchased pursuant to the Reinvestment shall be as set forth on Schedule 1 (as updated pursuant to Section 1.1) under the applicable column under the heading “Topco Interests” (such number of units or other equity interests, the “Topco Interests”);

WHEREAS, Star Holdings and each Topco (other than Star Topco) are referred to herein as the “Equity Sellers”;

WHEREAS, the Equity Sellers and the Investors agree that the transactions contemplated by this Agreement are intended to, and shall, result in the Investors investing in the Topco Interests through the Reinvestment at the same price per unit (or other equity interest) at which the Sponsor Parties shall acquire such Topco Interests;

WHEREAS, concurrently with the execution of this Agreement, the Investors, Sycamore Parent, and Sycamore Merger Sub and certain other affiliates of Sycamore are entering into an interim investors agreement governing the parties’ rights and obligations with respect to the Transactions, including the Merger and the Restructuring, prior to the Merger Closing (the “Interim Investors Agreement”); and

WHEREAS, immediately prior to the Reinvestment Closing (as defined below), each Equity Seller will enter into a joinder to this Agreement in form and substance reasonably acceptable to the Investors and Sycamore Parent, pursuant to which such Equity Seller will agree to issue or sell the applicable Topco Interests to the Investors on the terms and conditions set forth herein and take the other actions required to be taken by such Equity Seller hereunder.

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Reinvestment.

1.1 Closing of the Reinvestment Investment. On the terms and conditions set forth herein, immediately following the consummation of the Merger and the Restructuring, (a) the Investors shall pay to each Equity Seller, by wire transfer of immediately available funds to an account or accounts designated in writing by Sycamore Parent prior to the Merger Closing, an amount of cash equal to the amount set forth for each Equity Seller on the Allocation Schedule (as defined below), which amounts in the aggregate shall equal the Aggregate Equity Investment Amount and will be allocated pro rata among the Equity Sellers based on the respective equity values of each Topco, as set forth on the Allocation Schedule (as defined below), and (b) each Equity Seller shall issue or sell to the Investors the applicable Topco Interests, free and clear of any and all Liens (other than those transfer restrictions imposed by applicable securities law, the organizational documents of the applicable Topco or the Interim Investors Agreement or the Investors Agreement Documents (as defined in the Interim Investors Agreement)), having an aggregate value equal to the Aggregate Equity Investment Amount, which shall be the same class and series of Topco Interests issued to the Sponsor Parties or their affiliates at the Reinvestment Closing in respect of the applicable Topco, in each case at the same valuation per Topco Interest as applicable to such Sponsor Parties (the foregoing clauses (a) and (b), collectively, the “Reinvestment Closing”). At least three (3) Business Days prior to the Reinvestment Closing, Sycamore Parent shall deliver an allocation schedule (the “Allocation Schedule”) to the Investors specifying (a) the cash amounts to be paid at the Reinvestment Closing to each Equity Seller in respect of the applicable Topco Interests, (b) the equity value of each Topco (including such Topco’s subsidiaries and its and their respective business and operations), as determined by Sycamore Parent in good faith, (c) the resulting price per Topco Interest at which the Investors will acquire the Topco Interests at the Reinvestment Closing and the corresponding number of Topco Interests to be acquired by the Investors from each Equity Seller at the Reinvestment Closing, (d) any documentation to be delivered to any Equity Seller at the Reinvestment Closing pursuant to and in accordance with Section 1.3, and (e) the account or accounts to which the Investors should transfer immediately available funds to be paid at the Reinvestment Closing; provided that, for the avoidance of doubt, (i) the cash amounts set forth on the Allocation Schedule shall equal, in the aggregate, the Aggregate Equity Investment Amount, (ii) the price per Topco Interest set forth on the Allocation Schedule shall be the same price per Topco Interest at which the Sponsor Parties acquire Topco Interests at the Reinvestment Closing, and (iii) the proportion of the common equity interests at each Topco immediately following the Reinvestment Closing held by the Investors, on the one hand, and the Sponsor Parties, on the other hand, shall be the same at each Topco. Promptly following delivery of the Allocation Schedule, but in any event prior to the Reinvestment Closing, the parties hereto shall update Schedule 1 to reflect the number of Topco Interests to be issued or sold at the Reinvestment Closing by each Equity Seller to the Investors as set forth in the Allocation Schedule, and such updated Schedule 1 shall thereafter serve as Schedule 1 for all purposes hereunder and all references to Schedule 1 herein shall be references to Schedule 1 as so updated. Notwithstanding the foregoing or anything to the contrary herein or in the Interim Investors Agreement or the Investors Agreement Documents (as defined in the Interim Investors Agreement), in the event that a Topco (the “Shields Topco”) acquires the Shields Interests at the Initial Closing in accordance with Section 1.3 of the Merger Agreement (a “Shields Early Closing”), immediately following the Reinvestment Closing with respect to each other Topco (the “Subsequent Shields Reinvestment Closing”), in lieu of an issuance of common equity interests in respect of the Shields Topco, the applicable Sponsor Party (which, for the avoidance of doubt, shall be considered an “Equity Seller” in connection with the sale described in this sentence following the Subsequent Shields Reinvestment Closing) shall transfer and sell to the Investors, and the Investors shall purchase from such Sponsor Party, the number of Topco Interests in the Shields Topco as would have been issuable hereunder in the absence of such Shields Early Closing, at the same price per Topco Interest at which such Sponsor Party acquired such Topco Interests, in exchange for an aggregate amount of cash equal to such portion of the Aggregate Equity Investment Amount as is allocated to the Shields Topco pursuant to the Allocation Schedule (which, for the avoidance of doubt, shall be calculated as set forth in this Section 1.1); provided the proportion of the common equity interests of the Shields Topco immediately following the Subsequent Shields Reinvestment Closing held by the Investors, on the one hand, and the selling Sponsor Party, on the other hand, shall be the same proportion as held by the Investors, on the one hand, and the Sponsor Parties, on the other hand, at each other Topco immediately following the Reinvestment Closing (provided that, in the case of Star Topco, any portion of the Investors’ reinvestment in the form of debt shall be treated as if it had been in the form of common equity interests immediately following the Reinvestment Closing).

1.2 Topco Deliveries. At the Reinvestment Closing (and, if applicable, at the Subsequent Shields Reinvestment Closing), each Equity Seller shall deliver to the Investors customary documentation reasonably satisfactory to the Investors evidencing (a) the issuance or sale of the Topco Interests to the Investors (and, to the extent applicable, the admission of the Investors to the applicable Topco), and (b) the issuance of any Topco Interests to any Sponsor Party, the price per Topco Interest paid by such Sponsor Party and satisfaction of the payment of the aggregate subscription price for such Topco Interests.

1.3 Investor Deliveries. At the Reinvestment Closing (and, if applicable, at the Subsequent Shields Reinvestment Closing), each Investor shall deliver to each Equity Seller (a) an applicable and properly executed Internal Revenue Service Form W-8 (together with any required attachments, to the extent applicable) and (b) such other documentation as may be necessary or reasonably advisable for the Equity Sellers or any of their affiliates to reduce or eliminate withholding or other taxes or comply with any tax or information reporting regime and that are requested by any Equity Seller no later than the date on which Sycamore Parent delivers the Allocation Schedule prior to the Reinvestment Closing.

Section 2. Representations and Warranties of Sycamore Parent. Sycamore Parent hereby represents and warrants to the Investors, as of the date hereof (except as expressly made only as of the Reinvestment Closing), and as of the Reinvestment Closing, as follows:

2.1 Organization. Sycamore Parent is, and as of the Reinvestment Closing (and, if applicable, as of the Subsequent Shields Reinvestment Closing), Parent and each Topco will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each Topco will have as of the Reinvestment Closing (and, if applicable, as of the Subsequent Shields Reinvestment Closing, Shields Topco will have) all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification legally required, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had and would not be reasonably likely to be materially adverse to such Topco following the Effective Time. Sycamore Parent will have provided the Investors with true and correct copies of the organizational documents for each Topco prior to the Reinvestment Closing.

2.2 Authority; Enforceability. Sycamore Parent has, and as of the Reinvestment Closing (and, if applicable, as of the Subsequent Shields Reinvestment Closing), Sycamore Parent and each Equity Seller will have, all requisite power and authority to execute, perform and deliver this Agreement and any other agreements or instruments executed by it in connection herewith, and to consummate the transactions contemplated herein and therein. The execution, delivery and performance of this Agreement and such other agreements or instruments, and the consummation of the transactions contemplated herein and therein, has been duly and validly authorized by all necessary corporate (or similar) action on the part of Sycamore Parent and, as of the Reinvestment Closing (and, if applicable, as of the Subsequent Shields Reinvestment Closing), will have been, duly and validly authorized by all necessary corporate (or similar) action on the part of each Equity Seller. This Agreement constitutes, and each of such other agreements or instruments will constitute, when executed and delivered by Sycamore Parent, assuming the due authorization, execution and delivery hereof by the other parties hereto, the legal, valid and binding obligation of Sycamore Parent, enforceable against Sycamore Parent in accordance with their respective terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors, and general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law (such effects and principles, “Equitable Principles”). This Agreement and each of such other agreements or instruments will constitute, when executed and delivered by each Equity Seller, assuming the due authorization, execution and delivery hereof by the other parties hereto, the legal, valid and binding obligation of such Equity Seller, enforceable against such Equity Seller in accordance with their respective terms, except as such enforceability may be subject to Equitable Principles.

2.3 Interests Duly Authorized. All of the Topco Interests to be issued or sold to the Investors under this Agreement, when issued or sold in accordance with the terms of this Agreement, will be duly authorized, validly issued and fully paid-up, in compliance with applicable law or exemptions therefrom. Following compliance with the obligations set forth in Section 1.1, the Investors shall have good, valid, and marketable title to the Topco Interests, free and clear of all Liens, other than (a) those transfer restrictions imposed by applicable securities law or contemplated by this Agreement, the organizational documents of the applicable Topco or the Investor Agreement Documents (as defined in the Interim Investors Agreement) or (b) as a result of any action taken by the Investors or their Affiliates.

2.4 No Conflicts; No Consents. The authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by Parent and each Equity Seller will not, with or without the giving of notice or passage of time or both, violate, conflict with or result in the material breach of (i) any of the organizational documents of Parent or such Equity Seller, as applicable, (ii) any law applicable to Parent or such Equity Seller, as applicable or any of Parent’s or such Equity Seller’s assets or properties, as applicable (iii) any judgment, decree, writ, injunction, order or award of any Governmental Entity binding upon Parent or such Equity Seller or any of Parent’s or such Equity Seller’s assets or properties, as applicable or (iv) any agreement to which Parent or such Equity Seller is a party or by which any of its assets or properties is bound. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Entity, or any other Person, on the part of Parent or any Equity Seller is required to be made or obtained in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, other than as provided in the Merger Agreement with respect to the Merger and the other Transactions or as contemplated by the Interim Investors Agreement.

2.5 Ownership of the Topcos. Immediately prior to the Reinvestment Closing (and, if applicable, the Subsequent Shields Reinvestment Closing), Sycamore Parent or another Sponsor Party will own all of the issued and outstanding common equity interests of each Topco and immediately after the Reinvestment Closing (and, if applicable, immediately after the Subsequent Shields Reinvestment Closing), none of the issued and outstanding common equity interests of any Topco will be owned by any person other than the Investors, Sycamore Parent or another Sponsor Party.

2.6 No Other Representation. No Topco has received any representations or warranties, written or oral, from the Investors or any other Person acting on behalf of the Investors, other than those contained in Section 3 of this Agreement.

Section 3. Representations and Warranties of the Investors. The Investors hereby represent and warrant to Sycamore Parent, as of the date hereof and as of the Reinvestment Closing, as follows:

3.1 Ownership and Title of Existing Shares. The Investors are the sole record or beneficial owner of the Existing Shares, having good and marketable title thereto, free and clear of any Liens, other than those transfer restrictions imposed by applicable securities Law or contemplated by the Company’s organizational documents, the Voting Agreement, the Interim Investors Agreement or the Company Shareholders Agreement (as defined in the Merger Agreement) (which, in any event, will not affect, delay or prevent the Reinvestment), and no Person has a right to acquire any of such securities. Except as contemplated under this Agreement, the Merger Agreement or the Interim Investors Agreement, there are no outstanding subscriptions, options, warrants, rights, calls, Contracts, commitments, understandings or agreements to purchase or otherwise acquire, or relating to the issuance of, any of the Investors Existing Shares.

3.2 Authority; Enforceability. The Investors have all requisite corporate (or similar) power, legal capacity and authority to execute, deliver and perform this Agreement and any other agreements or instruments to be executed by the Investors in connection herewith and to consummate the transactions contemplated herein and therein. This Agreement constitutes (and, when executed and delivered by the Investors, each of such other agreements or instruments will constitute) assuming the due authorization, execution and delivery hereof by Sycamore Parent and each Equity Seller, the legal, valid and binding obligation of the Investors, enforceable against it in accordance with their respective terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors, and general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law. Each Investor (other than SP) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. There are no consents of any other Person (other than the signatories hereto) that have not already been obtained that are required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

3.3 Investment Intent. The Investors are acquiring the Topco Interests for the Investors’ own account as principal, for investment purposes only, not for any other Person and not for the purposes of resale or distribution. The Investors are not subscribing for the Topco Interests from the Equity Sellers in a fiduciary capacity.

3.4 Financial Status. Each Investor is (i) an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or (ii) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. The Investors are able to bear the economic risk of an investment in the Topco Interests for an indefinite period of time and understand that the Topco Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investors have received no advice from the Sponsor Parties or any Equity Seller or any of their respective affiliates as to the legal, investment or tax consequences of the Reinvestment contemplated by this Agreement or the Investors’ investment in the Topco Interests.

3.5 Access to Information. The Investors have been given the opportunity to ask questions of and receive answers from the Sponsor Parties and their representatives concerning (i) the terms and conditions of the issuance of the Topco Interests and the other transactions contemplated in connection with the Reinvestment and (ii) the financial condition, operation and prospects of each Topco and its subsidiaries after giving effect to the Merger and the Restructuring.

3.6 No Other Representation. The Investors have received no other representations or warranties, written or oral, from the Company or the Sponsor Parties or any other Person acting on behalf of the Company or the Sponsor Parties, other than those contained in Section 2 of this Agreement.

3.7 No Conflicts; No Consents. The authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by the Investors do not, and will not, (a) result in the material breach of (i) other than with respect to SP, any of the Investors’ organizational documents, (ii) any law applicable to any Investor or any of such Investor’s assets or properties, (iii) any judgment, decree, writ, injunction, order or award of any Governmental Entity binding upon such Investor or any of such Investor’s assets or properties, or (iv) any agreement to which such Investor is a party or by which any of its assets or properties is bound; or (b) violate, conflict with or result in the material breach of any term or provision of, require any material notice or consent under, give rise to a right of termination of, constitute a material default (or event which with or without the giving of notice or passage of time or both, would become a material breach) under, result in the acceleration of, or give rise to a right to accelerate any obligation under, any material Contract to which the Investors are party. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Entity, or any other Person, on the part of any Investor is required to be made or obtained in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, other than as provided in the Merger Agreement with respect to the Merger and the other Transactions or as contemplated by the Interim Investors Agreement.

Section 4. Agreements and Acknowledgements of the Investors. The Investors hereby agree and acknowledge to Sycamore Parent as follows:

4.1 No Registration. The Investors understand and agree that the Topco Interests are being acquired by the Investors in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom. The Investors understands that the Topco Interests have not been, and will not be, approved or disapproved by the Securities and Exchange Commission or by any other federal, state or international agency, and that no such agency has passed on the accuracy or adequacy of disclosures made to the Investors by the Sponsor Parties or any Topco. No federal or state governmental agency has passed on or made any recommendation or endorsement of the Topco Interests or an investment in the Topco Interests.

4.2 Limitations on Disposition and Resale. The Investors understand and acknowledge that the Topco Interests have not been and will not be registered under the Securities Act, or the securities laws of any state and, unless the Topco Interests are so registered, they may not be offered, sold, transferred or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities laws of any state or foreign jurisdiction. The Investors agree not to sell, transfer or otherwise dispose of the Topco Interests unless the Topco Interests have been so registered or an exemption from the requirement of registration is available under the Securities Act or any applicable state or foreign securities Laws. The Investors further acknowledge and agree that their ability to dispose of the Topco Interests will be subject to restrictions contained in the organizational documents of the applicable Topco and the Investors Agreement Documents (as defined in the Interim Investors Agreement). The Investors agree that the Topco Interests received in the Reinvestment may be required to bear appropriate legends with respect to the foregoing restrictions. The Investors recognize that there will not be any public trading market for the Topco Interests and, as a result, the Investors may be unable to sell or dispose of their interests in the Topcos. The Investors further acknowledge and agree that no Topco shall have any obligation to register any Topco Interests or other interests in any Topco into which Topco Interests may be convertible.

4.3. Other Agreements and Acknowledgements. The Investors agree that they shall, upon request, execute and deliver any additional documents or instruments or take, or cause to be taken, such other actions as may be reasonably deemed by the Sycamore Parent to be necessary or advisable to carry out the intent or purposes of this Agreement.

Section 5. Tax Treatment. Subject to the terms of the Interim Investors’ Agreement, for U.S. federal income tax purposes (and for purposes of any applicable state or local income tax that follows the U.S. federal income tax treatment), each of the parties to this Agreement intend that the Investors be treated as having sold all of their Existing Shares in the Merger in a fully taxable transaction and as having acquired equity interests of the Topcos in accordance with this Agreement.

Section 6. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, shall be governed by the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

Section 7. Consent to Jurisdiction. Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any legal proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 8 or in such other manner as may be permitted by applicable law, and nothing in this Section 7 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any legal proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any legal proceeding arising in connection with this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such legal proceeding in the Chosen Courts or that such legal proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any legal proceeding relating to this Agreement or the transactions contemplated in any court other than the Chosen Courts. Each of the parties hereto agrees that a final non-appealable judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

Section 8. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by reputable overnight courier service or by email with confirmation of delivery (in portable document format (“pdf”)) as follows:

(a) If to Sycamore Parent, then to:

Blazing Star Parent, LLC

c/o Sycamore Partners Management, L.P.

9 West 57th Street, 31st Floor

New York, NY 10019

Email: [***]

Attn:  [***]

with a copy, which shall not constitute notice, to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn:  [***]

Email:  [***]

(b) If to the Investors, then to the address as set forth on the Investors’ signatures page hereto with a copy, which shall not constitute notice, to:

The Family Office

24, boulevard du Ténao

98000 Monaco

Attention: [***]

Email: [***]

and

Debevoise & Plimpton LLP

66 Hudson Boulevard

New York, New York 10001

Attn: [***]

Email: [***]

All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (ii) immediately upon delivery by hand or by email transmission with confirmation of delivery. Any notice received at the addressee’s location, or by email at the addressee’s email address, on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been delivered and received at 9:00 a.m., addressee’s local time, on the next Business Day.

Section 9. Binding Effect; Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the each of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by (a) the Investors without the prior written consent of the Sycamore Parent (provided that any Investor may assign their rights and obligations hereunder to any transferee to which it transfers the Existing Shares pursuant to and in compliance with Section 2.4 of the Interim Investors’ Agreement provided that (i) such transferee signs a joinder to this Agreement agreeing to be bound by the terms hereof and (ii) such assignment shall not relieve such Investor of its obligations hereunder) or (b) Sycamore Parent without the prior written consent of the Investors.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by all of the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission (such as by electronic mail in “.pdf” form) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 11. Entire Agreement. This Agreement, together with the Merger Agreement, the Voting Agreement and the Interim Investors’ Agreement (including the Exhibits, Schedules and Annexes to each of the foregoing), constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral.

Section 12. Termination of this Agreement. This Agreement shall terminate and no longer have any force or effect upon the mutual written consent of Sycamore Parent, the Investors and the Company and this Agreement shall terminate automatically, without any action of the parties hereto, upon the valid termination of the Merger Agreement in accordance with its terms.

Section 13. Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity, without the necessity of proving the inadequacy of money damages as a remedy. Each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy and agrees that it will not oppose the granting of an injunction, specific performance or any other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

Section 14. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective successors and permitted assigns, and no other Person, including any party to the Merger Agreement, shall have any right, benefit, priority or interest, as third party beneficiary or otherwise, in, under or because of the existence of, this Agreement; provided that, notwithstanding the foregoing or anything in this Agreement to the contrary, the parties hereto acknowledge and agree that the Company is an express third party beneficiary (i) for purposes of enforcing the Investors’ obligations to cause the Aggregate Equity Investment Amount to be funded at the Reinvestment Closing (or, if applicable, at the Subsequent Shields Reinvestment Closing), and (ii) of Section 12, Section 13, this Section 14 and Section 17, in each case, on the terms and subject to the conditions set forth herein.

Section 15. Further Assurances. Subject to the terms and conditions provided herein, each party hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, whether under applicable laws or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement.

Section 16.  Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 17. Amendment. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance; provided that such amendments, modifications or waivers shall also require the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed).

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have hereby executed this Agreement as of the date first above written.

BLAZING STAR PARENT, LLC
By:	/s/ Kevin Burke
Name:	Kevin Burke
Title:	Co-President

[SIGNATURE PAGE TO REINVESTMENT AGREEMENT]

INVESTORS:
STEFANO PESSINA
/s/ Stefano Pessina

Address:
c/o The Family Office 24, boulevard du Ténao 98000 Monaco
Email: paolo.ferretto@ergeny.com
ALLIANCE SANTE PARTICIPATIONS S.A.
By:	/s/ Simone Retter
Name:	Simone Retter
Title:	Président (Chairman)
By:	/s/ Stefano Pessina
Name:	Stefano Pessina
Title:	Administrateur (Director)
Address:
14, avenue du X Septembre
L-2550 Luxembourg
Grand Duchy of Luxembourg
Email: ben.burman@ergeny.com

[SIGNATURE PAGE TO REINVESTMENT AGREEMENT]

SCHEDULE 1

				Topco Interests
	Shares of Company Common Stock	Reinvestment Amount	Additional Equity Investment Amount	Shields Topco Interests		Boots Topco Interests		Real Estate Topco Interests		CCX Topco Interests		U.S. Retail Topco Interests
ASP	144,788,821	$1,657,832,000	$77,638,645	[	][1]	[	][2]	[	][3]	[	][4]	[	][5]
SP	832,258	$9,529,354	$0	[	][1]	[	][2]	[	][3]	[	][4]	[	][5]

Total	145,621,079	$1,667,361,355	$77,638,645	[	][1]	[	][2]	[	][3]	[	][4]	[	][5]

[1]	Interests to consist of membership interests in a Delaware limited liability company. Share/unit numbers to be updated pursuant to Section 1.1.
[2]	Interests to consist of ordinary shares of a Jersey company. Share/unit numbers to be updated pursuant to Section 1.1.
[3]	Interests to consist of equal membership interests in four Delaware limited liability companies. Share/unit numbers to be updated pursuant to Section 1.1.
[4]	Interests to consist of common stock of a Delaware corporation. Share/unit numbers to be updated pursuant to Section 1.1.
[5]	Interests to consist of membership interests in a Delaware limited liability company. Share/unit numbers to be updated pursuant to Section 1.1.

108 WILMOT ROAD DEERFIELD, IL 60015

INSTRUCTIONS FOR VOTING BY THE INTERNET, TELEPHONE OR MAIL

Walgreens Boots Alliance, Inc. encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the voting methods below. Voting is easier than ever.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time, on   , 2025. Have your proxy card in hand when you access the website and follow the instructions.

During The Meeting - Go to www.virtualshareholdermeeting.com/WBA2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time, on  , 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for delivery prior to the meeting date.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72124-         KEEP THIS PORTION FOR YOUR RECORDS

  — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WALGREENS BOOTS ALLIANCE, INC.

If you wish to vote in accordance with the Board of Directors recommendations, just sign and date below.

The Board of Directors, with Stefano Pessina and John Lederer recused, recommends that you vote FOR proposals 1, 2 and 3.
		For	Against	Abstain

1.

To adopt and approve the Agreement and Plan of Merger, dated as of March 6, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Walgreens Boots Alliance, Inc. (the “Company”), Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the other affiliates of Parent named therein, pursuant to which, subject to the terms and conditions set forth therein and among other things, Merger Sub will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Merger”) (such proposal, the “Merger Agreement Proposal”).

		☐	☐	☐

2.

To adjourn the Special Meeting, from time to time, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

		☐	☐	☐

3.	To approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”).	☐	☐	☐

NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign your name(s) as it appear(s) on this proxy. Joint owners should each sign. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

SPECIAL MEETING

The Walgreens Boots Alliance, Inc. Special Meeting of Stockholders will be held on  , 2025, at    , via the Internet at www.virtualshareholdermeeting.com/WBA2025SM. As the company will be hosting the meeting virtually, there will be no physical location for stockholders to attend the meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on  , 2025:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V72125-

WALGREENS BOOTS ALLIANCE, INC.

Special Meeting Proxy Card

Proxy solicited on behalf of the Board of Directors

The stockholder hereby appoints TIMOTHY C. WENTWORTH and LANESHA MINNIX, and each of them, with full power of substitution in each, as attorneys and proxies to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of WALGREENS BOOTS ALLIANCE, INC. (and any adjournment, postponement or rescheduling thereof) to be held via the Internet at www.virtualshareholdermeeting.com/WBA2025SM on   , 2025 upon the matters referred to on the reverse side and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment, postponement or rescheduling thereof. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any adjournment, postponement or rescheduling thereof.

This proxy, when properly executed and received in a timely manner, will be voted as directed. If no direction is specified, this proxy will be voted FOR proposals 1, 2 and 3, and in the discretion of the proxy holders on such other matters as may properly come before the meeting or any adjournment, postponement or rescheduling thereof.